AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 18, 2019

FILE NO. 002-86082

FILE NO. 811-03833-01

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☑
Post-Effective Amendment No. 107

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 108

MAINSTAY VP FUNDS TRUST

(exact name of registrant as specified in charter)

51 MADISON AVENUE,

NEW YORK, NEW YORK 10010

(address of principal executive office)

REGISTRANT’S TELEPHONE NUMBER: (212) 576-7000

Copy to:

J. Kevin Gao, Esq. MainStay VP Funds Trust 30 Hudson Street Jersey City, NJ 07302	Thomas C. Bogle, Esq. Corey F. Rose, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006

(NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2019 pursuant to paragraph (b)(1) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on May 1, 2019 pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on ___________, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus for MainStay VP Funds Trust
May 1, 2019

Initial Class, Service Class and Service 2 Class Shares

Equity Portfolios
MainStay VP Eagle Small Cap Growth Portfolio	MainStay VP MacKay International Equity Portfolio
MainStay VP Emerging Markets Equity Portfolio	MainStay VP MacKay Mid Cap Core Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio	MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio[1]	MainStay VP MacKay Small Cap Core Portfolio
MainStay VP Large Cap Growth Portfolio	MainStay VP Mellon Natural Resources Portfolio
MainStay VP MacKay Common Stock Portfolio	MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP MacKay Growth Portfolio
Mixed Asset Portfolios
MainStay VP Balanced Portfolio	MainStay VP Janus Henderson Balanced Portfolio
MainStay VP Income Builder Portfolio	MainStay VP MacKay Convertible Portfolio
Alternative Portfolios
MainStay VP Cushing® Renaissance Advantage Portfolio	MainStay VP IQ Hedge Multi-Strategy Portfolio
Income Portfolios
MainStay VP Bond Portfolio	MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP Floating Rate Portfolio	MainStay VP MacKay Unconstrained Bond Portfolio
MainStay VP Indexed Bond Portfolio	MainStay VP PIMCO Real Return Portfolio
MainStay VP MacKay Government Portfolio
Money Market Portfolio
MainStay VP U.S. Government Money Market Portfolio
Asset Allocation Portfolios
MainStay VP Conservative Allocation Portfolio	MainStay VP Moderate Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio	MainStay VP Growth Allocation Portfolio

1 Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.

Shares of the Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. The availability of the Portfolios and share classes as underlying investment options may vary by policy and jurisdiction. Each policy involves fees and expenses not described in this Prospectus. Please read the prospectus for the applicable policy for more information, including fees and expenses.

Shares of certain Portfolios are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Equity

Mixed Asset

MainStay VP Balanced Portfolio	63
MainStay VP Income Builder Portfolio	69
MainStay VP Janus Henderson Balanced Portfolio	75
MainStay VP MacKay Convertible Portfolio	80
MainStay VP MacKay Convertible Portfolio (Service 2 Class)	85

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio	90
MainStay VP IQ Hedge Multi-Strategy Portfolio	96

Income

MainStay VP Bond Portfolio	106
MainStay VP Floating Rate Portfolio	111
MainStay VP Indexed Bond Portfolio	116
MainStay VP MacKay Government Portfolio	121
MainStay VP MacKay High Yield Corporate Bond Portfolio	126
MainStay VP MacKay Unconstrained Bond Portfolio	131
MainStay VP PIMCO Real Return Portfolio	138

Money Market

MainStay VP U.S. Government Money Market Portfolio	144

Asset Allocation

MainStay VP Eagle Small Cap Growth Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.81%	0.81%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.85%	1.10%

1. The management fee is as follows: 0.81% on assets up to $1 billion; and 0.785% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 87	$ 271	$ 471	$ 1,049
Service Class	$ 112	$ 350	$ 606	$ 1,340
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in small capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company in the Russell 2000® Growth Index at the time of the Portfolio's investment (approximately $8.7 billion as of February 28, 2019). The Portfolio may invest in securities of U.S. and foreign companies.

Investment Process: When making its investment decisions, Eagle Asset Management, Inc., the Portfolio's Subadvisor, generally focuses on investing in the securities of companies that the Subadvisor believes have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. The Subadvisor utilizes a "bottom up" approach to identifying companies in which it invests and performs proprietary investment research. A bottom-up method of analysis de-emphasizes the significance of broader economic events and circumstances because the primary focus is on the individual companies rather than the industry in which that company operates or the economy as a whole. The Portfolio may sell securities when they no longer meet the Subadvisor's investment criteria. Although the Subadvisor generally does not emphasize investment in any particular sector or industry, the Portfolio may invest a significant portion of its assets in the securities of companies in the information technology sector at any given time.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the

MainStay VP Eagle Small Cap Growth Portfolio

market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Sector Risk: To the extent the Portfolio focuses its investments in particular sectors of the economy, the Portfolio’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Portfolio held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are

MainStay VP Eagle Small Cap Growth Portfolio

not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 2000® Growth Index as its primary benchmark. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
1Q/13	12.61%
Worst Quarter
4Q/18	-21.46%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-8.88%	4.58%	7.43%
Service Class	2/17/2012	-9.11%	4.32%	7.16%
Russell 2000® Growth Index (reflects no deductions for fees, expenses, or taxes)		-9.31%	5.13%	9.55%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Eagle Asset Management, Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Eagle Asset Management, Inc.	Bert L. Boksen, Managing Director and Portfolio Manager	Since 2012
	Eric Mintz, Portfolio Co-Manager	Since 2012
	Christopher Sassouni, Portfolio Co-Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP Eagle Small Cap Growth Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Emerging Markets Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	1.15%	1.40%

1. The management fee is as follows: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 117	$ 365	$ 633	$ 1,398
Service Class	$ 143	$ 443	$ 766	$ 1,680
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 135% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity and equity-related securities, including preferred stock, of companies located in or associated with emerging market countries. The Portfolio may invest in securities issued by entities without regard to market capitalization, including smaller companies. These securities may be denominated in U.S. or non-U.S. currencies. The Portfolio may also invest in exchange-traded funds to obtain this exposure or for other investment purposes. The Portfolio may also invest in American Depositary Receipts, Global Depositary Receipts and non-voting Depositary Receipts.

The Portfolio utilizes two Subadvisors, MacKay Shields LLC (“MacKay Shields”) and Candriam Belgium, with investment processes and styles that New York Life Investment Management LLC, the Portfolio’s Manager, believes are complementary. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time.

Each Subadvisor has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors, such as the development of a country’s financial and capital markets, and inclusion of a country in an index representative of emerging markets.

At times, the Portfolio might increase the relative exposure to investments in a particular region or country. The Portfolio may invest up to 20% of its net assets in securities that are not issued by entities in, or tied economically to, emerging markets. These investments may include equity securities, U.S. government and agency securities and short-term investments such as cash and cash equivalents.

The Portfolio may also make use of derivative financial instruments for the purpose of hedging or exposure, such as futures, options, swaps, and forwards.

MainStay VP Emerging Markets Equity Portfolio

Each Subadvisor may sell a security or reduce its position if it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

MacKay Shields’ Investment Strategies & Process: Using an objective, disciplined and broadly applied process, MacKay Shields selects securities that it believes have the most potential to appreciate in value, while seeking to limit exposure to risk. MacKay Shields seeks to control exposure to risk through, among other things, country, sector and industry constraints. These constraints may limit MacKay Shields’ ability to overweight or underweight particular sectors or industries relative to the Portfolio’s benchmark, the MSCI Emerging Markets Index (the “Index”). MacKay Shields will further seek to reduce risk by diversifying assets over a large number of securities. MacKay Shields seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued securities which it believes have a high probability of providing returns greater than the Index. MacKay Shields uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria, and also conducts a qualitative review of the results of the quantitative analysis. In certain cases, MacKay Shields may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. MacKay Shields regularly evaluates the quantitative model and, from time to time, may adjust the metrics and data underlying its quantitative analysis for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

Based on quantitative and qualitative analysis, MacKay Shields overweights, relative to the Index, equity securities that it believes have a high probability of providing a total return greater than the Index. Also, MacKay Shields will underweight securities that it believes are likely to underperform.

Candriam Belgium’s Investment Strategies & Process: In managing its portion of the Portfolio, Candriam Belgium seeks to create medium to longer-term capital appreciation through investments in emerging market companies that are considered to generate high, and growing, levels of profits. This is achieved by constructing a diversified, conviction-based portfolio, aiming for consistent risk-adjusted returns greater than the Index.

Investment opportunities are identified via a thematic approach combined with a bottom-up stock selection methodology based on a proprietary quantitative screening platform to identify companies with attractive profitability levels and sustainable growth trends relative to their country and/or sector, and with market capitalizations at the time of investment of $500 million or more. Additionally, this proprietary quantitative screening platform also seeks to limit exposure to industries which do not satisfy Candriam Belgium’s environmental, social or governance (“ESG”) criteria such as certain types of extractive industries, tobacco-related industries and industries related to chemical, biological or white phosphorus weapons. Return on equity, sustainable growth at a reasonable price, earnings and earnings revisions are central to the screening. Quality and return potential of the candidate investments are validated through further fundamental stock analysis and an appropriate fit with the preferred investment themes.

Sector, currency, regional and country deviations are kept within predetermined limits relative to the Index. Candriam Belgium seeks to reduce risk by diversifying its portion of the Portfolio over a large number of securities.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisors may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

MainStay VP Emerging Markets Equity Portfolio

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations. To the extent that a Subadvisor determines not to pursue an investment opportunity for nonfinancial reasons, such as its ESG criteria, the Portfolio may forgo some market opportunities available to other funds. As a result, the Portfolio may underperform similar funds that do not take into account non-financial reasons, such as ESG criteria.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Preferred Shares Risk: Preferred shares represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share's price when interest rates decline.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation) credit risk, maturity risk, market risk, interest rate risk, and call risk. Interest rates in the United States are near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for the Portfolio to sell its bond holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

MainStay VP Emerging Markets Equity Portfolio

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisors believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower than that of funds that invest in other types of equity securities.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Geographic Focus Risk: Issuers that operate in a single country, a small number of countries, or a particular geographic region can be affected similarly by the market, currency, political, economic, regulatory, geopolitical and other conditions in such country or region, and the Portfolio’s performance will be affected by the conditions, in the countries or regions to which the Portfolio is exposed. To the extent the Portfolio focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI Emerging Markets Index as its primary benchmark. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective January 13, 2015, the Portfolio changed its subadvisors and revised its principal investment strategies. The performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.

MainStay VP Emerging Markets Equity Portfolio

In addition, one of the Portfolio’s subadvisors changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

MainStay VP Emerging Markets Equity Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
1Q/17	14.52%
Worst Quarter
3Q/15	-17.32%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-20.55%	-2.28%	-2.29%
Service Class	2/17/2012	-20.74%	-2.53%	-2.54%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses, or taxes)		-14.58%	1.65%	1.07%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC and Candriam Belgium serve as the Subadvisors. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisors	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Ping Wang, Director	Since 2017
	Rui Tang, Director	Since 2018
Candriam Belgium	Jan Boudewijns, Head of Emerging Markets Equity Management	Since 2015
	Philip Screve, Senior Fund Manager	Since 2015
	Mohamed Lamine Saidi, Senior Fund Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP Emerging Markets Equity Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Epoch U.S. Equity Yield Portfolio

Investment Objective

The Portfolio seeks current income and capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.69%	0.69%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.71%	0.96%
Waiver / Reimbursement[2]	(0.03)%	(0.03)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.68%	0.93%

1. The management fee is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Initial Class shares. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 69	$ 224	$ 392	$ 880
Service Class	$ 95	$ 303	$ 528	$ 1,175
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio generally invests in a diversified portfolio consisting of equity securities of U.S. companies that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying U.S. companies across all market capitalizations. Generally, U.S. companies are companies organized in the U.S. that trade primarily in U.S. securities markets. The Portfolio may invest up to 15% of its net assets in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets.

Investment Process: Epoch Investment Partners, Inc., the Portfolio's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have management teams that allocate free cash flow effectively to create shareholder value.

MainStay VP Epoch U.S. Equity Yield Portfolio

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management. The Subadvisor evaluates whether a company has a focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Dividend-Paying Stock Risk: The Portfolio’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Portfolio to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Portfolio to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received by the Portfolio may not qualify as income for Portfolio investors.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These

MainStay VP Epoch U.S. Equity Yield Portfolio

risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Portfolio has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid cap stocks. It is designed to reflect the performance of equities in the MSCI USA Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid cap USA equity universe. It is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints).

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio replaced its subadvisor, effective January 9, 2017, and modified its principal investment strategies as of March 13, 2017. The past performance in the bar chart and table prior to those dates reflects the Portfolio’s prior subadvisor and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	15.90%
Worst Quarter
3Q/11	-17.08%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1998	-5.23%	4.33%	10.86%
Service Class	6/5/2003	-5.46%	4.06%	10.58%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)		-8.27%	5.95%	11.18%
U.S. Equity Yield Composite Index (reflects no deductions for fees, expenses, or taxes)		-1.60%	8.97%	12.40%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Epoch Investment Partners, Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

MainStay VP Epoch U.S. Equity Yield Portfolio

Subadvisor	Portfolio Managers	Portfolio Service Date
Epoch Investment Partners, Inc.	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2017
	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2017
	John Tobin, Managing Director	Since 2017
	Kera Van Valen, Managing Director	Since 2017
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Fidelity Institutional AM® Utilities Portfolio

(formerly known as MainStay VP MFS® Utilities Portfolio)

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.64%	0.64%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.68%	0.93%

1. The management fee is as follows: 0.64% on assets up to $1 billion; 0.61% on assets from $1 billion to $3 billion; and 0.60% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 69	$ 218	$ 379	$ 847
Service Class	$ 95	$ 296	$ 515	$ 1,143
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowing for investment purposes) in securities of issuers in the utilities group of industries and companies deriving a majority of their revenues from their utility operations.

These companies may include, for example, companies that produce electricity, including nuclear and non-nuclear facilities; companies that distribute and transmit natural and manufactured gas; water treatment and other utility companies; and other companies that operate as independent power producers, gas and power marketing and trading specialists and/or integrated energy merchants. The Portfolio will invest at least 25% of its total assets (concentrate its investments) in securities issued by companies in the utilities group of industries. In addition to concentrating on particular industries, the Portfolio may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The Portfolio is non-diversified, which means it may invest a greater percentage of its assets in a limited number of issuers than a diversified fund.

FIAM LLC, the Portfolio’s Subadvisor, does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security’s market value.

The Subadvisor normally invests the Portfolio’s assets primarily in equity securities.

The Portfolio may invest in domestic and foreign securities without limitation.

MainStay VP Fidelity Institutional AM® Utilities Portfolio

The Subadvisor may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease a fund’s exposure to changing security prices or other factors that affect security values.

Investment Process: In buying and selling securities for the Portfolio, the Subadvisor relies on fundamental analysis, which involves a bottom-up assessment, including macro and quantitative support, of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

The energy markets have experienced significant volatility, including significant swings in the price of crude oil and natural gas prices, and may experience and have historically experienced relatively high volatility for prolonged periods as a result of factors such as supply, technology, regulation, and market collusion. Such conditions may negatively impact the Portfolio and its shareholders. The Subadvisor may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolio's performance will correlate with any increase in oil and gas prices.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Utilities Risk: The Portfolio's performance will be closely tied to the performance of utilities issuers and, as a result, can be more volatile than the performance of more broadly-diversified funds. The prices of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors.

Concentration Risk: Because the Portfolio focuses its investments in a specific industry or group of industries, the Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the industries in which it invests. The Portfolio is subject to the risk that: (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries.

Non-Diversification Risk: The Portfolio is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. A non-diversified fund may have a significant portion of its investments in a smaller number of issuers than a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Portfolio, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Portfolio.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

MainStay VP Fidelity Institutional AM® Utilities Portfolio

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

The utilities group of industries is subject to significant government regulation and oversight, including regulatory limits on rates, profits and the ability to pay dividends to investors as well as restrictions on a company’s access to new markets, which may adversely affect the Portfolio’s investments in utilities issuers. In addition, deregulation of the utilities group of industries may subject utility companies to greater competition and may reduce their profitability. Together, these risks subject utilities issuers to uncertainty and may result in increased price volatility of securities of issuers in the utilities group of industries.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Derivatives may also increase the expenses of the Portfolio.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI USA IMI Utilities 25/50 Index as its primary benchmark as a replacement for the Dow Jones Global Utilities Index because it believes that the MSCI USA IMI Utilities 25/50 Index is more reflective of its current investment style. The MSCI USA IMI Utilities 25/50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of utilities companies in the MSCI U.S. Investable Market 2500 Index.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio replaced its subadvisor, modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor, principal investment strategies and diversification status.

MainStay VP Fidelity Institutional AM® Utilities Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
2Q/14	10.01%
Worst Quarter
3Q/15	-11.63%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	0.80%	4.45%	7.37%
Service Class	2/17/2012	0.55%	4.20%	7.10%
MSCI USA IMI Utilities 25/50 Index (reflects no deductions for fees, expenses, or taxes)		4.54%	10.86%	10.75%
Dow Jones Global Utilities Index (reflects no deductions for fees, expenses, or taxes)		0.66%	5.87%	6.03%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. FIAM LLC serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
FIAM LLC	Douglas Simmons, Portfolio Manager	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your

MainStay VP Fidelity Institutional AM® Utilities Portfolio

individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Large Cap Growth Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.74%	0.74%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.76%	1.01%

1. The management fee is as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $750 million; 0.71% on assets from $750 million to $1 billion; 0.70% on assets from $1 billion to $2 billion; 0.66% on assets from $2 billion to $3 billion; 0.61% on assets from $3 billion to $7 billion; 0.585% on assets from $7 billion to $9 billion; and 0.575% on assets over $9 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 78	$ 243	$ 422	$ 942
Service Class	$ 103	$ 322	$ 558	$ 1,236
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in large capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase. Typically, Winslow Capital Management, LLC, the Portfolio's Subadvisor, invests substantially all of the Portfolio's investable assets in domestic securities. However, the Portfolio is permitted to invest up to 20% of its net assets in foreign securities, which are generally securities issued by companies organized outside the United States or that trade primarily in non-U.S. securities markets.

Investment Process: The Portfolio invests in those companies that the Subadvisor believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term. The Subadvisor seeks to invest in companies that have the potential for above-average future earnings and cash flow growth with management focused on shareholder value.

When purchasing stocks for the Portfolio, the Subadvisor looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; leads or gains in market share; identifiable and sustainable competitive advantages; managed by a team that can perpetuate the firm's competitive advantages; high, and preferably rising, returns on invested capital; deploys excess cash flow to enhance shareholder return; and demonstrates sound corporate governance. The Subadvisor may give consideration to certain environmental, social, and governance (“ESG”) criteria when evaluating an investment opportunity.

MainStay VP Large Cap Growth Portfolio

The Subadvisor takes a "bottom-up" investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

Under normal market conditions, the Subadvisor employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, or the position exceeds limits set by the Subadvisor.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. To the extent that the Subadvisor determines not to pursue an investment opportunity for nonfinancial reasons, such as its ESG criteria, the Portfolio may forgo some market opportunities available to other funds. As a result, the Portfolio may underperform similar funds that do not take into account non-financial reasons, such as ESG criteria.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The

MainStay VP Large Cap Growth Portfolio

Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
1Q/12	17.24%
Worst Quarter
4Q/18	-15.92%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1998	3.57%	9.50%	14.70%
Service Class	6/6/2003	3.31%	9.22%	14.42%
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)		-1.51%	10.40%	15.29%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Winslow Capital Management, LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Winslow Capital Management, LLC	Justin H. Kelly, Chief Executive Officer & Chief Investment Officer	Since 2005
	Patrick M. Burton, Senior Managing Director	Since 2013
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP Large Cap Growth Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay Common Stock Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.54%	0.54%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.57%	0.82%

1. The management fee is as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 58	$ 183	$ 318	$ 714
Service Class	$ 84	$ 262	$ 455	$ 1,014
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 125% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks. The Portfolio primarily invests in common stocks of U.S. companies with market capitalizations that, at the time of investment, are similar to companies in the Standard & Poor's 500® Index ("S&P 500® Index”) (which ranged from $4.6 billion to $860.7 billion as of February 28, 2019) and the Russell 1000® Index (which ranged from $449.5 million to $860.7 billion as of February 28, 2019).

Investment Process: Using an objective, disciplined and broadly-applied process, MacKay Shields LLC, the Portfolio’s Subadvisor, selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Portfolio's exposure to risk by seeking to construct a broadly-diversified portfolio of securities issued by a large number of companies, across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

MainStay VP MacKay Common Stock Portfolio

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the Russell 1000® Index as its secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest companies based on a combination of their market cap and current index membership.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

MainStay VP MacKay Common Stock Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	15.26%
Worst Quarter
4Q/18	-14.81%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/23/1984	-5.84%	7.83%	12.44%
Service Class	6/5/2003	-6.08%	7.56%	12.16%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)		-4.78%	8.21%	13.28%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Migene Kim, Managing Director	Since 2007
	Mona Patni, Director	Since 2014
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP MacKay Common Stock Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay Growth Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.69%	0.69%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.73%	0.98%

1. The management fee is as follows: 0.70% on assets up to $500 million; 0.65% on assets from $500 million to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 75	$ 233	$ 406	$ 906
Service Class	$ 100	$ 312	$ 542	$ 1,201
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in common stocks of large capitalization growth companies with market capitalizations that, at the time of investment, are similar to companies in the Russell 1000® Growth Index (which ranged from $449.5 million to $860.7 billion as of February 28, 2019).

Investment Process: Using an objective, disciplined and broadly-applied process, MacKay Shields LLC, the Portfolio’s Subadvisor, selects large capitalization securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Portfolio’s exposure to risk by seeking to construct a broadly-diversified portfolio of securities issued by companies, across sectors and industries using quantitative analysis to identify undervalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

MainStay VP MacKay Growth Portfolio

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective January 11, 2013 and July 29, 2016, the Portfolio modified its principal investment strategies in connection with changes in the Portfolio's Subadvisor. The past performance in the bar chart and table reflect the Subadvisors and strategies in place during their respective time periods.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

MainStay VP MacKay Growth Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
1Q/12	16.18%
Worst Quarter
4Q/18	-18.28%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	-4.24%	6.95%	11.53%
Service Class	6/5/2003	-4.48%	6.69%	11.26%
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)		-1.51%	10.40%	15.29%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Migene Kim, Managing Director	Since 2016
	Mona Patni, Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP MacKay Growth Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay International Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.89%	0.89%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.96%	1.21%

1. The management fee is as follows: 0.89% on assets up to $500 million; and 0.85% on assets over $500 million.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 98	$ 306	$ 531	$ 1,178
Service Class	$ 123	$ 384	$ 665	$ 1,466
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in those companies that meet the quality and valuation criteria of MacKay Shields LLC, the Portfolio's Subadvisor.

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of issuers, wherever organized, which operate mainly outside the United States. The Portfolio invests in securities of companies which conduct business in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. The Portfolio may also invest in exchange-traded funds ("ETFs") to obtain this exposure or for other investment purposes.

Investment Process: The Subadvisor seeks to identify investment opportunities through “bottom-up” analysis and fundamental research. The Subadvisor performs research to identify reasonably priced companies with competitive market advantages that it believes are able to benefit from long-term market trends and that the Subadvisor believes are able to sustainably grow earnings over time regardless of economic climate. Allocations to countries and industries are also a result of the "bottom-up" stock selection process and, as a result, may deviate from the country and industry weightings in the benchmark. The Portfolio may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with lower operating margins, more highly leveraged balanced sheets, or more economic sensitivity.

Generally, the Portfolio seeks to limit its investments in securities of: (i) any one company; (ii) companies in the same industry; (iii) companies located in any one country; and (iv) companies located in emerging markets (currently limited to 25% of the Portfolio’s assets measured at the time of investment).

MainStay VP MacKay International Equity Portfolio

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, whether the security has approached full valuation, if the investment thesis is invalidated, if superior opportunities to redeploy exist or emerge, or if industry group or country weights or individual positions need to be adjusted.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

MainStay VP MacKay International Equity Portfolio

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI ACWI® (All Country World Index) Ex U.S. as its primary benchmark. The MSCI ACWI® Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The Portfolio has selected the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	17.53%
Worst Quarter
3Q/11	-18.93%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1995	-11.56%	2.88%	5.24%
Service Class	6/5/2003	-11.78%	2.63%	4.98%
MSCI ACWI® Ex U.S. Index (reflects no deductions for fees, expenses, or taxes)		-14.20%	0.68%	6.57%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Carlos Garcia-Tunon, Senior Managing Director	Since 2013
	Ian Murdoch, Director	Since 2017
	Lawrence Rosenberg, Director	Since 2017
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

MainStay VP MacKay International Equity Portfolio

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay Mid Cap Core Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.88%	1.13%
Waiver / Reimbursement[2]	(0.02)%	(0.02)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.86%	1.11%

1. The management fee is as follows: 0.85% on assets up to $1 billion; 0.80% on assets from $1 billion to $2 billion; and 0.775% on assets over $2 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.86% and 1.11%, respectively of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 88	$ 279	$ 486	$ 1,082
Service Class	$ 113	$ 357	$ 620	$ 1,373
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 181% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap® Index (which ranged from $449.5 million to $77.5 billion as of February 28, 2019), and invests primarily in common stocks of U.S. companies.

Investment Process: Investments are selected using an objective, disciplined and broadly-applied process, while limiting exposure to risk. MacKay Shields LLC, the Portfolio's Subadvisor, seeks to control the Portfolio's exposure to risk by seeking to construct a broadly diversified portfolio of securities issued by a large number of companies across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from

MainStay VP MacKay Mid Cap Core Portfolio

time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell Midcap® Index as its primary benchmark. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest companies based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies.

MainStay VP MacKay Mid Cap Core Portfolio

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	20.89%
Worst Quarter
3Q/11	-19.58%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	7/2/2001	-11.98%	5.14%	13.43%
Service Class	6/5/2003	-12.20%	4.87%	13.14%
Russell Midcap® Index (reflects no deductions for fees, expenses, or taxes)		-9.06%	6.26%	14.03%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Migene Kim, Managing Director	Since 2007
	Mona Patni, Director	Since 2014
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP MacKay Mid Cap Core Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay S&P 500 Index Portfolio

Investment Objective

The Portfolio seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.16%	0.16%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.19%	0.44%
Waiver / Reimbursement[2]	(0.03)%	(0.03)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.16%	0.41%

1. The management fee is as follows: 0.16% on assets up to $2.5 billion; and 0.15% on assets over $2.5 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.16% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Service Class shares. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 16	$ 58	$ 104	$ 240
Service Class	$ 42	$ 138	$ 243	$ 552
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in stocks as represented in the Standard & Poor's 500® Index ("S&P 500® Index”) in the same proportion, to the extent feasible.

The Portfolio may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves, while being fully invested, to facilitate trading or to reduce transaction costs. The Portfolio may invest in such derivatives to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Investment Process: MacKay Shields LLC, the Portfolio's Subadvisor, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500® Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500® Index. The correlation between the investment performance of the Portfolio and the S&P 500® Index is expected to be at least 0.95, before charges, fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation,

MainStay VP MacKay S&P 500 Index Portfolio

which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Index Strategy Risk: The Portfolio employs an index strategy that seeks to invest in stocks as represented in the S&P 500® Index. If the value of the S&P 500® Index declines, the net asset value of shares of the Portfolio will also decline. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the Index.

Correlation Risk: The Portfolio's ability to track the S&P 500® Index may be affected by, among other things, transaction costs; changes in either the composition of the S&P 500® Index or the number of shares outstanding for the components of the S&P 500® Index; and timing and amount of purchases and redemptions of the Portfolio's shares. Therefore, there is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500® Index.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

MainStay VP MacKay S&P 500 Index Portfolio

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	15.85%
Worst Quarter
3Q/11	-13.92%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	-4.52%	8.21%	12.83%
Service Class	6/5/2003	-4.76%	7.94%	12.54%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Francis J. Ok, Managing Director	Since 2004
	Lee Baker, Director	Since 2008
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

MainStay VP MacKay S&P 500 Index Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay Small Cap Core Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.83%	1.08%
Waiver / Reimbursement[2]	(0.03)%	(0.03)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.80%	1.05%

1. Restated to reflect current management fees. The management fee is as follows: 0.80% on assets up to $1 billion; 0.775% on assets from $1 billion to $2 billion; and 0.75% on assets over $2 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.80% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Service Class shares. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 82	$ 262	$ 458	$ 1,023
Service Class	$ 107	$ 340	$ 593	$ 1,314
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 161% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell 2000® Index, and invests primarily in common stocks of U.S. companies. As of February 28, 2019, companies in the Russell 2000® Index had market capitalizations ranging from $10 million to $8.7 billion.

Investment Process: MacKay Shields LLC, the Portfolio's Subadvisor, seeks to construct a broadly diversified portfolio across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying

MainStay VP MacKay Small Cap Core Portfolio

its quantitative analysis or model for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions. Using an objective, disciplined and broadly-applied process, the Subadvisor selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Portfolio’s exposure to risk by diversifying the Portfolio’s investments over securities issued by a large number of companies.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 2000® Index as its primary benchmark. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of

MainStay VP MacKay Small Cap Core Portfolio

the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2017-2018)

Best Quarter
2Q/18	9.04%
Worst Quarter
4Q/18	-21.97%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	Since
			Inception
Initial Class	5/2/2016	-15.11%	5.46%
Service Class	5/2/2016	-15.32%	5.20%
Russell 2000® Index (reflects no deductions for fees, expenses, or taxes)		-11.01%	7.96%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Migene Kim, Managing Director	Since 2016
	Mona Patni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP MacKay Small Cap Core Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Mellon Natural Resources Portfolio

(formerly known as MainStay VP VanEck Global Hard Assets Portfolio)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.79%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.85%

1. The management fee is as follows: 0.79% on assets up to $1 billion; and 0.78% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 87	$ 271	$ 471	$ 1,049
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 78% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in the stocks of companies in the natural resources and natural resources related sectors. Generally, these are companies principally engaged in owning or developing natural resources, or principally engaged in supplying goods, technology and services relating to natural resources. These companies may include, for example, companies involved in exploring, mining, drilling, refining, processing, transporting, distributing, fabricating, dealing in, or owning natural resources, and companies providing environmental services. Natural resources include, but are not limited to, precious metals (e.g., gold, platinum and silver), ferrous and non-ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases) and other sources (including alternative sources) of energy, chemicals, paper and forest products, farming products, real estate, food, textile and tobacco products, and other basic commodities.

The Portfolio will invest at least 25% of its total assets (concentrate its investments) in the securities of “hard assets” companies and instruments that derive their value from hard assets. A hard assets company is a company that derives directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets, which are (i) precious metals, (ii) base and industrial metals, (iii) energy, or (iv) other commodities.

The Portfolio invests principally in common stocks, but may also invest in preferred stocks, warrants and convertible securities, including those purchased in initial public offerings (IPOs), and American Depositary Receipts (ADRs). The Portfolio may invest in securities issued by exchange-traded funds (ETFs). The Portfolio may invest in foreign securities (i.e., securities issued by companies organized under the laws of countries other than the U.S.), including emerging markets securities.

MainStay VP Mellon Natural Resources Portfolio

The Portfolio may also invest in options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Investment Process: Using fundamental research, the Portfolio’s Subadvisor, Mellon Investments Corporation, seeks stocks of companies with strong positions in their natural resources sector, sustained achievement records and strong financial condition. There are no prescribed limits on the weightings of securities in any particular natural resources sector or in any individual company, and the Portfolio may invest in companies of any market capitalization.

The Subadvisor typically sells a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance or when a stock is fully valued by the market. The Subadvisor may also sell a stock to secure gains, limit losses or redeploy assets into more promising opportunities.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

The energy markets have experienced significant volatility, including significant swings in the price of crude oil and natural gas prices, and may experience and have historically experienced relatively high volatility for prolonged periods as a result of factors such as supply, technology, regulation, and market collusion. Such conditions may negatively impact the Portfolio and its shareholders. The Subadvisor may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolio's performance will correlate with any increase in oil and gas prices.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Natural Resources Sector Risk: Investments in the natural resources and related sectors may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which foreign securities are subject also may affect domestic companies in which the fund invests if they have significant operations or investments in foreign countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government

MainStay VP Mellon Natural Resources Portfolio

regulations (both domestic and foreign) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources sectors.

Commodities and Commodity-Linked Derivatives Risk: Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Focused Portfolio Risk: Because the Portfolio typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility of the Portfolio’s NAVs. The Portfolio will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a fund that is invested more broadly.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Companies in the natural resources and natural resources related sectors are subject to greater governmental regulation than certain other industries. As a result, changes in regulatory policies, including government regulations (both domestic and foreign) or policies of intergovernmental organizations that may affect the supply of and demand for natural resources, may be more likely to adversely affect the value of securities issued by these companies.

Preferred Shares Risk: Preferred shares represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share's price when interest rates decline.

Initial Public Offering Risk: Initial public offering share prices are frequently volatile due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. Investments in initial public offering shares may significantly impact Portfolio performance.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the

MainStay VP Mellon Natural Resources Portfolio

contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Derivatives may also increase the expenses of the Portfolio.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Hard Assets Risk: The Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the hard assets industries (such as the energy and metals industries). Securities of issuers in the precious metals and other hard assets industries are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

Concentration Risk: Because the Portfolio focuses its investments in a specific industry or group of industries, the Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the industries in which it invests. The Portfolio is subject to the risk that: (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or

MainStay VP Mellon Natural Resources Portfolio

receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying securities. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such right or warrant.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P Global Natural Resources Index as its primary benchmark as a replacement for the S&P North American Natural Resources Sector Index because it believes that the S&P Global Natural Resources Index is more reflective of its current investment style. The S&P Global Natural Resources Sector Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure to agribusiness, energy, and metals & mining.

Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of November 30, 2018. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
2Q/16	15.62%
Worst Quarter
3Q/15	-27.20%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-28.63%	-11.17%	-8.16%
S&P Global Natural Resources Index (reflects no deductions for fees, expenses, or taxes)		-12.57%	-0.52%	-0.61%
S&P North American Natural Resources Sector Index (reflects no deductions for fees, expenses, or taxes)		-21.07%	-6.50%	-3.64%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Mellon Investments Corporation serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

MainStay VP Mellon Natural Resources Portfolio

Subadvisor	Portfolio Manager	Portfolio Service Date
Mellon Investments Corporation	Robin Wehbe, Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP T. Rowe Price Equity Income Portfolio

Investment Objective

The Portfolio seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.72%	0.72%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.75%	1.00%

1. Restated to reflect current management fees. The management fee is as follows: 0.725% on assets up to $500 million; 0.70% on assets from $500 million to $1 billion; and 0.675% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 77	$ 240	$ 417	$ 930
Service Class	$ 102	$ 318	$ 552	$ 1,225
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks, with an emphasis on large-capitalization stocks that have strong track records of paying dividends or that are believed to be undervalued.

T. Rowe Price Associates, Inc., the Portfolio's Subadvisor, typically employs a "value" approach in selecting investments. The Subadvisor seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Subadvisor generally looks for companies in the aggregate with one or more of the following characteristics:

• an established operating history;

• above-average dividend yield relative to the Russell 1000® Value Index;

• a low price/earnings ratio relative to the Russell 1000® Value Index;

• a sound balance sheet and other positive financial characteristics; and

• a low stock price relative to a company's underlying value as measured by assets, cash flow, or business franchises.

MainStay VP T. Rowe Price Equity Income Portfolio

The Portfolio generally seeks investments in large capitalization companies and the Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the Russell 1000® Value Index. In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria.

These situations might arise when the Subadvisor believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the Portfolio may invest up to 25% of its total assets in foreign stocks in keeping with the Portfolio's objectives. The Portfolio may invest up to 10% of its total assets in below investment grade quality debt instruments (commonly referred to as high-yield securities or “junk bonds”). The Portfolio may also invest up to 10% of its total assets in hybrid instruments. The Portfolio may at times invest significantly in certain sectors, such as the financials sector.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Dividend-Paying Stock Risk: The Portfolio’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Portfolio to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Portfolio to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received by the Portfolio may not qualify as income for Portfolio investors.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower than that of funds that invest in other types of equity securities.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These

MainStay VP T. Rowe Price Equity Income Portfolio

risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk). Additionally, the risks of municipal bonds include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Hybrid Instruments Risk: A hybrid instrument is a type of derivative that can combine the characteristics of different types of investments. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Sector Risk: At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. For example, the Portfolio may have a significant portion of its assets invested in securities of companies in the financial sector. Companies in the financial sector may be adversely impacted by, among other things, regulatory changes, economic conditions, interest rates, credit rating downgrades and decreased liquidity in credit markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Value

MainStay VP T. Rowe Price Equity Income Portfolio

Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Portfolio has selected the Standard & Poor’s 500 Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
1Q/13	11.30%
Worst Quarter
4Q/18	-12.41%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-9.38%	4.67%	8.64%
Service Class	2/17/2012	-9.61%	4.41%	8.36%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)		-8.27%	5.95%	9.99%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	11.61%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. T. Rowe Price Associates, Inc. serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
T. Rowe Price Associates, Inc.	John D. Linehan, Chairman of the Investment Advisory Committee	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP T. Rowe Price Equity Income Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Balanced Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.01%	0.01%
Total Annual Portfolio Operating Expenses	0.75%	1.00%

1. The management fee is as follows: 0.70% on assets up to $1 billion; 0.65% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 77	$ 240	$ 417	$ 930
Service Class	$ 102	$ 318	$ 552	$ 1,225
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 209% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests approximately 60% of its assets (net assets plus any borrowings for investment purposes) in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, under normal market conditions, the Portfolio will invest at least 25% of its assets in fixed-income securities. Asset allocation decisions are made by New York Life Investment Management LLC, the Portfolio’s Manager, based on its tactical view of the market. The Portfolio may invest in exchange-traded funds (“ETFs”), including ETFs advised by affiliates of the Manager and ETFs advised by unaffiliated advisers, to rebalance the Portfolio’s allocation between equity and fixed-income securities.

The Portfolio may invest up to 20% of its net assets in foreign securities, but only in countries that NYL Investors LLC (“NYL Investors”), the Subadvisor for the fixed-income portion of the Portfolio, and MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the equity portion of the Portfolio, consider stable, and only in securities considered to be of high quality. The Portfolio may also invest in derivatives, such as futures and options, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Under normal market conditions, the Subadvisors will seek to keep the portfolio fully invested rather than taking temporary cash positions with respect to their portions of the Portfolio's assets. The Subadvisors will sell a security if it becomes relatively overvalued, if better opportunities are identified, or if they determine that the initial investment expectations are not being met.

Equity Investment Process: MacKay Shields generally invests in mid-capitalization, value oriented stocks, but may also invest in large-capitalization, value-oriented stocks. MacKay Shields considers mid-capitalization stocks to be those with a market capitalization that, at the time of

MainStay VP Balanced Portfolio

investment, are similar to the companies in the Russell Midcap® Index (which ranged from $449.5 million to $77.5 billion as of February 28, 2019), the S&P MidCap 400® Index (which ranged from $616.9 million to $11.1 billion as of February 28, 2019), or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and tend to have a large amount of stock outstanding compared to small-capitalization stocks.

"Value" stocks are stocks that MacKay Shields determines (1) have strong or improving fundamental characteristics and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Portfolio's universe.

The Portfolio seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities. MacKay Shields uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria. MacKay Shields also conducts a qualitative review of the results of the quantitative analysis. In certain cases, MacKay Shields may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. MacKay Shields regularly evaluates the quantitative model and, from time to time, may adjust the metrics and data underlying its quantitative analysis for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions. Investments are recommended using an objective, disciplined and broadly-applied process, while seeking to limit exposure to risk.

Fixed-Income Investment Process: NYL Investors generally invests in U.S. government securities, mortgage-backed securities, asset-backed securities and investment grade corporate bonds. It selects fixed-income securities based on their credit quality, duration and price. The fixed-income portion of the portfolio normally has an intermediate term duration that ranges from three to five years.

The Portfolio's investments may include variable rate notes, floaters and mortgage-related securities (including mortgage-backed) securities, which are debt securities whose values are based on underlying pools of mortgages, and asset-backed securities, which are debt securities whose values are based on underlying pools of credit receivables.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisors may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

MainStay VP Balanced Portfolio

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

MainStay VP Balanced Portfolio

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell Midcap® Value Index as its primary benchmark. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Portfolio has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as its secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s equity subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

MainStay VP Balanced Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	13.54%
Worst Quarter
4Q/18	-9.82%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/2/2005	-7.36%	3.95%	9.10%
Service Class	5/2/2005	-7.59%	3.69%	8.82%
Russell Midcap® Value Index (reflects no deductions for fees, expenses, or taxes)		-12.29%	5.44%	13.03%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deductions for fees, expenses, or taxes)		0.88%	1.86%	2.90%
Balanced Composite Index (reflects no deductions for fees, expenses, or taxes)		-6.96%	4.17%	9.20%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager and oversees the investment portfolio of the Portfolio. NYL Investors LLC serves as a Subadvisor and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. MacKay Shields LLC serves as a Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio.

Manager/Subadvisors	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2017
NYL Investors LLC	Kenneth Sommer, Managing Director	Since 2017
	AJ Rzad, Senior Managing Director	Since 2018
MacKay Shields LLC	Migene Kim, Managing Director	Since 2014
	Mona Patni, Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal

MainStay VP Balanced Portfolio

income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Income Builder Portfolio

Investment Objective

The Portfolio seeks current income consistent with reasonable opportunity for future growth of capital and income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.57%	0.57%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.62%	0.87%

1. The management fee is as follows: 0.57% on assets up to $1 billion; and 0.55% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 63	$ 199	$ 346	$ 774
Service Class	$ 89	$ 278	$ 482	$ 1,073
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. From time to time, the Portfolio may temporarily invest slightly less than 30% of its net assets in equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

Asset Allocation Investment Process: Asset allocation decisions are made by a Committee chaired by MacKay Shields LLC ("MacKay Shields") in collaboration with New York Life Investment Management LLC (“New York Life Investments”). Asset allocation decisions are determined based on the relative values of each asset class, inclusive of the ability of each asset class to generate income. MacKay Shields, the Subadvisor for the fixed-income portion of the Portfolio, may use equity index and fixed-income futures to manage the Portfolio’s effective exposure, for example, by adding exposure to the equity markets or adjusting fixed-income duration exposure. Neither equity index futures nor fixed-income futures are counted toward the Portfolio's equity or fixed-income allocation guidelines.

Equity Investment Process: Epoch Investment Partners, Inc. ("Epoch"), the Subadvisor for the equity portion of the Portfolio, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. Epoch seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reductions.

MainStay VP Income Builder Portfolio

Epoch seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or are becoming free cash flow positive and that are led by strong management. The relevant factor in Epoch’s decision on how to deploy free cash flow is the cost of capital and the prospective returns on capital.

Fixed-Income Investment Process: The Portfolio may invest in investment grade and below investment grade debt securities of varying maturities. In pursuing the Portfolio's investment objective, the Portfolio may invest up to 30% of its net assets in debt securities that MacKay Shields believes may provide capital appreciation in addition to income and are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or if unrated, deemed to be of comparable creditworthiness by MacKay Shields. For purposes of this limitation, both the percentage and rating are counted at the time of purchase. If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds."

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

Principal debt investments include U.S. government securities, domestic and foreign debt securities, mortgage-related and asset-backed securities and floating rate loans. The Portfolio may also enter into mortgage dollar roll and to-be-announced ("TBA") securities transactions.

The Portfolio may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

Investments Across the Portfolio: The Portfolio may invest in derivatives, such as futures, options, forward commitments and swap agreements, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Portfolio also may use fixed-income futures for purposes of managing duration and yield curve exposures. The Portfolio may invest up to 10% of its total assets in swaps, including credit default swaps.

The Subadvisors may sell a security if they no longer believe the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a debt security, MacKay Shields may evaluate, among other things, deterioration in the issuer's credit quality. Epoch may sell or reduce a position in a security if, among other things, it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis. Epoch may also sell or reduce a position in a security when it believes its investment objectives have been met or if it sees the investment thesis is failing to materialize.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisors may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

MacKay Shields may be subject to potential conflicts of interest in allocating the Portfolio’s assets. Therefore, MacKay Shields will carefully analyze its allocation decisions and take all steps it believes to be necessary to minimize these potential conflicts of interest.

MainStay VP Income Builder Portfolio

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain

MainStay VP Income Builder Portfolio

circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Portfolio commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Portfolio receives the security.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency

MainStay VP Income Builder Portfolio

exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of certain broad-based securities market indices and to the Blended Benchmark Index, a composite representation prepared by the Manager of the performance of the Portfolio's asset classes weighted according to their respective weightings in the Portfolio's target range. The Blended Benchmark Index is comprised of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI World Index as its benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted Index that is designed to measure the equity market performance of developed markets.

The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/10	10.26%
Worst Quarter
3Q/11	-8.46%

MainStay VP Income Builder Portfolio

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	-5.21%	3.99%	9.35%
Service Class	6/4/2003	-5.45%	3.73%	9.08%
Blended Benchmark Index (reflects no deductions for fees, expenses, or taxes)		-4.19%	3.70%	6.82%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)		-8.71%	4.56%	9.67%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. Epoch Investment Partners, Inc. serves as a Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. MacKay Shields LLC serves as a Subadvisor and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Asset allocation decisions are made by a Committee chaired by MacKay Shields LLC, in collaboration with New York Life Investment Management LLC.

Manager/Subadvisors	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2018
	Jonathan Swaney, Managing Director	Since 2018
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2009
	Stephen R. Cianci, Senior Managing Director	Since 2018
	Neil Moriarty, III, Senior Managing Director	Since 2018
Epoch Investment Partners, Inc.	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	John Tobin, Managing Director	Since 2014
	Kera Van Valen, Managing Director	Since 2014
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Janus Henderson Balanced Portfolio

Investment Objective

The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.55%	0.55%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.58%	0.83%

1. The management fee is as follows: 0.55% on assets up to $1 billion; 0.525% on assets from $1 billion to $2 billion; and 0.515% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 59	$ 186	$ 324	$ 726
Service Class	$ 85	$ 265	$ 460	$ 1,025
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 132% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. The Portfolio will limit its investment in high-yield/high-risk bonds, also known as “junk bonds” to 35% or less of its net assets.

In choosing investments for the Portfolio, Janus Capital Management LLC, the Portfolio's Subadvisor, applies a "bottom up" approach with certain portfolio managers focusing on the equity portion of the Portfolio and the other portfolio managers focusing on the fixed-income portion of the Portfolio. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. The portfolio managers may also consider economic factors, such as the effect of interest rates on certain of the Portfolio’s fixed-income investments. The portfolio managers share day-to-day responsibility for the Portfolio's investments.

The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the

MainStay VP Janus Henderson Balanced Portfolio

market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign

MainStay VP Janus Henderson Balanced Portfolio

markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index is comprised of the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 55%/45%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

MainStay VP Janus Henderson Balanced Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
4Q/13	6.85%
Worst Quarter
4Q/18	-7.18%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	0.42%	6.37%	8.27%
Service Class	2/17/2012	0.17%	6.11%	8.00%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	11.61%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	2.07%
Janus Balanced Composite Index (reflects no deductions for fees, expenses, or taxes)		-2.12%	5.94%	7.38%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Janus Capital Management LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Janus Capital Management LLC	E. Marc Pinto, Vice President and Portfolio Manager	Since 2012
	Darrell Watters, Head of U.S. Fixed Income and Portfolio Manager	Since 2015
	Jeremiah Buckley, Vice President and Portfolio Manager	Since 2015
	Mayur Saigal, Vice President and Portfolio Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP Janus Henderson Balanced Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay Convertible Portfolio

Investment Objective

The Portfolio seeks capital appreciation together with current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.58%	0.58%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.61%	0.86%

1. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $1 billion; 0.50% on assets from $1 billion to $2 billion; and 0.49% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 62	$ 195	$ 340	$ 762
Service Class	$ 88	$ 274	$ 477	$ 1,061
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in "convertible securities" such as bonds, debentures, corporate notes, and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities. The balance of the Portfolio may be invested or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents.

Investment Process: The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in investment grade and below investment grade debt securities. Below investment grade securities are generally securities that receive low ratings from an independent rating agency, such as those rated lower than BBB- by Standard & Poor's Ratings Services ("S&P") and Baa3 by Moody's Investors Service, Inc. ("Moody's"), or if unrated, are determined to be of equivalent quality by MacKay Shields LLC, the Portfolio's Subadvisor. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." The Subadvisor may also invest without restriction in securities with lower ratings from an independent rating agency, such as within the rating category of BB or B by S&P or Ba or B by Moody's. If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock.

MainStay VP MacKay Convertible Portfolio

The Portfolio may also invest in "synthetic" convertible securities, which are derivative positions composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of one or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component.

The Portfolio may invest in foreign securities, which are securities issued by companies organized outside the United States or that trade primarily in non-U.S. securities markets.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Synthetic Convertible Securities Risk: The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Portfolio may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-

MainStay VP MacKay Convertible Portfolio

income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the ICE BofAML U.S. Convertible Index as its primary benchmark. The ICE BofAML U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

MainStay VP MacKay Convertible Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	15.78%
Worst Quarter
3Q/11	-16.19%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	10/1/1996	-2.27%	5.50%	11.36%
Service Class	6/5/2003	-2.52%	5.24%	11.08%
ICE BofAML U.S. Convertible Index (reflects no deductions for fees, expenses, or taxes)		0.15%	5.95%	12.21%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
MacKay Shields LLC	Edward Silverstein, Senior Managing Director	Since 2001
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios"). Service Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP MacKay Convertible Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay Convertible Portfolio

Investment Objective

The Portfolio seeks capital appreciation together with current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service 2
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.58%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.96%

1. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $1 billion; 0.50% on assets from $1 billion to $2 billion; and 0.49% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service 2 Class	$ 98	$ 306	$ 531	$ 1,178
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in "convertible securities" such as bonds, debentures, corporate notes, and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities. The balance of the Portfolio may be invested or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents.

Investment Process: The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in investment grade and below investment grade debt securities. Below investment grade securities are generally securities that receive low ratings from an independent rating agency, such as those rated lower than BBB- by Standard & Poor's Ratings Services ("S&P") and Baa3 by Moody's Investors Service, Inc. ("Moody's"), or if unrated, are determined to be of equivalent quality by MacKay Shields LLC, the Portfolio's Subadvisor. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." The Subadvisor may also invest without restriction in securities with lower ratings from an independent rating agency, such as within the rating category of BB or B by S&P or Ba or B by Moody's. If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock.

MainStay VP MacKay Convertible Portfolio

The Portfolio may also invest in "synthetic" convertible securities, which are derivative positions composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of one or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component.

The Portfolio may invest in foreign securities, which are securities issued by companies organized outside the United States or that trade primarily in non-U.S. securities markets.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Synthetic Convertible Securities Risk: The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Portfolio may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-

MainStay VP MacKay Convertible Portfolio

income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the ICE BofAML U.S. Convertible Index as its primary benchmark. The ICE BofAML U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

MainStay VP MacKay Convertible Portfolio

Annual Returns, Service 2 Class Shares
(by calendar year 2017-2018)

Best Quarter
3Q/18	4.82%
Worst Quarter
4Q/18	-11.52%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	Since
			Inception
Service 2 Class	4/26/2016	-2.59%	6.89%
ICE BofAML U.S. Convertible Index (reflects no deductions for fees, expenses, or taxes)		0.15%	8.78%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
MacKay Shields LLC	Edward Silverstein, Senior Managing Director	Since 2001
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios"). Service 2 Class shares of the Portfolio are currently only offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the

MainStay VP MacKay Convertible Portfolio

broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Cushing Renaissance Advantage Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	1.10%	1.10%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	1.16%	1.41%

1. The management fee is as follows: 1.10% on assets up to $500 million and 1.05% on assets over $500 million.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 118	$ 368	$ 638	$ 1,409
Service Class	$ 144	$ 446	$ 771	$ 1,691
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 162% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies (i.e., companies engaged in exploration and production; gathering, transporting and processing; and marketing and distribution, respectively), as well as oil and gas services companies (collectively, “Energy Companies”), (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that Cushing® Asset Management, LP, the Portfolio’s Subadvisor, expects to benefit from growing energy production and lower feedstock costs relative to global costs (collectively, “Industrial Companies”), and (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry (collectively, “Logistics Companies” and, together with Energy Companies and Industrial Companies, “Renaissance Companies”). The Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Consistent with such intention, the Portfolio will invest no more than 25% of its total assets in securities of master limited partnerships (“MLPs”) that qualify as publicly traded partnerships (“QPTPs”), which are treated as partnerships under the Internal Revenue Code. The Portfolio may invest in companies of any market capitalization size. The Portfolio will, in normal circumstances, invest more than 25% of its assets (or concentrate its investments) in the industry or group of industries that constitute the energy sector.

The Subadvisor employs an investment process involving fundamental and quantitative analysis. The Subadvisor selects a core group of investments utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio designed to take advantage of changing dynamics in the energy, industrial and manufacturing and transportation and logistics sectors. The Portfolio is actively managed and the quantitative analysis is dynamic in conjunction with the Subadvisor’s proprietary research process. The Subadvisor utilizes its

MainStay VP Cushing Renaissance Advantage Portfolio

financial and industry experience to identify the absolute and relative value investments that, in the Subadvisor’s view, present the best opportunities. The results of the Subadvisor’s analysis and comprehensive investment process will influence the weightings of positions held by the Portfolio.

The Portfolio may invest up to 25% of its total assets in debt securities, preferred shares and convertible securities of Renaissance Companies and other issuers, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another independent rating agency or (b) with respect to up to 10% of its total assets, in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment (i.e., rated lower than B3 by Moody’s and B- by S&P). All of the Portfolio’s investments in debt securities, preferred shares and convertible securities may consist of securities rated below investment grade (such as those rated Ba or lower by Moody’s and BB or lower by S&P), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. If independent rating agencies assign different ratings for the same security, the Portfolio will use the higher rating for purposes of determining the credit quality. The Portfolio may invest in debt securities of any maturity or duration.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and national gas prices, and may continue to experience relatively high volatility for a prolonged period. Such conditions may negatively impact the Portfolio and its shareholders. The Subadvisor may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolio's performance will correlate with any increase in oil and gas prices.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model or algorithm may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model or algorithm, including the model’s or algorithm's underlying metrics and data.

Common Stock Risk: The Portfolio will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Portfolio. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Portfolio has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk: Because the Portfolio will be concentrated in the industry or group of industries that constitute the energy sector, it will be more susceptible to the risks associated with the industry and sector than if it were more broadly diversified over numerous industries and sectors. General changes in market sentiment towards Energy Companies may adversely affect the Portfolio, and the performance of Energy Companies may lag behind the broader market as a whole. In addition, issuers outside the energy sector in which the Portfolio intends to invest will typically consist of industrial and manufacturing and transportation and logistics companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs. As a result, these companies may also be more sensitive to certain risks associated with the energy sector.

MainStay VP Cushing Renaissance Advantage Portfolio

Energy Companies Risk: Energy Companies are subject to certain risks, including, but not limited to, the following:

• Energy Companies are affected by fluctuations in the prices of energy commodities;

• the highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of Energy Companies or the ability of an Energy Company to borrow money or raise capital needed to fund its continued operations;

• a significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of Energy Companies and, therefore, their ability to make distributions or pay dividends;

• a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of Energy Companies;

• the energy sector is highly competitive;

• extreme weather conditions could result in substantial damage to the facilities of certain Energy Companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, which could adversely affect the prices of such companies’ securities;

• the prices of debt securities of the Energy Companies the Portfolio expects to hold in its portfolio are, and the prices of equity securities held in its portfolio may be, susceptible in the short-term to a decline when interest rates rise;

• the profitability of Energy Companies is subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment;

• there is an inherent risk that Energy Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle, and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Companies and the cost of any remediation that may become necessary, which Energy Companies may not be able to recover from insurance;

• certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues, cash flows and ability to make distributions;

• the operations of Energy Companies are subject to many hazards inherent in their businesses and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks;

• some Energy Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their strategies to expand operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts;

• technology development efforts by Energy Companies may not result in viable methods or products; and

• the proposed elimination of specific tax incentives widely used by oil and gas companies and the imposition of new fees on certain energy producers could adversely affect Energy Companies in which the Portfolio invests and/or the energy sector generally.

Industry Specific Risk: Energy Companies are also subject to risks that are specific to the particular subsector of the energy sector in which they operate.

Cash Flow Risk: The Portfolio will derive substantially all of its cash flow from investments in equity securities of Renaissance Companies. The amount of cash that the Portfolio has available to distribute to shareholders will depend on the ability of the equity securities of Renaissance Companies in which the Portfolio has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Equity Securities Risk: Equity securities of Energy Companies may be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations concerning interest rate movements, investor sentiment towards the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular Energy Company (which, in the case of an MLP, may be measured in terms of distributable cash flow or other factors). Prices of equity securities of individual Energy Companies can also be affected by fundamentals unique to the company, including earnings power and coverage ratios.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

MainStay VP Cushing Renaissance Advantage Portfolio

MLP Structure Risk: Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights, except with respect to extraordinary transactions; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Tax Risks: An investment in the Portfolio will involve tax risks, including, but not limited to:

• MLPs generally are not subject to U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, credits, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income as well as additional state and local taxes. The treatment of an MLP as a corporation for U.S. federal income tax purposes would, among other consequences, have the effect of reducing the amount of cash available for distribution by the MLP. Thus, to the extent the MLPs owned by the Portfolio are treated as corporations for U.S. federal income tax purposes and to the extent the Portfolio invests in MLP-related investments or other non-partnership entities, this could result in a reduction of the value of your investment in the Portfolio and lower income.

• The portion, if any, of a distribution received by the Portfolio as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Portfolio’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Portfolio. The actual portion of the distributions received by the Portfolio that are considered return of capital will not be known until the Portfolio receives a Form 1065, Schedule K-1 with respect to each of its MLP investments. Distributions received by shareholders from the Portfolio that are treated as return of capital would not be subject to U.S. federal income tax, but would have the effect of reducing a shareholder’s basis in the shares of the Portfolio, which would cause gains to be higher, or losses to be lower, upon the sale of shares by such shareholder.

• Under 2017 tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to taxable income from MLPs. The Portfolio will not be eligible for the 20% deduction and as of yet does not have regulatory authority to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in MLPs generally would be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs held indirectly, if any, through the Portfolio (unless applicable regulatory authority is released) would not be eligible for the 20% deduction for their share of such taxable income.

• Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Portfolio or the Energy Companies in which the Portfolio will invest.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be

MainStay VP Cushing Renaissance Advantage Portfolio

mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment fluctuate in a manner that is unrelated to the quality or performance of the investment itself.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Preferred Shares Risk: Preferred shares represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share's price when interest rates decline.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

The Portfolio has selected the Russell 3000 Energy Index as its secondary benchmark. The Russell 3000 Energy Index represents the energy sector of the Russell 3000 Index, an index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2016-2018)

Best Quarter
4Q/17	11.50%
Worst Quarter
4Q/18	-26.67%

MainStay VP Cushing Renaissance Advantage Portfolio

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	Since Inception

Initial Class	5/1/2015	-27.69%	-6.94%
Service Class	5/1/2015	-27.87%	-7.16%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	7.36%
Russell 3000 Energy Index (reflects no deductions for fees, expenses, or taxes)		-19.70%	-8.14%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Cushing® Asset Management, LP serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Cushing Asset Management, LP	Jerry V. Swank, Chairman, Managing Partner and Co-Chief Investment Officer	Since 2015
	Matthew A. Lemme, Portfolio Manager	Since 2015
	Saket Kumar, Portfolio Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP IQ Hedge Multi-Strategy Portfolio

Investment Objective

The Portfolio seeks investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the "beta" portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.07%	0.07%
Acquired (Underlying) Portfolio/Fund Fees and Expenses[1]	0.25%	0.25%
Total Annual Portfolio Operating Expenses	1.07%	1.32%
Waiver / Reimbursement[2]	(0.12)%	(0.12)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.95%	1.20%

1. Restated based on estimated amounts for the current fiscal year.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.70% and 0.95%, respectively of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 97	$ 328	$ 578	$ 1,295
Service Class	$ 122	$ 406	$ 712	$ 1,580
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 450% of the average value of its portfolio. Effective November 30, 2018, the Portfolio entered into a reorganization with, and adopted the accounting history of, MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, the portfolio turnover rate for periods prior to November 30, 2018 reflect the portfolio turnover rate of MainStay VP Absolute Return Multi-Strategy Portfolio, including portfolio turnover resulting from transactions conducted in connection with the reorganization. The Portfolio’s portfolio turnover rate for the period from December 1 through December 31, 2018 was 9.94%.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in the IQ Hedge Multi-Strategy Index (the “Underlying Index”). The Portfolio, by seeking to achieve performance similar to

MainStay VP IQ Hedge Multi-Strategy Portfolio

the overall hedge fund universe, is expected to provide investment returns that typically have a low correlation to traditional equity and fixed-income indices, lower volatility than traditional equity indices, and similar volatility to traditional investment grade fixed-income indices.

The Underlying Index typically consists of 70 to 140 component securities (“Underlying Index Components”) selected in accordance with the rules-based methodology for construction of the Underlying Index. The Underlying Index Components primarily include exchange-traded funds (“ETFs”) and/or other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and may include exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). The Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing primarily in ETPs, but may also invest in one or more financial instruments, including but not limited to, futures contracts, reverse repurchase agreements, options, and swap agreements (collectively, “Financial Instruments”) in order to seek to achieve exposure to investment strategies and/or asset classes that are similar to those of the Underlying Index. To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Portfolio will concentrate its investments to approximately the same extent as the Underlying Index.

The Portfolio may invest up to 20% of its net assets in investments that are not Underlying Index Components, but which IndexIQ Advisors LLC, the Portfolio’s Subadvisor and an affiliate of New York Life Investment Management LLC (“New York Life Investments”), believes will help the Portfolio track its Underlying Index. For example, the Portfolio may hold the underlying portfolio constituents of one or more ETPs that are Underlying Index Components, or a representative sample thereof. The Portfolio may also purchase ETPs that are not Underlying Index Components.

The Portfolio employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ LLC (“IndexIQ”), an affiliate of New York Life Investments and the Subadvisor. The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common asset classes. The Underlying Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using hedge fund investment styles, over longer term periods and not on a daily basis. The Underlying Index does not seek to replicate the “alpha” portion of the return characteristics of the overall hedge fund universe. These hedge fund investment styles are long/short equity, global macro, market neutral, event-driven, fixed-income arbitrage, and emerging markets. The Portfolio does not invest in hedge funds, and hedge funds are not components of the Underlying Index. The Portfolio is not a fund of hedge funds, although the Portfolio may be expected to provide certain benefits often associated with hedge funds, such as exposure to sources of return not generally available through traditional equity and fixed-income indices and diversification.

The Underlying Index may include both long and short positions in ETFs and ETVs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling (or “selling short”) is a technique used by the Portfolio to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying the identical security back at a later date to return to that third party. The basic principle of short selling is that one can profit by selling a security now at a high price and later buying it back at a lower price. The short seller hopes to profit from a decline in the price of the security between the sale and the repurchase, as the seller will pay less to buy the security than it received on selling the security.

The Portfolio, by seeking to track the Underlying Index, seeks exposure to the following hedge fund investment styles:

• Long/short hedge funds typically diversify their risks by limiting the net exposure to particular regions, industries, sectors and market capitalization bands, allowing them to focus on company-specific anomalies. At the same time, long/short managers often hedge against un-diversifiable risk, such as market risk (i.e., the returns of the overall market). Certain long/short managers focus on specific sectors, regions or industries, on particular investment styles, such as value or growth, or certain types of stocks, such as small or large.

• Macro hedge funds typically employ top-down macro analysis (e.g., political trends, macroeconomics, etc.) to identify dislocations in equity, fixed-income, currency and commodity markets that are expected to lead to large price movements.

• Market Neutral hedge funds typically invest in both long and short positions in stocks while minimizing exposure to the systematic components of risk. These market neutral strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market capitalization, region and country. Market neutral strategies that effectively neutralize the market exposure are not impacted by directional moves in the market.

• Event-Driven hedge funds typically invest in a combination of credit opportunities and event-driven equities. Within the credit-oriented portion, sub-strategies include long/short high yield credit (below investment grade corporate bonds or “junk” bonds), leveraged loans (bank debt, mezzanine, or floating rate loans), capital structure arbitrage (debt vs. debt or debt vs. equity), and reorganization equity. Within the equity portion, sub-strategies include risk (or merger) arbitrage, holding company arbitrage, special situations and value equities where a change in management, significant product launch, or some other economic catalyst is expected to unlock shareholder wealth. Event-driven managers invest across multiple asset classes and may also seek to exploit shifts in economic cycles.

• Emerging Market hedge funds typically invest in financial instruments such as equities, sovereign and corporate debt issues and currencies of countries in “emerging” markets (i.e., countries and economies in a transitional state from developing to developed).

MainStay VP IQ Hedge Multi-Strategy Portfolio

• Fixed Income Arbitrage hedge funds typically employ strategies that seek to take advantage of price differentials and inefficiencies between fixed-income securities that are related either economically or statistically. Such funds may limit volatility by hedging out interest rate risk and market exposure.

The Underlying Index Components generally provide exposures to:

• U.S. large-capitalization equity;

• U.S. small-capitalization equity;

• U.S. growth equity;

• U.S. value equity;

• Emerging market equity, debt and sovereign debt, including small-capitalization equity;

• Foreign equity (Europe, Australasia & Far East), including small-capitalization equity;

• U.S. and foreign preferred securities;

• U.S. investment grade corporate debt;

• U.S. government short- and intermediate-term maturity obligations;

• U.S. high yield (or “junk”) debt;

• U.S. Treasury Inflation Protection Securities (“TIPS”);

• U.S. mortgage-backed debt

• U.S. convertible debt;

• U.S. floating rate bank loans;

• Municipal bonds;

• Foreign sovereign debt;

• Foreign currencies and currency futures;

• U.S. and foreign real estate investment trusts;

• Commodities; and

• The implied volatility of the S&P 500® Index.

The Subadvisor anticipates that, generally, the Portfolio will hold all of the investments that comprise the Underlying Index in approximate proportion to their weightings in the Underlying Index. However, the Portfolio may use a “representative sampling” strategy in seeking to track the performance of its Underlying Index when an Underlying Index Component is not available or when the Subadvisor believes it would be beneficial for the Portfolio to use a representative sampling strategy, such as when the use of a representative sampling strategy would reduce portfolio trading and implementation costs for the Portfolio. When using a representative sampling strategy, the Portfolio will invest in a sample of its Underlying Index Components where risk, return and other characteristics closely resemble the risk, return and other characteristics of the Underlying Index as a whole.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. These may also be principal risks of an ETP in which the Portfolio invests.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Index Risk: The performance of the Underlying Index may deviate from that of the markets the Underlying Index seeks to track due to changes that are reflected in the sector more quickly than the Underlying Index’s monthly rebalancing process can track. Securities in the Underlying Index may also underperform in comparison to the general securities markets. In addition, there is no assurance that the Underlying Index’s methodology will generate or produce the intended results, including achieving exposure to the overall hedge fund universe.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested

MainStay VP IQ Hedge Multi-Strategy Portfolio

and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio, the Subadvisor seeks to maintain existing allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect the Subadvisor’s ability to fully implement the Portfolio's investment strategies.

Leverage Risk: To the extent the Portfolio employs certain strategies and instruments (e.g., derivatives) that result in economic leverage, the Portfolio may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require the Portfolio to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Cash Flow Risk: The amount of cash that the Portfolio has available to distribute to shareholders will depend on the ability of the ETPs in which the Portfolio has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. The Portfolio may be particularly susceptible to this risk to the extent that the Subadvisor employs a “representative sampling” strategy. In addition, the Portfolio may not achieve its investment objective and the Portfolio may not achieve performance similar to the overall hedge fund universe or the Underlying Index (i.e. the Portfolio’s returns may not equal or exceed those of the Underlying Index).

Passive Management Risk: Unlike many investment companies, the Portfolio seeks to track its Underlying Index and is not “actively” managed. Therefore, the Portfolio would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) the Underlying Index.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

MainStay VP IQ Hedge Multi-Strategy Portfolio

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Correlation Risk: The investment results of the Portfolio may not equal or exceed those of the Underlying Index for a number of reasons, including operating expenses, transaction costs and trading risks (when rebalancing the Portfolio’s securities holdings to reflect changes in the Underlying Index or for other similar reasons), cash flows and operational inefficiencies. Market disruptions and regulatory restrictions could have an adverse effect on the Portfolio’s ability to adjust its exposure to the required levels to track the Underlying Index. In addition, the Portfolio may use a “representative sampling” approach, which may cause the Portfolio’s investment results to not be as well correlated with those of the Underlying Index as would be the case if the Portfolio purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the provider of the Underlying Index for a period of time or at all, which may have an adverse impact on the Portfolio and its shareholders. As a result, the Portfolio’s returns may be lower than the returns of the Underlying Index.

Fund of Funds Risk: The Portfolio’s investment performance, because it is a fund of funds, depends on the investment performance of the ETPs in which it invests.

Focused Portfolio Risk: To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in an industry or group of industries, the Portfolio will concentrate its investments to approximately the same extent as the Underlying Index. In such instances, the Portfolio may be subject to more risks than if it was more broadly diversified over numerous industries and sectors. General changes in market sentiment towards companies in the industries and sectors in which the Portfolio invests may adversely affect the Portfolio, and the performance of such industries and sectors may lag behind the broader market as a whole.

Investments in Other Investment Companies Risk: The Portfolio's investment in another investment company may subject the Portfolio indirectly to the risks of that investment company. The Portfolio also will bear its share of the underlying investment company's fees and expenses, which are in addition to the Portfolio's own fees and expenses.

New Fund Risk: The Portfolio is a new fund which may result in additional risk. There can be no assurance that the Portfolio will grow to an economically viable size, in which case the Portfolio may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Principal Risks of the ETPs

The principal risks of the ETPs, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “ETPs” as the context requires.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the ETP's holdings.

Geographic Focus Risk: Issuers that operate in a single country, a small number of countries, or a particular geographic region can be affected similarly by the market, currency, political, economic, regulatory, geopolitical and other conditions in such country or region, and the ETP’s performance will be affected by the conditions, in the countries or regions to which the ETP is exposed. To the extent the ETP focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

MainStay VP IQ Hedge Multi-Strategy Portfolio

Value Stock Risk: Value stocks may never reach what an ETP's portfolio managers believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore an ETP's performance may be lower than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the ETP invests in securities issued by small-, mid-, or large-cap companies, the ETP will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the ETP's investments in foreign securities. Foreign securities may also subject the ETP's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the ETP could lose its entire investment.

Currency Risk: Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect the ETP’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the ETP’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the ETP currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the ETP to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the ETP’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

MainStay VP IQ Hedge Multi-Strategy Portfolio

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the ETP's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Commodities and Commodity-Linked Derivatives Risk: Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the ETP to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the ETP invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the ETP’s investments to decline.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Portfolio.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying securities. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the ETP will lose its entire investment in such right or warrant.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the ETP will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the ETP's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Event-Driven Arbitrage Risk: An ETP’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the special situation does not occur as anticipated, when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by an ETP may decline sharply and result in losses to the ETP if, for example, such securities are ultimately sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price.

Floating Rate Loans Risk: The floating rate loans in which an ETP invests are usually rated below investment grade, or if unrated, determined by the ETP or its advisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain

MainStay VP IQ Hedge Multi-Strategy Portfolio

circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of an ETP's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, an ETP’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, an ETP may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, an ETP may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the ETP generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the ETP’s net asset value.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the ETP disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the ETP may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the ETP purchased the loan participation interests. The ETP may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the ETP had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the ETP to recognize income, and therefore the ETP may be required to make distributions to shareholders before the ETP receives any cash payments on its investment.

Past Performance

The Portfolio commenced operations on September 10, 2018. Effective November 30, 2018, the Portfolio entered into a reorganization with MainStay VP Absolute Return Multi-Strategy Portfolio (the "Reorganization"). As part of the Reorganization, the Portfolio assumed the performance history of MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, performance information for periods prior to November 30, 2018, reflects the performance of MainStay VP Absolute Return Multi-Strategy Portfolio.

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio’s calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P Balanced Equity and Bond-Conservative Index as its primary benchmark. The S&P Balanced Equity and Bond-Conservative Index consists of a position in the S&P 500 Total Return Index (25%) and a position in the S&P U.S. Treasury Bond 7-10 Year Index (75%).

The Portfolio has selected the HFRI Fund of Funds Composite Index as its secondary benchmark. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore fund of funds. The index is rebalanced monthly with performance updates three times per month.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

MainStay VP IQ Hedge Multi-Strategy Portfolio

Annual Returns, Initial Class Shares
(calendar year 2014-2018)

Best Quarter
4Q/16	2.03%
Worst Quarter
3Q/15	-6.65%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	5/1/2013	-6.88%	-5.52%	-3.03%
Service Class	5/1/2013	-7.14%	-5.71%	-3.22%
S&P Balanced Equity and Bond Conservative Index (reflects no deductions for fees, expenses, or taxes)		-0.17%	4.53%	3.68%
HFRI Fund of Funds Composite Index (reflects no deductions for fees, expenses, or taxes)		-3.48%	1.51%	2.14%
IQ Hedge Multi-Strategy Index (reflects no deductions for fees, expenses, or taxes)		-3.09%	1.77%	2.22%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. IndexIQ Advisors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
IndexIQ Advisors LLC	Greg Barrato, Senior Vice President	Since 2018
	James Harrison, Vice President	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP IQ Hedge Multi-Strategy Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Bond Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.49%	0.49%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.53%	0.78%

1. The management fee is as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; 0.45% on assets from $1 billion to $3 billion; and 0.44% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 54	$ 170	$ 296	$ 665
Service Class	$ 80	$ 249	$ 433	$ 966
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 148% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in bonds, which include all types of debt securities such as debt or debt-related securities issued or guaranteed by U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt securities issued by U.S. or foreign corporate entities; zero coupon bonds; mortgage-related and other asset-backed securities; and loan participation interests. The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYL Investors LLC, the Portfolio's Subadvisor. Effective maturity is a measure of a debt security's maturity which takes into consideration the possibility that the issuer may call the debt security before its maturity date.

At least 65% of the Portfolio's total assets will generally be invested in investment grade debt securities as rated by an independent rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P"), or if unrated, determined to be of comparable quality. Moody’s deems securities to be investment grade when rated Baa or better, while S&P classifies investment grade as BBB or better. If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

The Portfolio may invest in mortgage dollar rolls, which are transactions in which the Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

MainStay VP Bond Portfolio

Commercial paper must have the highest rating given by an independent rating agency, such as Moody's or S&P, when purchased, or if unrated, determined to be of comparable quality by the Subadvisor. Moody’s highest rating for commercial paper is Prime-1, while S&P’s highest rating is A-1. The Portfolio's principal investments may have fixed or floating rates of interest. The Portfolio may also invest in derivatives, such as futures and options, to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

Investment Process: Fundamental analysis and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

MainStay VP Bond Portfolio

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Portfolio to recognize income, and therefore the Portfolio may be required to make distributions to shareholders before the Portfolio receives any cash payments on its investment.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Manager to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

MainStay VP Bond Portfolio

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	4.67%
Worst Quarter
4Q/16	-2.96%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/23/1984	-1.00%	2.45%	3.76%
Service Class	6/4/2003	-1.25%	2.20%	3.50%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. NYL Investors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
NYL Investors LLC	Kenneth Sommer, Managing Director	Since 2017
	AJ Rzad, Senior Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that

MainStay VP Bond Portfolio

offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Floating Rate Portfolio

Investment Objective

The Portfolio seeks high current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.65%	0.90%

1. The management fee is as follows: 0.60% on assets up to $1 billion; 0.575% on assets from $1 billion to $3 billion; and 0.565% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 66	$ 208	$ 362	$ 810
Service Class	$ 92	$ 287	$ 498	$ 1,108
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed-income and variable rate debt securities and money market securities or instruments. When NYL Investors LLC, the Portfolio's Subadvisor, believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Subadvisor may also invest in these types of securities or hold cash, while looking for suitable investment opportunities or to maintain an appropriate level of liquidity.

The Portfolio may invest up to 25% of its total assets in foreign securities which are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

Investment Process: The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Subadvisor prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Subadvisor attempts to control risk and limit defaults.

Floating rate loans may offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds and U.S. government securities. Securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service Inc., are commonly referred to as “high-yield securities” or “junk bonds.” Floating rate loans are speculative investments and are usually rated below investment grade.

MainStay VP Floating Rate Portfolio

They typically have less credit risk and historically have had lower default rates than junk bonds. These loans are typically the most senior source of capital in a borrower's capital structure and usually have certain of the borrower's assets pledged as collateral. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Subadvisor may reduce or eliminate the Portfolio's position in a holding if it no longer believes the holding will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a holding, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Subadvisor continually evaluates market factors and comparative metrics to determine relative value.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be

MainStay VP Floating Rate Portfolio

longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P/LSTA Leveraged Loan Index as its primary benchmark. The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. The Portfolio has selected the Credit Suisse Leveraged Loan Index as its secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

MainStay VP Floating Rate Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	12.62%
Worst Quarter
4Q/18	-3.60%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/2/2005	-0.11%	2.67%	6.53%
Service Class	5/2/2005	-0.36%	2.41%	6.27%
S&P/LSTA Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)		0.44%	3.05%	8.57%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)		1.14%	3.33%	8.30%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. NYL Investors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
NYL Investors LLC	Robert H. Dial, Managing Director	Since 2005
	Mark A. Campellone, Managing Director	Since 2012
	Arthur S. Torrey, Managing Director	Since 2012
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP Floating Rate Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Indexed Bond Portfolio

Investment Objective

The Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio's primary benchmark index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.25%	0.25%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.31%	0.56%

1. The management fee is as follows: 0.25% on assets up to $1 billion; and 0.20% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 32	$ 100	$ 174	$ 393
Service Class	$ 57	$ 179	$ 313	$ 701
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 143% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in fixed-income securities that NYL Investors LLC, the Portfolio’s Subadvisor, believes will correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Index funds, such as the Portfolio, seek to match the return on their respective indices gross of fees, unlike other actively managed funds which generally seek to beat an index or indices. No attempt is made to manage the Portfolio in an active manner by using economic, financial or market analysis.

The Portfolio may invest in U.S. dollar-denominated foreign securities that are issued by companies organized outside the United States. The Portfolio may also invest in variable rate notes, floaters and mortgage-related and asset-backed securities.

The Portfolio may invest in mortgage dollar rolls, which are transactions in which the Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

The Portfolio may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Portfolio may invest in such derivatives to try to enhance returns, improve correlation or reduce the risk of loss by hedging certain of its holdings.

MainStay VP Indexed Bond Portfolio

Investment Process: The Subadvisor employs an analytical approach to tracking the securities that comprise the Bloomberg Barclays U.S. Aggregate Bond Index. Using this method, the Portfolio invests in fixed-income securities which, in the aggregate, are expected to correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. Changes in the characteristics or the composition of the Bloomberg Barclays U.S. Aggregate Bond Index may, from time to time, warrant adjustments to the Portfolio's portfolio. The correlation between the investment performance of the Portfolio and the Bloomberg Barclays U.S. Aggregate Bond Index is expected to be at least 0.95, on an annual basis, before fees and expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Bloomberg Barclays U.S. Aggregate Bond Index.

The weighted average life of the securities in the Portfolio's portfolio will approximate the weighted average life of securities in the Bloomberg Barclays U.S. Aggregate Bond Index, which will vary from time to time. The weighted average life of the Bloomberg Barclays U.S. Aggregate Bond Index as of February 28, 2019 was 8.07 years.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objective of the Portfolio.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Index Strategy Risk: The Portfolio employs an index strategy that invests in fixed-income securities which, in the aggregate, are expected to correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index regardless of market trends. Therefore, the adverse performance of a particular security ordinarily will not result in the elimination of the security from the Portfolio's portfolio. If the value of the Bloomberg Barclays U.S. Aggregate Bond Index declines, the net asset value of shares of the Portfolio are also likely to decline. Also, the Portfolio's fees and expenses will reduce the Portfolio's returns, unlike those of the index.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

MainStay VP Indexed Bond Portfolio

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Correlation Risk: The Portfolio's ability to track the Bloomberg Barclays U.S. Aggregate Bond Index may be affected by, among other things, transaction costs; changes in either the composition of the Bloomberg Barclays U.S. Aggregate Bond Index or the number of bonds outstanding for the components of the Bloomberg Barclays U.S. Aggregate Bond Index; and timing and amount of purchases and redemptions of the Portfolio's shares. Therefore, there is no assurance that the investment performance of the Portfolio will equal or exceed that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

MainStay VP Indexed Bond Portfolio

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you the Portfolio's calendar year performance for 2018. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2018)

Best Quarter
4Q/18	1.38%
Worst Quarter
1Q/18	-1.69%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	Since
			Inception
Initial Class	5/1/2017	-0.67%	0.44%
Service Class	5/1/2017	-0.92%	0.19%
Bloomberg Barclays U.S. Aggregate Bond Index		0.01%	1.15%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. NYL Investors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
NYL Investors LLC	Kenneth Sommer, Managing Director	Since 2017
	AJ Rzad, Senior Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and

MainStay VP Indexed Bond Portfolio

variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay Government Portfolio

Investment Objective

The Portfolio seeks current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.57%	0.82%

1. The management fee is as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 58	$ 183	$ 318	$ 714
Service Class	$ 84	$ 262	$ 455	$ 1,014
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other investment grade debt securities that are not U.S. government securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities (as well as government sponsored enterprises). These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1 to 10 years), bonds (generally maturing in more than 10 years), Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation, and certain corporate fixed-income securities that are guaranteed by the Federal Deposit Insurance Corporation. The Portfolio also invests in variable rate notes and floaters, which are debt securities with a variable interest rate tied to another interest rate such as a money market index or Treasury bill rate, as well as money market instruments and cash equivalents.

Investment Process: In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities. As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as entering into mortgage dollar roll transactions, to-be-announced ("TBA") securities transactions, and transactions on a when-issued basis.

MainStay VP MacKay Government Portfolio

The Portfolio may also invest in derivatives such as futures and options to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. Investments in the Portfolio are not guaranteed. While some of the Portfolio's investments, such as U.S. Treasury obligations, are backed by the "full faith and credit" of the U.S. government, some securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may not be guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Portfolio commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Portfolio receives the security.

When-Issued Securities Risk: The Portfolio may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment.

MainStay VP MacKay Government Portfolio

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. Government Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

MainStay VP MacKay Government Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/10	3.37%
Worst Quarter
4Q/16	-2.56%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	-0.06%	1.64%	2.24%
Service Class	6/4/2003	-0.31%	1.39%	1.99%
Bloomberg Barclays U.S. Government Bond Index (reflects no deductions for fees, expenses, or taxes)		0.88%	1.99%	2.12%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Steven H. Rich, Managing Director	Since 2012
	Stephen R. Cianci, Senior Managing Director	Since 2018
	Neil Moriarty, III, Senior Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP MacKay Government Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay High Yield Corporate Bond Portfolio

Investment Objective

The Portfolio seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.56%	0.56%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.58%	0.83%

1. The management fee is as follows: 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; and 0.525% on assets over $5 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 59	$ 186	$ 324	$ 726
Service Class	$ 85	$ 265	$ 460	$ 1,025
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or that are unrated but are considered to be of comparable quality by MacKay Shields LLC, the Portfolio's Subadvisor.

Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

The Portfolio's high-yield investments may also include convertible corporate securities, loans and loan participation interests. The Portfolio may invest up to 20% of its net assets in common stocks and other equity-related securities.

The Portfolio may hold cash or invest in short-term instruments during times when the Subadvisor is unable to identify attractive high-yield securities.

The Portfolio may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

MainStay VP MacKay High Yield Corporate Bond Portfolio

In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in investment grade securities and may invest in U.S. government securities or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist in some cases, for up to a year or longer. To the extent the Portfolio is invested in cash, investment grade debt or other high quality instruments, the yield on these investments tends to be lower than the yield on other investments normally purchased by the Portfolio. Although investing heavily in these investments may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and may limit the Portfolio's ability to achieve a high level of income.

Investment Process: The Subadvisor seeks to identify investment opportunities by analyzing individual companies and evaluating each company's competitive position, financial condition, and business prospects. The Portfolio invests only in companies in which the Subadvisor has judged that there is sufficient asset coverage—that is, the Subadvisor's subjective appraisal of a company's value compared to the value of its debt, with the intent of maximizing risk-adjusted income and returns.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the price of the security and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity

MainStay VP MacKay High Yield Corporate Bond Portfolio

and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may

MainStay VP MacKay High Yield Corporate Bond Portfolio

be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the ICE BofAML U.S. High Yield Constrained Index as its primary benchmark. The ICE BofAML U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	17.22%
Worst Quarter
4Q/18	-3.53%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1995	-1.46%	4.16%	9.75%
Service Class	6/4/2003	-1.71%	3.90%	9.48%
ICE BofAML U.S. High Yield Constrained Index (reflects no deductions for fees, expenses, or taxes)		-2.27%	3.83%	11.02%

MainStay VP MacKay High Yield Corporate Bond Portfolio

Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
MacKay Shields LLC	Andrew Susser, Executive Managing Director	Since 2013
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay Unconstrained Bond Portfolio

Investment Objective

The Portfolio seeks total return by investing primarily in domestic and foreign debt securities.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.56%	0.56%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses
Interest Expenses on Securities Sold Short	0.10%	0.10%
Broker Fees and Charges on Short Sales	0.05%	0.05%
Remainder of Other Expenses	0.04%	0.04%
Total Other Expenses	0.19%	0.19%
Total Annual Portfolio Operating Expenses	0.75%	1.00%

1. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $1 billion; 0.50% on assets from $1 billion to $5 billion; and 0.475% on assets over $5 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 77	$ 240	$ 417	$ 930
Service Class	$ 102	$ 318	$ 552	$ 1,225
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective through a flexible investment process that allocates investments across the global fixed-income markets. The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a diversified portfolio of debt or debt-related securities such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt or debt-related securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; loan participation interests; convertible bonds; and variable or floating rate debt securities. The Portfolio may invest in debt securities that are rated investment grade and below investment grade by an independent rating agency. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or “junk bonds.” If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security’s credit quality. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, floating or inverse floating rates of interest. The Portfolio may invest without limitation in securities of foreign issuers, including emerging markets. The currency exposure of non-U.S. investments may or may not be hedged. The Portfolio may invest up to 15% of its net assets in equity securities.

MainStay VP MacKay Unconstrained Bond Portfolio

The Portfolio intends to utilize various investment strategies in a broad array of fixed-income sectors to achieve its investment objective. The Portfolio will not be constrained by portfolio management relative to an index. Because an unconstrained bond portfolio does not track a fixed-income index, its performance may vary at times and demonstrate low correlation to traditional fixed-income indices. In pursuing its investment objective, the Portfolio’s investment strategy is subject to market risk and shares may gain or lose value.

The average portfolio duration of the Portfolio will normally vary from 0 to 7 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Portfolio may invest in derivatives, such as futures, options, forward commitments and interest rate swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings or manage duration. The Portfolio may invest up to 25% of its total assets in swaps.

The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio's short positions, either direct short positions or through credit default swaps or total return swaps, may total up to 20% of the Portfolio’s net assets. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Investment Process: MacKay Shields LLC, the Portfolio’s Subadvisor, seeks to identify investment opportunities through an investment process focused on macroeconomic analysis and bottom-up security selection. The Subadvisor allocates the Portfolio's investments among the various bond market sectors based on current and projected economic and market conditions. The Portfolio may invest across bond market sectors, geographies and credit qualities.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic and foreign economies, and meaningful changes in the issuer's financial condition, including changes in the issuer's credit risk and competitiveness.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may

MainStay VP MacKay Unconstrained Bond Portfolio

be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Portfolio to recognize income, and therefore the Portfolio may be required to make distributions to shareholders before the Portfolio receives any cash payments on its investment.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Portfolio’s net asset value.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared

MainStay VP MacKay Unconstrained Bond Portfolio

swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's

MainStay VP MacKay Unconstrained Bond Portfolio

investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

When-Issued Securities Risk: The Portfolio may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices, as well as an additional benchmark. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Portfolio has selected the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as its secondary benchmark. The ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying London Interbank Offered Rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective May 1, 2013, the Portfolio changed its investment objective and principal investment

MainStay VP MacKay Unconstrained Bond Portfolio

strategies. The performance in the bar chart and table prior to that date reflects the Portfolio's prior investment objective and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2012-2018)

Best Quarter
1Q/12	5.06%
Worst Quarter
3Q/15	-3.05%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	4/29/2011	-1.21%	2.05%	3.43%
Service Class	4/29/2011	-1.46%	1.80%	3.17%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	2.69%
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index (reflects no deductions for fees, expenses, or taxes)		2.08%	0.86%	0.69%
Morningstar Nontraditional Bond Category Average (reflects no deductions for fees and taxes)		-1.12%	1.67%	1.66%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Joseph Cantwell, Managing Director	Since 2018
	Shu-Yang Tan, Managing Director	Since 2018
	Matt Jacob, Managing Director	Since 2018
	Stephen R. Cianci, Senior Managing Director	Since 2018
	Neil Moriarty, III, Senior Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

MainStay VP MacKay Unconstrained Bond Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP PIMCO Real Return Portfolio

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses
Interest Expenses[1]	0.81%	0.81%
Remainder of Other Expenses	0.12%	0.12%
Total Other Expenses	0.93%	0.93%
Total Annual Portfolio Operating Expenses	1.43%	1.68%
Waiver / Reimbursement[2]	(0.09)%	(0.09)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	1.34%	1.59%

1. “Interest Expenses” are based on the amount incurred during the Portfolio’s most recent fiscal year as a result of entering into certain investments, such as dollar roll transactions. Under amended accounting guidance, certain dollar roll transactions are treated as secured borrowings and the components of the net income from such transactions are now presented in the financial statements as interest income and interest expense. This accounting treatment does not affect the Portfolio’s overall results of operations, net asset value, total return or the amount of expenses paid directly from your investment in the Portfolio. The amount of “Interest Expenses” (if any) will vary based on the Portfolio’s use of such investments as an investment strategy.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.53% and 0.78%, respectively of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 136	$ 444	$ 773	$ 1,705
Service Class	$ 162	$ 521	$ 904	$ 1,980
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 157% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation indexed bonds may be invested in other types of fixed-income instruments. "Fixed-income instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non- U.S. public- or private-sector entities. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of

MainStay VP PIMCO Real Return Portfolio

the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. As used in the investment objective, "real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure, and "real capital" equals capital less the estimated cost of inflation measured by the change in an official inflation measure. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because the market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% to 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Bloomberg Barclays U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective duration of the Bloomberg Barclays U.S. TIPS Index, as calculated by Pacific Investment Management Company LLC, the Portfolio's Subadvisor, which as of February 28, 2019 was 7.44 years.

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Services, Inc., or equivalently rated, at the time of purchase, by Standard & Poor's Ratings Services or Fitch Inc., or, if unrated, determined by the Subadvisor to be of comparable quality (except that within such 10% limitation, the Portfolio may invest in mortgage-backed securities rated below B). The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio's Prospectus or Statement of Additional Information. The Portfolio may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred shares.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

MainStay VP PIMCO Real Return Portfolio

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

MainStay VP PIMCO Real Return Portfolio

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Sovereign Debt Risk: The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

MainStay VP PIMCO Real Return Portfolio

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. TIPS Index as its primary benchmark. The Bloomberg Barclays U.S. TIPS Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity and are rated investment grade.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
2Q/14	4.19%
Worst Quarter
2Q/13	-8.24%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-2.56%	1.21%	0.31%
Service Class	2/17/2012	-2.80%	0.96%	0.07%
Bloomberg Barclays U.S. TIPS Index (reflects no deductions for fees, expenses, or taxes)		-1.26%	1.69%	0.69%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Pacific Investment Management Company LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Pacific Investment Management Company LLC	Mihir Worah, Managing Director	Since 2012
	Stephen A. Rodosky, Managing Director	Since January 2019
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

MainStay VP PIMCO Real Return Portfolio

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP U.S. Government Money Market Portfolio

Investment Objective

The Portfolio seeks a high level of current income while preserving capital and maintaining liquidity.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.40%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.44%

1. The management fee is as follows: 0.40% on assets up to $500 million; 0.35% on assets from $500 million to $1 billion; and 0.30% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 45	$ 141	$ 246	$ 555
Principal Investment Strategies

The Portfolio invests 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Government securities, as defined in or interpreted under the 1940 Act, include securities issued or guaranteed by the United States or certain “government agencies or instrumentalities.” In addition, the Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in “government securities” and/or repurchase agreements that are collateralized by government securities.

The Portfolio invests in short-term, high-quality, U.S. dollar-denominated government securities. The Portfolio may invest in variable rate notes, floaters, mortgage-related securities and other instruments that qualify as government securities. The Portfolio maintains a dollar-weighted average maturity of 60 days or less and maintains a dollar-weighted average life to maturity of 120 days or less. As a “government money market fund,” the Portfolio is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price. In addition, as a “government money market fund,” the Board has determined that the Portfolio is not subject to the imposition of liquidity fees and/or gates on redemptions. The Board has reserved its ability to change this determination with respect to the imposition of liquidity fees and/or gates on redemptions, but such change would become effective only after shareholders were provided with specific advance notice of the change.

The Portfolio will generally invest in government securities that mature in 397 days or less, substantially all of which will be held to maturity. However, the Portfolio may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate note that meets the applicable regulatory guidelines with respect to maturity. Additionally, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

Investment Process: NYL Investors LLC, the Portfolio's Subadvisor, seeks to achieve the highest yield while also seeking to minimize risk, maintain liquidity and preserve principal. The Subadvisor works to add value by emphasizing specific securities that appear to be attractively priced based upon historical and current yield spread relationships.

The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio or to meet redemptions.

MainStay VP U.S. Government Money Market Portfolio

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market or other investments.

Stable Net Asset Value Risk: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of unusual market conditions or a sudden collapse in the creditworthiness of an issuer once believed to be an issuer of high-quality, short-term securities. The Portfolio is permitted to, among other things, reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Money Market Risk: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Backed Securities Risk: Prepayment risk is associated with mortgage-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to lengthen, increasing the potential for the Portfolio to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

MainStay VP U.S. Government Money Market Portfolio

Tax Diversification Risk: The Portfolio intends to operate as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. Additionally, the Portfolio intends to meet the diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Internal Revenue Code of 1986, as amended. To satisfy these diversification requirements, the value of the assets of the Portfolio invested in securities issued by the U.S. government must remain below specified thresholds. For these purposes, each U.S. government agency or instrumentality is treated as a separate issuer.

Operating as a government money market fund may make it difficult for the Portfolio to meet these diversification requirements. A failure to satisfy the diversification requirements could have significant adverse tax consequences for variable annuity and variable life insurance contract owners who have allocated a portion of their contract values to the Portfolio.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Portfolio.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a money market fund average. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited.

Effective August 26, 2016 and October 14, 2016, the Portfolio modified its principal investment strategies in connection with commencing operations as a “government money market fund.” Consequently the performance information below may have been different if the current investment strategies had been in effect during the period prior to the Portfolio commencing operations as a “government money market fund.”

For certain periods, the Manager voluntarily has waived or reimbursed the Portfolio’s expenses to the extent it deemed appropriate to enhance the Portfolio's yield during periods when expenses had a significant impact on yield because of low interest rates. Without these waivers or reimbursements, the Portfolio’s returns would have been lower. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

For current yield information, call toll-free: 800-598-2019.

Annual Returns, Initial Class Shares

(by calendar year 2009-2018)

Best Quarter
4Q/18	0.45%
Worst Quarter
4Q/10	0.00%

MainStay VP U.S. Government Money Market Portfolio

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	1.38%	0.37%	0.19%
7-day current yield
Initial Class: 1.93%
Average Lipper Variable Products Money Market Portfolio
(reflects no deductions for fees and taxes)		1.31%	0.35%	0.21%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. NYL Investors LLC serves as the Subadvisor.

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Conservative Allocation Portfolio

Investment Objective

The Portfolio seeks current income and, secondarily, long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None	None
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.65%	0.65%
Total Annual Portfolio Operating Expenses	0.68%	0.93%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 69	$ 218	$ 379	$ 847
Service Class	$ 95	$ 296	$ 515	$ 1,143
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investments”) or its affiliates (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50% to 70%) of its assets in Underlying Fixed-Income Portfolios/Funds and approximately 40% (within a range of 30% to 50%) of its assets in Underlying Equity Portfolios/Funds. The Portfolio may invest approximately 10% (within a range of 0% to 20%) of its assets in international equity funds. New York Life Investments may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without prior approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investments will generally allocate such investments equally between U.S. equity funds and international equity funds.

New York Life Investments will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investments will classify them based on certain factors, including, but not limited to, the Underlying Portfolio/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-

MainStay VP Conservative Allocation Portfolio

traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

New York Life Investments uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
MainStay VP Conservative Allocation Portfolio*	30%	10%	40%	60%

* Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for the Portfolio's investments. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investments monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investments may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investments may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Conflicts of Interest: Potential conflicts of interest situations could arise. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of an Underlying Portfolio/Fund or vice versa. New York Life Investments will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible,

MainStay VP Conservative Allocation Portfolio

eliminate potential conflicts in light of the fiduciary duty New York Life Investments has to the Portfolio, which requires it to act in the best interests of the Portfolio when selecting Underlying Portfolios/Funds.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investments in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investments may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which New York Life Investments takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: The value of a Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Porfolio's manager or subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Porfolio's manager or subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose a Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to a Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term

MainStay VP Conservative Allocation Portfolio

debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and Fixed-Income Portfolios may currently face a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of a Portfolio's investments in foreign securities. Foreign securities may also subject a Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by a Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Portfolio could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares the Portfolio receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Capitalization Risk: To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, a Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such

MainStay VP Conservative Allocation Portfolio

collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to or held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of three broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the MSCI EAFE® Index as its secondary

MainStay VP Conservative Allocation Portfolio

benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	10.20%
Worst Quarter
3Q/11	-6.94%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/13/2006	-6.47%	2.54%	7.17%
Service Class	2/13/2006	-6.68%	2.28%	6.90%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Conservative Allocation Composite Index (reflects no deductions for fees, expenses, or taxes)		-2.49%	4.25%	6.97%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2008
	Poul Kristensen, Managing Director	Since 2013
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that

MainStay VP Conservative Allocation Portfolio

offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Moderate Allocation Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital and, secondarily, current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None	None
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.76%	0.76%
Total Annual Portfolio Operating Expenses	0.78%	1.03%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 80	$ 249	$ 433	$ 966
Service Class	$ 105	$ 328	$ 569	$ 1,259
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investments”) or its affiliates (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50% to 70%) of its assets in Underlying Equity Portfolios/Funds, and approximately 40% (within a range of 30% to 50%) of its assets in Underlying Fixed-Income Portfolios/Funds. The Portfolio may invest approximately 15% (within a range of 5% to 25%) of its assets in international equity funds. New York Life Investments may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without prior approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investments will generally allocate such investments equally between U.S. equity funds and international equity funds.

New York Life Investments will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investments will classify them based on certain factors, including, but not limited to, the Underlying Portfolio/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-

MainStay VP Moderate Allocation Portfolio

traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

New York Life Investments uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
MainStay VP Moderate Allocation Portfolio*	45%	15%	60%	40%

* Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for the Portfolio's investments. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investments monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investments may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investments may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Conflicts of Interest: Potential conflicts of interest situations could arise. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of an Underlying Portfolio/Fund or vice versa. New York Life Investments will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible,

MainStay VP Moderate Allocation Portfolio

eliminate potential conflicts in light of the fiduciary duty New York Life Investments has to the Portfolio, which requires it to act in the best interests of the Portfolio when selecting Underlying Portfolios/Funds.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investments in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investments may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which New York Life Investments takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: The value of a Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Portfolio's manager or subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Portfolio's manager or subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose a Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to a Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term

MainStay VP Moderate Allocation Portfolio

debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and Fixed-Income Portfolios may currently face a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of a Portfolio's investments in foreign securities. Foreign securities may also subject a Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by a Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Portfolio could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares the Portfolio receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Capitalization Risk: To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, a Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such

MainStay VP Moderate Allocation Portfolio

collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to or held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of three broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the MSCI EAFE® Index as its secondary

MainStay VP Moderate Allocation Portfolio

benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	12.13%
Worst Quarter
3Q/11	-10.77%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/13/2006	-8.40%	2.90%	8.17%
Service Class	2/13/2006	-8.63%	2.64%	7.91%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Moderate Allocation Composite Index (reflects no deductions for fees, expenses, or taxes)		-3.84%	5.05%	8.57%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2008
	Poul Kristensen, Managing Director	Since 2013
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that

MainStay VP Moderate Allocation Portfolio

offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Moderate Growth Allocation Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital and, secondarily, current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None	None
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.85%	0.85%
Total Annual Portfolio Operating Expenses	0.87%	1.12%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 89	$ 278	$ 482	$ 1,073
Service Class	$ 114	$ 356	$ 617	$ 1,363
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investments”) or its affiliates (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 80% (within a range of 70% to 90%) of its assets in Underlying Equity Portfolios/Funds and approximately 20% (within a range of 10% to 30%) of its assets in Underlying Fixed-Income Portfolios/Funds. The Portfolio may invest approximately 20% (within a range of 10% to 30%) of its assets in international equity portfolios/funds. New York Life Investments may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without prior approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investments will generally allocate such investments equally between U.S. equity funds and international equity funds.

New York Life Investments will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investments will classify them based on certain factors, including, but not limited to, the Underlying Portfolio/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-

MainStay VP Moderate Growth Allocation Portfolio

traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

New York Life Investments uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
MainStay VP Moderate Growth Allocation Portfolio*	60%	20%	80%	20%

* Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for the Portfolio's investments. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investments monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investments may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investments may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Conflicts of Interest: Potential conflicts of interest situations could arise. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of an Underlying Portfolio/Fund or vice versa. New York Life Investments will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible,

MainStay VP Moderate Growth Allocation Portfolio

eliminate potential conflicts in light of the fiduciary duty New York Life Investments has to the Portfolio, which requires it to act in the best interests of the Portfolio when selecting Underlying Portfolios/Funds.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investments in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investments may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which New York Life Investments takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: The value of a Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Portfolio's manager or subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Portfolio's manager or subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose a Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to a Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term

MainStay VP Moderate Growth Allocation Portfolio

debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and Fixed-Income Portfolios may currently face a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of a Portfolio's investments in foreign securities. Foreign securities may also subject a Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by a Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Portfolio could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares the Portfolio receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Capitalization Risk: To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, a Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such

MainStay VP Moderate Growth Allocation Portfolio

collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to or held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of three broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the MSCI EAFE® Index as its secondary

MainStay VP Moderate Growth Allocation Portfolio

benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Portfolio has selected the Moderate Growth Allocation Composite Index as an additional benchmark. The Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	14.52%
Worst Quarter
3Q/11	-14.84%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/13/2006	-10.73%	3.07%	9.31%
Service Class	2/13/2006	-10.95%	2.81%	9.04%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Moderate Growth Allocation Composite Index (reflects no deductions for fees, expenses, or taxes)		-5.27%	5.80%	10.11%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2008
	Poul Kristensen, Managing Director	Since 2013
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that

MainStay VP Moderate Growth Allocation Portfolio

offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Growth Allocation Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None	None
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.88%	0.88%
Total Annual Portfolio Operating Expenses	0.90%	1.15%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 92	$ 287	$ 498	$ 1,108
Service Class	$ 117	$ 365	$ 633	$ 1,398
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investments”) or its affiliates (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Portfolios/Funds (normally within a range of 90% to 100%). The Portfolio may invest approximately 25% (within a range of 15% to 35%) of its assets in international equity funds. The Portfolio may invest up to 10% of its assets in Underlying Fixed-Income Portfolios/Funds. New York Life Investments may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without prior approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investments will generally allocate such investments equally between U.S. equity funds and international equity funds.

New York Life Investments will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investments will classify them based on certain factors, including, but not limited to, the Underlying Portfolio/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

MainStay VP Growth Allocation Portfolio

New York Life Investments uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
MainStay VP Growth Allocation Portfolio*	75%	25%	100%	0%

*Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for the Portfolio's investments. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investments monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investments may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investments may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Conflicts of Interest: Potential conflicts of interest situations could arise. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of an Underlying Portfolio/Fund or vice versa. New York Life Investments will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts in light of the fiduciary duty New York Life Investments has to the Portfolio, which requires it to act in the best interests of the Portfolio when selecting Underlying Portfolios/Funds.

MainStay VP Growth Allocation Portfolio

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investments in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investments may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which New York Life Investments takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: The value of a Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Portfolio's manager or subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Portfolio's manager or subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose a Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to a Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested

MainStay VP Growth Allocation Portfolio

at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and Fixed-Income Portfolios may currently face a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of a Portfolio's investments in foreign securities. Foreign securities may also subject a Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by a Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Portfolio could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares the Portfolio receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Capitalization Risk: To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, a Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these

MainStay VP Growth Allocation Portfolio

instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to or held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The Portfolio has selected the

MainStay VP Growth Allocation Portfolio

Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	16.14%
Worst Quarter
3Q/11	-17.54%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/13/2006	-12.78%	3.18%	9.74%
Service Class	2/13/2006	-12.99%	2.93%	9.47%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Growth Allocation Composite Index (reflects no deductions for fees, expenses, or taxes)		-6.75%	6.50%	11.57%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2008
	Poul Kristensen, Managing Director	Since 2013
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus

MainStay VP Growth Allocation Portfolio

of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

More About Investment Strategies and Risks

Information about each Portfolio's investment objective, principal investment strategies, investment practices and principal risks appears in the relevant summary section for each Portfolio at the beginning of this Prospectus. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to one or more of the Portfolios, including the Underlying Portfolios/Funds in which the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (each, an "Asset Allocation Portfolio", together, the "Asset Allocation Portfolios"), may invest, and the ETPs in which the MainStay VP IQ Hedge Multi-Strategy Portfolio may invest. Some of the Portfolios and Underlying Portfolios/Funds or ETPs may use the investments/strategies discussed below more than other Portfolios and Underlying Portfolios/Funds or ETPs. The strategies and risks below generally apply to (i) the Portfolios, (ii) the Underlying Portfolios/Funds, and (iii) the ETPs in which the MainStay VP IQ Hedge Multi-Strategy Portfolio may invest, as applicable. Therefore, references to a "Portfolio" also include the Underlying Portfolios/Funds and ETPs unless the context requires otherwise. The Portfolios may be subject to risks to different degrees. Not all investments/strategies of the Portfolios may be described in this Prospectus. The fact that a particular risk is not identified as a principal risk for a Portfolio does not mean that the Portfolio is prohibited from investing in securities or investments that give rise to that risk.

Investment Policies and Objectives

Certain Portfolios have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Portfolios has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as described in that Portfolio’s Principal Investment Strategies section and set forth in the Statement of Additional Information (“SAI”). This requirement is applied at the time a Portfolio invests its assets. If, subsequent to an investment by a Portfolio, this requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this requirement. To the extent a Portfolio invests in derivatives, such investments may be counted on a mark-to-market basis for purposes of the 80% policy. The MainStay Group of Funds has adopted a policy to provide a MainStay Portfolio's shareholders with at least 60 days' prior notice of any changes in that Portfolio’s non-fundamental policy with respect to investments of a type suggested by its name. The 80% policies for the MainStay VP MacKay Growth Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP PIMCO Real Return Portfolio and the MainStay VP IQ Hedge Multi-Strategy Portfolio were not adopted pursuant to Rule 35d-1 under the 1940 Act and are not subject to the 60 days’ prior notice policy. However, shareholders of the MainStay VP Cushing Renaissance Advantage Portfolio will be provided at least 60 days' prior notice with respect to a change to the Portfolio's 80% policy. For additional information, please see the SAI.

The MainStay VP U.S. Government Money Market Portfolio has a policy to invest 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. Government securities, as defined under the 1940 Act and interpreted, include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. As a “government money market fund,” the Portfolio is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price. In addition, as a “government money market fund,” the Board has determined that the Portfolio is not subject to liquidity fees and/or redemption gates on redemptions. The Board has reserved the ability to change this determination with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders were provided with specific advance notice of the change.

When the discussion states that a Portfolio “primarily” in a certain type or style of investment, this means that under normal circumstances it will invest at least 65% of its assets, as described above, in that type or style of investment.

Each Portfolio may invest its net assets in other investment companies, including ETFs that invest in similar securities, and count such holdings towards various guideline tests (such as the 80% test required pursuant to Rule 35d-1 under the 1940 Act). In appropriate circumstances, synthetic investments may also count toward various guideline tests (such as the 80% test required pursuant to Rule 35d-1 under the 1940 Act).

Unless otherwise stated, each Portfolio “looks through” its holdings in ETFs to the characteristics of the underlying securities held by the ETF in order to comply with any stated investment strategy, objective or policies. See “Exchange-Traded Funds” below. With respect to the MainStay VP U.S. Government Money Market Portfolio’s policy to invest 99.5% or more of the Portfolio’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully,” the Portfolio may, as appropriate, deem investments in other “government money market funds” pursuant to Rule 2a-7 under the 1940 Act as within its 99.5% policy for compliance purposes.

Each Portfolio’s investment objective is non-fundamental and may be changed without shareholder approval.

More About Investment Strategies and Risks

Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the SAI. The following information regarding principal investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

Cash Flow Risk

The amount of cash that the MainStay VP Cushing Renaissance Advantage Portfolio or MainStay VP IQ Hedge Multi-Strategy Portfolio have available to distribute to shareholders will depend on the ability of the Energy Companies, Renaissance Companies or ETPs in which each Portfolio have an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The MainStay VP Cushing Renaissance Advantage Portfolio or MainStay VP IQ Hedge Multi-Strategy Portfolio will likely have no influence over the actions of the Renaissance Companies or ETPs in which they invest with respect to the payment of distributions or dividends. The amount of cash that any individual company or ETP can distribute to its investors, including the MainStay VP Cushing Renaissance Advantage Portfolio or MainStay VP IQ Hedge Multi-Strategy Portfolio, will depend on the amount of cash the company and the ETP's investment performance generates from operations, which will vary from quarter to quarter depending on factors affecting the energy sector generally and the particular business lines of the issuer. Available cash will depend on the company’s operating costs, capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The cash that an MLP will have available for distribution will also depend on the incentive distributions payable to its general partner or managing member in connection with distributions paid to its equity investors.

Commodities and Commodity-Linked Derivatives Risk

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Certain Portfolios may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.

Exposure to the commodities markets may subject the Portfolios to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Commodity-Linked Derivatives. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Structured Notes. Structured notes expose the Portfolios economically to movements in commodity prices. The performance of a structured note is determined by the price movements of the commodity underlying note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Concentration Risk

Because certain Portfolios focus their investments in a specific industry or group of industries, the Portfolios may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. Such Portfolios may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the industries in which they invest. The Portfolios are subject to the risk that: (1) their performance will be closely tied to the performance of those particular industries; (2) their performance will be adversely impacted when such industries experience a downturn; and (3) they will perform poorly during a slump in demand for securities of companies in such industries. Securities of issuers in certain industries are at times volatile, and there may be sharp fluctuations in prices, even during periods of rising prices. To the extent that a Subadvisor’s expectations regarding developments in industries in which a Portfolio invests are not realized, the Portfolio may underperform securities markets generally and more broadly diversified funds.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to

More About Investment Strategies and Risks

exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Correlation Risk

There is no assurance that the investment performance of the MainStay VP Indexed Bond Portfolio or MainStay VP MacKay S&P 500 Index Portfolio will equal or exceed that of the Bloomberg Barclays U.S. Aggregate Bond Index or S&P 500® Index, respectively. If the value of each Portfolio’s applicable Index declines, the net asset value ("NAV") of shares of each Portfolio is also likely to decline. Each Portfolio's ability to track its applicable Index may be affected by, among other things, transaction costs; changes in either the composition of the Index or the number of bonds or common stock outstanding for the components of the Index; and timing and amount of purchases and redemptions of the Portfolio's shares.

The investment results of the MainStay VP IQ Hedge Multi-Strategy Portfolio may not equal or exceed those of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. In particular, the MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment results may not equal or exceed those of the Underlying Index because the MainStay VP IQ Hedge Multi-Strategy Portfolio bears certain costs and risks associated with buying and selling securities (when rebalancing the MainStay VP IQ Hedge Multi-Strategy Portfolio’s securities holdings to reflect changes in the Underlying Index or for other similar reasons) while the same costs and risks may not be factored into the investment results of the Underlying Index. Tracking error also may result because the MainStay VP IQ Hedge Multi-Strategy Portfolio incurs certain other fees and expenses not reflected in the Underlying Index. Market disruptions and regulatory restrictions could have an adverse effect on the MainStay VP IQ Hedge Multi-Strategy Portfolio’s ability to adjust its exposure to the required levels to track the Underlying Index. In addition, the MainStay VP IQ Hedge Multi-Strategy Portfolio may use a “representative sampling” approach, which may cause the MainStay VP IQ Hedge Multi-Strategy Portfolio’s returns to not be as well correlated with the return of the Underlying Index as would be the case if the MainStay VP IQ Hedge Multi-Strategy Portfolio purchased all of the Underlying Index Components in the proportions represented in the Underlying Index.

The IndexIQ LLC (the “Index Provider”) relies on third party data it believes to be reliable in constructing the Underlying Index, but there can be no assurance as to the accuracy or availability of such third-party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Underlying Index. Errors with respect to the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the MainStay VP IQ Hedge Multi-Strategy Portfolio and its shareholders. Imperfect correlation between the MainStay VP IQ Hedge Multi-Strategy Portfolio’s portfolio securities and the Underlying Index Components, rounding of prices, changes to the Underlying Index and regulatory requirements may also cause or contribute to the divergence of the MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment results from those of the Underlying Index (i.e., the MainStay VP IQ Hedge Multi-Strategy Portfolio’s returns may not equal or exceed those of the Underlying Index). This risk may be heightened during times of unfavorable market conditions.

In addition, the MainStay VP IQ Hedge Multi-Strategy Portfolio may be unable to invest in certain Underlying Index Components, or invest in them in the exact proportions in which they are represented in the Underlying Index, as a result of legal restrictions or limitations, a lack of liquidity on stock exchanges in which such securities trade, or other reasons. Moreover, the MainStay VP IQ Hedge Multi-Strategy Portfolio may be delayed in purchasing or selling Underlying Index Components. To the extent the MainStay VP IQ Hedge Multi-Strategy Portfolio calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the MainStay VP IQ Hedge Multi-Strategy Portfolio’s ability to track the Underlying Index may be adversely affected. In light of the factors discussed above, the MainStay VP IQ Hedge Multi-Strategy Portfolio’s returns may be lower than the returns of the Underlying Index.

Debt or Fixed-Income Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the

More About Investment Strategies and Risks

value of a Portfolio's investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the NAV of a Portfolio that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Portfolio that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of a Portfolio's investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of a debt security usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, a Portfolio's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the United States and many parts of the world, including certain European countries, continue to be near recent historically low levels. These levels of interest rates (or negative interest rates) may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect a Portfolio's performance. The Board of Governors of the Federal Reserve System (“Federal Reserve Board”) has previously taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate near the recent historically low levels. The Portfolio may be subject to heightened interest rate risk because the Federal Reserve Board may continue to raise the federal funds rate, which causes an increase in interest rates. Any such rise in interest rates may be sudden and significant, with unpredictable effects on the financial markets and a Portfolio's investments.

• Extension risk and Prepayment risk: An issuer could exercise its right to pay principal on an obligation held by a Portfolio later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation may decrease, and a Portfolio may also suffer from the inability to reinvest in higher yielding securities. When interest rates decline, securities with stated interest rates may have the principal prepaid earlier than expected, requiring a Portfolio to invest the proceeds at generally lower interest rates.

Debt securities rated below investment grade by an independent ratings agency, such as Standard & Poor’s Ratings Services (“S&P”) or Moody's Investors Service, Inc. ("Moody's") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by a Portfolio and, in turn, the Portfolio’s susceptibility to changes in interest rates.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps a Portfolio manage duration and risk, and attempts to create a more consistent return.

Inflation-protected securities may react differently from other fixed-income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. If interest rates rise due to reasons other than inflation, an investment in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Depositary Receipts

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) and other similar securities represent ownership of securities of

More About Investment Strategies and Risks

non-U.S. issuers held in trust by a bank, exchange or similar financial institution. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. These investments may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Transactions

Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures, and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be difficult to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor of the Portfolio is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, a Portfolio could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Portfolio seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Portfolio may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of a Portfolio or result in the deferral of losses that would otherwise be recognized by a Portfolio in determining the amount of dividends distributable to shareholders. As a series of an investment company registered with the Securities and Exchange Commission ("SEC"), each Portfolio must maintain reserves of liquid assets or otherwise "cover" obligations with respect to certain kinds of derivative instruments in accordance with applicable SEC guidance or staff interpretations.

Future regulatory developments may impact a Portfolio's ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Portfolio itself is regulated. These or other legislative or regulatory changes may negatively impact a Portfolio and/or result in a change in its investment strategy.

Direct Investments

Direct investments are investments made directly with an enterprise through a shareholder or similar agreement, not through publicly traded shares or interests. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, direct investments may take longer to liquidate than would be the case for publicly traded securities. Although direct investments may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Distressed Securities

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Portfolio will not receive interest payments on such securities and may incur costs to protect its investment. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which a Portfolio has invested, a Portfolio may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts. In addition, a Portfolio's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Dividend-Paying Stocks

Dividend-paying stocks may underperform the securities of other companies that do not typically produce income or other distributions. In addition, issuers of dividend-paying stock may have discretion at any time to reduce, defer, or stop paying dividends for a stated period of time. Depending upon market conditions, an income-producing stock that meets a Portfolio’s investment criteria may not be

More About Investment Strategies and Risks

widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of a Portfolio to produce current income while remaining fully diversified. The distributions received by a Portfolio may not qualify as income for Portfolio investors.

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect a Portfolio's investments in these countries or regions. National policies that may limit a Portfolio's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the United States and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Portfolio's exposure to the risks associated with investing in emerging market countries are magnified if the Portfolio invests in frontier market countries.

Energy Companies Risk and Industry Specific Risk

MLPs and companies in the energy sector are also subject to risks that are specific to the particular industry in which they operate.

Pipeline – Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined petroleum products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for

More About Investment Strategies and Risks

their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.

Gathering and Processing – Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Exploration and Production – Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Oil – In addition to the risks applicable to pipeline companies described above, gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain MLPs, Energy Companies, and the oil industry in general.

Propane – Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane, which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Coal – Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Marine Shipping – Marine shipping companies are subject to the supply of, demand for, and level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply and market areas they serve, which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism.

Cash Flow Risk – MainStay VP Cushing Renaissance Advantage Portfolio will derive substantially all of its cash flow from investments in equity securities of Energy Companies. The amount of cash that the Portfolio has available to distribute to shareholders will depend on the ability of the Energy Companies in which the Portfolio has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Related Sectors Risks – In addition to investing in companies in the energy sector, the MainStay VP Cushing Renaissance Advantage Portfolio will invest in energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from lower energy and feedstock costs. Many of the risks applicable to companies in the energy sector discussed herein also apply, directly or indirectly, to such companies.

Energy Concentration Risk

The MainStay VP Cushing Renaissance Advantage Portfolio may be subject to more risks than if it were more broadly diversified over numerous industries and sectors. General changes in market sentiment towards companies in the industries and sectors in which it invests may adversely affect the Portfolio, and the performance of such sectors may lag behind the broader market as a whole. Issuers

More About Investment Strategies and Risks

outside the energy sector in which the Portfolio will invest typically consist of industrial and manufacturing and transportation and logistics companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs. As a result, these companies may also be more sensitive to certain risks associated with the energy sector. The Subadvisor seeks to invest the Portfolio’s assets in a portfolio of investments designed to take advantage of changing dynamics in the energy, industrial and manufacturing and transportation and logistics sectors. To the extent that the Subadvisor’s expectations regarding developments in the U.S. energy sector, domestic energy production and the realization of lower energy and feedstock costs and the impact of such developments on companies in which the Portfolio invests and the economy generally are not realized, the Portfolio may underperform securities markets generally and more broadly diversified funds.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Portfolio buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts ("REITs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Portfolio's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Event-Driven Arbitrage

A Portfolio’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the situation does not occur as anticipated (including on the terms originally proposed), when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by the Portfolio may decline sharply and result in losses to the Portfolio if, for example, such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. The consummation of mergers, spin-offs and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings and general market declines. During periods when merger activity is low, for example, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Such arbitrage strategies are also subject to the risk of overall market movements. There is no assurance that the Manager or a Subadvisor will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful merger or similar corporate action.

Exchange-Traded Funds (“ETFs”)

To the extent a Portfolio may invest in securities of other investment companies, the Portfolio may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on the Portfolio's investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. A Portfolio will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by the Portfolio. The Portfolio will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. A Portfolio may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Portfolio or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.

A Portfolio may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

More About Investment Strategies and Risks

The MainStay VP IndexIQ Hedge Multi-Strategy Portfolio may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies to invest in those ETFs beyond the limits of the Investment Company Act of 1940, as amended ("1940 Act"), subject to certain conditions. (Ordinarily, the 1940 Act limits a fund's investments in a single ETF to 5% of the fund's total assets and in all ETFs to 10% of the fund's total assets and 3% of the total shares outstanding of an ETF.) In reliance on such exemptive orders, the Portfolio may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively.

Financial Sector Risk

To the extent a Portfolio invests in financial services firms, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the financial sector. Investments in the financial sector may be adversely affected by regulatory changes, interest rate movements, the availability of capital, the cost of borrowing, the rate of debt defaults, increased competition, and adverse conditions in other related markets.

Floaters and Variable Rate Demand Obligations Risks

Floaters and variable rate demand instruments are generally a long-term debt security that resets its interest rate periodically based on changes to general interest rates and requires a third party, such as a broker-dealer or bank, to remarket or repurchase the security for its face value following demand by a Portfolio. Depending on the interest rate environment, a Portfolio may be adversely affected by any delay between the security’s periodic interest rate reset and an intervening change in general interest rates. In a rising interest rate environment, such a delay may prevent a Portfolio from receiving the higher interest rate payments in a timely manner. Additionally, a Portfolio will be subject to the credit risk of any third party supporting or providing the security’s demand feature, if a Portfolio chooses not to hold the security to maturity and instead exercises the demand feature. A Portfolio is also subject to the risk that the third party’s obligations may terminate or the third party otherwise fails to meet its obligations to support or provide the demand feature. If a Portfolio is for whatever reason unable to exercise the demand feature, it will be subject to the liquidity risk of the floater or variable rate demand instrument.

Floating Rate Loans

Floating rate loans are subject to similar risks as other debt instruments, such as prepayment and extension risk, credit risk, interest rate risk and risks associated with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain legal and contractual restrictions on resale or assignment. The limited nature of the market may impair a Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, if the market demand for loans increases, the availability of loans for purchase and the interest rate paid by borrowers on such loans may decrease, which may adversely impact a Portfolio. In current market conditions, many loans are not subject to covenants or other terms that are protective to purchasers, and, as a result, certain terms may be more favorable to borrowers than purchasers.

Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, a Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. The Portfolio may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid on a timely basis or at all. Floating rate loans usually are rated below investment grade or if unrated, determined by the Portfolio’s Manager or Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. Investments in floating rate loans may be particularly subject to risks associated with an economic downturn or a significant increase in interest rates. Generally, riskier investments are in lower rated categories.

Although the floating rate loans in which a Portfolio invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. Floating rate loans are typically senior obligations of the borrower or issuer, and are typically secured by collateral although they may not be fully collateralized and may be uncollateralized. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. In addition, the loan agreement may limit the Portfolio’s rights to exercise remedies against collateral or may impose procedures that delay a Portfolio’s receipt of proceeds of collateral. As a result, a Portfolio may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans may be subject to contractual subordination terms or otherwise may be subject to the risk that a court may subordinate a Portfolio’s interest in a loan or in collateral securing a loan to the interests of other creditors or take other actions detrimental to a Portfolio, including limiting or delaying the remedies or collateral available to a Portfolio. In addition, if

More About Investment Strategies and Risks

a Portfolio holds certain floating rate loans, a Portfolio may be required to exercise its rights collectively with other creditors or through an agent bank or other intermediary acting on behalf of multiple creditors, and the value of a Portfolio’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

A Portfolio will typically purchase loans via assignment, which makes a Portfolio a direct lender. However, a Portfolio may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Portfolio also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio might be unable to enter into a transaction in a publicly-traded security of that borrower, potentially for a substantial period of time, when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, a Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Focused Portfolio Risk

If a Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund. A Portfolio’s performance may, therefore, be significantly adversely affected by the performance of such Underlying Portfolio/Fund. An Underlying Portfolio/Fund may concentrate or focus in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class. Thus, the Underlying Portfolio/Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class. Such occurrences or developments may have a significant impact on a Portfolio's investment performance causing such performance to be more volatile than the investment performance of a Portfolio invested more broadly. For example, if an Underlying Portfolio/Fund is concentrated or focused in a particular country, a Portfolio focused in such Underlying Portfolio/Fund would be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Underlying Portfolio/Fund invests.

To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in an industry or group of industries, the MainStay VP IQ Hedge Multi-Strategy Portfolio will concentrate its investments to approximately the same extent as the Underlying Index.

Foreign Securities and Currencies

Generally, foreign securities are issued by companies organized outside the United States or are traded primarily in markets outside the United States, but foreign debt securities may be traded on bond markets or over-the-counter markets in the United States. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, a Portfolio may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries. The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

Many of the foreign securities in which the Portfolios invest are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolio's assets. However, the Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect a Portfolio's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. One or more subadvisors of a Portfolio may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of a Portfolio's assets allocated to the subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain

More About Investment Strategies and Risks

cases a Portfolio may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Futures Transactions

A Portfolio may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Portfolio may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Portfolio's ability to invest in foreign currencies, each Portfolio may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Portfolios also may enter into futures contracts traded on foreign futures exchanges.

A Portfolio may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. A Portfolio may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when a Portfolio seeks to close out a futures contract. If no liquid market exists, a Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Portfolio's securities being hedged, even if the hedging vehicle closely correlates with the Portfolio's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Geographic Focus Risk

Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, tax policy and political and social instability. A Portfolio's performance will be particularly susceptible to the conditions in the countries or regions to which it is significantly exposed. For example, a Portfolio's investments in Japan may be subject to additional risks, including those associated with an aging and declining population, which contributes to the increasing cost of Japan’s pension and public welfare system and makes the economy more dependent on foreign trade. Additionally, Japan is prone to natural disasters, such as earthquakes and tsunamis.

Additionally, a Portfolio's investments in the United Kingdom subject the Portfolio to additional risks. For example, the United Kingdom is a substantial trading partner of the United States and other European countries, and, as a result, the British economy may be impacted by adverse changes to the economic health of the United States and other European countries. In addition, in a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as “Brexit”), which may have a negative impact on the economy and currency of the United Kingdom, including increased volatility and illiquidity and potentially lower economic growth.

Growth Stocks

Certain Portfolios may invest in equity securities of companies that their Subadvisors believe will experience relatively rapid earnings growth. Such "growth stocks" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Hard Assets

The MainStay VP Mellon Natural Resources Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political or market events, as well as governmental regulation, impacting the hard assets industries. Specifically, the energy industries can be affected by changes in the prices of supplies and of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations. The metals industries can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Securities of issuers in the precious metals and other hard assets industries are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production

More About Investment Strategies and Risks

and distribution of hard assets may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

High-Yield Securities

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody’s, and are considered speculative.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of unusual or adverse market, economic or political conditions or rising interest rates, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default.

High Yield Municipal Bond Risk

Certain Portfolios may invest in high-yield municipal bonds. High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity and valuation risks as compared to other municipal bonds and to high-yield debt securities generally. High-yield municipal bonds are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the relevant Subadvisor and are generally considered to be speculative. Analysis of the creditworthiness of issuers of high-yield municipal bonds may be more complex than for issuers of higher quality debt securities, and, as a result, the ability of a Portfolio to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Portfolio was investing in higher quality bonds.

There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for a Portfolio to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates, which could adversely affect and cause large fluctuations in a Portfolio's daily NAV. High-yield municipal bonds may be more likely than other municipal bonds to be considered illiquid. It may be difficult for a Portfolio to obtain an accurate or recent market quotation for a high-yield municipal bond, which may cause the security to be "fair valued" in accordance with the Portfolio’s valuation policies.

High-yield municipal bonds are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher quality bonds. If the issuer of a high-yield municipal bond defaults, a Portfolio may incur additional expenses in seeking recovery. The high-yield municipal bonds in which a Portfolio may invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds, which may adversely affect the value of these investments.

Hybrid Instruments

A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

Illiquid and Restricted Securities

Certain Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell.

Securities and other investments purchased by a Portfolio may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. more difficult to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to

More About Investment Strategies and Risks

securities traded over-the-counter, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase and sell such securities.

If one or more instruments in a Portfolio's portfolio become illiquid, the Portfolio may exceed its limit on illiquid investments. In the event that this occurs, the Portfolio must take steps to bring the aggregate amount of illiquid investments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Portfolio to liquidate any portfolio instrument where the Portfolio would suffer a loss on the sale of that investment.

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, the Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to the Portfolio. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities.

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. A principal risk of investing in restricted securities is that they may be difficult to sell.

Index Strategy

Certain Portfolios may employ an index strategy. Therefore, the adverse performance of a particular security ordinarily will not result in the elimination of the security from the Portfolio’s portfolio. The Portfolio’s performance may vary from the index’s performance due to factors such as transaction costs, imperfect correlation between the Portfolio’s holdings and those of the index, and changes in the composition of the index. Also, the Portfolio's fees and expenses will reduce the Portfolio's returns, unlike those of the index. An investment cannot be made directly in an index.

In the case of the MainStay VP IQ Hedge Multi-Strategy Portfolio, the Underlying Index may not be successful in replicating the performance of its target strategies. In constructing the underlying strategies of the Underlying Index, the Index Provider may not be successful in replicating the target returns. There is a risk that hedge fund return data provided by third-party hedge fund data providers may be inaccurate or may not reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases, among other factors. In addition, there is no assurance that the MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment results will equal or exceed those of the Underlying Index or of the MainStay VP IQ Hedge Multi-Strategy Portfolio’s broad-based securities market index. The MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment results (and those of the Underlying Index) may generally be expected to be different from the MainStay VP IQ Hedge Multi-Strategy Portfolio’s broad-based securities market index over various time periods and investment cycles. It is not possible to invest directly in an index.

The MainStay VP IQ Hedge Multi-Strategy Portfolio’s performance may be adversely affected by the Index Provider’s processes and methodology in constructing the Underlying Index, including as a result of inherent design risks, such as the Index Provider’s rules-based methodology, the underlying asset class weightings and the allocation between and among the various hedge fund investment styles reflected in the Underlying Index. Thus, there is no assurance that the Underlying Index’s methodology will generate or produce the intended results, including accurately achieving exposure to the overall hedge fund universe.

Investments in Other Investment Companies

A Portfolio may invest in other investment companies, including open-end funds, closed-end funds, and ETFs.

A Portfolio may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. A Portfolio might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Portfolio may not be able to buy those securities directly. Any investment in another investment company would be consistent with a Portfolio’s objective and investment program. A Portfolio generally will directly bear its proportionate share of the management fees and other expenses that are charged by other investment companies, which also may be advised by the Manager or its affiliates, in addition to the management fees and other expenses paid by the Portfolio.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect a Portfolio’s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual NAV of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

The MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment performance, because it is a fund of funds, depends on the investment performance of the ETPs in which it invests. An investment in the MainStay VP IQ Hedge Multi-Strategy Portfolio is subject to the risks associated with the ETPs that comprise the Underlying Index. The MainStay VP IQ Hedge Multi-Strategy Portfolio’s shareholders will indirectly pay a proportional share of the fees, if any, of the ETPs in which it invests. There is a risk that the Index Provider’s and the Subadvisor’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based

More About Investment Strategies and Risks

on actual market conditions. In addition, at times certain of the segments of the market represented by the ETPs may be out of favor and underperform other segments.

Large Transaction Risk

To minimize disruptions to the operations of a Portfolio, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. When New York Life Investments determines to initiate a transaction with an Underlying Portfolio/Fund, New York Life Investments generally coordinates directly with the portfolio managers of the Underlying Portfolio/Fund to ensure that the transactions are accommodated efficiently and in a cost effective manner, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Leverage

To the extent a Portfolio employs certain strategies and instruments (e.g., derivatives) that result in direct or indirect economic leverage, a Portfolio may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require a Portfolio to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk

Certain Portfolios are subject to liquidity and valuation risk. Liquidity risk is the risk that a Portfolio could not meet redemption requests without significant dilution of remaining investors’ interests in a Portfolio. Liquidity risk exists when particular investments are difficult to sell, possibly preventing a Portfolio from selling the investments at an advantageous time or price. Liquidity risk may also exist because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Markets for debt and other fixed-income securities have consistently grown over the past three decades. However, the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. A Portfolio's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.

Valuation risk refers to the potential that the sales price a Portfolio could receive for any particular investment may differ from the Portfolio’s valuation of the investment. Valuation of a Portfolio’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Portfolio’s NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Portfolio’s NAV. A Portfolio (or the Manager or Subadvisor) may rely on various sources of information to value investments and calculate NAVs. A Portfolio may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Determining the Portfolio's Shares Prices ("NAV") and the Valuation of Securities," "Investment in the Portfolios by Unaffiliated Insurance Companies and Retirement Plans," and "Portfolio Holdings Information."

In October 2016, the SEC adopted a rule that regulates the management of liquidity risk by investment companies registered under the 1940 Act, such as the Portfolios. The rule may negatively impact a Portfolio. New York Life Investments continues to evaluate the potential impact of this regulation on the Portfolios. The initial compliance date for certain requirements of the rule was December 1, 2018, and the compliance date for the remaining requirements of the rule is June 1, 2019.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its

More About Investment Strategies and Risks

rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

A Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults. Participations are subject to risks generally associated with debt securities; however, Participations may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Portfolio may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a Participation or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.

Long/Short Risk

The MainStay VP IQ Hedge Multi-Strategy Portfolio seeks long exposure to certain securities and may seek short exposure to certain other securities. There is no guarantee that the returns on the MainStay VP IQ Hedge Multi-Strategy Portfolio’s long or short positions will produce high, or even positive, returns and the MainStay VP IQ Hedge Multi-Strategy Portfolio could lose money if either or both the MainStay VP IQ Hedge Multi-Strategy Portfolio’s long and short positions produce negative returns. In addition, the MainStay VP IQ Hedge Multi-Strategy Portfolio may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

Market Capitalization Risk

To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Portfolio’s performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for a Portfolio to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of a Portfolio’s investments may fluctuate and/or decline because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar objectives. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which a Portfolio invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the NAV of a Portfolio’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. A Portfolio potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as

More About Investment Strategies and Risks

increased or changing regulations. Thus, investments that the Manager or a Subadvisor believes represent an attractive opportunity or in which the Portfolio seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Portfolio may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

MLPs and Companies in the Energy Sector

Many issuers in the energy sector are organized as master limited partnerships (“MLPs”). MLPs are formed as limited partnerships or limited liability companies under state law and are generally subject to tax as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are publicly listed and traded on a U.S. securities exchange. An MLP typically issues general partner and limited partner interests or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity and has an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.

Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally are not subject to entity-level U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and a separate tax on corporate dividends).

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues, cash flows, and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate. MLPs and companies in the energy sector are subject to certain risks, including, but not limited to, the following:

Commodity Price Risk – MLPs and companies in the energy sector may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids, and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods among others. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. The prices of companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and companies in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Cyclicality Risk – The operating results of MLPs and companies in the energy sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of the issuers in which the Portfolios will invest.

Supply Risk – A significant decrease in the production of natural gas, crude oil, coal or other energy commodities would reduce the revenue, operating income and operating cash flows of certain MLPs and companies in the energy sector and, therefore, their ability to make distributions or pay dividends. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental

More About Investment Strategies and Risks

regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources among others.

Demand Risk – A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect the revenues and cash flows of certain MLPs and companies in the energy sector. A decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase; or a shift in consumer demand for such products among others. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.

Risks Relating to Expansions and Acquisitions – MLPs and companies in the energy sector employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by a Portfolio from companies that grow through acquisitions.

Competition Risk – The energy sector is highly competitive. Companies in which a Portfolio may invest face substantial competition from other companies, many of which have greater financial, technological, human and other resources, in acquiring natural resources assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the companies in which a Portfolio invests are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the investment results of a Portfolio.

Natural Disaster Risk – Extreme weather conditions could result in substantial damage to the facilities of certain MLPs and companies in the energy sector located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities.

Interest Rate Risk – The prices of debt securities of the companies a Portfolio may hold in its portfolio and the prices of the equity securities held in its portfolio are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain companies as a result of the increased availability of alternative investments with yields comparable to those of companies. Rising interest rates could adversely impact the financial performance of companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

Legislation and Regulatory Risk – The profitability of MLPs and companies in the energy sector could be adversely affected by changes in the regulatory environment. Such companies are subject to significant foreign, federal, state and local regulation of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices the companies may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Laws, regulations or enforcement policies could be enacted in the future which may increase compliance costs, limit certain operations and may adversely affect the financial performance of MLPs and companies in the energy sector. The nature of such regulations cannot be predicted at this time. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly requirements. There have been proposals in Congress to eliminate certain tax incentives widely used by energy and energy-related companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect companies in which a Portfolio may invest and/or the energy sector generally.

Bankruptcy proceedings could be adverse to a Portfolio’s investment in a company in the natural resources or energy sector. For example, a Portfolio may invest in a company that seeks restructuring through bankruptcy proceedings (or invest in a company that has business relationships with another company that seeks restructuring through bankruptcy proceedings). In bankruptcy proceedings, there can be considerable delay in reaching accord on a restructuring plan and such delays (and other factors) could result in costs or losses to a Portfolio. In addition, the outcome of bankruptcy proceedings may be disadvantageous to a Portfolio’s investment. Investments in certain companies in the natural resources or energy sector may be particularly susceptible to risks associated with bankruptcy or other court action during downturns in the natural resources or energy markets.

More About Investment Strategies and Risks

Environmental Risk – There is an inherent risk that MLPs and companies in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Companies may not be able to recover these costs from insurance.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

• the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions,

• the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water,

• the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

• the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a byproduct of burning fossil fuels, and methane, the major constituent of natural gas. These measures and future measures could result in increased costs to certain companies in which the Portfolios may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Portfolios may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act of 1990, as amended (the “Clean Air Act”), the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of a Portfolio’s investments.

The types of regulations described above can change over time in both scope and intensity, may have adverse effects on MLPs companies in the energy sector and may be implemented in unforeseen manners on an “emergency” basis in response to catastrophes or other events.

Affiliated Party Risk – Certain MLPs and companies in the energy sector are dependent on their parents or sponsors for a majority of their revenues. Any failure by a parent or sponsor to satisfy its payments or obligations would impact the company’s revenues and cash flows and ability to make distributions. Moreover, the terms of a company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the company as a transaction with a non-affiliate.

Technology Risk – Companies that are focused on developing new technologies are strongly influenced by technological changes. Technology development efforts by companies in the natural resources and energy sectors may not result in viable methods or products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such companies may be considerably more volatile than that in more established segments of the economy.

MLPs and Other Natural Resources Sector Companies

Certain Portfolios invest in the natural resources sector, with an emphasis on securities issued by MLPs. MLPs and other natural resources sector companies are subject to risks related to the natural resources sector, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk, environmental risk or other risks arising from their specific business strategies. A

More About Investment Strategies and Risks

downturn in this sector of the economy could have an adverse impact on a Portfolio. At times, the performance of securities of companies in this sector of the economy may lag performance of other sectors or the broader market as a whole.

MLP Structure Risk

Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Debt securities of MLPs do not offer the advantageous tax characteristics of MLP equity securities. MLP debt securities may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect a Portfolio or the MLPs or other natural resource sector companies in which a Portfolio invests. Any such changes could negatively impact a Portfolio’s shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Portfolio’s shareholders. There have been proposals in Congress to eliminate certain tax incentives widely used by energy and energy-related companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other natural resources sector companies in which a Portfolio invests and/or the energy sector generally.

A Portfolio’s ability to meet its investment objective will depend partially on the amounts of taxable income, distributions and dividends it receives from the securities in which it will invest, a factor over which it will have no control. The benefit a Portfolio will derive from its investment in MLPs is largely dependent on the MLPs generally being treated as partnerships for U.S. federal income tax purposes. As a partnership, an MLP has is generally not subject to U.S. federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for U.S. federal income tax purposes, it would be subject to U.S. federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 21%). In addition, if an MLP were to be treated as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by it would be reduced and distributions received by a Portfolio from it would be subject to tax under U.S. federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of MLPs as corporations for U.S. federal income tax purposes would result in a reduction in the after-tax return to the Portfolio, likely causing a reduction in the value of the Portfolio’s shares.

In addition, MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing common unit holders, including the Portfolio’s ownership interest. The value of an MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Securities issued by MLPs trade publicly but may trade less frequently than those of larger companies. As a result, MLP securities may experience abrupt or erratic price movements at times. Investments in MLP securities that are less actively traded or over time experience decreased trading volume may restrict a Portfolio’s ability to take advantage of other market opportunities or to dispose of securities and adversely affect the Portfolio’s returns.

Money Market/Short-Term Securities Risk

To the extent that a Portfolio invests in money market or short-term securities, the Portfolio may be subject to certain risks associated with such investments. An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. It is possible for a Portfolio to lose money by investing in money market funds. A money market fund may not achieve its investment objective. Changes in government regulations may affect the value of an investment in a money market fund.

Mortgage Dollar Roll Transactions

In a mortgage dollar roll transaction, a Portfolio sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date. During the roll period, a Portfolio foregoes principal and interest paid on the securities. These transactions involve a risk of loss if the value of the securities that a Portfolio is obligated to purchase declines below the purchase price prior to the repurchase date. They may also have a leveraging effect on a Portfolio.

Mortgage Pass-Through Securities

Investments in mortgage pass-through securities are subject to similar market risks for fixed-income securities which include, but are not limited to, interest rate risk and credit risk. Mortgage pass-through securities are also subject to prepayment risk, which is the risk that borrowers will prepay their mortgages and cause a decline in a Portfolio’s income and share price. Additionally, mortgage pass-through securities are subject to extension risk, which is the risk that mortgage payments will decline during times of rising interest rates and extend the duration of these securities, making them more sensitive to interest rate changes.

More About Investment Strategies and Risks

Transactions in mortgage pass-through securities often occur through the use of TBA transactions. Default by or bankruptcy of a counterparty to a TBA transaction could expose a Portfolio to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.

Mortgage-Related and Other Asset-Backed Securities

Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, collateralized bond obligations, and collateralized loan obligations and other similarly structured vehicles. Mortgage-related securities are a type of asset-backed security and include mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are asset-backed securities that represent interests in pools of residential or commercial mortgages.

Some asset-backed securities do not have a security interest in the underlying collateral or any government guarantee for repayment. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved as well as the value of the collateral. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities are subject to the risk that borrowers may default or be anticipated to default on their obligations underlying the securities or any guarantees under the securities may fail or otherwise be unavailable. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. In the case of prepayments, a Portfolio may be forced to reinvest the proceeds at a lower interest rate. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise (making it more susceptible to interest rate risk) and increase the potential for a Portfolio to lose money. Some asset-backed securities are particularly subject to credit, liquidity and valuation, interest rate and prepayment risk and additional risks may arise as a result of the type of asset-backed securities in which a Portfolio invests. In addition, certain regulatory changes may increase the costs to a Portfolio of investing in asset-backed securities and a Portfolio’s investments in these securities may be adversely affected.

Multiple Manager Risk

Certain Portfolio's assets are managed by multiple Subadvisors. A Portfolio’s performance relies on the Manager’s selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on each Subadvisor’s skill in implementing their respective strategy or strategies. While the Manager will monitor the overall management of the Portfolios, each Subadvisor makes independent investment decisions. The investment styles and strategies of the Portfolio’s Subadvisors may not complement each other as expected by the Manager, and the decisions made by one Subadvisor may conflict with decisions made by one or more other Subadvisors, both of which could adversely affect the performance of the Portfolios.

The Manager may experience conflicts of interest in its selection of Subadvisors for the Portfolios. One or more Subadvisors to the Portfolios may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

The multi-manager approach may also cause the Portfolios to invest a substantial percentage of its assets in certain types of securities, causing the exposure to a given region, country, industry or investment style to unintentionally be smaller or larger than if the Portfolios had a single Subadvisor, which could increase the Portfolio’s concentration of risk. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

A multi-manager approach may also cause the Portfolio's portfolio turnover rate to be greater than the portfolio turnover rate of a single manager Portfolio, which may result in higher levels of realized capital gains or losses with respect to the Portfolio's portfolio securities, higher brokerage commissions and other transaction costs.

Municipal Securities

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of a Portfolio’s holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which a Portfolio invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which a Portfolio may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years,

More About Investment Strategies and Risks

Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of a Portfolio's holdings in Puerto Rico municipal securities. In addition, Puerto Rico has recently experienced other events that have adversely affected its economy, infrastructure, and financial condition, which may prolong any debt restructuring and economic recovery efforts and processes. A Portfolio’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

A Portfolio may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Portfolio's exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by a Portfolio from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities.

Natural Resources Sector Risk

Investments in the natural resources and related sectors may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which foreign securities are subject also may affect domestic companies in which the Portfolio invests if they have significant operations or investments in foreign countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both domestic and foreign) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources sectors. A downturn in these sectors of the economy could have an adverse impact on a Portfolio. At times, the performance of securities of companies in these sectors of the economy may lag performance of other sectors or the broader market as a whole.

Non-Diversification Risk

A Portfolio that is "non-diversified" may invest a greater percentage of its assets in the securities of a single issuer than a Portfolio that is "diversified" (a “diversified” investment company, with respect to 75% of its total assets, is not generally permitted to invest more than 5% of such assets in the securities of a single issuer or own more than 10% of an issuer's outstanding voting securities). A non-diversified Portfolio is therefore more vulnerable to market, economic, political or regulatory events impacting issuers of individual portfolio securities than a diversified Portfolio. Some of those issuers also may present substantial credit or other risks. For example, default by the issuer of an individual security in such a Portfolio's portfolio may have a greater negative effect on the Portfolio’s returns or NAV than a similar default in a diversified portfolio. A non-diversified Portfolio’s performance may be disproportionately impacted by the performance of relatively few securities.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right, but not the obligation, to buy from (call) or sell to (put) the seller (writer) of the option the security, currency or futures contract underlying the option at a specified exercise price at any time during the term of the option. If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Passive Management Risk

The MainStay VP IQ Hedge Multi-Strategy Portfolio seeks to correspond generally to the price and yield performance of its Underlying Index. Similarly, the MainStay VP Indexed Bond Portfolio and the MainStay VP MacKay S&P 500 Index Portfolio seek to correspond to the total return performance of their respective index. These Portfolios are not “actively” managed and would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) their respective index.

Portfolio Management Risk

The investment strategies, practices and risk analysis used by a Subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The Subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in a loss to the Portfolio. A Subadvisor’s judgment about whether securities acquired by the Portfolio will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.

A quantitative model used by a Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software

More About Investment Strategies and Risks

or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

To the extent that a Subadvisor determines not to pursue an investment opportunity for nonfinancial reasons, such as its ESG criteria, the Portfolio may forgo some market opportunities available to other funds. The application of ESG criteria may result in the Portfolio investing in securities or industry sectors that underperform the market as a whole or underperform other funds that do not take into account ESG criteria. In addition, securities of companies that meet the ESG criteria may shift into and out of favor depending on market and economic conditions.

Preferred Stock

Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions.

In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking portfolio provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

Private Placement and Restricted Securities

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, a Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to a Portfolio. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities. Privately issued securities that are determined to be “illiquid” would be subject to a Portfolio’s policy of not investing more than 15% of its net assets in illiquid securities.

Real Estate Investment Trusts ("REITs")

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. REITs are also susceptible to the risks associated with the types of real estate investments they own and adverse economic or market events with respect to these securities and property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed-property types). A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by the Portfolio, affect the value of its investments, and limit the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Portfolio to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to a Portfolio’s investment practices. Certain regulatory authorities may also prohibit or restrict the ability of a Portfolio to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, a Portfolio may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Portfolio. Legislation or regulation may change the way in which a Portfolio is regulated. Neither New York Life Investments nor a Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its respective investment objective. A Portfolio’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investments, the Subadvisor or the Portfolio.

More About Investment Strategies and Risks

Companies in the natural resources and natural resources related sectors are subject to greater governmental regulation than certain other industries. As a result, changes in regulatory policies, including government regulations (both domestic and foreign) or policies of intergovernmental organizations that may affect the supply of and demand for natural resources, may be more likely to adversely affect the value of securities issued by these companies.

The utilities group of industries is subject to significant government regulation and oversight, including regulatory limits on rates, profits and the ability to pay dividends to investors as well as restrictions on a company’s access to new markets, which may adversely affect the Portfolio’s investments in utilities issuers. In addition, deregulation of the utilities group of industries may subject utility companies to greater competition and may reduce their profitability. Together, these risks subject utilities issuers to uncertainty and may result in increased price volatility of securities of issuers in the utilities group of industries.

Repurchase Agreements

Certain Portfolios may enter into repurchase agreements with certain sellers in accordance with guidelines adopted by the Board. A repurchase agreement is an instrument under which a Portfolio acquires a security and the seller agrees, at the time of the sale, to repurchase the security at an agreed upon time and price. A Portfolio’s use of repurchase agreements is generally intended to be a means for the Portfolio to earn income on uninvested cash, but there is no guarantee that a repurchase agreement will provide income.

Repurchase agreements subject a Portfolio to counterparty risks, including the risk that the seller of the underlying security will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Portfolio. If the seller defaults on its obligations under the agreement, the Portfolio may incur costs, lose money or suffer delays in exercising its rights under the agreement. If the seller fails to repurchase the underlying instruments collateralizing the repurchase agreement, the Portfolio may lose money. The credit, liquidity and other risks associated with repurchase agreements are heightened when a repurchase agreement is secured by collateral other than cash or U.S. government securities.

Rights and Warrants

To the extent that a Portfolio invests in equity securities, the Portfolio may invest in rights and warrants. The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, a Portfolio will lose its entire investment in such right or warrant.

Risk Management Techniques

Various techniques can be used to increase or decrease a Portfolio’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Portfolio's portfolio of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor of a Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Short Selling

If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Portfolio may have substantial short positions and may borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, a Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

More About Investment Strategies and Risks

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage, which creates special risks. The use of leverage may increase a Portfolio's exposure to long equity positions and make any change in the Portfolio's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that a Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful. A Portfolio cannot guarantee that the use of leverage will produce a higher return on an investment.

Swap Agreements

The Portfolios may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. For example, credit default swaps can result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and a Portfolio would lose the value of the security or other consideration it should have received in the swap. A Portfolio may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. A Portfolio may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A Portfolio’s use of total return swap agreements will subject the Portfolio to the risks applicable to swap agreements discussed herein, and a Portfolio may be adversely affected. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Tax Risk

Certain Portfolios' investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Portfolio; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Furthermore, to the extent that any futures contract or option on a futures contract held by the Portfolio is a “Section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Portfolio transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), a Portfolio may, for temporary defensive purposes or for liquidity purposes (which may be for a prolonged period) invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance

More About Investment Strategies and Risks

with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may also invest without limit in cash, money market securities or other investments.

The MainStay VP U.S. Government Money Market Portfolio also may invest outside the scope of its principal investment strategies in securities other than money market instruments for temporary defensive purposes, subject to Rule 2a-7 under the 1940 Act and its investment guidelines.

To-Be-Announced ("TBA") Securities

In a TBA securities transaction, a seller agrees to deliver a security to a Portfolio at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Portfolio agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by a Portfolio to purchase the securities. A Portfolio will lose money if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

U.S. Government Securities Risk

There are different types of U.S. government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are.

Utilities Sector Risk

Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

Value Stocks

Certain Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what a Portfolio's portfolio manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that the portfolio manager anticipates.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. There is a risk that the security could be worth less when it is issued than the price a Portfolio agreed to pay when it made the commitment. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Yankee Debt Securities

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the United States. Investments in Yankee debt securities may involve many of the same risks of investing in foreign securities and debt securities.

Yield

The amount of income received by a Portfolio will vary, and there can be no guarantee that the Portfolio will achieve or maintain any particular level of yield. The yields received by a Portfolio on its investments will vary from day to day depending on various factors, including changes in short-term interest rates. A Portfolio’s yield will generally decline as interest rates decline. If interest rates increase, a Portfolio’s yield may not increase proportionately. During periods of very low short-term interest rates, a Portfolio’s expenses could exceed all or a portion of the Portfolio’s income, and the Portfolio may not be able to maintain a positive yield.

More About Investment Strategies and Risks

Zero Coupon and Payment-in-Kind Bonds

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. Certain Portfolios may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to a Portfolio on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Portfolio may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Portfolio’s assets and may thereby increase its expense ratio and decrease its rate of return.

In addition to the principal investments described above, the Portfolios may also invest or engage in, or be subject to risks associated with, the following:

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are generally subject to the risks of foreign securities.

Closed-End Funds

Certain Portfolios may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange (“Exchange”) or the NASDAQ Stock Market, Inc. ("NASDAQ"). Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio of securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to their purchase by a Portfolio. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Portfolio to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of directly owning the underlying securities. Since closed-end funds may trade on exchanges, a Portfolio may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Initial Public Offerings ("IPOs")

IPO share prices are frequently volatile due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may have a magnified impact on the performance of a Portfolio with a small asset base. The impact of the investments in IPO shares on a Portfolio's performance will likely decrease as the Portfolio's asset size increases, which could reduce the Portfolio's returns. IPOs may not be consistently available to a Fund for investing, particularly as the Portfolio's asset base grows. A Portfolio may hold IPO shares for a very short period of time, which may increase the Portfolio’s portfolio turnover and expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Large Investments by Shareholders

From time to time, the Portfolios may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Portfolio's performance if the Portfolio was required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Portfolio's transaction costs.

Lending of Portfolio Securities

The Portfolios may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. In determining whether to lend securities, the Manager or the Subadvisor of a

More About Investment Strategies and Risks

Portfolio or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that a Portfolio may lose money in the event that the borrower fails to return the securities to the Portfolio in a timely manner or at all. A Portfolio also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, a Portfolio could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to a Portfolio on a timely basis and the Portfolio may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Portfolio.

Operational and Cyber Security Risk

The Portfolios are exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of a Portfolio’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. Additionally, the Portfolios and their service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption, destruction or denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches may adversely impact the Portfolios and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting the Portfolio’s ability to calculate its NAV, causing the release of confidential shareholder or Portfolio information, impeding trading, causing reputational damage and subjecting a Portfolio to fines, penalties or financial losses. The Portfolios seek to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, certain Portfolios may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Portfolio is found in the relevant summary section for each Portfolio and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Portfolio with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Portfolio). These effects of high portfolio turnover may adversely affect the performance of a Portfolio.

Restricted Securities

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in restricted securities is that they may be difficult to sell.

Risk of Increase in Expenses

Your actual costs of investing in a Portfolio may be higher than the expenses shown in “Total Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Technology Stock Risk

Investments in technology companies may be subject to various risks, including risks relating to falling prices and profits, competition from new domestic and international market entrants, difficulty in obtaining financing and general economic conditions. In addition, the products of technology companies may face obsolescence associated with rapid technological developments and innovation, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. The profitability of technology companies, and a Portfolio’s investment in such companies, may be particularly vulnerable to changing market demand, research and development costs and availability and price of components and related commodities, which may be influenced or characterized by unpredictable factors. In addition, technology stocks historically have experienced unusually wide price swings, thus potentially causing a Portfolio’s performance to be more volatile than a fund not invested in technology companies.

Terrorism and Market Disruption Risk

Terrorist attacks and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.

Global political and economic instability could affect the operations of companies in which the Portfolios invest in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The operations of MLPs and companies in the natural resources and energy sectors are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions.

More About Investment Strategies and Risks

The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of impacted companies.

In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs. Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.

Other information about the Portfolios:

Index Provider for the Underlying Index

IndexIQ LLC is the index provider for the Underlying Index. IndexIQ LLC is in the business of developing and maintaining financial indexes, including the Underlying Index. IndexIQ LLC has entered into an index licensing agreement with IndexIQ Advisors LLC to allow IndexIQ Advisors LLC’s use of the Underlying Index for the operation of the MainStay VP IQ Hedge Multi-Strategy Portfolio. IndexIQ Advisors LLC pays licensing fees to IndexIQ LLC. IndexIQ Advisors LLC has entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Manager to allow the MainStay VP IQ Hedge Multi-Strategy Portfolio to utilize the Underlying Index. The MainStay VP IQ Hedge Multi-Strategy Portfolio pays no fees to the Manager, IndexIQ Advisors LLC or IndexIQ LLC under the Sub-Licensing Agreement.

Information Regarding Bloomberg Barclays U.S. Aggregate Bond Index

This index is an unmanaged index of approximately 10,000 U.S. Treasury, government-related, and investment grade corporate and securitized fixed income securities. The index primarily consists of: obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and publicly-traded or 144A corporate and securitized fixed-income securities that either have a rating of BBB or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service, Inc., or an equivalent rating from another nationally recognized statistical rating organization (“NRSRO”), or are expected to be rated at that level based on the actual ratings of the issuer’s other “index-eligible” fixed-income securities. Certain securities, such as floating-rate issues, bonds with equity-type features, private placements, inflation-linked bonds, and SEC Rule 144A securities without registration rights, among others, are excluded from the index. The index includes all “index-eligible” securities that meet minimum par amounts outstanding.

Information Regarding Standard & Poor's®

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. The MainStay VP MacKay S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES OF THE ASSET ALLOCATION PORTFOLIOS

Asset Allocation Risk

The Asset Allocation Portfolios utilize an asset allocation strategy in pursuit of their respective investment objectives. Thus, an Asset Allocation Portfolio’s investment performance depends upon the Manager’s allocation and reallocation of the Asset Allocation Portfolio’s assets among Underlying Portfolios/Funds with exposure to various asset classes, investments, advisers, strategies and/or investment styles. Although the Asset Allocation Portfolios’ asset allocation strategies are intended to limit each Asset Allocation Portfolio’s exposure to the risks of any one asset class, investment or style, New York Life Investments may favor one or more Underlying Portfolios/Funds that may not achieve their investment objective and/or may underperform other investments or assets or the securities markets as a whole, thereby causing the Asset Allocation Portfolio to underperform other funds with similar investment objectives and/or strategies. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Asset Allocation Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would likely perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other investments. Moreover, because each Asset Allocation Portfolio limits the amount of its assets that may be allocated to each asset class, an Asset Allocation Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. Subject to such limitations, New York Life Investments may adjust allocations to various Underlying Portfolios/Funds. Such adjustments may not produce the intended results and an Asset Allocation Portfolio may not achieve its investment objective, in whole or in part. In addition, the asset allocation determinations made by New York Life Investments may not be ideal for all investors and may not effectively increase returns or decrease risk for investors. Investing in an Underlying Portfolio/Fund will also expose the Asset Allocation Portfolio to a pro rata portion of the Underlying Portfolio's/Fund’s fees and expenses. In addition, one Underlying Portfolio/Fund may buy the same securities that another Underlying Portfolio/Fund sells. Therefore, the Asset Allocation Portfolio would indirectly bear the costs of these trades without accomplishing the investment purpose. For purposes of applicable regulatory limitations, exchange-traded funds advised by IndexIQ Advisors LLC are

More About Investment Strategies and Risks

considered to be in the same group of investment companies as the Portfolios because IndexIQ Advisors LLC and New York Life Investments are under common control.

Conflicts of Interest

Potential conflicts of interest situations could occur where New York Life Investments is subject to competing interests that have the potential to influence its investment decisions for an Asset Allocation Portfolio. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because, for example, the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the portfolio managers may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or the cash flow needs of certain Underlying Portfolios/Funds. For example, New York Life Investments may be influenced by its view of the best interests of Underlying Portfolios/Funds, such as a view that an Underlying Portfolio's/Fund may benefit from additional assets or could be harmed by redemptions. New York Life Investments and the portfolio managers have a fiduciary duty to each Asset Allocation Portfolio to act in that Asset Allocation Portfolio's best interests when selecting Underlying Portfolios/Funds. Under the oversight of the Board and pursuant to applicable policies and procedures, New York Life Investments will carefully analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts. An Asset Allocation Portfolio's or Underlying Portfolio's/Fund’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investments or the Asset Allocation Portfolio or applicable policies and procedures of New York Life Investments or the Underlying Portfolio/Fund. For example, if a portfolio manager comes into possession of material, non-public information about an affiliated Underlying Portfolio/Fund, the portfolio manager could potentially be restricted from transacting in the Underlying Portfolio's/Fund’s shares, which may adversely affect the Asset Allocation Portfolio.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES OF THE MAINSTAY VP CUSHING RENAISSANCE ADVANTAGE PORTFOLIO

The MainStay VP Cushing Renaissance Advantage Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies (collectively referred to with respect to the MainStay VP Cushing Renaissance Advantage Portfolio’s investment policies and strategies as “Energy Companies”), (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs (collectively, “Industrial Companies”) and, (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry (collectively, “Logistics Companies” and, together with Energy Companies and Industrial Companies, “Renaissance Companies”). The MainStay VP Cushing Renaissance Advantage Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Consistent with such intention, the MainStay VP Cushing Renaissance Advantage Portfolio will invest no more than 25% of its total assets in securities of MLPs that qualify as publicly traded partnerships, which are treated as partnerships under the Internal Revenue Code. The MainStay VP Cushing Renaissance Advantage Portfolio may invest in companies of any market capitalization size. The MainStay VP Cushing Renaissance Advantage Portfolio will, in normal circumstances, invest more than 25% of its assets (or concentrate its investments) in the industry or group of industries that constitute the energy sector.

Energy Companies. The MainStay VP Cushing Renaissance Advantage Portfolio will invest in equity and debt securities of energy supply chain and energy services companies, including companies that operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil or refined petroleum products. The energy supply chain companies in which the MainStay VP Cushing Renaissance Advantage Portfolio will invest will primarily include:

• Upstream Energy Companies – businesses engaged in energy exploration and production, including, among others, crude oil, natural gas and natural gas liquids (“NGLs”);

• Midstream Energy Companies – businesses engaged in the gathering, transportation, processing, fractionation, refining and storage of crude oil, natural gas and NGLs or refined petroleum products; and

• Downstream Energy Companies – businesses engaged in the marketing and distribution of refined energy products, such as petroleum, liquefied petroleum gas (“LPG”), fuel oils, lubricants, plastics and other chemicals, fertilizer and natural gas to retail customers and industrial end-users.

The MainStay VP Cushing Renaissance Advantage Portfolio may invest in equity securities of oil and gas services companies, including oil and gas services, which include oil and gas equipment or oil and gas drilling. The MainStay VP Cushing Renaissance Advantage Portfolio may also invest in extractive logistics companies engaged in the delivery and sale of petroleum products, such as diesel fuel and lubricating oil, antifreeze, methanol and other chemicals to customers engaged in drilling, exploration and production and mining activities.

More About Investment Strategies and Risks

Industrial Companies. The MainStay VP Cushing Renaissance Advantage Portfolio will invest in equity and debt securities of companies that the Subadvisor expects to benefit from growing energy production and lower energy and feedstock costs relative to global costs, including energy-intensive chemical, metal and industrial manufacturing companies and engineering and construction companies.

Transportation and Logistics Companies. The MainStay VP Cushing Renaissance Advantage Portfolio may also invest in transportation and logistics companies, such as railroad, barge, shipping and offshore services companies, which are engaged in the transportation of raw materials, feedstock and finished energy products, as well as companies that supply original equipment and services to U.S. industrial manufacturing and transportation companies.

Master Limited Partnerships. The MainStay VP Cushing Renaissance Advantage Portfolio may invest up to 25% of the value of its total assets in MLPs that are qualified publicly traded partnerships, as defined by the Internal Revenue Code.

The Subadvisor employs an investment process involving fundamental and quantitative analysis. The Subadvisor selects a core group of Renaissance Company investments utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio designed to take advantage of changing dynamics in the energy, industrial and manufacturing and transportation and logistics sectors. The Portfolio is actively managed and the quantitative analysis is dynamic in conjunction with the Subadvisor’s proprietary research process. The Subadvisor utilizes its financial and industry experience to identify the absolute and relative value Renaissance Company investments that, in the Subadvisor’s view, present the best opportunities. The results of the Subadvisor’s analysis and comprehensive investment process will influence the weightings of positions held by the Portfolio.

Small-Cap and Mid-Cap Companies. Certain of the Renaissance Companies in which the MainStay VP Cushing Renaissance Advantage Portfolio may invest may have small- or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). A company’s market capitalization is generally calculated by multiplying the number of a company’s shares outstanding by its stock price. The Subadvisor defines “small-cap companies” as those with a market capitalization generally less than $1 billion, and “mid-cap companies” as those with a market capitalization between $1 billion and $3 billion.

Debt Securities, Preferred Shares, Convertible Securities. The MainStay VP Cushing Renaissance Advantage Portfolio may invest up to 25% of its total assets in debt securities, preferred shares and convertible securities of Renaissance Companies, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s, (ii) B- by S&P or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another independent rating agency or (b) with respect to up to 10% of its total assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment (i.e., rated lower than B3 by Moody’s and B- by S&P). All of the MainStay VP Cushing Renaissance Advantage Portfolio’s investments in debt securities, preferred shares and convertible securities may consist of securities rated below investment grade (such as those rated Ba or lower by Moody’s and BB or lower by S&P), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. If independent rating agencies assign different ratings for the same security, the MainStay VP Cushing Renaissance Advantage Portfolio will use the higher rating for purposes of determining the credit quality. The MainStay VP Cushing Renaissance Advantage Portfolio may invest in debt securities of any maturity or duration. The credit quality policies noted above apply only at the time a security is purchased, and the MainStay VP Cushing Renaissance Advantage Portfolio is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Subadvisor may consider such factors as the Subadvisor’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Rating agencies are private services that provide ratings of the credit quality of debt obligations. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings; and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES OF THE MAINSTAY VP IQ MULTI-STRATEGY PORTFOLIO

The Index Provider, an affiliate of the Manager and the Subadvisor, employs a systematic, rules-based process for constructing the Underlying Index, which seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed income arbitrage; and emerging markets. The Index Provider has the right to make adjustments to the methodology of the Underlying Index.

The construction process for the Underlying Index is comprised of the following three individual steps: (i) determine index constituents; (ii) sub-index replication of six individual hedge fund style indexes; and (iii) strategy allocation (i.e., the allocation between and among the six individual hedge fund style indexes).

More About Investment Strategies and Risks

Components that are eligible for inclusion in the Underlying Index include domestic ETFs and ETVs (other than leveraged or inverse ETFs or ETVs) that have at least $50 million in assets under management as of the Underlying Index’s most recent reconstitution date and are traded on one of the major U.S. exchanges — New York Stock Exchange, the NYSE Arca, the NYSE Alternext US (formerly known as the American Stock Exchange, LLC), and the NASDAQ.

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, the Index Provider conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to the Index Provider’s rules-based process. In contrast to market-capitalization weighted indexes or other indexes that weight components based on one or a few specified factors, the Index Provider both selects and weights Underlying Index Components using a quantitative process. In contrast to market-capitalization weighted indexes or other indexes that weight components based on one or a few specified factors, the Index Provider both selects and weights Underlying Index Components using a rules-based quantitative process.

As Portfolio cash flows permit, the Subadvisor may use cash flows to adjust the weights of the MainStay VP IQ Multi-Strategy Portfolio’s underlying investments in an effort to minimize any differences in weights between the MainStay VP IQ Multi-Strategy Portfolio and the Underlying Index.

The Fund and its Management

WHO RUNS THE PORTFOLIOS' DAY-TO-DAY BUSINESS?

The Board of Trustees (“Board”) of MainStay VP Funds Trust (the "Fund") oversees the actions of the Manager, the Subadvisors and NYLIFE Distributors LLC (“NYLIFE Distributors”), the Fund’s principal underwriter, and decides on general policies governing the operations of the Portfolios. The Board also oversees the Portfolios' officers, who conduct and supervise the daily business of the Portfolios.

New York Life Investment Management LLC ("New York Life Investments" or "Manager") is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2018, New York Life Investments and its affiliates managed approximately $550.8 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Portfolios and subject to the oversight of the Board, the Manager provides various advisory services to the Portfolios. The Manager is responsible for, among other things, managing all aspects of the advisory operations of each Portfolio and the composition of the investment portfolio of each Portfolio. The Manager has delegated certain advisory duties with regard to certain Portfolios (including management of all or a portion of a Portfolio’s assets) to the Subadvisors. The Manager supervises the services provided by the Subadvisors by performing due diligence, evaluating the performance of the Subadvisors and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisors.

The Manager is responsible for providing (or procuring) certain administrative services, such as furnishing the Portfolios with office facilities and ordinary clerical, bookkeeping and recordkeeping services. In addition, the Manager is responsible for maintaining certain financial, accounting and other records for the Portfolios and providing various compliance services.

The Manager pays the Portfolios' Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Portfolios), the salaries and expenses of all personnel affiliated with the Portfolios, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisors. Pursuant to a management agreement with the Fund on behalf of each Portfolio, the Manager is entitled to receive fees from each Portfolio, accrued daily and payable monthly.

No management fees are paid to New York Life Investments on behalf of the Asset Allocation Portfolios, in accordance with the management agreement in return for the advisory and asset allocation services provided. The Asset Allocation Portfolios do, however, indirectly pay their proportionate share of the management fees paid to the Manager by the Underlying Portfolios/Funds in which the Asset Allocation Portfolios invest.

For the fiscal year ended December 31, 2018, each Portfolio paid the Manager an effective management fee, exclusive of any applicable waivers / reimbursements, for services performed as a percentage of the average daily net assets of the Portfolio as follows:

Effective Rate Paid for the Year Ended December 31, 2018
MainStay VP Balanced Portfolio	0.70%
MainStay VP Bond Portfolio	0.49%
MainStay VP Cushing Renaissance Advantage Portfolio	1.15%
MainStay VP Eagle Small Cap Growth Portfolio	0.81%
MainStay VP Emerging Markets Equity Portfolio	1.02%
MainStay VP Epoch U.S. Equity Yield Portfolio	0.69%
MainStay VP Fidelity Institutional AM® Utilities Portfolio	0.72%
MainStay VP Floating Rate Portfolio	0.60%
MainStay VP Income Builder Portfolio	0.57%
MainStay VP Indexed Bond Portfolio	0.25%
MainStay VP IQ Hedge Multi-Strategy Portfolio	1.45%
MainStay VP Janus Henderson Balanced Portfolio	0.55%
MainStay VP Large Cap Growth Portfolio	0.74%
MainStay VP MacKay Common Stock Portfolio	0.54%

The Fund and its Management

MainStay VP MacKay Convertible Portfolio	0.58%
MainStay VP MacKay Government Portfolio	0.50%
MainStay VP MacKay Growth Portfolio	0.69%
MainStay VP MacKay High Yield Corporate Bond Portfolio	0.56%
MainStay VP MacKay International Equity Portfolio	0.89%
MainStay VP MacKay Mid Cap Core Portfolio	0.85%
MainStay VP MacKay S&P 500 Index Portfolio	0.16%
MainStay VP MacKay Small Cap Core Portfolio	0.85%
MainStay VP MacKay Unconstrained Bond Portfolio	0.56%
MainStay VP Mellon Natural Resources Portfolio	0.88%
MainStay VP PIMCO Real Return Portfolio	0.50%
MainStay VP T. Rowe Price Equity Income Portfolio	0.74%
MainStay VP U.S. Government Money Market Portfolio	0.40%

For information regarding the basis for the Board's approval of the management and subadvisory agreements for each Portfolio, please refer to the applicable Portfolio’s Annual Report for the period ended December 31, 2018.

The Manager is not responsible for records maintained by the Portfolios' Subadvisors or custodian except to the extent expressly provided in the management agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, provides sub-administration and sub-accounting services for the Portfolios. These services include, among other things, calculating the daily NAVs of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

New York Life Investments makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and amount to payments from New York Life Investments' own resources that are not expected to exceed 0.35% (exclusive of 12b-1 fees) of the value of the Portfolio's assets. Payments from New York Life Investments' own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption. These payments do not increase Portfolio expenses and are not reflected in the Portfolios’ fees and expenses.

Service Class and Service 2 Class shares for the Portfolios are subject to a Distribution and Service Plan (the "12b-1 Plan") pursuant to which the Portfolios pay NYLIFE Distributors for services rendered under the 12b-1 Plan, a distribution or service fee at the annualized rate of 0.25% of the average daily net assets of the Portfolios' Service Class and Service 2 Class shares (the "12b-1 Fee"). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios. Because the 12b-1 Fee is an on-going fee charged against the assets of a Portfolio, over time the payment of such fees will increase the cost of an investment in these classes of shares of a Portfolio.

MainStay VP MacKay Convertible Portfolio also offers Service 2 Class shares and has adopted a Shareholder Services Plan with respect to that share class. Under the terms of the Shareholder Services Plan, Service 2 Class shares are authorized to pay to New York Life Investments, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Service 2 Class shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Service 2 Class shares of MainStay VP MacKay Convertible Portfolio. Pursuant to the Shareholder Services Plan, the Service 2 Class shares may pay for shareholder services or account maintenance services, including recordkeeping, disbursing redemption proceeds and dividends and distributions, preparing and transmitting account statements, supporting and responding to service inquiries, maintaining and preserving required records, generating written confirmations, distributing prospectuses, shareholder reports and other required materials, and transmitting purchase and redemption orders on behalf of contract owners. Because these service fees are ongoing and charged against the assets of the Portfolio, over time the payment of such fees will increase the cost of an investment in MainStay VP MacKay Convertible Portfolio Service 2 Class shares. These shareholder services are in addition to those services that may be provided under the 12b-1 Plan for Service 2 Class shares.

In addition to the Total Annual Portfolio Operating Expenses that a Portfolio bears directly, a Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios/Funds in which the Portfolio invests. Where applicable, the tables entitled "Fees and Expenses of the Portfolio" reflect a Portfolio's estimated indirect expense from investing in Underlying Portfolios/Funds based on the allocation of the

The Fund and its Management

Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's most recent fiscal year. This expense may be higher or lower over time depending on the actual investments of the Portfolio's assets in the Underlying Portfolios/Funds and the actual expenses of the Underlying Portfolios/Funds.

NYLIFE Securities LLC ("NYLIFE Securities") and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by New York Life Investments, not the Fund) based on the proportion of initial premiums paid for the variable annuity products that are allocated to the Portfolios.

Payments from a Portfolio and/or its related companies to NYLIAC and other participating insurance companies for the sale of Portfolio shares and related services may create a conflict of interest for NYLIAC and other participating insurance companies because such insurance companies may benefit from offering the Portfolio over other portfolios as an underlying investment option. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for more information.

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Voluntary

New York Life Investments may voluntarily waive fees or reimburse expenses of the MainStay VP U.S. Government Money Market Portfolio to the extent it deems appropriate to enhance this Portfolio's yield during periods when expenses may have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time.

With respect to the MainStay VP Large Cap Growth Portfolio, New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver is voluntary and may be discontinued by the Manager at any time.

Contractual

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.375% (Initial Class) and 0.625% (Service Class) of average daily net assets of the MainStay VP Indexed Bond Portfolio.

In addition, New York Life Investments has contractually agreed to waive a portion of its management fee for the MainStay VP Large Cap Growth Portfolio so that the management fee does not exceed 0.550% on assets from $11 billion to $13 billion; and 0.525% on assets over $13 billion.

These agreements expire on May 1, 2020, and may only be amended or terminated prior to that date by action of the Board.

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Portfolios and is responsible for the day-to-day management of the Asset Allocation Portfolios, the overall asset allocation of the MainStay VP Balanced Portfolio, and contributes to the asset allocation decisions of the MainStay VP Income Builder Portfolio.

Operation as a Manager of Managers

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the MainStay Group of Funds, including the Portfolios that are covered by this Prospectus, have obtained an exemptive order (the “Order”) from the SEC permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreement with unaffiliated

The Fund and its Management

subadvisors and subadvisors that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). This authority is subject to certain conditions, including that each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. The Order supersedes a prior SEC exemptive order, which applied only to hiring, or modifying existing or future subadvisory agreements with unaffiliated subadvisors.

Certain Portfolios, including those listed in the table below, have approved operating under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, and may rely on the Order as it relates to both Wholly-Owned Subadvisors and unaffiliated subadvisors, while other Portfolios may rely on the Order only as it relates to unaffiliated subadvisors. Certain other Portfolios may not rely on any aspect of the Order without obtaining shareholder approval.

Portfolio	May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors	May Rely on Order Only for Unaffiliated Subadvisors*	Currently May Not Rely on Order**
MainStay VP Balanced Portfolio		X
MainStay VP Bond Portfolio		X
MainStay VP Conservative Allocation Portfolio		X
MainStay VP Cushing® Renaissance Advantage Portfolio	X
MainStay VP Eagle Small Cap Growth Portfolio	X
MainStay VP Emerging Markets Equity Portfolio	X
MainStay VP Epoch U.S. Equity Yield Portfolio		X
MainStay VP Fidelity Institutional AM® Utilities Portfolio	X
MainStay VP Floating Rate Portfolio		X
MainStay VP Growth Allocation Portfolio		X
MainStay VP Income Builder Portfolio		X
MainStay VP Indexed Bond Portfolio	X
MainStay VP IQ Hedge Multi-Strategy Portfolio	X
MainStay VP Janus Henderson Balanced Portfolio	X
MainStay VP Large Cap Growth Portfolio		X
MainStay VP MacKay Common Stock Portfolio		X
MainStay VP MacKay Convertible Portfolio		X
MainStay VP MacKay Government Portfolio		X
MainStay VP MacKay Growth Portfolio	X
MainStay VP MacKay High Yield Corporate Bond Portfolio		X
MainStay VP MacKay International Equity Portfolio		X
MainStay VP MacKay Mid Cap Core Portfolio		X
MainStay VP MacKay S&P 500 Index Portfolio		X
MainStay VP MacKay Small Cap Core Portfolio			X
MainStay VP MacKay Unconstrained Bond Portfolio		X
MainStay VP Mellon Natural Resources Portfolio	X
MainStay VP Moderate Allocation Portfolio		X
MainStay VP Moderate Growth Allocation Portfolio		X
MainStay VP PIMCO Real Return Portfolio	X
MainStay VP T. Rowe Price Equity Income Portfolio	X
MainStay VP U.S. Government Money Market Portfolio		X

Under the supervision of the Manager, the Subadvisors listed below are responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Portfolios they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not by the Portfolios. See the SAI for a breakdown of fees.

Each Subadvisor is employed by New York Life Investments, subject to approval by the Board, and, where required, the shareholders of the Portfolio. New York Life Investments recommends Subadvisors to the Board based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Board and New York Life Investments, these parties do not evaluate the investment merits of specific securities transactions.

The Fund and its Management

Candriam Belgium S.A. (“Candriam Belgium”) is located at Avenue des Arts 58, 1000 Brussels, Belgium. Candriam Belgium is a part of Candriam Investors Group, a leading pan-European multi-specialist asset manager with a 20-year track record and a team of approximately 500 experienced professionals. As of December 31, 2018, Candriam Belgium had $97.01 billion in assets under supervision, which included $95.7 billion of regulatory assets under management. The remainder consisted of other non-discretionary advisory or related services. Candriam Belgium is a subadvisor to a portion of the MainStay VP Emerging Markets Equity Portfolio.

Cushing® Asset Management, LP ("Cushing") is located at 300 Crescent Court, Suite 1700, Dallas, Texas 75201. Cushing is a wholly-owned investment advisory subsidiary of Swank Capital. Cushing was founded in 2003 and serves as investment adviser to registered and unregistered funds which invest primarily in securities of MLPs and other energy and energy-related companies. As of December 31, 2018, Cushing managed approximately $2.7 billion in assets. Cushing is the subadvisor to the MainStay VP Cushing Renaissance Advantage Portfolio.

Eagle Asset Management, Inc. ("Eagle") is located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Founded in 1976, Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2018, Eagle had approximately $22.9 billion of assets under management. Eagle is the subadvisor to the MainStay VP Eagle Small Cap Growth Portfolio.

Epoch Investment Partners, Inc. ("Epoch") is located at 399 Park Avenue, New York, New York 10022. Epoch is an indirect, wholly-owned subsidiary of The Toronto Dominion Bank. As of December 31, 2018, Epoch managed approximately $35.5 billion in assets. Epoch is the subadvisor to the MainStay VP Epoch U.S. Equity Yield Portfolio and the equity portion of the MainStay VP Income Builder Portfolio.

FIAM LLC (“FIAM”) is located at 900 Salem Street, Smithfield, Rhode Island 02917. FIAM managed approximately $160.9 billion in assets worldwide as of December 31, 2018. FIAM is an indirectly held subsidiary of FMR LLC and is the Subadvisor to the MainStay VP Fidelity Institutional AM® Utilities Portfolio.

Janus Capital Management LLC (“Janus Capital”) is located at 151 Detroit Street, Denver, Colorado 80206-4805. The firm is a wholly owned subsidiary of Janus Henderson Group plc, doing business as Janus Henderson Investors (“Janus Henderson”). Janus Henderson is an international financial services organization located at 201 Bishopsgate, London EC2M 3AE, UK. As of December 31, 2018, Janus Henderson managed approximately $328.5 billion in assets. Janus Capital is the subadvisor to the MainStay VP Janus Henderson Balanced Portfolio.

MacKay Shields LLC ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. As of December 31, 2018, MacKay Shields managed approximately $107.16 billion in assets. Effective January 1, 2018, the portfolio managers and staff from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. MacKay Shields is the subadvisor to the MainStay VP MacKay Common Stock Portfolio, MainStay VP MacKay Convertible Portfolio, MainStay VP MacKay Growth Portfolio, MainStay VP MacKay Government Portfolio, MainStay VP MacKay High Yield Corporate Bond Portfolio, MainStay VP MacKay International Equity Portfolio, MainStay VP MacKay Mid Cap Core Portfolio, MainStay VP MacKay S&P 500 Index Portfolio, MainStay VP MacKay Small Cap Core Portfolio, MainStay VP MacKay Unconstrained Bond Portfolio, the equity portion of the MainStay VP Balanced Portfolio, a portion of the MainStay VP Emerging Markets Equity Portfolio. MacKay Shields serves as subadvisor for the MainStay VP Income Builder Portfolio’s fixed-income investments and is Committee chair for the overall asset allocation decisions for the Portfolio.

Mellon Investments Corporation (“Mellon”) is located at BNY Mellon Center, One Boston Place, Boston, MA 02108. Mellon is a specialist multi-asset investment manager formed by the combination of certain Bank of New York Mellon affiliated investment management firms, effective January 31, 2018. As of December 31, 2018, Mellon managed approximately $498 billion in assets. Mellon is the Subadvisor to the MainStay VP Mellon Natural Resources Portfolio.

NYL Investors LLC ("NYL Investors") is located at 51 Madison Avenue, New York, New York 10010. The firm was established in 2014 as an independent investment adviser and previously operated as an investment division of New York Life Investments. NYL Investors is a wholly-owned subsidiary of New York Life. As of December 31, 2018, NYL Investors managed approximately $248.4 billion in assets. NYL Investors is the subadvisor to the MainStay VP Balanced Portfolio, MainStay VP Bond Portfolio, MainStay VP Floating Rate Portfolio, MainStay VP Indexed Bond Portfolio and MainStay VP U.S. Government Money Market Portfolio.

Pacific Investment Management Company LLC ("PIMCO") is located at 650 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by Allianz Asset Management U.S. Holding II LLC. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE. PIMCO manages $1.66 trillion in assets, including $1.28 trillion in third-party client assets as of December 31, 2018. PIMCO is the subadvisor to the MainStay VP PIMCO Real Return Portfolio.

The Fund and its Management

T. Rowe Price Associates, Inc. ("T. Rowe") is located at 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2018, T. Rowe and its affiliates managed approximately $962.3 billion for more than 10 million individual and institutional investor accounts. T. Rowe is the subadvisor to the MainStay VP T. Rowe Price Equity Income Portfolio.

Winslow Capital Management, LLC ("Winslow Capital") is located at 4400 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow Capital has been an investment adviser since 1992, and is a wholly-owned subsidiary of Nuveen, LLC (“Nuveen”). As of October 1, 2014, Nuveen is an indirect subsidiary of TIAA. As of December 31, 2018, Winslow Capital managed approximately $18.5 billion in assets. Winslow Capital is the subadvisor to the MainStay VP Large Cap Growth Portfolio.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers. Additional information regarding the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Portfolios is available in the SAI.

Lee Baker

Mr. Baker has managed the MainStay VP MacKay S&P 500 Index Portfolio since 2008. He is a Director at MacKay Shields and has been with the firm or its predecessors since 2005. Mr. Baker is responsible for enhancing the algorithmic trading process for the portfolio management teams. Mr. Baker received his BA in Economics from Occidental College. He has been in the investment management industry since 1998.

Greg Barrato

Mr. Barrato has managed the MainStay VP IQ Hedge Multi-Strategy Portfolio since inception. Mr. Barrato joined IndexIQ Advisors LLC as a Vice President in November 2010 and has been a Senior Vice President of the IndexIQ Advisors LLC since August 2013. Prior to joining IndexIQ Advisors LLC, Mr. Barrato served as Head Global Equity Trader and Trader at Lucerne Capital Management, LLC from 2008 to 2010 and as Assistant Trader and Operations Manager at ReachCapital Management, LP from 2004 to 2008. Mr. Barrato is a 2002 graduate of the University of Connecticut.

Bert L. Boksen

Mr. Boksen has managed the Mainstay VP Eagle Small Cap Growth Portfolio since 2012. Mr. Boksen has been a Managing Director and Portfolio Manager of Eagle since 1995. Mr. Boksen received his BA from City College of New York and his MBA from St. John’s University.

Jan Boudewijns

Mr. Boudewijns has managed MainStay VP Emerging Markets Equity Portfolio since 2015. He has served as Head of Emerging Markets Equity Management for Candriam Investors Group since 2003. Mr. Boudewijns joined Candriam (formerly Bank BACOB) in 1984 and became Fund Manager in 1988 and Senior Fund Manager in 1990. He has experience in Emerging Markets since 1994 and 35 years of investment experience. Mr. Boudewijns graduated with an Agricultural Engineering degree from Katholieke Universiteit Leuven, Belgium.

Jeremiah Buckley, CFA

Mr. Buckley has managed the MainStay VP Janus Henderson Balanced Portfolio since 2015. He is a Vice President and Portfolio Manager of Janus Capital. Mr. Buckley joined Janus Capital in 1998 as a research analyst. He holds a Bachelor’s degree in Economics from Dartmouth College. He also holds the Chartered Financial Analyst® (“CFA® “) designation.

Patrick M. Burton, CFA

Mr. Burton is a Senior Managing Director and portfolio manager/equity analyst of Winslow Capital and has been with the firm since 2010. Mr. Burton has been part of the investment management team for the MainStay VP Large Cap Growth Portfolio since 2013. Prior to joining Winslow Capital, Mr. Burton was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010. Prior to that, Mr. Burton was a Managing Director with Citigroup Investments from 1999 to 2009. Mr. Burton received his BS with distinction in Finance from the University of Minnesota. He is also a CFA® charterholder.

The Fund and its Management

Mark A. Campellone

Mr. Campellone has managed the MainStay VP Floating Rate Portfolio since 2012. He is a Managing Director in Fixed Income Investors within NYL Investors and currently serves as Head of Floating Rate Loan Trading in the High Yield Credit Group. Mr. Campellone joined New York Life Investments in 2003 (NYL Investors’ predecessor). He is responsible for the management of non-investment-grade assets including floating rate loans and high-yield bonds and is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and collateralized loan obligation funds (“CLOs”). Mr. Campellone received a BA from Muhlenberg College and an MBA from Rutgers Business School.

Joseph Cantwell

Mr. Cantwell has managed the MainStay VP MacKay Unconstrained Bond Portfolio since 2018. Mr. Cantwell joined MacKay Shields in August 2013 as a Director within the Global Fixed Income Team. Prior to joining MacKay, he worked at Goldman Sachs Asset Management for three years as a High Yield Analyst and also had portfolio management responsibilities for the corporate allocation of the Strategic Income strategy. From 2007 to 2010, he worked as a Research Analyst for Silvermine Capital where his primary focus was bank loans. Earlier in his career, he worked at Morgan Stanley as a Credit Analyst. Mr. Cantwell received a BA in Spanish from Georgetown University and his MBA from Columbia Business School. He has been in the financial services industry since 2002.

Stephen R. Cianci, CFA

Mr. Cianci is a Senior Managing Director and Senior Portfolio Manager for the Global Fixed Income team of MacKay Shields LLC. He has managed the MainStay VP Income Builder Portfolio, MainStay VP MacKay Government Portfolio and MainStay VP MacKay Unconstrained Bond Portfolio since 2018. Prior to joining MacKay Shields in 2018, Mr. Cianci was with Aberdeen Asset Management Inc. (“Aberdeen”) for seven years where his responsibilities included Head of US Core Plus and Opportunistic fixed income on the North American Fixed Income team. Before joining Aberdeen, Mr. Cianci worked as Co-Head of Core and Core Plus fixed income strategies, lead portfolio manager for Short Duration products and the Head of Structured Products at Logan Circle Partners. Previously, Mr. Cianci held similar roles as a Senior Vice President and Senior Portfolio Manager at Delaware Investments. He is an adjunct professor of finance and a member of the Business Advisory Council at Widener University.

Robert H. Dial

Mr. Dial has served as a portfolio manager for the MainStay VP Floating Rate Portfolio since its inception in 2005. Mr. Dial is a Managing Director in Fixed Income Investors within NYL Investors and Head of the High Yield Credit Group. In this capacity, he oversees and manages more than $14 billion of investments in mutual funds, institutional accounts and CLOs. He joined New York Life Investments in 2001 (NYL Investors’ predecessor). Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

Carlos Garcia-Tunon, CFA

Mr. Garcia-Tunon is a Senior Managing Director at MacKay Shields LLC and Head of the Fundamental Equity Team, as well as the team’s Lead Portfolio Manager. He has been a portfolio manager for the MainStay VP MacKay International Equity Portfolio since 2013. Prior to 2011, Mr. Garcia-Tunon was a Vice President and Portfolio Manager at Morgan Stanley Investment Management, focusing on international and global equities. He received his MBA from the Wharton School of the University of Pennsylvania, where he was a Robert Toigo Foundation fellow, and obtained his BS in finance from Georgetown University. He has been in the investment management industry since 1999. He is a CFA® charterholder.

The Fund and its Management

James Harrison

Mr. Harrison has managed the MainStay VP IQ Hedge Multi-Strategy Portfolio since inception. Mr. Harrison has been a member of the portfolio management team of IndexIQ Advisors LLC since 2015 and has been a Vice President of IndexIQ Advisors LLC since June 2018. Prior to joining IndexIQ Advisors LLC, Mr. Harrison served as trading assistant, operations specialist and sales assistant at Cuttone & Company from 2010 to 2015. Mr. Harrison is a graduate of St. Lawrence University.

OK.Y
Matt Jacob

Mr. Jacob has managed the MainStay VP MacKay Unconstrained Bond Portfolio since February 2018. Mr. Jacob joined the firm as a Portfolio Analyst for the Global Fixed Income team in 2011. Prior to joining MacKay, he worked at KDI Capital Partners where as an Equity Sector Leader/Analyst he led the firm’s fundamental research efforts in the core consumer sector. Prior to KDI, Mr. Jacob worked at Buckingham Research Group and Johnson Rice & Company, LLC, where he gained extensive experience in equity sales and research. He received his MBA with a concentration in Finance from Tulane University, Freeman School of Business in 2006 and a BS in Finance with a specialization in Internal Audit from Louisiana State University in 2001. He has been in the investment research industry since 2002.

Justin H. Kelly, CFA

Mr. Kelly is the Chief Executive Officer, Chief Investment Officer, and a portfolio manager of Winslow Capital, and has been with the firm since 1999. Mr. Kelly has been part of the investment management team for the MainStay VP Large Cap Growth Portfolio since 2005. Mr. Kelly graduated summa cum laude from Babson College in 1993 with a BS in Finance/Investments. He is also a CFA® charterholder.

Migene Kim, CFA

Ms. Kim is a Managing Director at MacKay Shields LLC and has been with the firm or its predecessors since 2005. Ms. Kim has been a part of the portfolio management team for the MainStay VP MacKay Common Stock Portfolio since 2007, MainStay VP MacKay Mid Cap Core Portfolio since 2008, MainStay VP Balanced Portfolio since 2014, and MainStay VP MacKay Small Cap Core and MainStay VP MacKay Growth Portfolios since 2016. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She has been in the investment management industry since 1993. Ms. Kim is also a CFA® charterholder.

Poul Kristensen, CFA

Mr. Kristensen has managed the MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2013. He joined New York Life Investments in 2011 as a Director in the Strategic Asset Allocation & Solutions Group. He is currently a Managing Director and focuses on global macroeconomic trends and investment strategy. Prior to joining New York Life Investments, he worked as senior investment strategist for Danske Bank where he advised major pension funds on asset allocation. Mr. Kristensen holds a Master's degree in economics from Aarhus University in Denmark, is a CFA® charterholder and is also certified in quantitative finance (CQF designation).

Saket Kumar

Mr. Kumar has managed the MainStay VP Cushing Renaissance Advantage Portfolio since 2015. Mr. Kumar originally joined Cushing in 2008 as a Senior Research Analyst and rejoined the firm in 2012 after a one-year research analyst position with Citadel Investment Group. Mr. Kumar received an MBA in finance and accounting from Southern Methodist University and a BS in marine engineering from Marine Engineering and Research Institute in India.

The Fund and its Management

Matthew A. Lemme, CFA

Mr. Lemme has managed the MainStay VP Cushing Renaissance Advantage Portfolio since 2015. Mr. Lemme joined Cushing in 2012. Previously, Mr. Lemme worked at Highland Capital Management for almost six years, most recently as a Managing Director. At Highland, he managed both credit and equity portfolios focused in the energy and materials sectors. Mr. Lemme has prior experience as an investment banker, a research analyst covering natural resources companies and as a consultant providing advice to utility companies. He received an MBA from the McCombs School of Business, University of Texas at Austin and a Bachelor of Science in Management from Villanova University. Mr. Lemme is also a CFA® charterholder.

John D. Linehan, CFA

Mr. Linehan has managed the MainStay VP T. Rowe Price Equity Income Portfolio since 2015 and is chairman of its Investment Advisory Committee. He is chief investment officer of Equity and a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. From February 2009 to June 2014, Mr. Linehan was head of U.S. Equity and chairman of the U.S. Equity Steering Committee. He is a member of the firm's U.S. Equity Steering, Equity Brokerage and Trading Control, and Counterparty Risk Committees. He earned a B.A. from Amherst College and an M.B.A. from Stanford University, where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance. Mr. Linehan is a CFA® charterholder.

Eric Mintz

Mr. Mintz has managed the Mainstay VP Eagle Small Cap Growth Portfolio since 2012. Mr. Mintz previously served as a Senior Research Analyst for Eagle and is currently an Assistant Portfolio Manager. Mr. Mintz received his BS in economics from Washington and Lee University and his MBA from the University of Southern California.

Neil Moriarty, III

Mr. Moriarty is a Senior Managing Director and Senior Portfolio Manager for the Global Fixed Income Team of MacKay Shields LLC. He has managed the MainStay Income Builder Fund, MainStay MacKay Total Return Bond Fund and MainStay MacKay Unconstrained Bond Fund since 2018. Prior to joining MacKay Shields in 2018, Mr. Moriarty was with Aberdeen via the 2005 acquisition of Deutsche Asset Management’s London and Philadelphia Fixed income businesses. While at Aberdeen, his responsibilities included Head of US Core, Structured Products and Co-Head of US Core Short Duration. Mr. Moriarty joined Deutsche in 2002 from Swarthmore/Cypress Capital Management where he worked in fixed income portfolio management. Previously, Mr. Moriarty worked for Chase Securities in fixed income trading and research. Prior to that, Mr. Moriarty worked for Paine Webber in fixed income trading and research. Mr. Moriarty has been working in the investment industry since 1987.

Ian Murdoch, CFA

Mr. Murdoch is a Director at MacKay Shields LLC and has been a portfolio manager for the MainStay VP MacKay International Equity Portfolio since 2017. Mr. Murdoch has been with the firm, including predecessor entities, since 2009. He received his BA from Columbia University. He has been in the investment management industry since 2000. He is a CFA® charterholder.

Francis J. Ok

Mr. Ok has managed the MainStay VP MacKay S&P 500 Index Portfolio since 2004. Mr. Ok is a Managing Director at MacKay Shields LLC and has been with the firm or its predecessors since 1994. Mr. Ok is also responsible for managing and running the equity trading desk. Mr. Ok holds a BS in Economics from Northeastern University.

The Fund and its Management

Mona Patni

Ms. Patni has been the portfolio manager of the MainStay VP MacKay Common Stock and MainStay VP MacKay Mid Cap Core Portfolios since 2014, MainStay VP MacKay Small Cap Core Portfolio since 2017 and MainStay VP MacKay Growth Portfolio since 2018. She is a Director and Portfolio Manager for MacKay Shields LLC and has been with the firm or its predecessors since 2001. Ms. Patni earned her MBA from NYU Stern School of Business. She also earned her undergraduate degree in Computer Science Engineering from the University of Bombay. She has been in the investment management industry since 2001.

E. Marc Pinto, CFA

Mr. Pinto has managed the MainStay VP Janus Henderson Balanced Portfolio since 2012. He is a Vice President and Portfolio Manager of Janus Capital. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He is also a CFA® charterholder.

William W. Priest, CFA

Mr. Priest has managed the equity portion of the MainStay VP Income Builder Portfolio since 2009 and the MainStay Epoch U.S. Equity Yield Portfolio since 2017. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager. Mr. Priest is a graduate of Duke University and the University of Pennsylvania's Wharton School of Business. He is also a CFA® charterholder.

OK.Y
Steven H. Rich

Mr. Rich has managed the MainStay VP MacKay Government Portfolio since 2012. He joined MacKay Shields in 1995 and is currently a Managing Director and Head of Structured Products. He received a BS from Hofstra University, an MS from The Wharton School of Business at the University of Pennsylvania and an MSE from the University of Pennsylvania. He also earned a PhD from Columbia University and an MBA from Rider University. Mr. Rich has been in the investment management industry since 1993.

OK.Y
Dan Roberts

Mr. Roberts has managed the fixed-income investments for the MainStay VP Income Builder Portfolio since 2009, and became a portfolio manager for the MainStay VP MacKay Government Portfolio and MainStay VP MacKay Unconstrained Bond Portfolio in 2011. He has also managed a portion of the MainStay VP Absolute Return Multi-Strategy Portfolio’s assets since 2016. Mr. Roberts is an Executive Managing Director who joined MacKay Shields in 2004 when the firm acquired the fixed-income active core division of Pareto Partners. Mr. Roberts holds a BBA and a PhD from the University of Iowa.

Stephen A. Rodosky

Mr. Rodosky is a Managing Director with PIMCO and has managed the MainStay VP PIMCO Real Return since January 2019. He is a portfolio manager for real return and U.S. long duration strategies based in the Newport Beach office. He serves as head of talent management for portfolio management in the U.S. and previously led the firm's U.S. rates team. Prior to joining PIMCO in 2001, Mr. Rodosky was vice president of institutional sales with Merrill Lynch. He has 24 years of investment experience and holds a master's degree in financial markets from Illinois Institute of Technology. He received an undergraduate degree from Villanova University.

Lawrence Rosenberg, CFA

Mr. Rosenberg is a Director at MacKay Shields LLC and has been a portfolio manager for the MainStay VP MacKay International Equity Portfolio since 2017. Mr. Rosenberg has been with the firm, including predecessor entities, since 2008. He received a BS in Electrical Engineering from The Johns Hopkins University and obtained a Bachelor in Music from The Peabody Conservatory of Music. He has been in the investment management industry since 1998 and is a CFA® charterholder.

OK.Y

The Fund and its Management

AJ Rzad, CFA

Mr. Rzad has managed the MainStay VP Balanced, MainStay VP Bond, and MainStay VP Indexed Bond Portfolios since 2018. He is a Senior Managing Director and Head of Fixed Income Investors, within NYL Investors. Mr. Rzad has 27 years of investment management and financial services experience. Mr. Rzad joined New York Life in 2000 and previously served as Head of the Investment Grade Credit team where he oversaw all investment activity related to the public investment grade asset class. Mr. Rzad received a BS and an MBA from Cornell University and is a CFA® charterholder.

Mohamed Lamine Saidi

Mr. Saidi has managed the MainStay VP Emerging Markets Equity Portfolio since 2015. He has served as Senior Fund Manager in charge of Emerging Latin America for Candriam Investors Group since 2005. Mr. Saidi has over 11 years of Emerging Markets experience. He was previously with Fortis Investment and Swisscorp Financial Advisory. Mr. Saidi graduated with an undergraduate degree in Banking and Financial Econometrics and a Masters degree in Finance from University of Aix-en-Provence in France.

Mayur Saigal

Mr. Saigal has managed the MainStay VP Janus Henderson Balanced Portfolio since 2015. He is a Vice President, the Head of Fundamental Fixed Income Risk, and a Portfolio Manager of Janus Capital. Mr. Saigal joined Janus in 2015 as a fixed-income analyst. He holds a Bachelor’s degree in Engineering from Mumbai University and a Master’s degree in business administration from the Thunderbird School of Global Management.

Christopher Sassouni

Mr. Sassouni has managed the MainStay VP Eagle Small Cap Growth Portfolio since 2015. Mr. Sassouni joined Eagle in 2003 as a Senior Research Analyst and is currently a Manager. Mr. Sassouni holds a BA from the University of Pittsburgh, a DMD from the University of North Carolina, and an MBA from the University of North Carolina.

Philip Screve

Mr. Screve has managed MainStay VP Emerging Markets Equity Portfolio since 2015. He has served as Senior Fund Manager in charge of Central and East European Emerging Markets for Candriam Investors Group since 2003. Mr. Screve joined Candriam (formerly Bank BACOB) in 1992 and has been a Senior Equity Fund Manager since 1998. He has over 18 years of Emerging Markets experience. Mr. Screve holds a Masters degree in Commerce and Finance from the Vlekho Business School in Belgium.

OK.Y
Edward Silverstein, CFA

Mr. Silverstein became a portfolio manager of the MainStay VP MacKay Convertible Portfolio in 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000 and is currently a Senior Managing Director. He is a CFA® charterholder.

Douglas Simmons

Mr. Simmons has managed the MainStay VP Fidelity Institutional AM® Utilities Portfolio since 2018. As a member of Fidelity's Stock Selector Large Cap Group, he is also responsible for managing the telecom and utilities sleeves for various diversified sector-based portfolios. Prior to assuming his current responsibilities in September 2005, Mr. Simmons served as a utilities analyst covering electric and gas utility stocks. Before joining Fidelity in 2003, Mr. Simmons worked as a financial analyst at the private equity firm Hicks, Muse, Tate & Furst. He has been in the investments industry since 1997. Mr. Simmons earned his BA in finance from The University of Texas at Austin, where he graduated with highest honors, and his MBA from Harvard Business School.

The Fund and its Management

Kenneth Sommer

Mr. Sommer is a Managing Director of the Fixed Income Investors division within NYL Investors LLC and has been a portfolio manager for MainStay VP Balanced, MainStay VP Bond and MainStay VP Indexed Bond Portfolios since 2017. Mr. Sommer joined New York Life Investments in 2005 and has 17 years of investment experience. Mr. Sommer received a BS from Binghamton University and an MBA from Fordham University.

Amit Soni, CFA

Mr. Soni has managed the MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2016. He joined New York Life Investments in 2013 as a Senior Associate in the Strategic Asset Allocation and Solutions Group. Mr. Soni focuses on quantitative and macro-economic investment research and portfolio management for the funds managed by the team. Prior to joining New York Life Investments, he worked as an Investment Associate in the Global Asset Allocation group at Putnam Investments. He holds a Master’s degree from the Massachusetts Institute of Technology in Computation for Design and Optimization and a Bachelors degree from the Indian Institute of Technology Kanpur (India) in Mechanical Engineering. He holds the CFA® designation and has been in the investment industry since 2008.

Ccu-1 OK.Y
Andrew Susser

Mr. Susser has managed the MainStay VP MacKay High Yield Corporate Bond Portfolio since 2013. Mr. Susser is an Executive Managing Director of MacKay Shields. Prior to joining MacKay Shields in 2006, Mr. Susser was a Portfolio Manager with Golden Tree Asset Management. He graduated with an MBA from the Wharton Graduate School of Business, a JD from the University of Pennsylvania Law School and a BA in Economics from Vassar College. Mr. Susser has been in the investment management industry since 1986.

Jonathan Swaney

Mr. Swaney has managed the MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2008, MainStay VP Balanced Portfolio since 2017 and the MainStay VP Income Builder Portfolio since February 2018. Mr. Swaney is a Managing Director in the Strategic Asset Allocation & Solutions Group. Prior to assuming this position, Mr. Swaney has worked within several other units of New York Life Investments managing equity and asset allocation portfolios and providing investment product oversight. Mr. Swaney began his career in financial services working on the fixed income desk at the Vanguard Group after having graduated from The College of William & Mary in 1991. He also spent several years with a hedge fund of funds before coming to New York Life Investments in 1997.

Jerry V. Swank

Mr. Swank has managed the MainStay VP Cushing Renaissance Advantage Portfolio since 2015. Mr. Swank formed Swank Capital, LLC and Cushing in 2000 and 2003, respectively, and he serves as Chairman, Managing Partner and Co-Chief Investment Officer. Prior to forming the firm, Mr. Swank was President of John S. Herold, Inc., an oil and gas research company (now part of IHS Markit). Prior to joining John S. Herold, Inc., Mr. Swank held institutional equity and fixed-income sales roles at Credit Suisse First Boston and served as an analyst and portfolio manager with Mercantile Texas Corp. He received a BA from the University of Missouri (Economics) and an MBA from the University of North Texas. Mr. Swank currently serves on the board of directors of The Cushing® MLP & Infrastructure Total Return Fund, The Cushing® Energy Income Fund, The Cushing® Renaissance Fund, Cushing® ETF Trust, and Cushing® Mutual Funds Trust.

OK.Y

The Fund and its Management

Shu-Yang Tan, CFA

Mr. Tan has managed the MainStay VP MacKay Unconstrained Bond Portfolio since February 2018. Mr. Tan joined MacKay Shields in 2010, as a trader in the Global Fixed Income Division. Prior to joining MacKay Shields, he was a Portfolio Manager and Head of Research for UBS Global Asset Management. Earlier in his career, he worked for Eaton Vance as a Portfolio Manager of Global Fixed Income and for Wells Fargo Bank and FT Interactive. He earned an MBA from University of California at Berkeley and a BS from York University. He became a CFA Charterholder in 1992 and has been in the investment management industry since 1988.

Rui Tang, CFA

Mr. Tang has been a portfolio manager of the MainStay VP Emerging Markets Equity Portfolio since 2018. He is a Director at MacKay Shields and has been with the firm or its predecessors since 2017. Mr. Tang is responsible for the management of the firm’s systematic equity strategies. From 2012 to 2017, Mr. Tang spent five years as a Portfolio Manager at Acadian Asset Management, where he was responsible for investment research, strategy development, and portfolio construction for the firm’s global market neutral equity funds. Mr. Tang began his career in 2007 at Goldman Sachs as a Securities Analyst, where he investigated market mechanisms and developed pricing algorithms for derivatives. He graduated cum laude in 2007 from Harvard University with a dual Bachelor of Arts in Economics and Master’s of Arts in Statistics. Mr. Tang is a CFA® charterholder.

John Tobin, PhD, CFA

Mr. Tobin has been a portfolio manager for the MainStay VP Income Builder Portfolio since 2014 and the MainStay VP Epoch U.S. Equity Yield Portfolio since 2017. Mr. Tobin joined Epoch in 2012 and is a Managing Director, Portfolio Manager and Senior Research Analyst. His primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Mr. Tobin has over 34 years of experience. Mr. Tobin received AB, AM and PhD degrees in Economics from Fordham University and is a CFA® charterholder.

Arthur S. Torrey

Mr. Torrey has managed the MainStay VP Floating Rate Portfolio since 2012. Mr. Torrey is a Managing Director in Fixed Income Investors within NYL Investors and is in the High Yield Credit Group. Mr. Torrey joined New York Life Investments in 2006 (NYL Investors’ predecessor). He is responsible for the management of non investment-grade assets including floating rate loans and high-yield bonds. He is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and CLOs. Mr. Torrey received a BSBA from the University of Denver.

Kera Van Valen, CFA

Ms. Van Valen has been a portfolio manager of the equity portion of the MainStay VP Income Builder Portfolio since 2014 and the MainStay VP Epoch U.S. Equity Yield Portfolio since 2017. Ms. Van Valen joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Her primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining the Global Equity team, Ms. Van Valen was an analyst within Epoch’s Quantitative Research & Risk Management team. Ms. Van Valen received her BA in Mathematics from Colgate University and her MBA from Columbia Business School and is a CFA® charterholder.

The Fund and its Management

Ping Wang, PhD

Mr. Wang has been a portfolio manager of the Mainstay VP Emerging Markets Equity Portfolio since 2017. He is a Managing Director at MacKay Shields LLC. Prior to joining the firm, he spent four years as a Senior Global Portfolio Manager at Quantitative Management Associates (QMA), where he was responsible for investment strategy development, portfolio construction, and portfolio management of developed and emerging market long-only and long/short equity strategies, and four years at TIAA-CREF Asset Management as a Portfolio Manager for the firm’s international quantitative equity strategies. Mr. Wang earned his BS degree in Physics from Beijing Normal University and his PhD in Physics from the University of Wisconsin. He has been in the investment management industry since 1998.

Darrell Watters

Mr. Watters has managed the MainStay VP Janus Henderson Balanced Portfolio since 2015. He is a Vice President, Head of U.S. Fundamental Fixed Income and Portfolio Manager of Janus Capital. Mr. Watters joined Janus Capital in 1993 as a municipal bond trader. He holds a Bachelor’s degree in Economics from Colorado State University.

Robin Wehbe, CFA

Mr. Wehbe has managed the MainStay VP Mellon Natural Resources Portfolio since 2018. Mr. Wehbe is a managing director, equity research analyst and member of The Boston Company Asset Management (TBCAM) equity investment team; TBCAM was one of the investment management firms that combined to form Mellon Investments Corporation. He is the lead portfolio manager of The Boston Company Global Natural Resources strategy, which takes a bottom-up macro approach to investing. In addition, he serves as a member of the Global Insight team, a group of the firm's investment leaders. In 2006, Mr. Wehbe joined the firm as a global basic materials analyst. Since then, Mr. Wehbe designed and launched the Global Natural Resources strategy in 2008. Before coming to the firm, Robin worked as a research analyst covering basic materials at State Street Global Advisors, where he began macro-focused investing in 2003 as part of the company's Global Strategy team. He holds a BS from Lehigh University and an MBA and an MSF from the Carroll School of Management at Boston College. He holds both the Chartered Financial Analyst® and the Chartered Market Technician designations. He is a member of the CFA Society Boston and the Market Technicians Association. Mr. Wehbe has 18 years of industry experience.

Michael A. Welhoelter, CFA

Mr. Welhoelter has been a portfolio manager of the equity portion of the MainStay VP Income Builder Portfolio since 2009, as well as the MainStay Epoch U.S. Equity Yield Portfolio since 2017. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director, Co-Chief Investment Officer, Portfolio Manager and Head of Risk Management. Mr. Welhoelter holds a BA in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts. Mr. Welhoelter is also a CFA® charterholder.

The Fund and its Management

Mihir Worah

Mr. Worah has managed the MainStay VP PIMCO Real Return Portfolio since 2012. He is CIO Asset Allocation and Real Return and a managing director in the Newport Beach office. He is a member of the Investment Committee and the Executive Committee, and oversees portfolio management for the U.S. He is a generalist portfolio manager who manages a variety of fixed income, commodity and multi-asset portfolios. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. Mr. Worah is a member of the Treasury Borrowing Advisory Committee (TBAC) of the U.S. Department of the Treasury as well as the Fixed Income Market Structure Advisory Committee (FIMSAC) of the SEC. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 18 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.

Jae S. Yoon, CFA

Mr. Yoon has managed the MainStay VP Balanced, MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2011 and the MainStay VP Income Builder Portfolio since February 2018. From 2005 to 2009, Mr. Yoon was employed by New York Life Investments where he led the Investment Consulting Group. In 2009, Mr. Yoon joined MacKay Shields as a Senior Managing Director responsible for Risk Management. In his role at MacKay Shields, Mr. Yoon worked side-by-side with the portfolio managers directly enhancing the risk management processes across all portfolios. In January 2011, Mr. Yoon re-joined New York Life Investments as a Senior Managing Director and is currently its Chief Investment Officer. Mr. Yoon obtained a BS and a Master’s degree from Cornell University and attended New York University's Stern School of Business MBA program. He is a CFA® charterholder and has been in the investment management industry since 1991.

Purchase and Redemption of Shares

Determining the Portfolios' Share Prices ("NAV") and the Valuation of Securities

Each Portfolio sells and redeems shares at the NAV next determined after the purchase or redemption order is accepted. Orders accepted prior to 4:00 pm will be processed at the current day’s NAV. Orders accepted after 4:00 pm will be processed at the following business day’s NAV. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio generally calculates the value of its investments (also known as its NAV) as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading. The Portfolios do not usually calculate their NAVs on days on which the Exchange is scheduled to be closed. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of an Asset Allocation Portfolio's assets that are invested in one or more Underlying Portfolios/Funds, the Asset Allocation Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios/Funds. The value of a Portfolio's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay VP U.S. Government Money Market Portfolio and other Portfolios that hold debt securities with a remaining maturity of 60 days or less). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, where applicable, deems that a particular event could materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Portfolio does not price its shares. The value of these securities held in a Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures establishing methodologies for the valuation of the Portfolios' securities and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a Portfolio reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the Exchange for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Portfolio reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a Portfolio’s NAV as of such earlier closing time.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Investment in the Portfolios by Unaffiliated Insurance Companies and Retirement Plans

Except as described below, shares of the Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by NYLIAC. Shares of the Portfolios are also offered as underlying investments of the Asset Allocation Portfolios.

The Fund has received an exemptive order from the SEC ("Exemptive Order") that permits the Portfolios and the Asset Allocation Portfolios to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment, in addition to NYLIAC. These arrangements may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken.

Purchase and Redemption of Shares

The Portfolios currently do not foresee any disadvantages to the owners of variable insurance contracts issued by NYLIAC arising out of the fact that the Portfolios may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, as a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices which could cause a decrease in the Portfolio's NAV.

Each Portfolio may offer Initial Class, Service Class and/or Service 2 Class shares. Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease. The Portfolios do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Portfolios.

Initial Class shares are not subject to a distribution and/or service fee. Service Class shares and Service 2 Class shares are subject to a distribution and/or service fee. Portfolio shares are only available through separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. Service Class shares of MainStay VP MacKay Convertible Portfolio are available to separate accounts of NYLIAC and certain unaffiliated insurance companies. Service 2 Class shares are available only to separate accounts of certain unaffiliated insurance companies.

Excessive Purchases and Redemptions or Exchanges

The interests of the Portfolio's shareholders and the Portfolio's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Portfolio shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Owners that engage in excessive purchases and redemptions or exchanges of Portfolio shares may dilute the value of shares held by long-term owners.

The Portfolio is not intended to be used as a vehicle for short-term trading, and the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term owners of the Portfolio. Each Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Portfolio to monitor transfers made by the owners in separate accounts maintained by NYLIAC or other insurance companies is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual owners' transactions. The Fund's policy is that the Portfolios must rely on NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios that the Fund determines not to be in the best interest of the Portfolios. Owners should refer to the product prospectus for a description of the methods that NYLIAC and other insurance companies may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC, other insurance companies that maintain separate accounts which invest in the Portfolios, or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances. In certain cases, these procedures may be less restrictive than the Portfolios' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Portfolios' Chief Compliance Officer that such investment programs and strategies are consistent with the Portfolios' objective of avoiding disruption due to market timing.

While NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolios, and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolios, nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Purchase and Redemption of Shares

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of each of the Portfolio's portfolio securities holdings is available in the SAI. Generally, a complete schedule of each Portfolio's portfolio holdings will be made available on the MainStay website at nylinvestments.com/vpdocuments no earlier than 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-598-2019.

The portfolio holdings for the MainStay VP Cushing Renaissance Advantage Portfolio and MainStay VP MacKay High Yield Corporate Bond Portfolio will be made public 60 days after quarter end.

The portfolio holdings for the MainStay VP Epoch U.S. Equity Yield Portfolio will be made public 15 days after month end.

The portfolio holdings for the MainStay VP T. Rowe Price Equity Income Portfolio will be made public 15 days after quarter end.

The MainStay VP U.S. Government Money Market Portfolio will post its portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end, and will remain available on the MainStay website at nylinvestments.com/vpdocuments for at least six months after posting. In addition, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be made available on the MainStay Funds website.

In addition, each Portfolio’s top ten holdings may be made public 15 days after quarter end. The Portfolios' quarterly top ten holdings information is also made available in the Annual Report and Semi-Annual Report to shareholders.

All portfolio holdings will be posted on the appropriate Portfolio’s website and remain accessible until updated portfolio holdings information is filed on Form N-CSR, Form N-Q or Form N-PORT, as applicable.

Taxes, Dividends and Distributions

Taxes

Each Portfolio has either elected or intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code. If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Internal Revenue Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Internal Revenue Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the shareholders of the Portfolios will be Separate Accounts and the Asset Allocation Portfolios, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

Dividends and Distributions

The MainStay VP U.S. Government Money Market Portfolio (which seeks to maintain a constant NAV of $1.00 per share) and the MainStay VP Floating Rate Portfolio will declare a dividend of their net investment income daily and distribute such dividend monthly. Shareholders of the MainStay VP U.S. Government Money Market and the MainStay VP Floating Rate Portfolios begin earning dividends on the next business day following receipt of the shareholder's investment by the respective Portfolio. MainStay VP Income Builder, MainStay VP MacKay Convertible and MainStay VP MacKay Unconstrained Bond Portfolios will declare and distribute a dividend of net investment income quarterly. Each Portfolio, other than the MainStay VP U.S. Government Money Market, MainStay VP Floating Rate, MainStay VP Income Builder, MainStay VP MacKay Convertible and MainStay VP MacKay Unconstrained Bond Portfolios, declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the MainStay VP U.S. Government Money Market and MainStay VP Floating Rate, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following the ex-dividend date of the dividend. Each Portfolio will distribute its currency gains, if any, annually and net realized capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. Each Portfolio may declare an additional distribution of investment income, and net realized capital and currency gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five fiscal years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an owner would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The financial statements containing the financial highlights for all Portfolios have been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio’s financial statements, is included in each Portfolio’s Annual Report, which is available upon request.

Financial Highlights

MainStay VP Balanced Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.18	$ 14.26	$ 13.57	$ 15.04	$ 14.72

Net investment income (loss) (a)	0.28	0.23	0.21	0.22	0.20
Net realized and unrealized gain (loss) on investments	(1.31)	1.18	1.15	(0.61)	1.35

Total from investment operations	(1.03)	1.41	1.36	(0.39)	1.55

Less dividends and distributions:
From net investment income	(0.25)	(0.19)	(0.20)	(0.16)	(0.14)
From net realized gain on investments	(0.67)	(0.30)	(0.47)	(0.92)	(1.09)

Total dividends and distributions	(0.92)	(0.49)	(0.67)	(1.08)	(1.23)

Net asset value at end of year	$ 13.23	$ 15.18	$ 14.26	$ 13.57	$ 15.04

Total investment return (b)	(7.36%)	10.02%	10.24%	(2.59%)	10.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.88%	1.54%	1.47%(c)	1.49%	1.33%
Net expenses (d)	0.74%	0.74%	0.74%(e)	0.76%	0.76%
Expenses (before waiver/reimbursement) (d)	0.74%	0.74%	0.76%	0.76%	0.76%
Portfolio turnover rate	209%	174%	253%	214%	171%
Net assets at end of year (in 000’s)	$ 16,084	$ 17,209	$ 15,666	$ 14,037	$ 14,274

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.45%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.76%.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.03	$ 14.13	$ 13.45	$ 14.92	$ 14.63

Net investment income (loss) (a)	0.24	0.19	0.17	0.18	0.16
Net realized and unrealized gain (loss) on investments	(1.30)	1.17	1.15	(0.60)	1.33

Total from investment operations	(1.06)	1.36	1.32	(0.42)	1.49

Less dividends and distributions:
From net investment income	(0.21)	(0.16)	(0.17)	(0.13)	(0.11)
From net realized gain on investments	(0.67)	(0.30)	(0.47)	(0.92)	(1.09)

Total dividends and distributions	(0.88)	(0.46)	(0.64)	(1.05)	(1.20)

Net asset value at end of year	$ 13.09	$ 15.03	$ 14.13	$ 13.45	$ 14.92

Total investment return (b)	(7.59%)	9.75%	9.96%	(2.83%)	10.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%	1.28%	1.22%(c)	1.24%	1.09%
Net expenses (d)	0.99%	0.99%	0.99%(e)	1.01%	1.01%
Expenses (before waiver/reimbursement) (d)	0.99%	0.99%	1.01%	1.01%	1.01%
Portfolio turnover rate	209%	174%	253%	214%	171%
Net assets at end of year (in 000’s)	$ 352,496	$ 426,646	$ 395,611	$ 353,238	$ 338,667

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 1.01%.

Financial Highlights

MainStay VP Bond Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.31	$ 14.26	$ 14.19	$ 14.52	$ 14.00

Net investment income (loss) (a)	0.38	0.32	0.32	0.31	0.33
Net realized and unrealized gain (loss) on investments	(0.53)	0.23	0.20	(0.27)	0.49

Total from investment operations	(0.15)	0.55	0.52	0.04	0.82

Less dividends and distributions:
From net investment income	(0.40)	(0.37)	(0.39)	(0.36)	(0.30)
From net realized gain on investments	(0.04)	(0.13)	(0.06)	(0.01)	—

Total dividends and distributions	(0.44)	(0.50)	(0.45)	(0.37)	(0.30)

Net asset value at end of year	$ 13.72	$ 14.31	$ 14.26	$ 14.19	$ 14.52

Total investment return (b)	(1.00%)	3.85%	3.53%	0.22%	5.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.76%	2.23%	2.16%(c)	2.14%	2.29%
Net expenses	0.53%	0.52%	0.51%(d)	0.52%	0.53%
Expenses (before waiver/reimbursement)	0.53%	0.52%	0.53%	0.52%	0.53%
Portfolio turnover rate (e)	148%	209%	258%	326%	262%
Net assets at end of year (in 000’s)	$ 307,682	$ 517,067	$ 538,979	$ 707,265	$ 733,113

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.

(d) Without the custody fee reimbursement, net expenses would have been 0.53%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 133%, 190%, 223%, 191% and 116% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.16	$ 14.12	$ 14.06	$ 14.39	$ 13.87

Net investment income (loss) (a)	0.35	0.28	0.28	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.53)	0.22	0.19	(0.27)	0.48

Total from investment operations	(0.18)	0.50	0.47	(0.00)‡	0.77

Less dividends and distributions:

From net investment income	(0.36)	(0.33)	(0.35)	(0.32)	(0.25)
From net realized gain on investments	(0.04)	(0.13)	(0.06)	(0.01)	—

Total dividends and distributions	(0.40)	(0.46)	(0.41)	(0.33)	(0.25)

Net asset value at end of year	$ 13.58	$ 14.16	$ 14.12	$ 14.06	$ 14.39

Total investment return (b)	(1.25%)	3.59%	3.27%	(0.03%)	5.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53%	1.98%	1.90%(c)	1.89%	2.04%
Net expenses	0.78%	0.77%	0.76%(d)	0.77%	0.78%
Expenses (before waiver/reimbursement)	0.78%	0.77%	0.78%	0.77%	0.78%
Portfolio turnover rate (e)	148%	209%	258%	326%	262%

Net assets at end of year (in 000’s)	$ 323,100	$ 333,530	$ 351,848	$ 339,529	$ 358,663

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.

(d) Without the custody fee reimbursement, net expenses would have been 0.78%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 133%, 190%, 223%, 191% and 116% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Financial Highlights

MainStay VP Conservative Allocation Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.80	$ 10.87	$ 10.71	$ 11.85	$ 12.47

Net investment income (loss) (a)	0.23	0.22	0.22	0.24	0.25
Net realized and unrealized gain (loss) on investments	(0.98)	0.95	0.46	(0.41)	0.28

Total from investment operations	(0.75)	1.17	0.68	(0.17)	0.53

Less dividends and distributions:
From net investment income	(0.28)	(0.24)	(0.29)	(0.28)	(0.32)
From net realized gain on investments	—	—	(0.23)	(0.69)	(0.83)

Total dividends and distributions	(0.28)	(0.24)	(0.52)	(0.97)	(1.15)

Net asset value at end of year	$ 10.77	$ 11.80	$ 10.87	$ 10.71	$ 11.85

Total investment return (b)	(6.47%)	10.80%	6.36%	(1.41%)	4.29%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02%	1.89%	2.02%	2.01%	1.99%
Net expenses (c)	0.03%	0.02%	0.03%	0.03%	0.03%
Portfolio turnover rate	58%	44%	44%	40%	47%
Net assets at end of year (in 000’s)	$ 14,616	$ 16,481	$ 16,599	$ 16,171	$ 15,669

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.67	$ 10.75	$ 10.60	$ 11.73	$ 12.37

Net investment income (loss) (a)	0.20	0.19	0.19	0.21	0.22
Net realized and unrealized gain (loss) on investments	(0.96)	0.94	0.45	(0.40)	0.26

Total from investment operations	(0.76)	1.13	0.64	(0.19)	0.48

Less dividends and distributions:
From net investment income	(0.25)	(0.21)	(0.26)	(0.25)	(0.29)
From net realized gain on investments	—	—	(0.23)	(0.69)	(0.83)

Total dividends and distributions	(0.25)	(0.21)	(0.49)	(0.94)	(1.12)

Net asset value at end of year	$ 10.66	$ 11.67	$ 10.75	$ 10.60	$ 11.73

Total investment return (b)	(6.68%)	10.52%	6.10%	(1.65%)	4.03%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%	1.66%	1.74%	1.84%	1.78%
Net expenses (c)	0.28%	0.27%	0.28%	0.28%	0.28%
Portfolio turnover rate	58%	44%	44%	40%	47%
Net assets at end of year (in 000’s)	$ 714,720	$ 865,873	$ 850,124	$ 900,093	$ 896,381

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP Eagle Small Cap Growth Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.09	$ 12.03	$ 11.53	$ 13.33	$ 13.07

Net investment income (loss) (a)	(0.06)	(0.06)	(0.05)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	(1.04)	2.78	1.19	(0.09)	0.36

Total from investment operations	(1.10)	2.72	1.14	(0.16)	0.32

Less distributions:
From net realized gain on investments	(0.79)	(0.66)	(0.64)	(1.64)	(0.06)

Net asset value at end of year	$ 12.20	$ 14.09	$ 12.03	$ 11.53	$ 13.33

Total investment return (b)	(8.88%)	22.83%	10.01%	(0.91%)	2.52%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.40%)	(0.48%)	(0.41%)	(0.53%)	(0.30%)
Net expenses (c)	0.85%	0.85%	0.86%	0.85%	0.85%
Portfolio turnover rate	41%	41%	36%	50%	51%
Net assets at end of year (in 000’s)	$ 251,547	$ 312,106	$ 282,378	$ 319,580	$ 343,965

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.87	$ 11.88	$ 11.42	$ 13.25	$ 13.02

Net investment income (loss) (a)	(0.09)	(0.09)	(0.07)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.03)	2.74	1.17	(0.09)	0.36

Total from investment operations	(1.12)	2.65	1.10	(0.19)	0.29

Less distributions:
From net realized gain on investments	(0.79)	(0.66)	(0.64)	(1.64)	(0.06)

Net asset value at end of year	$ 11.96	$ 13.87	$ 11.88	$ 11.42	$ 13.25

Total investment return (b)	(9.11%)	22.53%	9.73%	(1.16%)	2.27%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.64%)	(0.72%)	(0.66%)	(0.79%)	(0.55%)
Net expenses (c)	1.10%	1.10%	1.11%	1.10%	1.10%
Portfolio turnover rate	41%	41%	36%	50%	51%
Net assets at end of year (in 000’s)	$ 96,497	$ 90,887	$ 70,131	$ 71,135	$ 61,536

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP Emerging Markets Equity Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.22	$ 7.22	$ 6.83	$ 8.27	$ 9.50

Net investment income (loss) (a)	0.12	0.09	0.06	0.06	0.14 (b)
Net realized and unrealized gain (loss) on investments	(2.19)	3.03	0.37	(1.38)	(1.26)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.01)	(0.02)	(0.01)

Total from investment operations	(2.09)	3.11	0.42	(1.34)	(1.13)

Less dividends:
From net investment income	(0.14)	(0.11)	(0.03)	(0.10)	(0.10)

Net asset value at end of year	$ 7.99	$ 10.22	$ 7.22	$ 6.83	$ 8.27

Total investment return (c)	(20.55%)	43.12%	6.23%	(16.20%)	(11.97%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%	0.94%	0.91%(d)	0.77%	1.52%(b)
Net expenses (excluding short sale expenses) (e)	1.16%	1.24%	1.29%(f)	1.40%	1.37%
Expenses (including short sales expenses) (e)	1.16%	1.24%	1.29%	1.40%	1.37%
Short sale expenses	—	0.00%(g)	0.00%(g)	0.00%(g)	—
Portfolio turnover rate	135%	149%	123%	207%	65%
Net assets at end of year (in 000’s)	$ 371,834	$ 497,861	$ 257,593	$ 204,138	$ 165,049

(a) Per share data based on average shares outstanding during the year.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.

(c) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 0.83%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 1.37%.

(g) Less than 0.01%.

Financial Highlights

MainStay VP Emerging Markets Equity Portfolio

(Selected per share data and ratios)

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.20	$ 7.21	$ 6.82	$ 8.25	$ 9.47

Net investment income (loss) (a)	0.10	0.07	0.05	0.04	0.12 (b)
Net realized and unrealized gain (loss) on investments	(2.19)	3.02	0.36	(1.37)	(1.25)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.01)	(0.02)	(0.01)

Total from investment operations	(2.11)	3.08	0.40	(1.35)	(1.14)

Less dividends:
From net investment income	(0.11)	(0.09)	(0.01)	(0.08)	(0.08)

Net asset value at end of year	$ 7.98	$ 10.20	$ 7.21	$ 6.82	$ 8.25

Total investment return (c)	(20.74%)	42.77%	5.96%	(16.42%)	(12.19%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07%	0.73%	0.69%(d)	0.52%	1.29%(b)
Net expenses (excluding short sales expenses) (e)	1.41%	1.49%	1.55%(f)	1.65%	1.62%
Expenses (including short sales expenses) (e)	1.41%	1.49%	1.55%	1.65%	1.62%
Short sale expenses	—	0.00%(g)	0.00%(g)	0.00%(g)	—
Portfolio turnover rate	135%	149%	123%	207%	65%
Net assets at end of year (in 000’s)	$ 131,498	$ 208,590	$ 155,777	$ 163,884	$ 205,319

(a) Per share data based on average shares outstanding during the year.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.

(c) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 1.62%.

(g) Less than 0.01%.

Financial Highlights

MainStay VP Epoch U.S. Equity Yield Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 16.15	$ 13.79	$ 15.58	$ 18.94	$ 17.64

Net investment income (loss) (a)	0.39	0.30	0.21	0.19	0.48 (b)

Net realized and unrealized gain (loss) on investments	(1.12)	2.26	0.47	(0.95)	1.07

Total from investment operations	(0.73)	2.56	0.68	(0.76)	1.55

Less dividends and distributions:

From net investment income	(0.35)	(0.20)	(0.18)	(0.51)	(0.25)

From net realized gain on investments	(1.06)	—	(2.29)	(2.09)	—

Total dividends and distributions	(1.41)	(0.20)	(2.47)	(2.60)	(0.25)

Net asset value at end of year	$ 14.01	$ 16.15	$ 13.79	$ 15.58	$ 18.94

Total investment return (c)	(5.23%)	18.66%	4.90%	(3.78%)	8.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.49%	2.01%	1.41%	1.07%	2.64%(b)

Net expenses (d)	0.68%	0.73%	0.79%	0.78%	0.79%

Expenses (before waiver/reimbursement) (d)	0.71%	0.74%	0.79%	0.78%	0.79%

Portfolio turnover rate	25%	122%	99%	86%	68%

Net assets at end of year (in 000’s)	$ 548,881	$ 791,462	$ 637,936	$ 655,690	$ 722,647

(a) Per share data based on average shares outstanding during the year.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

(c) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.94	$ 13.61	$ 15.40	$ 18.75	$ 17.48

Net investment income (loss) (a)	0.35	0.26	0.17	0.15	0.42 (b)

Net realized and unrealized gain (loss) on investments	(1.12)	2.24	0.46	(0.95)	1.07

Total from investment operations	(0.77)	2.50	0.63	(0.80)	1.49

Less dividends and distributions:

From net investment income	(0.30)	(0.17)	(0.13)	(0.46)	(0.22)

From net realized gain on investments	(1.06)	—	(2.29)	(2.09)	—

Total dividends and distributions	(1.36)	(0.17)	(2.42)	(2.55)	(0.22)

Net asset value at end of year	$ 13.81	$ 15.94	$ 13.61	$ 15.40	$ 18.75

Total investment return (c)	(5.46%)	18.37%	4.63%	(4.02%)	8.61%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.23%	1.73%	1.16%	0.82%	2.36%(b)

Net expenses (d)	0.93%	0.98%	1.04%	1.03%	1.04%

Expenses (before waiver/reimbursement) (d)	0.96%	0.99%	1.04%	1.03%	1.04%

Portfolio turnover rate	25%	122%	99%	86%	68%

Net assets at end of year (in 000’s)	$ 431,635	$ 536,044	$ 526,452	$ 569,660	$ 647,096

(a) Per share data based on average shares outstanding during the year.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

(c) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP Fidelity Institutional AM® Utilities Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.75	$ 10.66	$ 10.15	$ 13.42	$ 12.65

Net investment income (loss) (a)	0.28	0.25	0.19	0.28	0.38
Net realized and unrealized gain (loss) on investments	(0.32)	1.49	0.88	(2.25)	1.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.16)	0.08	0.13	0.16

Total from investment operations	0.10	1.58	1.15	(1.84)	1.59

Less dividends and distributions:
From net investment income	(0.15)	(0.49)	(0.34)	(0.51)	(0.24)
From net realized gain on investments	(0.02)	—	(0.30)	(0.92)	(0.58)

Total dividends and distributions	(0.17)	(0.49)	(0.64)	(1.43)	(0.82)

Net asset value at end of year	$ 11.68	$ 11.75	$ 10.66	$ 10.15	$ 13.42

Total investment return (b)	0.80%	14.72%	11.43%	(14.35%)	12.68%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%	2.11%	1.76%(c)	2.23%	2.81%
Net expenses (d)	0.76%	0.76%	0.75%(e)	0.77%	0.78%(f)
Portfolio turnover rate	84%	30%	35%	43%	47%
Net assets at end of year (in 000’s)	$ 81,716	$ 83,261	$ 75,772	$ 70,368	$ 82,495

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.74%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.77%.

(f) Expense waiver/reimbursement less than 0.01%.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.69	$ 10.62	$ 10.10	$ 13.36	$ 12.61

Net investment income (loss) (a)	0.25	0.22	0.16	0.25	0.35
Net realized and unrealized gain (loss) on investments	(0.32)	1.47	0.89	(2.24)	1.04
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.16)	0.08	0.13	0.16

Total from investment operations	0.07	1.53	1.13	(1.86)	1.55

Less dividends and distributions:
From net investment income	(0.11)	(0.46)	(0.31)	(0.48)	(0.22)
From net realized gain on investments	(0.02)	—	(0.30)	(0.92)	(0.58)

Total dividends and distributions	(0.13)	(0.46)	(0.61)	(1.40)	(0.80)

Net asset value at end of year	$ 11.63	$ 11.69	$ 10.62	$ 10.10	$ 13.36

Total investment return (b)	0.55%	14.44%	11.15%	(14.57%)	12.40%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08%	1.87%	1.52%(c)	1.98%	2.53%
Net expenses (d)	1.01%	1.01%	1.00%(e)	1.02%	1.03%(f)
Portfolio turnover rate	84%	30%	35%	43%	47%
Net assets at end of year (in 000’s)	$ 1,066,963	$ 1,240,213	$ 1,160,397	$ 1,131,252	$ 1,357,229

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.50%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 1.02%.

(f) Expense waiver/reimbursement less than 0.01%.

Financial Highlights

MainStay VP Floating Rate Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 9.08	$ 9.11	$ 8.74	$ 9.05	$ 9.33

Net investment income (loss) (a)	0.43	0.39	0.35	0.35	0.36
Net realized and unrealized gain (loss) on investments	(0.42)	(0.03)	0.37	(0.31)	(0.28)

Total from investment operations	0.01	0.36	0.72	0.04	0.08

Less dividends:
From net investment income	(0.43)	(0.39)	(0.35)	(0.35)	(0.36)

Net asset value at end of year	$ 8.66	$ 9.08	$ 9.11	$ 8.74	$ 9.05

Total investment return (b)	(0.00%)‡(c)	3.98%	8.45%	0.39%	0.86%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.75%	4.21%	3.94%(d)	3.88%	3.89%
Net expenses (e)	0.65%	0.64%	0.64%(f)	0.64%	0.64%
Portfolio turnover rate	29%	52%	36%	35%	48%
Net assets at end of year (in 000’s)	$ 187,285	$ 259,054	$ 287,373	$ 226,083	$ 205,057

‡ Less than one-tenth of a percent.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 3.93%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 0.65%.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 9.09	$ 9.12	$ 8.75	$ 9.06	$ 9.34

Net investment income (loss) (a)	0.41	0.36	0.33	0.33	0.34
Net realized and unrealized gain (loss) on investments	(0.42)	(0.03)	0.37	(0.31)	(0.28)

Total from investment operations	(0.01)	0.33	0.70	0.02	0.06

Less dividends:
From net investment income	(0.41)	(0.36)	(0.33)	(0.33)	(0.34)

Net asset value at end of year	$ 8.67	$ 9.09	$ 9.12	$ 8.75	$ 9.06

Total investment return (b)	(0.25%)(c)	3.71%	8.18%	0.14%	0.61%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.52%	3.96%	3.68%(d)	3.63%	3.65%
Net expenses (e)	0.90%	0.89%	0.89%(f)	0.89%	0.89%
Portfolio turnover rate	29%	52%	36%	35%	48%
Net assets at end of year (in 000’s)	$ 611,492	$ 581,596	$ 582,341	$ 565,278	$ 581,456

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 3.67%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 0.90%.

Financial Highlights

MainStay VP Growth Allocation Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 12.65	$ 10.60	$ 10.63	$ 12.12	$ 12.51

Net investment income (loss) (a)	0.18	0.12	0.12	0.10	0.18
Net realized and unrealized gain (loss) on investments	(1.67)	2.26	0.68	(0.49)	0.40

Total from investment operations	(1.49)	2.38	0.80	(0.39)	0.58

Less dividends and distributions:
From net investment income	(0.19)	(0.12)	(0.17)	(0.22)	(0.17)
From net realized gain on investments	(0.47)	(0.21)	(0.66)	(0.88)	(0.80)

Total dividends and distributions	(0.66)	(0.33)	(0.83)	(1.10)	(0.97)

Net asset value at end of year	$ 10.50	$ 12.65	$ 10.60	$ 10.63	$ 12.12

Total investment return (b)	(12.78%)	22.67%	7.59%	(3.13%)	4.88%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	1.05%	1.19%	0.85%	1.43%
Net expenses (c)	0.02%	0.02%	0.03%	0.03%	0.03%
Portfolio turnover rate	28%	26%	21%	29%	27%
Net assets at end of year (in 000’s)	$ 66,326	$ 76,504	$ 60,070	$ 51,447	$ 48,088

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 12.53	$ 10.51	$ 10.55	$ 12.05	$ 12.45

Net investment income (loss) (a)	0.14	0.09	0.10	0.08	0.13
Net realized and unrealized gain (loss) on investments	(1.65)	2.24	0.66	(0.50)	0.42

Total from investment operations	(1.51)	2.33	0.76	(0.42)	0.55

Less dividends and distributions:
From net investment income	(0.16)	(0.10)	(0.14)	(0.20)	(0.15)
From net realized gain on investments	(0.47)	(0.21)	(0.66)	(0.88)	(0.80)

Total dividends and distributions	(0.63)	(0.31)	(0.80)	(1.08)	(0.95)

Net asset value at end of year	$ 10.39	$ 12.53	$ 10.51	$ 10.55	$ 12.05

Total investment return (b)	(12.99%)	22.36%	7.32%	(3.37%)	4.62%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	0.81%	0.95%	0.65%	1.03%
Net expenses (c)	0.27%	0.27%	0.28%	0.28%	0.28%
Portfolio turnover rate	28%	26%	21%	29%	27%
Net assets at end of year (in 000’s)	$ 929,230	$ 1,074,280	$ 829,780	$ 684,824	$ 550,573

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP Income Builder Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 17.29	$ 15.94	$ 15.31	$ 17.30	$ 17.70

Net investment income (loss) (a)	0.53	0.49	0.54	0.64	0.80
Net realized and unrealized gain (loss) on investments	(1.49)	1.62	0.72	(1.36)	0.36
Net realized and unrealized gain (loss) on foreign currency transactions	0.11	(0.14)	0.14	0.14	0.23

Total from investment operations	(0.85)	1.97	1.40	(0.58)	1.39

Less dividends and distributions:
From net investment income	(0.46)	(0.54)	(0.68)	(0.80)	(1.04)
From net realized gain on investments	(0.75)	(0.08)	(0.09)	(0.61)	(0.75)

Total dividends and distributions	(1.21)	(0.62)	(0.77)	(1.41)	(1.79)

Net asset value at end of year	$ 15.23	$ 17.29	$ 15.94	$ 15.31	$ 17.30

Total investment return (b)	(5.21%)	12.53%	9.30%	(3.50%)	8.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.18%	2.91%	3.47%	3.79%	4.44%
Net expenses (c)	0.62%	0.62%	0.63%	0.63%	0.63%
Interest expense and fees	0.00% (d)	0.01%	—	—	—
Portfolio turnover rate	50% (e)	26%	28%	35%	13%
Net assets at end of year (in 000’s)	$ 178,608	$ 207,056	$ 202,450	$ 206,198	$ 234,670

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Less than 0.01%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 39% for the year ended December 31, 2018.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 17.17	$ 15.83	$ 15.21	$ 17.20	$ 17.57

Net investment income (loss) (a)	0.48	0.44	0.50	0.59	0.74
Net realized and unrealized gain (loss) on investments	(1.48)	1.62	0.72	(1.35)	0.38
Net realized and unrealized gain (loss) on foreign currency transactions	0.11	(0.14)	0.14	0.14	0.23

Total from investment operations	(0.89)	1.92	1.36	(0.62)	1.35

Less dividends and distributions:
From net investment income	(0.42)	(0.50)	(0.65)	(0.76)	(0.97)
From net realized gain on investments	(0.75)	(0.08)	(0.09)	(0.61)	(0.75)

Total dividends and distributions	(1.17)	(0.58)	(0.74)	(1.37)	(1.72)

Net asset value at end of year	$ 15.11	$ 17.17	$ 15.83	$ 15.21	$ 17.20

Total investment return (b)	(5.45%)	12.25%	9.03%	(3.74%)	7.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.93%	2.65%	3.20%	3.54%	4.12%
Net expenses (including interest expense and fees) (c)	0.87%	0.87%	0.88%	0.88%	0.88%
Interest expense and fees	0.00% (d)	0.01%	—	—	—
Portfolio turnover rate	50% (e)	26%	28%	35%	13%
Net assets at end of year (in 000’s)	$ 360,874	$ 425,340	$ 361,357	$ 309,350	$ 284,391

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Less than 0.01%.

(e) The portfolio turnover rate not including mortgage dollar rolls were 39% for the year ended December 31, 2018.

Financial Highlights

MainStay VP Indexed Bond Portfolio

(Selected per share data and ratios)

Initial Class	Year ended December 31, 2018	May 1, 2017* through December 31, 2017
Net asset value at beginning of period	$ 10.04	$ 10.00

Net investment income (loss) (a)	0.26	0.13
Net realized and unrealized gain (loss) on investments	(0.33)	0.01

Total from investment operations	(0.07)	0.14

Less dividends and distributions:
From net investment income	(0.17)	(0.10)
From net realized gain on investments	—	(0.00)‡

Total dividends and distributions	(0.17)	(0.10)

Net asset value at end of period	$ 9.80	$ 10.04

Total investment return (b)	(0.67%)	1.42%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.67%	1.92%††
Net expenses (c)	0.31%	0.37%††
Portfolio turnover rate (d)	143%	104%(e)
Net assets at end of period (in 000’s)	$ 362,545	$ 140,759

* Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) The portfolio turnover rate not including mortgage dollar rolls were 104% and 59% for the year ended December 31, 2018 and for the period ended December 31, 2017, respectively.

(e) Portfolio turnover rate is not annualized.

Service Class	Year ended December 31, 2018	May 1, 2017* through December 31, 2017
Net asset value at beginning of period	$ 10.03	$ 10.00

Net investment income (loss) (a)	0.24	0.12
Net realized and unrealized gain (loss) on investments	(0.33)	0.00 ‡

Total from investment operations	(0.09)	0.12

Less dividends and distributions:
From net investment income	(0.16)	(0.09)
From net realized gain on investments	—	(0.00)‡

Total dividends and distributions	(0.16)	(0.09)

Net asset value at end of period	$ 9.78	$ 10.03

Total investment return (b)	(0.92%)	1.26%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.48%	1.70%††
Net expenses (c)	0.56%	0.62%††
Portfolio turnover rate (d)	143%	104%(e)
Net assets at end of period (in 000’s)	$ 36,560	$ 3,424

* Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) The portfolio turnover rate not including mortgage dollar rolls were 104% and 59% for the year ended December 31, 2018 and for the period ended December 31, 2017, respectively.

(e) Portfolio turnover rate is not annualized.

Financial Highlights

MainStay VP Janus Henderson Balanced Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.18	$ 11.82	$ 12.11	$ 13.13	$ 12.47

Net investment income (loss) (a)	0.26	0.25	0.22	0.24	0.24

Net realized and unrealized gain (loss) on investments	(0.14)	1.89	0.32	(0.17)	0.84

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	0.12	2.14	0.54	0.07	1.08

Less dividends and distributions:

From net investment income	(0.25)	(0.23)	(0.23)	(0.25)	(0.19)

From net realized gain on investments	(0.74)	(0.55)	(0.60)	(0.84)	(0.23)

Total dividends and distributions	(0.99)	(0.78)	(0.83)	(1.09)	(0.42)

Net asset value at end of year	$ 12.31	$ 13.18	$ 11.82	$ 12.11	$ 13.13

Total investment return (b)	0.42%	18.35%	4.70%	0.70%	8.68%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.93%	1.95%	1.87%	1.84%	1.85%

Net expenses (c)	0.58%	0.58%	0.59%	0.58%	0.58%

Expenses (before waiver/reimbursement) (c)	0.58%(d)	0.58%(d)	0.59%	0.58%	0.59%

Portfolio turnover rate	132%(e)	73%(e)	74%	76%	86%

Net assets at end of year (in 000’s)	$ 371,106	$ 417,996	$ 401,219	$ 429,680	$ 478,480

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Expense waiver/reimbursement less than 0.01%.

(e) The portfolio turnover rate not including mortgage dollar rolls were 103% and 66% for the years ended December 31, 2018 and 2017, respectively.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.11	$ 11.77	$ 12.06	$ 13.08	$ 12.44

Net investment income (loss) (a)	0.22	0.22	0.19	0.21	0.21

Net realized and unrealized gain (loss) on investments	(0.13)	1.88	0.32	(0.17)	0.82

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	0.09	2.10	0.51	0.04	1.03

Less dividends and distributions:

From net investment income	(0.22)	(0.21)	(0.20)	(0.22)	(0.16)

From net realized gain on investments	(0.74)	(0.55)	(0.60)	(0.84)	(0.23)

Total dividends and distributions	(0.96)	(0.76)	(0.80)	(1.06)	(0.39)

Net asset value at end of year	$ 12.24	$ 13.11	$ 11.77	$ 12.06	$ 13.08

Total investment return (b)	0.17%	18.05%	4.44%	0.45%	8.41%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.69%	1.70%	1.62%	1.60%	1.61%

Net expenses (c)	0.83%	0.83%	0.84%	0.83%	0.83%

Expenses (before waiver/reimbursement) (c)	0.83%(d)	0.83%(d)	0.84%	0.83%	0.84%

Portfolio turnover rate	132%(e)	73%(e)	74%	76%	86%

Net assets at end of year (in 000’s)	$ 748,653	$ 730,439	$ 619,849	$ 591,626	$ 568,868

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Expense waiver/reimbursement less than 0.01%.

(e) The portfolio turnover rate not including mortgage dollar rolls were 103% and 66% for the years ended December 31, 2018 and 2017, respectively.

Financial Highlights

MainStay VP IQ Hedge Multi-Strategy Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018†	2017†	2016†	2015	2014

Net asset value at beginning of year	$ 8.92	$ 9.04	$ 9.03	$ 9.82	$ 11.15

Net investment income (loss) (a)	(0.05)	(0.08)	(0.10)	(0.06)	(0.08)

Net realized and unrealized gain (loss) on investments	(0.55)	0.16	0.03	(0.72)	(1.25)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.10)	0.08	(0.01)	(0.00)‡

Total from investment operations	(0.60)	(0.02)	0.01	(0.79)	(1.33)

Less dividends:

From net investment income	(0.10)	(0.10)	—	—	—

Net asset value at end of year	$ 8.22	$ 8.92	$ 9.04	$ 9.03	$ 9.82

Total investment return (b)	(6.88%)	(0.25%)	0.11%(c)	(8.04%)	(11.93%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.53%)	(0.93%)	(1.11%)	(0.59%)	(0.78%)

Net expenses (excluding short sale expenses) (d)	1.43%	1.43%	1.46%	1.47%	1.46%

Expenses (including short sales expenses, before waiver/reimbursement) (d)	2.96%	2.63%	2.63%	2.00%	2.21%

Short sale expenses	1.28%	1.05%	0.95%	0.53%	0.75%

Portfolio turnover rate	450%	185%	267%	115%	113%

Net assets at end of year (in 000’s)	$ 9,059	$ 149,753	$ 201,252	$ 3,051	$ 100,126

† Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP IQ Hedge Multi-Strategy Portfolio

(Selected per share data and ratios)

Year ended December 31,

Service Class	2018†	2017†	2016†	2015	2014

Net asset value at beginning of year	$ 8.87	$ 8.99	$ 9.00	$ 9.79	$ 11.14

Net investment income (loss) (a)	(0.00)‡	(0.11)	(0.12)	(0.11)	(0.11)

Net realized and unrealized gain (loss) on investments	(0.63)	0.18	0.03	(0.67)	(1.24)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.11)	0.08	(0.01)	(0.00)‡

Total from investment operations	(0.63)	(0.04)	(0.01)	(0.79)	(1.35)

Less dividends:

From net investment income	(0.06)	(0.08)	—	—	—

Net asset value at end of year	$ 8.18	$ 8.87	$ 8.99	$ 9.00	$ 9.79

Total investment return (b)	(7.14%)	(0.51%)	(0.11%)(c)	(8.07%)(c)	(12.12%)(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.03%	(1.20%)	(1.36%)	(1.15%)	(1.04%)

Net expenses (excluding short sales expenses) (d)	1.60%	1.68%	1.71%	1.72%	1.71%

Expenses (including short sales expenses, before waiver/reimbursement) (d)	2.84%	2.88%	2.80%	2.51%	2.48%

Short sale expenses	0.99%	1.05%	0.90%	0.79%	0.77%

Portfolio turnover rate	450%	185%	267%	115%	113%

Net assets at end of year (in 000’s)	$ 391,094	$ 423,600	$ 366,470	$ 330,375	$ 344,385

† Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP Large Cap Growth Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 23.92	$ 18.71	$ 20.83	$ 22.48	$ 22.83

Net investment income (loss) (a)	0.00 ‡	0.02	0.01	(0.00)‡	(0.01)
Net realized and unrealized gain (loss) on investments	1.36	6.00	(0.43)	1.22	2.29

Total from investment operations	1.36	6.02	(0.42)	1.22	2.28

Less distributions:
From net realized gain on investments	(3.64)	(0.81)	(1.70)	(2.87)	(2.63)

Net asset value at end of year	$ 21.64	$ 23.92	$ 18.71	$ 20.83	$ 22.48

Total investment return (b)	3.57%	32.39%	(2.27%)	6.18%	10.63%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.10%	0.07%	(0.01%)	(0.03%)
Net expenses (c)	0.76%(d)	0.76%(d)	0.77%	0.77%	0.77%
Portfolio turnover rate	58%	53%	94%	71%	78%
Net assets at end of year (in 000’s)	$ 238,174	$ 368,861	$ 518,425	$ 448,409	$ 410,122

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Expense waiver/reimbursement less than 0.01%.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 22.96	$ 18.03	$ 20.18	$ 21.93	$ 22.39

Net investment income (loss) (a)	(0.06)	(0.03)	(0.03)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	1.34	5.77	(0.42)	1.18	2.23

Total from investment operations	1.28	5.74	(0.45)	1.12	2.17

Less distributions:
From net realized gain on investments	(3.64)	(0.81)	(1.70)	(2.87)	(2.63)

Net asset value at end of year	$ 20.60	$ 22.96	$ 18.03	$ 20.18	$ 21.93

Total investment return (b)	3.31%	32.06%	(2.52%)	5.91%	10.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.23%)	(0.15%)	(0.17%)	(0.26%)	(0.28%)
Net expenses (c)	1.01%(d)	1.01% (d)	1.02%	1.02%	1.02%
Portfolio turnover rate	58%	53%	94%	71%	78%
Net assets at end of year (in 000’s)	$ 623,836	$ 575,514	$ 435,029	$ 440,891	$ 373,762

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Expense waiver/reimbursement less than 0.01%.

Financial Highlights

MainStay VP MacKay Common Stock Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 29.75	$ 25.60	$ 25.43	$ 27.80	$ 24.58

Net investment income (loss) (a)	0.42	0.43	0.40	0.42	0.37
Net realized and unrealized gain (loss) on investments	(1.69)	5.30	1.82	(0.28)	3.19

Total from investment operations	(1.27)	5.73	2.22	0.14	3.56

Less dividends and distributions:
From net investment income	(0.49)	(0.39)	(0.40)	(0.38)	(0.34)
From net realized gain on investments	(2.76)	(1.19)	(1.65)	(2.13)	—

Total dividends and distributions	(3.25)	(1.58)	(2.05)	(2.51)	(0.34)

Net asset value at end of year	$ 25.23	$ 29.75	$ 25.60	$ 25.43	$ 27.80

Total investment return (b)	(5.84%)	22.83%	9.12%	0.85%	14.53%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40%	1.53%	1.57%	1.55%	1.44%
Net expenses (c)	0.57%	0.57%	0.58%	0.57%	0.58%
Portfolio turnover rate	125%	98%	125%	112%	111%
Net assets at end of year (in 000’s)	$ 454,804	$ 639,120	$ 577,310	$ 580,635	$ 605,679

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 29.45	$ 25.37	$ 25.23	$ 27.61	$ 24.44

Net investment income (loss) (a)	0.35	0.35	0.33	0.35	0.31
Net realized and unrealized gain (loss) on investments	(1.68)	5.26	1.81	(0.27)	3.15

Total from investment operations	(1.33)	5.61	2.14	0.08	3.46

Less dividends and distributions:
From net investment income	(0.42)	(0.34)	(0.35)	(0.33)	(0.29)
From net realized gain on investments	(2.76)	(1.19)	(1.65)	(2.13)	—

Total dividends and distributions	(3.18)	(1.53)	(2.00)	(2.46)	(0.29)

Net asset value at end of year	$ 24.94	$ 29.45	$ 25.37	$ 25.23	$ 27.61

Total investment return (b)	(6.08%)	22.52%	8.85%	0.60%	14.25%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17%	1.28%	1.32%	1.30%	1.19%
Net expenses (c)	0.82%	0.82%	0.83%	0.82%	0.83%
Portfolio turnover rate	125%	98%	125%	112%	111%
Net assets at end of year (in 000’s)	$ 237,094	$ 268,526	$ 194,992	$ 149,358	$ 141,170

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP MacKay Convertible Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.29	$ 12.28	$ 11.86	$ 13.41	$ 13.38

Net investment income (loss) (a)	0.17	0.18	0.19	0.14	0.16
Net realized and unrealized gain (loss) on investments	(0.41)	1.28	1.18	(0.32)	0.88

Total from investment operations	(0.24)	1.46	1.37	(0.18)	1.04

Less dividends and distributions:
From net investment income	(0.23)	(0.23)	(0.47)	(0.36)	(0.45)
From net realized gain on investments	(0.51)	(0.22)	(0.48)	(1.01)	(0.56)

Total dividends and distributions	(0.74)	(0.45)	(0.95)	(1.37)	(1.01)

Net asset value at end of year	$ 12.31	$ 13.29	$ 12.28	$ 11.86	$ 13.41

Total investment return (b)	(2.27%)	11.99%	12.07%	(1.33%)	7.98%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	1.40%	1.59%	1.08%	1.21%
Net expenses (c)	0.61%	0.62%	0.64%	0.62%	0.63%
Portfolio turnover rate	43%	34%	39%	58%	55%
Net assets at end of year (in 000’s)	$ 177,136	$ 227,285	$ 162,462	$ 142,942	$ 158,220

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.18	$ 12.18	$ 11.77	$ 13.32	$ 13.27

Net investment income (loss) (a)	0.13	0.15	0.16	0.11	0.13
Net realized and unrealized gain (loss) on investments	(0.40)	1.26	1.17	(0.32)	0.86

Total from investment operations	(0.27)	1.41	1.33	(0.21)	0.99

Less dividends and distributions:
From net investment income	(0.19)	(0.19)	(0.44)	(0.33)	(0.38)
From net realized gain on investments	(0.51)	(0.22)	(0.48)	(1.01)	(0.56)

Total dividends and distributions	(0.70)	(0.41)	(0.92)	(1.34)	(0.94)

Net asset value at end of year	$ 12.21	$ 13.18	$ 12.18	$ 11.77	$ 13.32

Total investment return (b)	(2.52%)	11.72%	11.79%	(1.57%)	7.71%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99%	1.15%	1.35%	0.84%	0.97%
Net expenses (c)	0.86%	0.87%	0.89%	0.87%	0.88%
Portfolio turnover rate	43%	34%	39%	58%	55%
Net assets at end of year (in 000’s)	$ 592,673	$ 565,974	$ 476,926	$ 460,883	$ 460,406

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP MacKay Convertible Portfolio

(Selected per share data and ratios)

	Year ended December 31,		April 26, 2016* through December 31,

Service 2 Class	2018	2017	2016

Net asset value at beginning of period	$ 13.18	$ 12.18	$ 11.63

Net investment income (loss) (a)	0.12	0.14	0.11
Net realized and unrealized gain (loss) on investments	(0.40)	1.26	1.04

Total from investment operations	(0.28)	1.40	1.15

Less dividends and distributions:
From net investment income	(0.18)	(0.18)	(0.12)
From net realized gain on investments	(0.51)	(0.22)	(0.48)

Total dividends and distributions	(0.69)	(0.40)	(0.60)

Net asset value at end of period	$ 12.21	$ 13.18	$ 12.18

Total investment return (b)	(2.59%)	11.60%	10.01%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%	1.05%	1.33%††
Net expenses (c)	0.96%	0.97%	1.00%††
Portfolio turnover rate	43%	34%	39%
Net assets at end of period (in 000’s)	$ 3,016	$ 2,179	$ 797

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP MacKay Growth Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 30.87	$ 23.90	$ 26.09	$ 29.42	$ 34.19

Net investment income (loss) (a)	0.19	0.19	0.09	0.04	0.01
Net realized and unrealized gain (loss) on investments	(1.10)	7.05	(0.02)	0.58	2.63

Total from investment operations	(0.91)	7.24	0.07	0.62	2.64

Less dividends and distributions:
From net investment income	(0.21)	(0.07)	(0.04)	—	(0.23)
From net realized gain on investments	(2.01)	(0.20)	(2.22)	(3.95)	(7.18)

Total dividends and distributions	(2.22)	(0.27)	(2.26)	(3.95)	(7.41)

Net asset value at end of year	$ 27.74	$ 30.87	$ 23.90	$ 26.09	$ 29.42

Total investment return (b)	(4.24%)	30.41%	0.40%	2.58%	8.81%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.71%	0.35%(c)	0.15%	0.02%
Net expenses (d)	0.73%	0.74%	0.76%(e)	0.73%	0.73%
Portfolio turnover rate	127%	141%	177%	112%	88%
Net assets at end of year (in 000’s)	$ 461,537	$ 525,483	$ 337,401	$ 370,679	$ 405,444

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.34%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.77%.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 30.50	$ 23.62	$ 25.83	$ 29.24	$ 34.03

Net investment income (loss) (a)	0.11	0.12	0.02	(0.03)	(0.08)
Net realized and unrealized gain (loss) on investments	(1.10)	6.97	(0.01)	0.57	2.61

Total from investment operations	(0.99)	7.09	0.01	0.54	2.53

Less dividends and distributions:
From net investment income	(0.12)	(0.01)	—	—	(0.14)
From net realized gain on investments	(2.01)	(0.20)	(2.22)	(3.95)	(7.18)

Total dividends and distributions	(2.13)	(0.21)	(2.22)	(3.95)	(7.32)

Net asset value at end of year	$ 27.38	$ 30.50	$ 23.62	$ 25.83	$ 29.24

Total investment return (b)	(4.48%)	30.09%	0.15%	2.33%	8.54%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35%	0.46%	0.10%(c)	(0.09%)	(0.23%)
Net expenses (d)	0.98%	0.99%	1.01%(e)	0.98%	0.98%
Portfolio turnover rate	127%	141%	177%	112%	88%
Net assets at end of year (in 000’s)	$ 51,674	$ 66,735	$ 58,448	$ 63,846	$ 64,445

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.09%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 1.02%.

Financial Highlights

MainStay VP Cushing Renaissance Advantage Portfolio

(Selected per share data and ratios)

	Year ended December 31,			May 1, 2015* through December 31,
Initial Class	2018	2017	2016	2015
Net asset value at beginning of period	$ 10.52	$ 9.75	$ 7.59	$ 10.00

Net investment income (loss) (a)	(0.07)	(0.05)	0.00 ‡	0.04
Net realized and unrealized gain (loss) on investments	(2.84)	0.82	2.18	(2.40)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	(2.91)	0.77	2.18	(2.36)

Less dividends:
From net investment income	—	—	(0.02)	(0.05)

Net asset value at end of period	$ 7.61	$ 10.52	$ 9.75	$ 7.59

Total investment return (b)	(27.66%)(c)	7.90%	28.77%	(23.58%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.66%)	(0.49%)	0.06%	0.60% ††
Net expenses (d)	1.21%	1.31%	1.38%	1.35% ††
Portfolio turnover rate	162%	116%	356%	122% (e)
Net assets at end of period (in 000’s)	$ 90,681	$ 158,846	$ 71,036	$ 58,364

* Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Portfolio turnover rate is not annualized.

	Year ended December 31,			May 1, 2015* through December 31,

Service Class	2018	2017	2016	2015
Net asset value at beginning of period	$ 10.47	$ 9.73	$ 7.59	$ 10.00

Net investment income (loss) (a)	(0.09)	(0.07)	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	(2.83)	0.81	2.18	(2.39)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	(2.92)	0.74	2.16	(2.37)

Less dividends:
From net investment income	—	—	(0.02)	(0.04)

Net asset value at end of period	$ 7.55	$ 10.47	$ 9.73	$ 7.59

Total investment return (b)	(27.89%)(c)	7.61% (c)	28.48%	(23.70%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.91%)	(0.74%)	(0.37%)	0.37% ††
Net expenses (d)	1.46%	1.56%	1.64%	1.60% ††
Portfolio turnover rate	162%	116%	356%	122% (e)
Net assets at end of period (in 000’s)	$ 22,133	$ 32,457	$ 26,714	$ 5,927

* Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Portfolio turnover rate is not annualized.

Financial Highlights

MainStay VP MacKay Government Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.78	$ 10.85	$ 10.99	$ 11.25	$ 11.13

Net investment income (loss) (a)	0.26	0.25	0.24	0.29	0.31
Net realized and unrealized gain (loss) on investments	(0.27)	(0.02)	(0.11)	(0.23)	0.21

Total from investment operations	(0.01)	0.23	0.13	0.06	0.52

Less dividends and distributions:
From net investment income	(0.28)	(0.30)	(0.27)	(0.32)	(0.36)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.28)	(0.30)	(0.27)	(0.32)	(0.40)

Net asset value at end of year	$ 10.49	$ 10.78	$ 10.85	$ 10.99	$ 11.25

Total investment return (b)	(0.06%)	2.11%	1.07%	0.53%	4.61%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%	2.29%	2.14%(c)	2.54%	2.70%
Net expenses (d)	0.57%	0.56%	0.55%(e)	0.55%	0.55%
Expenses (before waiver/reimbursement) (d)	0.57%	0.56%	0.56%	0.55%	0.55%
Portfolio turnover rate	92% (f)	17%(f)	64%(f)	12%(f)	7%
Net assets at end of year (in 000’s)	$ 52,552	$ 56,561	$ 64,930	$ 72,924	$ 83,172

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 2.13%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.56%.

(f) The portfolio turnover rates not including mortgage dollar rolls were 80%, 5%, 19% and 11% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.69	$ 10.76	$ 10.90	$ 11.16	$ 11.04

Net investment income (loss) (a)	0.23	0.22	0.21	0.26	0.27
Net realized and unrealized gain (loss) on investments	(0.26)	(0.03)	(0.11)	(0.23)	0.21

Total from investment operations	(0.03)	0.19	0.10	0.03	0.48

Less dividends and distributions:
From net investment income	(0.25)	(0.26)	(0.24)	(0.29)	(0.32)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.25)	(0.26)	(0.24)	(0.29)	(0.36)

Net asset value at end of year	$ 10.41	$ 10.69	$ 10.76	$ 10.90	$ 11.16

Total investment return (b)	(0.31%)	1.86%	0.82%	0.28%	4.35%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19%	2.04%	1.89%(c)	2.29%	2.45%
Net expenses (d)	0.82%	0.81%	0.80%(e)	0.80%	0.80%
Expenses (before waiver/reimbursement) (d)	0.82%	0.81%	0.81%	0.80%	0.80%
Portfolio turnover rate	92% (f)	17%(f)	64%(f)	12%(f)	7%
Net assets at end of year (in 000’s)	$ 159,575	$ 155,477	$ 186,207	$ 178,259	$ 185,243

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.81%.

(f) The portfolio turnover rates not including mortgage dollar rolls were 80%, 5%, 19% and 11% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

Financial Highlights

MainStay VP MacKay High Yield Corporate Bond Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.05	$ 9.99	$ 9.10	$ 9.84	$ 10.26

Net investment income (loss) (a)	0.55	0.58	0.62	0.59	0.61
Net realized and unrealized gain (loss) on investments	(0.68)	0.10	0.85	(0.73)	(0.42)

Total from investment operations	(0.13)	0.68	1.47	(0.14)	0.19

Less dividends:
From net investment income	(0.60)	(0.62)	(0.58)	(0.60)	(0.61)

Net asset value at end of year	$ 9.32	$ 10.05	$ 9.99	$ 9.10	$ 9.84

Total investment return (b)	(1.46%)	6.86%	16.23%	(1.57%)	1.78%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.58%	5.69%	6.41%	5.99%	5.85%
Net expenses (c)	0.58%	0.58%	0.59%	0.58%	0.59%
Portfolio turnover rate	28%	40%	39%	37%	42%
Net assets at end of year (in 000’s)	$ 458,129	$ 574,162	$ 665,881	$ 642,186	$ 641,024

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 9.91	$ 9.86	$ 8.99	$ 9.73	$ 10.16

Net investment income (loss) (a)	0.52	0.55	0.59	0.56	0.58
Net realized and unrealized gain (loss) on investments	(0.66)	0.10	0.83	(0.72)	(0.42)

Total from investment operations	(0.14)	0.65	1.42	(0.16)	0.16

Less dividends:
From net investment income	(0.58)	(0.60)	(0.55)	(0.58)	(0.59)

Net asset value at end of year	$ 9.19	$ 9.91	$ 9.86	$ 8.99	$ 9.73

Total investment return (b)	(1.71%)	6.59%	15.94%	(1.82%)	1.53%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.33%	5.43%	6.15%	5.74%	5.60%
Net expenses (c)	0.83%	0.83%	0.84%	0.83%	0.84%
Portfolio turnover rate	28%	40%	39%	37%	42%
Net assets at end of year (in 000’s)	$ 2,298,144	$ 2,528,783	$ 2,315,441	$ 2,035,855	$ 2,147,611

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP MacKay International Equity Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 17.46	$ 13.24	$ 14.04	$ 13.36	$ 13.81

Net investment income (loss) (a)	0.10	0.07	0.10	0.10	0.12
Net realized and unrealized gain (loss) on investments	(2.00)	4.21	(0.77)	0.75	(0.44)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	0.03	(0.02)	(0.03)	(0.04)

Total from investment operations	(1.94)	4.31	(0.69)	0.82	(0.36)

Less dividends and distributions:
From net investment income	(0.21)	(0.09)	(0.11)	(0.14)	(0.09)
From net realized gain on investments	(0.32)	—	—	—	—

Total dividends and distributions	(0.53)	(0.09)	(0.11)	(0.14)	(0.09)

Net asset value at end of year	$ 14.99	$ 17.46	$ 13.24	$ 14.04	$ 13.36

Total investment return (b)	(11.56%)	32.61%	(4.95%)	6.17%	(2.62%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.55%	0.43%	0.71%(c)	0.74%	0.85%
Net expenses (d)	0.96%	0.96%	0.95%(e)	0.95%	0.95%
Portfolio turnover rate	46%	49%	28%	40%	38%
Net assets at end of year (in 000’s)	$ 158,215	$ 196,676	$ 171,048	$ 243,076	$ 217,936

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.70%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.96%.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 17.32	$ 13.13	$ 13.92	$ 13.24	$ 13.70

Net investment income (loss) (a)	0.05	0.03	0.05	0.07	0.08
Net realized and unrealized gain (loss) on investments	(1.99)	4.18	(0.74)	0.74	(0.44)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	0.03	(0.03)	(0.03)	(0.04)

Total from investment operations	(1.98)	4.24	(0.72)	0.78	(0.40)

Less dividends and distributions:
From net investment income	(0.16)	(0.05)	(0.07)	(0.10)	(0.06)
From net realized gain on investments	(0.32)	—	—	—	—

Total dividends and distributions	(0.48)	(0.05)	(0.07)	(0.10)	(0.06)

Net asset value at end of year	$ 14.86	$ 17.32	$ 13.13	$ 13.92	$ 13.24

Total investment return (b)	(11.78%)	32.28%	(5.17%)	5.90%	(2.86%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32%	0.18%	0.40%(c)	0.48%	0.60%
Net expenses (d)	1.21%	1.21%	1.20%(e)	1.20%	1.20%
Portfolio turnover rate	46%	49%	28%	40%	38%
Net assets at end of year (in 000’s)	$ 258,307	$ 310,793	$ 251,474	$ 300,184	$ 309,428

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 1.21%.

Financial Highlights

MainStay VP MacKay Mid Cap Core Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.57	$ 13.37	$ 13.00	$ 15.83	$ 16.18

Net investment income (loss) (a)	0.16	0.12	0.13	0.13	0.10
Net realized and unrealized gain (loss) on investments	(1.68)	2.42	1.28	(0.73)	2.07

Total from investment operations	(1.52)	2.54	1.41	(0.60)	2.17

Less dividends and distributions:
From net investment income	(0.15)	(0.16)	(0.11)	(0.09)	(0.09)
From net realized gain on investments	(1.96)	(0.18)	(0.93)	(2.14)	(2.43)

Total dividends and distributions	(2.11)	(0.34)	(1.04)	(2.23)	(2.52)

Net asset value at end of year	$ 11.94	$ 15.57	$ 13.37	$ 13.00	$ 15.83

Total investment return (b)	(11.98%)	19.14%	11.17%	(3.68%)	14.38%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%	0.87%	1.09%	0.88%	0.62%
Net expenses (c)	0.86%	0.86%	0.86%	0.86%	0.85%
Expenses (before waiver/reimbursement) (c)	0.88%	0.88%	0.89%	0.88%	0.88%
Portfolio turnover rate	181%	155%	164%	174%	172%
Net assets at end of year (in 000’s)	$ 453,343	$ 503,364	$ 558,783	$ 506,368	$ 440,409

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.35	$ 13.18	$ 12.83	$ 15.64	$ 16.03

Net investment income (loss) (a)	0.12	0.09	0.12	0.09	0.06
Net realized and unrealized gain (loss) on investments	(1.66)	2.38	1.24	(0.71)	2.03

Total from investment operations	(1.54)	2.47	1.36	(0.62)	2.09

Less dividends and distributions:
From net investment income	(0.11)	(0.12)	(0.08)	(0.05)	(0.05)
From net realized gain on investments	(1.96)	(0.18)	(0.93)	(2.14)	(2.43)

Total dividends and distributions	(2.07)	(0.30)	(1.01)	(2.19)	(2.48)

Net asset value at end of year	$ 11.74	$ 15.35	$ 13.18	$ 12.83	$ 15.64

Total investment return (b)	(12.20%)	18.85%	10.89%	(3.92%)	14.10%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	0.64%	0.83%	0.61%	0.37%
Net expenses (c)	1.11%	1.11%	1.11%	1.11%	1.10%
Expenses (before waiver/reimbursement) (c)	1.13%	1.13%	1.14%	1.13%	1.13%
Portfolio turnover rate	181%	155%	164%	174%	172%
Net assets at end of year (in 000’s)	$ 395,800	$ 477,253	$ 435,287	$ 426,143	$ 479,799

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP MacKay S&P 500 Index Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 52.02	$ 44.05	$ 41.29	$ 41.99	$ 37.58

Net investment income (loss) (a)	1.04	0.80	0.70	0.70	0.66
Net realized and unrealized gain (loss) on investments	(3.15)	8.60	4.02	(0.29)	4.34

Total from investment operations	(2.11)	9.40	4.72	0.41	5.00

Less dividends and distributions:
From net investment income	(0.78)	(0.70)	(0.70)	(0.60)	(0.59)
From net realized gain on investments	(1.02)	(0.73)	(1.26)	(0.51)	—

Total dividends and distributions	(1.80)	(1.43)	(1.96)	(1.11)	(0.59)

Net asset value at end of year	$ 48.11	$ 52.02	$ 44.05	$ 41.29	$ 41.99

Total investment return (b)	(4.52%)	21.49%	11.62%	1.10%	13.35%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95%	1.65%	1.66%	1.67%	1.68%
Net expenses (c)	0.16%	0.22%	0.28%	0.27%	0.28%
Expenses (before waiver/reimbursement) (c)	0.19%	0.23%	0.28%	0.27%	0.28%
Portfolio turnover rate	9%	3%	3%	3%	3%
Net assets at end of year (in 000’s)	$ 1,001,911	$ 1,156,346	$ 899,633	$ 1,017,929	$ 890,188

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 51.66	$ 43.80	$ 41.08	$ 41.79	$ 37.44

Net investment income (loss) (a)	0.90	0.67	0.59	0.60	0.56
Net realized and unrealized gain (loss) on investments	(3.13)	8.54	4.00	(0.28)	4.30

Total from investment operations	(2.23)	9.21	4.59	0.32	4.86

Less dividends and distributions:
From net investment income	(0.67)	(0.62)	(0.61)	(0.52)	(0.51)
From net realized gain on investments	(1.02)	(0.73)	(1.26)	(0.51)	—

Total dividends and distributions	(1.69)	(1.35)	(1.87)	(1.03)	(0.51)

Net asset value at end of year	$ 47.74	$ 51.66	$ 43.80	$ 41.08	$ 41.79

Total investment return (b)	(4.76%)	21.19%	11.34%	0.85%	13.06%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%	1.40%	1.41%	1.42%	1.43%
Net expenses (c)	0.41%	0.47%	0.53%	0.52%	0.53%
Expenses (before waiver/reimbursement) (c)	0.44%	0.48%	0.53%	0.52%	0.53%
Portfolio turnover rate	9%	3%	3%	3%	3%
Net assets at end of year (in 000’s)	$ 920,531	$ 897,611	$ 613,011	$ 476,730	$ 423,009

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP MacKay Small Cap Core Portfolio

(Selected per share data and ratios)

	Year ended December 31,		May 2, 2016* through December 31,

Initial Class	2018	2017	2016

Net asset value at beginning of period	$ 13.16	$ 11.73	$ 10.00

Net investment income (loss) (a)	0.04	0.01	0.03
Net realized and unrealized gain (loss) on investments	(1.71)	1.63	1.88

Total from investment operations	(1.67)	1.64	1.91

Less dividends and distributions:
From net investment income	—	—	(0.02)
From net realized gain on investments	(1.67)	(0.21)	(0.16)

Total dividends and distributions	(1.67)	(0.21)	(0.18)

Net asset value at end of period	$ 9.82	$ 13.16	$ 11.73

Total investment return (b)	(15.11%)	13.93%	19.14%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33%	0.10%	0.39%††
Net expenses (c)	0.90%	0.90%	1.00%††
Portfolio turnover rate	161%	159%	180%
Net assets at end of period (in 000’s)	$ 123,857	$ 180,840	$ 164,253

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,		May 2, 2016* through December 31,

Service Class	2018	2017	2016

Net asset value at beginning of period	$ 13.11	$ 11.72	$ 10.00

Net investment income (loss) (a)	0.01	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	(1.69)	1.62	1.88

Total from investment operations	(1.68)	1.60	1.89

Less dividends and distributions:
From net investment income	—	—	(0.01)
From net realized gain on investments	(1.67)	(0.21)	(0.16)

Total dividends and distributions	(1.67)	(0.21)	(0.17)

Net asset value at end of period	$ 9.76	$ 13.11	$ 11.72

Total investment return (b)	(15.32%)	13.64%	18.95%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.09%	(0.15%)	0.16%††
Net expenses (c)	1.15%	1.15%	1.25%††
Portfolio turnover rate	161%	159%	180%
Net assets at end of period (in 000’s)	$ 136,965	$ 176,295	$ 175,015

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP MacKay Unconstrained Bond Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.06	$ 9.90	$ 9.54	$ 10.12	$ 10.32

Net investment income (loss) (a)	0.30	0.29	0.37	0.40	0.45
Net realized and unrealized gain (loss) on investments	(0.43)	0.18	0.33	(0.66)	(0.28)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.01	0.02	0.03

Total from investment operations	(0.13)	0.47	0.71	(0.24)	0.20

Less dividends and distributions:
From net investment income	(0.33)	(0.31)	(0.35)	(0.34)	(0.40)

Net asset value at end of year	$ 9.60	$ 10.06	$ 9.90	$ 9.54	$ 10.12

Total investment return (b)	(1.21%)	4.81%	7.50%	(2.42%)	1.92%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.04%	2.89%	3.80%	4.01%	4.31%
Net expenses (excluding short sale expenses) (c)	0.60%	0.60%	0.62%	0.62%	0.64%
Expenses (including short sales expenses) (c)	0.75%	0.67%	0.72%	0.65%	0.64%
Short sale expenses	0.15%	0.07%	0.10%	0.03%	—
Portfolio turnover rate	33%	32%	34%	26%	18%
Net assets at end of year (in 000’s)	$ 116,901	$ 137,454	$ 122,586	$ 129,311	$ 166,855

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.03	$ 9.87	$ 9.51	$ 10.09	$ 10.29

Net investment income (loss) (a)	0.28	0.26	0.34	0.38	0.42
Net realized and unrealized gain (loss) on investments	(0.43)	0.19	0.33	(0.66)	(0.28)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.01	0.02	0.03

Total from investment operations	(0.15)	0.45	0.68	(0.26)	0.17

Less dividends and distributions:
From net investment income	(0.31)	(0.29)	(0.32)	(0.32)	(0.37)

Net asset value at end of year	$ 9.57	$ 10.03	$ 9.87	$ 9.51	$ 10.09

Total investment return (b)	(1.46%)	4.55%	7.23%	(2.66%)	1.67%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.79%	2.64%	3.54%	3.77%	4.06%
Net expenses (excluding short sales expenses) (c)	0.85%	0.85%	0.87%	0.87%	0.89%
Expenses (including short sales expenses) (c)	1.00%	0.92%	0.97%	0.90%	0.89%
Short sale expenses	0.15%	0.07%	0.10%	0.03%	—
Portfolio turnover rate	33%	32%	34%	26%	18%
Net assets at end of year (in 000’s)	$ 999,100	$ 1,064,435	$ 882,928	$ 748,317	$ 571,281

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses, which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP Mellon Natural Resources Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 7.61	$ 7.67	$ 5.38	$ 8.06	$ 9.97

Net investment income (loss)	0.04	(0.01)	(0.01)	0.04	0.04
Net realized and unrealized gain (loss) on investments	(2.22)	(0.05)	2.34	(2.69)	(1.91)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	(2.18)	(0.06)	2.33	(2.65)	(1.87)

Less dividends:
From net investment income	—	—	(0.04)	(0.03)	(0.04)

Net asset value at end of year	$ 5.43	$ 7.61	$ 7.67	$ 5.38	$ 8.06

Total investment return (a)	(28.65%)(b)	(0.78%)(b)	43.33%	(32.96%)	(18.81%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.59%	(0.10%)	(0.12%)(c)	0.57%	0.38%
Net expenses (d)	0.94%	0.94%	0.93%(e)	0.93%	0.93%
Portfolio turnover rate	78%	17%	40%	21%	33%
Net assets at end of year (in 000’s)	$ 240,067	$ 379,253	$ 432,891	$ 332,823	$ 466,515

‡ Less than one cent per share.

(a) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(b) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.13)%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.94%.

Financial Highlights

MainStay VP Moderate Allocation Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.89	$ 10.57	$ 10.59	$ 12.03	$ 12.61

Net investment income (loss) (a)	0.23	0.20	0.19	0.20	0.23
Net realized and unrealized gain (loss) on investments	(1.16)	1.36	0.48	(0.39)	0.33

Total from investment operations	(0.93)	1.56	0.67	(0.19)	0.56

Less dividends and distributions:
From net investment income	(0.27)	(0.19)	(0.24)	(0.30)	(0.29)
From net realized gain on investments	(0.36)	(0.05)	(0.45)	(0.95)	(0.85)

Total dividends and distributions	(0.63)	(0.24)	(0.69)	(1.25)	(1.14)

Net asset value at end of year	$ 10.33	$ 11.89	$ 10.57	$ 10.59	$ 12.03

Total investment return (b)	(8.40%)	14.97%	6.41%	(1.61%)	4.62%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99%	1.79%	1.76%	1.69%	1.80%
Net expenses (c)	0.02%	0.02%	0.03%	0.02%	0.03%
Portfolio turnover rate	52%	33%	40%	36%	46%
Net assets at end of year (in 000’s)	$ 43,161	$ 49,419	$ 43,873	$ 41,551	$ 41,706

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.79	$ 10.48	$ 10.51	$ 11.95	$ 12.53

Net investment income (loss) (a)	0.20	0.17	0.16	0.17	0.19
Net realized and unrealized gain (loss) on investments	(1.16)	1.36	0.47	(0.39)	0.34

Total from investment operations	(0.96)	1.53	0.63	(0.22)	0.53

Less dividends and distributions:
From net investment income	(0.24)	(0.17)	(0.21)	(0.27)	(0.26)
From net realized gain on investments	(0.36)	(0.05)	(0.45)	(0.95)	(0.85)

Total dividends and distributions	(0.60)	(0.22)	(0.66)	(1.22)	(1.11)

Net asset value at end of year	$ 10.23	$ 11.79	$ 10.48	$ 10.51	$ 11.95

Total investment return (b)	(8.63%)	14.68%	6.14%	(1.86%)	4.35%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.73%	1.53%	1.52%	1.44%	1.51%
Net expenses (c)	0.27%	0.27%	0.28%	0.27%	0.28%
Portfolio turnover rate	52%	33%	40%	36%	46%
Net assets at end of year (in 000’s)	$ 1,103,235	$ 1,288,895	$ 1,171,213	$ 1,137,619	$ 1,154,403

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP Moderate Growth Allocation Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 12.61	$ 11.00	$ 11.08	$ 12.78	$ 13.36

Net investment income (loss) (a)	0.21	0.17	0.18	0.17	0.20
Net realized and unrealized gain (loss) on investments	(1.47)	1.86	0.64	(0.49)	0.39

Total from investment operations	(1.26)	2.03	0.82	(0.32)	0.59

Less dividends and distributions:
From net investment income	(0.24)	(0.18)	(0.24)	(0.30)	(0.25)
From net realized gain on investments	(0.54)	(0.24)	(0.66)	(1.08)	(0.92)

Total dividends and distributions	(0.78)	(0.42)	(0.90)	(1.38)	(1.17)

Net asset value at end of year	$ 10.57	$ 12.61	$ 11.00	$ 11.08	$ 12.78

Total investment return (b)	(10.73%)	18.62%	7.56%	(2.35%)	4.59%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71%	1.43%	1.60%	1.38%	1.51%
Net expenses (c)	0.02%	0.02%	0.03%	0.02%	0.03%
Portfolio turnover rate	44%	31%	33%	34%	44%
Net assets at end of year (in 000’s)	$ 80,133	$ 90,089	$ 76,025	$ 68,000	$ 66,849

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 12.49	$ 10.90	$ 10.99	$ 12.68	$ 13.28

Net investment income (loss) (a)	0.17	0.14	0.14	0.14	0.17
Net realized and unrealized gain (loss) on investments	(1.44)	1.84	0.64	(0.47)	0.38

Total from investment operations	(1.27)	1.98	0.78	(0.33)	0.55

Less dividends and distributions:
From net investment income	(0.21)	(0.15)	(0.21)	(0.28)	(0.23)
From net realized gain on investments	(0.54)	(0.24)	(0.66)	(1.08)	(0.92)

Total dividends and distributions	(0.75)	(0.39)	(0.87)	(1.36)	(1.15)

Net asset value at end of year	$ 10.47	$ 12.49	$ 10.90	$ 10.99	$ 12.68

Total investment return (b)	(10.95%)	18.32%	7.30%	(2.59%)	4.33%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	1.17%	1.32%	1.13%	1.28%
Net expenses (c)	0.27%	0.27%	0.28%	0.27%	0.28%
Portfolio turnover rate	44%	31%	33%	34%	44%
Net assets at end of year (in 000’s)	$ 1,849,974	$ 2,263,952	$ 1,990,699	$ 1,869,969	$ 1,855,721

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP PIMCO Real Return Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 8.54	$ 8.40	$ 8.11	$ 8.71	$ 9.44

Net investment income (loss) (a)	0.23	0.23	0.17	0.11	0.26
Net realized and unrealized gain (loss) on investments	(0.53)	0.15	0.21	(0.51)	(0.18)
Net realized and unrealized gain (loss) on foreign currency transactions	0.10	(0.09)	0.05	0.19	0.18

Total from investment operations	(0.20)	0.29	0.43	(0.21)	0.26

Less dividends and distributions:
From net investment income	(0.14)	(0.15)	(0.14)	(0.39)	(0.09)
From net realized gain on investments	—	—	—	—	(0.90)

Total dividends and distributions	(0.14)	(0.15)	(0.14)	(0.39)	(0.99)

Net asset value at end of year	$ 8.20	$ 8.54	$ 8.40	$ 8.11	$ 8.71

Total investment return (b)	(2.38%)(c)	3.45%	5.28%	(2.51%)	2.50%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.78%	2.71%	2.05%(d)	1.26%	2.74%
Net expenses (e)	1.43%	1.03%	0.91%(f)	0.72%	0.64%
Interest expense and fees	0.81%	0.42%	0.32%	0.15%	0.08%
Portfolio turnover rate (g)	157%	121%	143%	84%	85%
Net assets at end of year (in 000’s)	$ 44,523	$ 45,563	$ 36,060	$ 68,794	$ 9,479

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 2.04%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 0.92%.

(g) The portfolio turnover rates not including mortgage dollar rolls were 48%, 96%, 91%, 59% and 49% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Financial Highlights

MainStay VP PIMCO Real Return Portfolio

(Selected per share data and ratios)

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 8.53	$ 8.39	$ 8.10	$ 8.70	$ 9.42

Net investment income (loss) (a)	0.21	0.21	0.18	0.05	0.24
Net realized and unrealized gain (loss) on investments	(0.54)	0.15	0.19	(0.46)	(0.18)
Net realized and unrealized gain (loss) on foreign currency transactions	0.10	(0.09)	0.04	0.17	0.18

Total from investment operations	(0.23)	0.27	0.41	(0.24)	0.24

Less dividends and distributions:
From net investment income	(0.11)	(0.13)	(0.12)	(0.36)	(0.06)
From net realized gain on investments	—	—	—	—	(0.90)

Total dividends and distributions	(0.11)	(0.13)	(0.12)	(0.36)	(0.96)

Net asset value at end of year	$ 8.19	$ 8.53	$ 8.39	$ 8.10	$ 8.70

Total investment return (b)	(2.63%)(c)	3.20%	5.03%	(2.76%)	2.26%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53%	2.46%	2.15%(d)	0.56%	2.52%
Net expenses (e)	1.68%	1.28%	1.16%(f)	0.97%	0.87%
Interest expense and fees	0.81%	0.42%	0.32%	0.15%	0.08%
Portfolio turnover rate (g)	157%	121%	143%	84%	85%
Net assets at end of year (in 000’s)	$ 282,052	$ 287,520	$ 282,006	$ 283,273	$ 331,595

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 1.17%.

(g) The portfolio turnover rates not including mortgage dollar rolls were 48%, 96%, 91%, 59% and 49% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Financial Highlights

MainStay VP T. Rowe Price Equity Income Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.10	$ 12.99	$ 11.97	$ 13.90	$ 13.77

Net investment income (loss) (a)	0.29	0.24	0.27	0.25	0.26
Net realized and unrealized gain (loss) on investments	(1.40)	1.83	1.90	(1.21)	0.78
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	0.00	(0.00)	(0.00)	(0.00)

Total from investment operations	(1.11)	2.07	2.17	(0.96)	1.04

Less dividends and distributions:
From net investment income	(0.29)	(0.30)	(0.25)	(0.24)	(0.21)
From net realized gain on investments	(1.31)	(0.66)	(0.90)	(0.73)	(0.70)

Total dividends and distributions	(1.60)	(0.96)	(1.15)	(0.97)	(0.91)

Net asset value at end of year	$ 11.39	$ 14.10	$ 12.99	$ 11.97	$ 13.90

Total investment return (b)	(9.38%)	16.20%	18.82%	(6.78%)	7.74%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.11%	1.78%	2.18%	1.90%	1.89%
Net expenses (c)	0.77%	0.77%	0.78%	0.77%	0.78%
Expenses (before waiver/reimbursement) (c)	0.77%	0.77%	0.78%	0.77%	0.79%
Portfolio turnover rate	22%	24%	23%	42%	18%
Net assets at end of year (in 000’s)	$ 431,672	$ 469,556	$ 472,125	$ 473,818	$ 534,825

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.04	$ 12.94	$ 11.93	$ 13.85	$ 13.73

Net investment income (loss) (a)	0.25	0.21	0.24	0.22	0.23
Net realized and unrealized gain (loss) on investments	(1.39)	1.82	1.89	(1.21)	0.77
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	0.00	(0.00)	(0.00)	(0.00)

Total from investment operations	(1.14)	2.03	2.13	(0.99)	1.00

Less dividends and distributions:
From net investment income	(0.25)	(0.27)	(0.22)	(0.20)	(0.18)
From net realized gain on investments	(1.31)	(0.66)	(0.90)	(0.73)	(0.70)

Total dividends and distributions	(1.56)	(0.93)	(1.12)	(0.93)	(0.88)

Net asset value at end of year	$ 11.34	$ 14.04	$ 12.94	$ 11.93	$ 13.85

Total investment return (b)	(9.61%)	15.91%	18.53%	(7.01%)	7.47%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.84%	1.54%	1.93%	1.64%	1.64%
Net expenses (c)	1.02%	1.02%	1.03%	1.02%	1.03%
Expenses (before waiver/reimbursement) (c)	1.02%	1.02%	1.03%	1.02%	1.04%
Portfolio turnover rate	22%	24%	23%	42%	18%
Net assets at end of year (in 000’s)	$ 257,159	$ 348,450	$ 318,059	$ 281,340	$ 323,002

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP U.S. Government Money Market Portfolio

(Selected per share data and ratios)

Year ended December 31,

	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net investment income (loss)	0.01	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net realized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	0.01	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Less dividends:
From net investment income	(0.01)	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡

Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total investment return (a)	1.38%	0.42%	0.02%	0.01%	0.01%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%	0.41%	0.02%(b)	0.01%	0.01%
Net expenses	0.44%	0.44%	0.39%(c)	0.15%	0.11%
Expenses (before waiver/reimbursement)	0.44%	0.44%	0.49%	0.48%	0.47%
Net assets at end of year (in 000’s)	$ 512,490	$ 496,871	$ 657,487	$ 620,286	$ 578,509

‡ Less than one cent per share.

(a) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 0.01%.

(c) Without the custody fee reimbursement, net expenses would have been 0.40%.

More information about the Portfolios is available free upon request:
STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year, or period, if applicable.

TO OBTAIN INFORMATION

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at nylinvestments.com/vpdocuments.

Other information about the Portfolios (including the SAI) is available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No dealer, sales representative or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given, or made, such other information or representations must not be relied upon as having been authorized by the Fund, New York Life Investments or the Subadvisors. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

MainStay VP Funds Trust

SEC File Number: 811-03833-01

Prospectus for MainStay VP Funds Trust
May 1, 2019

Initial Class and Service Class Shares

Equity Portfolios
MainStay VP Eagle Small Cap Growth Portfolio	MainStay VP MacKay International Equity Portfolio
MainStay VP Emerging Markets Equity Portfolio	MainStay VP MacKay Mid Cap Core Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio	MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio[1]	MainStay VP MacKay Small Cap Core Portfolio
MainStay VP Large Cap Growth Portfolio	MainStay VP Mellon Natural Resources Portfolio
MainStay VP MacKay Common Stock Portfolio	MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP MacKay Growth Portfolio
Mixed Asset Portfolios
MainStay VP Balanced Portfolio	MainStay VP Janus Henderson Balanced Portfolio
MainStay VP Income Builder Portfolio	MainStay VP MacKay Convertible Portfolio
Alternative Portfolios
MainStay VP Cushing® Renaissance Advantage Portfolio	MainStay VP IQ Hedge Multi-Strategy Portfolio
Income Portfolios
MainStay VP Bond Portfolio	MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP Floating Rate Portfolio	MainStay VP MacKay Unconstrained Bond Portfolio
MainStay VP Indexed Bond Portfolio	MainStay VP PIMCO Real Return Portfolio
MainStay VP MacKay Government Portfolio
Money Market Portfolio
MainStay VP U.S. Government Money Market Portfolio
Asset Allocation Portfolios
MainStay VP Conservative Allocation Portfolio	MainStay VP Moderate Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio	MainStay VP Growth Allocation Portfolio

1 Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.

Shares of the Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. The availability of the Portfolios and share classes as underlying investment options may vary by policy and jurisdiction. Each policy involves fees and expenses not described in this Prospectus. Please read the prospectus for the applicable policy for more information, including fees and expenses.

Shares of certain Portfolios are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Equity

Mixed Asset

MainStay VP Balanced Portfolio	62
MainStay VP Income Builder Portfolio	68
MainStay VP Janus Henderson Balanced Portfolio	74
MainStay VP MacKay Convertible Portfolio	79

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio	84
MainStay VP IQ Hedge Multi-Strategy Portfolio	91

Income

MainStay VP Bond Portfolio	101
MainStay VP Floating Rate Portfolio	106
MainStay VP Indexed Bond Portfolio	111
MainStay VP MacKay Government Portfolio	116
MainStay VP MacKay High Yield Corporate Bond Portfolio	121
MainStay VP MacKay Unconstrained Bond Portfolio	126
MainStay VP PIMCO Real Return Portfolio	133

Money Market

MainStay VP U.S. Government Money Market Portfolio	139

Asset Allocation

MainStay VP Eagle Small Cap Growth Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.81%	0.81%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.85%	1.10%

1. The management fee is as follows: 0.81% on assets up to $1 billion; and 0.785% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 87	$ 271	$ 471	$ 1,049
Service Class	$ 112	$ 350	$ 606	$ 1,340
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in small capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company in the Russell 2000® Growth Index at the time of the Portfolio's investment (approximately $8.7 billion as of February 28, 2019). The Portfolio may invest in securities of U.S. and foreign companies.

Investment Process: When making its investment decisions, Eagle Asset Management, Inc., the Portfolio's Subadvisor, generally focuses on investing in the securities of companies that the Subadvisor believes have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. The Subadvisor utilizes a "bottom up" approach to identifying companies in which it invests and performs proprietary investment research. A bottom-up method of analysis de-emphasizes the significance of broader economic events and circumstances because the primary focus is on the individual companies rather than the industry in which that company operates or the economy as a whole. The Portfolio may sell securities when they no longer meet the Subadvisor's investment criteria. Although the Subadvisor generally does not emphasize investment in any particular sector or industry, the Portfolio may invest a significant portion of its assets in the securities of companies in the information technology sector at any given time.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the

4

MainStay VP Eagle Small Cap Growth Portfolio

market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Sector Risk: To the extent the Portfolio focuses its investments in particular sectors of the economy, the Portfolio’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Portfolio held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are

5

MainStay VP Eagle Small Cap Growth Portfolio

not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 2000® Growth Index as its primary benchmark. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
1Q/13	12.61%
Worst Quarter
4Q/18	-21.46%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-8.88%	4.58%	7.43%
Service Class	2/17/2012	-9.11%	4.32%	7.16%
Russell 2000® Growth Index (reflects no deductions for fees, expenses, or taxes)		-9.31%	5.13%	9.55%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Eagle Asset Management, Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Eagle Asset Management, Inc.	Bert L. Boksen, Managing Director and Portfolio Manager	Since 2012
	Eric Mintz, Portfolio Co-Manager	Since 2012
	Christopher Sassouni, Portfolio Co-Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

6

MainStay VP Eagle Small Cap Growth Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

7

MainStay VP Emerging Markets Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	1.15%	1.40%

1. The management fee is as follows: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 117	$ 365	$ 633	$ 1,398
Service Class	$ 143	$ 443	$ 766	$ 1,680
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 135% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity and equity-related securities, including preferred stock, of companies located in or associated with emerging market countries. The Portfolio may invest in securities issued by entities without regard to market capitalization, including smaller companies. These securities may be denominated in U.S. or non-U.S. currencies. The Portfolio may also invest in exchange-traded funds to obtain this exposure or for other investment purposes. The Portfolio may also invest in American Depositary Receipts, Global Depositary Receipts and non-voting Depositary Receipts.

The Portfolio utilizes two Subadvisors, MacKay Shields LLC (“MacKay Shields”) and Candriam Belgium, with investment processes and styles that New York Life Investment Management LLC, the Portfolio’s Manager, believes are complementary. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time.

Each Subadvisor has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors, such as the development of a country’s financial and capital markets, and inclusion of a country in an index representative of emerging markets.

At times, the Portfolio might increase the relative exposure to investments in a particular region or country. The Portfolio may invest up to 20% of its net assets in securities that are not issued by entities in, or tied economically to, emerging markets. These investments may include equity securities, U.S. government and agency securities and short-term investments such as cash and cash equivalents.

The Portfolio may also make use of derivative financial instruments for the purpose of hedging or exposure, such as futures, options, swaps, and forwards.

8

MainStay VP Emerging Markets Equity Portfolio

Each Subadvisor may sell a security or reduce its position if it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

MacKay Shields’ Investment Strategies & Process: Using an objective, disciplined and broadly applied process, MacKay Shields selects securities that it believes have the most potential to appreciate in value, while seeking to limit exposure to risk. MacKay Shields seeks to control exposure to risk through, among other things, country, sector and industry constraints. These constraints may limit MacKay Shields’ ability to overweight or underweight particular sectors or industries relative to the Portfolio’s benchmark, the MSCI Emerging Markets Index (the “Index”). MacKay Shields will further seek to reduce risk by diversifying assets over a large number of securities. MacKay Shields seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued securities which it believes have a high probability of providing returns greater than the Index. MacKay Shields uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria, and also conducts a qualitative review of the results of the quantitative analysis. In certain cases, MacKay Shields may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. MacKay Shields regularly evaluates the quantitative model and, from time to time, may adjust the metrics and data underlying its quantitative analysis for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

Based on quantitative and qualitative analysis, MacKay Shields overweights, relative to the Index, equity securities that it believes have a high probability of providing a total return greater than the Index. Also, MacKay Shields will underweight securities that it believes are likely to underperform.

Candriam Belgium’s Investment Strategies & Process: In managing its portion of the Portfolio, Candriam Belgium seeks to create medium to longer-term capital appreciation through investments in emerging market companies that are considered to generate high, and growing, levels of profits. This is achieved by constructing a diversified, conviction-based portfolio, aiming for consistent risk-adjusted returns greater than the Index.

Investment opportunities are identified via a thematic approach combined with a bottom-up stock selection methodology based on a proprietary quantitative screening platform to identify companies with attractive profitability levels and sustainable growth trends relative to their country and/or sector, and with market capitalizations at the time of investment of $500 million or more. Additionally, this proprietary quantitative screening platform also seeks to limit exposure to industries which do not satisfy Candriam Belgium’s environmental, social or governance (“ESG”) criteria such as certain types of extractive industries, tobacco-related industries and industries related to chemical, biological or white phosphorus weapons. Return on equity, sustainable growth at a reasonable price, earnings and earnings revisions are central to the screening. Quality and return potential of the candidate investments are validated through further fundamental stock analysis and an appropriate fit with the preferred investment themes.

Sector, currency, regional and country deviations are kept within predetermined limits relative to the Index. Candriam Belgium seeks to reduce risk by diversifying its portion of the Portfolio over a large number of securities.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisors may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

9

MainStay VP Emerging Markets Equity Portfolio

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations. To the extent that a Subadvisor determines not to pursue an investment opportunity for nonfinancial reasons, such as its ESG criteria, the Portfolio may forgo some market opportunities available to other funds. As a result, the Portfolio may underperform similar funds that do not take into account non-financial reasons, such as ESG criteria.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Preferred Shares Risk: Preferred shares represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share's price when interest rates decline.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation) credit risk, maturity risk, market risk, interest rate risk, and call risk. Interest rates in the United States are near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for the Portfolio to sell its bond holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

10

MainStay VP Emerging Markets Equity Portfolio

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisors believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower than that of funds that invest in other types of equity securities.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Geographic Focus Risk: Issuers that operate in a single country, a small number of countries, or a particular geographic region can be affected similarly by the market, currency, political, economic, regulatory, geopolitical and other conditions in such country or region, and the Portfolio’s performance will be affected by the conditions, in the countries or regions to which the Portfolio is exposed. To the extent the Portfolio focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI Emerging Markets Index as its primary benchmark. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective January 13, 2015, the Portfolio changed its subadvisors and revised its principal investment strategies. The performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.

11

MainStay VP Emerging Markets Equity Portfolio

In addition, one of the Portfolio’s subadvisors changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
1Q/17	14.52%
Worst Quarter
3Q/15	-17.32%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-20.55%	-2.28%	-2.29%
Service Class	2/17/2012	-20.74%	-2.53%	-2.54%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses, or taxes)		-14.58%	1.65%	1.07%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC and Candriam Belgium serve as the Subadvisors. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisors	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Ping Wang, Director	Since 2017
	Rui Tang, Director	Since 2018
Candriam Belgium	Jan Boudewijns, Head of Emerging Markets Equity Management	Since 2015
	Philip Screve, Senior Fund Manager	Since 2015
	Mohamed Lamine Saidi, Senior Fund Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

12

MainStay VP Emerging Markets Equity Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

13

MainStay VP Epoch U.S. Equity Yield Portfolio

Investment Objective

The Portfolio seeks current income and capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.69%	0.69%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.71%	0.96%
Waiver / Reimbursement[2]	(0.03)%	(0.03)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.68%	0.93%

1. The management fee is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Initial Class shares. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 69	$ 224	$ 392	$ 880
Service Class	$ 95	$ 303	$ 528	$ 1,175
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio generally invests in a diversified portfolio consisting of equity securities of U.S. companies that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying U.S. companies across all market capitalizations. Generally, U.S. companies are companies organized in the U.S. that trade primarily in U.S. securities markets. The Portfolio may invest up to 15% of its net assets in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets.

Investment Process: Epoch Investment Partners, Inc., the Portfolio's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have management teams that allocate free cash flow effectively to create shareholder value.

14

MainStay VP Epoch U.S. Equity Yield Portfolio

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management. The Subadvisor evaluates whether a company has a focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Dividend-Paying Stock Risk: The Portfolio’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Portfolio to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Portfolio to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received by the Portfolio may not qualify as income for Portfolio investors.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These

15

MainStay VP Epoch U.S. Equity Yield Portfolio

risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Portfolio has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid cap stocks. It is designed to reflect the performance of equities in the MSCI USA Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid cap USA equity universe. It is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints).

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio replaced its subadvisor, effective January 9, 2017, and modified its principal investment strategies as of March 13, 2017. The past performance in the bar chart and table prior to those dates reflects the Portfolio’s prior subadvisor and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	15.90%
Worst Quarter
3Q/11	-17.08%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1998	-5.23%	4.33%	10.86%
Service Class	6/5/2003	-5.46%	4.06%	10.58%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)		-8.27%	5.95%	11.18%
U.S. Equity Yield Composite Index (reflects no deductions for fees, expenses, or taxes)		-1.60%	8.97%	12.40%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Epoch Investment Partners, Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

16

MainStay VP Epoch U.S. Equity Yield Portfolio

Subadvisor	Portfolio Managers	Portfolio Service Date
Epoch Investment Partners, Inc.	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2017
	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2017
	John Tobin, Managing Director	Since 2017
	Kera Van Valen, Managing Director	Since 2017
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

17

MainStay VP Fidelity Institutional AM® Utilities Portfolio

(formerly known as MainStay VP MFS® Utilities Portfolio)

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.64%	0.64%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.68%	0.93%

1. The management fee is as follows: 0.64% on assets up to $1 billion; 0.61% on assets from $1 billion to $3 billion; and 0.60% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 69	$ 218	$ 379	$ 847
Service Class	$ 95	$ 296	$ 515	$ 1,143
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowing for investment purposes) in securities of issuers in the utilities group of industries and companies deriving a majority of their revenues from their utility operations.

These companies may include, for example, companies that produce electricity, including nuclear and non-nuclear facilities; companies that distribute and transmit natural and manufactured gas; water treatment and other utility companies; and other companies that operate as independent power producers, gas and power marketing and trading specialists and/or integrated energy merchants. The Portfolio will invest at least 25% of its total assets (concentrate its investments) in securities issued by companies in the utilities group of industries. In addition to concentrating on particular industries, the Portfolio may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The Portfolio is non-diversified, which means it may invest a greater percentage of its assets in a limited number of issuers than a diversified fund.

FIAM LLC, the Portfolio’s Subadvisor, does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security’s market value.

The Subadvisor normally invests the Portfolio’s assets primarily in equity securities.

The Portfolio may invest in domestic and foreign securities without limitation.

18

MainStay VP Fidelity Institutional AM® Utilities Portfolio

The Subadvisor may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease a fund’s exposure to changing security prices or other factors that affect security values.

Investment Process: In buying and selling securities for the Portfolio, the Subadvisor relies on fundamental analysis, which involves a bottom-up assessment, including macro and quantitative support, of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

The energy markets have experienced significant volatility, including significant swings in the price of crude oil and natural gas prices, and may experience and have historically experienced relatively high volatility for prolonged periods as a result of factors such as supply, technology, regulation, and market collusion. Such conditions may negatively impact the Portfolio and its shareholders. The Subadvisor may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolio's performance will correlate with any increase in oil and gas prices.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Utilities Risk: The Portfolio's performance will be closely tied to the performance of utilities issuers and, as a result, can be more volatile than the performance of more broadly-diversified funds. The prices of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors.

Concentration Risk: Because the Portfolio focuses its investments in a specific industry or group of industries, the Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the industries in which it invests. The Portfolio is subject to the risk that: (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries.

Non-Diversification Risk: The Portfolio is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. A non-diversified fund may have a significant portion of its investments in a smaller number of issuers than a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Portfolio, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Portfolio.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

19

MainStay VP Fidelity Institutional AM® Utilities Portfolio

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

The utilities group of industries is subject to significant government regulation and oversight, including regulatory limits on rates, profits and the ability to pay dividends to investors as well as restrictions on a company’s access to new markets, which may adversely affect the Portfolio’s investments in utilities issuers. In addition, deregulation of the utilities group of industries may subject utility companies to greater competition and may reduce their profitability. Together, these risks subject utilities issuers to uncertainty and may result in increased price volatility of securities of issuers in the utilities group of industries.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Derivatives may also increase the expenses of the Portfolio.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI USA IMI Utilities 25/50 Index as its primary benchmark as a replacement for the Dow Jones Global Utilities Index because it believes that the MSCI USA IMI Utilities 25/50 Index is more reflective of its current investment style. The MSCI USA IMI Utilities 25/50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of utilities companies in the MSCI U.S. Investable Market 2500 Index.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio replaced its subadvisor, modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor, principal investment strategies and diversification status.

20

MainStay VP Fidelity Institutional AM® Utilities Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
2Q/14	10.01%
Worst Quarter
3Q/15	-11.63%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	0.80%	4.45%	7.37%
Service Class	2/17/2012	0.55%	4.20%	7.10%
MSCI USA IMI Utilities 25/50 Index (reflects no deductions for fees, expenses, or taxes)		4.54%	10.86%	10.75%
Dow Jones Global Utilities Index (reflects no deductions for fees, expenses, or taxes)		0.66%	5.87%	6.03%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. FIAM LLC serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
FIAM LLC	Douglas Simmons, Portfolio Manager	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

21

MainStay VP Fidelity Institutional AM® Utilities Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

22

MainStay VP Large Cap Growth Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.74%	0.74%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.76%	1.01%

1. The management fee is as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $750 million; 0.71% on assets from $750 million to $1 billion; 0.70% on assets from $1 billion to $2 billion; 0.66% on assets from $2 billion to $3 billion; 0.61% on assets from $3 billion to $7 billion; 0.585% on assets from $7 billion to $9 billion; and 0.575% on assets over $9 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 78	$ 243	$ 422	$ 942
Service Class	$ 103	$ 322	$ 558	$ 1,236
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in large capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase. Typically, Winslow Capital Management, LLC, the Portfolio's Subadvisor, invests substantially all of the Portfolio's investable assets in domestic securities. However, the Portfolio is permitted to invest up to 20% of its net assets in foreign securities, which are generally securities issued by companies organized outside the United States or that trade primarily in non-U.S. securities markets.

Investment Process: The Portfolio invests in those companies that the Subadvisor believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term. The Subadvisor seeks to invest in companies that have the potential for above-average future earnings and cash flow growth with management focused on shareholder value.

When purchasing stocks for the Portfolio, the Subadvisor looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; leads or gains in market share; identifiable and sustainable competitive advantages; managed by a team that can perpetuate the firm's competitive advantages; high, and preferably rising, returns on invested capital; deploys excess cash flow to enhance shareholder return; and demonstrates sound corporate governance. The Subadvisor may give consideration to certain environmental, social, and governance (“ESG”) criteria when evaluating an investment opportunity.

23

MainStay VP Large Cap Growth Portfolio

The Subadvisor takes a "bottom-up" investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

Under normal market conditions, the Subadvisor employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, or the position exceeds limits set by the Subadvisor.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. To the extent that the Subadvisor determines not to pursue an investment opportunity for nonfinancial reasons, such as its ESG criteria, the Portfolio may forgo some market opportunities available to other funds. As a result, the Portfolio may underperform similar funds that do not take into account non-financial reasons, such as ESG criteria.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The

24

MainStay VP Large Cap Growth Portfolio

Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
1Q/12	17.24%
Worst Quarter
4Q/18	-15.92%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1998	3.57%	9.50%	14.70%
Service Class	6/6/2003	3.31%	9.22%	14.42%
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)		-1.51%	10.40%	15.29%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Winslow Capital Management, LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Winslow Capital Management, LLC	Justin H. Kelly, Chief Executive Officer & Chief Investment Officer	Since 2005
	Patrick M. Burton, Senior Managing Director	Since 2013
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

25

MainStay VP Large Cap Growth Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

26

MainStay VP MacKay Common Stock Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.54%	0.54%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.57%	0.82%

1. The management fee is as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 58	$ 183	$ 318	$ 714
Service Class	$ 84	$ 262	$ 455	$ 1,014
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 125% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks. The Portfolio primarily invests in common stocks of U.S. companies with market capitalizations that, at the time of investment, are similar to companies in the Standard & Poor's 500® Index ("S&P 500® Index”) (which ranged from $4.6 billion to $860.7 billion as of February 28, 2019) and the Russell 1000® Index (which ranged from $449.5 million to $860.7 billion as of February 28, 2019).

Investment Process: Using an objective, disciplined and broadly-applied process, MacKay Shields LLC, the Portfolio’s Subadvisor, selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Portfolio's exposure to risk by seeking to construct a broadly-diversified portfolio of securities issued by a large number of companies, across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

27

MainStay VP MacKay Common Stock Portfolio

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the Russell 1000® Index as its secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest companies based on a combination of their market cap and current index membership.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

28

MainStay VP MacKay Common Stock Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	15.26%
Worst Quarter
4Q/18	-14.81%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/23/1984	-5.84%	7.83%	12.44%
Service Class	6/5/2003	-6.08%	7.56%	12.16%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)		-4.78%	8.21%	13.28%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Migene Kim, Managing Director	Since 2007
	Mona Patni, Director	Since 2014
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

29

MainStay VP MacKay Common Stock Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

30

MainStay VP MacKay Growth Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.69%	0.69%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.73%	0.98%

1. The management fee is as follows: 0.70% on assets up to $500 million; 0.65% on assets from $500 million to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 75	$ 233	$ 406	$ 906
Service Class	$ 100	$ 312	$ 542	$ 1,201
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in common stocks of large capitalization growth companies with market capitalizations that, at the time of investment, are similar to companies in the Russell 1000® Growth Index (which ranged from $449.5 million to $860.7 billion as of February 28, 2019).

Investment Process: Using an objective, disciplined and broadly-applied process, MacKay Shields LLC, the Portfolio’s Subadvisor, selects large capitalization securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Portfolio’s exposure to risk by seeking to construct a broadly-diversified portfolio of securities issued by companies, across sectors and industries using quantitative analysis to identify undervalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

31

MainStay VP MacKay Growth Portfolio

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective January 11, 2013 and July 29, 2016, the Portfolio modified its principal investment strategies in connection with changes in the Portfolio's Subadvisor. The past performance in the bar chart and table reflect the Subadvisors and strategies in place during their respective time periods.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

32

MainStay VP MacKay Growth Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
1Q/12	16.18%
Worst Quarter
4Q/18	-18.28%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	-4.24%	6.95%	11.53%
Service Class	6/5/2003	-4.48%	6.69%	11.26%
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)		-1.51%	10.40%	15.29%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Migene Kim, Managing Director	Since 2016
	Mona Patni, Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

33

MainStay VP MacKay Growth Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

34

MainStay VP MacKay International Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.89%	0.89%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.96%	1.21%

1. The management fee is as follows: 0.89% on assets up to $500 million; and 0.85% on assets over $500 million.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 98	$ 306	$ 531	$ 1,178
Service Class	$ 123	$ 384	$ 665	$ 1,466
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in those companies that meet the quality and valuation criteria of MacKay Shields LLC, the Portfolio's Subadvisor.

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of issuers, wherever organized, which operate mainly outside the United States. The Portfolio invests in securities of companies which conduct business in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. The Portfolio may also invest in exchange-traded funds ("ETFs") to obtain this exposure or for other investment purposes.

Investment Process: The Subadvisor seeks to identify investment opportunities through “bottom-up” analysis and fundamental research. The Subadvisor performs research to identify reasonably priced companies with competitive market advantages that it believes are able to benefit from long-term market trends and that the Subadvisor believes are able to sustainably grow earnings over time regardless of economic climate. Allocations to countries and industries are also a result of the "bottom-up" stock selection process and, as a result, may deviate from the country and industry weightings in the benchmark. The Portfolio may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with lower operating margins, more highly leveraged balanced sheets, or more economic sensitivity.

Generally, the Portfolio seeks to limit its investments in securities of: (i) any one company; (ii) companies in the same industry; (iii) companies located in any one country; and (iv) companies located in emerging markets (currently limited to 25% of the Portfolio’s assets measured at the time of investment).

35

MainStay VP MacKay International Equity Portfolio

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, whether the security has approached full valuation, if the investment thesis is invalidated, if superior opportunities to redeploy exist or emerge, or if industry group or country weights or individual positions need to be adjusted.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

36

MainStay VP MacKay International Equity Portfolio

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI ACWI® (All Country World Index) Ex U.S. as its primary benchmark. The MSCI ACWI® Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The Portfolio has selected the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	17.53%
Worst Quarter
3Q/11	-18.93%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1995	-11.56%	2.88%	5.24%
Service Class	6/5/2003	-11.78%	2.63%	4.98%
MSCI ACWI® Ex U.S. Index (reflects no deductions for fees, expenses, or taxes)		-14.20%	0.68%	6.57%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Carlos Garcia-Tunon, Senior Managing Director	Since 2013
	Ian Murdoch, Director	Since 2017
	Lawrence Rosenberg, Director	Since 2017
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

37

MainStay VP MacKay International Equity Portfolio

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

38

MainStay VP MacKay Mid Cap Core Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.88%	1.13%
Waiver / Reimbursement[2]	(0.02)%	(0.02)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.86%	1.11%

1. The management fee is as follows: 0.85% on assets up to $1 billion; 0.80% on assets from $1 billion to $2 billion; and 0.775% on assets over $2 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.86% and 1.11%, respectively of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 88	$ 279	$ 486	$ 1,082
Service Class	$ 113	$ 357	$ 620	$ 1,373
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 181% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap® Index (which ranged from $449.5 million to $77.5 billion as of February 28, 2019), and invests primarily in common stocks of U.S. companies.

Investment Process: Investments are selected using an objective, disciplined and broadly-applied process, while limiting exposure to risk. MacKay Shields LLC, the Portfolio's Subadvisor, seeks to control the Portfolio's exposure to risk by seeking to construct a broadly diversified portfolio of securities issued by a large number of companies across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from

39

MainStay VP MacKay Mid Cap Core Portfolio

time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell Midcap® Index as its primary benchmark. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest companies based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies.

40

MainStay VP MacKay Mid Cap Core Portfolio

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	20.89%
Worst Quarter
3Q/11	-19.58%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	7/2/2001	-11.98%	5.14%	13.43%
Service Class	6/5/2003	-12.20%	4.87%	13.14%
Russell Midcap® Index (reflects no deductions for fees, expenses, or taxes)		-9.06%	6.26%	14.03%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Migene Kim, Managing Director	Since 2007
	Mona Patni, Director	Since 2014
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

41

MainStay VP MacKay Mid Cap Core Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

42

MainStay VP MacKay S&P 500 Index Portfolio

Investment Objective

The Portfolio seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.16%	0.16%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.19%	0.44%
Waiver / Reimbursement[2]	(0.03)%	(0.03)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.16%	0.41%

1. The management fee is as follows: 0.16% on assets up to $2.5 billion; and 0.15% on assets over $2.5 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.16% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Service Class shares. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 16	$ 58	$ 104	$ 240
Service Class	$ 42	$ 138	$ 243	$ 552
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in stocks as represented in the Standard & Poor's 500® Index ("S&P 500® Index”) in the same proportion, to the extent feasible.

The Portfolio may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves, while being fully invested, to facilitate trading or to reduce transaction costs. The Portfolio may invest in such derivatives to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Investment Process: MacKay Shields LLC, the Portfolio's Subadvisor, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500® Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500® Index. The correlation between the investment performance of the Portfolio and the S&P 500® Index is expected to be at least 0.95, before charges, fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation,

43

MainStay VP MacKay S&P 500 Index Portfolio

which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Index Strategy Risk: The Portfolio employs an index strategy that seeks to invest in stocks as represented in the S&P 500® Index. If the value of the S&P 500® Index declines, the net asset value of shares of the Portfolio will also decline. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the Index.

Correlation Risk: The Portfolio's ability to track the S&P 500® Index may be affected by, among other things, transaction costs; changes in either the composition of the S&P 500® Index or the number of shares outstanding for the components of the S&P 500® Index; and timing and amount of purchases and redemptions of the Portfolio's shares. Therefore, there is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500® Index.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

44

MainStay VP MacKay S&P 500 Index Portfolio

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	15.85%
Worst Quarter
3Q/11	-13.92%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	-4.52%	8.21%	12.83%
Service Class	6/5/2003	-4.76%	7.94%	12.54%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Francis J. Ok, Managing Director	Since 2004
	Lee Baker, Director	Since 2008
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

45

MainStay VP MacKay S&P 500 Index Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

46

MainStay VP MacKay Small Cap Core Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.83%	1.08%
Waiver / Reimbursement[2]	(0.03)%	(0.03)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.80%	1.05%

1. Restated to reflect current management fees. The management fee is as follows: 0.80% on assets up to $1 billion; 0.775% on assets from $1 billion to $2 billion; and 0.75% on assets over $2 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.80% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Service Class shares. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 82	$ 262	$ 458	$ 1,023
Service Class	$ 107	$ 340	$ 593	$ 1,314
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 161% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell 2000® Index, and invests primarily in common stocks of U.S. companies. As of February 28, 2019, companies in the Russell 2000® Index had market capitalizations ranging from $10 million to $8.7 billion.

Investment Process: MacKay Shields LLC, the Portfolio's Subadvisor, seeks to construct a broadly diversified portfolio across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying

47

MainStay VP MacKay Small Cap Core Portfolio

its quantitative analysis or model for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions. Using an objective, disciplined and broadly-applied process, the Subadvisor selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Portfolio’s exposure to risk by diversifying the Portfolio’s investments over securities issued by a large number of companies.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 2000® Index as its primary benchmark. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of

48

MainStay VP MacKay Small Cap Core Portfolio

the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2017-2018)

Best Quarter
2Q/18	9.04%
Worst Quarter
4Q/18	-21.97%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	Since
			Inception
Initial Class	5/2/2016	-15.11%	5.46%
Service Class	5/2/2016	-15.32%	5.20%
Russell 2000® Index (reflects no deductions for fees, expenses, or taxes)		-11.01%	7.96%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Migene Kim, Managing Director	Since 2016
	Mona Patni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

49

MainStay VP MacKay Small Cap Core Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

50

MainStay VP Mellon Natural Resources Portfolio

(formerly known as MainStay VP VanEck Global Hard Assets Portfolio)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.79%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.85%

1. The management fee is as follows: 0.79% on assets up to $1 billion; and 0.78% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 87	$ 271	$ 471	$ 1,049
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 78% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in the stocks of companies in the natural resources and natural resources related sectors. Generally, these are companies principally engaged in owning or developing natural resources, or principally engaged in supplying goods, technology and services relating to natural resources. These companies may include, for example, companies involved in exploring, mining, drilling, refining, processing, transporting, distributing, fabricating, dealing in, or owning natural resources, and companies providing environmental services. Natural resources include, but are not limited to, precious metals (e.g., gold, platinum and silver), ferrous and non-ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases) and other sources (including alternative sources) of energy, chemicals, paper and forest products, farming products, real estate, food, textile and tobacco products, and other basic commodities.

The Portfolio will invest at least 25% of its total assets (concentrate its investments) in the securities of “hard assets” companies and instruments that derive their value from hard assets. A hard assets company is a company that derives directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets, which are (i) precious metals, (ii) base and industrial metals, (iii) energy, or (iv) other commodities.

The Portfolio invests principally in common stocks, but may also invest in preferred stocks, warrants and convertible securities, including those purchased in initial public offerings (IPOs), and American Depositary Receipts (ADRs). The Portfolio may invest in securities issued by exchange-traded funds (ETFs). The Portfolio may invest in foreign securities (i.e., securities issued by companies organized under the laws of countries other than the U.S.), including emerging markets securities.

51

MainStay VP Mellon Natural Resources Portfolio

The Portfolio may also invest in options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Investment Process: Using fundamental research, the Portfolio’s Subadvisor, Mellon Investments Corporation, seeks stocks of companies with strong positions in their natural resources sector, sustained achievement records and strong financial condition. There are no prescribed limits on the weightings of securities in any particular natural resources sector or in any individual company, and the Portfolio may invest in companies of any market capitalization.

The Subadvisor typically sells a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance or when a stock is fully valued by the market. The Subadvisor may also sell a stock to secure gains, limit losses or redeploy assets into more promising opportunities.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

The energy markets have experienced significant volatility, including significant swings in the price of crude oil and natural gas prices, and may experience and have historically experienced relatively high volatility for prolonged periods as a result of factors such as supply, technology, regulation, and market collusion. Such conditions may negatively impact the Portfolio and its shareholders. The Subadvisor may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolio's performance will correlate with any increase in oil and gas prices.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Natural Resources Sector Risk: Investments in the natural resources and related sectors may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which foreign securities are subject also may affect domestic companies in which the fund invests if they have significant operations or investments in foreign countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government

52

MainStay VP Mellon Natural Resources Portfolio

regulations (both domestic and foreign) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources sectors.

Commodities and Commodity-Linked Derivatives Risk: Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Focused Portfolio Risk: Because the Portfolio typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility of the Portfolio’s NAVs. The Portfolio will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a fund that is invested more broadly.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Companies in the natural resources and natural resources related sectors are subject to greater governmental regulation than certain other industries. As a result, changes in regulatory policies, including government regulations (both domestic and foreign) or policies of intergovernmental organizations that may affect the supply of and demand for natural resources, may be more likely to adversely affect the value of securities issued by these companies.

Preferred Shares Risk: Preferred shares represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share's price when interest rates decline.

Initial Public Offering Risk: Initial public offering share prices are frequently volatile due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. Investments in initial public offering shares may significantly impact Portfolio performance.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the

53

MainStay VP Mellon Natural Resources Portfolio

contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Derivatives may also increase the expenses of the Portfolio.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Hard Assets Risk: The Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the hard assets industries (such as the energy and metals industries). Securities of issuers in the precious metals and other hard assets industries are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

Concentration Risk: Because the Portfolio focuses its investments in a specific industry or group of industries, the Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the industries in which it invests. The Portfolio is subject to the risk that: (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or

54

MainStay VP Mellon Natural Resources Portfolio

receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying securities. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such right or warrant.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P Global Natural Resources Index as its primary benchmark as a replacement for the S&P North American Natural Resources Sector Index because it believes that the S&P Global Natural Resources Index is more reflective of its current investment style. The S&P Global Natural Resources Sector Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure to agribusiness, energy, and metals & mining.

Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of November 30, 2018. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
2Q/16	15.62%
Worst Quarter
3Q/15	-27.20%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-28.63%	-11.17%	-8.16%
S&P Global Natural Resources Index (reflects no deductions for fees, expenses, or taxes)		-12.57%	-0.52%	-0.61%
S&P North American Natural Resources Sector Index (reflects no deductions for fees, expenses, or taxes)		-21.07%	-6.50%	-3.64%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Mellon Investments Corporation serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

55

MainStay VP Mellon Natural Resources Portfolio

Subadvisor	Portfolio Manager	Portfolio Service Date
Mellon Investments Corporation	Robin Wehbe, Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

56

MainStay VP T. Rowe Price Equity Income Portfolio

Investment Objective

The Portfolio seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.72%	0.72%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.75%	1.00%

1. Restated to reflect current management fees. The management fee is as follows: 0.725% on assets up to $500 million; 0.70% on assets from $500 million to $1 billion; and 0.675% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 77	$ 240	$ 417	$ 930
Service Class	$ 102	$ 318	$ 552	$ 1,225
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks, with an emphasis on large-capitalization stocks that have strong track records of paying dividends or that are believed to be undervalued.

T. Rowe Price Associates, Inc., the Portfolio's Subadvisor, typically employs a "value" approach in selecting investments. The Subadvisor seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Subadvisor generally looks for companies in the aggregate with one or more of the following characteristics:

• an established operating history;

• above-average dividend yield relative to the Russell 1000® Value Index;

• a low price/earnings ratio relative to the Russell 1000® Value Index;

• a sound balance sheet and other positive financial characteristics; and

• a low stock price relative to a company's underlying value as measured by assets, cash flow, or business franchises.

57

MainStay VP T. Rowe Price Equity Income Portfolio

The Portfolio generally seeks investments in large capitalization companies and the Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the Russell 1000® Value Index. In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria.

These situations might arise when the Subadvisor believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the Portfolio may invest up to 25% of its total assets in foreign stocks in keeping with the Portfolio's objectives. The Portfolio may invest up to 10% of its total assets in below investment grade quality debt instruments (commonly referred to as high-yield securities or “junk bonds”). The Portfolio may also invest up to 10% of its total assets in hybrid instruments. The Portfolio may at times invest significantly in certain sectors, such as the financials sector.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Dividend-Paying Stock Risk: The Portfolio’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Portfolio to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Portfolio to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received by the Portfolio may not qualify as income for Portfolio investors.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower than that of funds that invest in other types of equity securities.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These

58

MainStay VP T. Rowe Price Equity Income Portfolio

risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk). Additionally, the risks of municipal bonds include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Hybrid Instruments Risk: A hybrid instrument is a type of derivative that can combine the characteristics of different types of investments. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Sector Risk: At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. For example, the Portfolio may have a significant portion of its assets invested in securities of companies in the financial sector. Companies in the financial sector may be adversely impacted by, among other things, regulatory changes, economic conditions, interest rates, credit rating downgrades and decreased liquidity in credit markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Value

59

MainStay VP T. Rowe Price Equity Income Portfolio

Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Portfolio has selected the Standard & Poor’s 500 Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
1Q/13	11.30%
Worst Quarter
4Q/18	-12.41%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-9.38%	4.67%	8.64%
Service Class	2/17/2012	-9.61%	4.41%	8.36%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)		-8.27%	5.95%	9.99%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	11.61%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. T. Rowe Price Associates, Inc. serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
T. Rowe Price Associates, Inc.	John D. Linehan, Chairman of the Investment Advisory Committee	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

60

MainStay VP T. Rowe Price Equity Income Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

61

MainStay VP Balanced Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.04%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses	1.00%

1. The management fee is as follows: 0.70% on assets up to $1 billion; 0.65% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 102	$ 318	$ 552	$ 1,225
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 209% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests approximately 60% of its assets (net assets plus any borrowings for investment purposes) in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, under normal market conditions, the Portfolio will invest at least 25% of its assets in fixed-income securities. Asset allocation decisions are made by New York Life Investment Management LLC, the Portfolio’s Manager, based on its tactical view of the market. The Portfolio may invest in exchange-traded funds (“ETFs”), including ETFs advised by affiliates of the Manager and ETFs advised by unaffiliated advisers, to rebalance the Portfolio’s allocation between equity and fixed-income securities.

The Portfolio may invest up to 20% of its net assets in foreign securities, but only in countries that NYL Investors LLC (“NYL Investors”), the Subadvisor for the fixed-income portion of the Portfolio, and MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the equity portion of the Portfolio, consider stable, and only in securities considered to be of high quality. The Portfolio may also invest in derivatives, such as futures and options, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Under normal market conditions, the Subadvisors will seek to keep the portfolio fully invested rather than taking temporary cash positions with respect to their portions of the Portfolio's assets. The Subadvisors will sell a security if it becomes relatively overvalued, if better opportunities are identified, or if they determine that the initial investment expectations are not being met.

Equity Investment Process: MacKay Shields generally invests in mid-capitalization, value oriented stocks, but may also invest in large-capitalization, value-oriented stocks. MacKay Shields considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap® Index (which ranged from $449.5 million to $77.5 billion as of February 28,

62

MainStay VP Balanced Portfolio

2019), the S&P MidCap 400® Index (which ranged from $616.9 million to $11.1 billion as of February 28, 2019), or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and tend to have a large amount of stock outstanding compared to small-capitalization stocks.

"Value" stocks are stocks that MacKay Shields determines (1) have strong or improving fundamental characteristics and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Portfolio's universe.

The Portfolio seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities. MacKay Shields uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria. MacKay Shields also conducts a qualitative review of the results of the quantitative analysis. In certain cases, MacKay Shields may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. MacKay Shields regularly evaluates the quantitative model and, from time to time, may adjust the metrics and data underlying its quantitative analysis for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions. Investments are recommended using an objective, disciplined and broadly-applied process, while seeking to limit exposure to risk.

Fixed-Income Investment Process: NYL Investors generally invests in U.S. government securities, mortgage-backed securities, asset-backed securities and investment grade corporate bonds. It selects fixed-income securities based on their credit quality, duration and price. The fixed-income portion of the portfolio normally has an intermediate term duration that ranges from three to five years.

The Portfolio's investments may include variable rate notes, floaters and mortgage-related securities (including mortgage-backed) securities, which are debt securities whose values are based on underlying pools of mortgages, and asset-backed securities, which are debt securities whose values are based on underlying pools of credit receivables.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisors may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

63

MainStay VP Balanced Portfolio

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

64

MainStay VP Balanced Portfolio

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell Midcap® Value Index as its primary benchmark. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Portfolio has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as its secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s equity subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

65

MainStay VP Balanced Portfolio

Annual Returns, Service Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	13.47%
Worst Quarter
4Q/18	-9.88%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Service Class	5/2/2005	-7.59%	3.69%	8.82%
Russell Midcap® Value Index (reflects no deductions for fees, expenses, or taxes)		-12.29%	5.44%	13.03%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deductions for fees, expenses, or taxes)		0.88%	1.86%	2.90%
Balanced Composite Index (reflects no deductions for fees, expenses, or taxes)		-6.96%	4.17%	9.20%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager and oversees the investment portfolio of the Portfolio. NYL Investors LLC serves as a Subadvisor and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. MacKay Shields LLC serves as a Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio.

Manager/Subadvisors	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2017
NYL Investors LLC	Kenneth Sommer, Managing Director	Since 2017
	AJ Rzad, Senior Managing Director	Since 2018
MacKay Shields LLC	Migene Kim, Managing Director	Since 2014
	Mona Patni, Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal

66

MainStay VP Balanced Portfolio

income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

67

MainStay VP Income Builder Portfolio

Investment Objective

The Portfolio seeks current income consistent with reasonable opportunity for future growth of capital and income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.57%	0.57%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.62%	0.87%

1. The management fee is as follows: 0.57% on assets up to $1 billion; and 0.55% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 63	$ 199	$ 346	$ 774
Service Class	$ 89	$ 278	$ 482	$ 1,073
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. From time to time, the Portfolio may temporarily invest slightly less than 30% of its net assets in equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

Asset Allocation Investment Process: Asset allocation decisions are made by a Committee chaired by MacKay Shields LLC ("MacKay Shields") in collaboration with New York Life Investment Management LLC (“New York Life Investments”). Asset allocation decisions are determined based on the relative values of each asset class, inclusive of the ability of each asset class to generate income. MacKay Shields, the Subadvisor for the fixed-income portion of the Portfolio, may use equity index and fixed-income futures to manage the Portfolio’s effective exposure, for example, by adding exposure to the equity markets or adjusting fixed-income duration exposure. Neither equity index futures nor fixed-income futures are counted toward the Portfolio's equity or fixed-income allocation guidelines.

Equity Investment Process: Epoch Investment Partners, Inc. ("Epoch"), the Subadvisor for the equity portion of the Portfolio, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. Epoch seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reductions.

68

MainStay VP Income Builder Portfolio

Epoch seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or are becoming free cash flow positive and that are led by strong management. The relevant factor in Epoch’s decision on how to deploy free cash flow is the cost of capital and the prospective returns on capital.

Fixed-Income Investment Process: The Portfolio may invest in investment grade and below investment grade debt securities of varying maturities. In pursuing the Portfolio's investment objective, the Portfolio may invest up to 30% of its net assets in debt securities that MacKay Shields believes may provide capital appreciation in addition to income and are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or if unrated, deemed to be of comparable creditworthiness by MacKay Shields. For purposes of this limitation, both the percentage and rating are counted at the time of purchase. If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds."

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

Principal debt investments include U.S. government securities, domestic and foreign debt securities, mortgage-related and asset-backed securities and floating rate loans. The Portfolio may also enter into mortgage dollar roll and to-be-announced ("TBA") securities transactions.

The Portfolio may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

Investments Across the Portfolio: The Portfolio may invest in derivatives, such as futures, options, forward commitments and swap agreements, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Portfolio also may use fixed-income futures for purposes of managing duration and yield curve exposures. The Portfolio may invest up to 10% of its total assets in swaps, including credit default swaps.

The Subadvisors may sell a security if they no longer believe the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a debt security, MacKay Shields may evaluate, among other things, deterioration in the issuer's credit quality. Epoch may sell or reduce a position in a security if, among other things, it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis. Epoch may also sell or reduce a position in a security when it believes its investment objectives have been met or if it sees the investment thesis is failing to materialize.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisors may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

MacKay Shields may be subject to potential conflicts of interest in allocating the Portfolio’s assets. Therefore, MacKay Shields will carefully analyze its allocation decisions and take all steps it believes to be necessary to minimize these potential conflicts of interest.

69

MainStay VP Income Builder Portfolio

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain

70

MainStay VP Income Builder Portfolio

circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Portfolio commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Portfolio receives the security.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency

71

MainStay VP Income Builder Portfolio

exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of certain broad-based securities market indices and to the Blended Benchmark Index, a composite representation prepared by the Manager of the performance of the Portfolio's asset classes weighted according to their respective weightings in the Portfolio's target range. The Blended Benchmark Index is comprised of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI World Index as its benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted Index that is designed to measure the equity market performance of developed markets.

The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/10	10.26%
Worst Quarter
3Q/11	-8.46%

72

MainStay VP Income Builder Portfolio

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	-5.21%	3.99%	9.35%
Service Class	6/4/2003	-5.45%	3.73%	9.08%
Blended Benchmark Index (reflects no deductions for fees, expenses, or taxes)		-4.19%	3.70%	6.82%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)		-8.71%	4.56%	9.67%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. Epoch Investment Partners, Inc. serves as a Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. MacKay Shields LLC serves as a Subadvisor and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Asset allocation decisions are made by a Committee chaired by MacKay Shields LLC, in collaboration with New York Life Investment Management LLC.

Manager/Subadvisors	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2018
	Jonathan Swaney, Managing Director	Since 2018
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2009
	Stephen R. Cianci, Senior Managing Director	Since 2018
	Neil Moriarty, III, Senior Managing Director	Since 2018
Epoch Investment Partners, Inc.	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	John Tobin, Managing Director	Since 2014
	Kera Van Valen, Managing Director	Since 2014
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

73

MainStay VP Janus Henderson Balanced Portfolio

Investment Objective

The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.55%	0.55%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.58%	0.83%

1. The management fee is as follows: 0.55% on assets up to $1 billion; 0.525% on assets from $1 billion to $2 billion; and 0.515% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 59	$ 186	$ 324	$ 726
Service Class	$ 85	$ 265	$ 460	$ 1,025
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 132% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. The Portfolio will limit its investment in high-yield/high-risk bonds, also known as “junk bonds” to 35% or less of its net assets.

In choosing investments for the Portfolio, Janus Capital Management LLC, the Portfolio's Subadvisor, applies a "bottom up" approach with certain portfolio managers focusing on the equity portion of the Portfolio and the other portfolio managers focusing on the fixed-income portion of the Portfolio. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. The portfolio managers may also consider economic factors, such as the effect of interest rates on certain of the Portfolio’s fixed-income investments. The portfolio managers share day-to-day responsibility for the Portfolio's investments.

The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the

74

MainStay VP Janus Henderson Balanced Portfolio

market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign

75

MainStay VP Janus Henderson Balanced Portfolio

markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index is comprised of the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 55%/45%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

76

MainStay VP Janus Henderson Balanced Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
4Q/13	6.85%
Worst Quarter
4Q/18	-7.18%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	0.42%	6.37%	8.27%
Service Class	2/17/2012	0.17%	6.11%	8.00%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	11.61%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	2.07%
Janus Balanced Composite Index (reflects no deductions for fees, expenses, or taxes)		-2.12%	5.94%	7.38%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Janus Capital Management LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Janus Capital Management LLC	E. Marc Pinto, Vice President and Portfolio Manager	Since 2012
	Darrell Watters, Head of U.S. Fixed Income and Portfolio Manager	Since 2015
	Jeremiah Buckley, Vice President and Portfolio Manager	Since 2015
	Mayur Saigal, Vice President and Portfolio Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

77

MainStay VP Janus Henderson Balanced Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

78

MainStay VP MacKay Convertible Portfolio

Investment Objective

The Portfolio seeks capital appreciation together with current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.58%	0.58%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.61%	0.86%

1. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $1 billion; 0.50% on assets from $1 billion to $2 billion; and 0.49% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 62	$ 195	$ 340	$ 762
Service Class	$ 88	$ 274	$ 477	$ 1,061
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in "convertible securities" such as bonds, debentures, corporate notes, and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities. The balance of the Portfolio may be invested or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents.

Investment Process: The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in investment grade and below investment grade debt securities. Below investment grade securities are generally securities that receive low ratings from an independent rating agency, such as those rated lower than BBB- by Standard & Poor's Ratings Services ("S&P") and Baa3 by Moody's Investors Service, Inc. ("Moody's"), or if unrated, are determined to be of equivalent quality by MacKay Shields LLC, the Portfolio's Subadvisor. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." The Subadvisor may also invest without restriction in securities with lower ratings from an independent rating agency, such as within the rating category of BB or B by S&P or Ba or B by Moody's. If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock.

79

MainStay VP MacKay Convertible Portfolio

The Portfolio may also invest in "synthetic" convertible securities, which are derivative positions composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of one or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component.

The Portfolio may invest in foreign securities, which are securities issued by companies organized outside the United States or that trade primarily in non-U.S. securities markets.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Synthetic Convertible Securities Risk: The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Portfolio may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-

80

MainStay VP MacKay Convertible Portfolio

income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the ICE BofAML U.S. Convertible Index as its primary benchmark. The ICE BofAML U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

81

MainStay VP MacKay Convertible Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	15.78%
Worst Quarter
3Q/11	-16.19%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	10/1/1996	-2.27%	5.50%	11.36%
Service Class	6/5/2003	-2.52%	5.24%	11.08%
ICE BofAML U.S. Convertible Index (reflects no deductions for fees, expenses, or taxes)		0.15%	5.95%	12.21%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
MacKay Shields LLC	Edward Silverstein, Senior Managing Director	Since 2001
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios"). Service Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

82

MainStay VP MacKay Convertible Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

83

MainStay VP Cushing Renaissance Advantage Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	1.10%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.41%

1. The management fee is as follows: 1.10% on assets up to $500 million and 1.05% on assets over $500 million.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 144	$ 446	$ 771	$ 1,691
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 162% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies (i.e., companies engaged in exploration and production; gathering, transporting and processing; and marketing and distribution, respectively), as well as oil and gas services companies (collectively, “Energy Companies”), (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that Cushing® Asset Management, LP, the Portfolio’s Subadvisor, expects to benefit from growing energy production and lower feedstock costs relative to global costs (collectively, “Industrial Companies”), and (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry (collectively, “Logistics Companies” and, together with Energy Companies and Industrial Companies, “Renaissance Companies”). The Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Consistent with such intention, the Portfolio will invest no more than 25% of its total assets in securities of master limited partnerships (“MLPs”) that qualify as publicly traded partnerships (“QPTPs”), which are treated as partnerships under the Internal Revenue Code. The Portfolio may invest in companies of any market capitalization size. The Portfolio will, in normal circumstances, invest more than 25% of its assets (or concentrate its investments) in the industry or group of industries that constitute the energy sector.

The Subadvisor employs an investment process involving fundamental and quantitative analysis. The Subadvisor selects a core group of investments utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio designed to take advantage of changing dynamics in the energy, industrial and manufacturing and transportation and logistics sectors. The Portfolio is actively managed and the quantitative analysis is dynamic in conjunction with the Subadvisor’s proprietary research process. The Subadvisor utilizes its financial and industry experience to identify the absolute and relative value investments that, in the Subadvisor’s view, present the best

84

MainStay VP Cushing Renaissance Advantage Portfolio

opportunities. The results of the Subadvisor’s analysis and comprehensive investment process will influence the weightings of positions held by the Portfolio.

The Portfolio may invest up to 25% of its total assets in debt securities, preferred shares and convertible securities of Renaissance Companies and other issuers, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another independent rating agency or (b) with respect to up to 10% of its total assets, in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment (i.e., rated lower than B3 by Moody’s and B- by S&P). All of the Portfolio’s investments in debt securities, preferred shares and convertible securities may consist of securities rated below investment grade (such as those rated Ba or lower by Moody’s and BB or lower by S&P), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. If independent rating agencies assign different ratings for the same security, the Portfolio will use the higher rating for purposes of determining the credit quality. The Portfolio may invest in debt securities of any maturity or duration.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and national gas prices, and may continue to experience relatively high volatility for a prolonged period. Such conditions may negatively impact the Portfolio and its shareholders. The Subadvisor may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolio's performance will correlate with any increase in oil and gas prices.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model or algorithm may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model or algorithm, including the model’s or algorithm's underlying metrics and data.

Common Stock Risk: The Portfolio will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Portfolio. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Portfolio has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk: Because the Portfolio will be concentrated in the industry or group of industries that constitute the energy sector, it will be more susceptible to the risks associated with the industry and sector than if it were more broadly diversified over numerous industries and sectors. General changes in market sentiment towards Energy Companies may adversely affect the Portfolio, and the performance of Energy Companies may lag behind the broader market as a whole. In addition, issuers outside the energy sector in which the Portfolio intends to invest will typically consist of industrial and manufacturing and transportation and logistics companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs. As a result, these companies may also be more sensitive to certain risks associated with the energy sector.

85

MainStay VP Cushing Renaissance Advantage Portfolio

Energy Companies Risk: Energy Companies are subject to certain risks, including, but not limited to, the following:

• Energy Companies are affected by fluctuations in the prices of energy commodities;

• the highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of Energy Companies or the ability of an Energy Company to borrow money or raise capital needed to fund its continued operations;

• a significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of Energy Companies and, therefore, their ability to make distributions or pay dividends;

• a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of Energy Companies;

• the energy sector is highly competitive;

• extreme weather conditions could result in substantial damage to the facilities of certain Energy Companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, which could adversely affect the prices of such companies’ securities;

• the prices of debt securities of the Energy Companies the Portfolio expects to hold in its portfolio are, and the prices of equity securities held in its portfolio may be, susceptible in the short-term to a decline when interest rates rise;

• the profitability of Energy Companies is subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment;

• there is an inherent risk that Energy Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle, and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Companies and the cost of any remediation that may become necessary, which Energy Companies may not be able to recover from insurance;

• certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues, cash flows and ability to make distributions;

• the operations of Energy Companies are subject to many hazards inherent in their businesses and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks;

• some Energy Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their strategies to expand operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts;

• technology development efforts by Energy Companies may not result in viable methods or products; and

• the proposed elimination of specific tax incentives widely used by oil and gas companies and the imposition of new fees on certain energy producers could adversely affect Energy Companies in which the Portfolio invests and/or the energy sector generally.

Industry Specific Risk: Energy Companies are also subject to risks that are specific to the particular subsector of the energy sector in which they operate.

Cash Flow Risk: The Portfolio will derive substantially all of its cash flow from investments in equity securities of Renaissance Companies. The amount of cash that the Portfolio has available to distribute to shareholders will depend on the ability of the equity securities of Renaissance Companies in which the Portfolio has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Equity Securities Risk: Equity securities of Energy Companies may be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations concerning interest rate movements, investor sentiment towards the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular Energy Company (which, in the case of an MLP, may be measured in terms of distributable cash flow or other factors). Prices of equity securities of individual Energy Companies can also be affected by fundamentals unique to the company, including earnings power and coverage ratios.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

86

MainStay VP Cushing Renaissance Advantage Portfolio

MLP Structure Risk: Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights, except with respect to extraordinary transactions; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Tax Risks: An investment in the Portfolio will involve tax risks, including, but not limited to:

• MLPs generally are not subject to U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, credits, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income as well as additional state and local taxes. The treatment of an MLP as a corporation for U.S. federal income tax purposes would, among other consequences, have the effect of reducing the amount of cash available for distribution by the MLP. Thus, to the extent the MLPs owned by the Portfolio are treated as corporations for U.S. federal income tax purposes and to the extent the Portfolio invests in MLP-related investments or other non-partnership entities, this could result in a reduction of the value of your investment in the Portfolio and lower income.

• The portion, if any, of a distribution received by the Portfolio as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Portfolio’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Portfolio. The actual portion of the distributions received by the Portfolio that are considered return of capital will not be known until the Portfolio receives a Form 1065, Schedule K-1 with respect to each of its MLP investments. Distributions received by shareholders from the Portfolio that are treated as return of capital would not be subject to U.S. federal income tax, but would have the effect of reducing a shareholder’s basis in the shares of the Portfolio, which would cause gains to be higher, or losses to be lower, upon the sale of shares by such shareholder.

• Under 2017 tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to taxable income from MLPs. The Portfolio will not be eligible for the 20% deduction and as of yet does not have regulatory authority to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in MLPs generally would be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs held indirectly, if any, through the Portfolio (unless applicable regulatory authority is released) would not be eligible for the 20% deduction for their share of such taxable income.

• Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Portfolio or the Energy Companies in which the Portfolio will invest.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be

87

MainStay VP Cushing Renaissance Advantage Portfolio

mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment fluctuate in a manner that is unrelated to the quality or performance of the investment itself.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Preferred Shares Risk: Preferred shares represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share's price when interest rates decline.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

The Portfolio has selected the Russell 3000 Energy Index as its secondary benchmark. The Russell 3000 Energy Index represents the energy sector of the Russell 3000 Index, an index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares
(by calendar year 2016-2018)

88

MainStay VP Cushing Renaissance Advantage Portfolio

Best Quarter
4Q/17	11.43%
Worst Quarter
4Q/18	-26.72%

89

MainStay VP Cushing Renaissance Advantage Portfolio

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	Since Inception

Service Class	5/1/2015	-27.87%	-7.16%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	7.36%
Russell 3000 Energy Index (reflects no deductions for fees, expenses, or taxes)		-19.70%	-8.14%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Cushing® Asset Management, LP serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Cushing Asset Management, LP	Jerry V. Swank, Chairman, Managing Partner and Co-Chief Investment Officer	Since 2015
	Matthew A. Lemme, Portfolio Manager	Since 2015
	Saket Kumar, Portfolio Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

90

MainStay VP IQ Hedge Multi-Strategy Portfolio

Investment Objective

The Portfolio seeks investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the "beta" portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[1]	0.07%
Acquired (Underlying) Portfolio/Fund Fees and Expenses[1]	0.25%
Total Annual Portfolio Operating Expenses	1.32%
Waiver / Reimbursement[2]	(0.12)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	1.20%

1. Restated based on estimated amounts for the current fiscal year.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.95% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 122	$ 406	$ 712	$ 1,580
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 450% of the average value of its portfolio. Effective November 30, 2018, the Portfolio entered into a reorganization with, and adopted the accounting history of, MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, the portfolio turnover rate for periods prior to November 30, 2018 reflect the portfolio turnover rate of MainStay VP Absolute Return Multi-Strategy Portfolio, including portfolio turnover resulting from transactions conducted in connection with the reorganization. The Portfolio’s portfolio turnover rate for the period from December 1 through December 31, 2018 was 9.94%.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in the IQ Hedge Multi-Strategy Index (the “Underlying Index”). The Portfolio, by seeking to achieve performance similar to the overall hedge fund universe, is expected to provide investment returns that typically have a low correlation to traditional equity and fixed-income indices, lower volatility than traditional equity indices, and similar volatility to traditional investment grade fixed-income indices.

91

MainStay VP IQ Hedge Multi-Strategy Portfolio

The Underlying Index typically consists of 70 to 140 component securities (“Underlying Index Components”) selected in accordance with the rules-based methodology for construction of the Underlying Index. The Underlying Index Components primarily include exchange-traded funds (“ETFs”) and/or other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and may include exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). The Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing primarily in ETPs, but may also invest in one or more financial instruments, including but not limited to, futures contracts, reverse repurchase agreements, options, and swap agreements (collectively, “Financial Instruments”) in order to seek to achieve exposure to investment strategies and/or asset classes that are similar to those of the Underlying Index. To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Portfolio will concentrate its investments to approximately the same extent as the Underlying Index.

The Portfolio may invest up to 20% of its net assets in investments that are not Underlying Index Components, but which IndexIQ Advisors LLC, the Portfolio’s Subadvisor and an affiliate of New York Life Investment Management LLC (“New York Life Investments”), believes will help the Portfolio track its Underlying Index. For example, the Portfolio may hold the underlying portfolio constituents of one or more ETPs that are Underlying Index Components, or a representative sample thereof. The Portfolio may also purchase ETPs that are not Underlying Index Components.

The Portfolio employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ LLC (“IndexIQ”), an affiliate of New York Life Investments and the Subadvisor. The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common asset classes. The Underlying Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using hedge fund investment styles, over longer term periods and not on a daily basis. The Underlying Index does not seek to replicate the “alpha” portion of the return characteristics of the overall hedge fund universe. These hedge fund investment styles are long/short equity, global macro, market neutral, event-driven, fixed-income arbitrage, and emerging markets. The Portfolio does not invest in hedge funds, and hedge funds are not components of the Underlying Index. The Portfolio is not a fund of hedge funds, although the Portfolio may be expected to provide certain benefits often associated with hedge funds, such as exposure to sources of return not generally available through traditional equity and fixed-income indices and diversification.

The Underlying Index may include both long and short positions in ETFs and ETVs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling (or “selling short”) is a technique used by the Portfolio to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying the identical security back at a later date to return to that third party. The basic principle of short selling is that one can profit by selling a security now at a high price and later buying it back at a lower price. The short seller hopes to profit from a decline in the price of the security between the sale and the repurchase, as the seller will pay less to buy the security than it received on selling the security.

The Portfolio, by seeking to track the Underlying Index, seeks exposure to the following hedge fund investment styles:

• Long/short hedge funds typically diversify their risks by limiting the net exposure to particular regions, industries, sectors and market capitalization bands, allowing them to focus on company-specific anomalies. At the same time, long/short managers often hedge against un-diversifiable risk, such as market risk (i.e., the returns of the overall market). Certain long/short managers focus on specific sectors, regions or industries, on particular investment styles, such as value or growth, or certain types of stocks, such as small or large.

• Macro hedge funds typically employ top-down macro analysis (e.g., political trends, macroeconomics, etc.) to identify dislocations in equity, fixed-income, currency and commodity markets that are expected to lead to large price movements.

• Market Neutral hedge funds typically invest in both long and short positions in stocks while minimizing exposure to the systematic components of risk. These market neutral strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market capitalization, region and country. Market neutral strategies that effectively neutralize the market exposure are not impacted by directional moves in the market.

• Event-Driven hedge funds typically invest in a combination of credit opportunities and event-driven equities. Within the credit-oriented portion, sub-strategies include long/short high yield credit (below investment grade corporate bonds or “junk” bonds), leveraged loans (bank debt, mezzanine, or floating rate loans), capital structure arbitrage (debt vs. debt or debt vs. equity), and reorganization equity. Within the equity portion, sub-strategies include risk (or merger) arbitrage, holding company arbitrage, special situations and value equities where a change in management, significant product launch, or some other economic catalyst is expected to unlock shareholder wealth. Event-driven managers invest across multiple asset classes and may also seek to exploit shifts in economic cycles.

• Emerging Market hedge funds typically invest in financial instruments such as equities, sovereign and corporate debt issues and currencies of countries in “emerging” markets (i.e., countries and economies in a transitional state from developing to developed).

• Fixed Income Arbitrage hedge funds typically employ strategies that seek to take advantage of price differentials and inefficiencies between fixed-income securities that are related either economically or statistically. Such funds may limit volatility by hedging out interest rate risk and market exposure.

The Underlying Index Components generally provide exposures to:

92

MainStay VP IQ Hedge Multi-Strategy Portfolio

• U.S. large-capitalization equity;

• U.S. small-capitalization equity;

• U.S. growth equity;

• U.S. value equity;

• Emerging market equity, debt and sovereign debt, including small-capitalization equity;

• Foreign equity (Europe, Australasia & Far East), including small-capitalization equity;

• U.S. and foreign preferred securities;

• U.S. investment grade corporate debt;

• U.S. government short- and intermediate-term maturity obligations;

• U.S. high yield (or “junk”) debt;

• U.S. Treasury Inflation Protection Securities (“TIPS”);

• U.S. mortgage-backed debt

• U.S. convertible debt;

• U.S. floating rate bank loans;

• Municipal bonds;

• Foreign sovereign debt;

• Foreign currencies and currency futures;

• U.S. and foreign real estate investment trusts;

• Commodities; and

• The implied volatility of the S&P 500® Index.

The Subadvisor anticipates that, generally, the Portfolio will hold all of the investments that comprise the Underlying Index in approximate proportion to their weightings in the Underlying Index. However, the Portfolio may use a “representative sampling” strategy in seeking to track the performance of its Underlying Index when an Underlying Index Component is not available or when the Subadvisor believes it would be beneficial for the Portfolio to use a representative sampling strategy, such as when the use of a representative sampling strategy would reduce portfolio trading and implementation costs for the Portfolio. When using a representative sampling strategy, the Portfolio will invest in a sample of its Underlying Index Components where risk, return and other characteristics closely resemble the risk, return and other characteristics of the Underlying Index as a whole.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. These may also be principal risks of an ETP in which the Portfolio invests.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Index Risk: The performance of the Underlying Index may deviate from that of the markets the Underlying Index seeks to track due to changes that are reflected in the sector more quickly than the Underlying Index’s monthly rebalancing process can track. Securities in the Underlying Index may also underperform in comparison to the general securities markets. In addition, there is no assurance that the Underlying Index’s methodology will generate or produce the intended results, including achieving exposure to the overall hedge fund universe.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment

93

MainStay VP IQ Hedge Multi-Strategy Portfolio

relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio, the Subadvisor seeks to maintain existing allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect the Subadvisor’s ability to fully implement the Portfolio's investment strategies.

Leverage Risk: To the extent the Portfolio employs certain strategies and instruments (e.g., derivatives) that result in economic leverage, the Portfolio may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require the Portfolio to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Cash Flow Risk: The amount of cash that the Portfolio has available to distribute to shareholders will depend on the ability of the ETPs in which the Portfolio has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. The Portfolio may be particularly susceptible to this risk to the extent that the Subadvisor employs a “representative sampling” strategy. In addition, the Portfolio may not achieve its investment objective and the Portfolio may not achieve performance similar to the overall hedge fund universe or the Underlying Index (i.e. the Portfolio’s returns may not equal or exceed those of the Underlying Index).

Passive Management Risk: Unlike many investment companies, the Portfolio seeks to track its Underlying Index and is not “actively” managed. Therefore, the Portfolio would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) the Underlying Index.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This

94

MainStay VP IQ Hedge Multi-Strategy Portfolio

may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Correlation Risk: The investment results of the Portfolio may not equal or exceed those of the Underlying Index for a number of reasons, including operating expenses, transaction costs and trading risks (when rebalancing the Portfolio’s securities holdings to reflect changes in the Underlying Index or for other similar reasons), cash flows and operational inefficiencies. Market disruptions and regulatory restrictions could have an adverse effect on the Portfolio’s ability to adjust its exposure to the required levels to track the Underlying Index. In addition, the Portfolio may use a “representative sampling” approach, which may cause the Portfolio’s investment results to not be as well correlated with those of the Underlying Index as would be the case if the Portfolio purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the provider of the Underlying Index for a period of time or at all, which may have an adverse impact on the Portfolio and its shareholders. As a result, the Portfolio’s returns may be lower than the returns of the Underlying Index.

Fund of Funds Risk: The Portfolio’s investment performance, because it is a fund of funds, depends on the investment performance of the ETPs in which it invests.

Focused Portfolio Risk: To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in an industry or group of industries, the Portfolio will concentrate its investments to approximately the same extent as the Underlying Index. In such instances, the Portfolio may be subject to more risks than if it was more broadly diversified over numerous industries and sectors. General changes in market sentiment towards companies in the industries and sectors in which the Portfolio invests may adversely affect the Portfolio, and the performance of such industries and sectors may lag behind the broader market as a whole.

Investments in Other Investment Companies Risk: The Portfolio's investment in another investment company may subject the Portfolio indirectly to the risks of that investment company. The Portfolio also will bear its share of the underlying investment company's fees and expenses, which are in addition to the Portfolio's own fees and expenses.

New Fund Risk: The Portfolio is a new fund which may result in additional risk. There can be no assurance that the Portfolio will grow to an economically viable size, in which case the Portfolio may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Principal Risks of the ETPs

The principal risks of the ETPs, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “ETPs” as the context requires.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the ETP's holdings.

Geographic Focus Risk: Issuers that operate in a single country, a small number of countries, or a particular geographic region can be affected similarly by the market, currency, political, economic, regulatory, geopolitical and other conditions in such country or region, and the ETP’s performance will be affected by the conditions, in the countries or regions to which the ETP is exposed. To the extent the ETP focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what an ETP's portfolio managers believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore an ETP's performance may be lower than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the ETP invests in securities issued by small-, mid-, or large-cap companies, the ETP will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads

95

MainStay VP IQ Hedge Multi-Strategy Portfolio

between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the ETP's investments in foreign securities. Foreign securities may also subject the ETP's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the ETP could lose its entire investment.

Currency Risk: Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect the ETP’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the ETP’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the ETP currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the ETP to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the ETP’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

96

MainStay VP IQ Hedge Multi-Strategy Portfolio

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the ETP's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Commodities and Commodity-Linked Derivatives Risk: Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the ETP to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the ETP invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the ETP’s investments to decline.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Portfolio.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying securities. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the ETP will lose its entire investment in such right or warrant.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the ETP will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the ETP's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Event-Driven Arbitrage Risk: An ETP’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the special situation does not occur as anticipated, when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by an ETP may decline sharply and result in losses to the ETP if, for example, such securities are ultimately sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price.

Floating Rate Loans Risk: The floating rate loans in which an ETP invests are usually rated below investment grade, or if unrated, determined by the ETP or its advisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of an ETP's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, an ETP’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be

97

MainStay VP IQ Hedge Multi-Strategy Portfolio

longer than seven days. As a result, an ETP may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, an ETP may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the ETP generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the ETP’s net asset value.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the ETP disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the ETP may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the ETP purchased the loan participation interests. The ETP may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the ETP had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the ETP to recognize income, and therefore the ETP may be required to make distributions to shareholders before the ETP receives any cash payments on its investment.

Past Performance

The Portfolio commenced operations on September 10, 2018. Effective November 30, 2018, the Portfolio entered into a reorganization with MainStay VP Absolute Return Multi-Strategy Portfolio (the "Reorganization"). As part of the Reorganization, the Portfolio assumed the performance history of MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, performance information for periods prior to November 30, 2018, reflects the performance of MainStay VP Absolute Return Multi-Strategy Portfolio.

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio’s calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P Balanced Equity and Bond-Conservative Index as its primary benchmark. The S&P Balanced Equity and Bond-Conservative Index consists of a position in the S&P 500 Total Return Index (25%) and a position in the S&P U.S. Treasury Bond 7-10 Year Index (75%).

The Portfolio has selected the HFRI Fund of Funds Composite Index as its secondary benchmark. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore fund of funds. The index is rebalanced monthly with performance updates three times per month.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

98

MainStay VP IQ Hedge Multi-Strategy Portfolio

Annual Returns, Service Class Shares
(calendar year 2014-2018)

Best Quarter
4Q/16	1.96%
Worst Quarter
3Q/15	-6.71%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Service Class	5/1/2013	-7.14%	-5.71%	-3.22%
S&P Balanced Equity and Bond Conservative Index (reflects no deductions for fees, expenses, or taxes)		-0.17%	4.53%	3.68%
HFRI Fund of Funds Composite Index (reflects no deductions for fees, expenses, or taxes)		-3.48%	1.51%	2.14%
IQ Hedge Multi-Strategy Index (reflects no deductions for fees, expenses, or taxes)		-3.09%	1.77%	2.22%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. IndexIQ Advisors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
IndexIQ Advisors LLC	Greg Barrato, Senior Vice President	Since 2018
	James Harrison, Vice President	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

99

MainStay VP IQ Hedge Multi-Strategy Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

100

MainStay VP Bond Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.49%	0.49%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.53%	0.78%

1. The management fee is as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; 0.45% on assets from $1 billion to $3 billion; and 0.44% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 54	$ 170	$ 296	$ 665
Service Class	$ 80	$ 249	$ 433	$ 966
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 148% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in bonds, which include all types of debt securities such as debt or debt-related securities issued or guaranteed by U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt securities issued by U.S. or foreign corporate entities; zero coupon bonds; mortgage-related and other asset-backed securities; and loan participation interests. The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYL Investors LLC, the Portfolio's Subadvisor. Effective maturity is a measure of a debt security's maturity which takes into consideration the possibility that the issuer may call the debt security before its maturity date.

At least 65% of the Portfolio's total assets will generally be invested in investment grade debt securities as rated by an independent rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P"), or if unrated, determined to be of comparable quality. Moody’s deems securities to be investment grade when rated Baa or better, while S&P classifies investment grade as BBB or better. If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

The Portfolio may invest in mortgage dollar rolls, which are transactions in which the Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

101

MainStay VP Bond Portfolio

Commercial paper must have the highest rating given by an independent rating agency, such as Moody's or S&P, when purchased, or if unrated, determined to be of comparable quality by the Subadvisor. Moody’s highest rating for commercial paper is Prime-1, while S&P’s highest rating is A-1. The Portfolio's principal investments may have fixed or floating rates of interest. The Portfolio may also invest in derivatives, such as futures and options, to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

Investment Process: Fundamental analysis and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

102

MainStay VP Bond Portfolio

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Portfolio to recognize income, and therefore the Portfolio may be required to make distributions to shareholders before the Portfolio receives any cash payments on its investment.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Manager to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

103

MainStay VP Bond Portfolio

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	4.67%
Worst Quarter
4Q/16	-2.96%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/23/1984	-1.00%	2.45%	3.76%
Service Class	6/4/2003	-1.25%	2.20%	3.50%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. NYL Investors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
NYL Investors LLC	Kenneth Sommer, Managing Director	Since 2017
	AJ Rzad, Senior Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that

104

MainStay VP Bond Portfolio

offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

105

MainStay VP Floating Rate Portfolio

Investment Objective

The Portfolio seeks high current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.60%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.90%

1. The management fee is as follows: 0.60% on assets up to $1 billion; 0.575% on assets from $1 billion to $3 billion; and 0.565% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 92	$ 287	$ 498	$ 1,108
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed-income and variable rate debt securities and money market securities or instruments. When NYL Investors LLC, the Portfolio's Subadvisor, believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Subadvisor may also invest in these types of securities or hold cash, while looking for suitable investment opportunities or to maintain an appropriate level of liquidity.

The Portfolio may invest up to 25% of its total assets in foreign securities which are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

Investment Process: The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Subadvisor prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Subadvisor attempts to control risk and limit defaults.

Floating rate loans may offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds and U.S. government securities. Securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service Inc., are commonly referred to as “high-yield securities” or “junk bonds.” Floating rate loans are speculative investments and are usually rated below investment grade. They typically have less credit risk and historically have had lower default rates than junk bonds. These loans are typically the most senior source of

106

MainStay VP Floating Rate Portfolio

capital in a borrower's capital structure and usually have certain of the borrower's assets pledged as collateral. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Subadvisor may reduce or eliminate the Portfolio's position in a holding if it no longer believes the holding will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a holding, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Subadvisor continually evaluates market factors and comparative metrics to determine relative value.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under

107

MainStay VP Floating Rate Portfolio

unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P/LSTA Leveraged Loan Index as its primary benchmark. The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. The Portfolio has selected the Credit Suisse Leveraged Loan Index as its secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

108

MainStay VP Floating Rate Portfolio

Annual Returns, Service Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	12.54%
Worst Quarter
4Q/18	-3.65%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Service Class	5/2/2005	-0.36%	2.41%	6.27%
S&P/LSTA Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)		0.44%	3.05%	8.57%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)		1.14%	3.33%	8.30%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. NYL Investors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
NYL Investors LLC	Robert H. Dial, Managing Director	Since 2005
	Mark A. Campellone, Managing Director	Since 2012
	Arthur S. Torrey, Managing Director	Since 2012
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

109

MainStay VP Floating Rate Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

110

MainStay VP Indexed Bond Portfolio

Investment Objective

The Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio's primary benchmark index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.25%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.56%

1. The management fee is as follows: 0.25% on assets up to $1 billion; and 0.20% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 57	$ 179	$ 313	$ 701
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 143% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in fixed-income securities that NYL Investors LLC, the Portfolio’s Subadvisor, believes will correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Index funds, such as the Portfolio, seek to match the return on their respective indices gross of fees, unlike other actively managed funds which generally seek to beat an index or indices. No attempt is made to manage the Portfolio in an active manner by using economic, financial or market analysis.

The Portfolio may invest in U.S. dollar-denominated foreign securities that are issued by companies organized outside the United States. The Portfolio may also invest in variable rate notes, floaters and mortgage-related and asset-backed securities.

The Portfolio may invest in mortgage dollar rolls, which are transactions in which the Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

The Portfolio may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Portfolio may invest in such derivatives to try to enhance returns, improve correlation or reduce the risk of loss by hedging certain of its holdings.

111

MainStay VP Indexed Bond Portfolio

Investment Process: The Subadvisor employs an analytical approach to tracking the securities that comprise the Bloomberg Barclays U.S. Aggregate Bond Index. Using this method, the Portfolio invests in fixed-income securities which, in the aggregate, are expected to correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. Changes in the characteristics or the composition of the Bloomberg Barclays U.S. Aggregate Bond Index may, from time to time, warrant adjustments to the Portfolio's portfolio. The correlation between the investment performance of the Portfolio and the Bloomberg Barclays U.S. Aggregate Bond Index is expected to be at least 0.95, on an annual basis, before fees and expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Bloomberg Barclays U.S. Aggregate Bond Index.

The weighted average life of the securities in the Portfolio's portfolio will approximate the weighted average life of securities in the Bloomberg Barclays U.S. Aggregate Bond Index, which will vary from time to time. The weighted average life of the Bloomberg Barclays U.S. Aggregate Bond Index as of February 28, 2019 was 8.07 years.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objective of the Portfolio.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Index Strategy Risk: The Portfolio employs an index strategy that invests in fixed-income securities which, in the aggregate, are expected to correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index regardless of market trends. Therefore, the adverse performance of a particular security ordinarily will not result in the elimination of the security from the Portfolio's portfolio. If the value of the Bloomberg Barclays U.S. Aggregate Bond Index declines, the net asset value of shares of the Portfolio are also likely to decline. Also, the Portfolio's fees and expenses will reduce the Portfolio's returns, unlike those of the index.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

112

MainStay VP Indexed Bond Portfolio

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Correlation Risk: The Portfolio's ability to track the Bloomberg Barclays U.S. Aggregate Bond Index may be affected by, among other things, transaction costs; changes in either the composition of the Bloomberg Barclays U.S. Aggregate Bond Index or the number of bonds outstanding for the components of the Bloomberg Barclays U.S. Aggregate Bond Index; and timing and amount of purchases and redemptions of the Portfolio's shares. Therefore, there is no assurance that the investment performance of the Portfolio will equal or exceed that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

113

MainStay VP Indexed Bond Portfolio

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you the Portfolio's calendar year performance for 2018. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares
(by calendar year 2018)

Best Quarter
4Q/18	1.32%
Worst Quarter
1Q/18	-1.75%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	Since
			Inception
Service Class	5/1/2017	-0.92%	0.19%
Bloomberg Barclays U.S. Aggregate Bond Index		0.01%	1.15%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. NYL Investors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
NYL Investors LLC	Kenneth Sommer, Managing Director	Since 2017
	AJ Rzad, Senior Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and

114

MainStay VP Indexed Bond Portfolio

variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

115

MainStay VP MacKay Government Portfolio

Investment Objective

The Portfolio seeks current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.57%	0.82%

1. The management fee is as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 58	$ 183	$ 318	$ 714
Service Class	$ 84	$ 262	$ 455	$ 1,014
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other investment grade debt securities that are not U.S. government securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities (as well as government sponsored enterprises). These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1 to 10 years), bonds (generally maturing in more than 10 years), Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation, and certain corporate fixed-income securities that are guaranteed by the Federal Deposit Insurance Corporation. The Portfolio also invests in variable rate notes and floaters, which are debt securities with a variable interest rate tied to another interest rate such as a money market index or Treasury bill rate, as well as money market instruments and cash equivalents.

Investment Process: In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities. As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as entering into mortgage dollar roll transactions, to-be-announced ("TBA") securities transactions, and transactions on a when-issued basis.

116

MainStay VP MacKay Government Portfolio

The Portfolio may also invest in derivatives such as futures and options to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. Investments in the Portfolio are not guaranteed. While some of the Portfolio's investments, such as U.S. Treasury obligations, are backed by the "full faith and credit" of the U.S. government, some securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may not be guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Portfolio commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Portfolio receives the security.

When-Issued Securities Risk: The Portfolio may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment.

117

MainStay VP MacKay Government Portfolio

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. Government Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

118

MainStay VP MacKay Government Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/10	3.37%
Worst Quarter
4Q/16	-2.56%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	-0.06%	1.64%	2.24%
Service Class	6/4/2003	-0.31%	1.39%	1.99%
Bloomberg Barclays U.S. Government Bond Index (reflects no deductions for fees, expenses, or taxes)		0.88%	1.99%	2.12%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Steven H. Rich, Managing Director	Since 2012
	Stephen R. Cianci, Senior Managing Director	Since 2018
	Neil Moriarty, III, Senior Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

119

MainStay VP MacKay Government Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

120

MainStay VP MacKay High Yield Corporate Bond Portfolio

Investment Objective

The Portfolio seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.56%	0.56%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.58%	0.83%

1. The management fee is as follows: 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; and 0.525% on assets over $5 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 59	$ 186	$ 324	$ 726
Service Class	$ 85	$ 265	$ 460	$ 1,025
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or that are unrated but are considered to be of comparable quality by MacKay Shields LLC, the Portfolio's Subadvisor.

Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

The Portfolio's high-yield investments may also include convertible corporate securities, loans and loan participation interests. The Portfolio may invest up to 20% of its net assets in common stocks and other equity-related securities.

The Portfolio may hold cash or invest in short-term instruments during times when the Subadvisor is unable to identify attractive high-yield securities.

The Portfolio may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

121

MainStay VP MacKay High Yield Corporate Bond Portfolio

In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in investment grade securities and may invest in U.S. government securities or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist in some cases, for up to a year or longer. To the extent the Portfolio is invested in cash, investment grade debt or other high quality instruments, the yield on these investments tends to be lower than the yield on other investments normally purchased by the Portfolio. Although investing heavily in these investments may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and may limit the Portfolio's ability to achieve a high level of income.

Investment Process: The Subadvisor seeks to identify investment opportunities by analyzing individual companies and evaluating each company's competitive position, financial condition, and business prospects. The Portfolio invests only in companies in which the Subadvisor has judged that there is sufficient asset coverage—that is, the Subadvisor's subjective appraisal of a company's value compared to the value of its debt, with the intent of maximizing risk-adjusted income and returns.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the price of the security and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity

122

MainStay VP MacKay High Yield Corporate Bond Portfolio

and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may

123

MainStay VP MacKay High Yield Corporate Bond Portfolio

be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the ICE BofAML U.S. High Yield Constrained Index as its primary benchmark. The ICE BofAML U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	17.22%
Worst Quarter
4Q/18	-3.53%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1995	-1.46%	4.16%	9.75%
Service Class	6/4/2003	-1.71%	3.90%	9.48%
ICE BofAML U.S. High Yield Constrained Index (reflects no deductions for fees, expenses, or taxes)		-2.27%	3.83%	11.02%

124

MainStay VP MacKay High Yield Corporate Bond Portfolio

Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
MacKay Shields LLC	Andrew Susser, Executive Managing Director	Since 2013
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

125

MainStay VP MacKay Unconstrained Bond Portfolio

Investment Objective

The Portfolio seeks total return by investing primarily in domestic and foreign debt securities.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.56%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses
Interest Expenses on Securities Sold Short	0.10%
Broker Fees and Charges on Short Sales	0.05%
Remainder of Other Expenses	0.04%
Total Other Expenses	0.19%
Total Annual Portfolio Operating Expenses	1.00%

1. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $1 billion; 0.50% on assets from $1 billion to $5 billion; and 0.475% on assets over $5 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 102	$ 318	$ 552	$ 1,225
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective through a flexible investment process that allocates investments across the global fixed-income markets. The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a diversified portfolio of debt or debt-related securities such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt or debt-related securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; loan participation interests; convertible bonds; and variable or floating rate debt securities. The Portfolio may invest in debt securities that are rated investment grade and below investment grade by an independent rating agency. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or “junk bonds.” If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security’s credit quality. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, floating or inverse floating rates of interest. The Portfolio may invest without limitation in securities of foreign issuers, including emerging markets. The currency exposure of non-U.S. investments may or may not be hedged. The Portfolio may invest up to 15% of its net assets in equity securities.

126

MainStay VP MacKay Unconstrained Bond Portfolio

The Portfolio intends to utilize various investment strategies in a broad array of fixed-income sectors to achieve its investment objective. The Portfolio will not be constrained by portfolio management relative to an index. Because an unconstrained bond portfolio does not track a fixed-income index, its performance may vary at times and demonstrate low correlation to traditional fixed-income indices. In pursuing its investment objective, the Portfolio’s investment strategy is subject to market risk and shares may gain or lose value.

The average portfolio duration of the Portfolio will normally vary from 0 to 7 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Portfolio may invest in derivatives, such as futures, options, forward commitments and interest rate swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings or manage duration. The Portfolio may invest up to 25% of its total assets in swaps.

The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio's short positions, either direct short positions or through credit default swaps or total return swaps, may total up to 20% of the Portfolio’s net assets. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Investment Process: MacKay Shields LLC, the Portfolio’s Subadvisor, seeks to identify investment opportunities through an investment process focused on macroeconomic analysis and bottom-up security selection. The Subadvisor allocates the Portfolio's investments among the various bond market sectors based on current and projected economic and market conditions. The Portfolio may invest across bond market sectors, geographies and credit qualities.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic and foreign economies, and meaningful changes in the issuer's financial condition, including changes in the issuer's credit risk and competitiveness.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may

127

MainStay VP MacKay Unconstrained Bond Portfolio

be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Portfolio to recognize income, and therefore the Portfolio may be required to make distributions to shareholders before the Portfolio receives any cash payments on its investment.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Portfolio’s net asset value.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared

128

MainStay VP MacKay Unconstrained Bond Portfolio

swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's

129

MainStay VP MacKay Unconstrained Bond Portfolio

investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

When-Issued Securities Risk: The Portfolio may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices, as well as an additional benchmark. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Portfolio has selected the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as its secondary benchmark. The ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying London Interbank Offered Rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective May 1, 2013, the Portfolio changed its investment objective and principal investment

130

MainStay VP MacKay Unconstrained Bond Portfolio

strategies. The performance in the bar chart and table prior to that date reflects the Portfolio's prior investment objective and principal investment strategies.

Annual Returns, Service Class Shares
(by calendar year 2012-2018)

Best Quarter
1Q/12	5.00%
Worst Quarter
3Q/15	-3.11%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Service Class	4/29/2011	-1.46%	1.80%	3.17%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	2.69%
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index (reflects no deductions for fees, expenses, or taxes)		2.08%	0.86%	0.69%
Morningstar Nontraditional Bond Category Average (reflects no deductions for fees and taxes)		-1.12%	1.67%	1.66%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Joseph Cantwell, Managing Director	Since 2018
	Shu-Yang Tan, Managing Director	Since 2018
	Matt Jacob, Managing Director	Since 2018
	Stephen R. Cianci, Senior Managing Director	Since 2018
	Neil Moriarty, III, Senior Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal

131

MainStay VP MacKay Unconstrained Bond Portfolio

income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

132

MainStay VP PIMCO Real Return Portfolio

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses
Interest Expenses [1]	0.81%
Remainder of Other Expenses	0.12%
Total Other Expenses	0.93%
Total Annual Portfolio Operating Expenses	1.68%
Waiver / Reimbursement[2]	(0.09)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	1.59%

1. “Interest Expenses” are based on the amount incurred during the Portfolio’s most recent fiscal year as a result of entering into certain investments, such as dollar roll transactions. Under amended accounting guidance, certain dollar roll transactions are treated as secured borrowings and the components of the net income from such transactions are now presented in the financial statements as interest income and interest expense. This accounting treatment does not affect the Portfolio’s overall results of operations, net asset value, total return or the amount of expenses paid directly from your investment in the Portfolio. The amount of “Interest Expenses” (if any) will vary based on the Portfolio’s use of such investments as an investment strategy.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.78% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 162	$ 521	$ 904	$ 1,980
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 157% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation indexed bonds may be invested in other types of fixed-income instruments. "Fixed-income instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non- U.S. public- or private-sector entities. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses

133

MainStay VP PIMCO Real Return Portfolio

the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. As used in the investment objective, "real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure, and "real capital" equals capital less the estimated cost of inflation measured by the change in an official inflation measure. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because the market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% to 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Bloomberg Barclays U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective duration of the Bloomberg Barclays U.S. TIPS Index, as calculated by Pacific Investment Management Company LLC, the Portfolio's Subadvisor, which as of February 28, 2019 was 7.44 years.

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Services, Inc., or equivalently rated, at the time of purchase, by Standard & Poor's Ratings Services or Fitch Inc., or, if unrated, determined by the Subadvisor to be of comparable quality (except that within such 10% limitation, the Portfolio may invest in mortgage-backed securities rated below B). The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio's Prospectus or Statement of Additional Information. The Portfolio may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred shares.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that

134

MainStay VP PIMCO Real Return Portfolio

interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive

135

MainStay VP PIMCO Real Return Portfolio

and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Sovereign Debt Risk: The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

136

MainStay VP PIMCO Real Return Portfolio

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. TIPS Index as its primary benchmark. The Bloomberg Barclays U.S. TIPS Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity and are rated investment grade.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares
(by calendar year 2013-2018)

Best Quarter
2Q/14	4.13%
Worst Quarter
2Q/13	-8.29%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Service Class	2/17/2012	-2.80%	0.96%	0.07%
Bloomberg Barclays U.S. TIPS Index (reflects no deductions for fees, expenses, or taxes)		-1.26%	1.69%	0.69%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Pacific Investment Management Company LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Pacific Investment Management Company LLC	Mihir Worah, Managing Director	Since 2012
	Stephen A. Rodosky, Managing Director	Since January 2019
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

137

MainStay VP PIMCO Real Return Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

138

MainStay VP U.S. Government Money Market Portfolio

Investment Objective

The Portfolio seeks a high level of current income while preserving capital and maintaining liquidity.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.40%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.44%

1. The management fee is as follows: 0.40% on assets up to $500 million; 0.35% on assets from $500 million to $1 billion; and 0.30% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 45	$ 141	$ 246	$ 555
Principal Investment Strategies

The Portfolio invests 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Government securities, as defined in or interpreted under the 1940 Act, include securities issued or guaranteed by the United States or certain “government agencies or instrumentalities.” In addition, the Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in “government securities” and/or repurchase agreements that are collateralized by government securities.

The Portfolio invests in short-term, high-quality, U.S. dollar-denominated government securities. The Portfolio may invest in variable rate notes, floaters, mortgage-related securities and other instruments that qualify as government securities. The Portfolio maintains a dollar-weighted average maturity of 60 days or less and maintains a dollar-weighted average life to maturity of 120 days or less. As a “government money market fund,” the Portfolio is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price. In addition, as a “government money market fund,” the Board has determined that the Portfolio is not subject to the imposition of liquidity fees and/or gates on redemptions. The Board has reserved its ability to change this determination with respect to the imposition of liquidity fees and/or gates on redemptions, but such change would become effective only after shareholders were provided with specific advance notice of the change.

The Portfolio will generally invest in government securities that mature in 397 days or less, substantially all of which will be held to maturity. However, the Portfolio may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate note that meets the applicable regulatory guidelines with respect to maturity. Additionally, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

Investment Process: NYL Investors LLC, the Portfolio's Subadvisor, seeks to achieve the highest yield while also seeking to minimize risk, maintain liquidity and preserve principal. The Subadvisor works to add value by emphasizing specific securities that appear to be attractively priced based upon historical and current yield spread relationships.

The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio or to meet redemptions.

139

MainStay VP U.S. Government Money Market Portfolio

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market or other investments.

Stable Net Asset Value Risk: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of unusual market conditions or a sudden collapse in the creditworthiness of an issuer once believed to be an issuer of high-quality, short-term securities. The Portfolio is permitted to, among other things, reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Money Market Risk: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Backed Securities Risk: Prepayment risk is associated with mortgage-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to lengthen, increasing the potential for the Portfolio to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

140

MainStay VP U.S. Government Money Market Portfolio

Tax Diversification Risk: The Portfolio intends to operate as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. Additionally, the Portfolio intends to meet the diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Internal Revenue Code of 1986, as amended. To satisfy these diversification requirements, the value of the assets of the Portfolio invested in securities issued by the U.S. government must remain below specified thresholds. For these purposes, each U.S. government agency or instrumentality is treated as a separate issuer.

Operating as a government money market fund may make it difficult for the Portfolio to meet these diversification requirements. A failure to satisfy the diversification requirements could have significant adverse tax consequences for variable annuity and variable life insurance contract owners who have allocated a portion of their contract values to the Portfolio.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Portfolio.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a money market fund average. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited.

Effective August 26, 2016 and October 14, 2016, the Portfolio modified its principal investment strategies in connection with commencing operations as a “government money market fund.” Consequently the performance information below may have been different if the current investment strategies had been in effect during the period prior to the Portfolio commencing operations as a “government money market fund.”

For certain periods, the Manager voluntarily has waived or reimbursed the Portfolio’s expenses to the extent it deemed appropriate to enhance the Portfolio's yield during periods when expenses had a significant impact on yield because of low interest rates. Without these waivers or reimbursements, the Portfolio’s returns would have been lower. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

For current yield information, call toll-free: 800-598-2019.

Annual Returns, Initial Class Shares

(by calendar year 2009-2018)

Best Quarter
4Q/18	0.45%
Worst Quarter
4Q/10	0.00%

141

MainStay VP U.S. Government Money Market Portfolio

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	1.38%	0.37%	0.19%
7-day current yield
Initial Class: 1.93%
Average Lipper Variable Products Money Market Portfolio
(reflects no deductions for fees and taxes)		1.31%	0.35%	0.21%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. NYL Investors LLC serves as the Subadvisor.

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

142

MainStay VP Conservative Allocation Portfolio

Investment Objective

The Portfolio seeks current income and, secondarily, long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.03%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.65%
Total Annual Portfolio Operating Expenses	0.93%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 95	$ 296	$ 515	$ 1,143
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investments”) or its affiliates (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50% to 70%) of its assets in Underlying Fixed-Income Portfolios/Funds and approximately 40% (within a range of 30% to 50%) of its assets in Underlying Equity Portfolios/Funds. The Portfolio may invest approximately 10% (within a range of 0% to 20%) of its assets in international equity funds. New York Life Investments may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without prior approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investments will generally allocate such investments equally between U.S. equity funds and international equity funds.

New York Life Investments will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investments will classify them based on certain factors, including, but not limited to, the Underlying Portfolio/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

143

MainStay VP Conservative Allocation Portfolio

New York Life Investments uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
MainStay VP Conservative Allocation Portfolio*	30%	10%	40%	60%

* Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for the Portfolio's investments. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investments monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investments may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investments may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Conflicts of Interest: Potential conflicts of interest situations could arise. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of an Underlying Portfolio/Fund or vice versa. New York Life Investments will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts in light of the fiduciary duty New York Life Investments has to the Portfolio, which requires it to act in the best interests of the Portfolio when selecting Underlying Portfolios/Funds.

144

MainStay VP Conservative Allocation Portfolio

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investments in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investments may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which New York Life Investments takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: The value of a Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Porfolio's manager or subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Porfolio's manager or subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose a Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to a Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested

145

MainStay VP Conservative Allocation Portfolio

at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and Fixed-Income Portfolios may currently face a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of a Portfolio's investments in foreign securities. Foreign securities may also subject a Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by a Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Portfolio could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares the Portfolio receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Capitalization Risk: To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, a Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these

146

MainStay VP Conservative Allocation Portfolio

instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to or held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of three broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a

147

MainStay VP Conservative Allocation Portfolio

broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	10.08%
Worst Quarter
3Q/11	-7.00%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Service Class	2/13/2006	-6.68%	2.28%	6.90%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Conservative Allocation Composite Index (reflects no deductions for fees, expenses, or taxes)		-2.49%	4.25%	6.97%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2008
	Poul Kristensen, Managing Director	Since 2013
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

148

MainStay VP Conservative Allocation Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

149

MainStay VP Moderate Allocation Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital and, secondarily, current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.02%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.76%
Total Annual Portfolio Operating Expenses	1.03%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 105	$ 328	$ 569	$ 1,259
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investments”) or its affiliates (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50% to 70%) of its assets in Underlying Equity Portfolios/Funds, and approximately 40% (within a range of 30% to 50%) of its assets in Underlying Fixed-Income Portfolios/Funds. The Portfolio may invest approximately 15% (within a range of 5% to 25%) of its assets in international equity funds. New York Life Investments may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without prior approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investments will generally allocate such investments equally between U.S. equity funds and international equity funds.

New York Life Investments will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investments will classify them based on certain factors, including, but not limited to, the Underlying Portfolio/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

150

MainStay VP Moderate Allocation Portfolio

New York Life Investments uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
MainStay VP Moderate Allocation Portfolio*	45%	15%	60%	40%

* Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for the Portfolio's investments. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investments monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investments may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investments may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Conflicts of Interest: Potential conflicts of interest situations could arise. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of an Underlying Portfolio/Fund or vice versa. New York Life Investments will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts in light of the fiduciary duty New York Life Investments has to the Portfolio, which requires it to act in the best interests of the Portfolio when selecting Underlying Portfolios/Funds.

151

MainStay VP Moderate Allocation Portfolio

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investments in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investments may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which New York Life Investments takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: The value of a Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Portfolio's manager or subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Portfolio's manager or subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose a Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to a Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested

152

MainStay VP Moderate Allocation Portfolio

at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and Fixed-Income Portfolios may currently face a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of a Portfolio's investments in foreign securities. Foreign securities may also subject a Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by a Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Portfolio could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares the Portfolio receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Capitalization Risk: To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, a Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these

153

MainStay VP Moderate Allocation Portfolio

instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to or held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of three broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a

154

MainStay VP Moderate Allocation Portfolio

broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	12.06%
Worst Quarter
3Q/11	-10.83%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Service Class	2/13/2006	-8.63%	2.64%	7.91%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Moderate Allocation Composite Index (reflects no deductions for fees, expenses, or taxes)		-3.84%	5.05%	8.57%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2008
	Poul Kristensen, Managing Director	Since 2013
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

155

MainStay VP Moderate Allocation Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

156

MainStay VP Moderate Growth Allocation Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital and, secondarily, current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.02%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.85%
Total Annual Portfolio Operating Expenses	1.12%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 114	$ 356	$ 617	$ 1,363
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investments”) or its affiliates (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 80% (within a range of 70% to 90%) of its assets in Underlying Equity Portfolios/Funds and approximately 20% (within a range of 10% to 30%) of its assets in Underlying Fixed-Income Portfolios/Funds. The Portfolio may invest approximately 20% (within a range of 10% to 30%) of its assets in international equity portfolios/funds. New York Life Investments may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without prior approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investments will generally allocate such investments equally between U.S. equity funds and international equity funds.

New York Life Investments will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investments will classify them based on certain factors, including, but not limited to, the Underlying Portfolio/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

157

MainStay VP Moderate Growth Allocation Portfolio

New York Life Investments uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
MainStay VP Moderate Growth Allocation Portfolio*	60%	20%	80%	20%

* Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for the Portfolio's investments. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investments monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investments may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investments may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Conflicts of Interest: Potential conflicts of interest situations could arise. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of an Underlying Portfolio/Fund or vice versa. New York Life Investments will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts in light of the fiduciary duty New York Life Investments has to the Portfolio, which requires it to act in the best interests of the Portfolio when selecting Underlying Portfolios/Funds.

158

MainStay VP Moderate Growth Allocation Portfolio

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investments in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investments may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which New York Life Investments takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: The value of a Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Portfolio's manager or subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Portfolio's manager or subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose a Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to a Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested

159

MainStay VP Moderate Growth Allocation Portfolio

at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and Fixed-Income Portfolios may currently face a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of a Portfolio's investments in foreign securities. Foreign securities may also subject a Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by a Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Portfolio could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares the Portfolio receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Capitalization Risk: To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, a Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these

160

MainStay VP Moderate Growth Allocation Portfolio

instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to or held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of three broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a

161

MainStay VP Moderate Growth Allocation Portfolio

broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Portfolio has selected the Moderate Growth Allocation Composite Index as an additional benchmark. The Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	14.45%
Worst Quarter
3Q/11	-14.90%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Service Class	2/13/2006	-10.95%	2.81%	9.04%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Moderate Growth Allocation Composite Index (reflects no deductions for fees, expenses, or taxes)		-5.27%	5.80%	10.11%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2008
	Poul Kristensen, Managing Director	Since 2013
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

162

MainStay VP Moderate Growth Allocation Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

163

MainStay VP Growth Allocation Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.02%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.88%
Total Annual Portfolio Operating Expenses	1.15%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 117	$ 365	$ 633	$ 1,398
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investments”) or its affiliates (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Portfolios/Funds (normally within a range of 90% to 100%). The Portfolio may invest approximately 25% (within a range of 15% to 35%) of its assets in international equity funds. The Portfolio may invest up to 10% of its assets in Underlying Fixed-Income Portfolios/Funds. New York Life Investments may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without prior approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investments will generally allocate such investments equally between U.S. equity funds and international equity funds.

New York Life Investments will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investments will classify them based on certain factors, including, but not limited to, the Underlying Portfolio/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

164

MainStay VP Growth Allocation Portfolio

New York Life Investments uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
MainStay VP Growth Allocation Portfolio*	75%	25%	100%	0%

*Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for the Portfolio's investments. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investments monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investments may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investments may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Conflicts of Interest: Potential conflicts of interest situations could arise. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of an Underlying Portfolio/Fund or vice versa. New York Life Investments will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts in light of the fiduciary duty New York Life Investments has to the Portfolio, which requires it to act in the best interests of the Portfolio when selecting Underlying Portfolios/Funds.

165

MainStay VP Growth Allocation Portfolio

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investments in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investments may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which New York Life Investments takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: The value of a Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Portfolio's manager or subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Portfolio's manager or subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose a Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to a Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested

166

MainStay VP Growth Allocation Portfolio

at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and Fixed-Income Portfolios may currently face a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of a Portfolio's investments in foreign securities. Foreign securities may also subject a Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by a Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Portfolio could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares the Portfolio receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Capitalization Risk: To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, a Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these

167

MainStay VP Growth Allocation Portfolio

instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to or held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The Portfolio has selected the

168

MainStay VP Growth Allocation Portfolio

Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	16.07%
Worst Quarter
3Q/11	-17.59%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Service Class	2/13/2006	-12.99%	2.93%	9.47%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Growth Allocation Composite Index (reflects no deductions for fees, expenses, or taxes)		-6.75%	6.50%	11.57%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2008
	Poul Kristensen, Managing Director	Since 2013
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus

169

MainStay VP Growth Allocation Portfolio

of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

170

More About Investment Strategies and Risks

Information about each Portfolio's investment objective, principal investment strategies, investment practices and principal risks appears in the relevant summary section for each Portfolio at the beginning of this Prospectus. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to one or more of the Portfolios, including the Underlying Portfolios/Funds in which the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (each, an "Asset Allocation Portfolio", together, the "Asset Allocation Portfolios"), may invest, and the ETPs in which the MainStay VP IQ Hedge Multi-Strategy Portfolio may invest. Some of the Portfolios and Underlying Portfolios/Funds or ETPs may use the investments/strategies discussed below more than other Portfolios and Underlying Portfolios/Funds or ETPs. The strategies and risks below generally apply to (i) the Portfolios, (ii) the Underlying Portfolios/Funds, and (iii) the ETPs in which the MainStay VP IQ Hedge Multi-Strategy Portfolio may invest, as applicable. Therefore, references to a "Portfolio" also include the Underlying Portfolios/Funds and ETPs unless the context requires otherwise. The Portfolios may be subject to risks to different degrees. Not all investments/strategies of the Portfolios may be described in this Prospectus. The fact that a particular risk is not identified as a principal risk for a Portfolio does not mean that the Portfolio is prohibited from investing in securities or investments that give rise to that risk.

Investment Policies and Objectives

Certain Portfolios have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Portfolios has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as described in that Portfolio’s Principal Investment Strategies section and set forth in the Statement of Additional Information (“SAI”). This requirement is applied at the time a Portfolio invests its assets. If, subsequent to an investment by a Portfolio, this requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this requirement. To the extent a Portfolio invests in derivatives, such investments may be counted on a mark-to-market basis for purposes of the 80% policy. The MainStay Group of Funds has adopted a policy to provide a MainStay Portfolio's shareholders with at least 60 days' prior notice of any changes in that Portfolio’s non-fundamental policy with respect to investments of a type suggested by its name. The 80% policies for the MainStay VP MacKay Growth Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP PIMCO Real Return Portfolio and the MainStay VP IQ Hedge Multi-Strategy Portfolio were not adopted pursuant to Rule 35d-1 under the 1940 Act and are not subject to the 60 days’ prior notice policy. However, shareholders of the MainStay VP Cushing Renaissance Advantage Portfolio will be provided at least 60 days' prior notice with respect to a change to the Portfolio's 80% policy. For additional information, please see the SAI.

The MainStay VP U.S. Government Money Market Portfolio has a policy to invest 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. Government securities, as defined under the 1940 Act and interpreted, include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. As a “government money market fund,” the Portfolio is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price. In addition, as a “government money market fund,” the Board has determined that the Portfolio is not subject to liquidity fees and/or redemption gates on redemptions. The Board has reserved the ability to change this determination with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders were provided with specific advance notice of the change.

When the discussion states that a Portfolio “primarily” in a certain type or style of investment, this means that under normal circumstances it will invest at least 65% of its assets, as described above, in that type or style of investment.

Each Portfolio may invest its net assets in other investment companies, including ETFs that invest in similar securities, and count such holdings towards various guideline tests (such as the 80% test required pursuant to Rule 35d-1 under the 1940 Act). In appropriate circumstances, synthetic investments may also count toward various guideline tests (such as the 80% test required pursuant to Rule 35d-1 under the 1940 Act).

Unless otherwise stated, each Portfolio “looks through” its holdings in ETFs to the characteristics of the underlying securities held by the ETF in order to comply with any stated investment strategy, objective or policies. See “Exchange-Traded Funds” below. With respect to the MainStay VP U.S. Government Money Market Portfolio’s policy to invest 99.5% or more of the Portfolio’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully,” the Portfolio may, as appropriate, deem investments in other “government money market funds” pursuant to Rule 2a-7 under the 1940 Act as within its 99.5% policy for compliance purposes.

Each Portfolio’s investment objective is non-fundamental and may be changed without shareholder approval.

171

More About Investment Strategies and Risks

Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the SAI. The following information regarding principal investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

Cash Flow Risk

The amount of cash that the MainStay VP Cushing Renaissance Advantage Portfolio or MainStay VP IQ Hedge Multi-Strategy Portfolio have available to distribute to shareholders will depend on the ability of the Energy Companies, Renaissance Companies or ETPs in which each Portfolio have an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The MainStay VP Cushing Renaissance Advantage Portfolio or MainStay VP IQ Hedge Multi-Strategy Portfolio will likely have no influence over the actions of the Renaissance Companies or ETPs in which they invest with respect to the payment of distributions or dividends. The amount of cash that any individual company or ETP can distribute to its investors, including the MainStay VP Cushing Renaissance Advantage Portfolio or MainStay VP IQ Hedge Multi-Strategy Portfolio, will depend on the amount of cash the company and the ETP's investment performance generates from operations, which will vary from quarter to quarter depending on factors affecting the energy sector generally and the particular business lines of the issuer. Available cash will depend on the company’s operating costs, capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The cash that an MLP will have available for distribution will also depend on the incentive distributions payable to its general partner or managing member in connection with distributions paid to its equity investors.

Commodities and Commodity-Linked Derivatives Risk

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Certain Portfolios may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.

Exposure to the commodities markets may subject the Portfolios to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Commodity-Linked Derivatives. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Structured Notes. Structured notes expose the Portfolios economically to movements in commodity prices. The performance of a structured note is determined by the price movements of the commodity underlying note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Concentration Risk

Because certain Portfolios focus their investments in a specific industry or group of industries, the Portfolios may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. Such Portfolios may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the industries in which they invest. The Portfolios are subject to the risk that: (1) their performance will be closely tied to the performance of those particular industries; (2) their performance will be adversely impacted when such industries experience a downturn; and (3) they will perform poorly during a slump in demand for securities of companies in such industries. Securities of issuers in certain industries are at times volatile, and there may be sharp fluctuations in prices, even during periods of rising prices. To the extent that a Subadvisor’s expectations regarding developments in industries in which a Portfolio invests are not realized, the Portfolio may underperform securities markets generally and more broadly diversified funds.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to

172

More About Investment Strategies and Risks

exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Correlation Risk

There is no assurance that the investment performance of the MainStay VP Indexed Bond Portfolio or MainStay VP MacKay S&P 500 Index Portfolio will equal or exceed that of the Bloomberg Barclays U.S. Aggregate Bond Index or S&P 500® Index, respectively. If the value of each Portfolio’s applicable Index declines, the net asset value ("NAV") of shares of each Portfolio is also likely to decline. Each Portfolio's ability to track its applicable Index may be affected by, among other things, transaction costs; changes in either the composition of the Index or the number of bonds or common stock outstanding for the components of the Index; and timing and amount of purchases and redemptions of the Portfolio's shares.

The investment results of the MainStay VP IQ Hedge Multi-Strategy Portfolio may not equal or exceed those of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. In particular, the MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment results may not equal or exceed those of the Underlying Index because the MainStay VP IQ Hedge Multi-Strategy Portfolio bears certain costs and risks associated with buying and selling securities (when rebalancing the MainStay VP IQ Hedge Multi-Strategy Portfolio’s securities holdings to reflect changes in the Underlying Index or for other similar reasons) while the same costs and risks may not be factored into the investment results of the Underlying Index. Tracking error also may result because the MainStay VP IQ Hedge Multi-Strategy Portfolio incurs certain other fees and expenses not reflected in the Underlying Index. Market disruptions and regulatory restrictions could have an adverse effect on the MainStay VP IQ Hedge Multi-Strategy Portfolio’s ability to adjust its exposure to the required levels to track the Underlying Index. In addition, the MainStay VP IQ Hedge Multi-Strategy Portfolio may use a “representative sampling” approach, which may cause the MainStay VP IQ Hedge Multi-Strategy Portfolio’s returns to not be as well correlated with the return of the Underlying Index as would be the case if the MainStay VP IQ Hedge Multi-Strategy Portfolio purchased all of the Underlying Index Components in the proportions represented in the Underlying Index.

The IndexIQ LLC (the “Index Provider”) relies on third party data it believes to be reliable in constructing the Underlying Index, but there can be no assurance as to the accuracy or availability of such third-party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Underlying Index. Errors with respect to the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the MainStay VP IQ Hedge Multi-Strategy Portfolio and its shareholders. Imperfect correlation between the MainStay VP IQ Hedge Multi-Strategy Portfolio’s portfolio securities and the Underlying Index Components, rounding of prices, changes to the Underlying Index and regulatory requirements may also cause or contribute to the divergence of the MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment results from those of the Underlying Index (i.e., the MainStay VP IQ Hedge Multi-Strategy Portfolio’s returns may not equal or exceed those of the Underlying Index). This risk may be heightened during times of unfavorable market conditions.

In addition, the MainStay VP IQ Hedge Multi-Strategy Portfolio may be unable to invest in certain Underlying Index Components, or invest in them in the exact proportions in which they are represented in the Underlying Index, as a result of legal restrictions or limitations, a lack of liquidity on stock exchanges in which such securities trade, or other reasons. Moreover, the MainStay VP IQ Hedge Multi-Strategy Portfolio may be delayed in purchasing or selling Underlying Index Components. To the extent the MainStay VP IQ Hedge Multi-Strategy Portfolio calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the MainStay VP IQ Hedge Multi-Strategy Portfolio’s ability to track the Underlying Index may be adversely affected. In light of the factors discussed above, the MainStay VP IQ Hedge Multi-Strategy Portfolio’s returns may be lower than the returns of the Underlying Index.

Debt or Fixed-Income Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the

173

More About Investment Strategies and Risks

value of a Portfolio's investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the NAV of a Portfolio that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Portfolio that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of a Portfolio's investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of a debt security usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, a Portfolio's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the United States and many parts of the world, including certain European countries, continue to be near recent historically low levels. These levels of interest rates (or negative interest rates) may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect a Portfolio's performance. The Board of Governors of the Federal Reserve System (“Federal Reserve Board”) has previously taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate near the recent historically low levels. The Portfolio may be subject to heightened interest rate risk because the Federal Reserve Board may continue to raise the federal funds rate, which causes an increase in interest rates. Any such rise in interest rates may be sudden and significant, with unpredictable effects on the financial markets and a Portfolio's investments.

• Extension risk and Prepayment risk: An issuer could exercise its right to pay principal on an obligation held by a Portfolio later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation may decrease, and a Portfolio may also suffer from the inability to reinvest in higher yielding securities. When interest rates decline, securities with stated interest rates may have the principal prepaid earlier than expected, requiring a Portfolio to invest the proceeds at generally lower interest rates.

Debt securities rated below investment grade by an independent ratings agency, such as Standard & Poor’s Ratings Services (“S&P”) or Moody's Investors Service, Inc. ("Moody's") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by a Portfolio and, in turn, the Portfolio’s susceptibility to changes in interest rates.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps a Portfolio manage duration and risk, and attempts to create a more consistent return.

Inflation-protected securities may react differently from other fixed-income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. If interest rates rise due to reasons other than inflation, an investment in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Depositary Receipts

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) and other similar securities represent ownership of securities of

174

More About Investment Strategies and Risks

non-U.S. issuers held in trust by a bank, exchange or similar financial institution. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. These investments may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Transactions

Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures, and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be difficult to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor of the Portfolio is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, a Portfolio could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Portfolio seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Portfolio may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of a Portfolio or result in the deferral of losses that would otherwise be recognized by a Portfolio in determining the amount of dividends distributable to shareholders. As a series of an investment company registered with the Securities and Exchange Commission ("SEC"), each Portfolio must maintain reserves of liquid assets or otherwise "cover" obligations with respect to certain kinds of derivative instruments in accordance with applicable SEC guidance or staff interpretations.

Future regulatory developments may impact a Portfolio's ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Portfolio itself is regulated. These or other legislative or regulatory changes may negatively impact a Portfolio and/or result in a change in its investment strategy.

Direct Investments

Direct investments are investments made directly with an enterprise through a shareholder or similar agreement, not through publicly traded shares or interests. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, direct investments may take longer to liquidate than would be the case for publicly traded securities. Although direct investments may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Distressed Securities

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Portfolio will not receive interest payments on such securities and may incur costs to protect its investment. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which a Portfolio has invested, a Portfolio may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts. In addition, a Portfolio's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Dividend-Paying Stocks

Dividend-paying stocks may underperform the securities of other companies that do not typically produce income or other distributions. In addition, issuers of dividend-paying stock may have discretion at any time to reduce, defer, or stop paying dividends for a stated period of time. Depending upon market conditions, an income-producing stock that meets a Portfolio’s investment criteria may not be

175

More About Investment Strategies and Risks

widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of a Portfolio to produce current income while remaining fully diversified. The distributions received by a Portfolio may not qualify as income for Portfolio investors.

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect a Portfolio's investments in these countries or regions. National policies that may limit a Portfolio's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the United States and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Portfolio's exposure to the risks associated with investing in emerging market countries are magnified if the Portfolio invests in frontier market countries.

Energy Companies Risk and Industry Specific Risk

MLPs and companies in the energy sector are also subject to risks that are specific to the particular industry in which they operate.

Pipeline – Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined petroleum products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for

176

More About Investment Strategies and Risks

their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.

Gathering and Processing – Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Exploration and Production – Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Oil – In addition to the risks applicable to pipeline companies described above, gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain MLPs, Energy Companies, and the oil industry in general.

Propane – Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane, which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Coal – Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Marine Shipping – Marine shipping companies are subject to the supply of, demand for, and level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply and market areas they serve, which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism.

Cash Flow Risk – MainStay VP Cushing Renaissance Advantage Portfolio will derive substantially all of its cash flow from investments in equity securities of Energy Companies. The amount of cash that the Portfolio has available to distribute to shareholders will depend on the ability of the Energy Companies in which the Portfolio has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Related Sectors Risks – In addition to investing in companies in the energy sector, the MainStay VP Cushing Renaissance Advantage Portfolio will invest in energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from lower energy and feedstock costs. Many of the risks applicable to companies in the energy sector discussed herein also apply, directly or indirectly, to such companies.

Energy Concentration Risk

The MainStay VP Cushing Renaissance Advantage Portfolio may be subject to more risks than if it were more broadly diversified over numerous industries and sectors. General changes in market sentiment towards companies in the industries and sectors in which it invests may adversely affect the Portfolio, and the performance of such sectors may lag behind the broader market as a whole. Issuers

177

More About Investment Strategies and Risks

outside the energy sector in which the Portfolio will invest typically consist of industrial and manufacturing and transportation and logistics companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs. As a result, these companies may also be more sensitive to certain risks associated with the energy sector. The Subadvisor seeks to invest the Portfolio’s assets in a portfolio of investments designed to take advantage of changing dynamics in the energy, industrial and manufacturing and transportation and logistics sectors. To the extent that the Subadvisor’s expectations regarding developments in the U.S. energy sector, domestic energy production and the realization of lower energy and feedstock costs and the impact of such developments on companies in which the Portfolio invests and the economy generally are not realized, the Portfolio may underperform securities markets generally and more broadly diversified funds.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Portfolio buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts ("REITs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Portfolio's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Event-Driven Arbitrage

A Portfolio’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the situation does not occur as anticipated (including on the terms originally proposed), when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by the Portfolio may decline sharply and result in losses to the Portfolio if, for example, such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. The consummation of mergers, spin-offs and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings and general market declines. During periods when merger activity is low, for example, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Such arbitrage strategies are also subject to the risk of overall market movements. There is no assurance that the Manager or a Subadvisor will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful merger or similar corporate action.

Exchange-Traded Funds (“ETFs”)

To the extent a Portfolio may invest in securities of other investment companies, the Portfolio may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on the Portfolio's investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. A Portfolio will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by the Portfolio. The Portfolio will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. A Portfolio may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Portfolio or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.

A Portfolio may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

178

More About Investment Strategies and Risks

The MainStay VP IndexIQ Hedge Multi-Strategy Portfolio may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies to invest in those ETFs beyond the limits of the Investment Company Act of 1940, as amended ("1940 Act"), subject to certain conditions. (Ordinarily, the 1940 Act limits a fund's investments in a single ETF to 5% of the fund's total assets and in all ETFs to 10% of the fund's total assets and 3% of the total shares outstanding of an ETF.) In reliance on such exemptive orders, the Portfolio may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively.

Financial Sector Risk

To the extent a Portfolio invests in financial services firms, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the financial sector. Investments in the financial sector may be adversely affected by regulatory changes, interest rate movements, the availability of capital, the cost of borrowing, the rate of debt defaults, increased competition, and adverse conditions in other related markets.

Floaters and Variable Rate Demand Obligations Risks

Floaters and variable rate demand instruments are generally a long-term debt security that resets its interest rate periodically based on changes to general interest rates and requires a third party, such as a broker-dealer or bank, to remarket or repurchase the security for its face value following demand by a Portfolio. Depending on the interest rate environment, a Portfolio may be adversely affected by any delay between the security’s periodic interest rate reset and an intervening change in general interest rates. In a rising interest rate environment, such a delay may prevent a Portfolio from receiving the higher interest rate payments in a timely manner. Additionally, a Portfolio will be subject to the credit risk of any third party supporting or providing the security’s demand feature, if a Portfolio chooses not to hold the security to maturity and instead exercises the demand feature. A Portfolio is also subject to the risk that the third party’s obligations may terminate or the third party otherwise fails to meet its obligations to support or provide the demand feature. If a Portfolio is for whatever reason unable to exercise the demand feature, it will be subject to the liquidity risk of the floater or variable rate demand instrument.

Floating Rate Loans

Floating rate loans are subject to similar risks as other debt instruments, such as prepayment and extension risk, credit risk, interest rate risk and risks associated with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain legal and contractual restrictions on resale or assignment. The limited nature of the market may impair a Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, if the market demand for loans increases, the availability of loans for purchase and the interest rate paid by borrowers on such loans may decrease, which may adversely impact a Portfolio. In current market conditions, many loans are not subject to covenants or other terms that are protective to purchasers, and, as a result, certain terms may be more favorable to borrowers than purchasers.

Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, a Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. The Portfolio may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid on a timely basis or at all. Floating rate loans usually are rated below investment grade or if unrated, determined by the Portfolio’s Manager or Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. Investments in floating rate loans may be particularly subject to risks associated with an economic downturn or a significant increase in interest rates. Generally, riskier investments are in lower rated categories.

Although the floating rate loans in which a Portfolio invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. Floating rate loans are typically senior obligations of the borrower or issuer, and are typically secured by collateral although they may not be fully collateralized and may be uncollateralized. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. In addition, the loan agreement may limit the Portfolio’s rights to exercise remedies against collateral or may impose procedures that delay a Portfolio’s receipt of proceeds of collateral. As a result, a Portfolio may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans may be subject to contractual subordination terms or otherwise may be subject to the risk that a court may subordinate a Portfolio’s interest in a loan or in collateral securing a loan to the interests of other creditors or take other actions detrimental to a Portfolio, including limiting or delaying the remedies or collateral available to a Portfolio. In addition, if

179

More About Investment Strategies and Risks

a Portfolio holds certain floating rate loans, a Portfolio may be required to exercise its rights collectively with other creditors or through an agent bank or other intermediary acting on behalf of multiple creditors, and the value of a Portfolio’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

A Portfolio will typically purchase loans via assignment, which makes a Portfolio a direct lender. However, a Portfolio may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Portfolio also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio might be unable to enter into a transaction in a publicly-traded security of that borrower, potentially for a substantial period of time, when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, a Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Focused Portfolio Risk

If a Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund. A Portfolio’s performance may, therefore, be significantly adversely affected by the performance of such Underlying Portfolio/Fund. An Underlying Portfolio/Fund may concentrate or focus in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class. Thus, the Underlying Portfolio/Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class. Such occurrences or developments may have a significant impact on a Portfolio's investment performance causing such performance to be more volatile than the investment performance of a Portfolio invested more broadly. For example, if an Underlying Portfolio/Fund is concentrated or focused in a particular country, a Portfolio focused in such Underlying Portfolio/Fund would be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Underlying Portfolio/Fund invests.

To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in an industry or group of industries, the MainStay VP IQ Hedge Multi-Strategy Portfolio will concentrate its investments to approximately the same extent as the Underlying Index.

Foreign Securities and Currencies

Generally, foreign securities are issued by companies organized outside the United States or are traded primarily in markets outside the United States, but foreign debt securities may be traded on bond markets or over-the-counter markets in the United States. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, a Portfolio may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries. The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

Many of the foreign securities in which the Portfolios invest are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolio's assets. However, the Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect a Portfolio's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. One or more subadvisors of a Portfolio may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of a Portfolio's assets allocated to the subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain

180

More About Investment Strategies and Risks

cases a Portfolio may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Futures Transactions

A Portfolio may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Portfolio may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Portfolio's ability to invest in foreign currencies, each Portfolio may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Portfolios also may enter into futures contracts traded on foreign futures exchanges.

A Portfolio may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. A Portfolio may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when a Portfolio seeks to close out a futures contract. If no liquid market exists, a Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Portfolio's securities being hedged, even if the hedging vehicle closely correlates with the Portfolio's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Geographic Focus Risk

Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, tax policy and political and social instability. A Portfolio's performance will be particularly susceptible to the conditions in the countries or regions to which it is significantly exposed. For example, a Portfolio's investments in Japan may be subject to additional risks, including those associated with an aging and declining population, which contributes to the increasing cost of Japan’s pension and public welfare system and makes the economy more dependent on foreign trade. Additionally, Japan is prone to natural disasters, such as earthquakes and tsunamis.

Additionally, a Portfolio's investments in the United Kingdom subject the Portfolio to additional risks. For example, the United Kingdom is a substantial trading partner of the United States and other European countries, and, as a result, the British economy may be impacted by adverse changes to the economic health of the United States and other European countries. In addition, in a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as “Brexit”), which may have a negative impact on the economy and currency of the United Kingdom, including increased volatility and illiquidity and potentially lower economic growth.

Growth Stocks

Certain Portfolios may invest in equity securities of companies that their Subadvisors believe will experience relatively rapid earnings growth. Such "growth stocks" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Hard Assets

The MainStay VP Mellon Natural Resources Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political or market events, as well as governmental regulation, impacting the hard assets industries. Specifically, the energy industries can be affected by changes in the prices of supplies and of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations. The metals industries can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Securities of issuers in the precious metals and other hard assets industries are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production

181

More About Investment Strategies and Risks

and distribution of hard assets may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

High-Yield Securities

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody’s, and are considered speculative.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of unusual or adverse market, economic or political conditions or rising interest rates, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default.

High Yield Municipal Bond Risk

Certain Portfolios may invest in high-yield municipal bonds. High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity and valuation risks as compared to other municipal bonds and to high-yield debt securities generally. High-yield municipal bonds are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the relevant Subadvisor and are generally considered to be speculative. Analysis of the creditworthiness of issuers of high-yield municipal bonds may be more complex than for issuers of higher quality debt securities, and, as a result, the ability of a Portfolio to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Portfolio was investing in higher quality bonds.

There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for a Portfolio to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates, which could adversely affect and cause large fluctuations in a Portfolio's daily NAV. High-yield municipal bonds may be more likely than other municipal bonds to be considered illiquid. It may be difficult for a Portfolio to obtain an accurate or recent market quotation for a high-yield municipal bond, which may cause the security to be "fair valued" in accordance with the Portfolio’s valuation policies.

High-yield municipal bonds are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher quality bonds. If the issuer of a high-yield municipal bond defaults, a Portfolio may incur additional expenses in seeking recovery. The high-yield municipal bonds in which a Portfolio may invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds, which may adversely affect the value of these investments.

Hybrid Instruments

A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

Illiquid and Restricted Securities

Certain Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell.

Securities and other investments purchased by a Portfolio may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. more difficult to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to

182

More About Investment Strategies and Risks

securities traded over-the-counter, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase and sell such securities.

If one or more instruments in a Portfolio's portfolio become illiquid, the Portfolio may exceed its limit on illiquid investments. In the event that this occurs, the Portfolio must take steps to bring the aggregate amount of illiquid investments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Portfolio to liquidate any portfolio instrument where the Portfolio would suffer a loss on the sale of that investment.

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, the Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to the Portfolio. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities.

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. A principal risk of investing in restricted securities is that they may be difficult to sell.

Index Strategy

Certain Portfolios may employ an index strategy. Therefore, the adverse performance of a particular security ordinarily will not result in the elimination of the security from the Portfolio’s portfolio. The Portfolio’s performance may vary from the index’s performance due to factors such as transaction costs, imperfect correlation between the Portfolio’s holdings and those of the index, and changes in the composition of the index. Also, the Portfolio's fees and expenses will reduce the Portfolio's returns, unlike those of the index. An investment cannot be made directly in an index.

In the case of the MainStay VP IQ Hedge Multi-Strategy Portfolio, the Underlying Index may not be successful in replicating the performance of its target strategies. In constructing the underlying strategies of the Underlying Index, the Index Provider may not be successful in replicating the target returns. There is a risk that hedge fund return data provided by third-party hedge fund data providers may be inaccurate or may not reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases, among other factors. In addition, there is no assurance that the MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment results will equal or exceed those of the Underlying Index or of the MainStay VP IQ Hedge Multi-Strategy Portfolio’s broad-based securities market index. The MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment results (and those of the Underlying Index) may generally be expected to be different from the MainStay VP IQ Hedge Multi-Strategy Portfolio’s broad-based securities market index over various time periods and investment cycles. It is not possible to invest directly in an index.

The MainStay VP IQ Hedge Multi-Strategy Portfolio’s performance may be adversely affected by the Index Provider’s processes and methodology in constructing the Underlying Index, including as a result of inherent design risks, such as the Index Provider’s rules-based methodology, the underlying asset class weightings and the allocation between and among the various hedge fund investment styles reflected in the Underlying Index. Thus, there is no assurance that the Underlying Index’s methodology will generate or produce the intended results, including accurately achieving exposure to the overall hedge fund universe.

Investments in Other Investment Companies

A Portfolio may invest in other investment companies, including open-end funds, closed-end funds, and ETFs.

A Portfolio may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. A Portfolio might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Portfolio may not be able to buy those securities directly. Any investment in another investment company would be consistent with a Portfolio’s objective and investment program. A Portfolio generally will directly bear its proportionate share of the management fees and other expenses that are charged by other investment companies, which also may be advised by the Manager or its affiliates, in addition to the management fees and other expenses paid by the Portfolio.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect a Portfolio’s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual NAV of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

The MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment performance, because it is a fund of funds, depends on the investment performance of the ETPs in which it invests. An investment in the MainStay VP IQ Hedge Multi-Strategy Portfolio is subject to the risks associated with the ETPs that comprise the Underlying Index. The MainStay VP IQ Hedge Multi-Strategy Portfolio’s shareholders will indirectly pay a proportional share of the fees, if any, of the ETPs in which it invests. There is a risk that the Index Provider’s and the Subadvisor’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based

183

More About Investment Strategies and Risks

on actual market conditions. In addition, at times certain of the segments of the market represented by the ETPs may be out of favor and underperform other segments.

Large Transaction Risk

To minimize disruptions to the operations of a Portfolio, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. When New York Life Investments determines to initiate a transaction with an Underlying Portfolio/Fund, New York Life Investments generally coordinates directly with the portfolio managers of the Underlying Portfolio/Fund to ensure that the transactions are accommodated efficiently and in a cost effective manner, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Leverage

To the extent a Portfolio employs certain strategies and instruments (e.g., derivatives) that result in direct or indirect economic leverage, a Portfolio may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require a Portfolio to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk

Certain Portfolios are subject to liquidity and valuation risk. Liquidity risk is the risk that a Portfolio could not meet redemption requests without significant dilution of remaining investors’ interests in a Portfolio. Liquidity risk exists when particular investments are difficult to sell, possibly preventing a Portfolio from selling the investments at an advantageous time or price. Liquidity risk may also exist because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Markets for debt and other fixed-income securities have consistently grown over the past three decades. However, the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. A Portfolio's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.

Valuation risk refers to the potential that the sales price a Portfolio could receive for any particular investment may differ from the Portfolio’s valuation of the investment. Valuation of a Portfolio’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Portfolio’s NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Portfolio’s NAV. A Portfolio (or the Manager or Subadvisor) may rely on various sources of information to value investments and calculate NAVs. A Portfolio may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Determining the Portfolio's Shares Prices ("NAV") and the Valuation of Securities," "Investment in the Portfolios by Unaffiliated Insurance Companies and Retirement Plans," and "Portfolio Holdings Information."

In October 2016, the SEC adopted a rule that regulates the management of liquidity risk by investment companies registered under the 1940 Act, such as the Portfolios. The rule may negatively impact a Portfolio. New York Life Investments continues to evaluate the potential impact of this regulation on the Portfolios. The initial compliance date for certain requirements of the rule was December 1, 2018, and the compliance date for the remaining requirements of the rule is June 1, 2019.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its

184

More About Investment Strategies and Risks

rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

A Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults. Participations are subject to risks generally associated with debt securities; however, Participations may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Portfolio may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a Participation or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.

Long/Short Risk

The MainStay VP IQ Hedge Multi-Strategy Portfolio seeks long exposure to certain securities and may seek short exposure to certain other securities. There is no guarantee that the returns on the MainStay VP IQ Hedge Multi-Strategy Portfolio’s long or short positions will produce high, or even positive, returns and the MainStay VP IQ Hedge Multi-Strategy Portfolio could lose money if either or both the MainStay VP IQ Hedge Multi-Strategy Portfolio’s long and short positions produce negative returns. In addition, the MainStay VP IQ Hedge Multi-Strategy Portfolio may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

Market Capitalization Risk

To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Portfolio’s performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for a Portfolio to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of a Portfolio’s investments may fluctuate and/or decline because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar objectives. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which a Portfolio invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the NAV of a Portfolio’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. A Portfolio potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as

185

More About Investment Strategies and Risks

increased or changing regulations. Thus, investments that the Manager or a Subadvisor believes represent an attractive opportunity or in which the Portfolio seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Portfolio may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

MLPs and Companies in the Energy Sector

Many issuers in the energy sector are organized as master limited partnerships (“MLPs”). MLPs are formed as limited partnerships or limited liability companies under state law and are generally subject to tax as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are publicly listed and traded on a U.S. securities exchange. An MLP typically issues general partner and limited partner interests or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity and has an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.

Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally are not subject to entity-level U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and a separate tax on corporate dividends).

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues, cash flows, and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate. MLPs and companies in the energy sector are subject to certain risks, including, but not limited to, the following:

Commodity Price Risk – MLPs and companies in the energy sector may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids, and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods among others. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. The prices of companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and companies in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Cyclicality Risk – The operating results of MLPs and companies in the energy sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of the issuers in which the Portfolios will invest.

Supply Risk – A significant decrease in the production of natural gas, crude oil, coal or other energy commodities would reduce the revenue, operating income and operating cash flows of certain MLPs and companies in the energy sector and, therefore, their ability to make distributions or pay dividends. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental

186

More About Investment Strategies and Risks

regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources among others.

Demand Risk – A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect the revenues and cash flows of certain MLPs and companies in the energy sector. A decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase; or a shift in consumer demand for such products among others. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.

Risks Relating to Expansions and Acquisitions – MLPs and companies in the energy sector employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by a Portfolio from companies that grow through acquisitions.

Competition Risk – The energy sector is highly competitive. Companies in which a Portfolio may invest face substantial competition from other companies, many of which have greater financial, technological, human and other resources, in acquiring natural resources assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the companies in which a Portfolio invests are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the investment results of a Portfolio.

Natural Disaster Risk – Extreme weather conditions could result in substantial damage to the facilities of certain MLPs and companies in the energy sector located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities.

Interest Rate Risk – The prices of debt securities of the companies a Portfolio may hold in its portfolio and the prices of the equity securities held in its portfolio are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain companies as a result of the increased availability of alternative investments with yields comparable to those of companies. Rising interest rates could adversely impact the financial performance of companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

Legislation and Regulatory Risk – The profitability of MLPs and companies in the energy sector could be adversely affected by changes in the regulatory environment. Such companies are subject to significant foreign, federal, state and local regulation of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices the companies may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Laws, regulations or enforcement policies could be enacted in the future which may increase compliance costs, limit certain operations and may adversely affect the financial performance of MLPs and companies in the energy sector. The nature of such regulations cannot be predicted at this time. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly requirements. There have been proposals in Congress to eliminate certain tax incentives widely used by energy and energy-related companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect companies in which a Portfolio may invest and/or the energy sector generally.

Bankruptcy proceedings could be adverse to a Portfolio’s investment in a company in the natural resources or energy sector. For example, a Portfolio may invest in a company that seeks restructuring through bankruptcy proceedings (or invest in a company that has business relationships with another company that seeks restructuring through bankruptcy proceedings). In bankruptcy proceedings, there can be considerable delay in reaching accord on a restructuring plan and such delays (and other factors) could result in costs or losses to a Portfolio. In addition, the outcome of bankruptcy proceedings may be disadvantageous to a Portfolio’s investment. Investments in certain companies in the natural resources or energy sector may be particularly susceptible to risks associated with bankruptcy or other court action during downturns in the natural resources or energy markets.

187

More About Investment Strategies and Risks

Environmental Risk – There is an inherent risk that MLPs and companies in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Companies may not be able to recover these costs from insurance.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

• the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions,

• the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water,

• the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

• the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a byproduct of burning fossil fuels, and methane, the major constituent of natural gas. These measures and future measures could result in increased costs to certain companies in which the Portfolios may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Portfolios may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act of 1990, as amended (the “Clean Air Act”), the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of a Portfolio’s investments.

The types of regulations described above can change over time in both scope and intensity, may have adverse effects on MLPs companies in the energy sector and may be implemented in unforeseen manners on an “emergency” basis in response to catastrophes or other events.

Affiliated Party Risk – Certain MLPs and companies in the energy sector are dependent on their parents or sponsors for a majority of their revenues. Any failure by a parent or sponsor to satisfy its payments or obligations would impact the company’s revenues and cash flows and ability to make distributions. Moreover, the terms of a company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the company as a transaction with a non-affiliate.

Technology Risk – Companies that are focused on developing new technologies are strongly influenced by technological changes. Technology development efforts by companies in the natural resources and energy sectors may not result in viable methods or products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such companies may be considerably more volatile than that in more established segments of the economy.

MLPs and Other Natural Resources Sector Companies

Certain Portfolios invest in the natural resources sector, with an emphasis on securities issued by MLPs. MLPs and other natural resources sector companies are subject to risks related to the natural resources sector, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk, environmental risk or other risks arising from their specific business strategies. A

188

More About Investment Strategies and Risks

downturn in this sector of the economy could have an adverse impact on a Portfolio. At times, the performance of securities of companies in this sector of the economy may lag performance of other sectors or the broader market as a whole.

MLP Structure Risk

Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Debt securities of MLPs do not offer the advantageous tax characteristics of MLP equity securities. MLP debt securities may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect a Portfolio or the MLPs or other natural resource sector companies in which a Portfolio invests. Any such changes could negatively impact a Portfolio’s shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Portfolio’s shareholders. There have been proposals in Congress to eliminate certain tax incentives widely used by energy and energy-related companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other natural resources sector companies in which a Portfolio invests and/or the energy sector generally.

A Portfolio’s ability to meet its investment objective will depend partially on the amounts of taxable income, distributions and dividends it receives from the securities in which it will invest, a factor over which it will have no control. The benefit a Portfolio will derive from its investment in MLPs is largely dependent on the MLPs generally being treated as partnerships for U.S. federal income tax purposes. As a partnership, an MLP has is generally not subject to U.S. federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for U.S. federal income tax purposes, it would be subject to U.S. federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 21%). In addition, if an MLP were to be treated as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by it would be reduced and distributions received by a Portfolio from it would be subject to tax under U.S. federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of MLPs as corporations for U.S. federal income tax purposes would result in a reduction in the after-tax return to the Portfolio, likely causing a reduction in the value of the Portfolio’s shares.

In addition, MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing common unit holders, including the Portfolio’s ownership interest. The value of an MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Securities issued by MLPs trade publicly but may trade less frequently than those of larger companies. As a result, MLP securities may experience abrupt or erratic price movements at times. Investments in MLP securities that are less actively traded or over time experience decreased trading volume may restrict a Portfolio’s ability to take advantage of other market opportunities or to dispose of securities and adversely affect the Portfolio’s returns.

Money Market/Short-Term Securities Risk

To the extent that a Portfolio invests in money market or short-term securities, the Portfolio may be subject to certain risks associated with such investments. An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. It is possible for a Portfolio to lose money by investing in money market funds. A money market fund may not achieve its investment objective. Changes in government regulations may affect the value of an investment in a money market fund.

Mortgage Dollar Roll Transactions

In a mortgage dollar roll transaction, a Portfolio sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date. During the roll period, a Portfolio foregoes principal and interest paid on the securities. These transactions involve a risk of loss if the value of the securities that a Portfolio is obligated to purchase declines below the purchase price prior to the repurchase date. They may also have a leveraging effect on a Portfolio.

Mortgage Pass-Through Securities

Investments in mortgage pass-through securities are subject to similar market risks for fixed-income securities which include, but are not limited to, interest rate risk and credit risk. Mortgage pass-through securities are also subject to prepayment risk, which is the risk that borrowers will prepay their mortgages and cause a decline in a Portfolio’s income and share price. Additionally, mortgage pass-through securities are subject to extension risk, which is the risk that mortgage payments will decline during times of rising interest rates and extend the duration of these securities, making them more sensitive to interest rate changes.

189

More About Investment Strategies and Risks

Transactions in mortgage pass-through securities often occur through the use of TBA transactions. Default by or bankruptcy of a counterparty to a TBA transaction could expose a Portfolio to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.

Mortgage-Related and Other Asset-Backed Securities

Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, collateralized bond obligations, and collateralized loan obligations and other similarly structured vehicles. Mortgage-related securities are a type of asset-backed security and include mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are asset-backed securities that represent interests in pools of residential or commercial mortgages.

Some asset-backed securities do not have a security interest in the underlying collateral or any government guarantee for repayment. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved as well as the value of the collateral. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities are subject to the risk that borrowers may default or be anticipated to default on their obligations underlying the securities or any guarantees under the securities may fail or otherwise be unavailable. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. In the case of prepayments, a Portfolio may be forced to reinvest the proceeds at a lower interest rate. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise (making it more susceptible to interest rate risk) and increase the potential for a Portfolio to lose money. Some asset-backed securities are particularly subject to credit, liquidity and valuation, interest rate and prepayment risk and additional risks may arise as a result of the type of asset-backed securities in which a Portfolio invests. In addition, certain regulatory changes may increase the costs to a Portfolio of investing in asset-backed securities and a Portfolio’s investments in these securities may be adversely affected.

Multiple Manager Risk

Certain Portfolio's assets are managed by multiple Subadvisors. A Portfolio’s performance relies on the Manager’s selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on each Subadvisor’s skill in implementing their respective strategy or strategies. While the Manager will monitor the overall management of the Portfolios, each Subadvisor makes independent investment decisions. The investment styles and strategies of the Portfolio’s Subadvisors may not complement each other as expected by the Manager, and the decisions made by one Subadvisor may conflict with decisions made by one or more other Subadvisors, both of which could adversely affect the performance of the Portfolios.

The Manager may experience conflicts of interest in its selection of Subadvisors for the Portfolios. One or more Subadvisors to the Portfolios may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

The multi-manager approach may also cause the Portfolios to invest a substantial percentage of its assets in certain types of securities, causing the exposure to a given region, country, industry or investment style to unintentionally be smaller or larger than if the Portfolios had a single Subadvisor, which could increase the Portfolio’s concentration of risk. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

A multi-manager approach may also cause the Portfolio's portfolio turnover rate to be greater than the portfolio turnover rate of a single manager Portfolio, which may result in higher levels of realized capital gains or losses with respect to the Portfolio's portfolio securities, higher brokerage commissions and other transaction costs.

Municipal Securities

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of a Portfolio’s holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which a Portfolio invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which a Portfolio may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years,

190

More About Investment Strategies and Risks

Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of a Portfolio's holdings in Puerto Rico municipal securities. In addition, Puerto Rico has recently experienced other events that have adversely affected its economy, infrastructure, and financial condition, which may prolong any debt restructuring and economic recovery efforts and processes. A Portfolio’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

A Portfolio may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Portfolio's exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by a Portfolio from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities.

Natural Resources Sector Risk

Investments in the natural resources and related sectors may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which foreign securities are subject also may affect domestic companies in which the Portfolio invests if they have significant operations or investments in foreign countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both domestic and foreign) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources sectors. A downturn in these sectors of the economy could have an adverse impact on a Portfolio. At times, the performance of securities of companies in these sectors of the economy may lag performance of other sectors or the broader market as a whole.

Non-Diversification Risk

A Portfolio that is "non-diversified" may invest a greater percentage of its assets in the securities of a single issuer than a Portfolio that is "diversified" (a “diversified” investment company, with respect to 75% of its total assets, is not generally permitted to invest more than 5% of such assets in the securities of a single issuer or own more than 10% of an issuer's outstanding voting securities). A non-diversified Portfolio is therefore more vulnerable to market, economic, political or regulatory events impacting issuers of individual portfolio securities than a diversified Portfolio. Some of those issuers also may present substantial credit or other risks. For example, default by the issuer of an individual security in such a Portfolio's portfolio may have a greater negative effect on the Portfolio’s returns or NAV than a similar default in a diversified portfolio. A non-diversified Portfolio’s performance may be disproportionately impacted by the performance of relatively few securities.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right, but not the obligation, to buy from (call) or sell to (put) the seller (writer) of the option the security, currency or futures contract underlying the option at a specified exercise price at any time during the term of the option. If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Passive Management Risk

The MainStay VP IQ Hedge Multi-Strategy Portfolio seeks to correspond generally to the price and yield performance of its Underlying Index. Similarly, the MainStay VP Indexed Bond Portfolio and the MainStay VP MacKay S&P 500 Index Portfolio seek to correspond to the total return performance of their respective index. These Portfolios are not “actively” managed and would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) their respective index.

Portfolio Management Risk

The investment strategies, practices and risk analysis used by a Subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The Subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in a loss to the Portfolio. A Subadvisor’s judgment about whether securities acquired by the Portfolio will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.

A quantitative model used by a Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software

191

More About Investment Strategies and Risks

or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

To the extent that a Subadvisor determines not to pursue an investment opportunity for nonfinancial reasons, such as its ESG criteria, the Portfolio may forgo some market opportunities available to other funds. The application of ESG criteria may result in the Portfolio investing in securities or industry sectors that underperform the market as a whole or underperform other funds that do not take into account ESG criteria. In addition, securities of companies that meet the ESG criteria may shift into and out of favor depending on market and economic conditions.

Preferred Stock

Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions.

In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking portfolio provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

Private Placement and Restricted Securities

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, a Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to a Portfolio. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities. Privately issued securities that are determined to be “illiquid” would be subject to a Portfolio’s policy of not investing more than 15% of its net assets in illiquid securities.

Real Estate Investment Trusts ("REITs")

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. REITs are also susceptible to the risks associated with the types of real estate investments they own and adverse economic or market events with respect to these securities and property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed-property types). A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by the Portfolio, affect the value of its investments, and limit the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Portfolio to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to a Portfolio’s investment practices. Certain regulatory authorities may also prohibit or restrict the ability of a Portfolio to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, a Portfolio may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Portfolio. Legislation or regulation may change the way in which a Portfolio is regulated. Neither New York Life Investments nor a Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its respective investment objective. A Portfolio’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investments, the Subadvisor or the Portfolio.

192

More About Investment Strategies and Risks

Companies in the natural resources and natural resources related sectors are subject to greater governmental regulation than certain other industries. As a result, changes in regulatory policies, including government regulations (both domestic and foreign) or policies of intergovernmental organizations that may affect the supply of and demand for natural resources, may be more likely to adversely affect the value of securities issued by these companies.

The utilities group of industries is subject to significant government regulation and oversight, including regulatory limits on rates, profits and the ability to pay dividends to investors as well as restrictions on a company’s access to new markets, which may adversely affect the Portfolio’s investments in utilities issuers. In addition, deregulation of the utilities group of industries may subject utility companies to greater competition and may reduce their profitability. Together, these risks subject utilities issuers to uncertainty and may result in increased price volatility of securities of issuers in the utilities group of industries.

Repurchase Agreements

Certain Portfolios may enter into repurchase agreements with certain sellers in accordance with guidelines adopted by the Board. A repurchase agreement is an instrument under which a Portfolio acquires a security and the seller agrees, at the time of the sale, to repurchase the security at an agreed upon time and price. A Portfolio’s use of repurchase agreements is generally intended to be a means for the Portfolio to earn income on uninvested cash, but there is no guarantee that a repurchase agreement will provide income.

Repurchase agreements subject a Portfolio to counterparty risks, including the risk that the seller of the underlying security will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Portfolio. If the seller defaults on its obligations under the agreement, the Portfolio may incur costs, lose money or suffer delays in exercising its rights under the agreement. If the seller fails to repurchase the underlying instruments collateralizing the repurchase agreement, the Portfolio may lose money. The credit, liquidity and other risks associated with repurchase agreements are heightened when a repurchase agreement is secured by collateral other than cash or U.S. government securities.

Rights and Warrants

To the extent that a Portfolio invests in equity securities, the Portfolio may invest in rights and warrants. The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, a Portfolio will lose its entire investment in such right or warrant.

Risk Management Techniques

Various techniques can be used to increase or decrease a Portfolio’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Portfolio's portfolio of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor of a Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Short Selling

If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Portfolio may have substantial short positions and may borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, a Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

193

More About Investment Strategies and Risks

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage, which creates special risks. The use of leverage may increase a Portfolio's exposure to long equity positions and make any change in the Portfolio's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that a Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful. A Portfolio cannot guarantee that the use of leverage will produce a higher return on an investment.

Swap Agreements

The Portfolios may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. For example, credit default swaps can result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and a Portfolio would lose the value of the security or other consideration it should have received in the swap. A Portfolio may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. A Portfolio may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A Portfolio’s use of total return swap agreements will subject the Portfolio to the risks applicable to swap agreements discussed herein, and a Portfolio may be adversely affected. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Tax Risk

Certain Portfolios' investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Portfolio; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Furthermore, to the extent that any futures contract or option on a futures contract held by the Portfolio is a “Section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Portfolio transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), a Portfolio may, for temporary defensive purposes or for liquidity purposes (which may be for a prolonged period) invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance

194

More About Investment Strategies and Risks

with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may also invest without limit in cash, money market securities or other investments.

The MainStay VP U.S. Government Money Market Portfolio also may invest outside the scope of its principal investment strategies in securities other than money market instruments for temporary defensive purposes, subject to Rule 2a-7 under the 1940 Act and its investment guidelines.

To-Be-Announced ("TBA") Securities

In a TBA securities transaction, a seller agrees to deliver a security to a Portfolio at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Portfolio agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by a Portfolio to purchase the securities. A Portfolio will lose money if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

U.S. Government Securities Risk

There are different types of U.S. government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are.

Utilities Sector Risk

Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

Value Stocks

Certain Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what a Portfolio's portfolio manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that the portfolio manager anticipates.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. There is a risk that the security could be worth less when it is issued than the price a Portfolio agreed to pay when it made the commitment. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Yankee Debt Securities

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the United States. Investments in Yankee debt securities may involve many of the same risks of investing in foreign securities and debt securities.

Yield

The amount of income received by a Portfolio will vary, and there can be no guarantee that the Portfolio will achieve or maintain any particular level of yield. The yields received by a Portfolio on its investments will vary from day to day depending on various factors, including changes in short-term interest rates. A Portfolio’s yield will generally decline as interest rates decline. If interest rates increase, a Portfolio’s yield may not increase proportionately. During periods of very low short-term interest rates, a Portfolio’s expenses could exceed all or a portion of the Portfolio’s income, and the Portfolio may not be able to maintain a positive yield.

195

More About Investment Strategies and Risks

Zero Coupon and Payment-in-Kind Bonds

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. Certain Portfolios may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to a Portfolio on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Portfolio may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Portfolio’s assets and may thereby increase its expense ratio and decrease its rate of return.

In addition to the principal investments described above, the Portfolios may also invest or engage in, or be subject to risks associated with, the following:

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are generally subject to the risks of foreign securities.

Closed-End Funds

Certain Portfolios may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange (“Exchange”) or the NASDAQ Stock Market, Inc. ("NASDAQ"). Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio of securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to their purchase by a Portfolio. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Portfolio to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of directly owning the underlying securities. Since closed-end funds may trade on exchanges, a Portfolio may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Initial Public Offerings ("IPOs")

IPO share prices are frequently volatile due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may have a magnified impact on the performance of a Portfolio with a small asset base. The impact of the investments in IPO shares on a Portfolio's performance will likely decrease as the Portfolio's asset size increases, which could reduce the Portfolio's returns. IPOs may not be consistently available to a Fund for investing, particularly as the Portfolio's asset base grows. A Portfolio may hold IPO shares for a very short period of time, which may increase the Portfolio’s portfolio turnover and expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Large Investments by Shareholders

From time to time, the Portfolios may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Portfolio's performance if the Portfolio was required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Portfolio's transaction costs.

Lending of Portfolio Securities

The Portfolios may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. In determining whether to lend securities, the Manager or the Subadvisor of a

196

More About Investment Strategies and Risks

Portfolio or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that a Portfolio may lose money in the event that the borrower fails to return the securities to the Portfolio in a timely manner or at all. A Portfolio also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, a Portfolio could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to a Portfolio on a timely basis and the Portfolio may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Portfolio.

Operational and Cyber Security Risk

The Portfolios are exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of a Portfolio’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. Additionally, the Portfolios and their service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption, destruction or denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches may adversely impact the Portfolios and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting the Portfolio’s ability to calculate its NAV, causing the release of confidential shareholder or Portfolio information, impeding trading, causing reputational damage and subjecting a Portfolio to fines, penalties or financial losses. The Portfolios seek to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, certain Portfolios may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Portfolio is found in the relevant summary section for each Portfolio and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Portfolio with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Portfolio). These effects of high portfolio turnover may adversely affect the performance of a Portfolio.

Restricted Securities

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in restricted securities is that they may be difficult to sell.

Risk of Increase in Expenses

Your actual costs of investing in a Portfolio may be higher than the expenses shown in “Total Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Technology Stock Risk

Investments in technology companies may be subject to various risks, including risks relating to falling prices and profits, competition from new domestic and international market entrants, difficulty in obtaining financing and general economic conditions. In addition, the products of technology companies may face obsolescence associated with rapid technological developments and innovation, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. The profitability of technology companies, and a Portfolio’s investment in such companies, may be particularly vulnerable to changing market demand, research and development costs and availability and price of components and related commodities, which may be influenced or characterized by unpredictable factors. In addition, technology stocks historically have experienced unusually wide price swings, thus potentially causing a Portfolio’s performance to be more volatile than a fund not invested in technology companies.

Terrorism and Market Disruption Risk

Terrorist attacks and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.

Global political and economic instability could affect the operations of companies in which the Portfolios invest in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The operations of MLPs and companies in the natural resources and energy sectors are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions.

197

More About Investment Strategies and Risks

The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of impacted companies.

In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs. Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.

Other information about the Portfolios:

Index Provider for the Underlying Index

IndexIQ LLC is the index provider for the Underlying Index. IndexIQ LLC is in the business of developing and maintaining financial indexes, including the Underlying Index. IndexIQ LLC has entered into an index licensing agreement with IndexIQ Advisors LLC to allow IndexIQ Advisors LLC’s use of the Underlying Index for the operation of the MainStay VP IQ Hedge Multi-Strategy Portfolio. IndexIQ Advisors LLC pays licensing fees to IndexIQ LLC. IndexIQ Advisors LLC has entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Manager to allow the MainStay VP IQ Hedge Multi-Strategy Portfolio to utilize the Underlying Index. The MainStay VP IQ Hedge Multi-Strategy Portfolio pays no fees to the Manager, IndexIQ Advisors LLC or IndexIQ LLC under the Sub-Licensing Agreement.

Information Regarding Bloomberg Barclays U.S. Aggregate Bond Index

This index is an unmanaged index of approximately 10,000 U.S. Treasury, government-related, and investment grade corporate and securitized fixed income securities. The index primarily consists of: obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and publicly-traded or 144A corporate and securitized fixed-income securities that either have a rating of BBB or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service, Inc., or an equivalent rating from another nationally recognized statistical rating organization (“NRSRO”), or are expected to be rated at that level based on the actual ratings of the issuer’s other “index-eligible” fixed-income securities. Certain securities, such as floating-rate issues, bonds with equity-type features, private placements, inflation-linked bonds, and SEC Rule 144A securities without registration rights, among others, are excluded from the index. The index includes all “index-eligible” securities that meet minimum par amounts outstanding.

Information Regarding Standard & Poor's®

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. The MainStay VP MacKay S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES OF THE ASSET ALLOCATION PORTFOLIOS

Asset Allocation Risk

The Asset Allocation Portfolios utilize an asset allocation strategy in pursuit of their respective investment objectives. Thus, an Asset Allocation Portfolio’s investment performance depends upon the Manager’s allocation and reallocation of the Asset Allocation Portfolio’s assets among Underlying Portfolios/Funds with exposure to various asset classes, investments, advisers, strategies and/or investment styles. Although the Asset Allocation Portfolios’ asset allocation strategies are intended to limit each Asset Allocation Portfolio’s exposure to the risks of any one asset class, investment or style, New York Life Investments may favor one or more Underlying Portfolios/Funds that may not achieve their investment objective and/or may underperform other investments or assets or the securities markets as a whole, thereby causing the Asset Allocation Portfolio to underperform other funds with similar investment objectives and/or strategies. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Asset Allocation Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would likely perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other investments. Moreover, because each Asset Allocation Portfolio limits the amount of its assets that may be allocated to each asset class, an Asset Allocation Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. Subject to such limitations, New York Life Investments may adjust allocations to various Underlying Portfolios/Funds. Such adjustments may not produce the intended results and an Asset Allocation Portfolio may not achieve its investment objective, in whole or in part. In addition, the asset allocation determinations made by New York Life Investments may not be ideal for all investors and may not effectively increase returns or decrease risk for investors. Investing in an Underlying Portfolio/Fund will also expose the Asset Allocation Portfolio to a pro rata portion of the Underlying Portfolio's/Fund’s fees and expenses. In addition, one Underlying Portfolio/Fund may buy the same securities that another Underlying Portfolio/Fund sells. Therefore, the Asset Allocation Portfolio would indirectly bear the costs of these trades without accomplishing the investment purpose. For purposes of applicable regulatory limitations, exchange-traded funds advised by IndexIQ Advisors LLC are

198

More About Investment Strategies and Risks

considered to be in the same group of investment companies as the Portfolios because IndexIQ Advisors LLC and New York Life Investments are under common control.

Conflicts of Interest

Potential conflicts of interest situations could occur where New York Life Investments is subject to competing interests that have the potential to influence its investment decisions for an Asset Allocation Portfolio. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because, for example, the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the portfolio managers may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or the cash flow needs of certain Underlying Portfolios/Funds. For example, New York Life Investments may be influenced by its view of the best interests of Underlying Portfolios/Funds, such as a view that an Underlying Portfolio's/Fund may benefit from additional assets or could be harmed by redemptions. New York Life Investments and the portfolio managers have a fiduciary duty to each Asset Allocation Portfolio to act in that Asset Allocation Portfolio's best interests when selecting Underlying Portfolios/Funds. Under the oversight of the Board and pursuant to applicable policies and procedures, New York Life Investments will carefully analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts. An Asset Allocation Portfolio's or Underlying Portfolio's/Fund’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investments or the Asset Allocation Portfolio or applicable policies and procedures of New York Life Investments or the Underlying Portfolio/Fund. For example, if a portfolio manager comes into possession of material, non-public information about an affiliated Underlying Portfolio/Fund, the portfolio manager could potentially be restricted from transacting in the Underlying Portfolio's/Fund’s shares, which may adversely affect the Asset Allocation Portfolio.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES OF THE MAINSTAY VP CUSHING RENAISSANCE ADVANTAGE PORTFOLIO

The MainStay VP Cushing Renaissance Advantage Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies (collectively referred to with respect to the MainStay VP Cushing Renaissance Advantage Portfolio’s investment policies and strategies as “Energy Companies”), (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs (collectively, “Industrial Companies”) and, (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry (collectively, “Logistics Companies” and, together with Energy Companies and Industrial Companies, “Renaissance Companies”). The MainStay VP Cushing Renaissance Advantage Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Consistent with such intention, the MainStay VP Cushing Renaissance Advantage Portfolio will invest no more than 25% of its total assets in securities of MLPs that qualify as publicly traded partnerships, which are treated as partnerships under the Internal Revenue Code. The MainStay VP Cushing Renaissance Advantage Portfolio may invest in companies of any market capitalization size. The MainStay VP Cushing Renaissance Advantage Portfolio will, in normal circumstances, invest more than 25% of its assets (or concentrate its investments) in the industry or group of industries that constitute the energy sector.

Energy Companies. The MainStay VP Cushing Renaissance Advantage Portfolio will invest in equity and debt securities of energy supply chain and energy services companies, including companies that operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil or refined petroleum products. The energy supply chain companies in which the MainStay VP Cushing Renaissance Advantage Portfolio will invest will primarily include:

• Upstream Energy Companies – businesses engaged in energy exploration and production, including, among others, crude oil, natural gas and natural gas liquids (“NGLs”);

• Midstream Energy Companies – businesses engaged in the gathering, transportation, processing, fractionation, refining and storage of crude oil, natural gas and NGLs or refined petroleum products; and

• Downstream Energy Companies – businesses engaged in the marketing and distribution of refined energy products, such as petroleum, liquefied petroleum gas (“LPG”), fuel oils, lubricants, plastics and other chemicals, fertilizer and natural gas to retail customers and industrial end-users.

The MainStay VP Cushing Renaissance Advantage Portfolio may invest in equity securities of oil and gas services companies, including oil and gas services, which include oil and gas equipment or oil and gas drilling. The MainStay VP Cushing Renaissance Advantage Portfolio may also invest in extractive logistics companies engaged in the delivery and sale of petroleum products, such as diesel fuel and lubricating oil, antifreeze, methanol and other chemicals to customers engaged in drilling, exploration and production and mining activities.

199

More About Investment Strategies and Risks

Industrial Companies. The MainStay VP Cushing Renaissance Advantage Portfolio will invest in equity and debt securities of companies that the Subadvisor expects to benefit from growing energy production and lower energy and feedstock costs relative to global costs, including energy-intensive chemical, metal and industrial manufacturing companies and engineering and construction companies.

Transportation and Logistics Companies. The MainStay VP Cushing Renaissance Advantage Portfolio may also invest in transportation and logistics companies, such as railroad, barge, shipping and offshore services companies, which are engaged in the transportation of raw materials, feedstock and finished energy products, as well as companies that supply original equipment and services to U.S. industrial manufacturing and transportation companies.

Master Limited Partnerships. The MainStay VP Cushing Renaissance Advantage Portfolio may invest up to 25% of the value of its total assets in MLPs that are qualified publicly traded partnerships, as defined by the Internal Revenue Code.

The Subadvisor employs an investment process involving fundamental and quantitative analysis. The Subadvisor selects a core group of Renaissance Company investments utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio designed to take advantage of changing dynamics in the energy, industrial and manufacturing and transportation and logistics sectors. The Portfolio is actively managed and the quantitative analysis is dynamic in conjunction with the Subadvisor’s proprietary research process. The Subadvisor utilizes its financial and industry experience to identify the absolute and relative value Renaissance Company investments that, in the Subadvisor’s view, present the best opportunities. The results of the Subadvisor’s analysis and comprehensive investment process will influence the weightings of positions held by the Portfolio.

Small-Cap and Mid-Cap Companies. Certain of the Renaissance Companies in which the MainStay VP Cushing Renaissance Advantage Portfolio may invest may have small- or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). A company’s market capitalization is generally calculated by multiplying the number of a company’s shares outstanding by its stock price. The Subadvisor defines “small-cap companies” as those with a market capitalization generally less than $1 billion, and “mid-cap companies” as those with a market capitalization between $1 billion and $3 billion.

Debt Securities, Preferred Shares, Convertible Securities. The MainStay VP Cushing Renaissance Advantage Portfolio may invest up to 25% of its total assets in debt securities, preferred shares and convertible securities of Renaissance Companies, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s, (ii) B- by S&P or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another independent rating agency or (b) with respect to up to 10% of its total assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment (i.e., rated lower than B3 by Moody’s and B- by S&P). All of the MainStay VP Cushing Renaissance Advantage Portfolio’s investments in debt securities, preferred shares and convertible securities may consist of securities rated below investment grade (such as those rated Ba or lower by Moody’s and BB or lower by S&P), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. If independent rating agencies assign different ratings for the same security, the MainStay VP Cushing Renaissance Advantage Portfolio will use the higher rating for purposes of determining the credit quality. The MainStay VP Cushing Renaissance Advantage Portfolio may invest in debt securities of any maturity or duration. The credit quality policies noted above apply only at the time a security is purchased, and the MainStay VP Cushing Renaissance Advantage Portfolio is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Subadvisor may consider such factors as the Subadvisor’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Rating agencies are private services that provide ratings of the credit quality of debt obligations. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings; and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES OF THE MAINSTAY VP IQ MULTI-STRATEGY PORTFOLIO

The Index Provider, an affiliate of the Manager and the Subadvisor, employs a systematic, rules-based process for constructing the Underlying Index, which seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed income arbitrage; and emerging markets. The Index Provider has the right to make adjustments to the methodology of the Underlying Index.

The construction process for the Underlying Index is comprised of the following three individual steps: (i) determine index constituents; (ii) sub-index replication of six individual hedge fund style indexes; and (iii) strategy allocation (i.e., the allocation between and among the six individual hedge fund style indexes).

200

More About Investment Strategies and Risks

Components that are eligible for inclusion in the Underlying Index include domestic ETFs and ETVs (other than leveraged or inverse ETFs or ETVs) that have at least $50 million in assets under management as of the Underlying Index’s most recent reconstitution date and are traded on one of the major U.S. exchanges — New York Stock Exchange, the NYSE Arca, the NYSE Alternext US (formerly known as the American Stock Exchange, LLC), and the NASDAQ.

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, the Index Provider conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to the Index Provider’s rules-based process. In contrast to market-capitalization weighted indexes or other indexes that weight components based on one or a few specified factors, the Index Provider both selects and weights Underlying Index Components using a quantitative process. In contrast to market-capitalization weighted indexes or other indexes that weight components based on one or a few specified factors, the Index Provider both selects and weights Underlying Index Components using a rules-based quantitative process.

As Portfolio cash flows permit, the Subadvisor may use cash flows to adjust the weights of the MainStay VP IQ Multi-Strategy Portfolio’s underlying investments in an effort to minimize any differences in weights between the MainStay VP IQ Multi-Strategy Portfolio and the Underlying Index.

201

The Fund and its Management

WHO RUNS THE PORTFOLIOS' DAY-TO-DAY BUSINESS?

The Board of Trustees (“Board”) of MainStay VP Funds Trust (the "Fund") oversees the actions of the Manager, the Subadvisors and NYLIFE Distributors LLC (“NYLIFE Distributors”), the Fund’s principal underwriter, and decides on general policies governing the operations of the Portfolios. The Board also oversees the Portfolios' officers, who conduct and supervise the daily business of the Portfolios.

New York Life Investment Management LLC ("New York Life Investments" or "Manager") is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2018, New York Life Investments and its affiliates managed approximately $550.8 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Portfolios and subject to the oversight of the Board, the Manager provides various advisory services to the Portfolios. The Manager is responsible for, among other things, managing all aspects of the advisory operations of each Portfolio and the composition of the investment portfolio of each Portfolio. The Manager has delegated certain advisory duties with regard to certain Portfolios (including management of all or a portion of a Portfolio’s assets) to the Subadvisors. The Manager supervises the services provided by the Subadvisors by performing due diligence, evaluating the performance of the Subadvisors and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisors.

The Manager is responsible for providing (or procuring) certain administrative services, such as furnishing the Portfolios with office facilities and ordinary clerical, bookkeeping and recordkeeping services. In addition, the Manager is responsible for maintaining certain financial, accounting and other records for the Portfolios and providing various compliance services.

The Manager pays the Portfolios' Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Portfolios), the salaries and expenses of all personnel affiliated with the Portfolios, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisors. Pursuant to a management agreement with the Fund on behalf of each Portfolio, the Manager is entitled to receive fees from each Portfolio, accrued daily and payable monthly.

No management fees are paid to New York Life Investments on behalf of the Asset Allocation Portfolios, in accordance with the management agreement in return for the advisory and asset allocation services provided. The Asset Allocation Portfolios do, however, indirectly pay their proportionate share of the management fees paid to the Manager by the Underlying Portfolios/Funds in which the Asset Allocation Portfolios invest.

For the fiscal year ended December 31, 2018, each Portfolio paid the Manager an effective management fee, exclusive of any applicable waivers / reimbursements, for services performed as a percentage of the average daily net assets of the Portfolio as follows:

Effective Rate Paid for the Year Ended December 31, 2018
MainStay VP Balanced Portfolio	0.70%
MainStay VP Bond Portfolio	0.49%
MainStay VP Cushing Renaissance Advantage Portfolio	1.15%
MainStay VP Eagle Small Cap Growth Portfolio	0.81%
MainStay VP Emerging Markets Equity Portfolio	1.02%
MainStay VP Epoch U.S. Equity Yield Portfolio	0.69%
MainStay VP Fidelity Institutional AM® Utilities Portfolio	0.72%
MainStay VP Floating Rate Portfolio	0.60%
MainStay VP Income Builder Portfolio	0.57%
MainStay VP Indexed Bond Portfolio	0.25%
MainStay VP IQ Hedge Multi-Strategy Portfolio	1.45%
MainStay VP Janus Henderson Balanced Portfolio	0.55%
MainStay VP Large Cap Growth Portfolio	0.74%
MainStay VP MacKay Common Stock Portfolio	0.54%

202

The Fund and its Management

MainStay VP MacKay Convertible Portfolio	0.58%
MainStay VP MacKay Government Portfolio	0.50%
MainStay VP MacKay Growth Portfolio	0.69%
MainStay VP MacKay High Yield Corporate Bond Portfolio	0.56%
MainStay VP MacKay International Equity Portfolio	0.89%
MainStay VP MacKay Mid Cap Core Portfolio	0.85%
MainStay VP MacKay S&P 500 Index Portfolio	0.16%
MainStay VP MacKay Small Cap Core Portfolio	0.85%
MainStay VP MacKay Unconstrained Bond Portfolio	0.56%
MainStay VP Mellon Natural Resources Portfolio	0.88%
MainStay VP PIMCO Real Return Portfolio	0.50%
MainStay VP T. Rowe Price Equity Income Portfolio	0.74%
MainStay VP U.S. Government Money Market Portfolio	0.40%

For information regarding the basis for the Board's approval of the management and subadvisory agreements for each Portfolio, please refer to the applicable Portfolio’s Annual Report for the period ended December 31, 2018.

The Manager is not responsible for records maintained by the Portfolios' Subadvisors or custodian except to the extent expressly provided in the management agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, provides sub-administration and sub-accounting services for the Portfolios. These services include, among other things, calculating the daily NAVs of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

New York Life Investments makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and amount to payments from New York Life Investments' own resources that are not expected to exceed 0.35% (exclusive of 12b-1 fees) of the value of the Portfolio's assets. Payments from New York Life Investments' own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption. These payments do not increase Portfolio expenses and are not reflected in the Portfolios’ fees and expenses.

Service Class shares for the Portfolios are subject to a Distribution and Service Plan (the "12b-1 Plan") pursuant to which the Portfolios pay NYLIFE Distributors for services rendered under the 12b-1 Plan, a distribution or service fee at the annualized rate of 0.25% of the average daily net assets of the Portfolios' Service Class shares (the "12b-1 Fee"). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios. Because the 12b-1 Fee is an on-going fee charged against the assets of a Portfolio, over time the payment of such fees will increase the cost of an investment in these classes of shares of a Portfolio.

In addition to the Total Annual Portfolio Operating Expenses that a Portfolio bears directly, a Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios/Funds in which the Portfolio invests. Where applicable, the tables entitled "Fees and Expenses of the Portfolio" reflect a Portfolio's estimated indirect expense from investing in Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's most recent fiscal year. This expense may be higher or lower over time depending on the actual investments of the Portfolio's assets in the Underlying Portfolios/Funds and the actual expenses of the Underlying Portfolios/Funds.

NYLIFE Securities LLC ("NYLIFE Securities") and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

203

The Fund and its Management

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by New York Life Investments, not the Fund) based on the proportion of initial premiums paid for the variable annuity products that are allocated to the Portfolios.

Payments from a Portfolio and/or its related companies to NYLIAC and other participating insurance companies for the sale of Portfolio shares and related services may create a conflict of interest for NYLIAC and other participating insurance companies because such insurance companies may benefit from offering the Portfolio over other portfolios as an underlying investment option. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for more information.

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Voluntary

New York Life Investments may voluntarily waive fees or reimburse expenses of the MainStay VP U.S. Government Money Market Portfolio to the extent it deems appropriate to enhance this Portfolio's yield during periods when expenses may have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time.

With respect to the MainStay VP Large Cap Growth Portfolio, New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver is voluntary and may be discontinued by the Manager at any time.

Contractual

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.625% (Service Class) of average daily net assets of the MainStay VP Indexed Bond Portfolio.

In addition, New York Life Investments has contractually agreed to waive a portion of its management fee for the MainStay VP Large Cap Growth Portfolio so that the management fee does not exceed 0.550% on assets from $11 billion to $13 billion; and 0.525% on assets over $13 billion.

These agreements expire on May 1, 2020, and may only be amended or terminated prior to that date by action of the Board.

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Portfolios and is responsible for the day-to-day management of the Asset Allocation Portfolios, the overall asset allocation of the MainStay VP Balanced Portfolio, and contributes to the asset allocation decisions of the MainStay VP Income Builder Portfolio.

Operation as a Manager of Managers

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the MainStay Group of Funds, including the Portfolios that are covered by this Prospectus, have obtained an exemptive order (the “Order”) from the SEC permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreement with unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). This authority is subject to certain conditions, including that each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. The Order supersedes a prior SEC exemptive order, which applied only to hiring, or modifying existing or future subadvisory agreements with unaffiliated subadvisors.

Certain Portfolios, including those listed in the table below, have approved operating under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, and may rely on the Order as it relates to both Wholly-Owned Subadvisors and unaffiliated subadvisors, while other Portfolios may rely on the Order only as it relates to unaffiliated subadvisors. Certain other Portfolios may not rely on any aspect of the Order without obtaining shareholder approval.

Portfolio	May Rely on Order for	May Rely on Order	Currently May Not

204

The Fund and its Management

	Wholly-Owned Subadvisors and Unaffiliated Subadvisors	Only for Unaffiliated Subadvisors*	Rely on Order**
MainStay VP Balanced Portfolio		X
MainStay VP Bond Portfolio		X
MainStay VP Conservative Allocation Portfolio		X
MainStay VP Cushing® Renaissance Advantage Portfolio	X
MainStay VP Eagle Small Cap Growth Portfolio	X
MainStay VP Emerging Markets Equity Portfolio	X
MainStay VP Epoch U.S. Equity Yield Portfolio		X
MainStay VP Fidelity Institutional AM® Utilities Portfolio	X
MainStay VP Floating Rate Portfolio		X
MainStay VP Growth Allocation Portfolio		X
MainStay VP Income Builder Portfolio		X
MainStay VP Indexed Bond Portfolio	X
MainStay VP IQ Hedge Multi-Strategy Portfolio	X
MainStay VP Janus Henderson Balanced Portfolio	X
MainStay VP Large Cap Growth Portfolio		X
MainStay VP MacKay Common Stock Portfolio		X
MainStay VP MacKay Convertible Portfolio		X
MainStay VP MacKay Government Portfolio		X
MainStay VP MacKay Growth Portfolio	X
MainStay VP MacKay High Yield Corporate Bond Portfolio		X
MainStay VP MacKay International Equity Portfolio		X
MainStay VP MacKay Mid Cap Core Portfolio		X
MainStay VP MacKay S&P 500 Index Portfolio		X
MainStay VP MacKay Small Cap Core Portfolio			X
MainStay VP MacKay Unconstrained Bond Portfolio		X
MainStay VP Mellon Natural Resources Portfolio	X
MainStay VP Moderate Allocation Portfolio		X
MainStay VP Moderate Growth Allocation Portfolio		X
MainStay VP PIMCO Real Return Portfolio	X
MainStay VP T. Rowe Price Equity Income Portfolio	X
MainStay VP U.S. Government Money Market Portfolio		X

Under the supervision of the Manager, the Subadvisors listed below are responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Portfolios they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not by the Portfolios. See the SAI for a breakdown of fees.

Each Subadvisor is employed by New York Life Investments, subject to approval by the Board, and, where required, the shareholders of the Portfolio. New York Life Investments recommends Subadvisors to the Board based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Board and New York Life Investments, these parties do not evaluate the investment merits of specific securities transactions.

Candriam Belgium S.A. (“Candriam Belgium”) is located at Avenue des Arts 58, 1000 Brussels, Belgium. Candriam Belgium is a part of Candriam Investors Group, a leading pan-European multi-specialist asset manager with a 20-year track record and a team of approximately 500 experienced professionals. As of December 31, 2018, Candriam Belgium had $97.01 billion in assets under supervision, which included $95.7 billion of regulatory assets under management. The remainder consisted of other non-discretionary advisory or related services. Candriam Belgium is a subadvisor to a portion of the MainStay VP Emerging Markets Equity Portfolio.

Cushing® Asset Management, LP ("Cushing") is located at 300 Crescent Court, Suite 1700, Dallas, Texas 75201. Cushing is a wholly-owned investment advisory subsidiary of Swank Capital. Cushing was founded in 2003 and serves as investment adviser to registered and unregistered funds which invest primarily in securities of MLPs and other energy and energy-related companies. As of December 31, 2018, Cushing managed approximately $2.7 billion in assets. Cushing is the subadvisor to the MainStay VP Cushing Renaissance Advantage Portfolio.

205

The Fund and its Management

Eagle Asset Management, Inc. ("Eagle") is located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Founded in 1976, Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2018, Eagle had approximately $22.9 billion of assets under management. Eagle is the subadvisor to the MainStay VP Eagle Small Cap Growth Portfolio.

Epoch Investment Partners, Inc. ("Epoch") is located at 399 Park Avenue, New York, New York 10022. Epoch is an indirect, wholly-owned subsidiary of The Toronto Dominion Bank. As of December 31, 2018, Epoch managed approximately $35.5 billion in assets. Epoch is the subadvisor to the MainStay VP Epoch U.S. Equity Yield Portfolio and the equity portion of the MainStay VP Income Builder Portfolio.

FIAM LLC (“FIAM”) is located at 900 Salem Street, Smithfield, Rhode Island 02917. FIAM managed approximately $160.9 billion in assets worldwide as of December 31, 2018. FIAM is an indirectly held subsidiary of FMR LLC and is the Subadvisor to the MainStay VP Fidelity Institutional AM® Utilities Portfolio.

Janus Capital Management LLC (“Janus Capital”) is located at 151 Detroit Street, Denver, Colorado 80206-4805. The firm is a wholly owned subsidiary of Janus Henderson Group plc, doing business as Janus Henderson Investors (“Janus Henderson”). Janus Henderson is an international financial services organization located at 201 Bishopsgate, London EC2M 3AE, UK. As of December 31, 2018, Janus Henderson managed approximately $328.5 billion in assets. Janus Capital is the subadvisor to the MainStay VP Janus Henderson Balanced Portfolio.

MacKay Shields LLC ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. As of December 31, 2018, MacKay Shields managed approximately $107.16 billion in assets. Effective January 1, 2018, the portfolio managers and staff from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. MacKay Shields is the subadvisor to the MainStay VP MacKay Common Stock Portfolio, MainStay VP MacKay Convertible Portfolio, MainStay VP MacKay Growth Portfolio, MainStay VP MacKay Government Portfolio, MainStay VP MacKay High Yield Corporate Bond Portfolio, MainStay VP MacKay International Equity Portfolio, MainStay VP MacKay Mid Cap Core Portfolio, MainStay VP MacKay S&P 500 Index Portfolio, MainStay VP MacKay Small Cap Core Portfolio, MainStay VP MacKay Unconstrained Bond Portfolio, the equity portion of the MainStay VP Balanced Portfolio, a portion of the MainStay VP Emerging Markets Equity Portfolio. MacKay Shields serves as subadvisor for the MainStay VP Income Builder Portfolio’s fixed-income investments and is Committee chair for the overall asset allocation decisions for the Portfolio.

Mellon Investments Corporation (“Mellon”) is located at BNY Mellon Center, One Boston Place, Boston, MA 02108. Mellon is a specialist multi-asset investment manager formed by the combination of certain Bank of New York Mellon affiliated investment management firms, effective January 31, 2018. As of December 31, 2018, Mellon managed approximately $498 billion in assets. Mellon is the Subadvisor to the MainStay VP Mellon Natural Resources Portfolio.

NYL Investors LLC ("NYL Investors") is located at 51 Madison Avenue, New York, New York 10010. The firm was established in 2014 as an independent investment adviser and previously operated as an investment division of New York Life Investments. NYL Investors is a wholly-owned subsidiary of New York Life. As of December 31, 2018, NYL Investors managed approximately $248.4 billion in assets. NYL Investors is the subadvisor to the MainStay VP Balanced Portfolio, MainStay VP Bond Portfolio, MainStay VP Floating Rate Portfolio, MainStay VP Indexed Bond Portfolio and MainStay VP U.S. Government Money Market Portfolio.

Pacific Investment Management Company LLC ("PIMCO") is located at 650 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by Allianz Asset Management U.S. Holding II LLC. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE. PIMCO manages $1.66 trillion in assets, including $1.28 trillion in third-party client assets as of December 31, 2018. PIMCO is the subadvisor to the MainStay VP PIMCO Real Return Portfolio.

T. Rowe Price Associates, Inc. ("T. Rowe") is located at 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2018, T. Rowe and its affiliates managed approximately $962.3 billion for more than 10 million individual and institutional investor accounts. T. Rowe is the subadvisor to the MainStay VP T. Rowe Price Equity Income Portfolio.

Winslow Capital Management, LLC ("Winslow Capital") is located at 4400 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow Capital has been an investment adviser since 1992, and is a wholly-owned subsidiary of Nuveen, LLC (“Nuveen”). As of October 1, 2014, Nuveen is an indirect subsidiary of TIAA. As of December 31, 2018, Winslow Capital managed approximately $18.5 billion in assets. Winslow Capital is the subadvisor to the MainStay VP Large Cap Growth Portfolio.

206

The Fund and its Management

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers. Additional information regarding the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Portfolios is available in the SAI.

Lee Baker

Mr. Baker has managed the MainStay VP MacKay S&P 500 Index Portfolio since 2008. He is a Director at MacKay Shields and has been with the firm or its predecessors since 2005. Mr. Baker is responsible for enhancing the algorithmic trading process for the portfolio management teams. Mr. Baker received his BA in Economics from Occidental College. He has been in the investment management industry since 1998.

Greg Barrato

Mr. Barrato has managed the MainStay VP IQ Hedge Multi-Strategy Portfolio since inception. Mr. Barrato joined IndexIQ Advisors LLC as a Vice President in November 2010 and has been a Senior Vice President of the IndexIQ Advisors LLC since August 2013. Prior to joining IndexIQ Advisors LLC, Mr. Barrato served as Head Global Equity Trader and Trader at Lucerne Capital Management, LLC from 2008 to 2010 and as Assistant Trader and Operations Manager at ReachCapital Management, LP from 2004 to 2008. Mr. Barrato is a 2002 graduate of the University of Connecticut.

Bert L. Boksen

Mr. Boksen has managed the Mainstay VP Eagle Small Cap Growth Portfolio since 2012. Mr. Boksen has been a Managing Director and Portfolio Manager of Eagle since 1995. Mr. Boksen received his BA from City College of New York and his MBA from St. John’s University.

Jan Boudewijns

Mr. Boudewijns has managed MainStay VP Emerging Markets Equity Portfolio since 2015. He has served as Head of Emerging Markets Equity Management for Candriam Investors Group since 2003. Mr. Boudewijns joined Candriam (formerly Bank BACOB) in 1984 and became Fund Manager in 1988 and Senior Fund Manager in 1990. He has experience in Emerging Markets since 1994 and 35 years of investment experience. Mr. Boudewijns graduated with an Agricultural Engineering degree from Katholieke Universiteit Leuven, Belgium.

Jeremiah Buckley, CFA

Mr. Buckley has managed the MainStay VP Janus Henderson Balanced Portfolio since 2015. He is a Vice President and Portfolio Manager of Janus Capital. Mr. Buckley joined Janus Capital in 1998 as a research analyst. He holds a Bachelor’s degree in Economics from Dartmouth College. He also holds the Chartered Financial Analyst® (“CFA® “) designation.

Patrick M. Burton, CFA

Mr. Burton is a Senior Managing Director and portfolio manager/equity analyst of Winslow Capital and has been with the firm since 2010. Mr. Burton has been part of the investment management team for the MainStay VP Large Cap Growth Portfolio since 2013. Prior to joining Winslow Capital, Mr. Burton was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010. Prior to that, Mr. Burton was a Managing Director with Citigroup Investments from 1999 to 2009. Mr. Burton received his BS with distinction in Finance from the University of Minnesota. He is also a CFA® charterholder.

207

The Fund and its Management

Mark A. Campellone

Mr. Campellone has managed the MainStay VP Floating Rate Portfolio since 2012. He is a Managing Director in Fixed Income Investors within NYL Investors and currently serves as Head of Floating Rate Loan Trading in the High Yield Credit Group. Mr. Campellone joined New York Life Investments in 2003 (NYL Investors’ predecessor). He is responsible for the management of non-investment-grade assets including floating rate loans and high-yield bonds and is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and collateralized loan obligation funds (“CLOs”). Mr. Campellone received a BA from Muhlenberg College and an MBA from Rutgers Business School.

Joseph Cantwell

Mr. Cantwell has managed the MainStay VP MacKay Unconstrained Bond Portfolio since 2018. Mr. Cantwell joined MacKay Shields in August 2013 as a Director within the Global Fixed Income Team. Prior to joining MacKay, he worked at Goldman Sachs Asset Management for three years as a High Yield Analyst and also had portfolio management responsibilities for the corporate allocation of the Strategic Income strategy. From 2007 to 2010, he worked as a Research Analyst for Silvermine Capital where his primary focus was bank loans. Earlier in his career, he worked at Morgan Stanley as a Credit Analyst. Mr. Cantwell received a BA in Spanish from Georgetown University and his MBA from Columbia Business School. He has been in the financial services industry since 2002.

Stephen R. Cianci, CFA

Mr. Cianci is a Senior Managing Director and Senior Portfolio Manager for the Global Fixed Income team of MacKay Shields LLC. He has managed the MainStay VP Income Builder Portfolio, MainStay VP MacKay Government Portfolio and MainStay VP MacKay Unconstrained Bond Portfolio since 2018. Prior to joining MacKay Shields in 2018, Mr. Cianci was with Aberdeen Asset Management Inc. (“Aberdeen”) for seven years where his responsibilities included Head of US Core Plus and Opportunistic fixed income on the North American Fixed Income team. Before joining Aberdeen, Mr. Cianci worked as Co-Head of Core and Core Plus fixed income strategies, lead portfolio manager for Short Duration products and the Head of Structured Products at Logan Circle Partners. Previously, Mr. Cianci held similar roles as a Senior Vice President and Senior Portfolio Manager at Delaware Investments. He is an adjunct professor of finance and a member of the Business Advisory Council at Widener University.

Robert H. Dial

Mr. Dial has served as a portfolio manager for the MainStay VP Floating Rate Portfolio since its inception in 2005. Mr. Dial is a Managing Director in Fixed Income Investors within NYL Investors and Head of the High Yield Credit Group. In this capacity, he oversees and manages more than $14 billion of investments in mutual funds, institutional accounts and CLOs. He joined New York Life Investments in 2001 (NYL Investors’ predecessor). Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

Carlos Garcia-Tunon, CFA

Mr. Garcia-Tunon is a Senior Managing Director at MacKay Shields LLC and Head of the Fundamental Equity Team, as well as the team’s Lead Portfolio Manager. He has been a portfolio manager for the MainStay VP MacKay International Equity Portfolio since 2013. Prior to 2011, Mr. Garcia-Tunon was a Vice President and Portfolio Manager at Morgan Stanley Investment Management, focusing on international and global equities. He received his MBA from the Wharton School of the University of Pennsylvania, where he was a Robert Toigo Foundation fellow, and obtained his BS in finance from Georgetown University. He has been in the investment management industry since 1999. He is a CFA® charterholder.

208

The Fund and its Management

James Harrison

Mr. Harrison has managed the MainStay VP IQ Hedge Multi-Strategy Portfolio since inception. Mr. Harrison has been a member of the portfolio management team of IndexIQ Advisors LLC since 2015 and has been a Vice President of IndexIQ Advisors LLC since June 2018. Prior to joining IndexIQ Advisors LLC, Mr. Harrison served as trading assistant, operations specialist and sales assistant at Cuttone & Company from 2010 to 2015. Mr. Harrison is a graduate of St. Lawrence University.

OK.Y
Matt Jacob

Mr. Jacob has managed the MainStay VP MacKay Unconstrained Bond Portfolio since February 2018. Mr. Jacob joined the firm as a Portfolio Analyst for the Global Fixed Income team in 2011. Prior to joining MacKay, he worked at KDI Capital Partners where as an Equity Sector Leader/Analyst he led the firm’s fundamental research efforts in the core consumer sector. Prior to KDI, Mr. Jacob worked at Buckingham Research Group and Johnson Rice & Company, LLC, where he gained extensive experience in equity sales and research. He received his MBA with a concentration in Finance from Tulane University, Freeman School of Business in 2006 and a BS in Finance with a specialization in Internal Audit from Louisiana State University in 2001. He has been in the investment research industry since 2002.

Justin H. Kelly, CFA

Mr. Kelly is the Chief Executive Officer, Chief Investment Officer, and a portfolio manager of Winslow Capital, and has been with the firm since 1999. Mr. Kelly has been part of the investment management team for the MainStay VP Large Cap Growth Portfolio since 2005. Mr. Kelly graduated summa cum laude from Babson College in 1993 with a BS in Finance/Investments. He is also a CFA® charterholder.

Migene Kim, CFA

Ms. Kim is a Managing Director at MacKay Shields LLC and has been with the firm or its predecessors since 2005. Ms. Kim has been a part of the portfolio management team for the MainStay VP MacKay Common Stock Portfolio since 2007, MainStay VP MacKay Mid Cap Core Portfolio since 2008, MainStay VP Balanced Portfolio since 2014, and MainStay VP MacKay Small Cap Core and MainStay VP MacKay Growth Portfolios since 2016. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She has been in the investment management industry since 1993. Ms. Kim is also a CFA® charterholder.

Poul Kristensen, CFA

Mr. Kristensen has managed the MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2013. He joined New York Life Investments in 2011 as a Director in the Strategic Asset Allocation & Solutions Group. He is currently a Managing Director and focuses on global macroeconomic trends and investment strategy. Prior to joining New York Life Investments, he worked as senior investment strategist for Danske Bank where he advised major pension funds on asset allocation. Mr. Kristensen holds a Master's degree in economics from Aarhus University in Denmark, is a CFA® charterholder and is also certified in quantitative finance (CQF designation).

Saket Kumar

Mr. Kumar has managed the MainStay VP Cushing Renaissance Advantage Portfolio since 2015. Mr. Kumar originally joined Cushing in 2008 as a Senior Research Analyst and rejoined the firm in 2012 after a one-year research analyst position with Citadel Investment Group. Mr. Kumar received an MBA in finance and accounting from Southern Methodist University and a BS in marine engineering from Marine Engineering and Research Institute in India.

209

The Fund and its Management

Matthew A. Lemme, CFA

Mr. Lemme has managed the MainStay VP Cushing Renaissance Advantage Portfolio since 2015. Mr. Lemme joined Cushing in 2012. Previously, Mr. Lemme worked at Highland Capital Management for almost six years, most recently as a Managing Director. At Highland, he managed both credit and equity portfolios focused in the energy and materials sectors. Mr. Lemme has prior experience as an investment banker, a research analyst covering natural resources companies and as a consultant providing advice to utility companies. He received an MBA from the McCombs School of Business, University of Texas at Austin and a Bachelor of Science in Management from Villanova University. Mr. Lemme is also a CFA® charterholder.

John D. Linehan, CFA

Mr. Linehan has managed the MainStay VP T. Rowe Price Equity Income Portfolio since 2015 and is chairman of its Investment Advisory Committee. He is chief investment officer of Equity and a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. From February 2009 to June 2014, Mr. Linehan was head of U.S. Equity and chairman of the U.S. Equity Steering Committee. He is a member of the firm's U.S. Equity Steering, Equity Brokerage and Trading Control, and Counterparty Risk Committees. He earned a B.A. from Amherst College and an M.B.A. from Stanford University, where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance. Mr. Linehan is a CFA® charterholder.

Eric Mintz

Mr. Mintz has managed the Mainstay VP Eagle Small Cap Growth Portfolio since 2012. Mr. Mintz previously served as a Senior Research Analyst for Eagle and is currently an Assistant Portfolio Manager. Mr. Mintz received his BS in economics from Washington and Lee University and his MBA from the University of Southern California.

Neil Moriarty, III

Mr. Moriarty is a Senior Managing Director and Senior Portfolio Manager for the Global Fixed Income Team of MacKay Shields LLC. He has managed the MainStay Income Builder Fund, MainStay MacKay Total Return Bond Fund and MainStay MacKay Unconstrained Bond Fund since 2018. Prior to joining MacKay Shields in 2018, Mr. Moriarty was with Aberdeen via the 2005 acquisition of Deutsche Asset Management’s London and Philadelphia Fixed income businesses. While at Aberdeen, his responsibilities included Head of US Core, Structured Products and Co-Head of US Core Short Duration. Mr. Moriarty joined Deutsche in 2002 from Swarthmore/Cypress Capital Management where he worked in fixed income portfolio management. Previously, Mr. Moriarty worked for Chase Securities in fixed income trading and research. Prior to that, Mr. Moriarty worked for Paine Webber in fixed income trading and research. Mr. Moriarty has been working in the investment industry since 1987.

Ian Murdoch, CFA

Mr. Murdoch is a Director at MacKay Shields LLC and has been a portfolio manager for the MainStay VP MacKay International Equity Portfolio since 2017. Mr. Murdoch has been with the firm, including predecessor entities, since 2009. He received his BA from Columbia University. He has been in the investment management industry since 2000. He is a CFA® charterholder.

Francis J. Ok

Mr. Ok has managed the MainStay VP MacKay S&P 500 Index Portfolio since 2004. Mr. Ok is a Managing Director at MacKay Shields LLC and has been with the firm or its predecessors since 1994. Mr. Ok is also responsible for managing and running the equity trading desk. Mr. Ok holds a BS in Economics from Northeastern University.

210

The Fund and its Management

Mona Patni

Ms. Patni has been the portfolio manager of the MainStay VP MacKay Common Stock and MainStay VP MacKay Mid Cap Core Portfolios since 2014, MainStay VP MacKay Small Cap Core Portfolio since 2017 and MainStay VP MacKay Growth Portfolio since 2018. She is a Director and Portfolio Manager for MacKay Shields LLC and has been with the firm or its predecessors since 2001. Ms. Patni earned her MBA from NYU Stern School of Business. She also earned her undergraduate degree in Computer Science Engineering from the University of Bombay. She has been in the investment management industry since 2001.

E. Marc Pinto, CFA

Mr. Pinto has managed the MainStay VP Janus Henderson Balanced Portfolio since 2012. He is a Vice President and Portfolio Manager of Janus Capital. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He is also a CFA® charterholder.

William W. Priest, CFA

Mr. Priest has managed the equity portion of the MainStay VP Income Builder Portfolio since 2009 and the MainStay Epoch U.S. Equity Yield Portfolio since 2017. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager. Mr. Priest is a graduate of Duke University and the University of Pennsylvania's Wharton School of Business. He is also a CFA® charterholder.

OK.Y
Steven H. Rich

Mr. Rich has managed the MainStay VP MacKay Government Portfolio since 2012. He joined MacKay Shields in 1995 and is currently a Managing Director and Head of Structured Products. He received a BS from Hofstra University, an MS from The Wharton School of Business at the University of Pennsylvania and an MSE from the University of Pennsylvania. He also earned a PhD from Columbia University and an MBA from Rider University. Mr. Rich has been in the investment management industry since 1993.

OK.Y
Dan Roberts

Mr. Roberts has managed the fixed-income investments for the MainStay VP Income Builder Portfolio since 2009, and became a portfolio manager for the MainStay VP MacKay Government Portfolio and MainStay VP MacKay Unconstrained Bond Portfolio in 2011. He has also managed a portion of the MainStay VP Absolute Return Multi-Strategy Portfolio’s assets since 2016. Mr. Roberts is an Executive Managing Director who joined MacKay Shields in 2004 when the firm acquired the fixed-income active core division of Pareto Partners. Mr. Roberts holds a BBA and a PhD from the University of Iowa.

Stephen A. Rodosky

Mr. Rodosky is a Managing Director with PIMCO and has managed the MainStay VP PIMCO Real Return since January 2019. He is a portfolio manager for real return and U.S. long duration strategies based in the Newport Beach office. He serves as head of talent management for portfolio management in the U.S. and previously led the firm's U.S. rates team. Prior to joining PIMCO in 2001, Mr. Rodosky was vice president of institutional sales with Merrill Lynch. He has 24 years of investment experience and holds a master's degree in financial markets from Illinois Institute of Technology. He received an undergraduate degree from Villanova University.

Lawrence Rosenberg, CFA

Mr. Rosenberg is a Director at MacKay Shields LLC and has been a portfolio manager for the MainStay VP MacKay International Equity Portfolio since 2017. Mr. Rosenberg has been with the firm, including predecessor entities, since 2008. He received a BS in Electrical Engineering from The Johns Hopkins University and obtained a Bachelor in Music from The Peabody Conservatory of Music. He has been in the investment management industry since 1998 and is a CFA® charterholder.

OK.Y

211

The Fund and its Management

AJ Rzad, CFA

Mr. Rzad has managed the MainStay VP Balanced, MainStay VP Bond, and MainStay VP Indexed Bond Portfolios since 2018. He is a Senior Managing Director and Head of Fixed Income Investors, within NYL Investors. Mr. Rzad has 27 years of investment management and financial services experience. Mr. Rzad joined New York Life in 2000 and previously served as Head of the Investment Grade Credit team where he oversaw all investment activity related to the public investment grade asset class. Mr. Rzad received a BS and an MBA from Cornell University and is a CFA® charterholder.

Mohamed Lamine Saidi

Mr. Saidi has managed the MainStay VP Emerging Markets Equity Portfolio since 2015. He has served as Senior Fund Manager in charge of Emerging Latin America for Candriam Investors Group since 2005. Mr. Saidi has over 11 years of Emerging Markets experience. He was previously with Fortis Investment and Swisscorp Financial Advisory. Mr. Saidi graduated with an undergraduate degree in Banking and Financial Econometrics and a Masters degree in Finance from University of Aix-en-Provence in France.

Mayur Saigal

Mr. Saigal has managed the MainStay VP Janus Henderson Balanced Portfolio since 2015. He is a Vice President, the Head of Fundamental Fixed Income Risk, and a Portfolio Manager of Janus Capital. Mr. Saigal joined Janus in 2015 as a fixed-income analyst. He holds a Bachelor’s degree in Engineering from Mumbai University and a Master’s degree in business administration from the Thunderbird School of Global Management.

Christopher Sassouni

Mr. Sassouni has managed the MainStay VP Eagle Small Cap Growth Portfolio since 2015. Mr. Sassouni joined Eagle in 2003 as a Senior Research Analyst and is currently a Manager. Mr. Sassouni holds a BA from the University of Pittsburgh, a DMD from the University of North Carolina, and an MBA from the University of North Carolina.

Philip Screve

Mr. Screve has managed MainStay VP Emerging Markets Equity Portfolio since 2015. He has served as Senior Fund Manager in charge of Central and East European Emerging Markets for Candriam Investors Group since 2003. Mr. Screve joined Candriam (formerly Bank BACOB) in 1992 and has been a Senior Equity Fund Manager since 1998. He has over 18 years of Emerging Markets experience. Mr. Screve holds a Masters degree in Commerce and Finance from the Vlekho Business School in Belgium.

OK.Y
Edward Silverstein, CFA

Mr. Silverstein became a portfolio manager of the MainStay VP MacKay Convertible Portfolio in 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000 and is currently a Senior Managing Director. He is a CFA® charterholder.

Douglas Simmons

Mr. Simmons has managed the MainStay VP Fidelity Institutional AM® Utilities Portfolio since 2018. As a member of Fidelity's Stock Selector Large Cap Group, he is also responsible for managing the telecom and utilities sleeves for various diversified sector-based portfolios. Prior to assuming his current responsibilities in September 2005, Mr. Simmons served as a utilities analyst covering electric and gas utility stocks. Before joining Fidelity in 2003, Mr. Simmons worked as a financial analyst at the private equity firm Hicks, Muse, Tate & Furst. He has been in the investments industry since 1997. Mr. Simmons earned his BA in finance from The University of Texas at Austin, where he graduated with highest honors, and his MBA from Harvard Business School.

212

The Fund and its Management

Kenneth Sommer

Mr. Sommer is a Managing Director of the Fixed Income Investors division within NYL Investors LLC and has been a portfolio manager for MainStay VP Balanced, MainStay VP Bond and MainStay VP Indexed Bond Portfolios since 2017. Mr. Sommer joined New York Life Investments in 2005 and has 17 years of investment experience. Mr. Sommer received a BS from Binghamton University and an MBA from Fordham University.

Amit Soni, CFA

Mr. Soni has managed the MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2016. He joined New York Life Investments in 2013 as a Senior Associate in the Strategic Asset Allocation and Solutions Group. Mr. Soni focuses on quantitative and macro-economic investment research and portfolio management for the funds managed by the team. Prior to joining New York Life Investments, he worked as an Investment Associate in the Global Asset Allocation group at Putnam Investments. He holds a Master’s degree from the Massachusetts Institute of Technology in Computation for Design and Optimization and a Bachelors degree from the Indian Institute of Technology Kanpur (India) in Mechanical Engineering. He holds the CFA® designation and has been in the investment industry since 2008.

Ccu-1 OK.Y
Andrew Susser

Mr. Susser has managed the MainStay VP MacKay High Yield Corporate Bond Portfolio since 2013. Mr. Susser is an Executive Managing Director of MacKay Shields. Prior to joining MacKay Shields in 2006, Mr. Susser was a Portfolio Manager with Golden Tree Asset Management. He graduated with an MBA from the Wharton Graduate School of Business, a JD from the University of Pennsylvania Law School and a BA in Economics from Vassar College. Mr. Susser has been in the investment management industry since 1986.

Jonathan Swaney

Mr. Swaney has managed the MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2008, MainStay VP Balanced Portfolio since 2017 and the MainStay VP Income Builder Portfolio since February 2018. Mr. Swaney is a Managing Director in the Strategic Asset Allocation & Solutions Group. Prior to assuming this position, Mr. Swaney has worked within several other units of New York Life Investments managing equity and asset allocation portfolios and providing investment product oversight. Mr. Swaney began his career in financial services working on the fixed income desk at the Vanguard Group after having graduated from The College of William & Mary in 1991. He also spent several years with a hedge fund of funds before coming to New York Life Investments in 1997.

Jerry V. Swank

Mr. Swank has managed the MainStay VP Cushing Renaissance Advantage Portfolio since 2015. Mr. Swank formed Swank Capital, LLC and Cushing in 2000 and 2003, respectively, and he serves as Chairman, Managing Partner and Co-Chief Investment Officer. Prior to forming the firm, Mr. Swank was President of John S. Herold, Inc., an oil and gas research company (now part of IHS Markit). Prior to joining John S. Herold, Inc., Mr. Swank held institutional equity and fixed-income sales roles at Credit Suisse First Boston and served as an analyst and portfolio manager with Mercantile Texas Corp. He received a BA from the University of Missouri (Economics) and an MBA from the University of North Texas. Mr. Swank currently serves on the board of directors of The Cushing® MLP & Infrastructure Total Return Fund, The Cushing® Energy Income Fund, The Cushing® Renaissance Fund, Cushing® ETF Trust, and Cushing® Mutual Funds Trust.

OK.Y

213

The Fund and its Management

Shu-Yang Tan, CFA

Mr. Tan has managed the MainStay VP MacKay Unconstrained Bond Portfolio since February 2018. Mr. Tan joined MacKay Shields in 2010, as a trader in the Global Fixed Income Division. Prior to joining MacKay Shields, he was a Portfolio Manager and Head of Research for UBS Global Asset Management. Earlier in his career, he worked for Eaton Vance as a Portfolio Manager of Global Fixed Income and for Wells Fargo Bank and FT Interactive. He earned an MBA from University of California at Berkeley and a BS from York University. He became a CFA Charterholder in 1992 and has been in the investment management industry since 1988.

Rui Tang, CFA

Mr. Tang has been a portfolio manager of the MainStay VP Emerging Markets Equity Portfolio since 2018. He is a Director at MacKay Shields and has been with the firm or its predecessors since 2017. Mr. Tang is responsible for the management of the firm’s systematic equity strategies. From 2012 to 2017, Mr. Tang spent five years as a Portfolio Manager at Acadian Asset Management, where he was responsible for investment research, strategy development, and portfolio construction for the firm’s global market neutral equity funds. Mr. Tang began his career in 2007 at Goldman Sachs as a Securities Analyst, where he investigated market mechanisms and developed pricing algorithms for derivatives. He graduated cum laude in 2007 from Harvard University with a dual Bachelor of Arts in Economics and Master’s of Arts in Statistics. Mr. Tang is a CFA® charterholder.

John Tobin, PhD, CFA

Mr. Tobin has been a portfolio manager for the MainStay VP Income Builder Portfolio since 2014 and the MainStay VP Epoch U.S. Equity Yield Portfolio since 2017. Mr. Tobin joined Epoch in 2012 and is a Managing Director, Portfolio Manager and Senior Research Analyst. His primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Mr. Tobin has over 34 years of experience. Mr. Tobin received AB, AM and PhD degrees in Economics from Fordham University and is a CFA® charterholder.

Arthur S. Torrey

Mr. Torrey has managed the MainStay VP Floating Rate Portfolio since 2012. Mr. Torrey is a Managing Director in Fixed Income Investors within NYL Investors and is in the High Yield Credit Group. Mr. Torrey joined New York Life Investments in 2006 (NYL Investors’ predecessor). He is responsible for the management of non investment-grade assets including floating rate loans and high-yield bonds. He is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and CLOs. Mr. Torrey received a BSBA from the University of Denver.

Kera Van Valen, CFA

Ms. Van Valen has been a portfolio manager of the equity portion of the MainStay VP Income Builder Portfolio since 2014 and the MainStay VP Epoch U.S. Equity Yield Portfolio since 2017. Ms. Van Valen joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Her primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining the Global Equity team, Ms. Van Valen was an analyst within Epoch’s Quantitative Research & Risk Management team. Ms. Van Valen received her BA in Mathematics from Colgate University and her MBA from Columbia Business School and is a CFA® charterholder.

214

The Fund and its Management

Ping Wang, PhD

Mr. Wang has been a portfolio manager of the Mainstay VP Emerging Markets Equity Portfolio since 2017. He is a Managing Director at MacKay Shields LLC. Prior to joining the firm, he spent four years as a Senior Global Portfolio Manager at Quantitative Management Associates (QMA), where he was responsible for investment strategy development, portfolio construction, and portfolio management of developed and emerging market long-only and long/short equity strategies, and four years at TIAA-CREF Asset Management as a Portfolio Manager for the firm’s international quantitative equity strategies. Mr. Wang earned his BS degree in Physics from Beijing Normal University and his PhD in Physics from the University of Wisconsin. He has been in the investment management industry since 1998.

Darrell Watters

Mr. Watters has managed the MainStay VP Janus Henderson Balanced Portfolio since 2015. He is a Vice President, Head of U.S. Fundamental Fixed Income and Portfolio Manager of Janus Capital. Mr. Watters joined Janus Capital in 1993 as a municipal bond trader. He holds a Bachelor’s degree in Economics from Colorado State University.

Robin Wehbe, CFA

Mr. Wehbe has managed the MainStay VP Mellon Natural Resources Portfolio since 2018. Mr. Wehbe is a managing director, equity research analyst and member of The Boston Company Asset Management (TBCAM) equity investment team; TBCAM was one of the investment management firms that combined to form Mellon Investments Corporation. He is the lead portfolio manager of The Boston Company Global Natural Resources strategy, which takes a bottom-up macro approach to investing. In addition, he serves as a member of the Global Insight team, a group of the firm's investment leaders. In 2006, Mr. Wehbe joined the firm as a global basic materials analyst. Since then, Mr. Wehbe designed and launched the Global Natural Resources strategy in 2008. Before coming to the firm, Robin worked as a research analyst covering basic materials at State Street Global Advisors, where he began macro-focused investing in 2003 as part of the company's Global Strategy team. He holds a BS from Lehigh University and an MBA and an MSF from the Carroll School of Management at Boston College. He holds both the Chartered Financial Analyst® and the Chartered Market Technician designations. He is a member of the CFA Society Boston and the Market Technicians Association. Mr. Wehbe has 18 years of industry experience.

Michael A. Welhoelter, CFA

Mr. Welhoelter has been a portfolio manager of the equity portion of the MainStay VP Income Builder Portfolio since 2009, as well as the MainStay Epoch U.S. Equity Yield Portfolio since 2017. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director, Co-Chief Investment Officer, Portfolio Manager and Head of Risk Management. Mr. Welhoelter holds a BA in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts. Mr. Welhoelter is also a CFA® charterholder.

215

The Fund and its Management

Mihir Worah

Mr. Worah has managed the MainStay VP PIMCO Real Return Portfolio since 2012. He is CIO Asset Allocation and Real Return and a managing director in the Newport Beach office. He is a member of the Investment Committee and the Executive Committee, and oversees portfolio management for the U.S. He is a generalist portfolio manager who manages a variety of fixed income, commodity and multi-asset portfolios. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. Mr. Worah is a member of the Treasury Borrowing Advisory Committee (TBAC) of the U.S. Department of the Treasury as well as the Fixed Income Market Structure Advisory Committee (FIMSAC) of the SEC. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 18 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.

Jae S. Yoon, CFA

Mr. Yoon has managed the MainStay VP Balanced, MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2011 and the MainStay VP Income Builder Portfolio since February 2018. From 2005 to 2009, Mr. Yoon was employed by New York Life Investments where he led the Investment Consulting Group. In 2009, Mr. Yoon joined MacKay Shields as a Senior Managing Director responsible for Risk Management. In his role at MacKay Shields, Mr. Yoon worked side-by-side with the portfolio managers directly enhancing the risk management processes across all portfolios. In January 2011, Mr. Yoon re-joined New York Life Investments as a Senior Managing Director and is currently its Chief Investment Officer. Mr. Yoon obtained a BS and a Master’s degree from Cornell University and attended New York University's Stern School of Business MBA program. He is a CFA® charterholder and has been in the investment management industry since 1991.

216

Purchase and Redemption of Shares

Determining the Portfolios' Share Prices ("NAV") and the Valuation of Securities

Each Portfolio sells and redeems shares at the NAV next determined after the purchase or redemption order is accepted. Orders accepted prior to 4:00 pm will be processed at the current day’s NAV. Orders accepted after 4:00 pm will be processed at the following business day’s NAV. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio generally calculates the value of its investments (also known as its NAV) as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading. The Portfolios do not usually calculate their NAVs on days on which the Exchange is scheduled to be closed. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of an Asset Allocation Portfolio's assets that are invested in one or more Underlying Portfolios/Funds, the Asset Allocation Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios/Funds. The value of a Portfolio's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay VP U.S. Government Money Market Portfolio and other Portfolios that hold debt securities with a remaining maturity of 60 days or less). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, where applicable, deems that a particular event could materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Portfolio does not price its shares. The value of these securities held in a Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures establishing methodologies for the valuation of the Portfolios' securities and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a Portfolio reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the Exchange for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Portfolio reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a Portfolio’s NAV as of such earlier closing time.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Investment in the Portfolios by Unaffiliated Insurance Companies and Retirement Plans

Except as described below, shares of the Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by NYLIAC. Shares of the Portfolios are also offered as underlying investments of the Asset Allocation Portfolios.

The Fund has received an exemptive order from the SEC ("Exemptive Order") that permits the Portfolios and the Asset Allocation Portfolios to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment, in addition to NYLIAC. These arrangements may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken.

217

Purchase and Redemption of Shares

The Portfolios currently do not foresee any disadvantages to the owners of variable insurance contracts issued by NYLIAC arising out of the fact that the Portfolios may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, as a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices which could cause a decrease in the Portfolio's NAV.

Each Portfolio may offer Initial Class, Service Class and/or Service 2 Class shares. Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease. The Portfolios do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Portfolios.

Initial Class shares are not subject to a distribution and/or service fee. Service Class shares and Service 2 Class shares are subject to a distribution and/or service fee. Portfolio shares are only available through separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. Service Class shares of MainStay VP MacKay Convertible Portfolio are available to separate accounts of NYLIAC and certain unaffiliated insurance companies. Service 2 Class shares are available only to separate accounts of certain unaffiliated insurance companies.

Excessive Purchases and Redemptions or Exchanges

The interests of the Portfolio's shareholders and the Portfolio's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Portfolio shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Owners that engage in excessive purchases and redemptions or exchanges of Portfolio shares may dilute the value of shares held by long-term owners.

The Portfolio is not intended to be used as a vehicle for short-term trading, and the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term owners of the Portfolio. Each Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Portfolio to monitor transfers made by the owners in separate accounts maintained by NYLIAC or other insurance companies is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual owners' transactions. The Fund's policy is that the Portfolios must rely on NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios that the Fund determines not to be in the best interest of the Portfolios. Owners should refer to the product prospectus for a description of the methods that NYLIAC and other insurance companies may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC, other insurance companies that maintain separate accounts which invest in the Portfolios, or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances. In certain cases, these procedures may be less restrictive than the Portfolios' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Portfolios' Chief Compliance Officer that such investment programs and strategies are consistent with the Portfolios' objective of avoiding disruption due to market timing.

While NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolios, and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolios, nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

218

Purchase and Redemption of Shares

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of each of the Portfolio's portfolio securities holdings is available in the SAI. Generally, a complete schedule of each Portfolio's portfolio holdings will be made available on the MainStay website at nylinvestments.com/vpdocuments no earlier than 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-598-2019.

The portfolio holdings for the MainStay VP Cushing Renaissance Advantage Portfolio and MainStay VP MacKay High Yield Corporate Bond Portfolio will be made public 60 days after quarter end.

The portfolio holdings for the MainStay VP Epoch U.S. Equity Yield Portfolio will be made public 15 days after month end.

The portfolio holdings for the MainStay VP T. Rowe Price Equity Income Portfolio will be made public 15 days after quarter end.

The MainStay VP U.S. Government Money Market Portfolio will post its portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end, and will remain available on the MainStay website at nylinvestments.com/vpdocuments for at least six months after posting. In addition, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be made available on the MainStay Funds website.

In addition, each Portfolio’s top ten holdings may be made public 15 days after quarter end. The Portfolios' quarterly top ten holdings information is also made available in the Annual Report and Semi-Annual Report to shareholders.

All portfolio holdings will be posted on the appropriate Portfolio’s website and remain accessible until updated portfolio holdings information is filed on Form N-CSR, Form N-Q or Form N-PORT, as applicable.

219

Taxes, Dividends and Distributions

Taxes

Each Portfolio has either elected or intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code. If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Internal Revenue Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Internal Revenue Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the shareholders of the Portfolios will be Separate Accounts and the Asset Allocation Portfolios, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

Dividends and Distributions

The MainStay VP U.S. Government Money Market Portfolio (which seeks to maintain a constant NAV of $1.00 per share) and the MainStay VP Floating Rate Portfolio will declare a dividend of their net investment income daily and distribute such dividend monthly. Shareholders of the MainStay VP U.S. Government Money Market and the MainStay VP Floating Rate Portfolios begin earning dividends on the next business day following receipt of the shareholder's investment by the respective Portfolio. MainStay VP Income Builder, MainStay VP MacKay Convertible and MainStay VP MacKay Unconstrained Bond Portfolios will declare and distribute a dividend of net investment income quarterly. Each Portfolio, other than the MainStay VP U.S. Government Money Market, MainStay VP Floating Rate, MainStay VP Income Builder, MainStay VP MacKay Convertible and MainStay VP MacKay Unconstrained Bond Portfolios, declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the MainStay VP U.S. Government Money Market and MainStay VP Floating Rate, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following the ex-dividend date of the dividend. Each Portfolio will distribute its currency gains, if any, annually and net realized capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. Each Portfolio may declare an additional distribution of investment income, and net realized capital and currency gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

220

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five fiscal years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an owner would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The financial statements containing the financial highlights for all Portfolios have been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio’s financial statements, is included in each Portfolio’s Annual Report, which is available upon request.

221

Financial Highlights

MainStay VP Balanced Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.18	$ 14.26	$ 13.57	$ 15.04	$ 14.72

Net investment income (loss) (a)	0.28	0.23	0.21	0.22	0.20
Net realized and unrealized gain (loss) on investments	(1.31)	1.18	1.15	(0.61)	1.35

Total from investment operations	(1.03)	1.41	1.36	(0.39)	1.55

Less dividends and distributions:
From net investment income	(0.25)	(0.19)	(0.20)	(0.16)	(0.14)
From net realized gain on investments	(0.67)	(0.30)	(0.47)	(0.92)	(1.09)

Total dividends and distributions	(0.92)	(0.49)	(0.67)	(1.08)	(1.23)

Net asset value at end of year	$ 13.23	$ 15.18	$ 14.26	$ 13.57	$ 15.04

Total investment return (b)	(7.36%)	10.02%	10.24%	(2.59%)	10.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.88%	1.54%	1.47%(c)	1.49%	1.33%
Net expenses (d)	0.74%	0.74%	0.74%(e)	0.76%	0.76%
Expenses (before waiver/reimbursement) (d)	0.74%	0.74%	0.76%	0.76%	0.76%
Portfolio turnover rate	209%	174%	253%	214%	171%
Net assets at end of year (in 000’s)	$ 16,084	$ 17,209	$ 15,666	$ 14,037	$ 14,274

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.45%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.76%.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.03	$ 14.13	$ 13.45	$ 14.92	$ 14.63

Net investment income (loss) (a)	0.24	0.19	0.17	0.18	0.16
Net realized and unrealized gain (loss) on investments	(1.30)	1.17	1.15	(0.60)	1.33

Total from investment operations	(1.06)	1.36	1.32	(0.42)	1.49

Less dividends and distributions:
From net investment income	(0.21)	(0.16)	(0.17)	(0.13)	(0.11)
From net realized gain on investments	(0.67)	(0.30)	(0.47)	(0.92)	(1.09)

Total dividends and distributions	(0.88)	(0.46)	(0.64)	(1.05)	(1.20)

Net asset value at end of year	$ 13.09	$ 15.03	$ 14.13	$ 13.45	$ 14.92

Total investment return (b)	(7.59%)	9.75%	9.96%	(2.83%)	10.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%	1.28%	1.22%(c)	1.24%	1.09%
Net expenses (d)	0.99%	0.99%	0.99%(e)	1.01%	1.01%
Expenses (before waiver/reimbursement) (d)	0.99%	0.99%	1.01%	1.01%	1.01%
Portfolio turnover rate	209%	174%	253%	214%	171%
Net assets at end of year (in 000’s)	$ 352,496	$ 426,646	$ 395,611	$ 353,238	$ 338,667

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 1.01%.

222

Financial Highlights

MainStay VP Bond Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.31	$ 14.26	$ 14.19	$ 14.52	$ 14.00

Net investment income (loss) (a)	0.38	0.32	0.32	0.31	0.33
Net realized and unrealized gain (loss) on investments	(0.53)	0.23	0.20	(0.27)	0.49

Total from investment operations	(0.15)	0.55	0.52	0.04	0.82

Less dividends and distributions:
From net investment income	(0.40)	(0.37)	(0.39)	(0.36)	(0.30)
From net realized gain on investments	(0.04)	(0.13)	(0.06)	(0.01)	—

Total dividends and distributions	(0.44)	(0.50)	(0.45)	(0.37)	(0.30)

Net asset value at end of year	$ 13.72	$ 14.31	$ 14.26	$ 14.19	$ 14.52

Total investment return (b)	(1.00%)	3.85%	3.53%	0.22%	5.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.76%	2.23%	2.16%(c)	2.14%	2.29%
Net expenses	0.53%	0.52%	0.51%(d)	0.52%	0.53%
Expenses (before waiver/reimbursement)	0.53%	0.52%	0.53%	0.52%	0.53%
Portfolio turnover rate (e)	148%	209%	258%	326%	262%
Net assets at end of year (in 000’s)	$ 307,682	$ 517,067	$ 538,979	$ 707,265	$ 733,113

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.

(d) Without the custody fee reimbursement, net expenses would have been 0.53%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 133%, 190%, 223%, 191% and 116% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.16	$ 14.12	$ 14.06	$ 14.39	$ 13.87

Net investment income (loss) (a)	0.35	0.28	0.28	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.53)	0.22	0.19	(0.27)	0.48

Total from investment operations	(0.18)	0.50	0.47	(0.00)‡	0.77

Less dividends and distributions:

From net investment income	(0.36)	(0.33)	(0.35)	(0.32)	(0.25)
From net realized gain on investments	(0.04)	(0.13)	(0.06)	(0.01)	—

Total dividends and distributions	(0.40)	(0.46)	(0.41)	(0.33)	(0.25)

Net asset value at end of year	$ 13.58	$ 14.16	$ 14.12	$ 14.06	$ 14.39

Total investment return (b)	(1.25%)	3.59%	3.27%	(0.03%)	5.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53%	1.98%	1.90%(c)	1.89%	2.04%
Net expenses	0.78%	0.77%	0.76%(d)	0.77%	0.78%
Expenses (before waiver/reimbursement)	0.78%	0.77%	0.78%	0.77%	0.78%
Portfolio turnover rate (e)	148%	209%	258%	326%	262%

Net assets at end of year (in 000’s)	$ 323,100	$ 333,530	$ 351,848	$ 339,529	$ 358,663

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.

(d) Without the custody fee reimbursement, net expenses would have been 0.78%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 133%, 190%, 223%, 191% and 116% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

223

Financial Highlights

MainStay VP Conservative Allocation Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.80	$ 10.87	$ 10.71	$ 11.85	$ 12.47

Net investment income (loss) (a)	0.23	0.22	0.22	0.24	0.25
Net realized and unrealized gain (loss) on investments	(0.98)	0.95	0.46	(0.41)	0.28

Total from investment operations	(0.75)	1.17	0.68	(0.17)	0.53

Less dividends and distributions:
From net investment income	(0.28)	(0.24)	(0.29)	(0.28)	(0.32)
From net realized gain on investments	—	—	(0.23)	(0.69)	(0.83)

Total dividends and distributions	(0.28)	(0.24)	(0.52)	(0.97)	(1.15)

Net asset value at end of year	$ 10.77	$ 11.80	$ 10.87	$ 10.71	$ 11.85

Total investment return (b)	(6.47%)	10.80%	6.36%	(1.41%)	4.29%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02%	1.89%	2.02%	2.01%	1.99%
Net expenses (c)	0.03%	0.02%	0.03%	0.03%	0.03%
Portfolio turnover rate	58%	44%	44%	40%	47%
Net assets at end of year (in 000’s)	$ 14,616	$ 16,481	$ 16,599	$ 16,171	$ 15,669

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.67	$ 10.75	$ 10.60	$ 11.73	$ 12.37

Net investment income (loss) (a)	0.20	0.19	0.19	0.21	0.22
Net realized and unrealized gain (loss) on investments	(0.96)	0.94	0.45	(0.40)	0.26

Total from investment operations	(0.76)	1.13	0.64	(0.19)	0.48

Less dividends and distributions:
From net investment income	(0.25)	(0.21)	(0.26)	(0.25)	(0.29)
From net realized gain on investments	—	—	(0.23)	(0.69)	(0.83)

Total dividends and distributions	(0.25)	(0.21)	(0.49)	(0.94)	(1.12)

Net asset value at end of year	$ 10.66	$ 11.67	$ 10.75	$ 10.60	$ 11.73

Total investment return (b)	(6.68%)	10.52%	6.10%	(1.65%)	4.03%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%	1.66%	1.74%	1.84%	1.78%
Net expenses (c)	0.28%	0.27%	0.28%	0.28%	0.28%
Portfolio turnover rate	58%	44%	44%	40%	47%
Net assets at end of year (in 000’s)	$ 714,720	$ 865,873	$ 850,124	$ 900,093	$ 896,381

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

224

Financial Highlights

MainStay VP Eagle Small Cap Growth Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.09	$ 12.03	$ 11.53	$ 13.33	$ 13.07

Net investment income (loss) (a)	(0.06)	(0.06)	(0.05)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	(1.04)	2.78	1.19	(0.09)	0.36

Total from investment operations	(1.10)	2.72	1.14	(0.16)	0.32

Less distributions:
From net realized gain on investments	(0.79)	(0.66)	(0.64)	(1.64)	(0.06)

Net asset value at end of year	$ 12.20	$ 14.09	$ 12.03	$ 11.53	$ 13.33

Total investment return (b)	(8.88%)	22.83%	10.01%	(0.91%)	2.52%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.40%)	(0.48%)	(0.41%)	(0.53%)	(0.30%)
Net expenses (c)	0.85%	0.85%	0.86%	0.85%	0.85%
Portfolio turnover rate	41%	41%	36%	50%	51%
Net assets at end of year (in 000’s)	$ 251,547	$ 312,106	$ 282,378	$ 319,580	$ 343,965

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.87	$ 11.88	$ 11.42	$ 13.25	$ 13.02

Net investment income (loss) (a)	(0.09)	(0.09)	(0.07)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.03)	2.74	1.17	(0.09)	0.36

Total from investment operations	(1.12)	2.65	1.10	(0.19)	0.29

Less distributions:
From net realized gain on investments	(0.79)	(0.66)	(0.64)	(1.64)	(0.06)

Net asset value at end of year	$ 11.96	$ 13.87	$ 11.88	$ 11.42	$ 13.25

Total investment return (b)	(9.11%)	22.53%	9.73%	(1.16%)	2.27%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.64%)	(0.72%)	(0.66%)	(0.79%)	(0.55%)
Net expenses (c)	1.10%	1.10%	1.11%	1.10%	1.10%
Portfolio turnover rate	41%	41%	36%	50%	51%
Net assets at end of year (in 000’s)	$ 96,497	$ 90,887	$ 70,131	$ 71,135	$ 61,536

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

225

Financial Highlights

MainStay VP Emerging Markets Equity Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.22	$ 7.22	$ 6.83	$ 8.27	$ 9.50

Net investment income (loss) (a)	0.12	0.09	0.06	0.06	0.14 (b)
Net realized and unrealized gain (loss) on investments	(2.19)	3.03	0.37	(1.38)	(1.26)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.01)	(0.02)	(0.01)

Total from investment operations	(2.09)	3.11	0.42	(1.34)	(1.13)

Less dividends:
From net investment income	(0.14)	(0.11)	(0.03)	(0.10)	(0.10)

Net asset value at end of year	$ 7.99	$ 10.22	$ 7.22	$ 6.83	$ 8.27

Total investment return (c)	(20.55%)	43.12%	6.23%	(16.20%)	(11.97%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%	0.94%	0.91%(d)	0.77%	1.52%(b)
Net expenses (excluding short sale expenses) (e)	1.16%	1.24%	1.29%(f)	1.40%	1.37%
Expenses (including short sales expenses) (e)	1.16%	1.24%	1.29%	1.40%	1.37%
Short sale expenses	—	0.00%(g)	0.00%(g)	0.00%(g)	—
Portfolio turnover rate	135%	149%	123%	207%	65%
Net assets at end of year (in 000’s)	$ 371,834	$ 497,861	$ 257,593	$ 204,138	$ 165,049

(a) Per share data based on average shares outstanding during the year.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.

(c) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 0.83%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 1.37%.

(g) Less than 0.01%.

226

Financial Highlights

MainStay VP Emerging Markets Equity Portfolio

(Selected per share data and ratios)

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.20	$ 7.21	$ 6.82	$ 8.25	$ 9.47

Net investment income (loss) (a)	0.10	0.07	0.05	0.04	0.12 (b)
Net realized and unrealized gain (loss) on investments	(2.19)	3.02	0.36	(1.37)	(1.25)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.01)	(0.02)	(0.01)

Total from investment operations	(2.11)	3.08	0.40	(1.35)	(1.14)

Less dividends:
From net investment income	(0.11)	(0.09)	(0.01)	(0.08)	(0.08)

Net asset value at end of year	$ 7.98	$ 10.20	$ 7.21	$ 6.82	$ 8.25

Total investment return (c)	(20.74%)	42.77%	5.96%	(16.42%)	(12.19%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07%	0.73%	0.69%(d)	0.52%	1.29%(b)
Net expenses (excluding short sales expenses) (e)	1.41%	1.49%	1.55%(f)	1.65%	1.62%
Expenses (including short sales expenses) (e)	1.41%	1.49%	1.55%	1.65%	1.62%
Short sale expenses	—	0.00%(g)	0.00%(g)	0.00%(g)	—
Portfolio turnover rate	135%	149%	123%	207%	65%
Net assets at end of year (in 000’s)	$ 131,498	$ 208,590	$ 155,777	$ 163,884	$ 205,319

(a) Per share data based on average shares outstanding during the year.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.

(c) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 1.62%.

(g) Less than 0.01%.

227

Financial Highlights

MainStay VP Epoch U.S. Equity Yield Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 16.15	$ 13.79	$ 15.58	$ 18.94	$ 17.64

Net investment income (loss) (a)	0.39	0.30	0.21	0.19	0.48 (b)

Net realized and unrealized gain (loss) on investments	(1.12)	2.26	0.47	(0.95)	1.07

Total from investment operations	(0.73)	2.56	0.68	(0.76)	1.55

Less dividends and distributions:

From net investment income	(0.35)	(0.20)	(0.18)	(0.51)	(0.25)

From net realized gain on investments	(1.06)	—	(2.29)	(2.09)	—

Total dividends and distributions	(1.41)	(0.20)	(2.47)	(2.60)	(0.25)

Net asset value at end of year	$ 14.01	$ 16.15	$ 13.79	$ 15.58	$ 18.94

Total investment return (c)	(5.23%)	18.66%	4.90%	(3.78%)	8.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.49%	2.01%	1.41%	1.07%	2.64%(b)

Net expenses (d)	0.68%	0.73%	0.79%	0.78%	0.79%

Expenses (before waiver/reimbursement) (d)	0.71%	0.74%	0.79%	0.78%	0.79%

Portfolio turnover rate	25%	122%	99%	86%	68%

Net assets at end of year (in 000’s)	$ 548,881	$ 791,462	$ 637,936	$ 655,690	$ 722,647

(a) Per share data based on average shares outstanding during the year.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

(c) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.94	$ 13.61	$ 15.40	$ 18.75	$ 17.48

Net investment income (loss) (a)	0.35	0.26	0.17	0.15	0.42 (b)

Net realized and unrealized gain (loss) on investments	(1.12)	2.24	0.46	(0.95)	1.07

Total from investment operations	(0.77)	2.50	0.63	(0.80)	1.49

Less dividends and distributions:

From net investment income	(0.30)	(0.17)	(0.13)	(0.46)	(0.22)

From net realized gain on investments	(1.06)	—	(2.29)	(2.09)	—

Total dividends and distributions	(1.36)	(0.17)	(2.42)	(2.55)	(0.22)

Net asset value at end of year	$ 13.81	$ 15.94	$ 13.61	$ 15.40	$ 18.75

Total investment return (c)	(5.46%)	18.37%	4.63%	(4.02%)	8.61%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.23%	1.73%	1.16%	0.82%	2.36%(b)

Net expenses (d)	0.93%	0.98%	1.04%	1.03%	1.04%

Expenses (before waiver/reimbursement) (d)	0.96%	0.99%	1.04%	1.03%	1.04%

Portfolio turnover rate	25%	122%	99%	86%	68%

Net assets at end of year (in 000’s)	$ 431,635	$ 536,044	$ 526,452	$ 569,660	$ 647,096

(a) Per share data based on average shares outstanding during the year.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

(c) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

228

Financial Highlights

MainStay VP Fidelity Institutional AM® Utilities Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.75	$ 10.66	$ 10.15	$ 13.42	$ 12.65

Net investment income (loss) (a)	0.28	0.25	0.19	0.28	0.38
Net realized and unrealized gain (loss) on investments	(0.32)	1.49	0.88	(2.25)	1.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.16)	0.08	0.13	0.16

Total from investment operations	0.10	1.58	1.15	(1.84)	1.59

Less dividends and distributions:
From net investment income	(0.15)	(0.49)	(0.34)	(0.51)	(0.24)
From net realized gain on investments	(0.02)	—	(0.30)	(0.92)	(0.58)

Total dividends and distributions	(0.17)	(0.49)	(0.64)	(1.43)	(0.82)

Net asset value at end of year	$ 11.68	$ 11.75	$ 10.66	$ 10.15	$ 13.42

Total investment return (b)	0.80%	14.72%	11.43%	(14.35%)	12.68%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%	2.11%	1.76%(c)	2.23%	2.81%
Net expenses (d)	0.76%	0.76%	0.75%(e)	0.77%	0.78%(f)
Portfolio turnover rate	84%	30%	35%	43%	47%
Net assets at end of year (in 000’s)	$ 81,716	$ 83,261	$ 75,772	$ 70,368	$ 82,495

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.74%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.77%.

(f) Expense waiver/reimbursement less than 0.01%.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.69	$ 10.62	$ 10.10	$ 13.36	$ 12.61

Net investment income (loss) (a)	0.25	0.22	0.16	0.25	0.35
Net realized and unrealized gain (loss) on investments	(0.32)	1.47	0.89	(2.24)	1.04
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.16)	0.08	0.13	0.16

Total from investment operations	0.07	1.53	1.13	(1.86)	1.55

Less dividends and distributions:
From net investment income	(0.11)	(0.46)	(0.31)	(0.48)	(0.22)
From net realized gain on investments	(0.02)	—	(0.30)	(0.92)	(0.58)

Total dividends and distributions	(0.13)	(0.46)	(0.61)	(1.40)	(0.80)

Net asset value at end of year	$ 11.63	$ 11.69	$ 10.62	$ 10.10	$ 13.36

Total investment return (b)	0.55%	14.44%	11.15%	(14.57%)	12.40%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08%	1.87%	1.52%(c)	1.98%	2.53%
Net expenses (d)	1.01%	1.01%	1.00%(e)	1.02%	1.03%(f)
Portfolio turnover rate	84%	30%	35%	43%	47%
Net assets at end of year (in 000’s)	$ 1,066,963	$ 1,240,213	$ 1,160,397	$ 1,131,252	$ 1,357,229

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.50%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 1.02%.

(f) Expense waiver/reimbursement less than 0.01%.

229

Financial Highlights

MainStay VP Floating Rate Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 9.08	$ 9.11	$ 8.74	$ 9.05	$ 9.33

Net investment income (loss) (a)	0.43	0.39	0.35	0.35	0.36
Net realized and unrealized gain (loss) on investments	(0.42)	(0.03)	0.37	(0.31)	(0.28)

Total from investment operations	0.01	0.36	0.72	0.04	0.08

Less dividends:
From net investment income	(0.43)	(0.39)	(0.35)	(0.35)	(0.36)

Net asset value at end of year	$ 8.66	$ 9.08	$ 9.11	$ 8.74	$ 9.05

Total investment return (b)	(0.00%)‡(c)	3.98%	8.45%	0.39%	0.86%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.75%	4.21%	3.94%(d)	3.88%	3.89%
Net expenses (e)	0.65%	0.64%	0.64%(f)	0.64%	0.64%
Portfolio turnover rate	29%	52%	36%	35%	48%
Net assets at end of year (in 000’s)	$ 187,285	$ 259,054	$ 287,373	$ 226,083	$ 205,057

‡ Less than one-tenth of a percent.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 3.93%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 0.65%.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 9.09	$ 9.12	$ 8.75	$ 9.06	$ 9.34

Net investment income (loss) (a)	0.41	0.36	0.33	0.33	0.34
Net realized and unrealized gain (loss) on investments	(0.42)	(0.03)	0.37	(0.31)	(0.28)

Total from investment operations	(0.01)	0.33	0.70	0.02	0.06

Less dividends:
From net investment income	(0.41)	(0.36)	(0.33)	(0.33)	(0.34)

Net asset value at end of year	$ 8.67	$ 9.09	$ 9.12	$ 8.75	$ 9.06

Total investment return (b)	(0.25%)(c)	3.71%	8.18%	0.14%	0.61%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.52%	3.96%	3.68%(d)	3.63%	3.65%
Net expenses (e)	0.90%	0.89%	0.89%(f)	0.89%	0.89%
Portfolio turnover rate	29%	52%	36%	35%	48%
Net assets at end of year (in 000’s)	$ 611,492	$ 581,596	$ 582,341	$ 565,278	$ 581,456

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 3.67%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 0.90%.

230

Financial Highlights

MainStay VP Growth Allocation Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 12.65	$ 10.60	$ 10.63	$ 12.12	$ 12.51

Net investment income (loss) (a)	0.18	0.12	0.12	0.10	0.18
Net realized and unrealized gain (loss) on investments	(1.67)	2.26	0.68	(0.49)	0.40

Total from investment operations	(1.49)	2.38	0.80	(0.39)	0.58

Less dividends and distributions:
From net investment income	(0.19)	(0.12)	(0.17)	(0.22)	(0.17)
From net realized gain on investments	(0.47)	(0.21)	(0.66)	(0.88)	(0.80)

Total dividends and distributions	(0.66)	(0.33)	(0.83)	(1.10)	(0.97)

Net asset value at end of year	$ 10.50	$ 12.65	$ 10.60	$ 10.63	$ 12.12

Total investment return (b)	(12.78%)	22.67%	7.59%	(3.13%)	4.88%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	1.05%	1.19%	0.85%	1.43%
Net expenses (c)	0.02%	0.02%	0.03%	0.03%	0.03%
Portfolio turnover rate	28%	26%	21%	29%	27%
Net assets at end of year (in 000’s)	$ 66,326	$ 76,504	$ 60,070	$ 51,447	$ 48,088

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 12.53	$ 10.51	$ 10.55	$ 12.05	$ 12.45

Net investment income (loss) (a)	0.14	0.09	0.10	0.08	0.13
Net realized and unrealized gain (loss) on investments	(1.65)	2.24	0.66	(0.50)	0.42

Total from investment operations	(1.51)	2.33	0.76	(0.42)	0.55

Less dividends and distributions:
From net investment income	(0.16)	(0.10)	(0.14)	(0.20)	(0.15)
From net realized gain on investments	(0.47)	(0.21)	(0.66)	(0.88)	(0.80)

Total dividends and distributions	(0.63)	(0.31)	(0.80)	(1.08)	(0.95)

Net asset value at end of year	$ 10.39	$ 12.53	$ 10.51	$ 10.55	$ 12.05

Total investment return (b)	(12.99%)	22.36%	7.32%	(3.37%)	4.62%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	0.81%	0.95%	0.65%	1.03%
Net expenses (c)	0.27%	0.27%	0.28%	0.28%	0.28%
Portfolio turnover rate	28%	26%	21%	29%	27%
Net assets at end of year (in 000’s)	$ 929,230	$ 1,074,280	$ 829,780	$ 684,824	$ 550,573

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

231

Financial Highlights

MainStay VP Income Builder Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 17.29	$ 15.94	$ 15.31	$ 17.30	$ 17.70

Net investment income (loss) (a)	0.53	0.49	0.54	0.64	0.80
Net realized and unrealized gain (loss) on investments	(1.49)	1.62	0.72	(1.36)	0.36
Net realized and unrealized gain (loss) on foreign currency transactions	0.11	(0.14)	0.14	0.14	0.23

Total from investment operations	(0.85)	1.97	1.40	(0.58)	1.39

Less dividends and distributions:
From net investment income	(0.46)	(0.54)	(0.68)	(0.80)	(1.04)
From net realized gain on investments	(0.75)	(0.08)	(0.09)	(0.61)	(0.75)

Total dividends and distributions	(1.21)	(0.62)	(0.77)	(1.41)	(1.79)

Net asset value at end of year	$ 15.23	$ 17.29	$ 15.94	$ 15.31	$ 17.30

Total investment return (b)	(5.21%)	12.53%	9.30%	(3.50%)	8.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.18%	2.91%	3.47%	3.79%	4.44%
Net expenses (c)	0.62%	0.62%	0.63%	0.63%	0.63%
Interest expense and fees	0.00% (d)	0.01%	—	—	—
Portfolio turnover rate	50% (e)	26%	28%	35%	13%
Net assets at end of year (in 000’s)	$ 178,608	$ 207,056	$ 202,450	$ 206,198	$ 234,670

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Less than 0.01%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 39% for the year ended December 31, 2018.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 17.17	$ 15.83	$ 15.21	$ 17.20	$ 17.57

Net investment income (loss) (a)	0.48	0.44	0.50	0.59	0.74
Net realized and unrealized gain (loss) on investments	(1.48)	1.62	0.72	(1.35)	0.38
Net realized and unrealized gain (loss) on foreign currency transactions	0.11	(0.14)	0.14	0.14	0.23

Total from investment operations	(0.89)	1.92	1.36	(0.62)	1.35

Less dividends and distributions:
From net investment income	(0.42)	(0.50)	(0.65)	(0.76)	(0.97)
From net realized gain on investments	(0.75)	(0.08)	(0.09)	(0.61)	(0.75)

Total dividends and distributions	(1.17)	(0.58)	(0.74)	(1.37)	(1.72)

Net asset value at end of year	$ 15.11	$ 17.17	$ 15.83	$ 15.21	$ 17.20

Total investment return (b)	(5.45%)	12.25%	9.03%	(3.74%)	7.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.93%	2.65%	3.20%	3.54%	4.12%
Net expenses (including interest expense and fees) (c)	0.87%	0.87%	0.88%	0.88%	0.88%
Interest expense and fees	0.00% (d)	0.01%	—	—	—
Portfolio turnover rate	50% (e)	26%	28%	35%	13%
Net assets at end of year (in 000’s)	$ 360,874	$ 425,340	$ 361,357	$ 309,350	$ 284,391

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Less than 0.01%.

(e) The portfolio turnover rate not including mortgage dollar rolls were 39% for the year ended December 31, 2018.

232

Financial Highlights

MainStay VP Indexed Bond Portfolio

(Selected per share data and ratios)

Initial Class	Year ended December 31, 2018	May 1, 2017* through December 31, 2017
Net asset value at beginning of period	$ 10.04	$ 10.00

Net investment income (loss) (a)	0.26	0.13
Net realized and unrealized gain (loss) on investments	(0.33)	0.01

Total from investment operations	(0.07)	0.14

Less dividends and distributions:
From net investment income	(0.17)	(0.10)
From net realized gain on investments	—	(0.00)‡

Total dividends and distributions	(0.17)	(0.10)

Net asset value at end of period	$ 9.80	$ 10.04

Total investment return (b)	(0.67%)	1.42%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.67%	1.92%††
Net expenses (c)	0.31%	0.37%††
Portfolio turnover rate (d)	143%	104%(e)
Net assets at end of period (in 000’s)	$ 362,545	$ 140,759

* Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) The portfolio turnover rate not including mortgage dollar rolls were 104% and 59% for the year ended December 31, 2018 and for the period ended December 31, 2017, respectively.

(e) Portfolio turnover rate is not annualized.

Service Class	Year ended December 31, 2018	May 1, 2017* through December 31, 2017
Net asset value at beginning of period	$ 10.03	$ 10.00

Net investment income (loss) (a)	0.24	0.12
Net realized and unrealized gain (loss) on investments	(0.33)	0.00 ‡

Total from investment operations	(0.09)	0.12

Less dividends and distributions:
From net investment income	(0.16)	(0.09)
From net realized gain on investments	—	(0.00)‡

Total dividends and distributions	(0.16)	(0.09)

Net asset value at end of period	$ 9.78	$ 10.03

Total investment return (b)	(0.92%)	1.26%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.48%	1.70%††
Net expenses (c)	0.56%	0.62%††
Portfolio turnover rate (d)	143%	104%(e)
Net assets at end of period (in 000’s)	$ 36,560	$ 3,424

* Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) The portfolio turnover rate not including mortgage dollar rolls were 104% and 59% for the year ended December 31, 2018 and for the period ended December 31, 2017, respectively.

(e) Portfolio turnover rate is not annualized.

233

Financial Highlights

MainStay VP Janus Henderson Balanced Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.18	$ 11.82	$ 12.11	$ 13.13	$ 12.47

Net investment income (loss) (a)	0.26	0.25	0.22	0.24	0.24

Net realized and unrealized gain (loss) on investments	(0.14)	1.89	0.32	(0.17)	0.84

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	0.12	2.14	0.54	0.07	1.08

Less dividends and distributions:

From net investment income	(0.25)	(0.23)	(0.23)	(0.25)	(0.19)

From net realized gain on investments	(0.74)	(0.55)	(0.60)	(0.84)	(0.23)

Total dividends and distributions	(0.99)	(0.78)	(0.83)	(1.09)	(0.42)

Net asset value at end of year	$ 12.31	$ 13.18	$ 11.82	$ 12.11	$ 13.13

Total investment return (b)	0.42%	18.35%	4.70%	0.70%	8.68%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.93%	1.95%	1.87%	1.84%	1.85%

Net expenses (c)	0.58%	0.58%	0.59%	0.58%	0.58%

Expenses (before waiver/reimbursement) (c)	0.58%(d)	0.58%(d)	0.59%	0.58%	0.59%

Portfolio turnover rate	132%(e)	73%(e)	74%	76%	86%

Net assets at end of year (in 000’s)	$ 371,106	$ 417,996	$ 401,219	$ 429,680	$ 478,480

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Expense waiver/reimbursement less than 0.01%.

(e) The portfolio turnover rate not including mortgage dollar rolls were 103% and 66% for the years ended December 31, 2018 and 2017, respectively.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.11	$ 11.77	$ 12.06	$ 13.08	$ 12.44

Net investment income (loss) (a)	0.22	0.22	0.19	0.21	0.21

Net realized and unrealized gain (loss) on investments	(0.13)	1.88	0.32	(0.17)	0.82

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	0.09	2.10	0.51	0.04	1.03

Less dividends and distributions:

From net investment income	(0.22)	(0.21)	(0.20)	(0.22)	(0.16)

From net realized gain on investments	(0.74)	(0.55)	(0.60)	(0.84)	(0.23)

Total dividends and distributions	(0.96)	(0.76)	(0.80)	(1.06)	(0.39)

Net asset value at end of year	$ 12.24	$ 13.11	$ 11.77	$ 12.06	$ 13.08

Total investment return (b)	0.17%	18.05%	4.44%	0.45%	8.41%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.69%	1.70%	1.62%	1.60%	1.61%

Net expenses (c)	0.83%	0.83%	0.84%	0.83%	0.83%

Expenses (before waiver/reimbursement) (c)	0.83%(d)	0.83%(d)	0.84%	0.83%	0.84%

Portfolio turnover rate	132%(e)	73%(e)	74%	76%	86%

Net assets at end of year (in 000’s)	$ 748,653	$ 730,439	$ 619,849	$ 591,626	$ 568,868

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Expense waiver/reimbursement less than 0.01%.

(e) The portfolio turnover rate not including mortgage dollar rolls were 103% and 66% for the years ended December 31, 2018 and 2017, respectively.

234

Financial Highlights

MainStay VP IQ Hedge Multi-Strategy Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018†	2017†	2016†	2015	2014

Net asset value at beginning of year	$ 8.92	$ 9.04	$ 9.03	$ 9.82	$ 11.15

Net investment income (loss) (a)	(0.05)	(0.08)	(0.10)	(0.06)	(0.08)

Net realized and unrealized gain (loss) on investments	(0.55)	0.16	0.03	(0.72)	(1.25)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.10)	0.08	(0.01)	(0.00)‡

Total from investment operations	(0.60)	(0.02)	0.01	(0.79)	(1.33)

Less dividends:

From net investment income	(0.10)	(0.10)	—	—	—

Net asset value at end of year	$ 8.22	$ 8.92	$ 9.04	$ 9.03	$ 9.82

Total investment return (b)	(6.88%)	(0.25%)	0.11%(c)	(8.04%)	(11.93%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.53%)	(0.93%)	(1.11%)	(0.59%)	(0.78%)

Net expenses (excluding short sale expenses) (d)	1.43%	1.43%	1.46%	1.47%	1.46%

Expenses (including short sales expenses, before waiver/reimbursement) (d)	2.96%	2.63%	2.63%	2.00%	2.21%

Short sale expenses	1.28%	1.05%	0.95%	0.53%	0.75%

Portfolio turnover rate	450%	185%	267%	115%	113%

Net assets at end of year (in 000’s)	$ 9,059	$ 149,753	$ 201,252	$ 3,051	$ 100,126

† Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

235

Financial Highlights

MainStay VP IQ Hedge Multi-Strategy Portfolio

(Selected per share data and ratios)

Year ended December 31,

Service Class	2018†	2017†	2016†	2015	2014

Net asset value at beginning of year	$ 8.87	$ 8.99	$ 9.00	$ 9.79	$ 11.14

Net investment income (loss) (a)	(0.00)‡	(0.11)	(0.12)	(0.11)	(0.11)

Net realized and unrealized gain (loss) on investments	(0.63)	0.18	0.03	(0.67)	(1.24)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.11)	0.08	(0.01)	(0.00)‡

Total from investment operations	(0.63)	(0.04)	(0.01)	(0.79)	(1.35)

Less dividends:

From net investment income	(0.06)	(0.08)	—	—	—

Net asset value at end of year	$ 8.18	$ 8.87	$ 8.99	$ 9.00	$ 9.79

Total investment return (b)	(7.14%)	(0.51%)	(0.11%)(c)	(8.07%)(c)	(12.12%)(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.03%	(1.20%)	(1.36%)	(1.15%)	(1.04%)

Net expenses (excluding short sales expenses) (d)	1.60%	1.68%	1.71%	1.72%	1.71%

Expenses (including short sales expenses, before waiver/reimbursement) (d)	2.84%	2.88%	2.80%	2.51%	2.48%

Short sale expenses	0.99%	1.05%	0.90%	0.79%	0.77%

Portfolio turnover rate	450%	185%	267%	115%	113%

Net assets at end of year (in 000’s)	$ 391,094	$ 423,600	$ 366,470	$ 330,375	$ 344,385

† Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

236

Financial Highlights

MainStay VP Large Cap Growth Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 23.92	$ 18.71	$ 20.83	$ 22.48	$ 22.83

Net investment income (loss) (a)	0.00 ‡	0.02	0.01	(0.00)‡	(0.01)
Net realized and unrealized gain (loss) on investments	1.36	6.00	(0.43)	1.22	2.29

Total from investment operations	1.36	6.02	(0.42)	1.22	2.28

Less distributions:
From net realized gain on investments	(3.64)	(0.81)	(1.70)	(2.87)	(2.63)

Net asset value at end of year	$ 21.64	$ 23.92	$ 18.71	$ 20.83	$ 22.48

Total investment return (b)	3.57%	32.39%	(2.27%)	6.18%	10.63%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.10%	0.07%	(0.01%)	(0.03%)
Net expenses (c)	0.76%(d)	0.76%(d)	0.77%	0.77%	0.77%
Portfolio turnover rate	58%	53%	94%	71%	78%
Net assets at end of year (in 000’s)	$ 238,174	$ 368,861	$ 518,425	$ 448,409	$ 410,122

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Expense waiver/reimbursement less than 0.01%.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 22.96	$ 18.03	$ 20.18	$ 21.93	$ 22.39

Net investment income (loss) (a)	(0.06)	(0.03)	(0.03)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	1.34	5.77	(0.42)	1.18	2.23

Total from investment operations	1.28	5.74	(0.45)	1.12	2.17

Less distributions:
From net realized gain on investments	(3.64)	(0.81)	(1.70)	(2.87)	(2.63)

Net asset value at end of year	$ 20.60	$ 22.96	$ 18.03	$ 20.18	$ 21.93

Total investment return (b)	3.31%	32.06%	(2.52%)	5.91%	10.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.23%)	(0.15%)	(0.17%)	(0.26%)	(0.28%)
Net expenses (c)	1.01%(d)	1.01% (d)	1.02%	1.02%	1.02%
Portfolio turnover rate	58%	53%	94%	71%	78%
Net assets at end of year (in 000’s)	$ 623,836	$ 575,514	$ 435,029	$ 440,891	$ 373,762

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Expense waiver/reimbursement less than 0.01%.

237

Financial Highlights

MainStay VP MacKay Common Stock Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 29.75	$ 25.60	$ 25.43	$ 27.80	$ 24.58

Net investment income (loss) (a)	0.42	0.43	0.40	0.42	0.37
Net realized and unrealized gain (loss) on investments	(1.69)	5.30	1.82	(0.28)	3.19

Total from investment operations	(1.27)	5.73	2.22	0.14	3.56

Less dividends and distributions:
From net investment income	(0.49)	(0.39)	(0.40)	(0.38)	(0.34)
From net realized gain on investments	(2.76)	(1.19)	(1.65)	(2.13)	—

Total dividends and distributions	(3.25)	(1.58)	(2.05)	(2.51)	(0.34)

Net asset value at end of year	$ 25.23	$ 29.75	$ 25.60	$ 25.43	$ 27.80

Total investment return (b)	(5.84%)	22.83%	9.12%	0.85%	14.53%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40%	1.53%	1.57%	1.55%	1.44%
Net expenses (c)	0.57%	0.57%	0.58%	0.57%	0.58%
Portfolio turnover rate	125%	98%	125%	112%	111%
Net assets at end of year (in 000’s)	$ 454,804	$ 639,120	$ 577,310	$ 580,635	$ 605,679

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 29.45	$ 25.37	$ 25.23	$ 27.61	$ 24.44

Net investment income (loss) (a)	0.35	0.35	0.33	0.35	0.31
Net realized and unrealized gain (loss) on investments	(1.68)	5.26	1.81	(0.27)	3.15

Total from investment operations	(1.33)	5.61	2.14	0.08	3.46

Less dividends and distributions:
From net investment income	(0.42)	(0.34)	(0.35)	(0.33)	(0.29)
From net realized gain on investments	(2.76)	(1.19)	(1.65)	(2.13)	—

Total dividends and distributions	(3.18)	(1.53)	(2.00)	(2.46)	(0.29)

Net asset value at end of year	$ 24.94	$ 29.45	$ 25.37	$ 25.23	$ 27.61

Total investment return (b)	(6.08%)	22.52%	8.85%	0.60%	14.25%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17%	1.28%	1.32%	1.30%	1.19%
Net expenses (c)	0.82%	0.82%	0.83%	0.82%	0.83%
Portfolio turnover rate	125%	98%	125%	112%	111%
Net assets at end of year (in 000’s)	$ 237,094	$ 268,526	$ 194,992	$ 149,358	$ 141,170

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

238

Financial Highlights

MainStay VP MacKay Convertible Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.29	$ 12.28	$ 11.86	$ 13.41	$ 13.38

Net investment income (loss) (a)	0.17	0.18	0.19	0.14	0.16
Net realized and unrealized gain (loss) on investments	(0.41)	1.28	1.18	(0.32)	0.88

Total from investment operations	(0.24)	1.46	1.37	(0.18)	1.04

Less dividends and distributions:
From net investment income	(0.23)	(0.23)	(0.47)	(0.36)	(0.45)
From net realized gain on investments	(0.51)	(0.22)	(0.48)	(1.01)	(0.56)

Total dividends and distributions	(0.74)	(0.45)	(0.95)	(1.37)	(1.01)

Net asset value at end of year	$ 12.31	$ 13.29	$ 12.28	$ 11.86	$ 13.41

Total investment return (b)	(2.27%)	11.99%	12.07%	(1.33%)	7.98%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	1.40%	1.59%	1.08%	1.21%
Net expenses (c)	0.61%	0.62%	0.64%	0.62%	0.63%
Portfolio turnover rate	43%	34%	39%	58%	55%
Net assets at end of year (in 000’s)	$ 177,136	$ 227,285	$ 162,462	$ 142,942	$ 158,220

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.18	$ 12.18	$ 11.77	$ 13.32	$ 13.27

Net investment income (loss) (a)	0.13	0.15	0.16	0.11	0.13
Net realized and unrealized gain (loss) on investments	(0.40)	1.26	1.17	(0.32)	0.86

Total from investment operations	(0.27)	1.41	1.33	(0.21)	0.99

Less dividends and distributions:
From net investment income	(0.19)	(0.19)	(0.44)	(0.33)	(0.38)
From net realized gain on investments	(0.51)	(0.22)	(0.48)	(1.01)	(0.56)

Total dividends and distributions	(0.70)	(0.41)	(0.92)	(1.34)	(0.94)

Net asset value at end of year	$ 12.21	$ 13.18	$ 12.18	$ 11.77	$ 13.32

Total investment return (b)	(2.52%)	11.72%	11.79%	(1.57%)	7.71%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99%	1.15%	1.35%	0.84%	0.97%
Net expenses (c)	0.86%	0.87%	0.89%	0.87%	0.88%
Portfolio turnover rate	43%	34%	39%	58%	55%
Net assets at end of year (in 000’s)	$ 592,673	$ 565,974	$ 476,926	$ 460,883	$ 460,406

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

239

Financial Highlights

MainStay VP MacKay Convertible Portfolio

(Selected per share data and ratios)

	Year ended December 31,		April 26, 2016* through December 31,

Service 2 Class	2018	2017	2016

Net asset value at beginning of period	$ 13.18	$ 12.18	$ 11.63

Net investment income (loss) (a)	0.12	0.14	0.11
Net realized and unrealized gain (loss) on investments	(0.40)	1.26	1.04

Total from investment operations	(0.28)	1.40	1.15

Less dividends and distributions:
From net investment income	(0.18)	(0.18)	(0.12)
From net realized gain on investments	(0.51)	(0.22)	(0.48)

Total dividends and distributions	(0.69)	(0.40)	(0.60)

Net asset value at end of period	$ 12.21	$ 13.18	$ 12.18

Total investment return (b)	(2.59%)	11.60%	10.01%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%	1.05%	1.33%††
Net expenses (c)	0.96%	0.97%	1.00%††
Portfolio turnover rate	43%	34%	39%
Net assets at end of period (in 000’s)	$ 3,016	$ 2,179	$ 797

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

240

Financial Highlights

MainStay VP MacKay Growth Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 30.87	$ 23.90	$ 26.09	$ 29.42	$ 34.19

Net investment income (loss) (a)	0.19	0.19	0.09	0.04	0.01
Net realized and unrealized gain (loss) on investments	(1.10)	7.05	(0.02)	0.58	2.63

Total from investment operations	(0.91)	7.24	0.07	0.62	2.64

Less dividends and distributions:
From net investment income	(0.21)	(0.07)	(0.04)	—	(0.23)
From net realized gain on investments	(2.01)	(0.20)	(2.22)	(3.95)	(7.18)

Total dividends and distributions	(2.22)	(0.27)	(2.26)	(3.95)	(7.41)

Net asset value at end of year	$ 27.74	$ 30.87	$ 23.90	$ 26.09	$ 29.42

Total investment return (b)	(4.24%)	30.41%	0.40%	2.58%	8.81%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.71%	0.35%(c)	0.15%	0.02%
Net expenses (d)	0.73%	0.74%	0.76%(e)	0.73%	0.73%
Portfolio turnover rate	127%	141%	177%	112%	88%
Net assets at end of year (in 000’s)	$ 461,537	$ 525,483	$ 337,401	$ 370,679	$ 405,444

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.34%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.77%.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 30.50	$ 23.62	$ 25.83	$ 29.24	$ 34.03

Net investment income (loss) (a)	0.11	0.12	0.02	(0.03)	(0.08)
Net realized and unrealized gain (loss) on investments	(1.10)	6.97	(0.01)	0.57	2.61

Total from investment operations	(0.99)	7.09	0.01	0.54	2.53

Less dividends and distributions:
From net investment income	(0.12)	(0.01)	—	—	(0.14)
From net realized gain on investments	(2.01)	(0.20)	(2.22)	(3.95)	(7.18)

Total dividends and distributions	(2.13)	(0.21)	(2.22)	(3.95)	(7.32)

Net asset value at end of year	$ 27.38	$ 30.50	$ 23.62	$ 25.83	$ 29.24

Total investment return (b)	(4.48%)	30.09%	0.15%	2.33%	8.54%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35%	0.46%	0.10%(c)	(0.09%)	(0.23%)
Net expenses (d)	0.98%	0.99%	1.01%(e)	0.98%	0.98%
Portfolio turnover rate	127%	141%	177%	112%	88%
Net assets at end of year (in 000’s)	$ 51,674	$ 66,735	$ 58,448	$ 63,846	$ 64,445

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.09%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 1.02%.

241

Financial Highlights

MainStay VP Cushing Renaissance Advantage Portfolio

(Selected per share data and ratios)

	Year ended December 31,			May 1, 2015* through December 31,
Initial Class	2018	2017	2016	2015
Net asset value at beginning of period	$ 10.52	$ 9.75	$ 7.59	$ 10.00

Net investment income (loss) (a)	(0.07)	(0.05)	0.00 ‡	0.04
Net realized and unrealized gain (loss) on investments	(2.84)	0.82	2.18	(2.40)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	(2.91)	0.77	2.18	(2.36)

Less dividends:
From net investment income	—	—	(0.02)	(0.05)

Net asset value at end of period	$ 7.61	$ 10.52	$ 9.75	$ 7.59

Total investment return (b)	(27.66%)(c)	7.90%	28.77%	(23.58%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.66%)	(0.49%)	0.06%	0.60% ††
Net expenses (d)	1.21%	1.31%	1.38%	1.35% ††
Portfolio turnover rate	162%	116%	356%	122% (e)
Net assets at end of period (in 000’s)	$ 90,681	$ 158,846	$ 71,036	$ 58,364

* Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Portfolio turnover rate is not annualized.

	Year ended December 31,			May 1, 2015* through December 31,

Service Class	2018	2017	2016	2015
Net asset value at beginning of period	$ 10.47	$ 9.73	$ 7.59	$ 10.00

Net investment income (loss) (a)	(0.09)	(0.07)	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	(2.83)	0.81	2.18	(2.39)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	(2.92)	0.74	2.16	(2.37)

Less dividends:
From net investment income	—	—	(0.02)	(0.04)

Net asset value at end of period	$ 7.55	$ 10.47	$ 9.73	$ 7.59

Total investment return (b)	(27.89%)(c)	7.61% (c)	28.48%	(23.70%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.91%)	(0.74%)	(0.37%)	0.37% ††
Net expenses (d)	1.46%	1.56%	1.64%	1.60% ††
Portfolio turnover rate	162%	116%	356%	122% (e)
Net assets at end of period (in 000’s)	$ 22,133	$ 32,457	$ 26,714	$ 5,927

* Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Portfolio turnover rate is not annualized.

242

Financial Highlights

MainStay VP MacKay Government Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.78	$ 10.85	$ 10.99	$ 11.25	$ 11.13

Net investment income (loss) (a)	0.26	0.25	0.24	0.29	0.31
Net realized and unrealized gain (loss) on investments	(0.27)	(0.02)	(0.11)	(0.23)	0.21

Total from investment operations	(0.01)	0.23	0.13	0.06	0.52

Less dividends and distributions:
From net investment income	(0.28)	(0.30)	(0.27)	(0.32)	(0.36)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.28)	(0.30)	(0.27)	(0.32)	(0.40)

Net asset value at end of year	$ 10.49	$ 10.78	$ 10.85	$ 10.99	$ 11.25

Total investment return (b)	(0.06%)	2.11%	1.07%	0.53%	4.61%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%	2.29%	2.14%(c)	2.54%	2.70%
Net expenses (d)	0.57%	0.56%	0.55%(e)	0.55%	0.55%
Expenses (before waiver/reimbursement) (d)	0.57%	0.56%	0.56%	0.55%	0.55%
Portfolio turnover rate	92% (f)	17%(f)	64%(f)	12%(f)	7%
Net assets at end of year (in 000’s)	$ 52,552	$ 56,561	$ 64,930	$ 72,924	$ 83,172

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 2.13%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.56%.

(f) The portfolio turnover rates not including mortgage dollar rolls were 80%, 5%, 19% and 11% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.69	$ 10.76	$ 10.90	$ 11.16	$ 11.04

Net investment income (loss) (a)	0.23	0.22	0.21	0.26	0.27
Net realized and unrealized gain (loss) on investments	(0.26)	(0.03)	(0.11)	(0.23)	0.21

Total from investment operations	(0.03)	0.19	0.10	0.03	0.48

Less dividends and distributions:
From net investment income	(0.25)	(0.26)	(0.24)	(0.29)	(0.32)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.25)	(0.26)	(0.24)	(0.29)	(0.36)

Net asset value at end of year	$ 10.41	$ 10.69	$ 10.76	$ 10.90	$ 11.16

Total investment return (b)	(0.31%)	1.86%	0.82%	0.28%	4.35%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19%	2.04%	1.89%(c)	2.29%	2.45%
Net expenses (d)	0.82%	0.81%	0.80%(e)	0.80%	0.80%
Expenses (before waiver/reimbursement) (d)	0.82%	0.81%	0.81%	0.80%	0.80%
Portfolio turnover rate	92% (f)	17%(f)	64%(f)	12%(f)	7%
Net assets at end of year (in 000’s)	$ 159,575	$ 155,477	$ 186,207	$ 178,259	$ 185,243

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.81%.

(f) The portfolio turnover rates not including mortgage dollar rolls were 80%, 5%, 19% and 11% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

243

Financial Highlights

MainStay VP MacKay High Yield Corporate Bond Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.05	$ 9.99	$ 9.10	$ 9.84	$ 10.26

Net investment income (loss) (a)	0.55	0.58	0.62	0.59	0.61
Net realized and unrealized gain (loss) on investments	(0.68)	0.10	0.85	(0.73)	(0.42)

Total from investment operations	(0.13)	0.68	1.47	(0.14)	0.19

Less dividends:
From net investment income	(0.60)	(0.62)	(0.58)	(0.60)	(0.61)

Net asset value at end of year	$ 9.32	$ 10.05	$ 9.99	$ 9.10	$ 9.84

Total investment return (b)	(1.46%)	6.86%	16.23%	(1.57%)	1.78%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.58%	5.69%	6.41%	5.99%	5.85%
Net expenses (c)	0.58%	0.58%	0.59%	0.58%	0.59%
Portfolio turnover rate	28%	40%	39%	37%	42%
Net assets at end of year (in 000’s)	$ 458,129	$ 574,162	$ 665,881	$ 642,186	$ 641,024

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 9.91	$ 9.86	$ 8.99	$ 9.73	$ 10.16

Net investment income (loss) (a)	0.52	0.55	0.59	0.56	0.58
Net realized and unrealized gain (loss) on investments	(0.66)	0.10	0.83	(0.72)	(0.42)

Total from investment operations	(0.14)	0.65	1.42	(0.16)	0.16

Less dividends:
From net investment income	(0.58)	(0.60)	(0.55)	(0.58)	(0.59)

Net asset value at end of year	$ 9.19	$ 9.91	$ 9.86	$ 8.99	$ 9.73

Total investment return (b)	(1.71%)	6.59%	15.94%	(1.82%)	1.53%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.33%	5.43%	6.15%	5.74%	5.60%
Net expenses (c)	0.83%	0.83%	0.84%	0.83%	0.84%
Portfolio turnover rate	28%	40%	39%	37%	42%
Net assets at end of year (in 000’s)	$ 2,298,144	$ 2,528,783	$ 2,315,441	$ 2,035,855	$ 2,147,611

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

244

Financial Highlights

MainStay VP MacKay International Equity Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 17.46	$ 13.24	$ 14.04	$ 13.36	$ 13.81

Net investment income (loss) (a)	0.10	0.07	0.10	0.10	0.12
Net realized and unrealized gain (loss) on investments	(2.00)	4.21	(0.77)	0.75	(0.44)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	0.03	(0.02)	(0.03)	(0.04)

Total from investment operations	(1.94)	4.31	(0.69)	0.82	(0.36)

Less dividends and distributions:
From net investment income	(0.21)	(0.09)	(0.11)	(0.14)	(0.09)
From net realized gain on investments	(0.32)	—	—	—	—

Total dividends and distributions	(0.53)	(0.09)	(0.11)	(0.14)	(0.09)

Net asset value at end of year	$ 14.99	$ 17.46	$ 13.24	$ 14.04	$ 13.36

Total investment return (b)	(11.56%)	32.61%	(4.95%)	6.17%	(2.62%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.55%	0.43%	0.71%(c)	0.74%	0.85%
Net expenses (d)	0.96%	0.96%	0.95%(e)	0.95%	0.95%
Portfolio turnover rate	46%	49%	28%	40%	38%
Net assets at end of year (in 000’s)	$ 158,215	$ 196,676	$ 171,048	$ 243,076	$ 217,936

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.70%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.96%.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 17.32	$ 13.13	$ 13.92	$ 13.24	$ 13.70

Net investment income (loss) (a)	0.05	0.03	0.05	0.07	0.08
Net realized and unrealized gain (loss) on investments	(1.99)	4.18	(0.74)	0.74	(0.44)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	0.03	(0.03)	(0.03)	(0.04)

Total from investment operations	(1.98)	4.24	(0.72)	0.78	(0.40)

Less dividends and distributions:
From net investment income	(0.16)	(0.05)	(0.07)	(0.10)	(0.06)
From net realized gain on investments	(0.32)	—	—	—	—

Total dividends and distributions	(0.48)	(0.05)	(0.07)	(0.10)	(0.06)

Net asset value at end of year	$ 14.86	$ 17.32	$ 13.13	$ 13.92	$ 13.24

Total investment return (b)	(11.78%)	32.28%	(5.17%)	5.90%	(2.86%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32%	0.18%	0.40%(c)	0.48%	0.60%
Net expenses (d)	1.21%	1.21%	1.20%(e)	1.20%	1.20%
Portfolio turnover rate	46%	49%	28%	40%	38%
Net assets at end of year (in 000’s)	$ 258,307	$ 310,793	$ 251,474	$ 300,184	$ 309,428

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 1.21%.

245

Financial Highlights

MainStay VP MacKay Mid Cap Core Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.57	$ 13.37	$ 13.00	$ 15.83	$ 16.18

Net investment income (loss) (a)	0.16	0.12	0.13	0.13	0.10
Net realized and unrealized gain (loss) on investments	(1.68)	2.42	1.28	(0.73)	2.07

Total from investment operations	(1.52)	2.54	1.41	(0.60)	2.17

Less dividends and distributions:
From net investment income	(0.15)	(0.16)	(0.11)	(0.09)	(0.09)
From net realized gain on investments	(1.96)	(0.18)	(0.93)	(2.14)	(2.43)

Total dividends and distributions	(2.11)	(0.34)	(1.04)	(2.23)	(2.52)

Net asset value at end of year	$ 11.94	$ 15.57	$ 13.37	$ 13.00	$ 15.83

Total investment return (b)	(11.98%)	19.14%	11.17%	(3.68%)	14.38%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%	0.87%	1.09%	0.88%	0.62%
Net expenses (c)	0.86%	0.86%	0.86%	0.86%	0.85%
Expenses (before waiver/reimbursement) (c)	0.88%	0.88%	0.89%	0.88%	0.88%
Portfolio turnover rate	181%	155%	164%	174%	172%
Net assets at end of year (in 000’s)	$ 453,343	$ 503,364	$ 558,783	$ 506,368	$ 440,409

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.35	$ 13.18	$ 12.83	$ 15.64	$ 16.03

Net investment income (loss) (a)	0.12	0.09	0.12	0.09	0.06
Net realized and unrealized gain (loss) on investments	(1.66)	2.38	1.24	(0.71)	2.03

Total from investment operations	(1.54)	2.47	1.36	(0.62)	2.09

Less dividends and distributions:
From net investment income	(0.11)	(0.12)	(0.08)	(0.05)	(0.05)
From net realized gain on investments	(1.96)	(0.18)	(0.93)	(2.14)	(2.43)

Total dividends and distributions	(2.07)	(0.30)	(1.01)	(2.19)	(2.48)

Net asset value at end of year	$ 11.74	$ 15.35	$ 13.18	$ 12.83	$ 15.64

Total investment return (b)	(12.20%)	18.85%	10.89%	(3.92%)	14.10%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	0.64%	0.83%	0.61%	0.37%
Net expenses (c)	1.11%	1.11%	1.11%	1.11%	1.10%
Expenses (before waiver/reimbursement) (c)	1.13%	1.13%	1.14%	1.13%	1.13%
Portfolio turnover rate	181%	155%	164%	174%	172%
Net assets at end of year (in 000’s)	$ 395,800	$ 477,253	$ 435,287	$ 426,143	$ 479,799

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

246

Financial Highlights

MainStay VP MacKay S&P 500 Index Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 52.02	$ 44.05	$ 41.29	$ 41.99	$ 37.58

Net investment income (loss) (a)	1.04	0.80	0.70	0.70	0.66
Net realized and unrealized gain (loss) on investments	(3.15)	8.60	4.02	(0.29)	4.34

Total from investment operations	(2.11)	9.40	4.72	0.41	5.00

Less dividends and distributions:
From net investment income	(0.78)	(0.70)	(0.70)	(0.60)	(0.59)
From net realized gain on investments	(1.02)	(0.73)	(1.26)	(0.51)	—

Total dividends and distributions	(1.80)	(1.43)	(1.96)	(1.11)	(0.59)

Net asset value at end of year	$ 48.11	$ 52.02	$ 44.05	$ 41.29	$ 41.99

Total investment return (b)	(4.52%)	21.49%	11.62%	1.10%	13.35%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95%	1.65%	1.66%	1.67%	1.68%
Net expenses (c)	0.16%	0.22%	0.28%	0.27%	0.28%
Expenses (before waiver/reimbursement) (c)	0.19%	0.23%	0.28%	0.27%	0.28%
Portfolio turnover rate	9%	3%	3%	3%	3%
Net assets at end of year (in 000’s)	$ 1,001,911	$ 1,156,346	$ 899,633	$ 1,017,929	$ 890,188

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 51.66	$ 43.80	$ 41.08	$ 41.79	$ 37.44

Net investment income (loss) (a)	0.90	0.67	0.59	0.60	0.56
Net realized and unrealized gain (loss) on investments	(3.13)	8.54	4.00	(0.28)	4.30

Total from investment operations	(2.23)	9.21	4.59	0.32	4.86

Less dividends and distributions:
From net investment income	(0.67)	(0.62)	(0.61)	(0.52)	(0.51)
From net realized gain on investments	(1.02)	(0.73)	(1.26)	(0.51)	—

Total dividends and distributions	(1.69)	(1.35)	(1.87)	(1.03)	(0.51)

Net asset value at end of year	$ 47.74	$ 51.66	$ 43.80	$ 41.08	$ 41.79

Total investment return (b)	(4.76%)	21.19%	11.34%	0.85%	13.06%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%	1.40%	1.41%	1.42%	1.43%
Net expenses (c)	0.41%	0.47%	0.53%	0.52%	0.53%
Expenses (before waiver/reimbursement) (c)	0.44%	0.48%	0.53%	0.52%	0.53%
Portfolio turnover rate	9%	3%	3%	3%	3%
Net assets at end of year (in 000’s)	$ 920,531	$ 897,611	$ 613,011	$ 476,730	$ 423,009

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

247

Financial Highlights

MainStay VP MacKay Small Cap Core Portfolio

(Selected per share data and ratios)

	Year ended December 31,		May 2, 2016* through December 31,

Initial Class	2018	2017	2016

Net asset value at beginning of period	$ 13.16	$ 11.73	$ 10.00

Net investment income (loss) (a)	0.04	0.01	0.03
Net realized and unrealized gain (loss) on investments	(1.71)	1.63	1.88

Total from investment operations	(1.67)	1.64	1.91

Less dividends and distributions:
From net investment income	—	—	(0.02)
From net realized gain on investments	(1.67)	(0.21)	(0.16)

Total dividends and distributions	(1.67)	(0.21)	(0.18)

Net asset value at end of period	$ 9.82	$ 13.16	$ 11.73

Total investment return (b)	(15.11%)	13.93%	19.14%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33%	0.10%	0.39%††
Net expenses (c)	0.90%	0.90%	1.00%††
Portfolio turnover rate	161%	159%	180%
Net assets at end of period (in 000’s)	$ 123,857	$ 180,840	$ 164,253

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,		May 2, 2016* through December 31,

Service Class	2018	2017	2016

Net asset value at beginning of period	$ 13.11	$ 11.72	$ 10.00

Net investment income (loss) (a)	0.01	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	(1.69)	1.62	1.88

Total from investment operations	(1.68)	1.60	1.89

Less dividends and distributions:
From net investment income	—	—	(0.01)
From net realized gain on investments	(1.67)	(0.21)	(0.16)

Total dividends and distributions	(1.67)	(0.21)	(0.17)

Net asset value at end of period	$ 9.76	$ 13.11	$ 11.72

Total investment return (b)	(15.32%)	13.64%	18.95%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.09%	(0.15%)	0.16%††
Net expenses (c)	1.15%	1.15%	1.25%††
Portfolio turnover rate	161%	159%	180%
Net assets at end of period (in 000’s)	$ 136,965	$ 176,295	$ 175,015

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

248

Financial Highlights

MainStay VP MacKay Unconstrained Bond Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.06	$ 9.90	$ 9.54	$ 10.12	$ 10.32

Net investment income (loss) (a)	0.30	0.29	0.37	0.40	0.45
Net realized and unrealized gain (loss) on investments	(0.43)	0.18	0.33	(0.66)	(0.28)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.01	0.02	0.03

Total from investment operations	(0.13)	0.47	0.71	(0.24)	0.20

Less dividends and distributions:
From net investment income	(0.33)	(0.31)	(0.35)	(0.34)	(0.40)

Net asset value at end of year	$ 9.60	$ 10.06	$ 9.90	$ 9.54	$ 10.12

Total investment return (b)	(1.21%)	4.81%	7.50%	(2.42%)	1.92%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.04%	2.89%	3.80%	4.01%	4.31%
Net expenses (excluding short sale expenses) (c)	0.60%	0.60%	0.62%	0.62%	0.64%
Expenses (including short sales expenses) (c)	0.75%	0.67%	0.72%	0.65%	0.64%
Short sale expenses	0.15%	0.07%	0.10%	0.03%	—
Portfolio turnover rate	33%	32%	34%	26%	18%
Net assets at end of year (in 000’s)	$ 116,901	$ 137,454	$ 122,586	$ 129,311	$ 166,855

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.03	$ 9.87	$ 9.51	$ 10.09	$ 10.29

Net investment income (loss) (a)	0.28	0.26	0.34	0.38	0.42
Net realized and unrealized gain (loss) on investments	(0.43)	0.19	0.33	(0.66)	(0.28)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.01	0.02	0.03

Total from investment operations	(0.15)	0.45	0.68	(0.26)	0.17

Less dividends and distributions:
From net investment income	(0.31)	(0.29)	(0.32)	(0.32)	(0.37)

Net asset value at end of year	$ 9.57	$ 10.03	$ 9.87	$ 9.51	$ 10.09

Total investment return (b)	(1.46%)	4.55%	7.23%	(2.66%)	1.67%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.79%	2.64%	3.54%	3.77%	4.06%
Net expenses (excluding short sales expenses) (c)	0.85%	0.85%	0.87%	0.87%	0.89%
Expenses (including short sales expenses) (c)	1.00%	0.92%	0.97%	0.90%	0.89%
Short sale expenses	0.15%	0.07%	0.10%	0.03%	—
Portfolio turnover rate	33%	32%	34%	26%	18%
Net assets at end of year (in 000’s)	$ 999,100	$ 1,064,435	$ 882,928	$ 748,317	$ 571,281

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses, which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

249

Financial Highlights

MainStay VP Mellon Natural Resources Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 7.61	$ 7.67	$ 5.38	$ 8.06	$ 9.97

Net investment income (loss)	0.04	(0.01)	(0.01)	0.04	0.04
Net realized and unrealized gain (loss) on investments	(2.22)	(0.05)	2.34	(2.69)	(1.91)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	(2.18)	(0.06)	2.33	(2.65)	(1.87)

Less dividends:
From net investment income	—	—	(0.04)	(0.03)	(0.04)

Net asset value at end of year	$ 5.43	$ 7.61	$ 7.67	$ 5.38	$ 8.06

Total investment return (a)	(28.65%)(b)	(0.78%)(b)	43.33%	(32.96%)	(18.81%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.59%	(0.10%)	(0.12%)(c)	0.57%	0.38%
Net expenses (d)	0.94%	0.94%	0.93%(e)	0.93%	0.93%
Portfolio turnover rate	78%	17%	40%	21%	33%
Net assets at end of year (in 000’s)	$ 240,067	$ 379,253	$ 432,891	$ 332,823	$ 466,515

‡ Less than one cent per share.

(a) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(b) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.13)%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.94%.

250

Financial Highlights

MainStay VP Moderate Allocation Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.89	$ 10.57	$ 10.59	$ 12.03	$ 12.61

Net investment income (loss) (a)	0.23	0.20	0.19	0.20	0.23
Net realized and unrealized gain (loss) on investments	(1.16)	1.36	0.48	(0.39)	0.33

Total from investment operations	(0.93)	1.56	0.67	(0.19)	0.56

Less dividends and distributions:
From net investment income	(0.27)	(0.19)	(0.24)	(0.30)	(0.29)
From net realized gain on investments	(0.36)	(0.05)	(0.45)	(0.95)	(0.85)

Total dividends and distributions	(0.63)	(0.24)	(0.69)	(1.25)	(1.14)

Net asset value at end of year	$ 10.33	$ 11.89	$ 10.57	$ 10.59	$ 12.03

Total investment return (b)	(8.40%)	14.97%	6.41%	(1.61%)	4.62%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99%	1.79%	1.76%	1.69%	1.80%
Net expenses (c)	0.02%	0.02%	0.03%	0.02%	0.03%
Portfolio turnover rate	52%	33%	40%	36%	46%
Net assets at end of year (in 000’s)	$ 43,161	$ 49,419	$ 43,873	$ 41,551	$ 41,706

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.79	$ 10.48	$ 10.51	$ 11.95	$ 12.53

Net investment income (loss) (a)	0.20	0.17	0.16	0.17	0.19
Net realized and unrealized gain (loss) on investments	(1.16)	1.36	0.47	(0.39)	0.34

Total from investment operations	(0.96)	1.53	0.63	(0.22)	0.53

Less dividends and distributions:
From net investment income	(0.24)	(0.17)	(0.21)	(0.27)	(0.26)
From net realized gain on investments	(0.36)	(0.05)	(0.45)	(0.95)	(0.85)

Total dividends and distributions	(0.60)	(0.22)	(0.66)	(1.22)	(1.11)

Net asset value at end of year	$ 10.23	$ 11.79	$ 10.48	$ 10.51	$ 11.95

Total investment return (b)	(8.63%)	14.68%	6.14%	(1.86%)	4.35%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.73%	1.53%	1.52%	1.44%	1.51%
Net expenses (c)	0.27%	0.27%	0.28%	0.27%	0.28%
Portfolio turnover rate	52%	33%	40%	36%	46%
Net assets at end of year (in 000’s)	$ 1,103,235	$ 1,288,895	$ 1,171,213	$ 1,137,619	$ 1,154,403

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

251

Financial Highlights

MainStay VP Moderate Growth Allocation Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 12.61	$ 11.00	$ 11.08	$ 12.78	$ 13.36

Net investment income (loss) (a)	0.21	0.17	0.18	0.17	0.20
Net realized and unrealized gain (loss) on investments	(1.47)	1.86	0.64	(0.49)	0.39

Total from investment operations	(1.26)	2.03	0.82	(0.32)	0.59

Less dividends and distributions:
From net investment income	(0.24)	(0.18)	(0.24)	(0.30)	(0.25)
From net realized gain on investments	(0.54)	(0.24)	(0.66)	(1.08)	(0.92)

Total dividends and distributions	(0.78)	(0.42)	(0.90)	(1.38)	(1.17)

Net asset value at end of year	$ 10.57	$ 12.61	$ 11.00	$ 11.08	$ 12.78

Total investment return (b)	(10.73%)	18.62%	7.56%	(2.35%)	4.59%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71%	1.43%	1.60%	1.38%	1.51%
Net expenses (c)	0.02%	0.02%	0.03%	0.02%	0.03%
Portfolio turnover rate	44%	31%	33%	34%	44%
Net assets at end of year (in 000’s)	$ 80,133	$ 90,089	$ 76,025	$ 68,000	$ 66,849

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 12.49	$ 10.90	$ 10.99	$ 12.68	$ 13.28

Net investment income (loss) (a)	0.17	0.14	0.14	0.14	0.17
Net realized and unrealized gain (loss) on investments	(1.44)	1.84	0.64	(0.47)	0.38

Total from investment operations	(1.27)	1.98	0.78	(0.33)	0.55

Less dividends and distributions:
From net investment income	(0.21)	(0.15)	(0.21)	(0.28)	(0.23)
From net realized gain on investments	(0.54)	(0.24)	(0.66)	(1.08)	(0.92)

Total dividends and distributions	(0.75)	(0.39)	(0.87)	(1.36)	(1.15)

Net asset value at end of year	$ 10.47	$ 12.49	$ 10.90	$ 10.99	$ 12.68

Total investment return (b)	(10.95%)	18.32%	7.30%	(2.59%)	4.33%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	1.17%	1.32%	1.13%	1.28%
Net expenses (c)	0.27%	0.27%	0.28%	0.27%	0.28%
Portfolio turnover rate	44%	31%	33%	34%	44%
Net assets at end of year (in 000’s)	$ 1,849,974	$ 2,263,952	$ 1,990,699	$ 1,869,969	$ 1,855,721

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

252

Financial Highlights

MainStay VP PIMCO Real Return Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 8.54	$ 8.40	$ 8.11	$ 8.71	$ 9.44

Net investment income (loss) (a)	0.23	0.23	0.17	0.11	0.26
Net realized and unrealized gain (loss) on investments	(0.53)	0.15	0.21	(0.51)	(0.18)
Net realized and unrealized gain (loss) on foreign currency transactions	0.10	(0.09)	0.05	0.19	0.18

Total from investment operations	(0.20)	0.29	0.43	(0.21)	0.26

Less dividends and distributions:
From net investment income	(0.14)	(0.15)	(0.14)	(0.39)	(0.09)
From net realized gain on investments	—	—	—	—	(0.90)

Total dividends and distributions	(0.14)	(0.15)	(0.14)	(0.39)	(0.99)

Net asset value at end of year	$ 8.20	$ 8.54	$ 8.40	$ 8.11	$ 8.71

Total investment return (b)	(2.38%)(c)	3.45%	5.28%	(2.51%)	2.50%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.78%	2.71%	2.05%(d)	1.26%	2.74%
Net expenses (e)	1.43%	1.03%	0.91%(f)	0.72%	0.64%
Interest expense and fees	0.81%	0.42%	0.32%	0.15%	0.08%
Portfolio turnover rate (g)	157%	121%	143%	84%	85%
Net assets at end of year (in 000’s)	$ 44,523	$ 45,563	$ 36,060	$ 68,794	$ 9,479

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 2.04%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 0.92%.

(g) The portfolio turnover rates not including mortgage dollar rolls were 48%, 96%, 91%, 59% and 49% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

253

Financial Highlights

MainStay VP PIMCO Real Return Portfolio

(Selected per share data and ratios)

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 8.53	$ 8.39	$ 8.10	$ 8.70	$ 9.42

Net investment income (loss) (a)	0.21	0.21	0.18	0.05	0.24
Net realized and unrealized gain (loss) on investments	(0.54)	0.15	0.19	(0.46)	(0.18)
Net realized and unrealized gain (loss) on foreign currency transactions	0.10	(0.09)	0.04	0.17	0.18

Total from investment operations	(0.23)	0.27	0.41	(0.24)	0.24

Less dividends and distributions:
From net investment income	(0.11)	(0.13)	(0.12)	(0.36)	(0.06)
From net realized gain on investments	—	—	—	—	(0.90)

Total dividends and distributions	(0.11)	(0.13)	(0.12)	(0.36)	(0.96)

Net asset value at end of year	$ 8.19	$ 8.53	$ 8.39	$ 8.10	$ 8.70

Total investment return (b)	(2.63%)(c)	3.20%	5.03%	(2.76%)	2.26%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53%	2.46%	2.15%(d)	0.56%	2.52%
Net expenses (e)	1.68%	1.28%	1.16%(f)	0.97%	0.87%
Interest expense and fees	0.81%	0.42%	0.32%	0.15%	0.08%
Portfolio turnover rate (g)	157%	121%	143%	84%	85%
Net assets at end of year (in 000’s)	$ 282,052	$ 287,520	$ 282,006	$ 283,273	$ 331,595

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 1.17%.

(g) The portfolio turnover rates not including mortgage dollar rolls were 48%, 96%, 91%, 59% and 49% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

254

Financial Highlights

MainStay VP T. Rowe Price Equity Income Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.10	$ 12.99	$ 11.97	$ 13.90	$ 13.77

Net investment income (loss) (a)	0.29	0.24	0.27	0.25	0.26
Net realized and unrealized gain (loss) on investments	(1.40)	1.83	1.90	(1.21)	0.78
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	0.00	(0.00)	(0.00)	(0.00)

Total from investment operations	(1.11)	2.07	2.17	(0.96)	1.04

Less dividends and distributions:
From net investment income	(0.29)	(0.30)	(0.25)	(0.24)	(0.21)
From net realized gain on investments	(1.31)	(0.66)	(0.90)	(0.73)	(0.70)

Total dividends and distributions	(1.60)	(0.96)	(1.15)	(0.97)	(0.91)

Net asset value at end of year	$ 11.39	$ 14.10	$ 12.99	$ 11.97	$ 13.90

Total investment return (b)	(9.38%)	16.20%	18.82%	(6.78%)	7.74%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.11%	1.78%	2.18%	1.90%	1.89%
Net expenses (c)	0.77%	0.77%	0.78%	0.77%	0.78%
Expenses (before waiver/reimbursement) (c)	0.77%	0.77%	0.78%	0.77%	0.79%
Portfolio turnover rate	22%	24%	23%	42%	18%
Net assets at end of year (in 000’s)	$ 431,672	$ 469,556	$ 472,125	$ 473,818	$ 534,825

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.04	$ 12.94	$ 11.93	$ 13.85	$ 13.73

Net investment income (loss) (a)	0.25	0.21	0.24	0.22	0.23
Net realized and unrealized gain (loss) on investments	(1.39)	1.82	1.89	(1.21)	0.77
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	0.00	(0.00)	(0.00)	(0.00)

Total from investment operations	(1.14)	2.03	2.13	(0.99)	1.00

Less dividends and distributions:
From net investment income	(0.25)	(0.27)	(0.22)	(0.20)	(0.18)
From net realized gain on investments	(1.31)	(0.66)	(0.90)	(0.73)	(0.70)

Total dividends and distributions	(1.56)	(0.93)	(1.12)	(0.93)	(0.88)

Net asset value at end of year	$ 11.34	$ 14.04	$ 12.94	$ 11.93	$ 13.85

Total investment return (b)	(9.61%)	15.91%	18.53%	(7.01%)	7.47%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.84%	1.54%	1.93%	1.64%	1.64%
Net expenses (c)	1.02%	1.02%	1.03%	1.02%	1.03%
Expenses (before waiver/reimbursement) (c)	1.02%	1.02%	1.03%	1.02%	1.04%
Portfolio turnover rate	22%	24%	23%	42%	18%
Net assets at end of year (in 000’s)	$ 257,159	$ 348,450	$ 318,059	$ 281,340	$ 323,002

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

255

Financial Highlights

MainStay VP U.S. Government Money Market Portfolio

(Selected per share data and ratios)

Year ended December 31,

	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net investment income (loss)	0.01	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net realized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	0.01	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Less dividends:
From net investment income	(0.01)	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡

Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total investment return (a)	1.38%	0.42%	0.02%	0.01%	0.01%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%	0.41%	0.02%(b)	0.01%	0.01%
Net expenses	0.44%	0.44%	0.39%(c)	0.15%	0.11%
Expenses (before waiver/reimbursement)	0.44%	0.44%	0.49%	0.48%	0.47%
Net assets at end of year (in 000’s)	$ 512,490	$ 496,871	$ 657,487	$ 620,286	$ 578,509

‡ Less than one cent per share.

(a) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 0.01%.

(c) Without the custody fee reimbursement, net expenses would have been 0.40%.

256

More information about the Portfolios is available free upon request:
STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year, or period, if applicable.

TO OBTAIN INFORMATION

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at nylinvestments.com/vpdocuments.

Other information about the Portfolios (including the SAI) is available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No dealer, sales representative or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given, or made, such other information or representations must not be relied upon as having been authorized by the Fund, New York Life Investments or the Subadvisors. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

MainStay VP Funds Trust

SEC File Number: 811-03833-01

Prospectus for MainStay VP Funds Trust
May 1, 2019

Initial Class Shares

Equity Portfolios
MainStay VP Eagle Small Cap Growth Portfolio	MainStay VP MacKay International Equity Portfolio
MainStay VP Emerging Markets Equity Portfolio	MainStay VP MacKay Mid Cap Core Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio	MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio[1]	MainStay VP MacKay Small Cap Core Portfolio
MainStay VP Large Cap Growth Portfolio	MainStay VP Mellon Natural Resources Portfolio
MainStay VP MacKay Common Stock Portfolio	MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP MacKay Growth Portfolio
Mixed Asset Portfolios
MainStay VP Balanced Portfolio	MainStay VP Janus Henderson Balanced Portfolio
MainStay VP Income Builder Portfolio	MainStay VP MacKay Convertible Portfolio
Alternative Portfolios
MainStay VP Cushing® Renaissance Advantage Portfolio	MainStay VP IQ Hedge Multi-Strategy Portfolio
Income Portfolios
MainStay VP Bond Portfolio	MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP Floating Rate Portfolio	MainStay VP MacKay Unconstrained Bond Portfolio
MainStay VP Indexed Bond Portfolio	MainStay VP PIMCO Real Return Portfolio
MainStay VP MacKay Government Portfolio
Money Market Portfolio
MainStay VP U.S. Government Money Market Portfolio
Asset Allocation Portfolios
MainStay VP Conservative Allocation Portfolio	MainStay VP Moderate Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio	MainStay VP Growth Allocation Portfolio

1 Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.

Shares of the Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. The availability of the Portfolios and share classes as underlying investment options may vary by policy and jurisdiction. Each policy involves fees and expenses not described in this Prospectus. Please read the prospectus for the applicable policy for more information, including fees and expenses.

Shares of certain Portfolios are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Equity

Mixed Asset

MainStay VP Balanced Portfolio	63
MainStay VP Income Builder Portfolio	69
MainStay VP Janus Henderson Balanced Portfolio	75
MainStay VP MacKay Convertible Portfolio	80

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio	85
MainStay VP IQ Hedge Multi-Strategy Portfolio	91

Income

MainStay VP Bond Portfolio	101
MainStay VP Floating Rate Portfolio	106
MainStay VP Indexed Bond Portfolio	111
MainStay VP MacKay Government Portfolio	116
MainStay VP MacKay High Yield Corporate Bond Portfolio	121
MainStay VP MacKay Unconstrained Bond Portfolio	126
MainStay VP PIMCO Real Return Portfolio	133

Money Market

MainStay VP U.S. Government Money Market Portfolio	139

Asset Allocation

MainStay VP Eagle Small Cap Growth Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.81%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.85%

1. The management fee is as follows: 0.81% on assets up to $1 billion; and 0.785% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 87	$ 271	$ 471	$ 1,049
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in small capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company in the Russell 2000® Growth Index at the time of the Portfolio's investment (approximately $8.7 billion as of February 28, 2019). The Portfolio may invest in securities of U.S. and foreign companies.

Investment Process: When making its investment decisions, Eagle Asset Management, Inc., the Portfolio's Subadvisor, generally focuses on investing in the securities of companies that the Subadvisor believes have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. The Subadvisor utilizes a "bottom up" approach to identifying companies in which it invests and performs proprietary investment research. A bottom-up method of analysis de-emphasizes the significance of broader economic events and circumstances because the primary focus is on the individual companies rather than the industry in which that company operates or the economy as a whole. The Portfolio may sell securities when they no longer meet the Subadvisor's investment criteria. Although the Subadvisor generally does not emphasize investment in any particular sector or industry, the Portfolio may invest a significant portion of its assets in the securities of companies in the information technology sector at any given time.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse

4

MainStay VP Eagle Small Cap Growth Portfolio

effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Sector Risk: To the extent the Portfolio focuses its investments in particular sectors of the economy, the Portfolio’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Portfolio held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 2000® Growth

5

MainStay VP Eagle Small Cap Growth Portfolio

Index as its primary benchmark. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
1Q/13	12.61%
Worst Quarter
4Q/18	-21.46%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-8.88%	4.58%	7.43%
Russell 2000® Growth Index (reflects no deductions for fees, expenses, or taxes)		-9.31%	5.13%	9.55%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Eagle Asset Management, Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Eagle Asset Management, Inc.	Bert L. Boksen, Managing Director and Portfolio Manager	Since 2012
	Eric Mintz, Portfolio Co-Manager	Since 2012
	Christopher Sassouni, Portfolio Co-Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

6

MainStay VP Eagle Small Cap Growth Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

7

MainStay VP Emerging Markets Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	1.15%

1. The management fee is as follows: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 117	$ 365	$ 633	$ 1,398
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 135% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity and equity-related securities, including preferred stock, of companies located in or associated with emerging market countries. The Portfolio may invest in securities issued by entities without regard to market capitalization, including smaller companies. These securities may be denominated in U.S. or non-U.S. currencies. The Portfolio may also invest in exchange-traded funds to obtain this exposure or for other investment purposes. The Portfolio may also invest in American Depositary Receipts, Global Depositary Receipts and non-voting Depositary Receipts.

The Portfolio utilizes two Subadvisors, MacKay Shields LLC (“MacKay Shields”) and Candriam Belgium, with investment processes and styles that New York Life Investment Management LLC, the Portfolio’s Manager, believes are complementary. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time.

Each Subadvisor has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors, such as the development of a country’s financial and capital markets, and inclusion of a country in an index representative of emerging markets.

At times, the Portfolio might increase the relative exposure to investments in a particular region or country. The Portfolio may invest up to 20% of its net assets in securities that are not issued by entities in, or tied economically to, emerging markets. These investments may include equity securities, U.S. government and agency securities and short-term investments such as cash and cash equivalents.

The Portfolio may also make use of derivative financial instruments for the purpose of hedging or exposure, such as futures, options, swaps, and forwards.

8

MainStay VP Emerging Markets Equity Portfolio

Each Subadvisor may sell a security or reduce its position if it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

MacKay Shields’ Investment Strategies & Process: Using an objective, disciplined and broadly applied process, MacKay Shields selects securities that it believes have the most potential to appreciate in value, while seeking to limit exposure to risk. MacKay Shields seeks to control exposure to risk through, among other things, country, sector and industry constraints. These constraints may limit MacKay Shields’ ability to overweight or underweight particular sectors or industries relative to the Portfolio’s benchmark, the MSCI Emerging Markets Index (the “Index”). MacKay Shields will further seek to reduce risk by diversifying assets over a large number of securities. MacKay Shields seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued securities which it believes have a high probability of providing returns greater than the Index. MacKay Shields uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria, and also conducts a qualitative review of the results of the quantitative analysis. In certain cases, MacKay Shields may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. MacKay Shields regularly evaluates the quantitative model and, from time to time, may adjust the metrics and data underlying its quantitative analysis for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

Based on quantitative and qualitative analysis, MacKay Shields overweights, relative to the Index, equity securities that it believes have a high probability of providing a total return greater than the Index. Also, MacKay Shields will underweight securities that it believes are likely to underperform.

Candriam Belgium’s Investment Strategies & Process: In managing its portion of the Portfolio, Candriam Belgium seeks to create medium to longer-term capital appreciation through investments in emerging market companies that are considered to generate high, and growing, levels of profits. This is achieved by constructing a diversified, conviction-based portfolio, aiming for consistent risk-adjusted returns greater than the Index.

Investment opportunities are identified via a thematic approach combined with a bottom-up stock selection methodology based on a proprietary quantitative screening platform to identify companies with attractive profitability levels and sustainable growth trends relative to their country and/or sector, and with market capitalizations at the time of investment of $500 million or more. Additionally, this proprietary quantitative screening platform also seeks to limit exposure to industries which do not satisfy Candriam Belgium’s environmental, social or governance (“ESG”) criteria such as certain types of extractive industries, tobacco-related industries and industries related to chemical, biological or white phosphorus weapons. Return on equity, sustainable growth at a reasonable price, earnings and earnings revisions are central to the screening. Quality and return potential of the candidate investments are validated through further fundamental stock analysis and an appropriate fit with the preferred investment themes.

Sector, currency, regional and country deviations are kept within predetermined limits relative to the Index. Candriam Belgium seeks to reduce risk by diversifying its portion of the Portfolio over a large number of securities.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisors may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

9

MainStay VP Emerging Markets Equity Portfolio

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations. To the extent that a Subadvisor determines not to pursue an investment opportunity for nonfinancial reasons, such as its ESG criteria, the Portfolio may forgo some market opportunities available to other funds. As a result, the Portfolio may underperform similar funds that do not take into account non-financial reasons, such as ESG criteria.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Preferred Shares Risk: Preferred shares represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share's price when interest rates decline.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation) credit risk, maturity risk, market risk, interest rate risk, and call risk. Interest rates in the United States are near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for the Portfolio to sell its bond holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

10

MainStay VP Emerging Markets Equity Portfolio

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisors believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower than that of funds that invest in other types of equity securities.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Geographic Focus Risk: Issuers that operate in a single country, a small number of countries, or a particular geographic region can be affected similarly by the market, currency, political, economic, regulatory, geopolitical and other conditions in such country or region, and the Portfolio’s performance will be affected by the conditions, in the countries or regions to which the Portfolio is exposed. To the extent the Portfolio focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI Emerging Markets Index as its primary benchmark. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective January 13, 2015, the Portfolio changed its subadvisors and revised its principal investment strategies. The performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.

11

MainStay VP Emerging Markets Equity Portfolio

In addition, one of the Portfolio’s subadvisors changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

12

MainStay VP Emerging Markets Equity Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
1Q/17	14.52%
Worst Quarter
3Q/15	-17.32%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-20.55%	-2.28%	-2.29%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses, or taxes)		-14.58%	1.65%	1.07%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC and Candriam Belgium serve as the Subadvisors. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisors	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Ping Wang, Director	Since 2017
	Rui Tang, Director	Since 2018
Candriam Belgium	Jan Boudewijns, Head of Emerging Markets Equity Management	Since 2015
	Philip Screve, Senior Fund Manager	Since 2015
	Mohamed Lamine Saidi, Senior Fund Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

13

MainStay VP Emerging Markets Equity Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

14

MainStay VP Epoch U.S. Equity Yield Portfolio

Investment Objective

The Portfolio seeks current income and capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.69%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.71%
Waiver / Reimbursement[2]	(0.03)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.68%

1. The management fee is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares (which are offered in a separate prospectus) do not exceed 0.93% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Initial Class shares. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 69	$ 224	$ 392	$ 880
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio generally invests in a diversified portfolio consisting of equity securities of U.S. companies that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying U.S. companies across all market capitalizations. Generally, U.S. companies are companies organized in the U.S. that trade primarily in U.S. securities markets. The Portfolio may invest up to 15% of its net assets in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets.

Investment Process: Epoch Investment Partners, Inc., the Portfolio's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have management teams that allocate free cash flow effectively to create shareholder value.

15

MainStay VP Epoch U.S. Equity Yield Portfolio

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management. The Subadvisor evaluates whether a company has a focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Dividend-Paying Stock Risk: The Portfolio’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Portfolio to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Portfolio to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received by the Portfolio may not qualify as income for Portfolio investors.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These

16

MainStay VP Epoch U.S. Equity Yield Portfolio

risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Portfolio has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid cap stocks. It is designed to reflect the performance of equities in the MSCI USA Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid cap USA equity universe. It is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints).

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio replaced its subadvisor, effective January 9, 2017, and modified its principal investment strategies as of March 13, 2017. The past performance in the bar chart and table prior to those dates reflects the Portfolio’s prior subadvisor and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	15.90%
Worst Quarter
3Q/11	-17.08%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1998	-5.23%	4.33%	10.86%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)		-8.27%	5.95%	11.18%
U.S. Equity Yield Composite Index (reflects no deductions for fees, expenses, or taxes)		-1.60%	8.97%	12.40%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Epoch Investment Partners, Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

17

MainStay VP Epoch U.S. Equity Yield Portfolio

Subadvisor	Portfolio Managers	Portfolio Service Date
Epoch Investment Partners, Inc.	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2017
	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2017
	John Tobin, Managing Director	Since 2017
	Kera Van Valen, Managing Director	Since 2017
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

18

MainStay VP Fidelity Institutional AM® Utilities Portfolio

(formerly known as MainStay VP MFS® Utilities Portfolio)

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.68%

1. The management fee is as follows: 0.64% on assets up to $1 billion; 0.61% on assets from $1 billion to $3 billion; and 0.60% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 69	$ 218	$ 379	$ 847
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowing for investment purposes) in securities of issuers in the utilities group of industries and companies deriving a majority of their revenues from their utility operations.

These companies may include, for example, companies that produce electricity, including nuclear and non-nuclear facilities; companies that distribute and transmit natural and manufactured gas; water treatment and other utility companies; and other companies that operate as independent power producers, gas and power marketing and trading specialists and/or integrated energy merchants. The Portfolio will invest at least 25% of its total assets (concentrate its investments) in securities issued by companies in the utilities group of industries. In addition to concentrating on particular industries, the Portfolio may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The Portfolio is non-diversified, which means it may invest a greater percentage of its assets in a limited number of issuers than a diversified fund.

FIAM LLC, the Portfolio’s Subadvisor, does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security’s market value.

The Subadvisor normally invests the Portfolio’s assets primarily in equity securities.

The Portfolio may invest in domestic and foreign securities without limitation.

The Subadvisor may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease a fund’s exposure to changing security prices or other factors that affect security values.

19

MainStay VP Fidelity Institutional AM® Utilities Portfolio

Investment Process: In buying and selling securities for the Portfolio, the Subadvisor relies on fundamental analysis, which involves a bottom-up assessment, including macro and quantitative support, of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

The energy markets have experienced significant volatility, including significant swings in the price of crude oil and natural gas prices, and may experience and have historically experienced relatively high volatility for prolonged periods as a result of factors such as supply, technology, regulation, and market collusion. Such conditions may negatively impact the Portfolio and its shareholders. The Subadvisor may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolio's performance will correlate with any increase in oil and gas prices.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Utilities Risk: The Portfolio's performance will be closely tied to the performance of utilities issuers and, as a result, can be more volatile than the performance of more broadly-diversified funds. The prices of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors.

Concentration Risk: Because the Portfolio focuses its investments in a specific industry or group of industries, the Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the industries in which it invests. The Portfolio is subject to the risk that: (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries.

Non-Diversification Risk: The Portfolio is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. A non-diversified fund may have a significant portion of its investments in a smaller number of issuers than a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Portfolio, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Portfolio.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory

20

MainStay VP Fidelity Institutional AM® Utilities Portfolio

authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

The utilities group of industries is subject to significant government regulation and oversight, including regulatory limits on rates, profits and the ability to pay dividends to investors as well as restrictions on a company’s access to new markets, which may adversely affect the Portfolio’s investments in utilities issuers. In addition, deregulation of the utilities group of industries may subject utility companies to greater competition and may reduce their profitability. Together, these risks subject utilities issuers to uncertainty and may result in increased price volatility of securities of issuers in the utilities group of industries.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Derivatives may also increase the expenses of the Portfolio.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI USA IMI Utilities 25/50 Index as its primary benchmark as a replacement for the Dow Jones Global Utilities Index because it believes that the MSCI USA IMI Utilities 25/50 Index is more reflective of its current investment style. The MSCI USA IMI Utilities 25/50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of utilities companies in the MSCI U.S. Investable Market 2500 Index.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio replaced its subadvisor, modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor, principal investment strategies and diversification status.

21

MainStay VP Fidelity Institutional AM® Utilities Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
2Q/14	10.01%
Worst Quarter
3Q/15	-11.63%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	0.80%	4.45%	7.37%
MSCI USA IMI Utilities 25/50 Index (reflects no deductions for fees, expenses, or taxes)		4.54%	10.86%	10.75%
Dow Jones Global Utilities Index (reflects no deductions for fees, expenses, or taxes)		0.66%	5.87%	6.03%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. FIAM LLC serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
FIAM LLC	Douglas Simmons, Portfolio Manager	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your

22

MainStay VP Fidelity Institutional AM® Utilities Portfolio

individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

23

MainStay VP Large Cap Growth Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.74%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.76%

1. The management fee is as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $750 million; 0.71% on assets from $750 million to $1 billion; 0.70% on assets from $1 billion to $2 billion; 0.66% on assets from $2 billion to $3 billion; 0.61% on assets from $3 billion to $7 billion; 0.585% on assets from $7 billion to $9 billion; and 0.575% on assets over $9 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 78	$ 243	$ 422	$ 942
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in large capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase. Typically, Winslow Capital Management, LLC, the Portfolio's Subadvisor, invests substantially all of the Portfolio's investable assets in domestic securities. However, the Portfolio is permitted to invest up to 20% of its net assets in foreign securities, which are generally securities issued by companies organized outside the United States or that trade primarily in non-U.S. securities markets.

Investment Process: The Portfolio invests in those companies that the Subadvisor believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term. The Subadvisor seeks to invest in companies that have the potential for above-average future earnings and cash flow growth with management focused on shareholder value.

When purchasing stocks for the Portfolio, the Subadvisor looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; leads or gains in market share; identifiable and sustainable competitive advantages; managed by a team that can perpetuate the firm's competitive advantages; high, and preferably rising, returns on invested capital; deploys excess cash flow to enhance shareholder return; and demonstrates sound corporate governance. The Subadvisor may give consideration to certain environmental, social, and governance (“ESG”) criteria when evaluating an investment opportunity.

The Subadvisor takes a "bottom-up" investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

24

MainStay VP Large Cap Growth Portfolio

Under normal market conditions, the Subadvisor employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, or the position exceeds limits set by the Subadvisor.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. To the extent that the Subadvisor determines not to pursue an investment opportunity for nonfinancial reasons, such as its ESG criteria, the Portfolio may forgo some market opportunities available to other funds. As a result, the Portfolio may underperform similar funds that do not take into account non-financial reasons, such as ESG criteria.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

25

MainStay VP Large Cap Growth Portfolio

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
1Q/12	17.24%
Worst Quarter
4Q/18	-15.92%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1998	3.57%	9.50%	14.70%
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)		-1.51%	10.40%	15.29%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Winslow Capital Management, LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Winslow Capital Management, LLC	Justin H. Kelly, Chief Executive Officer & Chief Investment Officer	Since 2005
	Patrick M. Burton, Senior Managing Director	Since 2013
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the

26

MainStay VP Large Cap Growth Portfolio

broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

27

MainStay VP MacKay Common Stock Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.54%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.57%

1. The management fee is as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 58	$ 183	$ 318	$ 714
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 125% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks. The Portfolio primarily invests in common stocks of U.S. companies with market capitalizations that, at the time of investment, are similar to companies in the Standard & Poor's 500® Index ("S&P 500® Index”) (which ranged from $4.6 billion to $860.7 billion as of February 28, 2019) and the Russell 1000® Index (which ranged from $449.5 million to $860.7 billion as of February 28, 2019).

Investment Process: Using an objective, disciplined and broadly-applied process, MacKay Shields LLC, the Portfolio’s Subadvisor, selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Portfolio's exposure to risk by seeking to construct a broadly-diversified portfolio of securities issued by a large number of companies, across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

28

MainStay VP MacKay Common Stock Portfolio

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the Russell 1000® Index as its secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest companies based on a combination of their market cap and current index membership.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

29

MainStay VP MacKay Common Stock Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	15.26%
Worst Quarter
4Q/18	-14.81%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/23/1984	-5.84%	7.83%	12.44%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)		-4.78%	8.21%	13.28%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Migene Kim, Managing Director	Since 2007
	Mona Patni, Director	Since 2014
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

30

MainStay VP MacKay Common Stock Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

31

MainStay VP MacKay Growth Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.69%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.73%

1. The management fee is as follows: 0.70% on assets up to $500 million; 0.65% on assets from $500 million to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 75	$ 233	$ 406	$ 906
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in common stocks of large capitalization growth companies with market capitalizations that, at the time of investment, are similar to companies in the Russell 1000® Growth Index (which ranged from $449.5 million to $860.7 billion as of February 28, 2019).

Investment Process: Using an objective, disciplined and broadly-applied process, MacKay Shields LLC, the Portfolio’s Subadvisor, selects large capitalization securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Portfolio’s exposure to risk by seeking to construct a broadly-diversified portfolio of securities issued by companies, across sectors and industries using quantitative analysis to identify undervalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

32

MainStay VP MacKay Growth Portfolio

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective January 11, 2013 and July 29, 2016, the Portfolio modified its principal investment strategies in connection with changes in the Portfolio's Subadvisor. The past performance in the bar chart and table reflect the Subadvisors and strategies in place during their respective time periods.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

33

MainStay VP MacKay Growth Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
1Q/12	16.18%
Worst Quarter
4Q/18	-18.28%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	-4.24%	6.95%	11.53%
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)		-1.51%	10.40%	15.29%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Migene Kim, Managing Director	Since 2016
	Mona Patni, Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

34

MainStay VP MacKay Growth Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

35

MainStay VP MacKay International Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.89%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.96%

1. The management fee is as follows: 0.89% on assets up to $500 million; and 0.85% on assets over $500 million.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 98	$ 306	$ 531	$ 1,178
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in those companies that meet the quality and valuation criteria of MacKay Shields LLC, the Portfolio's Subadvisor.

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of issuers, wherever organized, which operate mainly outside the United States. The Portfolio invests in securities of companies which conduct business in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. The Portfolio may also invest in exchange-traded funds ("ETFs") to obtain this exposure or for other investment purposes.

Investment Process: The Subadvisor seeks to identify investment opportunities through “bottom-up” analysis and fundamental research. The Subadvisor performs research to identify reasonably priced companies with competitive market advantages that it believes are able to benefit from long-term market trends and that the Subadvisor believes are able to sustainably grow earnings over time regardless of economic climate. Allocations to countries and industries are also a result of the "bottom-up" stock selection process and, as a result, may deviate from the country and industry weightings in the benchmark. The Portfolio may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with lower operating margins, more highly leveraged balanced sheets, or more economic sensitivity.

Generally, the Portfolio seeks to limit its investments in securities of: (i) any one company; (ii) companies in the same industry; (iii) companies located in any one country; and (iv) companies located in emerging markets (currently limited to 25% of the Portfolio’s assets measured at the time of investment).

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, whether the security has approached full valuation, if the

36

MainStay VP MacKay International Equity Portfolio

investment thesis is invalidated, if superior opportunities to redeploy exist or emerge, or if industry group or country weights or individual positions need to be adjusted.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those

37

MainStay VP MacKay International Equity Portfolio

of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI ACWI® (All Country World Index) Ex U.S. as its primary benchmark. The MSCI ACWI® Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The Portfolio has selected the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	17.53%
Worst Quarter
3Q/11	-18.93%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1995	-11.56%	2.88%	5.24%
MSCI ACWI® Ex U.S. Index (reflects no deductions for fees, expenses, or taxes)		-14.20%	0.68%	6.57%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Carlos Garcia-Tunon, Senior Managing Director	Since 2013
	Ian Murdoch, Director	Since 2017
	Lawrence Rosenberg, Director	Since 2017
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

38

MainStay VP MacKay International Equity Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

39

MainStay VP MacKay Mid Cap Core Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.88%
Waiver / Reimbursement[2]	(0.02)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.86%

1. The management fee is as follows: 0.85% on assets up to $1 billion; 0.80% on assets from $1 billion to $2 billion; and 0.775% on assets over $2 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.86% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 88	$ 279	$ 486	$ 1,082
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 181% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap® Index (which ranged from $449.5 million to $77.5 billion as of February 28, 2019), and invests primarily in common stocks of U.S. companies.

Investment Process: Investments are selected using an objective, disciplined and broadly-applied process, while limiting exposure to risk. MacKay Shields LLC, the Portfolio's Subadvisor, seeks to control the Portfolio's exposure to risk by seeking to construct a broadly diversified portfolio of securities issued by a large number of companies across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

40

MainStay VP MacKay Mid Cap Core Portfolio

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell Midcap® Index as its primary benchmark. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest companies based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

41

MainStay VP MacKay Mid Cap Core Portfolio

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	20.89%
Worst Quarter
3Q/11	-19.58%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	7/2/2001	-11.98%	5.14%	13.43%
Russell Midcap® Index (reflects no deductions for fees, expenses, or taxes)		-9.06%	6.26%	14.03%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Migene Kim, Managing Director	Since 2007
	Mona Patni, Director	Since 2014
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your

42

MainStay VP MacKay Mid Cap Core Portfolio

individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

43

MainStay VP MacKay S&P 500 Index Portfolio

Investment Objective

The Portfolio seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.16%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.19%
Waiver / Reimbursement[2]	(0.03)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.16%

1. The management fee is as follows: 0.16% on assets up to $2.5 billion; and 0.15% on assets over $2.5 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.16% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 16	$ 58	$ 104	$ 240
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in stocks as represented in the Standard & Poor's 500® Index ("S&P 500® Index”) in the same proportion, to the extent feasible.

The Portfolio may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves, while being fully invested, to facilitate trading or to reduce transaction costs. The Portfolio may invest in such derivatives to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Investment Process: MacKay Shields LLC, the Portfolio's Subadvisor, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500® Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500® Index. The correlation between the investment performance of the Portfolio and the S&P 500® Index is expected to be at least 0.95, before charges, fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation,

44

MainStay VP MacKay S&P 500 Index Portfolio

which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Index Strategy Risk: The Portfolio employs an index strategy that seeks to invest in stocks as represented in the S&P 500® Index. If the value of the S&P 500® Index declines, the net asset value of shares of the Portfolio will also decline. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the Index.

Correlation Risk: The Portfolio's ability to track the S&P 500® Index may be affected by, among other things, transaction costs; changes in either the composition of the S&P 500® Index or the number of shares outstanding for the components of the S&P 500® Index; and timing and amount of purchases and redemptions of the Portfolio's shares. Therefore, there is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500® Index.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

45

MainStay VP MacKay S&P 500 Index Portfolio

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	15.85%
Worst Quarter
3Q/11	-13.92%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	-4.52%	8.21%	12.83%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Francis J. Ok, Managing Director	Since 2004
	Lee Baker, Director	Since 2008
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

46

MainStay VP MacKay S&P 500 Index Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

47

MainStay VP MacKay Small Cap Core Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.83%
Waiver / Reimbursement[2]	(0.03)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.80%

1. Restated to reflect current management fees. The management fee is as follows: 0.80% on assets up to $1 billion; 0.775% on assets from $1 billion to $2 billion; and 0.75% on assets over $2 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.80% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 82	$ 262	$ 458	$ 1,023
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 161% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell 2000® Index, and invests primarily in common stocks of U.S. companies. As of February 28, 2019, companies in the Russell 2000® Index had market capitalizations ranging from $10 million to $8.7 billion.

Investment Process: MacKay Shields LLC, the Portfolio's Subadvisor, seeks to construct a broadly diversified portfolio across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions. Using an objective, disciplined and broadly-applied process, the Subadvisor selects securities that it believes have the most potential to

48

MainStay VP MacKay Small Cap Core Portfolio

appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Portfolio’s exposure to risk by diversifying the Portfolio’s investments over securities issued by a large number of companies.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 2000® Index as its primary benchmark. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

49

MainStay VP MacKay Small Cap Core Portfolio

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2017-2018)

Best Quarter
2Q/18	9.04%
Worst Quarter
4Q/18	-21.97%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	Since
			Inception
Initial Class	5/2/2016	-15.11%	5.46%
Russell 2000® Index (reflects no deductions for fees, expenses, or taxes)		-11.01%	7.96%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Migene Kim, Managing Director	Since 2016
	Mona Patni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the

50

MainStay VP MacKay Small Cap Core Portfolio

broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

51

MainStay VP Mellon Natural Resources Portfolio

(formerly known as MainStay VP VanEck Global Hard Assets Portfolio)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.79%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.85%

1. The management fee is as follows: 0.79% on assets up to $1 billion; and 0.78% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 87	$ 271	$ 471	$ 1,049
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 78% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in the stocks of companies in the natural resources and natural resources related sectors. Generally, these are companies principally engaged in owning or developing natural resources, or principally engaged in supplying goods, technology and services relating to natural resources. These companies may include, for example, companies involved in exploring, mining, drilling, refining, processing, transporting, distributing, fabricating, dealing in, or owning natural resources, and companies providing environmental services. Natural resources include, but are not limited to, precious metals (e.g., gold, platinum and silver), ferrous and non-ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases) and other sources (including alternative sources) of energy, chemicals, paper and forest products, farming products, real estate, food, textile and tobacco products, and other basic commodities.

The Portfolio will invest at least 25% of its total assets (concentrate its investments) in the securities of “hard assets” companies and instruments that derive their value from hard assets. A hard assets company is a company that derives directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets, which are (i) precious metals, (ii) base and industrial metals, (iii) energy, or (iv) other commodities.

The Portfolio invests principally in common stocks, but may also invest in preferred stocks, warrants and convertible securities, including those purchased in initial public offerings (IPOs), and American Depositary Receipts (ADRs). The Portfolio may invest in securities issued by exchange-traded funds (ETFs). The Portfolio may invest in foreign securities (i.e., securities issued by companies organized under the laws of countries other than the U.S.), including emerging markets securities.

52

MainStay VP Mellon Natural Resources Portfolio

The Portfolio may also invest in options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Investment Process: Using fundamental research, the Portfolio’s Subadvisor, Mellon Investments Corporation, seeks stocks of companies with strong positions in their natural resources sector, sustained achievement records and strong financial condition. There are no prescribed limits on the weightings of securities in any particular natural resources sector or in any individual company, and the Portfolio may invest in companies of any market capitalization.

The Subadvisor typically sells a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance or when a stock is fully valued by the market. The Subadvisor may also sell a stock to secure gains, limit losses or redeploy assets into more promising opportunities.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

The energy markets have experienced significant volatility, including significant swings in the price of crude oil and natural gas prices, and may experience and have historically experienced relatively high volatility for prolonged periods as a result of factors such as supply, technology, regulation, and market collusion. Such conditions may negatively impact the Portfolio and its shareholders. The Subadvisor may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolio's performance will correlate with any increase in oil and gas prices.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Natural Resources Sector Risk: Investments in the natural resources and related sectors may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which foreign securities are subject also may affect domestic companies in which the fund invests if they have significant operations or investments in foreign countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government

53

MainStay VP Mellon Natural Resources Portfolio

regulations (both domestic and foreign) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources sectors.

Commodities and Commodity-Linked Derivatives Risk: Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Focused Portfolio Risk: Because the Portfolio typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility of the Portfolio’s NAVs. The Portfolio will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a fund that is invested more broadly.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Companies in the natural resources and natural resources related sectors are subject to greater governmental regulation than certain other industries. As a result, changes in regulatory policies, including government regulations (both domestic and foreign) or policies of intergovernmental organizations that may affect the supply of and demand for natural resources, may be more likely to adversely affect the value of securities issued by these companies.

Preferred Shares Risk: Preferred shares represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share's price when interest rates decline.

Initial Public Offering Risk: Initial public offering share prices are frequently volatile due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. Investments in initial public offering shares may significantly impact Portfolio performance.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the

54

MainStay VP Mellon Natural Resources Portfolio

contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Derivatives may also increase the expenses of the Portfolio.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Hard Assets Risk: The Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the hard assets industries (such as the energy and metals industries). Securities of issuers in the precious metals and other hard assets industries are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

Concentration Risk: Because the Portfolio focuses its investments in a specific industry or group of industries, the Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the industries in which it invests. The Portfolio is subject to the risk that: (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or

55

MainStay VP Mellon Natural Resources Portfolio

receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying securities. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such right or warrant.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P Global Natural Resources Index as its primary benchmark as a replacement for the S&P North American Natural Resources Sector Index because it believes that the S&P Global Natural Resources Index is more reflective of its current investment style. The S&P Global Natural Resources Sector Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure to agribusiness, energy, and metals & mining.

Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of November 30, 2018. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
2Q/16	15.62%
Worst Quarter
3Q/15	-27.20%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-28.63%	-11.17%	-8.16%
S&P Global Natural Resources Index (reflects no deductions for fees, expenses, or taxes)		-12.57%	-0.52%	-0.61%
S&P North American Natural Resources Sector Index (reflects no deductions for fees, expenses, or taxes)		-21.07%	-6.50%	-3.64%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Mellon Investments Corporation serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

56

MainStay VP Mellon Natural Resources Portfolio

Subadvisor	Portfolio Manager	Portfolio Service Date
Mellon Investments Corporation	Robin Wehbe, Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

57

MainStay VP T. Rowe Price Equity Income Portfolio

Investment Objective

The Portfolio seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.72%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.75%

1. Restated to reflect current management fees. The management fee is as follows: 0.725% on assets up to $500 million; 0.70% on assets from $500 million to $1 billion; and 0.675% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 77	$ 240	$ 417	$ 930
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks, with an emphasis on large-capitalization stocks that have strong track records of paying dividends or that are believed to be undervalued.

T. Rowe Price Associates, Inc., the Portfolio's Subadvisor, typically employs a "value" approach in selecting investments. The Subadvisor seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Subadvisor generally looks for companies in the aggregate with one or more of the following characteristics:

• an established operating history;

• above-average dividend yield relative to the Russell 1000® Value Index;

• a low price/earnings ratio relative to the Russell 1000® Value Index;

• a sound balance sheet and other positive financial characteristics; and

• a low stock price relative to a company's underlying value as measured by assets, cash flow, or business franchises.

58

MainStay VP T. Rowe Price Equity Income Portfolio

The Portfolio generally seeks investments in large capitalization companies and the Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the Russell 1000® Value Index. In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria.

These situations might arise when the Subadvisor believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the Portfolio may invest up to 25% of its total assets in foreign stocks in keeping with the Portfolio's objectives. The Portfolio may invest up to 10% of its total assets in below investment grade quality debt instruments (commonly referred to as high-yield securities or “junk bonds”). The Portfolio may also invest up to 10% of its total assets in hybrid instruments. The Portfolio may at times invest significantly in certain sectors, such as the financials sector.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Dividend-Paying Stock Risk: The Portfolio’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Portfolio to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Portfolio to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received by the Portfolio may not qualify as income for Portfolio investors.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower than that of funds that invest in other types of equity securities.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These

59

MainStay VP T. Rowe Price Equity Income Portfolio

risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk). Additionally, the risks of municipal bonds include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Hybrid Instruments Risk: A hybrid instrument is a type of derivative that can combine the characteristics of different types of investments. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Sector Risk: At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. For example, the Portfolio may have a significant portion of its assets invested in securities of companies in the financial sector. Companies in the financial sector may be adversely impacted by, among other things, regulatory changes, economic conditions, interest rates, credit rating downgrades and decreased liquidity in credit markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Value

60

MainStay VP T. Rowe Price Equity Income Portfolio

Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Portfolio has selected the Standard & Poor’s 500 Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
1Q/13	11.30%
Worst Quarter
4Q/18	-12.41%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-9.38%	4.67%	8.64%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)		-8.27%	5.95%	9.99%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	11.61%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. T. Rowe Price Associates, Inc. serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
T. Rowe Price Associates, Inc.	John D. Linehan, Chairman of the Investment Advisory Committee	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

61

MainStay VP T. Rowe Price Equity Income Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

62

MainStay VP Balanced Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.75%

1. The management fee is as follows: 0.70% on assets up to $1 billion; 0.65% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 77	$ 240	$ 417	$ 930
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 209% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests approximately 60% of its assets (net assets plus any borrowings for investment purposes) in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, under normal market conditions, the Portfolio will invest at least 25% of its assets in fixed-income securities. Asset allocation decisions are made by New York Life Investment Management LLC, the Portfolio’s Manager, based on its tactical view of the market. The Portfolio may invest in exchange-traded funds (“ETFs”), including ETFs advised by affiliates of the Manager and ETFs advised by unaffiliated advisers, to rebalance the Portfolio’s allocation between equity and fixed-income securities.

The Portfolio may invest up to 20% of its net assets in foreign securities, but only in countries that NYL Investors LLC (“NYL Investors”), the Subadvisor for the fixed-income portion of the Portfolio, and MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the equity portion of the Portfolio, consider stable, and only in securities considered to be of high quality. The Portfolio may also invest in derivatives, such as futures and options, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Under normal market conditions, the Subadvisors will seek to keep the portfolio fully invested rather than taking temporary cash positions with respect to their portions of the Portfolio's assets. The Subadvisors will sell a security if it becomes relatively overvalued, if better opportunities are identified, or if they determine that the initial investment expectations are not being met.

Equity Investment Process: MacKay Shields generally invests in mid-capitalization, value oriented stocks, but may also invest in large-capitalization, value-oriented stocks. MacKay Shields considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap® Index (which ranged from $449.5 million to $77.5 billion as of February 28,

63

MainStay VP Balanced Portfolio

2019), the S&P MidCap 400® Index (which ranged from $616.9 million to $11.1 billion as of February 28, 2019), or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and tend to have a large amount of stock outstanding compared to small-capitalization stocks.

"Value" stocks are stocks that MacKay Shields determines (1) have strong or improving fundamental characteristics and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Portfolio's universe.

The Portfolio seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities. MacKay Shields uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria. MacKay Shields also conducts a qualitative review of the results of the quantitative analysis. In certain cases, MacKay Shields may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. MacKay Shields regularly evaluates the quantitative model and, from time to time, may adjust the metrics and data underlying its quantitative analysis for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions. Investments are recommended using an objective, disciplined and broadly-applied process, while seeking to limit exposure to risk.

Fixed-Income Investment Process: NYL Investors generally invests in U.S. government securities, mortgage-backed securities, asset-backed securities and investment grade corporate bonds. It selects fixed-income securities based on their credit quality, duration and price. The fixed-income portion of the portfolio normally has an intermediate term duration that ranges from three to five years.

The Portfolio's investments may include variable rate notes, floaters and mortgage-related securities (including mortgage-backed) securities, which are debt securities whose values are based on underlying pools of mortgages, and asset-backed securities, which are debt securities whose values are based on underlying pools of credit receivables.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisors may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

64

MainStay VP Balanced Portfolio

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

65

MainStay VP Balanced Portfolio

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell Midcap® Value Index as its primary benchmark. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Portfolio has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as its secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s equity subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

66

MainStay VP Balanced Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	13.54%
Worst Quarter
4Q/18	-9.82%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/2/2005	-7.36%	3.95%	9.10%
Russell Midcap® Value Index (reflects no deductions for fees, expenses, or taxes)		-12.29%	5.44%	13.03%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deductions for fees, expenses, or taxes)		0.88%	1.86%	2.90%
Balanced Composite Index (reflects no deductions for fees, expenses, or taxes)		-6.96%	4.17%	9.20%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager and oversees the investment portfolio of the Portfolio. NYL Investors LLC serves as a Subadvisor and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. MacKay Shields LLC serves as a Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio.

Manager/Subadvisors	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2017
NYL Investors LLC	Kenneth Sommer, Managing Director	Since 2017
	AJ Rzad, Senior Managing Director	Since 2018
MacKay Shields LLC	Migene Kim, Managing Director	Since 2014
	Mona Patni, Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal

67

MainStay VP Balanced Portfolio

income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

68

MainStay VP Income Builder Portfolio

Investment Objective

The Portfolio seeks current income consistent with reasonable opportunity for future growth of capital and income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.57%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.62%

1. The management fee is as follows: 0.57% on assets up to $1 billion; and 0.55% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 63	$ 199	$ 346	$ 774
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. From time to time, the Portfolio may temporarily invest slightly less than 30% of its net assets in equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

Asset Allocation Investment Process: Asset allocation decisions are made by a Committee chaired by MacKay Shields LLC ("MacKay Shields") in collaboration with New York Life Investment Management LLC (“New York Life Investments”). Asset allocation decisions are determined based on the relative values of each asset class, inclusive of the ability of each asset class to generate income. MacKay Shields, the Subadvisor for the fixed-income portion of the Portfolio, may use equity index and fixed-income futures to manage the Portfolio’s effective exposure, for example, by adding exposure to the equity markets or adjusting fixed-income duration exposure. Neither equity index futures nor fixed-income futures are counted toward the Portfolio's equity or fixed-income allocation guidelines.

Equity Investment Process: Epoch Investment Partners, Inc. ("Epoch"), the Subadvisor for the equity portion of the Portfolio, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. Epoch seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reductions.

69

MainStay VP Income Builder Portfolio

Epoch seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or are becoming free cash flow positive and that are led by strong management. The relevant factor in Epoch’s decision on how to deploy free cash flow is the cost of capital and the prospective returns on capital.

Fixed-Income Investment Process: The Portfolio may invest in investment grade and below investment grade debt securities of varying maturities. In pursuing the Portfolio's investment objective, the Portfolio may invest up to 30% of its net assets in debt securities that MacKay Shields believes may provide capital appreciation in addition to income and are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or if unrated, deemed to be of comparable creditworthiness by MacKay Shields. For purposes of this limitation, both the percentage and rating are counted at the time of purchase. If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds."

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

Principal debt investments include U.S. government securities, domestic and foreign debt securities, mortgage-related and asset-backed securities and floating rate loans. The Portfolio may also enter into mortgage dollar roll and to-be-announced ("TBA") securities transactions.

The Portfolio may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

Investments Across the Portfolio: The Portfolio may invest in derivatives, such as futures, options, forward commitments and swap agreements, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Portfolio also may use fixed-income futures for purposes of managing duration and yield curve exposures. The Portfolio may invest up to 10% of its total assets in swaps, including credit default swaps.

The Subadvisors may sell a security if they no longer believe the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a debt security, MacKay Shields may evaluate, among other things, deterioration in the issuer's credit quality. Epoch may sell or reduce a position in a security if, among other things, it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis. Epoch may also sell or reduce a position in a security when it believes its investment objectives have been met or if it sees the investment thesis is failing to materialize.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisors may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

MacKay Shields may be subject to potential conflicts of interest in allocating the Portfolio’s assets. Therefore, MacKay Shields will carefully analyze its allocation decisions and take all steps it believes to be necessary to minimize these potential conflicts of interest.

70

MainStay VP Income Builder Portfolio

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain

71

MainStay VP Income Builder Portfolio

circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Portfolio commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Portfolio receives the security.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency

72

MainStay VP Income Builder Portfolio

exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of certain broad-based securities market indices and to the Blended Benchmark Index, a composite representation prepared by the Manager of the performance of the Portfolio's asset classes weighted according to their respective weightings in the Portfolio's target range. The Blended Benchmark Index is comprised of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI World Index as its benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted Index that is designed to measure the equity market performance of developed markets.

The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/10	10.26%
Worst Quarter
3Q/11	-8.46%

73

MainStay VP Income Builder Portfolio

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	-5.21%	3.99%	9.35%
Blended Benchmark Index (reflects no deductions for fees, expenses, or taxes)		-4.19%	3.70%	6.82%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)		-8.71%	4.56%	9.67%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. Epoch Investment Partners, Inc. serves as a Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. MacKay Shields LLC serves as a Subadvisor and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Asset allocation decisions are made by a Committee chaired by MacKay Shields LLC, in collaboration with New York Life Investment Management LLC.

Manager/Subadvisors	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2018
	Jonathan Swaney, Managing Director	Since 2018
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2009
	Stephen R. Cianci, Senior Managing Director	Since 2018
	Neil Moriarty, III, Senior Managing Director	Since 2018
Epoch Investment Partners, Inc.	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	John Tobin, Managing Director	Since 2014
	Kera Van Valen, Managing Director	Since 2014
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

74

MainStay VP Janus Henderson Balanced Portfolio

Investment Objective

The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.55%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.58%

1. The management fee is as follows: 0.55% on assets up to $1 billion; 0.525% on assets from $1 billion to $2 billion; and 0.515% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 59	$ 186	$ 324	$ 726
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 132% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. The Portfolio will limit its investment in high-yield/high-risk bonds, also known as “junk bonds” to 35% or less of its net assets.

In choosing investments for the Portfolio, Janus Capital Management LLC, the Portfolio's Subadvisor, applies a "bottom up" approach with certain portfolio managers focusing on the equity portion of the Portfolio and the other portfolio managers focusing on the fixed-income portion of the Portfolio. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. The portfolio managers may also consider economic factors, such as the effect of interest rates on certain of the Portfolio’s fixed-income investments. The portfolio managers share day-to-day responsibility for the Portfolio's investments.

The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse

75

MainStay VP Janus Henderson Balanced Portfolio

effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's

76

MainStay VP Janus Henderson Balanced Portfolio

investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index is comprised of the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 55%/45%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

77

MainStay VP Janus Henderson Balanced Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
4Q/13	6.85%
Worst Quarter
4Q/18	-7.18%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	0.42%	6.37%	8.27%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	11.61%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	2.07%
Janus Balanced Composite Index (reflects no deductions for fees, expenses, or taxes)		-2.12%	5.94%	7.38%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Janus Capital Management LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Janus Capital Management LLC	E. Marc Pinto, Vice President and Portfolio Manager	Since 2012
	Darrell Watters, Head of U.S. Fixed Income and Portfolio Manager	Since 2015
	Jeremiah Buckley, Vice President and Portfolio Manager	Since 2015
	Mayur Saigal, Vice President and Portfolio Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

78

MainStay VP Janus Henderson Balanced Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

79

MainStay VP MacKay Convertible Portfolio

Investment Objective

The Portfolio seeks capital appreciation together with current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.58%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.61%

1. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $1 billion; 0.50% on assets from $1 billion to $2 billion; and 0.49% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 62	$ 195	$ 340	$ 762
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in "convertible securities" such as bonds, debentures, corporate notes, and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities. The balance of the Portfolio may be invested or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents.

Investment Process: The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in investment grade and below investment grade debt securities. Below investment grade securities are generally securities that receive low ratings from an independent rating agency, such as those rated lower than BBB- by Standard & Poor's Ratings Services ("S&P") and Baa3 by Moody's Investors Service, Inc. ("Moody's"), or if unrated, are determined to be of equivalent quality by MacKay Shields LLC, the Portfolio's Subadvisor. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." The Subadvisor may also invest without restriction in securities with lower ratings from an independent rating agency, such as within the rating category of BB or B by S&P or Ba or B by Moody's. If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock.

80

MainStay VP MacKay Convertible Portfolio

The Portfolio may also invest in "synthetic" convertible securities, which are derivative positions composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of one or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component.

The Portfolio may invest in foreign securities, which are securities issued by companies organized outside the United States or that trade primarily in non-U.S. securities markets.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Synthetic Convertible Securities Risk: The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Portfolio may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-

81

MainStay VP MacKay Convertible Portfolio

income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the ICE BofAML U.S. Convertible Index as its primary benchmark. The ICE BofAML U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

82

MainStay VP MacKay Convertible Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	15.78%
Worst Quarter
3Q/11	-16.19%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	10/1/1996	-2.27%	5.50%	11.36%
ICE BofAML U.S. Convertible Index (reflects no deductions for fees, expenses, or taxes)		0.15%	5.95%	12.21%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
MacKay Shields LLC	Edward Silverstein, Senior Managing Director	Since 2001
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

83

MainStay VP MacKay Convertible Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

84

MainStay VP Cushing Renaissance Advantage Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	1.10%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.16%

1. The management fee is as follows: 1.10% on assets up to $500 million and 1.05% on assets over $500 million.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 118	$ 368	$ 638	$ 1,409
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 162% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies (i.e., companies engaged in exploration and production; gathering, transporting and processing; and marketing and distribution, respectively), as well as oil and gas services companies (collectively, “Energy Companies”), (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that Cushing® Asset Management, LP, the Portfolio’s Subadvisor, expects to benefit from growing energy production and lower feedstock costs relative to global costs (collectively, “Industrial Companies”), and (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry (collectively, “Logistics Companies” and, together with Energy Companies and Industrial Companies, “Renaissance Companies”). The Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Consistent with such intention, the Portfolio will invest no more than 25% of its total assets in securities of master limited partnerships (“MLPs”) that qualify as publicly traded partnerships (“QPTPs”), which are treated as partnerships under the Internal Revenue Code. The Portfolio may invest in companies of any market capitalization size. The Portfolio will, in normal circumstances, invest more than 25% of its assets (or concentrate its investments) in the industry or group of industries that constitute the energy sector.

The Subadvisor employs an investment process involving fundamental and quantitative analysis. The Subadvisor selects a core group of investments utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio designed to take advantage of changing dynamics in the energy, industrial and manufacturing and transportation and logistics sectors. The Portfolio is actively managed and the quantitative analysis is dynamic in conjunction with the Subadvisor’s proprietary research process. The Subadvisor utilizes its financial and industry experience to identify the absolute and relative value investments that, in the Subadvisor’s view, present the best

85

MainStay VP Cushing Renaissance Advantage Portfolio

opportunities. The results of the Subadvisor’s analysis and comprehensive investment process will influence the weightings of positions held by the Portfolio.

The Portfolio may invest up to 25% of its total assets in debt securities, preferred shares and convertible securities of Renaissance Companies and other issuers, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another independent rating agency or (b) with respect to up to 10% of its total assets, in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment (i.e., rated lower than B3 by Moody’s and B- by S&P). All of the Portfolio’s investments in debt securities, preferred shares and convertible securities may consist of securities rated below investment grade (such as those rated Ba or lower by Moody’s and BB or lower by S&P), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. If independent rating agencies assign different ratings for the same security, the Portfolio will use the higher rating for purposes of determining the credit quality. The Portfolio may invest in debt securities of any maturity or duration.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and national gas prices, and may continue to experience relatively high volatility for a prolonged period. Such conditions may negatively impact the Portfolio and its shareholders. The Subadvisor may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolio's performance will correlate with any increase in oil and gas prices.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model or algorithm may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model or algorithm, including the model’s or algorithm's underlying metrics and data.

Common Stock Risk: The Portfolio will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Portfolio. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Portfolio has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk: Because the Portfolio will be concentrated in the industry or group of industries that constitute the energy sector, it will be more susceptible to the risks associated with the industry and sector than if it were more broadly diversified over numerous industries and sectors. General changes in market sentiment towards Energy Companies may adversely affect the Portfolio, and the performance of Energy Companies may lag behind the broader market as a whole. In addition, issuers outside the energy sector in which the Portfolio intends to invest will typically consist of industrial and manufacturing and transportation and logistics companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs. As a result, these companies may also be more sensitive to certain risks associated with the energy sector.

86

MainStay VP Cushing Renaissance Advantage Portfolio

Energy Companies Risk: Energy Companies are subject to certain risks, including, but not limited to, the following:

• Energy Companies are affected by fluctuations in the prices of energy commodities;

• the highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of Energy Companies or the ability of an Energy Company to borrow money or raise capital needed to fund its continued operations;

• a significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of Energy Companies and, therefore, their ability to make distributions or pay dividends;

• a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of Energy Companies;

• the energy sector is highly competitive;

• extreme weather conditions could result in substantial damage to the facilities of certain Energy Companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, which could adversely affect the prices of such companies’ securities;

• the prices of debt securities of the Energy Companies the Portfolio expects to hold in its portfolio are, and the prices of equity securities held in its portfolio may be, susceptible in the short-term to a decline when interest rates rise;

• the profitability of Energy Companies is subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment;

• there is an inherent risk that Energy Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle, and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Companies and the cost of any remediation that may become necessary, which Energy Companies may not be able to recover from insurance;

• certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues, cash flows and ability to make distributions;

• the operations of Energy Companies are subject to many hazards inherent in their businesses and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks;

• some Energy Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their strategies to expand operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts;

• technology development efforts by Energy Companies may not result in viable methods or products; and

• the proposed elimination of specific tax incentives widely used by oil and gas companies and the imposition of new fees on certain energy producers could adversely affect Energy Companies in which the Portfolio invests and/or the energy sector generally.

Industry Specific Risk: Energy Companies are also subject to risks that are specific to the particular subsector of the energy sector in which they operate.

Cash Flow Risk: The Portfolio will derive substantially all of its cash flow from investments in equity securities of Renaissance Companies. The amount of cash that the Portfolio has available to distribute to shareholders will depend on the ability of the equity securities of Renaissance Companies in which the Portfolio has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Equity Securities Risk: Equity securities of Energy Companies may be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations concerning interest rate movements, investor sentiment towards the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular Energy Company (which, in the case of an MLP, may be measured in terms of distributable cash flow or other factors). Prices of equity securities of individual Energy Companies can also be affected by fundamentals unique to the company, including earnings power and coverage ratios.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

87

MainStay VP Cushing Renaissance Advantage Portfolio

MLP Structure Risk: Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights, except with respect to extraordinary transactions; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Tax Risks: An investment in the Portfolio will involve tax risks, including, but not limited to:

• MLPs generally are not subject to U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, credits, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income as well as additional state and local taxes. The treatment of an MLP as a corporation for U.S. federal income tax purposes would, among other consequences, have the effect of reducing the amount of cash available for distribution by the MLP. Thus, to the extent the MLPs owned by the Portfolio are treated as corporations for U.S. federal income tax purposes and to the extent the Portfolio invests in MLP-related investments or other non-partnership entities, this could result in a reduction of the value of your investment in the Portfolio and lower income.

• The portion, if any, of a distribution received by the Portfolio as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Portfolio’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Portfolio. The actual portion of the distributions received by the Portfolio that are considered return of capital will not be known until the Portfolio receives a Form 1065, Schedule K-1 with respect to each of its MLP investments. Distributions received by shareholders from the Portfolio that are treated as return of capital would not be subject to U.S. federal income tax, but would have the effect of reducing a shareholder’s basis in the shares of the Portfolio, which would cause gains to be higher, or losses to be lower, upon the sale of shares by such shareholder.

• Under 2017 tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to taxable income from MLPs. The Portfolio will not be eligible for the 20% deduction and as of yet does not have regulatory authority to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in MLPs generally would be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs held indirectly, if any, through the Portfolio (unless applicable regulatory authority is released) would not be eligible for the 20% deduction for their share of such taxable income.

• Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Portfolio or the Energy Companies in which the Portfolio will invest.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be

88

MainStay VP Cushing Renaissance Advantage Portfolio

mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment fluctuate in a manner that is unrelated to the quality or performance of the investment itself.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Preferred Shares Risk: Preferred shares represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share's price when interest rates decline.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

The Portfolio has selected the Russell 3000 Energy Index as its secondary benchmark. The Russell 3000 Energy Index represents the energy sector of the Russell 3000 Index, an index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2016-2018)

Best Quarter
4Q/17	11.50%
Worst Quarter
4Q/18	-26.67%

89

MainStay VP Cushing Renaissance Advantage Portfolio

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	Since Inception

Initial Class	5/1/2015	-27.69%	-6.94%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	7.36%
Russell 3000 Energy Index (reflects no deductions for fees, expenses, or taxes)		-19.70%	-8.14%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Cushing® Asset Management, LP serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Cushing Asset Management, LP	Jerry V. Swank, Chairman, Managing Partner and Co-Chief Investment Officer	Since 2015
	Matthew A. Lemme, Portfolio Manager	Since 2015
	Saket Kumar, Portfolio Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

90

MainStay VP IQ Hedge Multi-Strategy Portfolio

Investment Objective

The Portfolio seeks investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the "beta" portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.07%
Acquired (Underlying) Portfolio/Fund Fees and Expenses[1]	0.25%
Total Annual Portfolio Operating Expenses	1.07%
Waiver / Reimbursement[2]	(0.12)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.95%

1. Restated based on estimated amounts for the current fiscal year.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.70% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 97	$ 328	$ 578	$ 1,295
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 450% of the average value of its portfolio. Effective November 30, 2018, the Portfolio entered into a reorganization with, and adopted the accounting history of, MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, the portfolio turnover rate for periods prior to November 30, 2018 reflect the portfolio turnover rate of MainStay VP Absolute Return Multi-Strategy Portfolio, including portfolio turnover resulting from transactions conducted in connection with the reorganization. The Portfolio’s portfolio turnover rate for the period from December 1 through December 31, 2018 was 9.94%.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in the IQ Hedge Multi-Strategy Index (the “Underlying Index”). The Portfolio, by seeking to achieve performance similar to the overall hedge fund universe, is expected to provide investment returns that typically have a low correlation to traditional equity and fixed-income indices, lower volatility than traditional equity indices, and similar volatility to traditional investment grade fixed-income indices.

91

MainStay VP IQ Hedge Multi-Strategy Portfolio

The Underlying Index typically consists of 70 to 140 component securities (“Underlying Index Components”) selected in accordance with the rules-based methodology for construction of the Underlying Index. The Underlying Index Components primarily include exchange-traded funds (“ETFs”) and/or other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and may include exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). The Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing primarily in ETPs, but may also invest in one or more financial instruments, including but not limited to, futures contracts, reverse repurchase agreements, options, and swap agreements (collectively, “Financial Instruments”) in order to seek to achieve exposure to investment strategies and/or asset classes that are similar to those of the Underlying Index. To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Portfolio will concentrate its investments to approximately the same extent as the Underlying Index.

The Portfolio may invest up to 20% of its net assets in investments that are not Underlying Index Components, but which IndexIQ Advisors LLC, the Portfolio’s Subadvisor and an affiliate of New York Life Investment Management LLC (“New York Life Investments”), believes will help the Portfolio track its Underlying Index. For example, the Portfolio may hold the underlying portfolio constituents of one or more ETPs that are Underlying Index Components, or a representative sample thereof. The Portfolio may also purchase ETPs that are not Underlying Index Components.

The Portfolio employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ LLC (“IndexIQ”), an affiliate of New York Life Investments and the Subadvisor. The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common asset classes. The Underlying Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using hedge fund investment styles, over longer term periods and not on a daily basis. The Underlying Index does not seek to replicate the “alpha” portion of the return characteristics of the overall hedge fund universe. These hedge fund investment styles are long/short equity, global macro, market neutral, event-driven, fixed-income arbitrage, and emerging markets. The Portfolio does not invest in hedge funds, and hedge funds are not components of the Underlying Index. The Portfolio is not a fund of hedge funds, although the Portfolio may be expected to provide certain benefits often associated with hedge funds, such as exposure to sources of return not generally available through traditional equity and fixed-income indices and diversification.

The Underlying Index may include both long and short positions in ETFs and ETVs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling (or “selling short”) is a technique used by the Portfolio to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying the identical security back at a later date to return to that third party. The basic principle of short selling is that one can profit by selling a security now at a high price and later buying it back at a lower price. The short seller hopes to profit from a decline in the price of the security between the sale and the repurchase, as the seller will pay less to buy the security than it received on selling the security.

The Portfolio, by seeking to track the Underlying Index, seeks exposure to the following hedge fund investment styles:

• Long/short hedge funds typically diversify their risks by limiting the net exposure to particular regions, industries, sectors and market capitalization bands, allowing them to focus on company-specific anomalies. At the same time, long/short managers often hedge against un-diversifiable risk, such as market risk (i.e., the returns of the overall market). Certain long/short managers focus on specific sectors, regions or industries, on particular investment styles, such as value or growth, or certain types of stocks, such as small or large.

• Macro hedge funds typically employ top-down macro analysis (e.g., political trends, macroeconomics, etc.) to identify dislocations in equity, fixed-income, currency and commodity markets that are expected to lead to large price movements.

• Market Neutral hedge funds typically invest in both long and short positions in stocks while minimizing exposure to the systematic components of risk. These market neutral strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market capitalization, region and country. Market neutral strategies that effectively neutralize the market exposure are not impacted by directional moves in the market.

• Event-Driven hedge funds typically invest in a combination of credit opportunities and event-driven equities. Within the credit-oriented portion, sub-strategies include long/short high yield credit (below investment grade corporate bonds or “junk” bonds), leveraged loans (bank debt, mezzanine, or floating rate loans), capital structure arbitrage (debt vs. debt or debt vs. equity), and reorganization equity. Within the equity portion, sub-strategies include risk (or merger) arbitrage, holding company arbitrage, special situations and value equities where a change in management, significant product launch, or some other economic catalyst is expected to unlock shareholder wealth. Event-driven managers invest across multiple asset classes and may also seek to exploit shifts in economic cycles.

• Emerging Market hedge funds typically invest in financial instruments such as equities, sovereign and corporate debt issues and currencies of countries in “emerging” markets (i.e., countries and economies in a transitional state from developing to developed).

• Fixed Income Arbitrage hedge funds typically employ strategies that seek to take advantage of price differentials and inefficiencies between fixed-income securities that are related either economically or statistically. Such funds may limit volatility by hedging out interest rate risk and market exposure.

The Underlying Index Components generally provide exposures to:

92

MainStay VP IQ Hedge Multi-Strategy Portfolio

• U.S. large-capitalization equity;

• U.S. small-capitalization equity;

• U.S. growth equity;

• U.S. value equity;

• Emerging market equity, debt and sovereign debt, including small-capitalization equity;

• Foreign equity (Europe, Australasia & Far East), including small-capitalization equity;

• U.S. and foreign preferred securities;

• U.S. investment grade corporate debt;

• U.S. government short- and intermediate-term maturity obligations;

• U.S. high yield (or “junk”) debt;

• U.S. Treasury Inflation Protection Securities (“TIPS”);

• U.S. mortgage-backed debt

• U.S. convertible debt;

• U.S. floating rate bank loans;

• Municipal bonds;

• Foreign sovereign debt;

• Foreign currencies and currency futures;

• U.S. and foreign real estate investment trusts;

• Commodities; and

• The implied volatility of the S&P 500® Index.

The Subadvisor anticipates that, generally, the Portfolio will hold all of the investments that comprise the Underlying Index in approximate proportion to their weightings in the Underlying Index. However, the Portfolio may use a “representative sampling” strategy in seeking to track the performance of its Underlying Index when an Underlying Index Component is not available or when the Subadvisor believes it would be beneficial for the Portfolio to use a representative sampling strategy, such as when the use of a representative sampling strategy would reduce portfolio trading and implementation costs for the Portfolio. When using a representative sampling strategy, the Portfolio will invest in a sample of its Underlying Index Components where risk, return and other characteristics closely resemble the risk, return and other characteristics of the Underlying Index as a whole.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. These may also be principal risks of an ETP in which the Portfolio invests.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Index Risk: The performance of the Underlying Index may deviate from that of the markets the Underlying Index seeks to track due to changes that are reflected in the sector more quickly than the Underlying Index’s monthly rebalancing process can track. Securities in the Underlying Index may also underperform in comparison to the general securities markets. In addition, there is no assurance that the Underlying Index’s methodology will generate or produce the intended results, including achieving exposure to the overall hedge fund universe.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment

93

MainStay VP IQ Hedge Multi-Strategy Portfolio

relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio, the Subadvisor seeks to maintain existing allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect the Subadvisor’s ability to fully implement the Portfolio's investment strategies.

Leverage Risk: To the extent the Portfolio employs certain strategies and instruments (e.g., derivatives) that result in economic leverage, the Portfolio may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require the Portfolio to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Cash Flow Risk: The amount of cash that the Portfolio has available to distribute to shareholders will depend on the ability of the ETPs in which the Portfolio has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. The Portfolio may be particularly susceptible to this risk to the extent that the Subadvisor employs a “representative sampling” strategy. In addition, the Portfolio may not achieve its investment objective and the Portfolio may not achieve performance similar to the overall hedge fund universe or the Underlying Index (i.e. the Portfolio’s returns may not equal or exceed those of the Underlying Index).

Passive Management Risk: Unlike many investment companies, the Portfolio seeks to track its Underlying Index and is not “actively” managed. Therefore, the Portfolio would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) the Underlying Index.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This

94

MainStay VP IQ Hedge Multi-Strategy Portfolio

may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Correlation Risk: The investment results of the Portfolio may not equal or exceed those of the Underlying Index for a number of reasons, including operating expenses, transaction costs and trading risks (when rebalancing the Portfolio’s securities holdings to reflect changes in the Underlying Index or for other similar reasons), cash flows and operational inefficiencies. Market disruptions and regulatory restrictions could have an adverse effect on the Portfolio’s ability to adjust its exposure to the required levels to track the Underlying Index. In addition, the Portfolio may use a “representative sampling” approach, which may cause the Portfolio’s investment results to not be as well correlated with those of the Underlying Index as would be the case if the Portfolio purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the provider of the Underlying Index for a period of time or at all, which may have an adverse impact on the Portfolio and its shareholders. As a result, the Portfolio’s returns may be lower than the returns of the Underlying Index.

Fund of Funds Risk: The Portfolio’s investment performance, because it is a fund of funds, depends on the investment performance of the ETPs in which it invests.

Focused Portfolio Risk: To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in an industry or group of industries, the Portfolio will concentrate its investments to approximately the same extent as the Underlying Index. In such instances, the Portfolio may be subject to more risks than if it was more broadly diversified over numerous industries and sectors. General changes in market sentiment towards companies in the industries and sectors in which the Portfolio invests may adversely affect the Portfolio, and the performance of such industries and sectors may lag behind the broader market as a whole.

Investments in Other Investment Companies Risk: The Portfolio's investment in another investment company may subject the Portfolio indirectly to the risks of that investment company. The Portfolio also will bear its share of the underlying investment company's fees and expenses, which are in addition to the Portfolio's own fees and expenses.

New Fund Risk: The Portfolio is a new fund which may result in additional risk. There can be no assurance that the Portfolio will grow to an economically viable size, in which case the Portfolio may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Principal Risks of the ETPs

The principal risks of the ETPs, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “ETPs” as the context requires.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the ETP's holdings.

Geographic Focus Risk: Issuers that operate in a single country, a small number of countries, or a particular geographic region can be affected similarly by the market, currency, political, economic, regulatory, geopolitical and other conditions in such country or region, and the ETP’s performance will be affected by the conditions, in the countries or regions to which the ETP is exposed. To the extent the ETP focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what an ETP's portfolio managers believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore an ETP's performance may be lower than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the ETP invests in securities issued by small-, mid-, or large-cap companies, the ETP will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads

95

MainStay VP IQ Hedge Multi-Strategy Portfolio

between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the ETP's investments in foreign securities. Foreign securities may also subject the ETP's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the ETP could lose its entire investment.

Currency Risk: Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect the ETP’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the ETP’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the ETP currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the ETP to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the ETP’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

96

MainStay VP IQ Hedge Multi-Strategy Portfolio

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the ETP's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Commodities and Commodity-Linked Derivatives Risk: Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the ETP to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the ETP invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the ETP’s investments to decline.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Portfolio.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying securities. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the ETP will lose its entire investment in such right or warrant.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the ETP will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the ETP's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Event-Driven Arbitrage Risk: An ETP’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the special situation does not occur as anticipated, when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by an ETP may decline sharply and result in losses to the ETP if, for example, such securities are ultimately sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price.

Floating Rate Loans Risk: The floating rate loans in which an ETP invests are usually rated below investment grade, or if unrated, determined by the ETP or its advisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of an ETP's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, an ETP’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be

97

MainStay VP IQ Hedge Multi-Strategy Portfolio

longer than seven days. As a result, an ETP may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, an ETP may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the ETP generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the ETP’s net asset value.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the ETP disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the ETP may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the ETP purchased the loan participation interests. The ETP may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the ETP had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the ETP to recognize income, and therefore the ETP may be required to make distributions to shareholders before the ETP receives any cash payments on its investment.

Past Performance

The Portfolio commenced operations on September 10, 2018. Effective November 30, 2018, the Portfolio entered into a reorganization with MainStay VP Absolute Return Multi-Strategy Portfolio (the "Reorganization"). As part of the Reorganization, the Portfolio assumed the performance history of MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, performance information for periods prior to November 30, 2018, reflects the performance of MainStay VP Absolute Return Multi-Strategy Portfolio.

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio’s calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P Balanced Equity and Bond-Conservative Index as its primary benchmark. The S&P Balanced Equity and Bond-Conservative Index consists of a position in the S&P 500 Total Return Index (25%) and a position in the S&P U.S. Treasury Bond 7-10 Year Index (75%).

The Portfolio has selected the HFRI Fund of Funds Composite Index as its secondary benchmark. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore fund of funds. The index is rebalanced monthly with performance updates three times per month.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

98

MainStay VP IQ Hedge Multi-Strategy Portfolio

Annual Returns, Initial Class Shares
(calendar year 2014-2018)

Best Quarter
4Q/16	2.03%
Worst Quarter
3Q/15	-6.65%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	5/1/2013	-6.88%	-5.52%	-3.03%
S&P Balanced Equity and Bond Conservative Index (reflects no deductions for fees, expenses, or taxes)		-0.17%	4.53%	3.68%
HFRI Fund of Funds Composite Index (reflects no deductions for fees, expenses, or taxes)		-3.48%	1.51%	2.14%
IQ Hedge Multi-Strategy Index (reflects no deductions for fees, expenses, or taxes)		-3.09%	1.77%	2.22%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. IndexIQ Advisors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
IndexIQ Advisors LLC	Greg Barrato, Senior Vice President	Since 2018
	James Harrison, Vice President	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the

99

MainStay VP IQ Hedge Multi-Strategy Portfolio

broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

100

MainStay VP Bond Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.49%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.53%

1. The management fee is as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; 0.45% on assets from $1 billion to $3 billion; and 0.44% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 54	$ 170	$ 296	$ 665
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 148% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in bonds, which include all types of debt securities such as debt or debt-related securities issued or guaranteed by U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt securities issued by U.S. or foreign corporate entities; zero coupon bonds; mortgage-related and other asset-backed securities; and loan participation interests. The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYL Investors LLC, the Portfolio's Subadvisor. Effective maturity is a measure of a debt security's maturity which takes into consideration the possibility that the issuer may call the debt security before its maturity date.

At least 65% of the Portfolio's total assets will generally be invested in investment grade debt securities as rated by an independent rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P"), or if unrated, determined to be of comparable quality. Moody’s deems securities to be investment grade when rated Baa or better, while S&P classifies investment grade as BBB or better. If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

The Portfolio may invest in mortgage dollar rolls, which are transactions in which the Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

Commercial paper must have the highest rating given by an independent rating agency, such as Moody's or S&P, when purchased, or if unrated, determined to be of comparable quality by the Subadvisor. Moody’s highest rating for commercial paper is Prime-1, while S&P’s highest rating is

101

MainStay VP Bond Portfolio

A-1. The Portfolio's principal investments may have fixed or floating rates of interest. The Portfolio may also invest in derivatives, such as futures and options, to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

Investment Process: Fundamental analysis and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's

102

MainStay VP Bond Portfolio

investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Portfolio to recognize income, and therefore the Portfolio may be required to make distributions to shareholders before the Portfolio receives any cash payments on its investment.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Manager to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

103

MainStay VP Bond Portfolio

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	4.67%
Worst Quarter
4Q/16	-2.96%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/23/1984	-1.00%	2.45%	3.76%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. NYL Investors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
NYL Investors LLC	Kenneth Sommer, Managing Director	Since 2017
	AJ Rzad, Senior Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

104

MainStay VP Bond Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

105

MainStay VP Floating Rate Portfolio

Investment Objective

The Portfolio seeks high current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.60%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.65%

1. The management fee is as follows: 0.60% on assets up to $1 billion; 0.575% on assets from $1 billion to $3 billion; and 0.565% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 66	$ 208	$ 362	$ 810
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed-income and variable rate debt securities and money market securities or instruments. When NYL Investors LLC, the Portfolio's Subadvisor, believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Subadvisor may also invest in these types of securities or hold cash, while looking for suitable investment opportunities or to maintain an appropriate level of liquidity.

The Portfolio may invest up to 25% of its total assets in foreign securities which are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

Investment Process: The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Subadvisor prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Subadvisor attempts to control risk and limit defaults.

Floating rate loans may offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds and U.S. government securities. Securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service Inc., are commonly referred to as “high-yield securities” or “junk bonds.” Floating rate loans are speculative investments and are usually rated below investment grade. They typically have less credit risk and historically have had lower default rates than junk bonds. These loans are typically the most senior source of

106

MainStay VP Floating Rate Portfolio

capital in a borrower's capital structure and usually have certain of the borrower's assets pledged as collateral. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Subadvisor may reduce or eliminate the Portfolio's position in a holding if it no longer believes the holding will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a holding, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Subadvisor continually evaluates market factors and comparative metrics to determine relative value.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under

107

MainStay VP Floating Rate Portfolio

unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P/LSTA Leveraged Loan Index as its primary benchmark. The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. The Portfolio has selected the Credit Suisse Leveraged Loan Index as its secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

108

MainStay VP Floating Rate Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	12.62%
Worst Quarter
4Q/18	-3.60%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/2/2005	-0.11%	2.67%	6.53%
S&P/LSTA Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)		0.44%	3.05%	8.57%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)		1.14%	3.33%	8.30%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. NYL Investors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
NYL Investors LLC	Robert H. Dial, Managing Director	Since 2005
	Mark A. Campellone, Managing Director	Since 2012
	Arthur S. Torrey, Managing Director	Since 2012
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

109

MainStay VP Floating Rate Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

110

MainStay VP Indexed Bond Portfolio

Investment Objective

The Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio's primary benchmark index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.31%

1. The management fee is as follows: 0.25% on assets up to $1 billion; and 0.20% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 32	$ 100	$ 174	$ 393
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 143% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in fixed-income securities that NYL Investors LLC, the Portfolio’s Subadvisor, believes will correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Index funds, such as the Portfolio, seek to match the return on their respective indices gross of fees, unlike other actively managed funds which generally seek to beat an index or indices. No attempt is made to manage the Portfolio in an active manner by using economic, financial or market analysis.

The Portfolio may invest in U.S. dollar-denominated foreign securities that are issued by companies organized outside the United States. The Portfolio may also invest in variable rate notes, floaters and mortgage-related and asset-backed securities.

The Portfolio may invest in mortgage dollar rolls, which are transactions in which the Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

The Portfolio may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Portfolio may invest in such derivatives to try to enhance returns, improve correlation or reduce the risk of loss by hedging certain of its holdings.

111

MainStay VP Indexed Bond Portfolio

Investment Process: The Subadvisor employs an analytical approach to tracking the securities that comprise the Bloomberg Barclays U.S. Aggregate Bond Index. Using this method, the Portfolio invests in fixed-income securities which, in the aggregate, are expected to correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. Changes in the characteristics or the composition of the Bloomberg Barclays U.S. Aggregate Bond Index may, from time to time, warrant adjustments to the Portfolio's portfolio. The correlation between the investment performance of the Portfolio and the Bloomberg Barclays U.S. Aggregate Bond Index is expected to be at least 0.95, on an annual basis, before fees and expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Bloomberg Barclays U.S. Aggregate Bond Index.

The weighted average life of the securities in the Portfolio's portfolio will approximate the weighted average life of securities in the Bloomberg Barclays U.S. Aggregate Bond Index, which will vary from time to time. The weighted average life of the Bloomberg Barclays U.S. Aggregate Bond Index as of February 28, 2019 was 8.07 years.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objective of the Portfolio.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Index Strategy Risk: The Portfolio employs an index strategy that invests in fixed-income securities which, in the aggregate, are expected to correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index regardless of market trends. Therefore, the adverse performance of a particular security ordinarily will not result in the elimination of the security from the Portfolio's portfolio. If the value of the Bloomberg Barclays U.S. Aggregate Bond Index declines, the net asset value of shares of the Portfolio are also likely to decline. Also, the Portfolio's fees and expenses will reduce the Portfolio's returns, unlike those of the index.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

112

MainStay VP Indexed Bond Portfolio

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Correlation Risk: The Portfolio's ability to track the Bloomberg Barclays U.S. Aggregate Bond Index may be affected by, among other things, transaction costs; changes in either the composition of the Bloomberg Barclays U.S. Aggregate Bond Index or the number of bonds outstanding for the components of the Bloomberg Barclays U.S. Aggregate Bond Index; and timing and amount of purchases and redemptions of the Portfolio's shares. Therefore, there is no assurance that the investment performance of the Portfolio will equal or exceed that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

113

MainStay VP Indexed Bond Portfolio

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you the Portfolio's calendar year performance for 2018. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2018)

Best Quarter
4Q/18	1.38%
Worst Quarter
1Q/18	-1.69%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	Since
			Inception
Initial Class	5/1/2017	-0.67%	0.44%
Bloomberg Barclays U.S. Aggregate Bond Index		0.01%	1.15%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. NYL Investors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
NYL Investors LLC	Kenneth Sommer, Managing Director	Since 2017
	AJ Rzad, Senior Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and

114

MainStay VP Indexed Bond Portfolio

variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

115

MainStay VP MacKay Government Portfolio

Investment Objective

The Portfolio seeks current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.57%

1. The management fee is as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 58	$ 183	$ 318	$ 714
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other investment grade debt securities that are not U.S. government securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities (as well as government sponsored enterprises). These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1 to 10 years), bonds (generally maturing in more than 10 years), Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation, and certain corporate fixed-income securities that are guaranteed by the Federal Deposit Insurance Corporation. The Portfolio also invests in variable rate notes and floaters, which are debt securities with a variable interest rate tied to another interest rate such as a money market index or Treasury bill rate, as well as money market instruments and cash equivalents.

Investment Process: In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities. As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as entering into mortgage dollar roll transactions, to-be-announced ("TBA") securities transactions, and transactions on a when-issued basis.

The Portfolio may also invest in derivatives such as futures and options to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio.

116

MainStay VP MacKay Government Portfolio

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. Investments in the Portfolio are not guaranteed. While some of the Portfolio's investments, such as U.S. Treasury obligations, are backed by the "full faith and credit" of the U.S. government, some securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may not be guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Portfolio commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Portfolio receives the security.

When-Issued Securities Risk: The Portfolio may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate

117

MainStay VP MacKay Government Portfolio

changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. Government Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

118

MainStay VP MacKay Government Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/10	3.37%
Worst Quarter
4Q/16	-2.56%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	-0.06%	1.64%	2.24%
Bloomberg Barclays U.S. Government Bond Index (reflects no deductions for fees, expenses, or taxes)		0.88%	1.99%	2.12%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Steven H. Rich, Managing Director	Since 2012
	Stephen R. Cianci, Senior Managing Director	Since 2018
	Neil Moriarty, III, Senior Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

119

MainStay VP MacKay Government Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

120

MainStay VP MacKay High Yield Corporate Bond Portfolio

Investment Objective

The Portfolio seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.56%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.58%

1. The management fee is as follows: 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; and 0.525% on assets over $5 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 59	$ 186	$ 324	$ 726
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or that are unrated but are considered to be of comparable quality by MacKay Shields LLC, the Portfolio's Subadvisor.

Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

The Portfolio's high-yield investments may also include convertible corporate securities, loans and loan participation interests. The Portfolio may invest up to 20% of its net assets in common stocks and other equity-related securities.

The Portfolio may hold cash or invest in short-term instruments during times when the Subadvisor is unable to identify attractive high-yield securities.

The Portfolio may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in investment grade securities and may invest in U.S. government securities or other high quality money market instruments. Periods of unusual or adverse market, economic or

121

MainStay VP MacKay High Yield Corporate Bond Portfolio

political conditions may exist in some cases, for up to a year or longer. To the extent the Portfolio is invested in cash, investment grade debt or other high quality instruments, the yield on these investments tends to be lower than the yield on other investments normally purchased by the Portfolio. Although investing heavily in these investments may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and may limit the Portfolio's ability to achieve a high level of income.

Investment Process: The Subadvisor seeks to identify investment opportunities by analyzing individual companies and evaluating each company's competitive position, financial condition, and business prospects. The Portfolio invests only in companies in which the Subadvisor has judged that there is sufficient asset coverage—that is, the Subadvisor's subjective appraisal of a company's value compared to the value of its debt, with the intent of maximizing risk-adjusted income and returns.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the price of the security and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

122

MainStay VP MacKay High Yield Corporate Bond Portfolio

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if

123

MainStay VP MacKay High Yield Corporate Bond Portfolio

they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the ICE BofAML U.S. High Yield Constrained Index as its primary benchmark. The ICE BofAML U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	17.22%
Worst Quarter
4Q/18	-3.53%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1995	-1.46%	4.16%	9.75%
ICE BofAML U.S. High Yield Constrained Index (reflects no deductions for fees, expenses, or taxes)		-2.27%	3.83%	11.02%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

124

MainStay VP MacKay High Yield Corporate Bond Portfolio

Subadvisor	Portfolio Manager	Portfolio Service Date
MacKay Shields LLC	Andrew Susser, Executive Managing Director	Since 2013
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

125

MainStay VP MacKay Unconstrained Bond Portfolio

Investment Objective

The Portfolio seeks total return by investing primarily in domestic and foreign debt securities.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.56%
Distribution and Service (12b-1) Fees	None
Other Expenses
Interest Expenses on Securities Sold Short	0.10%
Broker Fees and Charges on Short Sales	0.05%
Remainder of Other Expenses	0.04%
Total Other Expenses	0.19%
Total Annual Portfolio Operating Expenses	0.75%

1. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $1 billion; 0.50% on assets from $1 billion to $5 billion; and 0.475% on assets over $5 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 77	$ 240	$ 417	$ 930
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective through a flexible investment process that allocates investments across the global fixed-income markets. The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a diversified portfolio of debt or debt-related securities such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt or debt-related securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; loan participation interests; convertible bonds; and variable or floating rate debt securities. The Portfolio may invest in debt securities that are rated investment grade and below investment grade by an independent rating agency. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or “junk bonds.” If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security’s credit quality. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, floating or inverse floating rates of interest. The Portfolio may invest without limitation in securities of foreign issuers, including emerging markets. The currency exposure of non-U.S. investments may or may not be hedged. The Portfolio may invest up to 15% of its net assets in equity securities.

126

MainStay VP MacKay Unconstrained Bond Portfolio

The Portfolio intends to utilize various investment strategies in a broad array of fixed-income sectors to achieve its investment objective. The Portfolio will not be constrained by portfolio management relative to an index. Because an unconstrained bond portfolio does not track a fixed-income index, its performance may vary at times and demonstrate low correlation to traditional fixed-income indices. In pursuing its investment objective, the Portfolio’s investment strategy is subject to market risk and shares may gain or lose value.

The average portfolio duration of the Portfolio will normally vary from 0 to 7 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Portfolio may invest in derivatives, such as futures, options, forward commitments and interest rate swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings or manage duration. The Portfolio may invest up to 25% of its total assets in swaps.

The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio's short positions, either direct short positions or through credit default swaps or total return swaps, may total up to 20% of the Portfolio’s net assets. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Investment Process: MacKay Shields LLC, the Portfolio’s Subadvisor, seeks to identify investment opportunities through an investment process focused on macroeconomic analysis and bottom-up security selection. The Subadvisor allocates the Portfolio's investments among the various bond market sectors based on current and projected economic and market conditions. The Portfolio may invest across bond market sectors, geographies and credit qualities.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic and foreign economies, and meaningful changes in the issuer's financial condition, including changes in the issuer's credit risk and competitiveness.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may

127

MainStay VP MacKay Unconstrained Bond Portfolio

be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Portfolio to recognize income, and therefore the Portfolio may be required to make distributions to shareholders before the Portfolio receives any cash payments on its investment.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Portfolio’s net asset value.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared

128

MainStay VP MacKay Unconstrained Bond Portfolio

swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's

129

MainStay VP MacKay Unconstrained Bond Portfolio

investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

When-Issued Securities Risk: The Portfolio may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices, as well as an additional benchmark. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Portfolio has selected the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as its secondary benchmark. The ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying London Interbank Offered Rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective May 1, 2013, the Portfolio changed its investment objective and principal investment

130

MainStay VP MacKay Unconstrained Bond Portfolio

strategies. The performance in the bar chart and table prior to that date reflects the Portfolio's prior investment objective and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2012-2018)

Best Quarter
1Q/12	5.06%
Worst Quarter
3Q/15	-3.05%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	4/29/2011	-1.21%	2.05%	3.43%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	2.69%
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index (reflects no deductions for fees, expenses, or taxes)		2.08%	0.86%	0.69%
Morningstar Nontraditional Bond Category Average (reflects no deductions for fees and taxes)		-1.12%	1.67%	1.66%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Joseph Cantwell, Managing Director	Since 2018
	Shu-Yang Tan, Managing Director	Since 2018
	Matt Jacob, Managing Director	Since 2018
	Stephen R. Cianci, Senior Managing Director	Since 2018
	Neil Moriarty, III, Senior Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal

131

MainStay VP MacKay Unconstrained Bond Portfolio

income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

132

MainStay VP PIMCO Real Return Portfolio

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses
Interest Expenses [1]	0.81%
Remainder of Other Expenses	0.12%
Total Other Expenses	0.93%
Total Annual Portfolio Operating Expenses	1.43%
Waiver / Reimbursement[2]	(0.09)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	1.34%

1. “Interest Expenses” are based on the amount incurred during the Portfolio’s most recent fiscal year as a result of entering into certain investments, such as dollar roll transactions. Under amended accounting guidance, certain dollar roll transactions are treated as secured borrowings and the components of the net income from such transactions are now presented in the financial statements as interest income and interest expense. This accounting treatment does not affect the Portfolio’s overall results of operations, net asset value, total return or the amount of expenses paid directly from your investment in the Portfolio. The amount of “Interest Expenses” (if any) will vary based on the Portfolio’s use of such investments as an investment strategy.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.53% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 136	$ 444	$ 773	$ 1,705
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 157% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation indexed bonds may be invested in other types of fixed-income instruments. "Fixed-income instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non- U.S. public- or private-sector entities. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses

133

MainStay VP PIMCO Real Return Portfolio

the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. As used in the investment objective, "real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure, and "real capital" equals capital less the estimated cost of inflation measured by the change in an official inflation measure. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because the market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% to 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Bloomberg Barclays U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective duration of the Bloomberg Barclays U.S. TIPS Index, as calculated by Pacific Investment Management Company LLC, the Portfolio's Subadvisor, which as of February 28, 2019 was 7.44 years.

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Services, Inc., or equivalently rated, at the time of purchase, by Standard & Poor's Ratings Services or Fitch Inc., or, if unrated, determined by the Subadvisor to be of comparable quality (except that within such 10% limitation, the Portfolio may invest in mortgage-backed securities rated below B). The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio's Prospectus or Statement of Additional Information. The Portfolio may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred shares.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that

134

MainStay VP PIMCO Real Return Portfolio

interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive

135

MainStay VP PIMCO Real Return Portfolio

and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Sovereign Debt Risk: The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

136

MainStay VP PIMCO Real Return Portfolio

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. TIPS Index as its primary benchmark. The Bloomberg Barclays U.S. TIPS Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity and are rated investment grade.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
2Q/14	4.19%
Worst Quarter
2Q/13	-8.24%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-2.56%	1.21%	0.31%
Bloomberg Barclays U.S. TIPS Index (reflects no deductions for fees, expenses, or taxes)		-1.26%	1.69%	0.69%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Pacific Investment Management Company LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Pacific Investment Management Company LLC	Mihir Worah, Managing Director	Since 2012
	Stephen A. Rodosky, Managing Director	Since January 2019
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

137

MainStay VP PIMCO Real Return Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

138

MainStay VP U.S. Government Money Market Portfolio

Investment Objective

The Portfolio seeks a high level of current income while preserving capital and maintaining liquidity.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.40%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.44%

1. The management fee is as follows: 0.40% on assets up to $500 million; 0.35% on assets from $500 million to $1 billion; and 0.30% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 45	$ 141	$ 246	$ 555
Principal Investment Strategies

The Portfolio invests 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Government securities, as defined in or interpreted under the 1940 Act, include securities issued or guaranteed by the United States or certain “government agencies or instrumentalities.” In addition, the Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in “government securities” and/or repurchase agreements that are collateralized by government securities.

The Portfolio invests in short-term, high-quality, U.S. dollar-denominated government securities. The Portfolio may invest in variable rate notes, floaters, mortgage-related securities and other instruments that qualify as government securities. The Portfolio maintains a dollar-weighted average maturity of 60 days or less and maintains a dollar-weighted average life to maturity of 120 days or less. As a “government money market fund,” the Portfolio is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price. In addition, as a “government money market fund,” the Board has determined that the Portfolio is not subject to the imposition of liquidity fees and/or gates on redemptions. The Board has reserved its ability to change this determination with respect to the imposition of liquidity fees and/or gates on redemptions, but such change would become effective only after shareholders were provided with specific advance notice of the change.

The Portfolio will generally invest in government securities that mature in 397 days or less, substantially all of which will be held to maturity. However, the Portfolio may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate note that meets the applicable regulatory guidelines with respect to maturity. Additionally, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

Investment Process: NYL Investors LLC, the Portfolio's Subadvisor, seeks to achieve the highest yield while also seeking to minimize risk, maintain liquidity and preserve principal. The Subadvisor works to add value by emphasizing specific securities that appear to be attractively priced based upon historical and current yield spread relationships.

The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio or to meet redemptions.

139

MainStay VP U.S. Government Money Market Portfolio

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market or other investments.

Stable Net Asset Value Risk: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of unusual market conditions or a sudden collapse in the creditworthiness of an issuer once believed to be an issuer of high-quality, short-term securities. The Portfolio is permitted to, among other things, reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Money Market Risk: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Backed Securities Risk: Prepayment risk is associated with mortgage-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to lengthen, increasing the potential for the Portfolio to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

140

MainStay VP U.S. Government Money Market Portfolio

Tax Diversification Risk: The Portfolio intends to operate as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. Additionally, the Portfolio intends to meet the diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Internal Revenue Code of 1986, as amended. To satisfy these diversification requirements, the value of the assets of the Portfolio invested in securities issued by the U.S. government must remain below specified thresholds. For these purposes, each U.S. government agency or instrumentality is treated as a separate issuer.

Operating as a government money market fund may make it difficult for the Portfolio to meet these diversification requirements. A failure to satisfy the diversification requirements could have significant adverse tax consequences for variable annuity and variable life insurance contract owners who have allocated a portion of their contract values to the Portfolio.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Portfolio.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a money market fund average. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited.

Effective August 26, 2016 and October 14, 2016, the Portfolio modified its principal investment strategies in connection with commencing operations as a “government money market fund.” Consequently the performance information below may have been different if the current investment strategies had been in effect during the period prior to the Portfolio commencing operations as a “government money market fund.”

For certain periods, the Manager voluntarily has waived or reimbursed the Portfolio’s expenses to the extent it deemed appropriate to enhance the Portfolio's yield during periods when expenses had a significant impact on yield because of low interest rates. Without these waivers or reimbursements, the Portfolio’s returns would have been lower. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

For current yield information, call toll-free: 800-598-2019.

Annual Returns, Initial Class Shares

(by calendar year 2009-2018)

Best Quarter
4Q/18	0.45%
Worst Quarter
4Q/10	0.00%

141

MainStay VP U.S. Government Money Market Portfolio

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	1.38%	0.37%	0.19%
7-day current yield
Initial Class: 1.93%
Average Lipper Variable Products Money Market Portfolio
(reflects no deductions for fees and taxes)		1.31%	0.35%	0.21%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. NYL Investors LLC serves as the Subadvisor.

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

142

MainStay VP Conservative Allocation Portfolio

Investment Objective

The Portfolio seeks current income and, secondarily, long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.65%
Total Annual Portfolio Operating Expenses	0.68%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 69	$ 218	$ 379	$ 847
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investments”) or its affiliates (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50% to 70%) of its assets in Underlying Fixed-Income Portfolios/Funds and approximately 40% (within a range of 30% to 50%) of its assets in Underlying Equity Portfolios/Funds. The Portfolio may invest approximately 10% (within a range of 0% to 20%) of its assets in international equity funds. New York Life Investments may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without prior approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investments will generally allocate such investments equally between U.S. equity funds and international equity funds.

New York Life Investments will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investments will classify them based on certain factors, including, but not limited to, the Underlying Portfolio/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

143

MainStay VP Conservative Allocation Portfolio

New York Life Investments uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
MainStay VP Conservative Allocation Portfolio*	30%	10%	40%	60%

* Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for the Portfolio's investments. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investments monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investments may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investments may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Conflicts of Interest: Potential conflicts of interest situations could arise. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of an Underlying Portfolio/Fund or vice versa. New York Life Investments will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts in light of the fiduciary duty New York Life Investments has to the Portfolio, which requires it to act in the best interests of the Portfolio when selecting Underlying Portfolios/Funds.

144

MainStay VP Conservative Allocation Portfolio

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investments in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investments may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which New York Life Investments takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: The value of a Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Porfolio's manager or subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Porfolio's manager or subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose a Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to a Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested

145

MainStay VP Conservative Allocation Portfolio

at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and Fixed-Income Portfolios may currently face a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of a Portfolio's investments in foreign securities. Foreign securities may also subject a Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by a Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Portfolio could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares the Portfolio receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Capitalization Risk: To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, a Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these

146

MainStay VP Conservative Allocation Portfolio

instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to or held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of three broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a

147

MainStay VP Conservative Allocation Portfolio

broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	10.20%
Worst Quarter
3Q/11	-6.94%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/13/2006	-6.47%	2.54%	7.17%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Conservative Allocation Composite Index (reflects no deductions for fees, expenses, or taxes)		-2.49%	4.25%	6.97%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2008
	Poul Kristensen, Managing Director	Since 2013
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

148

MainStay VP Conservative Allocation Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

149

MainStay VP Moderate Allocation Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital and, secondarily, current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.76%
Total Annual Portfolio Operating Expenses	0.78%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 80	$ 249	$ 433	$ 966
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investments”) or its affiliates (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50% to 70%) of its assets in Underlying Equity Portfolios/Funds, and approximately 40% (within a range of 30% to 50%) of its assets in Underlying Fixed-Income Portfolios/Funds. The Portfolio may invest approximately 15% (within a range of 5% to 25%) of its assets in international equity funds. New York Life Investments may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without prior approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investments will generally allocate such investments equally between U.S. equity funds and international equity funds.

New York Life Investments will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investments will classify them based on certain factors, including, but not limited to, the Underlying Portfolio/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

150

MainStay VP Moderate Allocation Portfolio

New York Life Investments uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
MainStay VP Moderate Allocation Portfolio*	45%	15%	60%	40%

* Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for the Portfolio's investments. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investments monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investments may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investments may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Conflicts of Interest: Potential conflicts of interest situations could arise. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of an Underlying Portfolio/Fund or vice versa. New York Life Investments will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts in light of the fiduciary duty New York Life Investments has to the Portfolio, which requires it to act in the best interests of the Portfolio when selecting Underlying Portfolios/Funds.

151

MainStay VP Moderate Allocation Portfolio

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investments in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investments may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which New York Life Investments takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: The value of a Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Portfolio's manager or subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Portfolio's manager or subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose a Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to a Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested

152

MainStay VP Moderate Allocation Portfolio

at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and Fixed-Income Portfolios may currently face a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of a Portfolio's investments in foreign securities. Foreign securities may also subject a Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by a Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Portfolio could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares the Portfolio receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Capitalization Risk: To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, a Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these

153

MainStay VP Moderate Allocation Portfolio

instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to or held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of three broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a

154

MainStay VP Moderate Allocation Portfolio

broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	12.13%
Worst Quarter
3Q/11	-10.77%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/13/2006	-8.40%	2.90%	8.17%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Moderate Allocation Composite Index (reflects no deductions for fees, expenses, or taxes)		-3.84%	5.05%	8.57%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2008
	Poul Kristensen, Managing Director	Since 2013
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

155

MainStay VP Moderate Allocation Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

156

MainStay VP Moderate Growth Allocation Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital and, secondarily, current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.85%
Total Annual Portfolio Operating Expenses	0.87%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 89	$ 278	$ 482	$ 1,073
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investments”) or its affiliates (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 80% (within a range of 70% to 90%) of its assets in Underlying Equity Portfolios/Funds and approximately 20% (within a range of 10% to 30%) of its assets in Underlying Fixed-Income Portfolios/Funds. The Portfolio may invest approximately 20% (within a range of 10% to 30%) of its assets in international equity portfolios/funds. New York Life Investments may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without prior approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investments will generally allocate such investments equally between U.S. equity funds and international equity funds.

New York Life Investments will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investments will classify them based on certain factors, including, but not limited to, the Underlying Portfolio/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

157

MainStay VP Moderate Growth Allocation Portfolio

New York Life Investments uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
MainStay VP Moderate Growth Allocation Portfolio*	60%	20%	80%	20%

* Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for the Portfolio's investments. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investments monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investments may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investments may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Conflicts of Interest: Potential conflicts of interest situations could arise. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of an Underlying Portfolio/Fund or vice versa. New York Life Investments will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts in light of the fiduciary duty New York Life Investments has to the Portfolio, which requires it to act in the best interests of the Portfolio when selecting Underlying Portfolios/Funds.

158

MainStay VP Moderate Growth Allocation Portfolio

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investments in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investments may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which New York Life Investments takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: The value of a Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Portfolio's manager or subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Portfolio's manager or subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose a Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to a Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested

159

MainStay VP Moderate Growth Allocation Portfolio

at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and Fixed-Income Portfolios may currently face a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of a Portfolio's investments in foreign securities. Foreign securities may also subject a Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by a Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Portfolio could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares the Portfolio receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Capitalization Risk: To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, a Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these

160

MainStay VP Moderate Growth Allocation Portfolio

instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to or held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of three broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a

161

MainStay VP Moderate Growth Allocation Portfolio

broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Portfolio has selected the Moderate Growth Allocation Composite Index as an additional benchmark. The Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	14.52%
Worst Quarter
3Q/11	-14.84%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/13/2006	-10.73%	3.07%	9.31%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Moderate Growth Allocation Composite Index (reflects no deductions for fees, expenses, or taxes)		-5.27%	5.80%	10.11%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2008
	Poul Kristensen, Managing Director	Since 2013
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

162

MainStay VP Moderate Growth Allocation Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

163

MainStay VP Growth Allocation Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.88%
Total Annual Portfolio Operating Expenses	0.90%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 92	$ 287	$ 498	$ 1,108
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investments”) or its affiliates (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Portfolios/Funds (normally within a range of 90% to 100%). The Portfolio may invest approximately 25% (within a range of 15% to 35%) of its assets in international equity funds. The Portfolio may invest up to 10% of its assets in Underlying Fixed-Income Portfolios/Funds. New York Life Investments may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without prior approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investments will generally allocate such investments equally between U.S. equity funds and international equity funds.

New York Life Investments will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investments will classify them based on certain factors, including, but not limited to, the Underlying Portfolio/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

164

MainStay VP Growth Allocation Portfolio

New York Life Investments uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
MainStay VP Growth Allocation Portfolio*	75%	25%	100%	0%

*Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for the Portfolio's investments. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investments monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investments may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investments may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Conflicts of Interest: Potential conflicts of interest situations could arise. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of an Underlying Portfolio/Fund or vice versa. New York Life Investments will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts in light of the fiduciary duty New York Life Investments has to the Portfolio, which requires it to act in the best interests of the Portfolio when selecting Underlying Portfolios/Funds.

165

MainStay VP Growth Allocation Portfolio

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investments in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investments may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which New York Life Investments takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: The value of a Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Portfolio's manager or subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Portfolio's manager or subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose a Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to a Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested

166

MainStay VP Growth Allocation Portfolio

at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and Fixed-Income Portfolios may currently face a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of a Portfolio's investments in foreign securities. Foreign securities may also subject a Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by a Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Portfolio could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares the Portfolio receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Capitalization Risk: To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, a Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these

167

MainStay VP Growth Allocation Portfolio

instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to or held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The Portfolio has selected the

168

MainStay VP Growth Allocation Portfolio

Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	16.14%
Worst Quarter
3Q/11	-17.54%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	2/13/2006	-12.78%	3.18%	9.74%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Growth Allocation Composite Index (reflects no deductions for fees, expenses, or taxes)		-6.75%	6.50%	11.57%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2008
	Poul Kristensen, Managing Director	Since 2013
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus

169

MainStay VP Growth Allocation Portfolio

of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

170

More About Investment Strategies and Risks

Information about each Portfolio's investment objective, principal investment strategies, investment practices and principal risks appears in the relevant summary section for each Portfolio at the beginning of this Prospectus. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to one or more of the Portfolios, including the Underlying Portfolios/Funds in which the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (each, an "Asset Allocation Portfolio", together, the "Asset Allocation Portfolios"), may invest, and the ETPs in which the MainStay VP IQ Hedge Multi-Strategy Portfolio may invest. Some of the Portfolios and Underlying Portfolios/Funds or ETPs may use the investments/strategies discussed below more than other Portfolios and Underlying Portfolios/Funds or ETPs. The strategies and risks below generally apply to (i) the Portfolios, (ii) the Underlying Portfolios/Funds, and (iii) the ETPs in which the MainStay VP IQ Hedge Multi-Strategy Portfolio may invest, as applicable. Therefore, references to a "Portfolio" also include the Underlying Portfolios/Funds and ETPs unless the context requires otherwise. The Portfolios may be subject to risks to different degrees. Not all investments/strategies of the Portfolios may be described in this Prospectus. The fact that a particular risk is not identified as a principal risk for a Portfolio does not mean that the Portfolio is prohibited from investing in securities or investments that give rise to that risk.

Investment Policies and Objectives

Certain Portfolios have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Portfolios has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as described in that Portfolio’s Principal Investment Strategies section and set forth in the Statement of Additional Information (“SAI”). This requirement is applied at the time a Portfolio invests its assets. If, subsequent to an investment by a Portfolio, this requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this requirement. To the extent a Portfolio invests in derivatives, such investments may be counted on a mark-to-market basis for purposes of the 80% policy. The MainStay Group of Funds has adopted a policy to provide a MainStay Portfolio's shareholders with at least 60 days' prior notice of any changes in that Portfolio’s non-fundamental policy with respect to investments of a type suggested by its name. The 80% policies for the MainStay VP MacKay Growth Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP PIMCO Real Return Portfolio and the MainStay VP IQ Hedge Multi-Strategy Portfolio were not adopted pursuant to Rule 35d-1 under the 1940 Act and are not subject to the 60 days’ prior notice policy. However, shareholders of the MainStay VP Cushing Renaissance Advantage Portfolio will be provided at least 60 days' prior notice with respect to a change to the Portfolio's 80% policy. For additional information, please see the SAI.

The MainStay VP U.S. Government Money Market Portfolio has a policy to invest 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. Government securities, as defined under the 1940 Act and interpreted, include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. As a “government money market fund,” the Portfolio is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price. In addition, as a “government money market fund,” the Board has determined that the Portfolio is not subject to liquidity fees and/or redemption gates on redemptions. The Board has reserved the ability to change this determination with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders were provided with specific advance notice of the change.

When the discussion states that a Portfolio “primarily” in a certain type or style of investment, this means that under normal circumstances it will invest at least 65% of its assets, as described above, in that type or style of investment.

Each Portfolio may invest its net assets in other investment companies, including ETFs that invest in similar securities, and count such holdings towards various guideline tests (such as the 80% test required pursuant to Rule 35d-1 under the 1940 Act). In appropriate circumstances, synthetic investments may also count toward various guideline tests (such as the 80% test required pursuant to Rule 35d-1 under the 1940 Act).

Unless otherwise stated, each Portfolio “looks through” its holdings in ETFs to the characteristics of the underlying securities held by the ETF in order to comply with any stated investment strategy, objective or policies. See “Exchange-Traded Funds” below. With respect to the MainStay VP U.S. Government Money Market Portfolio’s policy to invest 99.5% or more of the Portfolio’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully,” the Portfolio may, as appropriate, deem investments in other “government money market funds” pursuant to Rule 2a-7 under the 1940 Act as within its 99.5% policy for compliance purposes.

Each Portfolio’s investment objective is non-fundamental and may be changed without shareholder approval.

171

More About Investment Strategies and Risks

Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the SAI. The following information regarding principal investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

Cash Flow Risk

The amount of cash that the MainStay VP Cushing Renaissance Advantage Portfolio or MainStay VP IQ Hedge Multi-Strategy Portfolio have available to distribute to shareholders will depend on the ability of the Energy Companies, Renaissance Companies or ETPs in which each Portfolio have an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The MainStay VP Cushing Renaissance Advantage Portfolio or MainStay VP IQ Hedge Multi-Strategy Portfolio will likely have no influence over the actions of the Renaissance Companies or ETPs in which they invest with respect to the payment of distributions or dividends. The amount of cash that any individual company or ETP can distribute to its investors, including the MainStay VP Cushing Renaissance Advantage Portfolio or MainStay VP IQ Hedge Multi-Strategy Portfolio, will depend on the amount of cash the company and the ETP's investment performance generates from operations, which will vary from quarter to quarter depending on factors affecting the energy sector generally and the particular business lines of the issuer. Available cash will depend on the company’s operating costs, capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The cash that an MLP will have available for distribution will also depend on the incentive distributions payable to its general partner or managing member in connection with distributions paid to its equity investors.

Commodities and Commodity-Linked Derivatives Risk

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Certain Portfolios may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.

Exposure to the commodities markets may subject the Portfolios to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Commodity-Linked Derivatives. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Structured Notes. Structured notes expose the Portfolios economically to movements in commodity prices. The performance of a structured note is determined by the price movements of the commodity underlying note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Concentration Risk

Because certain Portfolios focus their investments in a specific industry or group of industries, the Portfolios may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. Such Portfolios may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the industries in which they invest. The Portfolios are subject to the risk that: (1) their performance will be closely tied to the performance of those particular industries; (2) their performance will be adversely impacted when such industries experience a downturn; and (3) they will perform poorly during a slump in demand for securities of companies in such industries. Securities of issuers in certain industries are at times volatile, and there may be sharp fluctuations in prices, even during periods of rising prices. To the extent that a Subadvisor’s expectations regarding developments in industries in which a Portfolio invests are not realized, the Portfolio may underperform securities markets generally and more broadly diversified funds.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to

172

More About Investment Strategies and Risks

exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Correlation Risk

There is no assurance that the investment performance of the MainStay VP Indexed Bond Portfolio or MainStay VP MacKay S&P 500 Index Portfolio will equal or exceed that of the Bloomberg Barclays U.S. Aggregate Bond Index or S&P 500® Index, respectively. If the value of each Portfolio’s applicable Index declines, the net asset value ("NAV") of shares of each Portfolio is also likely to decline. Each Portfolio's ability to track its applicable Index may be affected by, among other things, transaction costs; changes in either the composition of the Index or the number of bonds or common stock outstanding for the components of the Index; and timing and amount of purchases and redemptions of the Portfolio's shares.

The investment results of the MainStay VP IQ Hedge Multi-Strategy Portfolio may not equal or exceed those of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. In particular, the MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment results may not equal or exceed those of the Underlying Index because the MainStay VP IQ Hedge Multi-Strategy Portfolio bears certain costs and risks associated with buying and selling securities (when rebalancing the MainStay VP IQ Hedge Multi-Strategy Portfolio’s securities holdings to reflect changes in the Underlying Index or for other similar reasons) while the same costs and risks may not be factored into the investment results of the Underlying Index. Tracking error also may result because the MainStay VP IQ Hedge Multi-Strategy Portfolio incurs certain other fees and expenses not reflected in the Underlying Index. Market disruptions and regulatory restrictions could have an adverse effect on the MainStay VP IQ Hedge Multi-Strategy Portfolio’s ability to adjust its exposure to the required levels to track the Underlying Index. In addition, the MainStay VP IQ Hedge Multi-Strategy Portfolio may use a “representative sampling” approach, which may cause the MainStay VP IQ Hedge Multi-Strategy Portfolio’s returns to not be as well correlated with the return of the Underlying Index as would be the case if the MainStay VP IQ Hedge Multi-Strategy Portfolio purchased all of the Underlying Index Components in the proportions represented in the Underlying Index.

The IndexIQ LLC (the “Index Provider”) relies on third party data it believes to be reliable in constructing the Underlying Index, but there can be no assurance as to the accuracy or availability of such third-party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Underlying Index. Errors with respect to the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the MainStay VP IQ Hedge Multi-Strategy Portfolio and its shareholders. Imperfect correlation between the MainStay VP IQ Hedge Multi-Strategy Portfolio’s portfolio securities and the Underlying Index Components, rounding of prices, changes to the Underlying Index and regulatory requirements may also cause or contribute to the divergence of the MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment results from those of the Underlying Index (i.e., the MainStay VP IQ Hedge Multi-Strategy Portfolio’s returns may not equal or exceed those of the Underlying Index). This risk may be heightened during times of unfavorable market conditions.

In addition, the MainStay VP IQ Hedge Multi-Strategy Portfolio may be unable to invest in certain Underlying Index Components, or invest in them in the exact proportions in which they are represented in the Underlying Index, as a result of legal restrictions or limitations, a lack of liquidity on stock exchanges in which such securities trade, or other reasons. Moreover, the MainStay VP IQ Hedge Multi-Strategy Portfolio may be delayed in purchasing or selling Underlying Index Components. To the extent the MainStay VP IQ Hedge Multi-Strategy Portfolio calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the MainStay VP IQ Hedge Multi-Strategy Portfolio’s ability to track the Underlying Index may be adversely affected. In light of the factors discussed above, the MainStay VP IQ Hedge Multi-Strategy Portfolio’s returns may be lower than the returns of the Underlying Index.

Debt or Fixed-Income Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the

173

More About Investment Strategies and Risks

value of a Portfolio's investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the NAV of a Portfolio that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Portfolio that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of a Portfolio's investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of a debt security usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, a Portfolio's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the United States and many parts of the world, including certain European countries, continue to be near recent historically low levels. These levels of interest rates (or negative interest rates) may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect a Portfolio's performance. The Board of Governors of the Federal Reserve System (“Federal Reserve Board”) has previously taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate near the recent historically low levels. The Portfolio may be subject to heightened interest rate risk because the Federal Reserve Board may continue to raise the federal funds rate, which causes an increase in interest rates. Any such rise in interest rates may be sudden and significant, with unpredictable effects on the financial markets and a Portfolio's investments.

• Extension risk and Prepayment risk: An issuer could exercise its right to pay principal on an obligation held by a Portfolio later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation may decrease, and a Portfolio may also suffer from the inability to reinvest in higher yielding securities. When interest rates decline, securities with stated interest rates may have the principal prepaid earlier than expected, requiring a Portfolio to invest the proceeds at generally lower interest rates.

Debt securities rated below investment grade by an independent ratings agency, such as Standard & Poor’s Ratings Services (“S&P”) or Moody's Investors Service, Inc. ("Moody's") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by a Portfolio and, in turn, the Portfolio’s susceptibility to changes in interest rates.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps a Portfolio manage duration and risk, and attempts to create a more consistent return.

Inflation-protected securities may react differently from other fixed-income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. If interest rates rise due to reasons other than inflation, an investment in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Depositary Receipts

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) and other similar securities represent ownership of securities of

174

More About Investment Strategies and Risks

non-U.S. issuers held in trust by a bank, exchange or similar financial institution. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. These investments may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Transactions

Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures, and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be difficult to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor of the Portfolio is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, a Portfolio could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Portfolio seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Portfolio may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of a Portfolio or result in the deferral of losses that would otherwise be recognized by a Portfolio in determining the amount of dividends distributable to shareholders. As a series of an investment company registered with the Securities and Exchange Commission ("SEC"), each Portfolio must maintain reserves of liquid assets or otherwise "cover" obligations with respect to certain kinds of derivative instruments in accordance with applicable SEC guidance or staff interpretations.

Future regulatory developments may impact a Portfolio's ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Portfolio itself is regulated. These or other legislative or regulatory changes may negatively impact a Portfolio and/or result in a change in its investment strategy.

Direct Investments

Direct investments are investments made directly with an enterprise through a shareholder or similar agreement, not through publicly traded shares or interests. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, direct investments may take longer to liquidate than would be the case for publicly traded securities. Although direct investments may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Distressed Securities

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Portfolio will not receive interest payments on such securities and may incur costs to protect its investment. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which a Portfolio has invested, a Portfolio may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts. In addition, a Portfolio's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Dividend-Paying Stocks

Dividend-paying stocks may underperform the securities of other companies that do not typically produce income or other distributions. In addition, issuers of dividend-paying stock may have discretion at any time to reduce, defer, or stop paying dividends for a stated period of time. Depending upon market conditions, an income-producing stock that meets a Portfolio’s investment criteria may not be

175

More About Investment Strategies and Risks

widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of a Portfolio to produce current income while remaining fully diversified. The distributions received by a Portfolio may not qualify as income for Portfolio investors.

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect a Portfolio's investments in these countries or regions. National policies that may limit a Portfolio's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the United States and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Portfolio's exposure to the risks associated with investing in emerging market countries are magnified if the Portfolio invests in frontier market countries.

Energy Companies Risk and Industry Specific Risk

MLPs and companies in the energy sector are also subject to risks that are specific to the particular industry in which they operate.

Pipeline – Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined petroleum products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for

176

More About Investment Strategies and Risks

their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.

Gathering and Processing – Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Exploration and Production – Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Oil – In addition to the risks applicable to pipeline companies described above, gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain MLPs, Energy Companies, and the oil industry in general.

Propane – Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane, which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Coal – Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Marine Shipping – Marine shipping companies are subject to the supply of, demand for, and level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply and market areas they serve, which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism.

Cash Flow Risk – MainStay VP Cushing Renaissance Advantage Portfolio will derive substantially all of its cash flow from investments in equity securities of Energy Companies. The amount of cash that the Portfolio has available to distribute to shareholders will depend on the ability of the Energy Companies in which the Portfolio has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Related Sectors Risks – In addition to investing in companies in the energy sector, the MainStay VP Cushing Renaissance Advantage Portfolio will invest in energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from lower energy and feedstock costs. Many of the risks applicable to companies in the energy sector discussed herein also apply, directly or indirectly, to such companies.

Energy Concentration Risk

The MainStay VP Cushing Renaissance Advantage Portfolio may be subject to more risks than if it were more broadly diversified over numerous industries and sectors. General changes in market sentiment towards companies in the industries and sectors in which it invests may adversely affect the Portfolio, and the performance of such sectors may lag behind the broader market as a whole. Issuers

177

More About Investment Strategies and Risks

outside the energy sector in which the Portfolio will invest typically consist of industrial and manufacturing and transportation and logistics companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs. As a result, these companies may also be more sensitive to certain risks associated with the energy sector. The Subadvisor seeks to invest the Portfolio’s assets in a portfolio of investments designed to take advantage of changing dynamics in the energy, industrial and manufacturing and transportation and logistics sectors. To the extent that the Subadvisor’s expectations regarding developments in the U.S. energy sector, domestic energy production and the realization of lower energy and feedstock costs and the impact of such developments on companies in which the Portfolio invests and the economy generally are not realized, the Portfolio may underperform securities markets generally and more broadly diversified funds.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Portfolio buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts ("REITs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Portfolio's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Event-Driven Arbitrage

A Portfolio’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the situation does not occur as anticipated (including on the terms originally proposed), when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by the Portfolio may decline sharply and result in losses to the Portfolio if, for example, such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. The consummation of mergers, spin-offs and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings and general market declines. During periods when merger activity is low, for example, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Such arbitrage strategies are also subject to the risk of overall market movements. There is no assurance that the Manager or a Subadvisor will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful merger or similar corporate action.

Exchange-Traded Funds (“ETFs”)

To the extent a Portfolio may invest in securities of other investment companies, the Portfolio may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on the Portfolio's investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. A Portfolio will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by the Portfolio. The Portfolio will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. A Portfolio may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Portfolio or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.

A Portfolio may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

178

More About Investment Strategies and Risks

The MainStay VP IndexIQ Hedge Multi-Strategy Portfolio may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies to invest in those ETFs beyond the limits of the Investment Company Act of 1940, as amended ("1940 Act"), subject to certain conditions. (Ordinarily, the 1940 Act limits a fund's investments in a single ETF to 5% of the fund's total assets and in all ETFs to 10% of the fund's total assets and 3% of the total shares outstanding of an ETF.) In reliance on such exemptive orders, the Portfolio may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively.

Financial Sector Risk

To the extent a Portfolio invests in financial services firms, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the financial sector. Investments in the financial sector may be adversely affected by regulatory changes, interest rate movements, the availability of capital, the cost of borrowing, the rate of debt defaults, increased competition, and adverse conditions in other related markets.

Floaters and Variable Rate Demand Obligations Risks

Floaters and variable rate demand instruments are generally a long-term debt security that resets its interest rate periodically based on changes to general interest rates and requires a third party, such as a broker-dealer or bank, to remarket or repurchase the security for its face value following demand by a Portfolio. Depending on the interest rate environment, a Portfolio may be adversely affected by any delay between the security’s periodic interest rate reset and an intervening change in general interest rates. In a rising interest rate environment, such a delay may prevent a Portfolio from receiving the higher interest rate payments in a timely manner. Additionally, a Portfolio will be subject to the credit risk of any third party supporting or providing the security’s demand feature, if a Portfolio chooses not to hold the security to maturity and instead exercises the demand feature. A Portfolio is also subject to the risk that the third party’s obligations may terminate or the third party otherwise fails to meet its obligations to support or provide the demand feature. If a Portfolio is for whatever reason unable to exercise the demand feature, it will be subject to the liquidity risk of the floater or variable rate demand instrument.

Floating Rate Loans

Floating rate loans are subject to similar risks as other debt instruments, such as prepayment and extension risk, credit risk, interest rate risk and risks associated with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain legal and contractual restrictions on resale or assignment. The limited nature of the market may impair a Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, if the market demand for loans increases, the availability of loans for purchase and the interest rate paid by borrowers on such loans may decrease, which may adversely impact a Portfolio. In current market conditions, many loans are not subject to covenants or other terms that are protective to purchasers, and, as a result, certain terms may be more favorable to borrowers than purchasers.

Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, a Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. The Portfolio may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid on a timely basis or at all. Floating rate loans usually are rated below investment grade or if unrated, determined by the Portfolio’s Manager or Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. Investments in floating rate loans may be particularly subject to risks associated with an economic downturn or a significant increase in interest rates. Generally, riskier investments are in lower rated categories.

Although the floating rate loans in which a Portfolio invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. Floating rate loans are typically senior obligations of the borrower or issuer, and are typically secured by collateral although they may not be fully collateralized and may be uncollateralized. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. In addition, the loan agreement may limit the Portfolio’s rights to exercise remedies against collateral or may impose procedures that delay a Portfolio’s receipt of proceeds of collateral. As a result, a Portfolio may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans may be subject to contractual subordination terms or otherwise may be subject to the risk that a court may subordinate a Portfolio’s interest in a loan or in collateral securing a loan to the interests of other creditors or take other actions detrimental to a Portfolio, including limiting or delaying the remedies or collateral available to a Portfolio. In addition, if

179

More About Investment Strategies and Risks

a Portfolio holds certain floating rate loans, a Portfolio may be required to exercise its rights collectively with other creditors or through an agent bank or other intermediary acting on behalf of multiple creditors, and the value of a Portfolio’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

A Portfolio will typically purchase loans via assignment, which makes a Portfolio a direct lender. However, a Portfolio may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Portfolio also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio might be unable to enter into a transaction in a publicly-traded security of that borrower, potentially for a substantial period of time, when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, a Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Focused Portfolio Risk

If a Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund. A Portfolio’s performance may, therefore, be significantly adversely affected by the performance of such Underlying Portfolio/Fund. An Underlying Portfolio/Fund may concentrate or focus in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class. Thus, the Underlying Portfolio/Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class. Such occurrences or developments may have a significant impact on a Portfolio's investment performance causing such performance to be more volatile than the investment performance of a Portfolio invested more broadly. For example, if an Underlying Portfolio/Fund is concentrated or focused in a particular country, a Portfolio focused in such Underlying Portfolio/Fund would be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Underlying Portfolio/Fund invests.

To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in an industry or group of industries, the MainStay VP IQ Hedge Multi-Strategy Portfolio will concentrate its investments to approximately the same extent as the Underlying Index.

Foreign Securities and Currencies

Generally, foreign securities are issued by companies organized outside the United States or are traded primarily in markets outside the United States, but foreign debt securities may be traded on bond markets or over-the-counter markets in the United States. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, a Portfolio may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries. The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

Many of the foreign securities in which the Portfolios invest are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolio's assets. However, the Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect a Portfolio's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. One or more subadvisors of a Portfolio may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of a Portfolio's assets allocated to the subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain

180

More About Investment Strategies and Risks

cases a Portfolio may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Futures Transactions

A Portfolio may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Portfolio may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Portfolio's ability to invest in foreign currencies, each Portfolio may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Portfolios also may enter into futures contracts traded on foreign futures exchanges.

A Portfolio may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. A Portfolio may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when a Portfolio seeks to close out a futures contract. If no liquid market exists, a Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Portfolio's securities being hedged, even if the hedging vehicle closely correlates with the Portfolio's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Geographic Focus Risk

Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, tax policy and political and social instability. A Portfolio's performance will be particularly susceptible to the conditions in the countries or regions to which it is significantly exposed. For example, a Portfolio's investments in Japan may be subject to additional risks, including those associated with an aging and declining population, which contributes to the increasing cost of Japan’s pension and public welfare system and makes the economy more dependent on foreign trade. Additionally, Japan is prone to natural disasters, such as earthquakes and tsunamis.

Additionally, a Portfolio's investments in the United Kingdom subject the Portfolio to additional risks. For example, the United Kingdom is a substantial trading partner of the United States and other European countries, and, as a result, the British economy may be impacted by adverse changes to the economic health of the United States and other European countries. In addition, in a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as “Brexit”), which may have a negative impact on the economy and currency of the United Kingdom, including increased volatility and illiquidity and potentially lower economic growth.

Growth Stocks

Certain Portfolios may invest in equity securities of companies that their Subadvisors believe will experience relatively rapid earnings growth. Such "growth stocks" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Hard Assets

The MainStay VP Mellon Natural Resources Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political or market events, as well as governmental regulation, impacting the hard assets industries. Specifically, the energy industries can be affected by changes in the prices of supplies and of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations. The metals industries can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Securities of issuers in the precious metals and other hard assets industries are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production

181

More About Investment Strategies and Risks

and distribution of hard assets may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

High-Yield Securities

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody’s, and are considered speculative.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of unusual or adverse market, economic or political conditions or rising interest rates, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default.

High Yield Municipal Bond Risk

Certain Portfolios may invest in high-yield municipal bonds. High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity and valuation risks as compared to other municipal bonds and to high-yield debt securities generally. High-yield municipal bonds are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the relevant Subadvisor and are generally considered to be speculative. Analysis of the creditworthiness of issuers of high-yield municipal bonds may be more complex than for issuers of higher quality debt securities, and, as a result, the ability of a Portfolio to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Portfolio was investing in higher quality bonds.

There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for a Portfolio to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates, which could adversely affect and cause large fluctuations in a Portfolio's daily NAV. High-yield municipal bonds may be more likely than other municipal bonds to be considered illiquid. It may be difficult for a Portfolio to obtain an accurate or recent market quotation for a high-yield municipal bond, which may cause the security to be "fair valued" in accordance with the Portfolio’s valuation policies.

High-yield municipal bonds are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher quality bonds. If the issuer of a high-yield municipal bond defaults, a Portfolio may incur additional expenses in seeking recovery. The high-yield municipal bonds in which a Portfolio may invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds, which may adversely affect the value of these investments.

Hybrid Instruments

A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

Illiquid and Restricted Securities

Certain Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell.

Securities and other investments purchased by a Portfolio may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. more difficult to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to

182

More About Investment Strategies and Risks

securities traded over-the-counter, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase and sell such securities.

If one or more instruments in a Portfolio's portfolio become illiquid, the Portfolio may exceed its limit on illiquid investments. In the event that this occurs, the Portfolio must take steps to bring the aggregate amount of illiquid investments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Portfolio to liquidate any portfolio instrument where the Portfolio would suffer a loss on the sale of that investment.

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, the Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to the Portfolio. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities.

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. A principal risk of investing in restricted securities is that they may be difficult to sell.

Index Strategy

Certain Portfolios may employ an index strategy. Therefore, the adverse performance of a particular security ordinarily will not result in the elimination of the security from the Portfolio’s portfolio. The Portfolio’s performance may vary from the index’s performance due to factors such as transaction costs, imperfect correlation between the Portfolio’s holdings and those of the index, and changes in the composition of the index. Also, the Portfolio's fees and expenses will reduce the Portfolio's returns, unlike those of the index. An investment cannot be made directly in an index.

In the case of the MainStay VP IQ Hedge Multi-Strategy Portfolio, the Underlying Index may not be successful in replicating the performance of its target strategies. In constructing the underlying strategies of the Underlying Index, the Index Provider may not be successful in replicating the target returns. There is a risk that hedge fund return data provided by third-party hedge fund data providers may be inaccurate or may not reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases, among other factors. In addition, there is no assurance that the MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment results will equal or exceed those of the Underlying Index or of the MainStay VP IQ Hedge Multi-Strategy Portfolio’s broad-based securities market index. The MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment results (and those of the Underlying Index) may generally be expected to be different from the MainStay VP IQ Hedge Multi-Strategy Portfolio’s broad-based securities market index over various time periods and investment cycles. It is not possible to invest directly in an index.

The MainStay VP IQ Hedge Multi-Strategy Portfolio’s performance may be adversely affected by the Index Provider’s processes and methodology in constructing the Underlying Index, including as a result of inherent design risks, such as the Index Provider’s rules-based methodology, the underlying asset class weightings and the allocation between and among the various hedge fund investment styles reflected in the Underlying Index. Thus, there is no assurance that the Underlying Index’s methodology will generate or produce the intended results, including accurately achieving exposure to the overall hedge fund universe.

Investments in Other Investment Companies

A Portfolio may invest in other investment companies, including open-end funds, closed-end funds, and ETFs.

A Portfolio may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. A Portfolio might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Portfolio may not be able to buy those securities directly. Any investment in another investment company would be consistent with a Portfolio’s objective and investment program. A Portfolio generally will directly bear its proportionate share of the management fees and other expenses that are charged by other investment companies, which also may be advised by the Manager or its affiliates, in addition to the management fees and other expenses paid by the Portfolio.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect a Portfolio’s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual NAV of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

The MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment performance, because it is a fund of funds, depends on the investment performance of the ETPs in which it invests. An investment in the MainStay VP IQ Hedge Multi-Strategy Portfolio is subject to the risks associated with the ETPs that comprise the Underlying Index. The MainStay VP IQ Hedge Multi-Strategy Portfolio’s shareholders will indirectly pay a proportional share of the fees, if any, of the ETPs in which it invests. There is a risk that the Index Provider’s and the Subadvisor’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based

183

More About Investment Strategies and Risks

on actual market conditions. In addition, at times certain of the segments of the market represented by the ETPs may be out of favor and underperform other segments.

Large Transaction Risk

To minimize disruptions to the operations of a Portfolio, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. When New York Life Investments determines to initiate a transaction with an Underlying Portfolio/Fund, New York Life Investments generally coordinates directly with the portfolio managers of the Underlying Portfolio/Fund to ensure that the transactions are accommodated efficiently and in a cost effective manner, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Leverage

To the extent a Portfolio employs certain strategies and instruments (e.g., derivatives) that result in direct or indirect economic leverage, a Portfolio may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require a Portfolio to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk

Certain Portfolios are subject to liquidity and valuation risk. Liquidity risk is the risk that a Portfolio could not meet redemption requests without significant dilution of remaining investors’ interests in a Portfolio. Liquidity risk exists when particular investments are difficult to sell, possibly preventing a Portfolio from selling the investments at an advantageous time or price. Liquidity risk may also exist because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Markets for debt and other fixed-income securities have consistently grown over the past three decades. However, the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. A Portfolio's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.

Valuation risk refers to the potential that the sales price a Portfolio could receive for any particular investment may differ from the Portfolio’s valuation of the investment. Valuation of a Portfolio’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Portfolio’s NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Portfolio’s NAV. A Portfolio (or the Manager or Subadvisor) may rely on various sources of information to value investments and calculate NAVs. A Portfolio may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Determining the Portfolio's Shares Prices ("NAV") and the Valuation of Securities," "Investment in the Portfolios by Unaffiliated Insurance Companies and Retirement Plans," and "Portfolio Holdings Information."

In October 2016, the SEC adopted a rule that regulates the management of liquidity risk by investment companies registered under the 1940 Act, such as the Portfolios. The rule may negatively impact a Portfolio. New York Life Investments continues to evaluate the potential impact of this regulation on the Portfolios. The initial compliance date for certain requirements of the rule was December 1, 2018, and the compliance date for the remaining requirements of the rule is June 1, 2019.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its

184

More About Investment Strategies and Risks

rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

A Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults. Participations are subject to risks generally associated with debt securities; however, Participations may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Portfolio may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a Participation or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.

Long/Short Risk

The MainStay VP IQ Hedge Multi-Strategy Portfolio seeks long exposure to certain securities and may seek short exposure to certain other securities. There is no guarantee that the returns on the MainStay VP IQ Hedge Multi-Strategy Portfolio’s long or short positions will produce high, or even positive, returns and the MainStay VP IQ Hedge Multi-Strategy Portfolio could lose money if either or both the MainStay VP IQ Hedge Multi-Strategy Portfolio’s long and short positions produce negative returns. In addition, the MainStay VP IQ Hedge Multi-Strategy Portfolio may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

Market Capitalization Risk

To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Portfolio’s performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for a Portfolio to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of a Portfolio’s investments may fluctuate and/or decline because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar objectives. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which a Portfolio invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the NAV of a Portfolio’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. A Portfolio potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as

185

More About Investment Strategies and Risks

increased or changing regulations. Thus, investments that the Manager or a Subadvisor believes represent an attractive opportunity or in which the Portfolio seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Portfolio may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

MLPs and Companies in the Energy Sector

Many issuers in the energy sector are organized as master limited partnerships (“MLPs”). MLPs are formed as limited partnerships or limited liability companies under state law and are generally subject to tax as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are publicly listed and traded on a U.S. securities exchange. An MLP typically issues general partner and limited partner interests or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity and has an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.

Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally are not subject to entity-level U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and a separate tax on corporate dividends).

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues, cash flows, and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate. MLPs and companies in the energy sector are subject to certain risks, including, but not limited to, the following:

Commodity Price Risk – MLPs and companies in the energy sector may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids, and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods among others. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. The prices of companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and companies in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Cyclicality Risk – The operating results of MLPs and companies in the energy sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of the issuers in which the Portfolios will invest.

Supply Risk – A significant decrease in the production of natural gas, crude oil, coal or other energy commodities would reduce the revenue, operating income and operating cash flows of certain MLPs and companies in the energy sector and, therefore, their ability to make distributions or pay dividends. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental

186

More About Investment Strategies and Risks

regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources among others.

Demand Risk – A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect the revenues and cash flows of certain MLPs and companies in the energy sector. A decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase; or a shift in consumer demand for such products among others. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.

Risks Relating to Expansions and Acquisitions – MLPs and companies in the energy sector employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by a Portfolio from companies that grow through acquisitions.

Competition Risk – The energy sector is highly competitive. Companies in which a Portfolio may invest face substantial competition from other companies, many of which have greater financial, technological, human and other resources, in acquiring natural resources assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the companies in which a Portfolio invests are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the investment results of a Portfolio.

Natural Disaster Risk – Extreme weather conditions could result in substantial damage to the facilities of certain MLPs and companies in the energy sector located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities.

Interest Rate Risk – The prices of debt securities of the companies a Portfolio may hold in its portfolio and the prices of the equity securities held in its portfolio are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain companies as a result of the increased availability of alternative investments with yields comparable to those of companies. Rising interest rates could adversely impact the financial performance of companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

Legislation and Regulatory Risk – The profitability of MLPs and companies in the energy sector could be adversely affected by changes in the regulatory environment. Such companies are subject to significant foreign, federal, state and local regulation of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices the companies may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Laws, regulations or enforcement policies could be enacted in the future which may increase compliance costs, limit certain operations and may adversely affect the financial performance of MLPs and companies in the energy sector. The nature of such regulations cannot be predicted at this time. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly requirements. There have been proposals in Congress to eliminate certain tax incentives widely used by energy and energy-related companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect companies in which a Portfolio may invest and/or the energy sector generally.

Bankruptcy proceedings could be adverse to a Portfolio’s investment in a company in the natural resources or energy sector. For example, a Portfolio may invest in a company that seeks restructuring through bankruptcy proceedings (or invest in a company that has business relationships with another company that seeks restructuring through bankruptcy proceedings). In bankruptcy proceedings, there can be considerable delay in reaching accord on a restructuring plan and such delays (and other factors) could result in costs or losses to a Portfolio. In addition, the outcome of bankruptcy proceedings may be disadvantageous to a Portfolio’s investment. Investments in certain companies in the natural resources or energy sector may be particularly susceptible to risks associated with bankruptcy or other court action during downturns in the natural resources or energy markets.

187

More About Investment Strategies and Risks

Environmental Risk – There is an inherent risk that MLPs and companies in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Companies may not be able to recover these costs from insurance.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

• the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions,

• the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water,

• the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

• the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a byproduct of burning fossil fuels, and methane, the major constituent of natural gas. These measures and future measures could result in increased costs to certain companies in which the Portfolios may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Portfolios may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act of 1990, as amended (the “Clean Air Act”), the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of a Portfolio’s investments.

The types of regulations described above can change over time in both scope and intensity, may have adverse effects on MLPs companies in the energy sector and may be implemented in unforeseen manners on an “emergency” basis in response to catastrophes or other events.

Affiliated Party Risk – Certain MLPs and companies in the energy sector are dependent on their parents or sponsors for a majority of their revenues. Any failure by a parent or sponsor to satisfy its payments or obligations would impact the company’s revenues and cash flows and ability to make distributions. Moreover, the terms of a company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the company as a transaction with a non-affiliate.

Technology Risk – Companies that are focused on developing new technologies are strongly influenced by technological changes. Technology development efforts by companies in the natural resources and energy sectors may not result in viable methods or products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such companies may be considerably more volatile than that in more established segments of the economy.

MLPs and Other Natural Resources Sector Companies

Certain Portfolios invest in the natural resources sector, with an emphasis on securities issued by MLPs. MLPs and other natural resources sector companies are subject to risks related to the natural resources sector, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk, environmental risk or other risks arising from their specific business strategies. A

188

More About Investment Strategies and Risks

downturn in this sector of the economy could have an adverse impact on a Portfolio. At times, the performance of securities of companies in this sector of the economy may lag performance of other sectors or the broader market as a whole.

MLP Structure Risk

Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Debt securities of MLPs do not offer the advantageous tax characteristics of MLP equity securities. MLP debt securities may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect a Portfolio or the MLPs or other natural resource sector companies in which a Portfolio invests. Any such changes could negatively impact a Portfolio’s shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Portfolio’s shareholders. There have been proposals in Congress to eliminate certain tax incentives widely used by energy and energy-related companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other natural resources sector companies in which a Portfolio invests and/or the energy sector generally.

A Portfolio’s ability to meet its investment objective will depend partially on the amounts of taxable income, distributions and dividends it receives from the securities in which it will invest, a factor over which it will have no control. The benefit a Portfolio will derive from its investment in MLPs is largely dependent on the MLPs generally being treated as partnerships for U.S. federal income tax purposes. As a partnership, an MLP has is generally not subject to U.S. federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for U.S. federal income tax purposes, it would be subject to U.S. federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 21%). In addition, if an MLP were to be treated as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by it would be reduced and distributions received by a Portfolio from it would be subject to tax under U.S. federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of MLPs as corporations for U.S. federal income tax purposes would result in a reduction in the after-tax return to the Portfolio, likely causing a reduction in the value of the Portfolio’s shares.

In addition, MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing common unit holders, including the Portfolio’s ownership interest. The value of an MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Securities issued by MLPs trade publicly but may trade less frequently than those of larger companies. As a result, MLP securities may experience abrupt or erratic price movements at times. Investments in MLP securities that are less actively traded or over time experience decreased trading volume may restrict a Portfolio’s ability to take advantage of other market opportunities or to dispose of securities and adversely affect the Portfolio’s returns.

Money Market/Short-Term Securities Risk

To the extent that a Portfolio invests in money market or short-term securities, the Portfolio may be subject to certain risks associated with such investments. An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. It is possible for a Portfolio to lose money by investing in money market funds. A money market fund may not achieve its investment objective. Changes in government regulations may affect the value of an investment in a money market fund.

Mortgage Dollar Roll Transactions

In a mortgage dollar roll transaction, a Portfolio sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date. During the roll period, a Portfolio foregoes principal and interest paid on the securities. These transactions involve a risk of loss if the value of the securities that a Portfolio is obligated to purchase declines below the purchase price prior to the repurchase date. They may also have a leveraging effect on a Portfolio.

Mortgage Pass-Through Securities

Investments in mortgage pass-through securities are subject to similar market risks for fixed-income securities which include, but are not limited to, interest rate risk and credit risk. Mortgage pass-through securities are also subject to prepayment risk, which is the risk that borrowers will prepay their mortgages and cause a decline in a Portfolio’s income and share price. Additionally, mortgage pass-through securities are subject to extension risk, which is the risk that mortgage payments will decline during times of rising interest rates and extend the duration of these securities, making them more sensitive to interest rate changes.

189

More About Investment Strategies and Risks

Transactions in mortgage pass-through securities often occur through the use of TBA transactions. Default by or bankruptcy of a counterparty to a TBA transaction could expose a Portfolio to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.

Mortgage-Related and Other Asset-Backed Securities

Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, collateralized bond obligations, and collateralized loan obligations and other similarly structured vehicles. Mortgage-related securities are a type of asset-backed security and include mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are asset-backed securities that represent interests in pools of residential or commercial mortgages.

Some asset-backed securities do not have a security interest in the underlying collateral or any government guarantee for repayment. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved as well as the value of the collateral. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities are subject to the risk that borrowers may default or be anticipated to default on their obligations underlying the securities or any guarantees under the securities may fail or otherwise be unavailable. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. In the case of prepayments, a Portfolio may be forced to reinvest the proceeds at a lower interest rate. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise (making it more susceptible to interest rate risk) and increase the potential for a Portfolio to lose money. Some asset-backed securities are particularly subject to credit, liquidity and valuation, interest rate and prepayment risk and additional risks may arise as a result of the type of asset-backed securities in which a Portfolio invests. In addition, certain regulatory changes may increase the costs to a Portfolio of investing in asset-backed securities and a Portfolio’s investments in these securities may be adversely affected.

Multiple Manager Risk

Certain Portfolio's assets are managed by multiple Subadvisors. A Portfolio’s performance relies on the Manager’s selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on each Subadvisor’s skill in implementing their respective strategy or strategies. While the Manager will monitor the overall management of the Portfolios, each Subadvisor makes independent investment decisions. The investment styles and strategies of the Portfolio’s Subadvisors may not complement each other as expected by the Manager, and the decisions made by one Subadvisor may conflict with decisions made by one or more other Subadvisors, both of which could adversely affect the performance of the Portfolios.

The Manager may experience conflicts of interest in its selection of Subadvisors for the Portfolios. One or more Subadvisors to the Portfolios may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

The multi-manager approach may also cause the Portfolios to invest a substantial percentage of its assets in certain types of securities, causing the exposure to a given region, country, industry or investment style to unintentionally be smaller or larger than if the Portfolios had a single Subadvisor, which could increase the Portfolio’s concentration of risk. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

A multi-manager approach may also cause the Portfolio's portfolio turnover rate to be greater than the portfolio turnover rate of a single manager Portfolio, which may result in higher levels of realized capital gains or losses with respect to the Portfolio's portfolio securities, higher brokerage commissions and other transaction costs.

Municipal Securities

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of a Portfolio’s holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which a Portfolio invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which a Portfolio may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years,

190

More About Investment Strategies and Risks

Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of a Portfolio's holdings in Puerto Rico municipal securities. In addition, Puerto Rico has recently experienced other events that have adversely affected its economy, infrastructure, and financial condition, which may prolong any debt restructuring and economic recovery efforts and processes. A Portfolio’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

A Portfolio may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Portfolio's exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by a Portfolio from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities.

Natural Resources Sector Risk

Investments in the natural resources and related sectors may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which foreign securities are subject also may affect domestic companies in which the Portfolio invests if they have significant operations or investments in foreign countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both domestic and foreign) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources sectors. A downturn in these sectors of the economy could have an adverse impact on a Portfolio. At times, the performance of securities of companies in these sectors of the economy may lag performance of other sectors or the broader market as a whole.

Non-Diversification Risk

A Portfolio that is "non-diversified" may invest a greater percentage of its assets in the securities of a single issuer than a Portfolio that is "diversified" (a “diversified” investment company, with respect to 75% of its total assets, is not generally permitted to invest more than 5% of such assets in the securities of a single issuer or own more than 10% of an issuer's outstanding voting securities). A non-diversified Portfolio is therefore more vulnerable to market, economic, political or regulatory events impacting issuers of individual portfolio securities than a diversified Portfolio. Some of those issuers also may present substantial credit or other risks. For example, default by the issuer of an individual security in such a Portfolio's portfolio may have a greater negative effect on the Portfolio’s returns or NAV than a similar default in a diversified portfolio. A non-diversified Portfolio’s performance may be disproportionately impacted by the performance of relatively few securities.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right, but not the obligation, to buy from (call) or sell to (put) the seller (writer) of the option the security, currency or futures contract underlying the option at a specified exercise price at any time during the term of the option. If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Passive Management Risk

The MainStay VP IQ Hedge Multi-Strategy Portfolio seeks to correspond generally to the price and yield performance of its Underlying Index. Similarly, the MainStay VP Indexed Bond Portfolio and the MainStay VP MacKay S&P 500 Index Portfolio seek to correspond to the total return performance of their respective index. These Portfolios are not “actively” managed and would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) their respective index.

Portfolio Management Risk

The investment strategies, practices and risk analysis used by a Subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The Subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in a loss to the Portfolio. A Subadvisor’s judgment about whether securities acquired by the Portfolio will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.

A quantitative model used by a Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software

191

More About Investment Strategies and Risks

or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

To the extent that a Subadvisor determines not to pursue an investment opportunity for nonfinancial reasons, such as its ESG criteria, the Portfolio may forgo some market opportunities available to other funds. The application of ESG criteria may result in the Portfolio investing in securities or industry sectors that underperform the market as a whole or underperform other funds that do not take into account ESG criteria. In addition, securities of companies that meet the ESG criteria may shift into and out of favor depending on market and economic conditions.

Preferred Stock

Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions.

In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking portfolio provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

Private Placement and Restricted Securities

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, a Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to a Portfolio. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities. Privately issued securities that are determined to be “illiquid” would be subject to a Portfolio’s policy of not investing more than 15% of its net assets in illiquid securities.

Real Estate Investment Trusts ("REITs")

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. REITs are also susceptible to the risks associated with the types of real estate investments they own and adverse economic or market events with respect to these securities and property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed-property types). A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by the Portfolio, affect the value of its investments, and limit the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Portfolio to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to a Portfolio’s investment practices. Certain regulatory authorities may also prohibit or restrict the ability of a Portfolio to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, a Portfolio may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Portfolio. Legislation or regulation may change the way in which a Portfolio is regulated. Neither New York Life Investments nor a Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its respective investment objective. A Portfolio’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investments, the Subadvisor or the Portfolio.

192

More About Investment Strategies and Risks

Companies in the natural resources and natural resources related sectors are subject to greater governmental regulation than certain other industries. As a result, changes in regulatory policies, including government regulations (both domestic and foreign) or policies of intergovernmental organizations that may affect the supply of and demand for natural resources, may be more likely to adversely affect the value of securities issued by these companies.

The utilities group of industries is subject to significant government regulation and oversight, including regulatory limits on rates, profits and the ability to pay dividends to investors as well as restrictions on a company’s access to new markets, which may adversely affect the Portfolio’s investments in utilities issuers. In addition, deregulation of the utilities group of industries may subject utility companies to greater competition and may reduce their profitability. Together, these risks subject utilities issuers to uncertainty and may result in increased price volatility of securities of issuers in the utilities group of industries.

Repurchase Agreements

Certain Portfolios may enter into repurchase agreements with certain sellers in accordance with guidelines adopted by the Board. A repurchase agreement is an instrument under which a Portfolio acquires a security and the seller agrees, at the time of the sale, to repurchase the security at an agreed upon time and price. A Portfolio’s use of repurchase agreements is generally intended to be a means for the Portfolio to earn income on uninvested cash, but there is no guarantee that a repurchase agreement will provide income.

Repurchase agreements subject a Portfolio to counterparty risks, including the risk that the seller of the underlying security will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Portfolio. If the seller defaults on its obligations under the agreement, the Portfolio may incur costs, lose money or suffer delays in exercising its rights under the agreement. If the seller fails to repurchase the underlying instruments collateralizing the repurchase agreement, the Portfolio may lose money. The credit, liquidity and other risks associated with repurchase agreements are heightened when a repurchase agreement is secured by collateral other than cash or U.S. government securities.

Rights and Warrants

To the extent that a Portfolio invests in equity securities, the Portfolio may invest in rights and warrants. The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, a Portfolio will lose its entire investment in such right or warrant.

Risk Management Techniques

Various techniques can be used to increase or decrease a Portfolio’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Portfolio's portfolio of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor of a Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Short Selling

If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Portfolio may have substantial short positions and may borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, a Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

193

More About Investment Strategies and Risks

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage, which creates special risks. The use of leverage may increase a Portfolio's exposure to long equity positions and make any change in the Portfolio's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that a Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful. A Portfolio cannot guarantee that the use of leverage will produce a higher return on an investment.

Swap Agreements

The Portfolios may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. For example, credit default swaps can result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and a Portfolio would lose the value of the security or other consideration it should have received in the swap. A Portfolio may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. A Portfolio may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A Portfolio’s use of total return swap agreements will subject the Portfolio to the risks applicable to swap agreements discussed herein, and a Portfolio may be adversely affected. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Tax Risk

Certain Portfolios' investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Portfolio; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Furthermore, to the extent that any futures contract or option on a futures contract held by the Portfolio is a “Section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Portfolio transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), a Portfolio may, for temporary defensive purposes or for liquidity purposes (which may be for a prolonged period) invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance

194

More About Investment Strategies and Risks

with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may also invest without limit in cash, money market securities or other investments.

The MainStay VP U.S. Government Money Market Portfolio also may invest outside the scope of its principal investment strategies in securities other than money market instruments for temporary defensive purposes, subject to Rule 2a-7 under the 1940 Act and its investment guidelines.

To-Be-Announced ("TBA") Securities

In a TBA securities transaction, a seller agrees to deliver a security to a Portfolio at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Portfolio agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by a Portfolio to purchase the securities. A Portfolio will lose money if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

U.S. Government Securities Risk

There are different types of U.S. government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are.

Utilities Sector Risk

Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

Value Stocks

Certain Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what a Portfolio's portfolio manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that the portfolio manager anticipates.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. There is a risk that the security could be worth less when it is issued than the price a Portfolio agreed to pay when it made the commitment. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Yankee Debt Securities

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the United States. Investments in Yankee debt securities may involve many of the same risks of investing in foreign securities and debt securities.

Yield

The amount of income received by a Portfolio will vary, and there can be no guarantee that the Portfolio will achieve or maintain any particular level of yield. The yields received by a Portfolio on its investments will vary from day to day depending on various factors, including changes in short-term interest rates. A Portfolio’s yield will generally decline as interest rates decline. If interest rates increase, a Portfolio’s yield may not increase proportionately. During periods of very low short-term interest rates, a Portfolio’s expenses could exceed all or a portion of the Portfolio’s income, and the Portfolio may not be able to maintain a positive yield.

195

More About Investment Strategies and Risks

Zero Coupon and Payment-in-Kind Bonds

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. Certain Portfolios may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to a Portfolio on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Portfolio may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Portfolio’s assets and may thereby increase its expense ratio and decrease its rate of return.

In addition to the principal investments described above, the Portfolios may also invest or engage in, or be subject to risks associated with, the following:

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are generally subject to the risks of foreign securities.

Closed-End Funds

Certain Portfolios may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange (“Exchange”) or the NASDAQ Stock Market, Inc. ("NASDAQ"). Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio of securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to their purchase by a Portfolio. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Portfolio to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of directly owning the underlying securities. Since closed-end funds may trade on exchanges, a Portfolio may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Initial Public Offerings ("IPOs")

IPO share prices are frequently volatile due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may have a magnified impact on the performance of a Portfolio with a small asset base. The impact of the investments in IPO shares on a Portfolio's performance will likely decrease as the Portfolio's asset size increases, which could reduce the Portfolio's returns. IPOs may not be consistently available to a Fund for investing, particularly as the Portfolio's asset base grows. A Portfolio may hold IPO shares for a very short period of time, which may increase the Portfolio’s portfolio turnover and expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Large Investments by Shareholders

From time to time, the Portfolios may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Portfolio's performance if the Portfolio was required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Portfolio's transaction costs.

Lending of Portfolio Securities

The Portfolios may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. In determining whether to lend securities, the Manager or the Subadvisor of a

196

More About Investment Strategies and Risks

Portfolio or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that a Portfolio may lose money in the event that the borrower fails to return the securities to the Portfolio in a timely manner or at all. A Portfolio also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, a Portfolio could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to a Portfolio on a timely basis and the Portfolio may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Portfolio.

Operational and Cyber Security Risk

The Portfolios are exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of a Portfolio’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. Additionally, the Portfolios and their service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption, destruction or denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches may adversely impact the Portfolios and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting the Portfolio’s ability to calculate its NAV, causing the release of confidential shareholder or Portfolio information, impeding trading, causing reputational damage and subjecting a Portfolio to fines, penalties or financial losses. The Portfolios seek to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, certain Portfolios may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Portfolio is found in the relevant summary section for each Portfolio and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Portfolio with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Portfolio). These effects of high portfolio turnover may adversely affect the performance of a Portfolio.

Restricted Securities

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in restricted securities is that they may be difficult to sell.

Risk of Increase in Expenses

Your actual costs of investing in a Portfolio may be higher than the expenses shown in “Total Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Technology Stock Risk

Investments in technology companies may be subject to various risks, including risks relating to falling prices and profits, competition from new domestic and international market entrants, difficulty in obtaining financing and general economic conditions. In addition, the products of technology companies may face obsolescence associated with rapid technological developments and innovation, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. The profitability of technology companies, and a Portfolio’s investment in such companies, may be particularly vulnerable to changing market demand, research and development costs and availability and price of components and related commodities, which may be influenced or characterized by unpredictable factors. In addition, technology stocks historically have experienced unusually wide price swings, thus potentially causing a Portfolio’s performance to be more volatile than a fund not invested in technology companies.

Terrorism and Market Disruption Risk

Terrorist attacks and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.

Global political and economic instability could affect the operations of companies in which the Portfolios invest in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The operations of MLPs and companies in the natural resources and energy sectors are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions.

197

More About Investment Strategies and Risks

The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of impacted companies.

In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs. Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.

Other information about the Portfolios:

Index Provider for the Underlying Index

IndexIQ LLC is the index provider for the Underlying Index. IndexIQ LLC is in the business of developing and maintaining financial indexes, including the Underlying Index. IndexIQ LLC has entered into an index licensing agreement with IndexIQ Advisors LLC to allow IndexIQ Advisors LLC’s use of the Underlying Index for the operation of the MainStay VP IQ Hedge Multi-Strategy Portfolio. IndexIQ Advisors LLC pays licensing fees to IndexIQ LLC. IndexIQ Advisors LLC has entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Manager to allow the MainStay VP IQ Hedge Multi-Strategy Portfolio to utilize the Underlying Index. The MainStay VP IQ Hedge Multi-Strategy Portfolio pays no fees to the Manager, IndexIQ Advisors LLC or IndexIQ LLC under the Sub-Licensing Agreement.

Information Regarding Bloomberg Barclays U.S. Aggregate Bond Index

This index is an unmanaged index of approximately 10,000 U.S. Treasury, government-related, and investment grade corporate and securitized fixed income securities. The index primarily consists of: obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and publicly-traded or 144A corporate and securitized fixed-income securities that either have a rating of BBB or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service, Inc., or an equivalent rating from another nationally recognized statistical rating organization (“NRSRO”), or are expected to be rated at that level based on the actual ratings of the issuer’s other “index-eligible” fixed-income securities. Certain securities, such as floating-rate issues, bonds with equity-type features, private placements, inflation-linked bonds, and SEC Rule 144A securities without registration rights, among others, are excluded from the index. The index includes all “index-eligible” securities that meet minimum par amounts outstanding.

Information Regarding Standard & Poor's®

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. The MainStay VP MacKay S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES OF THE ASSET ALLOCATION PORTFOLIOS

Asset Allocation Risk

The Asset Allocation Portfolios utilize an asset allocation strategy in pursuit of their respective investment objectives. Thus, an Asset Allocation Portfolio’s investment performance depends upon the Manager’s allocation and reallocation of the Asset Allocation Portfolio’s assets among Underlying Portfolios/Funds with exposure to various asset classes, investments, advisers, strategies and/or investment styles. Although the Asset Allocation Portfolios’ asset allocation strategies are intended to limit each Asset Allocation Portfolio’s exposure to the risks of any one asset class, investment or style, New York Life Investments may favor one or more Underlying Portfolios/Funds that may not achieve their investment objective and/or may underperform other investments or assets or the securities markets as a whole, thereby causing the Asset Allocation Portfolio to underperform other funds with similar investment objectives and/or strategies. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Asset Allocation Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would likely perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other investments. Moreover, because each Asset Allocation Portfolio limits the amount of its assets that may be allocated to each asset class, an Asset Allocation Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. Subject to such limitations, New York Life Investments may adjust allocations to various Underlying Portfolios/Funds. Such adjustments may not produce the intended results and an Asset Allocation Portfolio may not achieve its investment objective, in whole or in part. In addition, the asset allocation determinations made by New York Life Investments may not be ideal for all investors and may not effectively increase returns or decrease risk for investors. Investing in an Underlying Portfolio/Fund will also expose the Asset Allocation Portfolio to a pro rata portion of the Underlying Portfolio's/Fund’s fees and expenses. In addition, one Underlying Portfolio/Fund may buy the same securities that another Underlying Portfolio/Fund sells. Therefore, the Asset Allocation Portfolio would indirectly bear the costs of these trades without accomplishing the investment purpose. For purposes of applicable regulatory limitations, exchange-traded funds advised by IndexIQ Advisors LLC are

198

More About Investment Strategies and Risks

considered to be in the same group of investment companies as the Portfolios because IndexIQ Advisors LLC and New York Life Investments are under common control.

Conflicts of Interest

Potential conflicts of interest situations could occur where New York Life Investments is subject to competing interests that have the potential to influence its investment decisions for an Asset Allocation Portfolio. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because, for example, the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the portfolio managers may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or the cash flow needs of certain Underlying Portfolios/Funds. For example, New York Life Investments may be influenced by its view of the best interests of Underlying Portfolios/Funds, such as a view that an Underlying Portfolio's/Fund may benefit from additional assets or could be harmed by redemptions. New York Life Investments and the portfolio managers have a fiduciary duty to each Asset Allocation Portfolio to act in that Asset Allocation Portfolio's best interests when selecting Underlying Portfolios/Funds. Under the oversight of the Board and pursuant to applicable policies and procedures, New York Life Investments will carefully analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts. An Asset Allocation Portfolio's or Underlying Portfolio's/Fund’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investments or the Asset Allocation Portfolio or applicable policies and procedures of New York Life Investments or the Underlying Portfolio/Fund. For example, if a portfolio manager comes into possession of material, non-public information about an affiliated Underlying Portfolio/Fund, the portfolio manager could potentially be restricted from transacting in the Underlying Portfolio's/Fund’s shares, which may adversely affect the Asset Allocation Portfolio.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES OF THE MAINSTAY VP CUSHING RENAISSANCE ADVANTAGE PORTFOLIO

The MainStay VP Cushing Renaissance Advantage Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies (collectively referred to with respect to the MainStay VP Cushing Renaissance Advantage Portfolio’s investment policies and strategies as “Energy Companies”), (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs (collectively, “Industrial Companies”) and, (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry (collectively, “Logistics Companies” and, together with Energy Companies and Industrial Companies, “Renaissance Companies”). The MainStay VP Cushing Renaissance Advantage Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Consistent with such intention, the MainStay VP Cushing Renaissance Advantage Portfolio will invest no more than 25% of its total assets in securities of MLPs that qualify as publicly traded partnerships, which are treated as partnerships under the Internal Revenue Code. The MainStay VP Cushing Renaissance Advantage Portfolio may invest in companies of any market capitalization size. The MainStay VP Cushing Renaissance Advantage Portfolio will, in normal circumstances, invest more than 25% of its assets (or concentrate its investments) in the industry or group of industries that constitute the energy sector.

Energy Companies. The MainStay VP Cushing Renaissance Advantage Portfolio will invest in equity and debt securities of energy supply chain and energy services companies, including companies that operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil or refined petroleum products. The energy supply chain companies in which the MainStay VP Cushing Renaissance Advantage Portfolio will invest will primarily include:

• Upstream Energy Companies – businesses engaged in energy exploration and production, including, among others, crude oil, natural gas and natural gas liquids (“NGLs”);

• Midstream Energy Companies – businesses engaged in the gathering, transportation, processing, fractionation, refining and storage of crude oil, natural gas and NGLs or refined petroleum products; and

• Downstream Energy Companies – businesses engaged in the marketing and distribution of refined energy products, such as petroleum, liquefied petroleum gas (“LPG”), fuel oils, lubricants, plastics and other chemicals, fertilizer and natural gas to retail customers and industrial end-users.

The MainStay VP Cushing Renaissance Advantage Portfolio may invest in equity securities of oil and gas services companies, including oil and gas services, which include oil and gas equipment or oil and gas drilling. The MainStay VP Cushing Renaissance Advantage Portfolio may also invest in extractive logistics companies engaged in the delivery and sale of petroleum products, such as diesel fuel and lubricating oil, antifreeze, methanol and other chemicals to customers engaged in drilling, exploration and production and mining activities.

199

More About Investment Strategies and Risks

Industrial Companies. The MainStay VP Cushing Renaissance Advantage Portfolio will invest in equity and debt securities of companies that the Subadvisor expects to benefit from growing energy production and lower energy and feedstock costs relative to global costs, including energy-intensive chemical, metal and industrial manufacturing companies and engineering and construction companies.

Transportation and Logistics Companies. The MainStay VP Cushing Renaissance Advantage Portfolio may also invest in transportation and logistics companies, such as railroad, barge, shipping and offshore services companies, which are engaged in the transportation of raw materials, feedstock and finished energy products, as well as companies that supply original equipment and services to U.S. industrial manufacturing and transportation companies.

Master Limited Partnerships. The MainStay VP Cushing Renaissance Advantage Portfolio may invest up to 25% of the value of its total assets in MLPs that are qualified publicly traded partnerships, as defined by the Internal Revenue Code.

The Subadvisor employs an investment process involving fundamental and quantitative analysis. The Subadvisor selects a core group of Renaissance Company investments utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio designed to take advantage of changing dynamics in the energy, industrial and manufacturing and transportation and logistics sectors. The Portfolio is actively managed and the quantitative analysis is dynamic in conjunction with the Subadvisor’s proprietary research process. The Subadvisor utilizes its financial and industry experience to identify the absolute and relative value Renaissance Company investments that, in the Subadvisor’s view, present the best opportunities. The results of the Subadvisor’s analysis and comprehensive investment process will influence the weightings of positions held by the Portfolio.

Small-Cap and Mid-Cap Companies. Certain of the Renaissance Companies in which the MainStay VP Cushing Renaissance Advantage Portfolio may invest may have small- or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). A company’s market capitalization is generally calculated by multiplying the number of a company’s shares outstanding by its stock price. The Subadvisor defines “small-cap companies” as those with a market capitalization generally less than $1 billion, and “mid-cap companies” as those with a market capitalization between $1 billion and $3 billion.

Debt Securities, Preferred Shares, Convertible Securities. The MainStay VP Cushing Renaissance Advantage Portfolio may invest up to 25% of its total assets in debt securities, preferred shares and convertible securities of Renaissance Companies, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s, (ii) B- by S&P or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another independent rating agency or (b) with respect to up to 10% of its total assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment (i.e., rated lower than B3 by Moody’s and B- by S&P). All of the MainStay VP Cushing Renaissance Advantage Portfolio’s investments in debt securities, preferred shares and convertible securities may consist of securities rated below investment grade (such as those rated Ba or lower by Moody’s and BB or lower by S&P), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. If independent rating agencies assign different ratings for the same security, the MainStay VP Cushing Renaissance Advantage Portfolio will use the higher rating for purposes of determining the credit quality. The MainStay VP Cushing Renaissance Advantage Portfolio may invest in debt securities of any maturity or duration. The credit quality policies noted above apply only at the time a security is purchased, and the MainStay VP Cushing Renaissance Advantage Portfolio is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Subadvisor may consider such factors as the Subadvisor’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Rating agencies are private services that provide ratings of the credit quality of debt obligations. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings; and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES OF THE MAINSTAY VP IQ MULTI-STRATEGY PORTFOLIO

The Index Provider, an affiliate of the Manager and the Subadvisor, employs a systematic, rules-based process for constructing the Underlying Index, which seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed income arbitrage; and emerging markets. The Index Provider has the right to make adjustments to the methodology of the Underlying Index.

The construction process for the Underlying Index is comprised of the following three individual steps: (i) determine index constituents; (ii) sub-index replication of six individual hedge fund style indexes; and (iii) strategy allocation (i.e., the allocation between and among the six individual hedge fund style indexes).

200

More About Investment Strategies and Risks

Components that are eligible for inclusion in the Underlying Index include domestic ETFs and ETVs (other than leveraged or inverse ETFs or ETVs) that have at least $50 million in assets under management as of the Underlying Index’s most recent reconstitution date and are traded on one of the major U.S. exchanges — New York Stock Exchange, the NYSE Arca, the NYSE Alternext US (formerly known as the American Stock Exchange, LLC), and the NASDAQ.

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, the Index Provider conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to the Index Provider’s rules-based process. In contrast to market-capitalization weighted indexes or other indexes that weight components based on one or a few specified factors, the Index Provider both selects and weights Underlying Index Components using a quantitative process. In contrast to market-capitalization weighted indexes or other indexes that weight components based on one or a few specified factors, the Index Provider both selects and weights Underlying Index Components using a rules-based quantitative process.

As Portfolio cash flows permit, the Subadvisor may use cash flows to adjust the weights of the MainStay VP IQ Multi-Strategy Portfolio’s underlying investments in an effort to minimize any differences in weights between the MainStay VP IQ Multi-Strategy Portfolio and the Underlying Index.

201

The Fund and its Management

WHO RUNS THE PORTFOLIOS' DAY-TO-DAY BUSINESS?

The Board of Trustees (“Board”) of MainStay VP Funds Trust (the "Fund") oversees the actions of the Manager, the Subadvisors and NYLIFE Distributors LLC (“NYLIFE Distributors”), the Fund’s principal underwriter, and decides on general policies governing the operations of the Portfolios. The Board also oversees the Portfolios' officers, who conduct and supervise the daily business of the Portfolios.

New York Life Investment Management LLC ("New York Life Investments" or "Manager") is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2018, New York Life Investments and its affiliates managed approximately $550.8 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Portfolios and subject to the oversight of the Board, the Manager provides various advisory services to the Portfolios. The Manager is responsible for, among other things, managing all aspects of the advisory operations of each Portfolio and the composition of the investment portfolio of each Portfolio. The Manager has delegated certain advisory duties with regard to certain Portfolios (including management of all or a portion of a Portfolio’s assets) to the Subadvisors. The Manager supervises the services provided by the Subadvisors by performing due diligence, evaluating the performance of the Subadvisors and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisors.

The Manager is responsible for providing (or procuring) certain administrative services, such as furnishing the Portfolios with office facilities and ordinary clerical, bookkeeping and recordkeeping services. In addition, the Manager is responsible for maintaining certain financial, accounting and other records for the Portfolios and providing various compliance services.

The Manager pays the Portfolios' Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Portfolios), the salaries and expenses of all personnel affiliated with the Portfolios, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisors. Pursuant to a management agreement with the Fund on behalf of each Portfolio, the Manager is entitled to receive fees from each Portfolio, accrued daily and payable monthly.

No management fees are paid to New York Life Investments on behalf of the Asset Allocation Portfolios, in accordance with the management agreement in return for the advisory and asset allocation services provided. The Asset Allocation Portfolios do, however, indirectly pay their proportionate share of the management fees paid to the Manager by the Underlying Portfolios/Funds in which the Asset Allocation Portfolios invest.

For the fiscal year ended December 31, 2018, each Portfolio paid the Manager an effective management fee, exclusive of any applicable waivers / reimbursements, for services performed as a percentage of the average daily net assets of the Portfolio as follows:

Effective Rate Paid for the Year Ended December 31, 2018
MainStay VP Balanced Portfolio	0.70%
MainStay VP Bond Portfolio	0.49%
MainStay VP Cushing Renaissance Advantage Portfolio	1.15%
MainStay VP Eagle Small Cap Growth Portfolio	0.81%
MainStay VP Emerging Markets Equity Portfolio	1.02%
MainStay VP Epoch U.S. Equity Yield Portfolio	0.69%
MainStay VP Fidelity Institutional AM® Utilities Portfolio	0.72%
MainStay VP Floating Rate Portfolio	0.60%
MainStay VP Income Builder Portfolio	0.57%
MainStay VP Indexed Bond Portfolio	0.25%
MainStay VP IQ Hedge Multi-Strategy Portfolio	1.45%
MainStay VP Janus Henderson Balanced Portfolio	0.55%
MainStay VP Large Cap Growth Portfolio	0.74%
MainStay VP MacKay Common Stock Portfolio	0.54%

202

The Fund and its Management

MainStay VP MacKay Convertible Portfolio	0.58%
MainStay VP MacKay Government Portfolio	0.50%
MainStay VP MacKay Growth Portfolio	0.69%
MainStay VP MacKay High Yield Corporate Bond Portfolio	0.56%
MainStay VP MacKay International Equity Portfolio	0.89%
MainStay VP MacKay Mid Cap Core Portfolio	0.85%
MainStay VP MacKay S&P 500 Index Portfolio	0.16%
MainStay VP MacKay Small Cap Core Portfolio	0.85%
MainStay VP MacKay Unconstrained Bond Portfolio	0.56%
MainStay VP Mellon Natural Resources Portfolio	0.88%
MainStay VP PIMCO Real Return Portfolio	0.50%
MainStay VP T. Rowe Price Equity Income Portfolio	0.74%
MainStay VP U.S. Government Money Market Portfolio	0.40%

For information regarding the basis for the Board's approval of the management and subadvisory agreements for each Portfolio, please refer to the applicable Portfolio’s Annual Report for the period ended December 31, 2018.

The Manager is not responsible for records maintained by the Portfolios' Subadvisors or custodian except to the extent expressly provided in the management agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, provides sub-administration and sub-accounting services for the Portfolios. These services include, among other things, calculating the daily NAVs of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

New York Life Investments makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and amount to payments from New York Life Investments' own resources that are not expected to exceed 0.35% (exclusive of 12b-1 fees) of the value of the Portfolio's assets. Payments from New York Life Investments' own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption. These payments do not increase Portfolio expenses and are not reflected in the Portfolios’ fees and expenses.

In addition to the Total Annual Portfolio Operating Expenses that a Portfolio bears directly, a Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios/Funds in which the Portfolio invests. Where applicable, the tables entitled "Fees and Expenses of the Portfolio" reflect a Portfolio's estimated indirect expense from investing in Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's most recent fiscal year. This expense may be higher or lower over time depending on the actual investments of the Portfolio's assets in the Underlying Portfolios/Funds and the actual expenses of the Underlying Portfolios/Funds.

NYLIFE Securities LLC ("NYLIFE Securities") and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by New York Life Investments, not the Fund) based on the proportion of initial premiums paid for the variable annuity products that are allocated to the Portfolios.

Payments from a Portfolio and/or its related companies to NYLIAC and other participating insurance companies for the sale of Portfolio shares and related services may create a conflict of interest for NYLIAC and other participating insurance companies because such insurance companies may benefit from offering the Portfolio over other portfolios as an underlying investment option. Please refer to the

203

The Fund and its Management

prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for more information.

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Voluntary

New York Life Investments may voluntarily waive fees or reimburse expenses of the MainStay VP U.S. Government Money Market Portfolio to the extent it deems appropriate to enhance this Portfolio's yield during periods when expenses may have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time.

With respect to the MainStay VP Large Cap Growth Portfolio, New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver is voluntary and may be discontinued by the Manager at any time.

Contractual

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.375% (Initial Class) of average daily net assets of the MainStay VP Indexed Bond Portfolio.

In addition, New York Life Investments has contractually agreed to waive a portion of its management fee for the MainStay VP Large Cap Growth Portfolio so that the management fee does not exceed 0.550% on assets from $11 billion to $13 billion; and 0.525% on assets over $13 billion.

These agreements expire on May 1, 2020, and may only be amended or terminated prior to that date by action of the Board.

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Portfolios and is responsible for the day-to-day management of the Asset Allocation Portfolios, the overall asset allocation of the MainStay VP Balanced Portfolio, and contributes to the asset allocation decisions of the MainStay VP Income Builder Portfolio.

Operation as a Manager of Managers

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the MainStay Group of Funds, including the Portfolios that are covered by this Prospectus, have obtained an exemptive order (the “Order”) from the SEC permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreement with unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). This authority is subject to certain conditions, including that each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. The Order supersedes a prior SEC exemptive order, which applied only to hiring, or modifying existing or future subadvisory agreements with unaffiliated subadvisors.

Certain Portfolios, including those listed in the table below, have approved operating under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, and may rely on the Order as it relates to both Wholly-Owned Subadvisors and unaffiliated subadvisors, while other Portfolios may rely on the Order only as it relates to unaffiliated subadvisors. Certain other Portfolios may not rely on any aspect of the Order without obtaining shareholder approval.

Portfolio	May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors	May Rely on Order Only for Unaffiliated Subadvisors*	Currently May Not Rely on Order**
MainStay VP Balanced Portfolio		X
MainStay VP Bond Portfolio		X
MainStay VP Conservative Allocation Portfolio		X
MainStay VP Cushing® Renaissance Advantage Portfolio	X
MainStay VP Eagle Small Cap Growth Portfolio	X
MainStay VP Emerging Markets Equity Portfolio	X

204

The Fund and its Management

MainStay VP Epoch U.S. Equity Yield Portfolio		X
MainStay VP Fidelity Institutional AM® Utilities Portfolio	X
MainStay VP Floating Rate Portfolio		X
MainStay VP Growth Allocation Portfolio		X
MainStay VP Income Builder Portfolio		X
MainStay VP Indexed Bond Portfolio	X
MainStay VP IQ Hedge Multi-Strategy Portfolio	X
MainStay VP Janus Henderson Balanced Portfolio	X
MainStay VP Large Cap Growth Portfolio		X
MainStay VP MacKay Common Stock Portfolio		X
MainStay VP MacKay Convertible Portfolio		X
MainStay VP MacKay Government Portfolio		X
MainStay VP MacKay Growth Portfolio	X
MainStay VP MacKay High Yield Corporate Bond Portfolio		X
MainStay VP MacKay International Equity Portfolio		X
MainStay VP MacKay Mid Cap Core Portfolio		X
MainStay VP MacKay S&P 500 Index Portfolio		X
MainStay VP MacKay Small Cap Core Portfolio			X
MainStay VP MacKay Unconstrained Bond Portfolio		X
MainStay VP Mellon Natural Resources Portfolio	X
MainStay VP Moderate Allocation Portfolio		X
MainStay VP Moderate Growth Allocation Portfolio		X
MainStay VP PIMCO Real Return Portfolio	X
MainStay VP T. Rowe Price Equity Income Portfolio	X
MainStay VP U.S. Government Money Market Portfolio		X

Under the supervision of the Manager, the Subadvisors listed below are responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Portfolios they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not by the Portfolios. See the SAI for a breakdown of fees.

Each Subadvisor is employed by New York Life Investments, subject to approval by the Board, and, where required, the shareholders of the Portfolio. New York Life Investments recommends Subadvisors to the Board based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Board and New York Life Investments, these parties do not evaluate the investment merits of specific securities transactions.

Candriam Belgium S.A. (“Candriam Belgium”) is located at Avenue des Arts 58, 1000 Brussels, Belgium. Candriam Belgium is a part of Candriam Investors Group, a leading pan-European multi-specialist asset manager with a 20-year track record and a team of approximately 500 experienced professionals. As of December 31, 2018, Candriam Belgium had $97.01 billion in assets under supervision, which included $95.7 billion of regulatory assets under management. The remainder consisted of other non-discretionary advisory or related services. Candriam Belgium is a subadvisor to a portion of the MainStay VP Emerging Markets Equity Portfolio.

Cushing® Asset Management, LP ("Cushing") is located at 300 Crescent Court, Suite 1700, Dallas, Texas 75201. Cushing is a wholly-owned investment advisory subsidiary of Swank Capital. Cushing was founded in 2003 and serves as investment adviser to registered and unregistered funds which invest primarily in securities of MLPs and other energy and energy-related companies. As of December 31, 2018, Cushing managed approximately $2.7 billion in assets. Cushing is the subadvisor to the MainStay VP Cushing Renaissance Advantage Portfolio.

Eagle Asset Management, Inc. ("Eagle") is located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Founded in 1976, Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2018, Eagle had approximately $22.9 billion of assets under management. Eagle is the subadvisor to the MainStay VP Eagle Small Cap Growth Portfolio.

Epoch Investment Partners, Inc. ("Epoch") is located at 399 Park Avenue, New York, New York 10022. Epoch is an indirect, wholly-owned subsidiary of The Toronto Dominion Bank. As of December 31, 2018, Epoch managed approximately $35.5 billion in assets. Epoch is the subadvisor to the MainStay VP Epoch U.S. Equity Yield Portfolio and the equity portion of the MainStay VP Income Builder Portfolio.

205

The Fund and its Management

FIAM LLC (“FIAM”) is located at 900 Salem Street, Smithfield, Rhode Island 02917. FIAM managed approximately $160.9 billion in assets worldwide as of December 31, 2018. FIAM is an indirectly held subsidiary of FMR LLC and is the Subadvisor to the MainStay VP Fidelity Institutional AM® Utilities Portfolio.

Janus Capital Management LLC (“Janus Capital”) is located at 151 Detroit Street, Denver, Colorado 80206-4805. The firm is a wholly owned subsidiary of Janus Henderson Group plc, doing business as Janus Henderson Investors (“Janus Henderson”). Janus Henderson is an international financial services organization located at 201 Bishopsgate, London EC2M 3AE, UK. As of December 31, 2018, Janus Henderson managed approximately $328.5 billion in assets. Janus Capital is the subadvisor to the MainStay VP Janus Henderson Balanced Portfolio.

MacKay Shields LLC ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. As of December 31, 2018, MacKay Shields managed approximately $107.16 billion in assets. Effective January 1, 2018, the portfolio managers and staff from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. MacKay Shields is the subadvisor to the MainStay VP MacKay Common Stock Portfolio, MainStay VP MacKay Convertible Portfolio, MainStay VP MacKay Growth Portfolio, MainStay VP MacKay Government Portfolio, MainStay VP MacKay High Yield Corporate Bond Portfolio, MainStay VP MacKay International Equity Portfolio, MainStay VP MacKay Mid Cap Core Portfolio, MainStay VP MacKay S&P 500 Index Portfolio, MainStay VP MacKay Small Cap Core Portfolio, MainStay VP MacKay Unconstrained Bond Portfolio, the equity portion of the MainStay VP Balanced Portfolio, a portion of the MainStay VP Emerging Markets Equity Portfolio. MacKay Shields serves as subadvisor for the MainStay VP Income Builder Portfolio’s fixed-income investments and is Committee chair for the overall asset allocation decisions for the Portfolio.

Mellon Investments Corporation (“Mellon”) is located at BNY Mellon Center, One Boston Place, Boston, MA 02108. Mellon is a specialist multi-asset investment manager formed by the combination of certain Bank of New York Mellon affiliated investment management firms, effective January 31, 2018. As of December 31, 2018, Mellon managed approximately $498 billion in assets. Mellon is the Subadvisor to the MainStay VP Mellon Natural Resources Portfolio.

NYL Investors LLC ("NYL Investors") is located at 51 Madison Avenue, New York, New York 10010. The firm was established in 2014 as an independent investment adviser and previously operated as an investment division of New York Life Investments. NYL Investors is a wholly-owned subsidiary of New York Life. As of December 31, 2018, NYL Investors managed approximately $248.4 billion in assets. NYL Investors is the subadvisor to the MainStay VP Balanced Portfolio, MainStay VP Bond Portfolio, MainStay VP Floating Rate Portfolio, MainStay VP Indexed Bond Portfolio and MainStay VP U.S. Government Money Market Portfolio.

Pacific Investment Management Company LLC ("PIMCO") is located at 650 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by Allianz Asset Management U.S. Holding II LLC. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE. PIMCO manages $1.66 trillion in assets, including $1.28 trillion in third-party client assets as of December 31, 2018. PIMCO is the subadvisor to the MainStay VP PIMCO Real Return Portfolio.

T. Rowe Price Associates, Inc. ("T. Rowe") is located at 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2018, T. Rowe and its affiliates managed approximately $962.3 billion for more than 10 million individual and institutional investor accounts. T. Rowe is the subadvisor to the MainStay VP T. Rowe Price Equity Income Portfolio.

Winslow Capital Management, LLC ("Winslow Capital") is located at 4400 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow Capital has been an investment adviser since 1992, and is a wholly-owned subsidiary of Nuveen, LLC (“Nuveen”). As of October 1, 2014, Nuveen is an indirect subsidiary of TIAA. As of December 31, 2018, Winslow Capital managed approximately $18.5 billion in assets. Winslow Capital is the subadvisor to the MainStay VP Large Cap Growth Portfolio.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers. Additional information regarding the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Portfolios is available in the SAI.

Lee Baker

Mr. Baker has managed the MainStay VP MacKay S&P 500 Index Portfolio since 2008. He is a Director at MacKay Shields and has been with the firm or its predecessors since 2005. Mr. Baker is responsible for enhancing the algorithmic trading process for the portfolio management teams. Mr. Baker received his BA in Economics from Occidental College. He has been in the investment management industry since 1998.

206

The Fund and its Management

Greg Barrato

Mr. Barrato has managed the MainStay VP IQ Hedge Multi-Strategy Portfolio since inception. Mr. Barrato joined IndexIQ Advisors LLC as a Vice President in November 2010 and has been a Senior Vice President of the IndexIQ Advisors LLC since August 2013. Prior to joining IndexIQ Advisors LLC, Mr. Barrato served as Head Global Equity Trader and Trader at Lucerne Capital Management, LLC from 2008 to 2010 and as Assistant Trader and Operations Manager at ReachCapital Management, LP from 2004 to 2008. Mr. Barrato is a 2002 graduate of the University of Connecticut.

Bert L. Boksen

Mr. Boksen has managed the Mainstay VP Eagle Small Cap Growth Portfolio since 2012. Mr. Boksen has been a Managing Director and Portfolio Manager of Eagle since 1995. Mr. Boksen received his BA from City College of New York and his MBA from St. John’s University.

Jan Boudewijns

Mr. Boudewijns has managed MainStay VP Emerging Markets Equity Portfolio since 2015. He has served as Head of Emerging Markets Equity Management for Candriam Investors Group since 2003. Mr. Boudewijns joined Candriam (formerly Bank BACOB) in 1984 and became Fund Manager in 1988 and Senior Fund Manager in 1990. He has experience in Emerging Markets since 1994 and 35 years of investment experience. Mr. Boudewijns graduated with an Agricultural Engineering degree from Katholieke Universiteit Leuven, Belgium.

Jeremiah Buckley, CFA

Mr. Buckley has managed the MainStay VP Janus Henderson Balanced Portfolio since 2015. He is a Vice President and Portfolio Manager of Janus Capital. Mr. Buckley joined Janus Capital in 1998 as a research analyst. He holds a Bachelor’s degree in Economics from Dartmouth College. He also holds the Chartered Financial Analyst® (“CFA® “) designation.

Patrick M. Burton, CFA

Mr. Burton is a Senior Managing Director and portfolio manager/equity analyst of Winslow Capital and has been with the firm since 2010. Mr. Burton has been part of the investment management team for the MainStay VP Large Cap Growth Portfolio since 2013. Prior to joining Winslow Capital, Mr. Burton was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010. Prior to that, Mr. Burton was a Managing Director with Citigroup Investments from 1999 to 2009. Mr. Burton received his BS with distinction in Finance from the University of Minnesota. He is also a CFA® charterholder.

Mark A. Campellone

Mr. Campellone has managed the MainStay VP Floating Rate Portfolio since 2012. He is a Managing Director in Fixed Income Investors within NYL Investors and currently serves as Head of Floating Rate Loan Trading in the High Yield Credit Group. Mr. Campellone joined New York Life Investments in 2003 (NYL Investors’ predecessor). He is responsible for the management of non-investment-grade assets including floating rate loans and high-yield bonds and is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and collateralized loan obligation funds (“CLOs”). Mr. Campellone received a BA from Muhlenberg College and an MBA from Rutgers Business School.

207

The Fund and its Management

Joseph Cantwell

Mr. Cantwell has managed the MainStay VP MacKay Unconstrained Bond Portfolio since 2018. Mr. Cantwell joined MacKay Shields in August 2013 as a Director within the Global Fixed Income Team. Prior to joining MacKay, he worked at Goldman Sachs Asset Management for three years as a High Yield Analyst and also had portfolio management responsibilities for the corporate allocation of the Strategic Income strategy. From 2007 to 2010, he worked as a Research Analyst for Silvermine Capital where his primary focus was bank loans. Earlier in his career, he worked at Morgan Stanley as a Credit Analyst. Mr. Cantwell received a BA in Spanish from Georgetown University and his MBA from Columbia Business School. He has been in the financial services industry since 2002.

Stephen R. Cianci, CFA

Mr. Cianci is a Senior Managing Director and Senior Portfolio Manager for the Global Fixed Income team of MacKay Shields LLC. He has managed the MainStay VP Income Builder Portfolio, MainStay VP MacKay Government Portfolio and MainStay VP MacKay Unconstrained Bond Portfolio since 2018. Prior to joining MacKay Shields in 2018, Mr. Cianci was with Aberdeen Asset Management Inc. (“Aberdeen”) for seven years where his responsibilities included Head of US Core Plus and Opportunistic fixed income on the North American Fixed Income team. Before joining Aberdeen, Mr. Cianci worked as Co-Head of Core and Core Plus fixed income strategies, lead portfolio manager for Short Duration products and the Head of Structured Products at Logan Circle Partners. Previously, Mr. Cianci held similar roles as a Senior Vice President and Senior Portfolio Manager at Delaware Investments. He is an adjunct professor of finance and a member of the Business Advisory Council at Widener University.

Robert H. Dial

Mr. Dial has served as a portfolio manager for the MainStay VP Floating Rate Portfolio since its inception in 2005. Mr. Dial is a Managing Director in Fixed Income Investors within NYL Investors and Head of the High Yield Credit Group. In this capacity, he oversees and manages more than $14 billion of investments in mutual funds, institutional accounts and CLOs. He joined New York Life Investments in 2001 (NYL Investors’ predecessor). Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

Carlos Garcia-Tunon, CFA

Mr. Garcia-Tunon is a Senior Managing Director at MacKay Shields LLC and Head of the Fundamental Equity Team, as well as the team’s Lead Portfolio Manager. He has been a portfolio manager for the MainStay VP MacKay International Equity Portfolio since 2013. Prior to 2011, Mr. Garcia-Tunon was a Vice President and Portfolio Manager at Morgan Stanley Investment Management, focusing on international and global equities. He received his MBA from the Wharton School of the University of Pennsylvania, where he was a Robert Toigo Foundation fellow, and obtained his BS in finance from Georgetown University. He has been in the investment management industry since 1999. He is a CFA® charterholder.

James Harrison

Mr. Harrison has managed the MainStay VP IQ Hedge Multi-Strategy Portfolio since inception. Mr. Harrison has been a member of the portfolio management team of IndexIQ Advisors LLC since 2015 and has been a Vice President of IndexIQ Advisors LLC since June 2018. Prior to joining IndexIQ Advisors LLC, Mr. Harrison served as trading assistant, operations specialist and sales assistant at Cuttone & Company from 2010 to 2015. Mr. Harrison is a graduate of St. Lawrence University.

OK.Y

208

The Fund and its Management

Matt Jacob

Mr. Jacob has managed the MainStay VP MacKay Unconstrained Bond Portfolio since February 2018. Mr. Jacob joined the firm as a Portfolio Analyst for the Global Fixed Income team in 2011. Prior to joining MacKay, he worked at KDI Capital Partners where as an Equity Sector Leader/Analyst he led the firm’s fundamental research efforts in the core consumer sector. Prior to KDI, Mr. Jacob worked at Buckingham Research Group and Johnson Rice & Company, LLC, where he gained extensive experience in equity sales and research. He received his MBA with a concentration in Finance from Tulane University, Freeman School of Business in 2006 and a BS in Finance with a specialization in Internal Audit from Louisiana State University in 2001. He has been in the investment research industry since 2002.

Justin H. Kelly, CFA

Mr. Kelly is the Chief Executive Officer, Chief Investment Officer, and a portfolio manager of Winslow Capital, and has been with the firm since 1999. Mr. Kelly has been part of the investment management team for the MainStay VP Large Cap Growth Portfolio since 2005. Mr. Kelly graduated summa cum laude from Babson College in 1993 with a BS in Finance/Investments. He is also a CFA® charterholder.

Migene Kim, CFA

Ms. Kim is a Managing Director at MacKay Shields LLC and has been with the firm or its predecessors since 2005. Ms. Kim has been a part of the portfolio management team for the MainStay VP MacKay Common Stock Portfolio since 2007, MainStay VP MacKay Mid Cap Core Portfolio since 2008, MainStay VP Balanced Portfolio since 2014, and MainStay VP MacKay Small Cap Core and MainStay VP MacKay Growth Portfolios since 2016. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She has been in the investment management industry since 1993. Ms. Kim is also a CFA® charterholder.

Poul Kristensen, CFA

Mr. Kristensen has managed the MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2013. He joined New York Life Investments in 2011 as a Director in the Strategic Asset Allocation & Solutions Group. He is currently a Managing Director and focuses on global macroeconomic trends and investment strategy. Prior to joining New York Life Investments, he worked as senior investment strategist for Danske Bank where he advised major pension funds on asset allocation. Mr. Kristensen holds a Master's degree in economics from Aarhus University in Denmark, is a CFA® charterholder and is also certified in quantitative finance (CQF designation).

Saket Kumar

Mr. Kumar has managed the MainStay VP Cushing Renaissance Advantage Portfolio since 2015. Mr. Kumar originally joined Cushing in 2008 as a Senior Research Analyst and rejoined the firm in 2012 after a one-year research analyst position with Citadel Investment Group. Mr. Kumar received an MBA in finance and accounting from Southern Methodist University and a BS in marine engineering from Marine Engineering and Research Institute in India.

209

The Fund and its Management

Matthew A. Lemme, CFA

Mr. Lemme has managed the MainStay VP Cushing Renaissance Advantage Portfolio since 2015. Mr. Lemme joined Cushing in 2012. Previously, Mr. Lemme worked at Highland Capital Management for almost six years, most recently as a Managing Director. At Highland, he managed both credit and equity portfolios focused in the energy and materials sectors. Mr. Lemme has prior experience as an investment banker, a research analyst covering natural resources companies and as a consultant providing advice to utility companies. He received an MBA from the McCombs School of Business, University of Texas at Austin and a Bachelor of Science in Management from Villanova University. Mr. Lemme is also a CFA® charterholder.

John D. Linehan, CFA

Mr. Linehan has managed the MainStay VP T. Rowe Price Equity Income Portfolio since 2015 and is chairman of its Investment Advisory Committee. He is chief investment officer of Equity and a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. From February 2009 to June 2014, Mr. Linehan was head of U.S. Equity and chairman of the U.S. Equity Steering Committee. He is a member of the firm's U.S. Equity Steering, Equity Brokerage and Trading Control, and Counterparty Risk Committees. He earned a B.A. from Amherst College and an M.B.A. from Stanford University, where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance. Mr. Linehan is a CFA® charterholder.

Eric Mintz

Mr. Mintz has managed the Mainstay VP Eagle Small Cap Growth Portfolio since 2012. Mr. Mintz previously served as a Senior Research Analyst for Eagle and is currently an Assistant Portfolio Manager. Mr. Mintz received his BS in economics from Washington and Lee University and his MBA from the University of Southern California.

Neil Moriarty, III

Mr. Moriarty is a Senior Managing Director and Senior Portfolio Manager for the Global Fixed Income Team of MacKay Shields LLC. He has managed the MainStay Income Builder Fund, MainStay MacKay Total Return Bond Fund and MainStay MacKay Unconstrained Bond Fund since 2018. Prior to joining MacKay Shields in 2018, Mr. Moriarty was with Aberdeen via the 2005 acquisition of Deutsche Asset Management’s London and Philadelphia Fixed income businesses. While at Aberdeen, his responsibilities included Head of US Core, Structured Products and Co-Head of US Core Short Duration. Mr. Moriarty joined Deutsche in 2002 from Swarthmore/Cypress Capital Management where he worked in fixed income portfolio management. Previously, Mr. Moriarty worked for Chase Securities in fixed income trading and research. Prior to that, Mr. Moriarty worked for Paine Webber in fixed income trading and research. Mr. Moriarty has been working in the investment industry since 1987.

Ian Murdoch, CFA

Mr. Murdoch is a Director at MacKay Shields LLC and has been a portfolio manager for the MainStay VP MacKay International Equity Portfolio since 2017. Mr. Murdoch has been with the firm, including predecessor entities, since 2009. He received his BA from Columbia University. He has been in the investment management industry since 2000. He is a CFA® charterholder.

Francis J. Ok

Mr. Ok has managed the MainStay VP MacKay S&P 500 Index Portfolio since 2004. Mr. Ok is a Managing Director at MacKay Shields LLC and has been with the firm or its predecessors since 1994. Mr. Ok is also responsible for managing and running the equity trading desk. Mr. Ok holds a BS in Economics from Northeastern University.

210

The Fund and its Management

Mona Patni

Ms. Patni has been the portfolio manager of the MainStay VP MacKay Common Stock and MainStay VP MacKay Mid Cap Core Portfolios since 2014, MainStay VP MacKay Small Cap Core Portfolio since 2017 and MainStay VP MacKay Growth Portfolio since 2018. She is a Director and Portfolio Manager for MacKay Shields LLC and has been with the firm or its predecessors since 2001. Ms. Patni earned her MBA from NYU Stern School of Business. She also earned her undergraduate degree in Computer Science Engineering from the University of Bombay. She has been in the investment management industry since 2001.

E. Marc Pinto, CFA

Mr. Pinto has managed the MainStay VP Janus Henderson Balanced Portfolio since 2012. He is a Vice President and Portfolio Manager of Janus Capital. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He is also a CFA® charterholder.

William W. Priest, CFA

Mr. Priest has managed the equity portion of the MainStay VP Income Builder Portfolio since 2009 and the MainStay Epoch U.S. Equity Yield Portfolio since 2017. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager. Mr. Priest is a graduate of Duke University and the University of Pennsylvania's Wharton School of Business. He is also a CFA® charterholder.

OK.Y
Steven H. Rich

Mr. Rich has managed the MainStay VP MacKay Government Portfolio since 2012. He joined MacKay Shields in 1995 and is currently a Managing Director and Head of Structured Products. He received a BS from Hofstra University, an MS from The Wharton School of Business at the University of Pennsylvania and an MSE from the University of Pennsylvania. He also earned a PhD from Columbia University and an MBA from Rider University. Mr. Rich has been in the investment management industry since 1993.

OK.Y
Dan Roberts

Mr. Roberts has managed the fixed-income investments for the MainStay VP Income Builder Portfolio since 2009, and became a portfolio manager for the MainStay VP MacKay Government Portfolio and MainStay VP MacKay Unconstrained Bond Portfolio in 2011. He has also managed a portion of the MainStay VP Absolute Return Multi-Strategy Portfolio’s assets since 2016. Mr. Roberts is an Executive Managing Director who joined MacKay Shields in 2004 when the firm acquired the fixed-income active core division of Pareto Partners. Mr. Roberts holds a BBA and a PhD from the University of Iowa.

Stephen A. Rodosky

Mr. Rodosky is a Managing Director with PIMCO and has managed the MainStay VP PIMCO Real Return since January 2019. He is a portfolio manager for real return and U.S. long duration strategies based in the Newport Beach office. He serves as head of talent management for portfolio management in the U.S. and previously led the firm's U.S. rates team. Prior to joining PIMCO in 2001, Mr. Rodosky was vice president of institutional sales with Merrill Lynch. He has 24 years of investment experience and holds a master's degree in financial markets from Illinois Institute of Technology. He received an undergraduate degree from Villanova University.

Lawrence Rosenberg, CFA

Mr. Rosenberg is a Director at MacKay Shields LLC and has been a portfolio manager for the MainStay VP MacKay International Equity Portfolio since 2017. Mr. Rosenberg has been with the firm, including predecessor entities, since 2008. He received a BS in Electrical Engineering from The Johns Hopkins University and obtained a Bachelor in Music from The Peabody Conservatory of Music. He has been in the investment management industry since 1998 and is a CFA® charterholder.

OK.Y

211

The Fund and its Management

AJ Rzad, CFA

Mr. Rzad has managed the MainStay VP Balanced, MainStay VP Bond, and MainStay VP Indexed Bond Portfolios since 2018. He is a Senior Managing Director and Head of Fixed Income Investors, within NYL Investors. Mr. Rzad has 27 years of investment management and financial services experience. Mr. Rzad joined New York Life in 2000 and previously served as Head of the Investment Grade Credit team where he oversaw all investment activity related to the public investment grade asset class. Mr. Rzad received a BS and an MBA from Cornell University and is a CFA® charterholder.

Mohamed Lamine Saidi

Mr. Saidi has managed the MainStay VP Emerging Markets Equity Portfolio since 2015. He has served as Senior Fund Manager in charge of Emerging Latin America for Candriam Investors Group since 2005. Mr. Saidi has over 11 years of Emerging Markets experience. He was previously with Fortis Investment and Swisscorp Financial Advisory. Mr. Saidi graduated with an undergraduate degree in Banking and Financial Econometrics and a Masters degree in Finance from University of Aix-en-Provence in France.

Mayur Saigal

Mr. Saigal has managed the MainStay VP Janus Henderson Balanced Portfolio since 2015. He is a Vice President, the Head of Fundamental Fixed Income Risk, and a Portfolio Manager of Janus Capital. Mr. Saigal joined Janus in 2015 as a fixed-income analyst. He holds a Bachelor’s degree in Engineering from Mumbai University and a Master’s degree in business administration from the Thunderbird School of Global Management.

Christopher Sassouni

Mr. Sassouni has managed the MainStay VP Eagle Small Cap Growth Portfolio since 2015. Mr. Sassouni joined Eagle in 2003 as a Senior Research Analyst and is currently a Manager. Mr. Sassouni holds a BA from the University of Pittsburgh, a DMD from the University of North Carolina, and an MBA from the University of North Carolina.

Philip Screve

Mr. Screve has managed MainStay VP Emerging Markets Equity Portfolio since 2015. He has served as Senior Fund Manager in charge of Central and East European Emerging Markets for Candriam Investors Group since 2003. Mr. Screve joined Candriam (formerly Bank BACOB) in 1992 and has been a Senior Equity Fund Manager since 1998. He has over 18 years of Emerging Markets experience. Mr. Screve holds a Masters degree in Commerce and Finance from the Vlekho Business School in Belgium.

OK.Y
Edward Silverstein, CFA

Mr. Silverstein became a portfolio manager of the MainStay VP MacKay Convertible Portfolio in 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000 and is currently a Senior Managing Director. He is a CFA® charterholder.

Douglas Simmons

Mr. Simmons has managed the MainStay VP Fidelity Institutional AM® Utilities Portfolio since 2018. As a member of Fidelity's Stock Selector Large Cap Group, he is also responsible for managing the telecom and utilities sleeves for various diversified sector-based portfolios. Prior to assuming his current responsibilities in September 2005, Mr. Simmons served as a utilities analyst covering electric and gas utility stocks. Before joining Fidelity in 2003, Mr. Simmons worked as a financial analyst at the private equity firm Hicks, Muse, Tate & Furst. He has been in the investments industry since 1997. Mr. Simmons earned his BA in finance from The University of Texas at Austin, where he graduated with highest honors, and his MBA from Harvard Business School.

212

The Fund and its Management

Kenneth Sommer

Mr. Sommer is a Managing Director of the Fixed Income Investors division within NYL Investors LLC and has been a portfolio manager for MainStay VP Balanced, MainStay VP Bond and MainStay VP Indexed Bond Portfolios since 2017. Mr. Sommer joined New York Life Investments in 2005 and has 17 years of investment experience. Mr. Sommer received a BS from Binghamton University and an MBA from Fordham University.

Amit Soni, CFA

Mr. Soni has managed the MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2016. He joined New York Life Investments in 2013 as a Senior Associate in the Strategic Asset Allocation and Solutions Group. Mr. Soni focuses on quantitative and macro-economic investment research and portfolio management for the funds managed by the team. Prior to joining New York Life Investments, he worked as an Investment Associate in the Global Asset Allocation group at Putnam Investments. He holds a Master’s degree from the Massachusetts Institute of Technology in Computation for Design and Optimization and a Bachelors degree from the Indian Institute of Technology Kanpur (India) in Mechanical Engineering. He holds the CFA® designation and has been in the investment industry since 2008.

Ccu-1 OK.Y
Andrew Susser

Mr. Susser has managed the MainStay VP MacKay High Yield Corporate Bond Portfolio since 2013. Mr. Susser is an Executive Managing Director of MacKay Shields. Prior to joining MacKay Shields in 2006, Mr. Susser was a Portfolio Manager with Golden Tree Asset Management. He graduated with an MBA from the Wharton Graduate School of Business, a JD from the University of Pennsylvania Law School and a BA in Economics from Vassar College. Mr. Susser has been in the investment management industry since 1986.

Jonathan Swaney

Mr. Swaney has managed the MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2008, MainStay VP Balanced Portfolio since 2017 and the MainStay VP Income Builder Portfolio since February 2018. Mr. Swaney is a Managing Director in the Strategic Asset Allocation & Solutions Group. Prior to assuming this position, Mr. Swaney has worked within several other units of New York Life Investments managing equity and asset allocation portfolios and providing investment product oversight. Mr. Swaney began his career in financial services working on the fixed income desk at the Vanguard Group after having graduated from The College of William & Mary in 1991. He also spent several years with a hedge fund of funds before coming to New York Life Investments in 1997.

Jerry V. Swank

Mr. Swank has managed the MainStay VP Cushing Renaissance Advantage Portfolio since 2015. Mr. Swank formed Swank Capital, LLC and Cushing in 2000 and 2003, respectively, and he serves as Chairman, Managing Partner and Co-Chief Investment Officer. Prior to forming the firm, Mr. Swank was President of John S. Herold, Inc., an oil and gas research company (now part of IHS Markit). Prior to joining John S. Herold, Inc., Mr. Swank held institutional equity and fixed-income sales roles at Credit Suisse First Boston and served as an analyst and portfolio manager with Mercantile Texas Corp. He received a BA from the University of Missouri (Economics) and an MBA from the University of North Texas. Mr. Swank currently serves on the board of directors of The Cushing® MLP & Infrastructure Total Return Fund, The Cushing® Energy Income Fund, The Cushing® Renaissance Fund, Cushing® ETF Trust, and Cushing® Mutual Funds Trust.

OK.Y

213

The Fund and its Management

Shu-Yang Tan, CFA

Mr. Tan has managed the MainStay VP MacKay Unconstrained Bond Portfolio since February 2018. Mr. Tan joined MacKay Shields in 2010, as a trader in the Global Fixed Income Division. Prior to joining MacKay Shields, he was a Portfolio Manager and Head of Research for UBS Global Asset Management. Earlier in his career, he worked for Eaton Vance as a Portfolio Manager of Global Fixed Income and for Wells Fargo Bank and FT Interactive. He earned an MBA from University of California at Berkeley and a BS from York University. He became a CFA Charterholder in 1992 and has been in the investment management industry since 1988.

Rui Tang, CFA

Mr. Tang has been a portfolio manager of the MainStay VP Emerging Markets Equity Portfolio since 2018. He is a Director at MacKay Shields and has been with the firm or its predecessors since 2017. Mr. Tang is responsible for the management of the firm’s systematic equity strategies. From 2012 to 2017, Mr. Tang spent five years as a Portfolio Manager at Acadian Asset Management, where he was responsible for investment research, strategy development, and portfolio construction for the firm’s global market neutral equity funds. Mr. Tang began his career in 2007 at Goldman Sachs as a Securities Analyst, where he investigated market mechanisms and developed pricing algorithms for derivatives. He graduated cum laude in 2007 from Harvard University with a dual Bachelor of Arts in Economics and Master’s of Arts in Statistics. Mr. Tang is a CFA® charterholder.

John Tobin, PhD, CFA

Mr. Tobin has been a portfolio manager for the MainStay VP Income Builder Portfolio since 2014 and the MainStay VP Epoch U.S. Equity Yield Portfolio since 2017. Mr. Tobin joined Epoch in 2012 and is a Managing Director, Portfolio Manager and Senior Research Analyst. His primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Mr. Tobin has over 34 years of experience. Mr. Tobin received AB, AM and PhD degrees in Economics from Fordham University and is a CFA® charterholder.

Arthur S. Torrey

Mr. Torrey has managed the MainStay VP Floating Rate Portfolio since 2012. Mr. Torrey is a Managing Director in Fixed Income Investors within NYL Investors and is in the High Yield Credit Group. Mr. Torrey joined New York Life Investments in 2006 (NYL Investors’ predecessor). He is responsible for the management of non investment-grade assets including floating rate loans and high-yield bonds. He is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and CLOs. Mr. Torrey received a BSBA from the University of Denver.

Kera Van Valen, CFA

Ms. Van Valen has been a portfolio manager of the equity portion of the MainStay VP Income Builder Portfolio since 2014 and the MainStay VP Epoch U.S. Equity Yield Portfolio since 2017. Ms. Van Valen joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Her primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining the Global Equity team, Ms. Van Valen was an analyst within Epoch’s Quantitative Research & Risk Management team. Ms. Van Valen received her BA in Mathematics from Colgate University and her MBA from Columbia Business School and is a CFA® charterholder.

214

The Fund and its Management

Ping Wang, PhD

Mr. Wang has been a portfolio manager of the Mainstay VP Emerging Markets Equity Portfolio since 2017. He is a Managing Director at MacKay Shields LLC. Prior to joining the firm, he spent four years as a Senior Global Portfolio Manager at Quantitative Management Associates (QMA), where he was responsible for investment strategy development, portfolio construction, and portfolio management of developed and emerging market long-only and long/short equity strategies, and four years at TIAA-CREF Asset Management as a Portfolio Manager for the firm’s international quantitative equity strategies. Mr. Wang earned his BS degree in Physics from Beijing Normal University and his PhD in Physics from the University of Wisconsin. He has been in the investment management industry since 1998.

Darrell Watters

Mr. Watters has managed the MainStay VP Janus Henderson Balanced Portfolio since 2015. He is a Vice President, Head of U.S. Fundamental Fixed Income and Portfolio Manager of Janus Capital. Mr. Watters joined Janus Capital in 1993 as a municipal bond trader. He holds a Bachelor’s degree in Economics from Colorado State University.

Robin Wehbe, CFA

Mr. Wehbe has managed the MainStay VP Mellon Natural Resources Portfolio since 2018. Mr. Wehbe is a managing director, equity research analyst and member of The Boston Company Asset Management (TBCAM) equity investment team; TBCAM was one of the investment management firms that combined to form Mellon Investments Corporation. He is the lead portfolio manager of The Boston Company Global Natural Resources strategy, which takes a bottom-up macro approach to investing. In addition, he serves as a member of the Global Insight team, a group of the firm's investment leaders. In 2006, Mr. Wehbe joined the firm as a global basic materials analyst. Since then, Mr. Wehbe designed and launched the Global Natural Resources strategy in 2008. Before coming to the firm, Robin worked as a research analyst covering basic materials at State Street Global Advisors, where he began macro-focused investing in 2003 as part of the company's Global Strategy team. He holds a BS from Lehigh University and an MBA and an MSF from the Carroll School of Management at Boston College. He holds both the Chartered Financial Analyst® and the Chartered Market Technician designations. He is a member of the CFA Society Boston and the Market Technicians Association. Mr. Wehbe has 18 years of industry experience.

Michael A. Welhoelter, CFA

Mr. Welhoelter has been a portfolio manager of the equity portion of the MainStay VP Income Builder Portfolio since 2009, as well as the MainStay Epoch U.S. Equity Yield Portfolio since 2017. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director, Co-Chief Investment Officer, Portfolio Manager and Head of Risk Management. Mr. Welhoelter holds a BA in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts. Mr. Welhoelter is also a CFA® charterholder.

215

The Fund and its Management

Mihir Worah

Mr. Worah has managed the MainStay VP PIMCO Real Return Portfolio since 2012. He is CIO Asset Allocation and Real Return and a managing director in the Newport Beach office. He is a member of the Investment Committee and the Executive Committee, and oversees portfolio management for the U.S. He is a generalist portfolio manager who manages a variety of fixed income, commodity and multi-asset portfolios. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. Mr. Worah is a member of the Treasury Borrowing Advisory Committee (TBAC) of the U.S. Department of the Treasury as well as the Fixed Income Market Structure Advisory Committee (FIMSAC) of the SEC. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 18 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.

Jae S. Yoon, CFA

Mr. Yoon has managed the MainStay VP Balanced, MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2011 and the MainStay VP Income Builder Portfolio since February 2018. From 2005 to 2009, Mr. Yoon was employed by New York Life Investments where he led the Investment Consulting Group. In 2009, Mr. Yoon joined MacKay Shields as a Senior Managing Director responsible for Risk Management. In his role at MacKay Shields, Mr. Yoon worked side-by-side with the portfolio managers directly enhancing the risk management processes across all portfolios. In January 2011, Mr. Yoon re-joined New York Life Investments as a Senior Managing Director and is currently its Chief Investment Officer. Mr. Yoon obtained a BS and a Master’s degree from Cornell University and attended New York University's Stern School of Business MBA program. He is a CFA® charterholder and has been in the investment management industry since 1991.

216

Purchase and Redemption of Shares

Determining the Portfolios' Share Prices ("NAV") and the Valuation of Securities

Each Portfolio sells and redeems shares at the NAV next determined after the purchase or redemption order is accepted. Orders accepted prior to 4:00 pm will be processed at the current day’s NAV. Orders accepted after 4:00 pm will be processed at the following business day’s NAV. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio generally calculates the value of its investments (also known as its NAV) as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading. The Portfolios do not usually calculate their NAVs on days on which the Exchange is scheduled to be closed. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of an Asset Allocation Portfolio's assets that are invested in one or more Underlying Portfolios/Funds, the Asset Allocation Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios/Funds. The value of a Portfolio's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay VP U.S. Government Money Market Portfolio and other Portfolios that hold debt securities with a remaining maturity of 60 days or less). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, where applicable, deems that a particular event could materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Portfolio does not price its shares. The value of these securities held in a Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures establishing methodologies for the valuation of the Portfolios' securities and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a Portfolio reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the Exchange for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Portfolio reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a Portfolio’s NAV as of such earlier closing time.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Investment in the Portfolios by Unaffiliated Insurance Companies and Retirement Plans

Except as described below, shares of the Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by NYLIAC. Shares of the Portfolios are also offered as underlying investments of the Asset Allocation Portfolios.

The Fund has received an exemptive order from the SEC ("Exemptive Order") that permits the Portfolios and the Asset Allocation Portfolios to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment, in addition to NYLIAC. These arrangements may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken.

217

Purchase and Redemption of Shares

The Portfolios currently do not foresee any disadvantages to the owners of variable insurance contracts issued by NYLIAC arising out of the fact that the Portfolios may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, as a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices which could cause a decrease in the Portfolio's NAV.

Each Portfolio may offer Initial Class, Service Class and/or Service 2 Class shares. Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease. The Portfolios do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Portfolios.

Initial Class shares are not subject to a distribution and/or service fee. Service Class shares and Service 2 Class shares are subject to a distribution and/or service fee. Portfolio shares are only available through separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. Service Class shares of MainStay VP MacKay Convertible Portfolio are available to separate accounts of NYLIAC and certain unaffiliated insurance companies. Service 2 Class shares are available only to separate accounts of certain unaffiliated insurance companies.

Excessive Purchases and Redemptions or Exchanges

The interests of the Portfolio's shareholders and the Portfolio's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Portfolio shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Owners that engage in excessive purchases and redemptions or exchanges of Portfolio shares may dilute the value of shares held by long-term owners.

The Portfolio is not intended to be used as a vehicle for short-term trading, and the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term owners of the Portfolio. Each Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Portfolio to monitor transfers made by the owners in separate accounts maintained by NYLIAC or other insurance companies is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual owners' transactions. The Fund's policy is that the Portfolios must rely on NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios that the Fund determines not to be in the best interest of the Portfolios. Owners should refer to the product prospectus for a description of the methods that NYLIAC and other insurance companies may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC, other insurance companies that maintain separate accounts which invest in the Portfolios, or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances. In certain cases, these procedures may be less restrictive than the Portfolios' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Portfolios' Chief Compliance Officer that such investment programs and strategies are consistent with the Portfolios' objective of avoiding disruption due to market timing.

While NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolios, and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolios, nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

218

Purchase and Redemption of Shares

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of each of the Portfolio's portfolio securities holdings is available in the SAI. Generally, a complete schedule of each Portfolio's portfolio holdings will be made available on the MainStay website at nylinvestments.com/vpdocuments no earlier than 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-598-2019.

The portfolio holdings for the MainStay VP Cushing Renaissance Advantage Portfolio and MainStay VP MacKay High Yield Corporate Bond Portfolio will be made public 60 days after quarter end.

The portfolio holdings for the MainStay VP Epoch U.S. Equity Yield Portfolio will be made public 15 days after month end.

The portfolio holdings for the MainStay VP T. Rowe Price Equity Income Portfolio will be made public 15 days after quarter end.

The MainStay VP U.S. Government Money Market Portfolio will post its portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end, and will remain available on the MainStay website at nylinvestments.com/vpdocuments for at least six months after posting. In addition, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be made available on the MainStay Funds website.

In addition, each Portfolio’s top ten holdings may be made public 15 days after quarter end. The Portfolios' quarterly top ten holdings information is also made available in the Annual Report and Semi-Annual Report to shareholders.

All portfolio holdings will be posted on the appropriate Portfolio’s website and remain accessible until updated portfolio holdings information is filed on Form N-CSR, Form N-Q or Form N-PORT, as applicable.

219

Taxes, Dividends and Distributions

Taxes

Each Portfolio has either elected or intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code. If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Internal Revenue Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Internal Revenue Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the shareholders of the Portfolios will be Separate Accounts and the Asset Allocation Portfolios, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

Dividends and Distributions

The MainStay VP U.S. Government Money Market Portfolio (which seeks to maintain a constant NAV of $1.00 per share) and the MainStay VP Floating Rate Portfolio will declare a dividend of their net investment income daily and distribute such dividend monthly. Shareholders of the MainStay VP U.S. Government Money Market and the MainStay VP Floating Rate Portfolios begin earning dividends on the next business day following receipt of the shareholder's investment by the respective Portfolio. MainStay VP Income Builder, MainStay VP MacKay Convertible and MainStay VP MacKay Unconstrained Bond Portfolios will declare and distribute a dividend of net investment income quarterly. Each Portfolio, other than the MainStay VP U.S. Government Money Market, MainStay VP Floating Rate, MainStay VP Income Builder, MainStay VP MacKay Convertible and MainStay VP MacKay Unconstrained Bond Portfolios, declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the MainStay VP U.S. Government Money Market and MainStay VP Floating Rate, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following the ex-dividend date of the dividend. Each Portfolio will distribute its currency gains, if any, annually and net realized capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. Each Portfolio may declare an additional distribution of investment income, and net realized capital and currency gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

220

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five fiscal years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an owner would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The financial statements containing the financial highlights for all Portfolios have been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio’s financial statements, is included in each Portfolio’s Annual Report, which is available upon request.

221

Financial Highlights

MainStay VP Balanced Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.18	$ 14.26	$ 13.57	$ 15.04	$ 14.72

Net investment income (loss) (a)	0.28	0.23	0.21	0.22	0.20
Net realized and unrealized gain (loss) on investments	(1.31)	1.18	1.15	(0.61)	1.35

Total from investment operations	(1.03)	1.41	1.36	(0.39)	1.55

Less dividends and distributions:
From net investment income	(0.25)	(0.19)	(0.20)	(0.16)	(0.14)
From net realized gain on investments	(0.67)	(0.30)	(0.47)	(0.92)	(1.09)

Total dividends and distributions	(0.92)	(0.49)	(0.67)	(1.08)	(1.23)

Net asset value at end of year	$ 13.23	$ 15.18	$ 14.26	$ 13.57	$ 15.04

Total investment return (b)	(7.36%)	10.02%	10.24%	(2.59%)	10.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.88%	1.54%	1.47%(c)	1.49%	1.33%
Net expenses (d)	0.74%	0.74%	0.74%(e)	0.76%	0.76%
Expenses (before waiver/reimbursement) (d)	0.74%	0.74%	0.76%	0.76%	0.76%
Portfolio turnover rate	209%	174%	253%	214%	171%
Net assets at end of year (in 000’s)	$ 16,084	$ 17,209	$ 15,666	$ 14,037	$ 14,274

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.45%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.76%.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.03	$ 14.13	$ 13.45	$ 14.92	$ 14.63

Net investment income (loss) (a)	0.24	0.19	0.17	0.18	0.16
Net realized and unrealized gain (loss) on investments	(1.30)	1.17	1.15	(0.60)	1.33

Total from investment operations	(1.06)	1.36	1.32	(0.42)	1.49

Less dividends and distributions:
From net investment income	(0.21)	(0.16)	(0.17)	(0.13)	(0.11)
From net realized gain on investments	(0.67)	(0.30)	(0.47)	(0.92)	(1.09)

Total dividends and distributions	(0.88)	(0.46)	(0.64)	(1.05)	(1.20)

Net asset value at end of year	$ 13.09	$ 15.03	$ 14.13	$ 13.45	$ 14.92

Total investment return (b)	(7.59%)	9.75%	9.96%	(2.83%)	10.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%	1.28%	1.22%(c)	1.24%	1.09%
Net expenses (d)	0.99%	0.99%	0.99%(e)	1.01%	1.01%
Expenses (before waiver/reimbursement) (d)	0.99%	0.99%	1.01%	1.01%	1.01%
Portfolio turnover rate	209%	174%	253%	214%	171%
Net assets at end of year (in 000’s)	$ 352,496	$ 426,646	$ 395,611	$ 353,238	$ 338,667

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 1.01%.

222

Financial Highlights

MainStay VP Bond Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.31	$ 14.26	$ 14.19	$ 14.52	$ 14.00

Net investment income (loss) (a)	0.38	0.32	0.32	0.31	0.33
Net realized and unrealized gain (loss) on investments	(0.53)	0.23	0.20	(0.27)	0.49

Total from investment operations	(0.15)	0.55	0.52	0.04	0.82

Less dividends and distributions:
From net investment income	(0.40)	(0.37)	(0.39)	(0.36)	(0.30)
From net realized gain on investments	(0.04)	(0.13)	(0.06)	(0.01)	—

Total dividends and distributions	(0.44)	(0.50)	(0.45)	(0.37)	(0.30)

Net asset value at end of year	$ 13.72	$ 14.31	$ 14.26	$ 14.19	$ 14.52

Total investment return (b)	(1.00%)	3.85%	3.53%	0.22%	5.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.76%	2.23%	2.16%(c)	2.14%	2.29%
Net expenses	0.53%	0.52%	0.51%(d)	0.52%	0.53%
Expenses (before waiver/reimbursement)	0.53%	0.52%	0.53%	0.52%	0.53%
Portfolio turnover rate (e)	148%	209%	258%	326%	262%
Net assets at end of year (in 000’s)	$ 307,682	$ 517,067	$ 538,979	$ 707,265	$ 733,113

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.

(d) Without the custody fee reimbursement, net expenses would have been 0.53%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 133%, 190%, 223%, 191% and 116% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.16	$ 14.12	$ 14.06	$ 14.39	$ 13.87

Net investment income (loss) (a)	0.35	0.28	0.28	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.53)	0.22	0.19	(0.27)	0.48

Total from investment operations	(0.18)	0.50	0.47	(0.00)‡	0.77

Less dividends and distributions:

From net investment income	(0.36)	(0.33)	(0.35)	(0.32)	(0.25)
From net realized gain on investments	(0.04)	(0.13)	(0.06)	(0.01)	—

Total dividends and distributions	(0.40)	(0.46)	(0.41)	(0.33)	(0.25)

Net asset value at end of year	$ 13.58	$ 14.16	$ 14.12	$ 14.06	$ 14.39

Total investment return (b)	(1.25%)	3.59%	3.27%	(0.03%)	5.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53%	1.98%	1.90%(c)	1.89%	2.04%
Net expenses	0.78%	0.77%	0.76%(d)	0.77%	0.78%
Expenses (before waiver/reimbursement)	0.78%	0.77%	0.78%	0.77%	0.78%
Portfolio turnover rate (e)	148%	209%	258%	326%	262%

Net assets at end of year (in 000’s)	$ 323,100	$ 333,530	$ 351,848	$ 339,529	$ 358,663

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.

(d) Without the custody fee reimbursement, net expenses would have been 0.78%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 133%, 190%, 223%, 191% and 116% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

223

Financial Highlights

MainStay VP Conservative Allocation Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.80	$ 10.87	$ 10.71	$ 11.85	$ 12.47

Net investment income (loss) (a)	0.23	0.22	0.22	0.24	0.25
Net realized and unrealized gain (loss) on investments	(0.98)	0.95	0.46	(0.41)	0.28

Total from investment operations	(0.75)	1.17	0.68	(0.17)	0.53

Less dividends and distributions:
From net investment income	(0.28)	(0.24)	(0.29)	(0.28)	(0.32)
From net realized gain on investments	—	—	(0.23)	(0.69)	(0.83)

Total dividends and distributions	(0.28)	(0.24)	(0.52)	(0.97)	(1.15)

Net asset value at end of year	$ 10.77	$ 11.80	$ 10.87	$ 10.71	$ 11.85

Total investment return (b)	(6.47%)	10.80%	6.36%	(1.41%)	4.29%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02%	1.89%	2.02%	2.01%	1.99%
Net expenses (c)	0.03%	0.02%	0.03%	0.03%	0.03%
Portfolio turnover rate	58%	44%	44%	40%	47%
Net assets at end of year (in 000’s)	$ 14,616	$ 16,481	$ 16,599	$ 16,171	$ 15,669

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.67	$ 10.75	$ 10.60	$ 11.73	$ 12.37

Net investment income (loss) (a)	0.20	0.19	0.19	0.21	0.22
Net realized and unrealized gain (loss) on investments	(0.96)	0.94	0.45	(0.40)	0.26

Total from investment operations	(0.76)	1.13	0.64	(0.19)	0.48

Less dividends and distributions:
From net investment income	(0.25)	(0.21)	(0.26)	(0.25)	(0.29)
From net realized gain on investments	—	—	(0.23)	(0.69)	(0.83)

Total dividends and distributions	(0.25)	(0.21)	(0.49)	(0.94)	(1.12)

Net asset value at end of year	$ 10.66	$ 11.67	$ 10.75	$ 10.60	$ 11.73

Total investment return (b)	(6.68%)	10.52%	6.10%	(1.65%)	4.03%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%	1.66%	1.74%	1.84%	1.78%
Net expenses (c)	0.28%	0.27%	0.28%	0.28%	0.28%
Portfolio turnover rate	58%	44%	44%	40%	47%
Net assets at end of year (in 000’s)	$ 714,720	$ 865,873	$ 850,124	$ 900,093	$ 896,381

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

224

Financial Highlights

MainStay VP Eagle Small Cap Growth Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.09	$ 12.03	$ 11.53	$ 13.33	$ 13.07

Net investment income (loss) (a)	(0.06)	(0.06)	(0.05)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	(1.04)	2.78	1.19	(0.09)	0.36

Total from investment operations	(1.10)	2.72	1.14	(0.16)	0.32

Less distributions:
From net realized gain on investments	(0.79)	(0.66)	(0.64)	(1.64)	(0.06)

Net asset value at end of year	$ 12.20	$ 14.09	$ 12.03	$ 11.53	$ 13.33

Total investment return (b)	(8.88%)	22.83%	10.01%	(0.91%)	2.52%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.40%)	(0.48%)	(0.41%)	(0.53%)	(0.30%)
Net expenses (c)	0.85%	0.85%	0.86%	0.85%	0.85%
Portfolio turnover rate	41%	41%	36%	50%	51%
Net assets at end of year (in 000’s)	$ 251,547	$ 312,106	$ 282,378	$ 319,580	$ 343,965

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.87	$ 11.88	$ 11.42	$ 13.25	$ 13.02

Net investment income (loss) (a)	(0.09)	(0.09)	(0.07)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.03)	2.74	1.17	(0.09)	0.36

Total from investment operations	(1.12)	2.65	1.10	(0.19)	0.29

Less distributions:
From net realized gain on investments	(0.79)	(0.66)	(0.64)	(1.64)	(0.06)

Net asset value at end of year	$ 11.96	$ 13.87	$ 11.88	$ 11.42	$ 13.25

Total investment return (b)	(9.11%)	22.53%	9.73%	(1.16%)	2.27%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.64%)	(0.72%)	(0.66%)	(0.79%)	(0.55%)
Net expenses (c)	1.10%	1.10%	1.11%	1.10%	1.10%
Portfolio turnover rate	41%	41%	36%	50%	51%
Net assets at end of year (in 000’s)	$ 96,497	$ 90,887	$ 70,131	$ 71,135	$ 61,536

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

225

Financial Highlights

MainStay VP Emerging Markets Equity Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.22	$ 7.22	$ 6.83	$ 8.27	$ 9.50

Net investment income (loss) (a)	0.12	0.09	0.06	0.06	0.14 (b)
Net realized and unrealized gain (loss) on investments	(2.19)	3.03	0.37	(1.38)	(1.26)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.01)	(0.02)	(0.01)

Total from investment operations	(2.09)	3.11	0.42	(1.34)	(1.13)

Less dividends:
From net investment income	(0.14)	(0.11)	(0.03)	(0.10)	(0.10)

Net asset value at end of year	$ 7.99	$ 10.22	$ 7.22	$ 6.83	$ 8.27

Total investment return (c)	(20.55%)	43.12%	6.23%	(16.20%)	(11.97%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%	0.94%	0.91%(d)	0.77%	1.52%(b)
Net expenses (excluding short sale expenses) (e)	1.16%	1.24%	1.29%(f)	1.40%	1.37%
Expenses (including short sales expenses) (e)	1.16%	1.24%	1.29%	1.40%	1.37%
Short sale expenses	—	0.00%(g)	0.00%(g)	0.00%(g)	—
Portfolio turnover rate	135%	149%	123%	207%	65%
Net assets at end of year (in 000’s)	$ 371,834	$ 497,861	$ 257,593	$ 204,138	$ 165,049

(a) Per share data based on average shares outstanding during the year.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.

(c) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 0.83%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 1.37%.

(g) Less than 0.01%.

226

Financial Highlights

MainStay VP Emerging Markets Equity Portfolio

(Selected per share data and ratios)

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.20	$ 7.21	$ 6.82	$ 8.25	$ 9.47

Net investment income (loss) (a)	0.10	0.07	0.05	0.04	0.12 (b)
Net realized and unrealized gain (loss) on investments	(2.19)	3.02	0.36	(1.37)	(1.25)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.01)	(0.02)	(0.01)

Total from investment operations	(2.11)	3.08	0.40	(1.35)	(1.14)

Less dividends:
From net investment income	(0.11)	(0.09)	(0.01)	(0.08)	(0.08)

Net asset value at end of year	$ 7.98	$ 10.20	$ 7.21	$ 6.82	$ 8.25

Total investment return (c)	(20.74%)	42.77%	5.96%	(16.42%)	(12.19%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07%	0.73%	0.69%(d)	0.52%	1.29%(b)
Net expenses (excluding short sales expenses) (e)	1.41%	1.49%	1.55%(f)	1.65%	1.62%
Expenses (including short sales expenses) (e)	1.41%	1.49%	1.55%	1.65%	1.62%
Short sale expenses	—	0.00%(g)	0.00%(g)	0.00%(g)	—
Portfolio turnover rate	135%	149%	123%	207%	65%
Net assets at end of year (in 000’s)	$ 131,498	$ 208,590	$ 155,777	$ 163,884	$ 205,319

(a) Per share data based on average shares outstanding during the year.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.

(c) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 1.62%.

(g) Less than 0.01%.

227

Financial Highlights

MainStay VP Epoch U.S. Equity Yield Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 16.15	$ 13.79	$ 15.58	$ 18.94	$ 17.64

Net investment income (loss) (a)	0.39	0.30	0.21	0.19	0.48 (b)

Net realized and unrealized gain (loss) on investments	(1.12)	2.26	0.47	(0.95)	1.07

Total from investment operations	(0.73)	2.56	0.68	(0.76)	1.55

Less dividends and distributions:

From net investment income	(0.35)	(0.20)	(0.18)	(0.51)	(0.25)

From net realized gain on investments	(1.06)	—	(2.29)	(2.09)	—

Total dividends and distributions	(1.41)	(0.20)	(2.47)	(2.60)	(0.25)

Net asset value at end of year	$ 14.01	$ 16.15	$ 13.79	$ 15.58	$ 18.94

Total investment return (c)	(5.23%)	18.66%	4.90%	(3.78%)	8.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.49%	2.01%	1.41%	1.07%	2.64%(b)

Net expenses (d)	0.68%	0.73%	0.79%	0.78%	0.79%

Expenses (before waiver/reimbursement) (d)	0.71%	0.74%	0.79%	0.78%	0.79%

Portfolio turnover rate	25%	122%	99%	86%	68%

Net assets at end of year (in 000’s)	$ 548,881	$ 791,462	$ 637,936	$ 655,690	$ 722,647

(a) Per share data based on average shares outstanding during the year.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

(c) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.94	$ 13.61	$ 15.40	$ 18.75	$ 17.48

Net investment income (loss) (a)	0.35	0.26	0.17	0.15	0.42 (b)

Net realized and unrealized gain (loss) on investments	(1.12)	2.24	0.46	(0.95)	1.07

Total from investment operations	(0.77)	2.50	0.63	(0.80)	1.49

Less dividends and distributions:

From net investment income	(0.30)	(0.17)	(0.13)	(0.46)	(0.22)

From net realized gain on investments	(1.06)	—	(2.29)	(2.09)	—

Total dividends and distributions	(1.36)	(0.17)	(2.42)	(2.55)	(0.22)

Net asset value at end of year	$ 13.81	$ 15.94	$ 13.61	$ 15.40	$ 18.75

Total investment return (c)	(5.46%)	18.37%	4.63%	(4.02%)	8.61%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.23%	1.73%	1.16%	0.82%	2.36%(b)

Net expenses (d)	0.93%	0.98%	1.04%	1.03%	1.04%

Expenses (before waiver/reimbursement) (d)	0.96%	0.99%	1.04%	1.03%	1.04%

Portfolio turnover rate	25%	122%	99%	86%	68%

Net assets at end of year (in 000’s)	$ 431,635	$ 536,044	$ 526,452	$ 569,660	$ 647,096

(a) Per share data based on average shares outstanding during the year.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

(c) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

228

Financial Highlights

MainStay VP Fidelity Institutional AM® Utilities Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.75	$ 10.66	$ 10.15	$ 13.42	$ 12.65

Net investment income (loss) (a)	0.28	0.25	0.19	0.28	0.38
Net realized and unrealized gain (loss) on investments	(0.32)	1.49	0.88	(2.25)	1.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.16)	0.08	0.13	0.16

Total from investment operations	0.10	1.58	1.15	(1.84)	1.59

Less dividends and distributions:
From net investment income	(0.15)	(0.49)	(0.34)	(0.51)	(0.24)
From net realized gain on investments	(0.02)	—	(0.30)	(0.92)	(0.58)

Total dividends and distributions	(0.17)	(0.49)	(0.64)	(1.43)	(0.82)

Net asset value at end of year	$ 11.68	$ 11.75	$ 10.66	$ 10.15	$ 13.42

Total investment return (b)	0.80%	14.72%	11.43%	(14.35%)	12.68%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%	2.11%	1.76%(c)	2.23%	2.81%
Net expenses (d)	0.76%	0.76%	0.75%(e)	0.77%	0.78%(f)
Portfolio turnover rate	84%	30%	35%	43%	47%
Net assets at end of year (in 000’s)	$ 81,716	$ 83,261	$ 75,772	$ 70,368	$ 82,495

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.74%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.77%.

(f) Expense waiver/reimbursement less than 0.01%.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.69	$ 10.62	$ 10.10	$ 13.36	$ 12.61

Net investment income (loss) (a)	0.25	0.22	0.16	0.25	0.35
Net realized and unrealized gain (loss) on investments	(0.32)	1.47	0.89	(2.24)	1.04
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.16)	0.08	0.13	0.16

Total from investment operations	0.07	1.53	1.13	(1.86)	1.55

Less dividends and distributions:
From net investment income	(0.11)	(0.46)	(0.31)	(0.48)	(0.22)
From net realized gain on investments	(0.02)	—	(0.30)	(0.92)	(0.58)

Total dividends and distributions	(0.13)	(0.46)	(0.61)	(1.40)	(0.80)

Net asset value at end of year	$ 11.63	$ 11.69	$ 10.62	$ 10.10	$ 13.36

Total investment return (b)	0.55%	14.44%	11.15%	(14.57%)	12.40%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08%	1.87%	1.52%(c)	1.98%	2.53%
Net expenses (d)	1.01%	1.01%	1.00%(e)	1.02%	1.03%(f)
Portfolio turnover rate	84%	30%	35%	43%	47%
Net assets at end of year (in 000’s)	$ 1,066,963	$ 1,240,213	$ 1,160,397	$ 1,131,252	$ 1,357,229

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.50%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 1.02%.

(f) Expense waiver/reimbursement less than 0.01%.

229

Financial Highlights

MainStay VP Floating Rate Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 9.08	$ 9.11	$ 8.74	$ 9.05	$ 9.33

Net investment income (loss) (a)	0.43	0.39	0.35	0.35	0.36
Net realized and unrealized gain (loss) on investments	(0.42)	(0.03)	0.37	(0.31)	(0.28)

Total from investment operations	0.01	0.36	0.72	0.04	0.08

Less dividends:
From net investment income	(0.43)	(0.39)	(0.35)	(0.35)	(0.36)

Net asset value at end of year	$ 8.66	$ 9.08	$ 9.11	$ 8.74	$ 9.05

Total investment return (b)	(0.00%)‡(c)	3.98%	8.45%	0.39%	0.86%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.75%	4.21%	3.94%(d)	3.88%	3.89%
Net expenses (e)	0.65%	0.64%	0.64%(f)	0.64%	0.64%
Portfolio turnover rate	29%	52%	36%	35%	48%
Net assets at end of year (in 000’s)	$ 187,285	$ 259,054	$ 287,373	$ 226,083	$ 205,057

‡ Less than one-tenth of a percent.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 3.93%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 0.65%.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 9.09	$ 9.12	$ 8.75	$ 9.06	$ 9.34

Net investment income (loss) (a)	0.41	0.36	0.33	0.33	0.34
Net realized and unrealized gain (loss) on investments	(0.42)	(0.03)	0.37	(0.31)	(0.28)

Total from investment operations	(0.01)	0.33	0.70	0.02	0.06

Less dividends:
From net investment income	(0.41)	(0.36)	(0.33)	(0.33)	(0.34)

Net asset value at end of year	$ 8.67	$ 9.09	$ 9.12	$ 8.75	$ 9.06

Total investment return (b)	(0.25%)(c)	3.71%	8.18%	0.14%	0.61%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.52%	3.96%	3.68%(d)	3.63%	3.65%
Net expenses (e)	0.90%	0.89%	0.89%(f)	0.89%	0.89%
Portfolio turnover rate	29%	52%	36%	35%	48%
Net assets at end of year (in 000’s)	$ 611,492	$ 581,596	$ 582,341	$ 565,278	$ 581,456

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 3.67%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 0.90%.

230

Financial Highlights

MainStay VP Growth Allocation Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 12.65	$ 10.60	$ 10.63	$ 12.12	$ 12.51

Net investment income (loss) (a)	0.18	0.12	0.12	0.10	0.18
Net realized and unrealized gain (loss) on investments	(1.67)	2.26	0.68	(0.49)	0.40

Total from investment operations	(1.49)	2.38	0.80	(0.39)	0.58

Less dividends and distributions:
From net investment income	(0.19)	(0.12)	(0.17)	(0.22)	(0.17)
From net realized gain on investments	(0.47)	(0.21)	(0.66)	(0.88)	(0.80)

Total dividends and distributions	(0.66)	(0.33)	(0.83)	(1.10)	(0.97)

Net asset value at end of year	$ 10.50	$ 12.65	$ 10.60	$ 10.63	$ 12.12

Total investment return (b)	(12.78%)	22.67%	7.59%	(3.13%)	4.88%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	1.05%	1.19%	0.85%	1.43%
Net expenses (c)	0.02%	0.02%	0.03%	0.03%	0.03%
Portfolio turnover rate	28%	26%	21%	29%	27%
Net assets at end of year (in 000’s)	$ 66,326	$ 76,504	$ 60,070	$ 51,447	$ 48,088

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 12.53	$ 10.51	$ 10.55	$ 12.05	$ 12.45

Net investment income (loss) (a)	0.14	0.09	0.10	0.08	0.13
Net realized and unrealized gain (loss) on investments	(1.65)	2.24	0.66	(0.50)	0.42

Total from investment operations	(1.51)	2.33	0.76	(0.42)	0.55

Less dividends and distributions:
From net investment income	(0.16)	(0.10)	(0.14)	(0.20)	(0.15)
From net realized gain on investments	(0.47)	(0.21)	(0.66)	(0.88)	(0.80)

Total dividends and distributions	(0.63)	(0.31)	(0.80)	(1.08)	(0.95)

Net asset value at end of year	$ 10.39	$ 12.53	$ 10.51	$ 10.55	$ 12.05

Total investment return (b)	(12.99%)	22.36%	7.32%	(3.37%)	4.62%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	0.81%	0.95%	0.65%	1.03%
Net expenses (c)	0.27%	0.27%	0.28%	0.28%	0.28%
Portfolio turnover rate	28%	26%	21%	29%	27%
Net assets at end of year (in 000’s)	$ 929,230	$ 1,074,280	$ 829,780	$ 684,824	$ 550,573

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

231

Financial Highlights

MainStay VP Income Builder Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 17.29	$ 15.94	$ 15.31	$ 17.30	$ 17.70

Net investment income (loss) (a)	0.53	0.49	0.54	0.64	0.80
Net realized and unrealized gain (loss) on investments	(1.49)	1.62	0.72	(1.36)	0.36
Net realized and unrealized gain (loss) on foreign currency transactions	0.11	(0.14)	0.14	0.14	0.23

Total from investment operations	(0.85)	1.97	1.40	(0.58)	1.39

Less dividends and distributions:
From net investment income	(0.46)	(0.54)	(0.68)	(0.80)	(1.04)
From net realized gain on investments	(0.75)	(0.08)	(0.09)	(0.61)	(0.75)

Total dividends and distributions	(1.21)	(0.62)	(0.77)	(1.41)	(1.79)

Net asset value at end of year	$ 15.23	$ 17.29	$ 15.94	$ 15.31	$ 17.30

Total investment return (b)	(5.21%)	12.53%	9.30%	(3.50%)	8.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.18%	2.91%	3.47%	3.79%	4.44%
Net expenses (c)	0.62%	0.62%	0.63%	0.63%	0.63%
Interest expense and fees	0.00% (d)	0.01%	—	—	—
Portfolio turnover rate	50% (e)	26%	28%	35%	13%
Net assets at end of year (in 000’s)	$ 178,608	$ 207,056	$ 202,450	$ 206,198	$ 234,670

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Less than 0.01%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 39% for the year ended December 31, 2018.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 17.17	$ 15.83	$ 15.21	$ 17.20	$ 17.57

Net investment income (loss) (a)	0.48	0.44	0.50	0.59	0.74
Net realized and unrealized gain (loss) on investments	(1.48)	1.62	0.72	(1.35)	0.38
Net realized and unrealized gain (loss) on foreign currency transactions	0.11	(0.14)	0.14	0.14	0.23

Total from investment operations	(0.89)	1.92	1.36	(0.62)	1.35

Less dividends and distributions:
From net investment income	(0.42)	(0.50)	(0.65)	(0.76)	(0.97)
From net realized gain on investments	(0.75)	(0.08)	(0.09)	(0.61)	(0.75)

Total dividends and distributions	(1.17)	(0.58)	(0.74)	(1.37)	(1.72)

Net asset value at end of year	$ 15.11	$ 17.17	$ 15.83	$ 15.21	$ 17.20

Total investment return (b)	(5.45%)	12.25%	9.03%	(3.74%)	7.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.93%	2.65%	3.20%	3.54%	4.12%
Net expenses (including interest expense and fees) (c)	0.87%	0.87%	0.88%	0.88%	0.88%
Interest expense and fees	0.00% (d)	0.01%	—	—	—
Portfolio turnover rate	50% (e)	26%	28%	35%	13%
Net assets at end of year (in 000’s)	$ 360,874	$ 425,340	$ 361,357	$ 309,350	$ 284,391

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Less than 0.01%.

(e) The portfolio turnover rate not including mortgage dollar rolls were 39% for the year ended December 31, 2018.

232

Financial Highlights

MainStay VP Indexed Bond Portfolio

(Selected per share data and ratios)

Initial Class	Year ended December 31, 2018	May 1, 2017* through December 31, 2017
Net asset value at beginning of period	$ 10.04	$ 10.00

Net investment income (loss) (a)	0.26	0.13
Net realized and unrealized gain (loss) on investments	(0.33)	0.01

Total from investment operations	(0.07)	0.14

Less dividends and distributions:
From net investment income	(0.17)	(0.10)
From net realized gain on investments	—	(0.00)‡

Total dividends and distributions	(0.17)	(0.10)

Net asset value at end of period	$ 9.80	$ 10.04

Total investment return (b)	(0.67%)	1.42%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.67%	1.92%††
Net expenses (c)	0.31%	0.37%††
Portfolio turnover rate (d)	143%	104%(e)
Net assets at end of period (in 000’s)	$ 362,545	$ 140,759

* Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) The portfolio turnover rate not including mortgage dollar rolls were 104% and 59% for the year ended December 31, 2018 and for the period ended December 31, 2017, respectively.

(e) Portfolio turnover rate is not annualized.

Service Class	Year ended December 31, 2018	May 1, 2017* through December 31, 2017
Net asset value at beginning of period	$ 10.03	$ 10.00

Net investment income (loss) (a)	0.24	0.12
Net realized and unrealized gain (loss) on investments	(0.33)	0.00 ‡

Total from investment operations	(0.09)	0.12

Less dividends and distributions:
From net investment income	(0.16)	(0.09)
From net realized gain on investments	—	(0.00)‡

Total dividends and distributions	(0.16)	(0.09)

Net asset value at end of period	$ 9.78	$ 10.03

Total investment return (b)	(0.92%)	1.26%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.48%	1.70%††
Net expenses (c)	0.56%	0.62%††
Portfolio turnover rate (d)	143%	104%(e)
Net assets at end of period (in 000’s)	$ 36,560	$ 3,424

* Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) The portfolio turnover rate not including mortgage dollar rolls were 104% and 59% for the year ended December 31, 2018 and for the period ended December 31, 2017, respectively.

(e) Portfolio turnover rate is not annualized.

233

Financial Highlights

MainStay VP Janus Henderson Balanced Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.18	$ 11.82	$ 12.11	$ 13.13	$ 12.47

Net investment income (loss) (a)	0.26	0.25	0.22	0.24	0.24

Net realized and unrealized gain (loss) on investments	(0.14)	1.89	0.32	(0.17)	0.84

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	0.12	2.14	0.54	0.07	1.08

Less dividends and distributions:

From net investment income	(0.25)	(0.23)	(0.23)	(0.25)	(0.19)

From net realized gain on investments	(0.74)	(0.55)	(0.60)	(0.84)	(0.23)

Total dividends and distributions	(0.99)	(0.78)	(0.83)	(1.09)	(0.42)

Net asset value at end of year	$ 12.31	$ 13.18	$ 11.82	$ 12.11	$ 13.13

Total investment return (b)	0.42%	18.35%	4.70%	0.70%	8.68%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.93%	1.95%	1.87%	1.84%	1.85%

Net expenses (c)	0.58%	0.58%	0.59%	0.58%	0.58%

Expenses (before waiver/reimbursement) (c)	0.58%(d)	0.58%(d)	0.59%	0.58%	0.59%

Portfolio turnover rate	132%(e)	73%(e)	74%	76%	86%

Net assets at end of year (in 000’s)	$ 371,106	$ 417,996	$ 401,219	$ 429,680	$ 478,480

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Expense waiver/reimbursement less than 0.01%.

(e) The portfolio turnover rate not including mortgage dollar rolls were 103% and 66% for the years ended December 31, 2018 and 2017, respectively.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.11	$ 11.77	$ 12.06	$ 13.08	$ 12.44

Net investment income (loss) (a)	0.22	0.22	0.19	0.21	0.21

Net realized and unrealized gain (loss) on investments	(0.13)	1.88	0.32	(0.17)	0.82

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	0.09	2.10	0.51	0.04	1.03

Less dividends and distributions:

From net investment income	(0.22)	(0.21)	(0.20)	(0.22)	(0.16)

From net realized gain on investments	(0.74)	(0.55)	(0.60)	(0.84)	(0.23)

Total dividends and distributions	(0.96)	(0.76)	(0.80)	(1.06)	(0.39)

Net asset value at end of year	$ 12.24	$ 13.11	$ 11.77	$ 12.06	$ 13.08

Total investment return (b)	0.17%	18.05%	4.44%	0.45%	8.41%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.69%	1.70%	1.62%	1.60%	1.61%

Net expenses (c)	0.83%	0.83%	0.84%	0.83%	0.83%

Expenses (before waiver/reimbursement) (c)	0.83%(d)	0.83%(d)	0.84%	0.83%	0.84%

Portfolio turnover rate	132%(e)	73%(e)	74%	76%	86%

Net assets at end of year (in 000’s)	$ 748,653	$ 730,439	$ 619,849	$ 591,626	$ 568,868

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Expense waiver/reimbursement less than 0.01%.

(e) The portfolio turnover rate not including mortgage dollar rolls were 103% and 66% for the years ended December 31, 2018 and 2017, respectively.

234

Financial Highlights

MainStay VP IQ Hedge Multi-Strategy Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018†	2017†	2016†	2015	2014

Net asset value at beginning of year	$ 8.92	$ 9.04	$ 9.03	$ 9.82	$ 11.15

Net investment income (loss) (a)	(0.05)	(0.08)	(0.10)	(0.06)	(0.08)

Net realized and unrealized gain (loss) on investments	(0.55)	0.16	0.03	(0.72)	(1.25)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.10)	0.08	(0.01)	(0.00)‡

Total from investment operations	(0.60)	(0.02)	0.01	(0.79)	(1.33)

Less dividends:

From net investment income	(0.10)	(0.10)	—	—	—

Net asset value at end of year	$ 8.22	$ 8.92	$ 9.04	$ 9.03	$ 9.82

Total investment return (b)	(6.88%)	(0.25%)	0.11%(c)	(8.04%)	(11.93%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.53%)	(0.93%)	(1.11%)	(0.59%)	(0.78%)

Net expenses (excluding short sale expenses) (d)	1.43%	1.43%	1.46%	1.47%	1.46%

Expenses (including short sales expenses, before waiver/reimbursement) (d)	2.96%	2.63%	2.63%	2.00%	2.21%

Short sale expenses	1.28%	1.05%	0.95%	0.53%	0.75%

Portfolio turnover rate	450%	185%	267%	115%	113%

Net assets at end of year (in 000’s)	$ 9,059	$ 149,753	$ 201,252	$ 3,051	$ 100,126

† Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

235

Financial Highlights

MainStay VP IQ Hedge Multi-Strategy Portfolio

(Selected per share data and ratios)

Year ended December 31,

Service Class	2018†	2017†	2016†	2015	2014

Net asset value at beginning of year	$ 8.87	$ 8.99	$ 9.00	$ 9.79	$ 11.14

Net investment income (loss) (a)	(0.00)‡	(0.11)	(0.12)	(0.11)	(0.11)

Net realized and unrealized gain (loss) on investments	(0.63)	0.18	0.03	(0.67)	(1.24)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.11)	0.08	(0.01)	(0.00)‡

Total from investment operations	(0.63)	(0.04)	(0.01)	(0.79)	(1.35)

Less dividends:

From net investment income	(0.06)	(0.08)	—	—	—

Net asset value at end of year	$ 8.18	$ 8.87	$ 8.99	$ 9.00	$ 9.79

Total investment return (b)	(7.14%)	(0.51%)	(0.11%)(c)	(8.07%)(c)	(12.12%)(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.03%	(1.20%)	(1.36%)	(1.15%)	(1.04%)

Net expenses (excluding short sales expenses) (d)	1.60%	1.68%	1.71%	1.72%	1.71%

Expenses (including short sales expenses, before waiver/reimbursement) (d)	2.84%	2.88%	2.80%	2.51%	2.48%

Short sale expenses	0.99%	1.05%	0.90%	0.79%	0.77%

Portfolio turnover rate	450%	185%	267%	115%	113%

Net assets at end of year (in 000’s)	$ 391,094	$ 423,600	$ 366,470	$ 330,375	$ 344,385

† Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

236

Financial Highlights

MainStay VP Large Cap Growth Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 23.92	$ 18.71	$ 20.83	$ 22.48	$ 22.83

Net investment income (loss) (a)	0.00 ‡	0.02	0.01	(0.00)‡	(0.01)
Net realized and unrealized gain (loss) on investments	1.36	6.00	(0.43)	1.22	2.29

Total from investment operations	1.36	6.02	(0.42)	1.22	2.28

Less distributions:
From net realized gain on investments	(3.64)	(0.81)	(1.70)	(2.87)	(2.63)

Net asset value at end of year	$ 21.64	$ 23.92	$ 18.71	$ 20.83	$ 22.48

Total investment return (b)	3.57%	32.39%	(2.27%)	6.18%	10.63%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.10%	0.07%	(0.01%)	(0.03%)
Net expenses (c)	0.76%(d)	0.76%(d)	0.77%	0.77%	0.77%
Portfolio turnover rate	58%	53%	94%	71%	78%
Net assets at end of year (in 000’s)	$ 238,174	$ 368,861	$ 518,425	$ 448,409	$ 410,122

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Expense waiver/reimbursement less than 0.01%.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 22.96	$ 18.03	$ 20.18	$ 21.93	$ 22.39

Net investment income (loss) (a)	(0.06)	(0.03)	(0.03)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	1.34	5.77	(0.42)	1.18	2.23

Total from investment operations	1.28	5.74	(0.45)	1.12	2.17

Less distributions:
From net realized gain on investments	(3.64)	(0.81)	(1.70)	(2.87)	(2.63)

Net asset value at end of year	$ 20.60	$ 22.96	$ 18.03	$ 20.18	$ 21.93

Total investment return (b)	3.31%	32.06%	(2.52%)	5.91%	10.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.23%)	(0.15%)	(0.17%)	(0.26%)	(0.28%)
Net expenses (c)	1.01%(d)	1.01% (d)	1.02%	1.02%	1.02%
Portfolio turnover rate	58%	53%	94%	71%	78%
Net assets at end of year (in 000’s)	$ 623,836	$ 575,514	$ 435,029	$ 440,891	$ 373,762

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Expense waiver/reimbursement less than 0.01%.

237

Financial Highlights

MainStay VP MacKay Common Stock Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 29.75	$ 25.60	$ 25.43	$ 27.80	$ 24.58

Net investment income (loss) (a)	0.42	0.43	0.40	0.42	0.37
Net realized and unrealized gain (loss) on investments	(1.69)	5.30	1.82	(0.28)	3.19

Total from investment operations	(1.27)	5.73	2.22	0.14	3.56

Less dividends and distributions:
From net investment income	(0.49)	(0.39)	(0.40)	(0.38)	(0.34)
From net realized gain on investments	(2.76)	(1.19)	(1.65)	(2.13)	—

Total dividends and distributions	(3.25)	(1.58)	(2.05)	(2.51)	(0.34)

Net asset value at end of year	$ 25.23	$ 29.75	$ 25.60	$ 25.43	$ 27.80

Total investment return (b)	(5.84%)	22.83%	9.12%	0.85%	14.53%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40%	1.53%	1.57%	1.55%	1.44%
Net expenses (c)	0.57%	0.57%	0.58%	0.57%	0.58%
Portfolio turnover rate	125%	98%	125%	112%	111%
Net assets at end of year (in 000’s)	$ 454,804	$ 639,120	$ 577,310	$ 580,635	$ 605,679

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 29.45	$ 25.37	$ 25.23	$ 27.61	$ 24.44

Net investment income (loss) (a)	0.35	0.35	0.33	0.35	0.31
Net realized and unrealized gain (loss) on investments	(1.68)	5.26	1.81	(0.27)	3.15

Total from investment operations	(1.33)	5.61	2.14	0.08	3.46

Less dividends and distributions:
From net investment income	(0.42)	(0.34)	(0.35)	(0.33)	(0.29)
From net realized gain on investments	(2.76)	(1.19)	(1.65)	(2.13)	—

Total dividends and distributions	(3.18)	(1.53)	(2.00)	(2.46)	(0.29)

Net asset value at end of year	$ 24.94	$ 29.45	$ 25.37	$ 25.23	$ 27.61

Total investment return (b)	(6.08%)	22.52%	8.85%	0.60%	14.25%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17%	1.28%	1.32%	1.30%	1.19%
Net expenses (c)	0.82%	0.82%	0.83%	0.82%	0.83%
Portfolio turnover rate	125%	98%	125%	112%	111%
Net assets at end of year (in 000’s)	$ 237,094	$ 268,526	$ 194,992	$ 149,358	$ 141,170

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

238

Financial Highlights

MainStay VP MacKay Convertible Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.29	$ 12.28	$ 11.86	$ 13.41	$ 13.38

Net investment income (loss) (a)	0.17	0.18	0.19	0.14	0.16
Net realized and unrealized gain (loss) on investments	(0.41)	1.28	1.18	(0.32)	0.88

Total from investment operations	(0.24)	1.46	1.37	(0.18)	1.04

Less dividends and distributions:
From net investment income	(0.23)	(0.23)	(0.47)	(0.36)	(0.45)
From net realized gain on investments	(0.51)	(0.22)	(0.48)	(1.01)	(0.56)

Total dividends and distributions	(0.74)	(0.45)	(0.95)	(1.37)	(1.01)

Net asset value at end of year	$ 12.31	$ 13.29	$ 12.28	$ 11.86	$ 13.41

Total investment return (b)	(2.27%)	11.99%	12.07%	(1.33%)	7.98%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	1.40%	1.59%	1.08%	1.21%
Net expenses (c)	0.61%	0.62%	0.64%	0.62%	0.63%
Portfolio turnover rate	43%	34%	39%	58%	55%
Net assets at end of year (in 000’s)	$ 177,136	$ 227,285	$ 162,462	$ 142,942	$ 158,220

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.18	$ 12.18	$ 11.77	$ 13.32	$ 13.27

Net investment income (loss) (a)	0.13	0.15	0.16	0.11	0.13
Net realized and unrealized gain (loss) on investments	(0.40)	1.26	1.17	(0.32)	0.86

Total from investment operations	(0.27)	1.41	1.33	(0.21)	0.99

Less dividends and distributions:
From net investment income	(0.19)	(0.19)	(0.44)	(0.33)	(0.38)
From net realized gain on investments	(0.51)	(0.22)	(0.48)	(1.01)	(0.56)

Total dividends and distributions	(0.70)	(0.41)	(0.92)	(1.34)	(0.94)

Net asset value at end of year	$ 12.21	$ 13.18	$ 12.18	$ 11.77	$ 13.32

Total investment return (b)	(2.52%)	11.72%	11.79%	(1.57%)	7.71%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99%	1.15%	1.35%	0.84%	0.97%
Net expenses (c)	0.86%	0.87%	0.89%	0.87%	0.88%
Portfolio turnover rate	43%	34%	39%	58%	55%
Net assets at end of year (in 000’s)	$ 592,673	$ 565,974	$ 476,926	$ 460,883	$ 460,406

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

239

Financial Highlights

MainStay VP MacKay Convertible Portfolio

(Selected per share data and ratios)

	Year ended December 31,		April 26, 2016* through December 31,

Service 2 Class	2018	2017	2016

Net asset value at beginning of period	$ 13.18	$ 12.18	$ 11.63

Net investment income (loss) (a)	0.12	0.14	0.11
Net realized and unrealized gain (loss) on investments	(0.40)	1.26	1.04

Total from investment operations	(0.28)	1.40	1.15

Less dividends and distributions:
From net investment income	(0.18)	(0.18)	(0.12)
From net realized gain on investments	(0.51)	(0.22)	(0.48)

Total dividends and distributions	(0.69)	(0.40)	(0.60)

Net asset value at end of period	$ 12.21	$ 13.18	$ 12.18

Total investment return (b)	(2.59%)	11.60%	10.01%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%	1.05%	1.33%††
Net expenses (c)	0.96%	0.97%	1.00%††
Portfolio turnover rate	43%	34%	39%
Net assets at end of period (in 000’s)	$ 3,016	$ 2,179	$ 797

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

240

Financial Highlights

MainStay VP MacKay Growth Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 30.87	$ 23.90	$ 26.09	$ 29.42	$ 34.19

Net investment income (loss) (a)	0.19	0.19	0.09	0.04	0.01
Net realized and unrealized gain (loss) on investments	(1.10)	7.05	(0.02)	0.58	2.63

Total from investment operations	(0.91)	7.24	0.07	0.62	2.64

Less dividends and distributions:
From net investment income	(0.21)	(0.07)	(0.04)	—	(0.23)
From net realized gain on investments	(2.01)	(0.20)	(2.22)	(3.95)	(7.18)

Total dividends and distributions	(2.22)	(0.27)	(2.26)	(3.95)	(7.41)

Net asset value at end of year	$ 27.74	$ 30.87	$ 23.90	$ 26.09	$ 29.42

Total investment return (b)	(4.24%)	30.41%	0.40%	2.58%	8.81%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.71%	0.35%(c)	0.15%	0.02%
Net expenses (d)	0.73%	0.74%	0.76%(e)	0.73%	0.73%
Portfolio turnover rate	127%	141%	177%	112%	88%
Net assets at end of year (in 000’s)	$ 461,537	$ 525,483	$ 337,401	$ 370,679	$ 405,444

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.34%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.77%.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 30.50	$ 23.62	$ 25.83	$ 29.24	$ 34.03

Net investment income (loss) (a)	0.11	0.12	0.02	(0.03)	(0.08)
Net realized and unrealized gain (loss) on investments	(1.10)	6.97	(0.01)	0.57	2.61

Total from investment operations	(0.99)	7.09	0.01	0.54	2.53

Less dividends and distributions:
From net investment income	(0.12)	(0.01)	—	—	(0.14)
From net realized gain on investments	(2.01)	(0.20)	(2.22)	(3.95)	(7.18)

Total dividends and distributions	(2.13)	(0.21)	(2.22)	(3.95)	(7.32)

Net asset value at end of year	$ 27.38	$ 30.50	$ 23.62	$ 25.83	$ 29.24

Total investment return (b)	(4.48%)	30.09%	0.15%	2.33%	8.54%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35%	0.46%	0.10%(c)	(0.09%)	(0.23%)
Net expenses (d)	0.98%	0.99%	1.01%(e)	0.98%	0.98%
Portfolio turnover rate	127%	141%	177%	112%	88%
Net assets at end of year (in 000’s)	$ 51,674	$ 66,735	$ 58,448	$ 63,846	$ 64,445

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.09%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 1.02%.

241

Financial Highlights

MainStay VP Cushing Renaissance Advantage Portfolio

(Selected per share data and ratios)

	Year ended December 31,			May 1, 2015* through December 31,
Initial Class	2018	2017	2016	2015
Net asset value at beginning of period	$ 10.52	$ 9.75	$ 7.59	$ 10.00

Net investment income (loss) (a)	(0.07)	(0.05)	0.00 ‡	0.04
Net realized and unrealized gain (loss) on investments	(2.84)	0.82	2.18	(2.40)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	(2.91)	0.77	2.18	(2.36)

Less dividends:
From net investment income	—	—	(0.02)	(0.05)

Net asset value at end of period	$ 7.61	$ 10.52	$ 9.75	$ 7.59

Total investment return (b)	(27.66%)(c)	7.90%	28.77%	(23.58%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.66%)	(0.49%)	0.06%	0.60% ††
Net expenses (d)	1.21%	1.31%	1.38%	1.35% ††
Portfolio turnover rate	162%	116%	356%	122% (e)
Net assets at end of period (in 000’s)	$ 90,681	$ 158,846	$ 71,036	$ 58,364

* Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Portfolio turnover rate is not annualized.

	Year ended December 31,			May 1, 2015* through December 31,

Service Class	2018	2017	2016	2015
Net asset value at beginning of period	$ 10.47	$ 9.73	$ 7.59	$ 10.00

Net investment income (loss) (a)	(0.09)	(0.07)	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	(2.83)	0.81	2.18	(2.39)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	(2.92)	0.74	2.16	(2.37)

Less dividends:
From net investment income	—	—	(0.02)	(0.04)

Net asset value at end of period	$ 7.55	$ 10.47	$ 9.73	$ 7.59

Total investment return (b)	(27.89%)(c)	7.61% (c)	28.48%	(23.70%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.91%)	(0.74%)	(0.37%)	0.37% ††
Net expenses (d)	1.46%	1.56%	1.64%	1.60% ††
Portfolio turnover rate	162%	116%	356%	122% (e)
Net assets at end of period (in 000’s)	$ 22,133	$ 32,457	$ 26,714	$ 5,927

* Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Portfolio turnover rate is not annualized.

242

Financial Highlights

MainStay VP MacKay Government Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.78	$ 10.85	$ 10.99	$ 11.25	$ 11.13

Net investment income (loss) (a)	0.26	0.25	0.24	0.29	0.31
Net realized and unrealized gain (loss) on investments	(0.27)	(0.02)	(0.11)	(0.23)	0.21

Total from investment operations	(0.01)	0.23	0.13	0.06	0.52

Less dividends and distributions:
From net investment income	(0.28)	(0.30)	(0.27)	(0.32)	(0.36)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.28)	(0.30)	(0.27)	(0.32)	(0.40)

Net asset value at end of year	$ 10.49	$ 10.78	$ 10.85	$ 10.99	$ 11.25

Total investment return (b)	(0.06%)	2.11%	1.07%	0.53%	4.61%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%	2.29%	2.14%(c)	2.54%	2.70%
Net expenses (d)	0.57%	0.56%	0.55%(e)	0.55%	0.55%
Expenses (before waiver/reimbursement) (d)	0.57%	0.56%	0.56%	0.55%	0.55%
Portfolio turnover rate	92% (f)	17%(f)	64%(f)	12%(f)	7%
Net assets at end of year (in 000’s)	$ 52,552	$ 56,561	$ 64,930	$ 72,924	$ 83,172

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 2.13%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.56%.

(f) The portfolio turnover rates not including mortgage dollar rolls were 80%, 5%, 19% and 11% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.69	$ 10.76	$ 10.90	$ 11.16	$ 11.04

Net investment income (loss) (a)	0.23	0.22	0.21	0.26	0.27
Net realized and unrealized gain (loss) on investments	(0.26)	(0.03)	(0.11)	(0.23)	0.21

Total from investment operations	(0.03)	0.19	0.10	0.03	0.48

Less dividends and distributions:
From net investment income	(0.25)	(0.26)	(0.24)	(0.29)	(0.32)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.25)	(0.26)	(0.24)	(0.29)	(0.36)

Net asset value at end of year	$ 10.41	$ 10.69	$ 10.76	$ 10.90	$ 11.16

Total investment return (b)	(0.31%)	1.86%	0.82%	0.28%	4.35%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19%	2.04%	1.89%(c)	2.29%	2.45%
Net expenses (d)	0.82%	0.81%	0.80%(e)	0.80%	0.80%
Expenses (before waiver/reimbursement) (d)	0.82%	0.81%	0.81%	0.80%	0.80%
Portfolio turnover rate	92% (f)	17%(f)	64%(f)	12%(f)	7%
Net assets at end of year (in 000’s)	$ 159,575	$ 155,477	$ 186,207	$ 178,259	$ 185,243

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.81%.

(f) The portfolio turnover rates not including mortgage dollar rolls were 80%, 5%, 19% and 11% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

243

Financial Highlights

MainStay VP MacKay High Yield Corporate Bond Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.05	$ 9.99	$ 9.10	$ 9.84	$ 10.26

Net investment income (loss) (a)	0.55	0.58	0.62	0.59	0.61
Net realized and unrealized gain (loss) on investments	(0.68)	0.10	0.85	(0.73)	(0.42)

Total from investment operations	(0.13)	0.68	1.47	(0.14)	0.19

Less dividends:
From net investment income	(0.60)	(0.62)	(0.58)	(0.60)	(0.61)

Net asset value at end of year	$ 9.32	$ 10.05	$ 9.99	$ 9.10	$ 9.84

Total investment return (b)	(1.46%)	6.86%	16.23%	(1.57%)	1.78%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.58%	5.69%	6.41%	5.99%	5.85%
Net expenses (c)	0.58%	0.58%	0.59%	0.58%	0.59%
Portfolio turnover rate	28%	40%	39%	37%	42%
Net assets at end of year (in 000’s)	$ 458,129	$ 574,162	$ 665,881	$ 642,186	$ 641,024

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 9.91	$ 9.86	$ 8.99	$ 9.73	$ 10.16

Net investment income (loss) (a)	0.52	0.55	0.59	0.56	0.58
Net realized and unrealized gain (loss) on investments	(0.66)	0.10	0.83	(0.72)	(0.42)

Total from investment operations	(0.14)	0.65	1.42	(0.16)	0.16

Less dividends:
From net investment income	(0.58)	(0.60)	(0.55)	(0.58)	(0.59)

Net asset value at end of year	$ 9.19	$ 9.91	$ 9.86	$ 8.99	$ 9.73

Total investment return (b)	(1.71%)	6.59%	15.94%	(1.82%)	1.53%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.33%	5.43%	6.15%	5.74%	5.60%
Net expenses (c)	0.83%	0.83%	0.84%	0.83%	0.84%
Portfolio turnover rate	28%	40%	39%	37%	42%
Net assets at end of year (in 000’s)	$ 2,298,144	$ 2,528,783	$ 2,315,441	$ 2,035,855	$ 2,147,611

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

244

Financial Highlights

MainStay VP MacKay International Equity Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 17.46	$ 13.24	$ 14.04	$ 13.36	$ 13.81

Net investment income (loss) (a)	0.10	0.07	0.10	0.10	0.12
Net realized and unrealized gain (loss) on investments	(2.00)	4.21	(0.77)	0.75	(0.44)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	0.03	(0.02)	(0.03)	(0.04)

Total from investment operations	(1.94)	4.31	(0.69)	0.82	(0.36)

Less dividends and distributions:
From net investment income	(0.21)	(0.09)	(0.11)	(0.14)	(0.09)
From net realized gain on investments	(0.32)	—	—	—	—

Total dividends and distributions	(0.53)	(0.09)	(0.11)	(0.14)	(0.09)

Net asset value at end of year	$ 14.99	$ 17.46	$ 13.24	$ 14.04	$ 13.36

Total investment return (b)	(11.56%)	32.61%	(4.95%)	6.17%	(2.62%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.55%	0.43%	0.71%(c)	0.74%	0.85%
Net expenses (d)	0.96%	0.96%	0.95%(e)	0.95%	0.95%
Portfolio turnover rate	46%	49%	28%	40%	38%
Net assets at end of year (in 000’s)	$ 158,215	$ 196,676	$ 171,048	$ 243,076	$ 217,936

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.70%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.96%.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 17.32	$ 13.13	$ 13.92	$ 13.24	$ 13.70

Net investment income (loss) (a)	0.05	0.03	0.05	0.07	0.08
Net realized and unrealized gain (loss) on investments	(1.99)	4.18	(0.74)	0.74	(0.44)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	0.03	(0.03)	(0.03)	(0.04)

Total from investment operations	(1.98)	4.24	(0.72)	0.78	(0.40)

Less dividends and distributions:
From net investment income	(0.16)	(0.05)	(0.07)	(0.10)	(0.06)
From net realized gain on investments	(0.32)	—	—	—	—

Total dividends and distributions	(0.48)	(0.05)	(0.07)	(0.10)	(0.06)

Net asset value at end of year	$ 14.86	$ 17.32	$ 13.13	$ 13.92	$ 13.24

Total investment return (b)	(11.78%)	32.28%	(5.17%)	5.90%	(2.86%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32%	0.18%	0.40%(c)	0.48%	0.60%
Net expenses (d)	1.21%	1.21%	1.20%(e)	1.20%	1.20%
Portfolio turnover rate	46%	49%	28%	40%	38%
Net assets at end of year (in 000’s)	$ 258,307	$ 310,793	$ 251,474	$ 300,184	$ 309,428

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 1.21%.

245

Financial Highlights

MainStay VP MacKay Mid Cap Core Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.57	$ 13.37	$ 13.00	$ 15.83	$ 16.18

Net investment income (loss) (a)	0.16	0.12	0.13	0.13	0.10
Net realized and unrealized gain (loss) on investments	(1.68)	2.42	1.28	(0.73)	2.07

Total from investment operations	(1.52)	2.54	1.41	(0.60)	2.17

Less dividends and distributions:
From net investment income	(0.15)	(0.16)	(0.11)	(0.09)	(0.09)
From net realized gain on investments	(1.96)	(0.18)	(0.93)	(2.14)	(2.43)

Total dividends and distributions	(2.11)	(0.34)	(1.04)	(2.23)	(2.52)

Net asset value at end of year	$ 11.94	$ 15.57	$ 13.37	$ 13.00	$ 15.83

Total investment return (b)	(11.98%)	19.14%	11.17%	(3.68%)	14.38%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%	0.87%	1.09%	0.88%	0.62%
Net expenses (c)	0.86%	0.86%	0.86%	0.86%	0.85%
Expenses (before waiver/reimbursement) (c)	0.88%	0.88%	0.89%	0.88%	0.88%
Portfolio turnover rate	181%	155%	164%	174%	172%
Net assets at end of year (in 000’s)	$ 453,343	$ 503,364	$ 558,783	$ 506,368	$ 440,409

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.35	$ 13.18	$ 12.83	$ 15.64	$ 16.03

Net investment income (loss) (a)	0.12	0.09	0.12	0.09	0.06
Net realized and unrealized gain (loss) on investments	(1.66)	2.38	1.24	(0.71)	2.03

Total from investment operations	(1.54)	2.47	1.36	(0.62)	2.09

Less dividends and distributions:
From net investment income	(0.11)	(0.12)	(0.08)	(0.05)	(0.05)
From net realized gain on investments	(1.96)	(0.18)	(0.93)	(2.14)	(2.43)

Total dividends and distributions	(2.07)	(0.30)	(1.01)	(2.19)	(2.48)

Net asset value at end of year	$ 11.74	$ 15.35	$ 13.18	$ 12.83	$ 15.64

Total investment return (b)	(12.20%)	18.85%	10.89%	(3.92%)	14.10%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	0.64%	0.83%	0.61%	0.37%
Net expenses (c)	1.11%	1.11%	1.11%	1.11%	1.10%
Expenses (before waiver/reimbursement) (c)	1.13%	1.13%	1.14%	1.13%	1.13%
Portfolio turnover rate	181%	155%	164%	174%	172%
Net assets at end of year (in 000’s)	$ 395,800	$ 477,253	$ 435,287	$ 426,143	$ 479,799

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

246

Financial Highlights

MainStay VP MacKay S&P 500 Index Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 52.02	$ 44.05	$ 41.29	$ 41.99	$ 37.58

Net investment income (loss) (a)	1.04	0.80	0.70	0.70	0.66
Net realized and unrealized gain (loss) on investments	(3.15)	8.60	4.02	(0.29)	4.34

Total from investment operations	(2.11)	9.40	4.72	0.41	5.00

Less dividends and distributions:
From net investment income	(0.78)	(0.70)	(0.70)	(0.60)	(0.59)
From net realized gain on investments	(1.02)	(0.73)	(1.26)	(0.51)	—

Total dividends and distributions	(1.80)	(1.43)	(1.96)	(1.11)	(0.59)

Net asset value at end of year	$ 48.11	$ 52.02	$ 44.05	$ 41.29	$ 41.99

Total investment return (b)	(4.52%)	21.49%	11.62%	1.10%	13.35%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95%	1.65%	1.66%	1.67%	1.68%
Net expenses (c)	0.16%	0.22%	0.28%	0.27%	0.28%
Expenses (before waiver/reimbursement) (c)	0.19%	0.23%	0.28%	0.27%	0.28%
Portfolio turnover rate	9%	3%	3%	3%	3%
Net assets at end of year (in 000’s)	$ 1,001,911	$ 1,156,346	$ 899,633	$ 1,017,929	$ 890,188

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 51.66	$ 43.80	$ 41.08	$ 41.79	$ 37.44

Net investment income (loss) (a)	0.90	0.67	0.59	0.60	0.56
Net realized and unrealized gain (loss) on investments	(3.13)	8.54	4.00	(0.28)	4.30

Total from investment operations	(2.23)	9.21	4.59	0.32	4.86

Less dividends and distributions:
From net investment income	(0.67)	(0.62)	(0.61)	(0.52)	(0.51)
From net realized gain on investments	(1.02)	(0.73)	(1.26)	(0.51)	—

Total dividends and distributions	(1.69)	(1.35)	(1.87)	(1.03)	(0.51)

Net asset value at end of year	$ 47.74	$ 51.66	$ 43.80	$ 41.08	$ 41.79

Total investment return (b)	(4.76%)	21.19%	11.34%	0.85%	13.06%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%	1.40%	1.41%	1.42%	1.43%
Net expenses (c)	0.41%	0.47%	0.53%	0.52%	0.53%
Expenses (before waiver/reimbursement) (c)	0.44%	0.48%	0.53%	0.52%	0.53%
Portfolio turnover rate	9%	3%	3%	3%	3%
Net assets at end of year (in 000’s)	$ 920,531	$ 897,611	$ 613,011	$ 476,730	$ 423,009

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

247

Financial Highlights

MainStay VP MacKay Small Cap Core Portfolio

(Selected per share data and ratios)

	Year ended December 31,		May 2, 2016* through December 31,

Initial Class	2018	2017	2016

Net asset value at beginning of period	$ 13.16	$ 11.73	$ 10.00

Net investment income (loss) (a)	0.04	0.01	0.03
Net realized and unrealized gain (loss) on investments	(1.71)	1.63	1.88

Total from investment operations	(1.67)	1.64	1.91

Less dividends and distributions:
From net investment income	—	—	(0.02)
From net realized gain on investments	(1.67)	(0.21)	(0.16)

Total dividends and distributions	(1.67)	(0.21)	(0.18)

Net asset value at end of period	$ 9.82	$ 13.16	$ 11.73

Total investment return (b)	(15.11%)	13.93%	19.14%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33%	0.10%	0.39%††
Net expenses (c)	0.90%	0.90%	1.00%††
Portfolio turnover rate	161%	159%	180%
Net assets at end of period (in 000’s)	$ 123,857	$ 180,840	$ 164,253

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,		May 2, 2016* through December 31,

Service Class	2018	2017	2016

Net asset value at beginning of period	$ 13.11	$ 11.72	$ 10.00

Net investment income (loss) (a)	0.01	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	(1.69)	1.62	1.88

Total from investment operations	(1.68)	1.60	1.89

Less dividends and distributions:
From net investment income	—	—	(0.01)
From net realized gain on investments	(1.67)	(0.21)	(0.16)

Total dividends and distributions	(1.67)	(0.21)	(0.17)

Net asset value at end of period	$ 9.76	$ 13.11	$ 11.72

Total investment return (b)	(15.32%)	13.64%	18.95%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.09%	(0.15%)	0.16%††
Net expenses (c)	1.15%	1.15%	1.25%††
Portfolio turnover rate	161%	159%	180%
Net assets at end of period (in 000’s)	$ 136,965	$ 176,295	$ 175,015

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

248

Financial Highlights

MainStay VP MacKay Unconstrained Bond Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.06	$ 9.90	$ 9.54	$ 10.12	$ 10.32

Net investment income (loss) (a)	0.30	0.29	0.37	0.40	0.45
Net realized and unrealized gain (loss) on investments	(0.43)	0.18	0.33	(0.66)	(0.28)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.01	0.02	0.03

Total from investment operations	(0.13)	0.47	0.71	(0.24)	0.20

Less dividends and distributions:
From net investment income	(0.33)	(0.31)	(0.35)	(0.34)	(0.40)

Net asset value at end of year	$ 9.60	$ 10.06	$ 9.90	$ 9.54	$ 10.12

Total investment return (b)	(1.21%)	4.81%	7.50%	(2.42%)	1.92%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.04%	2.89%	3.80%	4.01%	4.31%
Net expenses (excluding short sale expenses) (c)	0.60%	0.60%	0.62%	0.62%	0.64%
Expenses (including short sales expenses) (c)	0.75%	0.67%	0.72%	0.65%	0.64%
Short sale expenses	0.15%	0.07%	0.10%	0.03%	—
Portfolio turnover rate	33%	32%	34%	26%	18%
Net assets at end of year (in 000’s)	$ 116,901	$ 137,454	$ 122,586	$ 129,311	$ 166,855

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.03	$ 9.87	$ 9.51	$ 10.09	$ 10.29

Net investment income (loss) (a)	0.28	0.26	0.34	0.38	0.42
Net realized and unrealized gain (loss) on investments	(0.43)	0.19	0.33	(0.66)	(0.28)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.01	0.02	0.03

Total from investment operations	(0.15)	0.45	0.68	(0.26)	0.17

Less dividends and distributions:
From net investment income	(0.31)	(0.29)	(0.32)	(0.32)	(0.37)

Net asset value at end of year	$ 9.57	$ 10.03	$ 9.87	$ 9.51	$ 10.09

Total investment return (b)	(1.46%)	4.55%	7.23%	(2.66%)	1.67%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.79%	2.64%	3.54%	3.77%	4.06%
Net expenses (excluding short sales expenses) (c)	0.85%	0.85%	0.87%	0.87%	0.89%
Expenses (including short sales expenses) (c)	1.00%	0.92%	0.97%	0.90%	0.89%
Short sale expenses	0.15%	0.07%	0.10%	0.03%	—
Portfolio turnover rate	33%	32%	34%	26%	18%
Net assets at end of year (in 000’s)	$ 999,100	$ 1,064,435	$ 882,928	$ 748,317	$ 571,281

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses, which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

249

Financial Highlights

MainStay VP Mellon Natural Resources Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 7.61	$ 7.67	$ 5.38	$ 8.06	$ 9.97

Net investment income (loss)	0.04	(0.01)	(0.01)	0.04	0.04
Net realized and unrealized gain (loss) on investments	(2.22)	(0.05)	2.34	(2.69)	(1.91)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	(2.18)	(0.06)	2.33	(2.65)	(1.87)

Less dividends:
From net investment income	—	—	(0.04)	(0.03)	(0.04)

Net asset value at end of year	$ 5.43	$ 7.61	$ 7.67	$ 5.38	$ 8.06

Total investment return (a)	(28.65%)(b)	(0.78%)(b)	43.33%	(32.96%)	(18.81%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.59%	(0.10%)	(0.12%)(c)	0.57%	0.38%
Net expenses (d)	0.94%	0.94%	0.93%(e)	0.93%	0.93%
Portfolio turnover rate	78%	17%	40%	21%	33%
Net assets at end of year (in 000’s)	$ 240,067	$ 379,253	$ 432,891	$ 332,823	$ 466,515

‡ Less than one cent per share.

(a) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(b) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.13)%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.94%.

250

Financial Highlights

MainStay VP Moderate Allocation Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.89	$ 10.57	$ 10.59	$ 12.03	$ 12.61

Net investment income (loss) (a)	0.23	0.20	0.19	0.20	0.23
Net realized and unrealized gain (loss) on investments	(1.16)	1.36	0.48	(0.39)	0.33

Total from investment operations	(0.93)	1.56	0.67	(0.19)	0.56

Less dividends and distributions:
From net investment income	(0.27)	(0.19)	(0.24)	(0.30)	(0.29)
From net realized gain on investments	(0.36)	(0.05)	(0.45)	(0.95)	(0.85)

Total dividends and distributions	(0.63)	(0.24)	(0.69)	(1.25)	(1.14)

Net asset value at end of year	$ 10.33	$ 11.89	$ 10.57	$ 10.59	$ 12.03

Total investment return (b)	(8.40%)	14.97%	6.41%	(1.61%)	4.62%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99%	1.79%	1.76%	1.69%	1.80%
Net expenses (c)	0.02%	0.02%	0.03%	0.02%	0.03%
Portfolio turnover rate	52%	33%	40%	36%	46%
Net assets at end of year (in 000’s)	$ 43,161	$ 49,419	$ 43,873	$ 41,551	$ 41,706

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.79	$ 10.48	$ 10.51	$ 11.95	$ 12.53

Net investment income (loss) (a)	0.20	0.17	0.16	0.17	0.19
Net realized and unrealized gain (loss) on investments	(1.16)	1.36	0.47	(0.39)	0.34

Total from investment operations	(0.96)	1.53	0.63	(0.22)	0.53

Less dividends and distributions:
From net investment income	(0.24)	(0.17)	(0.21)	(0.27)	(0.26)
From net realized gain on investments	(0.36)	(0.05)	(0.45)	(0.95)	(0.85)

Total dividends and distributions	(0.60)	(0.22)	(0.66)	(1.22)	(1.11)

Net asset value at end of year	$ 10.23	$ 11.79	$ 10.48	$ 10.51	$ 11.95

Total investment return (b)	(8.63%)	14.68%	6.14%	(1.86%)	4.35%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.73%	1.53%	1.52%	1.44%	1.51%
Net expenses (c)	0.27%	0.27%	0.28%	0.27%	0.28%
Portfolio turnover rate	52%	33%	40%	36%	46%
Net assets at end of year (in 000’s)	$ 1,103,235	$ 1,288,895	$ 1,171,213	$ 1,137,619	$ 1,154,403

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

251

Financial Highlights

MainStay VP Moderate Growth Allocation Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 12.61	$ 11.00	$ 11.08	$ 12.78	$ 13.36

Net investment income (loss) (a)	0.21	0.17	0.18	0.17	0.20
Net realized and unrealized gain (loss) on investments	(1.47)	1.86	0.64	(0.49)	0.39

Total from investment operations	(1.26)	2.03	0.82	(0.32)	0.59

Less dividends and distributions:
From net investment income	(0.24)	(0.18)	(0.24)	(0.30)	(0.25)
From net realized gain on investments	(0.54)	(0.24)	(0.66)	(1.08)	(0.92)

Total dividends and distributions	(0.78)	(0.42)	(0.90)	(1.38)	(1.17)

Net asset value at end of year	$ 10.57	$ 12.61	$ 11.00	$ 11.08	$ 12.78

Total investment return (b)	(10.73%)	18.62%	7.56%	(2.35%)	4.59%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71%	1.43%	1.60%	1.38%	1.51%
Net expenses (c)	0.02%	0.02%	0.03%	0.02%	0.03%
Portfolio turnover rate	44%	31%	33%	34%	44%
Net assets at end of year (in 000’s)	$ 80,133	$ 90,089	$ 76,025	$ 68,000	$ 66,849

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 12.49	$ 10.90	$ 10.99	$ 12.68	$ 13.28

Net investment income (loss) (a)	0.17	0.14	0.14	0.14	0.17
Net realized and unrealized gain (loss) on investments	(1.44)	1.84	0.64	(0.47)	0.38

Total from investment operations	(1.27)	1.98	0.78	(0.33)	0.55

Less dividends and distributions:
From net investment income	(0.21)	(0.15)	(0.21)	(0.28)	(0.23)
From net realized gain on investments	(0.54)	(0.24)	(0.66)	(1.08)	(0.92)

Total dividends and distributions	(0.75)	(0.39)	(0.87)	(1.36)	(1.15)

Net asset value at end of year	$ 10.47	$ 12.49	$ 10.90	$ 10.99	$ 12.68

Total investment return (b)	(10.95%)	18.32%	7.30%	(2.59%)	4.33%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	1.17%	1.32%	1.13%	1.28%
Net expenses (c)	0.27%	0.27%	0.28%	0.27%	0.28%
Portfolio turnover rate	44%	31%	33%	34%	44%
Net assets at end of year (in 000’s)	$ 1,849,974	$ 2,263,952	$ 1,990,699	$ 1,869,969	$ 1,855,721

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

252

Financial Highlights

MainStay VP PIMCO Real Return Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 8.54	$ 8.40	$ 8.11	$ 8.71	$ 9.44

Net investment income (loss) (a)	0.23	0.23	0.17	0.11	0.26
Net realized and unrealized gain (loss) on investments	(0.53)	0.15	0.21	(0.51)	(0.18)
Net realized and unrealized gain (loss) on foreign currency transactions	0.10	(0.09)	0.05	0.19	0.18

Total from investment operations	(0.20)	0.29	0.43	(0.21)	0.26

Less dividends and distributions:
From net investment income	(0.14)	(0.15)	(0.14)	(0.39)	(0.09)
From net realized gain on investments	—	—	—	—	(0.90)

Total dividends and distributions	(0.14)	(0.15)	(0.14)	(0.39)	(0.99)

Net asset value at end of year	$ 8.20	$ 8.54	$ 8.40	$ 8.11	$ 8.71

Total investment return (b)	(2.38%)(c)	3.45%	5.28%	(2.51%)	2.50%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.78%	2.71%	2.05%(d)	1.26%	2.74%
Net expenses (e)	1.43%	1.03%	0.91%(f)	0.72%	0.64%
Interest expense and fees	0.81%	0.42%	0.32%	0.15%	0.08%
Portfolio turnover rate (g)	157%	121%	143%	84%	85%
Net assets at end of year (in 000’s)	$ 44,523	$ 45,563	$ 36,060	$ 68,794	$ 9,479

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 2.04%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 0.92%.

(g) The portfolio turnover rates not including mortgage dollar rolls were 48%, 96%, 91%, 59% and 49% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

253

Financial Highlights

MainStay VP PIMCO Real Return Portfolio

(Selected per share data and ratios)

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 8.53	$ 8.39	$ 8.10	$ 8.70	$ 9.42

Net investment income (loss) (a)	0.21	0.21	0.18	0.05	0.24
Net realized and unrealized gain (loss) on investments	(0.54)	0.15	0.19	(0.46)	(0.18)
Net realized and unrealized gain (loss) on foreign currency transactions	0.10	(0.09)	0.04	0.17	0.18

Total from investment operations	(0.23)	0.27	0.41	(0.24)	0.24

Less dividends and distributions:
From net investment income	(0.11)	(0.13)	(0.12)	(0.36)	(0.06)
From net realized gain on investments	—	—	—	—	(0.90)

Total dividends and distributions	(0.11)	(0.13)	(0.12)	(0.36)	(0.96)

Net asset value at end of year	$ 8.19	$ 8.53	$ 8.39	$ 8.10	$ 8.70

Total investment return (b)	(2.63%)(c)	3.20%	5.03%	(2.76%)	2.26%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53%	2.46%	2.15%(d)	0.56%	2.52%
Net expenses (e)	1.68%	1.28%	1.16%(f)	0.97%	0.87%
Interest expense and fees	0.81%	0.42%	0.32%	0.15%	0.08%
Portfolio turnover rate (g)	157%	121%	143%	84%	85%
Net assets at end of year (in 000’s)	$ 282,052	$ 287,520	$ 282,006	$ 283,273	$ 331,595

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 1.17%.

(g) The portfolio turnover rates not including mortgage dollar rolls were 48%, 96%, 91%, 59% and 49% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

254

Financial Highlights

MainStay VP T. Rowe Price Equity Income Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.10	$ 12.99	$ 11.97	$ 13.90	$ 13.77

Net investment income (loss) (a)	0.29	0.24	0.27	0.25	0.26
Net realized and unrealized gain (loss) on investments	(1.40)	1.83	1.90	(1.21)	0.78
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	0.00	(0.00)	(0.00)	(0.00)

Total from investment operations	(1.11)	2.07	2.17	(0.96)	1.04

Less dividends and distributions:
From net investment income	(0.29)	(0.30)	(0.25)	(0.24)	(0.21)
From net realized gain on investments	(1.31)	(0.66)	(0.90)	(0.73)	(0.70)

Total dividends and distributions	(1.60)	(0.96)	(1.15)	(0.97)	(0.91)

Net asset value at end of year	$ 11.39	$ 14.10	$ 12.99	$ 11.97	$ 13.90

Total investment return (b)	(9.38%)	16.20%	18.82%	(6.78%)	7.74%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.11%	1.78%	2.18%	1.90%	1.89%
Net expenses (c)	0.77%	0.77%	0.78%	0.77%	0.78%
Expenses (before waiver/reimbursement) (c)	0.77%	0.77%	0.78%	0.77%	0.79%
Portfolio turnover rate	22%	24%	23%	42%	18%
Net assets at end of year (in 000’s)	$ 431,672	$ 469,556	$ 472,125	$ 473,818	$ 534,825

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.04	$ 12.94	$ 11.93	$ 13.85	$ 13.73

Net investment income (loss) (a)	0.25	0.21	0.24	0.22	0.23
Net realized and unrealized gain (loss) on investments	(1.39)	1.82	1.89	(1.21)	0.77
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	0.00	(0.00)	(0.00)	(0.00)

Total from investment operations	(1.14)	2.03	2.13	(0.99)	1.00

Less dividends and distributions:
From net investment income	(0.25)	(0.27)	(0.22)	(0.20)	(0.18)
From net realized gain on investments	(1.31)	(0.66)	(0.90)	(0.73)	(0.70)

Total dividends and distributions	(1.56)	(0.93)	(1.12)	(0.93)	(0.88)

Net asset value at end of year	$ 11.34	$ 14.04	$ 12.94	$ 11.93	$ 13.85

Total investment return (b)	(9.61%)	15.91%	18.53%	(7.01%)	7.47%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.84%	1.54%	1.93%	1.64%	1.64%
Net expenses (c)	1.02%	1.02%	1.03%	1.02%	1.03%
Expenses (before waiver/reimbursement) (c)	1.02%	1.02%	1.03%	1.02%	1.04%
Portfolio turnover rate	22%	24%	23%	42%	18%
Net assets at end of year (in 000’s)	$ 257,159	$ 348,450	$ 318,059	$ 281,340	$ 323,002

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

255

Financial Highlights

MainStay VP U.S. Government Money Market Portfolio

(Selected per share data and ratios)

Year ended December 31,

	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net investment income (loss)	0.01	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net realized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	0.01	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Less dividends:
From net investment income	(0.01)	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡

Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total investment return (a)	1.38%	0.42%	0.02%	0.01%	0.01%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%	0.41%	0.02%(b)	0.01%	0.01%
Net expenses	0.44%	0.44%	0.39%(c)	0.15%	0.11%
Expenses (before waiver/reimbursement)	0.44%	0.44%	0.49%	0.48%	0.47%
Net assets at end of year (in 000’s)	$ 512,490	$ 496,871	$ 657,487	$ 620,286	$ 578,509

‡ Less than one cent per share.

(a) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 0.01%.

(c) Without the custody fee reimbursement, net expenses would have been 0.40%.

256

More information about the Portfolios is available free upon request:
STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year, or period, if applicable.

TO OBTAIN INFORMATION

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at nylinvestments.com/vpdocuments.

Other information about the Portfolios (including the SAI) is available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No dealer, sales representative or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given, or made, such other information or representations must not be relied upon as having been authorized by the Fund, New York Life Investments or the Subadvisors. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

MainStay VP Funds Trust

SEC File Number: 811-03833-01

MainStay VP Funds Trust

Initial Class, Service Class and Service 2 Class Shares

Statement of Additional Information

May 1, 2019

MainStay VP Balanced Portfolio	MainStay VP MacKay Convertible Portfolio
MainStay VP Bond Portfolio	MainStay VP MacKay Government Portfolio
MainStay VP Conservative Allocation Portfolio	MainStay VP MacKay Growth Portfolio
MainStay VP Cushing® Renaissance Advantage Portfolio	MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP Eagle Small Cap Growth Portfolio	MainStay VP MacKay International Equity Portfolio
MainStay VP Emerging Markets Equity Portfolio	MainStay VP MacKay Mid Cap Core Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio	MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio*	MainStay VP MacKay Small Cap Core Portfolio
MainStay VP Floating Rate Portfolio	MainStay VP MacKay Unconstrained Bond Portfolio
MainStay VP Growth Allocation Portfolio	MainStay VP Mellon Natural Resources Portfolio
MainStay VP Income Builder Portfolio	MainStay VP Moderate Allocation Portfolio
MainStay VP Indexed Bond Portfolio	MainStay VP Moderate Growth Allocation Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio	MainStay VP PIMCO Real Return Portfolio
MainStay VP Janus Henderson Balanced Portfolio	MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Large Cap Growth Portfolio	MainStay VP U.S. Government Money Market Portfolio
MainStay VP MacKay Common Stock Portfolio

Although not a prospectus, this Statement of Additional Information ("SAI") supplements the information contained in the prospectuses dated May 1, 2019 for Initial Class, Service Class and Service 2 Class shares of MainStay VP Funds Trust, as amended or supplemented from time to time (the "Prospectuses"). This SAI is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectuses. The Prospectuses are available without charge by writing to NYLIFE Distributors LLC, Attn: New York Life Investments Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07302, or by calling toll free 800-598-2019.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectuses, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by MainStay VP Funds Trust or NYLIFE Distributors LLC (the "Distributor"), the Portfolios’ distributor and an affiliate of New York Life Investment Management LLC. This SAI and the Prospectuses do not constitute an offer by MainStay VP Funds Trust or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

The audited financial statements of the Portfolios (as defined herein), including the Financial Highlights for the fiscal year ended December 31, 2018, as presented in the 2018 Annual Reports to Shareholders and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein are incorporated by reference into this SAI. These documents are available without charge by writing to NYLIFE Distributors LLC, Attn: New York Life Investments Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07302, or by calling toll free 800-598-2019.

The availability of the Portfolios and/or share classes described in this SAI as investment options may vary within variable products and by jurisdiction and may not be available in all New York Life Insurance and Annuity Corporation (“NYLIAC”) or other insurance company products.

* Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.

MAINSTAY VP FUNDS TRUST

MainStay VP Funds Trust (the "Fund") is an open-end management investment company (or mutual fund), organized as a Delaware statutory trust on February 1, 2011, pursuant to an Amended and Restated Declaration of Trust dated August 19, 2016.

Each Portfolio is a “diversified” portfolio, except for the MainStay VP Mellon Natural Resources Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP Fidelity Institutional AM® Utilities Portfolio, MainStay VP Floating Rate Portfolio and MainStay VP PIMCO Real Return Portfolio, which are each classified as a "non-diversified" portfolio as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). However, due to their principal investment strategies and investment processes, MainStay VP Mellon Natural Resources Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP Floating Rate Portfolio and MainStay VP PIMCO Real Return Portfolio have each historically operated as a "diversified" portfolio. Therefore, MainStay VP Mellon Natural Resources Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP Floating Rate Portfolio and MainStay VP PIMCO Real Return Portfolio will not operate as "non-diversified" portfolios without first obtaining shareholder approval. Prior to November 30, 2018, MainStay VP Fidelity Institutional AM® Utilities Portfolio operated as a “diversified” portfolio.

The MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP Emerging Markets Equity Portfolio, MainStay VP Fidelity Institutional AM® Utilities Portfolio, MainStay VP Janus Henderson Balanced Portfolio, MainStay VP Mellon Natural Resources Portfolio, MainStay VP PIMCO Real Return Portfolio and MainStay VP T. Rowe Price Equity Income Portfolio are collectively referred to as the “VP Substitution Portfolios.”

The MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio are collectively referred to as the “MainStay VP Asset Allocation Portfolios.”

General

The Board of Trustees of the Fund may be referred to as the "Trustees" or the "Board." The Portfolios are authorized to offer Initial Class shares, Service Class shares and Service 2 Class shares. Each Portfolio may offer one or more share classes.

THE MANAGER AND SUBADVISORS

New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as the investment adviser for the Portfolios and has entered into subadvisory agreements with the following subadvisors to manage the following Portfolios’ day-to-day operations:

Subadvisor	Portfolio Name
Candriam Belgium S.A. (“Candriam Belgium”)	MainStay VP Emerging Markets Equity Portfolio (portion)
Cushing Asset Management, LP (“Cushing”)	MainStay VP Cushing® Renaissance Advantage Portfolio
Eagle Asset Management, Inc. (“Eagle”)	MainStay VP Eagle Small Cap Growth Portfolio
Epoch Investment Partners, Inc. ("Epoch")	MainStay VP Epoch U.S. Equity Yield Portfolio MainStay VP Income Builder Portfolio (equity portion)
FIAM LLC (“FIAM”)	MainStay VP Fidelity Institutional AM® Utilities Portfolio
IndexIQ Advisors LLC (“IndexIQ Advisors”)	MainStay VP IQ Hedge Multi-Strategy Portfolio
Janus Capital Management LLC (“Janus”)	MainStay VP Janus Henderson Balanced Portfolio
MacKay Shields LLC ("MacKay Shields")

MainStay VP Balanced Portfolio (equity and flexible bond portions)
MainStay VP Emerging Markets Equity Portfolio (portion)
MainStay VP Income Builder Portfolio (fixed-income portion)
MainStay VP MacKay Common Stock Portfolio
MainStay VP MacKay Convertible Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay Growth Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay Mid Cap Core Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP MacKay Small Cap Core Portfolio
MainStay VP MacKay Unconstrained Bond Portfolio

Mellon Investments Corporation (“Mellon”)	MainStay VP Mellon Natural Resources Portfolio

1

Subadvisor	Portfolio Name
NYL Investors LLC (“NYL Investors”)	MainStay VP Balanced Portfolio (fixed-income portion) MainStay VP Bond Portfolio MainStay VP Floating Rate Portfolio MainStay VP Indexed Bond Portfolio MainStay VP U.S. Government Money Market Portfolio
Pacific Investment Management Company LLC (“PIMCO”)	MainStay VP PIMCO Real Return Portfolio
T. Rowe Price Associates, Inc. (“T. Rowe”)	MainStay VP T. Rowe Price Equity Income Portfolio
Winslow Capital Management LLC ("Winslow Capital")	MainStay VP Large Cap Growth Portfolio

Collectively, these agreements are referred to as the "Subadvisory Agreements." Mellon, Candriam Belgium, Cushing, Eagle, Epoch, FIAM, IndexIQ Advisors, Janus, MacKay Shields, NYL Investors, PIMCO, T. Rowe, and Winslow Capital are sometimes collectively referred to herein as the "Subadvisors" and each individually as a "Subadvisor." Candriam Belgium, IndexIQ Advisors, MacKay Shields and NYL Investors are affiliates of New York Life Investments.

Additional Information About Certain Portfolios

The Prospectus discusses the investment objectives, strategies, risks and expenses of the Portfolios. This section contains supplemental information concerning certain securities and other instruments in which certain Portfolios may invest, the investment policies and portfolio strategies that certain Portfolios may utilize, and certain risks involved with those securities and other instruments as well as those investment policies and strategies. For more information, see “Investment Practices, Instruments and Risks Common to the Portfolios and Underlying Portfolios/Funds.”

FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions for each Portfolio as set forth below are fundamental policies of each Portfolio; i.e., they may not be changed with respect to a Portfolio without shareholder approval. In the context of changes to a fundamental policy, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Portfolio, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. Except for those investment policies of a Portfolio specifically identified as fundamental in the Prospectuses and this SAI, the Portfolios' investment objectives as described in the Prospectuses, and all other investment policies and practices described in the Prospectuses and this SAI are non-fundamental and may be changed by the Board at any time without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below and in the investment restrictions recited in the Prospectuses apply to each Portfolio on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Portfolio that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in a Portfolio's assets will not be considered a violation of the Portfolio’s policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value (“NAV”) unless otherwise indicated.

For purposes of applying each Portfolio's policies with respect to being a "diversified company” or investing in the securities of any one issuer, an issuer will be deemed to be the sole issuer of a security if its assets and revenues alone back the security. However, if a security also is backed by the enforceable obligation of a superior or unrelated governmental entity or company, such entity or company also will be considered an issuer of the security.

If a security is separately guaranteed, either by a governmental entity or other facility (such as a bank guarantee or a letter of credit), such a guarantee will be considered a separate security issued by the guarantor. However, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer. Therefore, these restrictions do not limit the percentage of a Portfolio's assets that may be invested in securities insured by a single bond insurer.

Fundamental Investment Restrictions

1. Each Portfolio may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2. Each Portfolio may issue senior securities to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3. Each Portfolio may act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2

4. Each Portfolio may purchase or sell real estate or any interests therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5. Each Portfolio, except the VP Substitution Portfolios and the MainStay VP Cushing Renaissance Advantage Portfolio, may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The VP Substitution Portfolios and the MainStay VP Cushing Renaissance Advantage Portfolio may not purchase physical commodities or contracts relating to physical commodities (unless acquired as a result of owning securities or other instruments), except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6. Each Portfolio may make loans, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7. Each Portfolio, except MainStay VP Fidelity Institutional AM® Utilities Portfolio and MainStay VP Mellon Natural Resources Portfolio, may not "concentrate" its investments in a particular industry, or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) with respect only to the MainStay VP U.S. Government Money Market Portfolio, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) or with respect to the MainStay VP U.S. Government Money Market Portfolio, Clause (iii)). MainStay VP Fidelity Institutional AM® Utilities Portfolio will invest at least 25% of its total assets in the utilities group of industries as defined in the Prospectus. In addition, MainStay VP Mellon Natural Resources Portfolio will invest at least 25% of its total assets in "hard assets" industries as defined in the Prospectus.

MainStay VP Cushing Renaissance Advantage Portfolio may not “concentrate" its investments in a particular industry, or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)); provided, however, that MainStay VP Cushing Renaissance Advantage Portfolio will, in normal circumstances, invest more than 25% of its assets in the industry or group of industries that constitute the energy sector.

MainStay VP IQ Hedge Multi-Strategy Portfolio may not invest 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the United States (“U.S.”) government or any of its agencies or instrumentalities). Nonetheless, to the extent the Portfolio’s Underlying Index (as defined below) is concentrated in a particular industry or group of industries, the Portfolio’s investments will exceed this 25% limitation to the extent that it is necessary to gain exposure to Underlying Index Components (as defined below) to track its Underlying Index.

For the purposes of this fundamental investment policy, the MainStay VP U.S. Government Money Market Portfolio previously operated as a “prime” money market fund and could “concentrate” its investments in instruments issued by banks. Effective October 14, 2016, the MainStay VP U.S. Government Money Market Portfolio operates as a “government money market fund” under Rule 2a-7 under the 1940 Act and invests 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” by cash and/or government securities.

8. Each Portfolio, except MainStay VP Mellon Natural Resources Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP Fidelity Institutional AM® Utilities Portfolio, MainStay VP Floating Rate Portfolio and MainStay VP PIMCO Real Return Portfolio, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. MainStay VP Mellon Natural Resources Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP Fidelity Institutional AM® Utilities Portfolio, MainStay VP Floating Rate Portfolio and MainStay VP PIMCO Real Return Portfolio shall each be a "non-diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Additional Information Regarding Fundamental Investment Restrictions

Below is additional information regarding the Portfolios' fundamental investment restrictions and the current meaning of phrases similar to “to the extent permitted under the 1940 Act” as set forth in the restrictions, if applicable. This phrase may be informed by, among other things, guidance and interpretations of the Securities and Exchange Commission ("SEC") or its staff or exemptive relief from the SEC and, as such, may change from time to time. This information is in addition to, rather than part of, the fundamental investment restrictions themselves.

• Borrowing. In the event that a Portfolio's “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Portfolio, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

3

• Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the SEC and its staff take the position that any fund that invests more than 25% of the value of its assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries.

For the purposes of the Portfolios' fundamental investment restriction relating to concentration, each Portfolio may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry, unless their payments of interest and/or principal are dependent upon revenues derived from projects, rather than the general obligations of the municipal issuer (such as private activity and revenue bonds or municipal securities backed principally from the assets or revenues of non-governmental users).

• Real Estate. A Portfolio may acquire real estate as a result of ownership of securities or other instruments and a Portfolio may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

• Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.

• Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

• Senior Securities. A Portfolio may enter into certain transactions that are economically equivalent to borrowing (i.e., reverse repurchase agreements, short sales and certain derivative transactions). Under the 1940 Act and interpretations thereof, borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by a Portfolio, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Portfolio, if the Portfolio: (1) maintains an offsetting financial position in accordance with applicable SEC guidance or SEC staff interpretations; (2) maintains liquid assets equal in value to the Portfolio’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance or SEC staff interpretations.

• Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Portfolio.

NON-FUNDAMENTAL INVESTMENT POLICIES

In addition to each Portfolio’s fundamental investment policies, the Trustees have adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Portfolios. They differ from fundamental investment policies in that the following non-fundamental investment restrictions may be changed or amended by action of the Trustees at any time without requiring prior notice to or approval of shareholders, unless set forth below.

Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's assets will not be considered a violation.

The following non-fundamental investment restrictions apply:

1. The MainStay VP Bond Portfolio may not invest more than 25% of its total assets in (a) debt securities that are rated lower than the four highest grades as determined by Moody's or S&P, but which are rated at least B- by S&P or B3 by Moody's, or (b) in convertible debt securities or preferred or convertible preferred stocks; and

2. The MainStay VP MacKay Government Portfolio may not invest in convertible securities or U.S. dollar-denominated or non-dollar denominated foreign debt securities or in foreign equity securities.

3. The MainStay VP U.S. Government Money Market Portfolio invests 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 of the 1940 Act.

4

NON-FUNDAMENTAL POLICIES RELATED TO PORTFOLIO NAMES

Certain of the Portfolios have names that suggest the Portfolio will focus on a type of investment, within the meaning of Rule 35d-1 under the 1940 Act. The Fund has adopted a non-fundamental policy for each of these Portfolios to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Portfolios, the Fund has adopted a policy to provide a Portfolio's shareholders with at least 60 days' prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described below. This requirement is applied at the time the Portfolio invests its assets. If, subsequent to an investment by the Portfolio, this requirement is no longer met, the Portfolio’s future investments will be made in a manner that will bring the Portfolio into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The 80% policies for the MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP IQ Hedge Multi-Strategy Portfolio, MainStay VP PIMCO Real Return Portfolio and MainStay VP MacKay Growth Portfolio were not adopted pursuant to Rule 35d-1, are not fundamental, and are not subject to the 60 days' prior notice policy. The affected Portfolios and their corresponding 80% policies under the 1940 Act are as set forth in the table below:

PORTFOLIO	NON-FUNDAMENTAL INVESTMENT POLICY
MainStay VP Bond Portfolio	To invest, under normal circumstances, at least 80% of its assets in bonds.
MainStay VP Eagle Small Cap Portfolio	To invest, under normal circumstances at least 80% of its assets in small capitalization companies.
MainStay VP Emerging Markets Equity Portfolio

To invest, under normal circumstances, at least 80% of its assets in equity and equity-related securities, including preferred stock, of companies located in or associated with emerging market countries.

MainStay VP Epoch U.S. Equity Yield Portfolio	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying U.S. companies across all market capitalizations.
MainStay VP Fidelity Institutional AM® Utilities Portfolio

To invest, under normal circumstances, at least 80% of its assets in securities of issuers in the utilities group of industries and companies deriving a majority of their revenues from their utility operations.

MainStay VP Floating Rate Portfolio	To invest, under normal circumstances, at least 80% of its assets in a portfolio of floating rate loans and other floating rate securities.
MainStay VP Indexed Bond Portfolio	To invest, under normal circumstances, at least 80% of its assets in debt securities connoted by the designated index.
MainStay VP Large Cap Growth Portfolio	To invest, under normal circumstances, at least 80% of its assets in large capitalization companies.
MainStay VP MacKay Common Stock Portfolio	To invest, under normal circumstances, at least 80% of its assets in common stocks.
MainStay VP MacKay Convertible Portfolio	To invest, under normal circumstances, at least 80% of its assets in convertible securities.
MainStay VP MacKay Government Portfolio	To invest, under normal circumstances, at least 80% of its assets in U.S. government securities.
MainStay VP MacKay High Yield Corporate Bond Portfolio	To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities.
MainStay VP MacKay International Equity Portfolio	To invest, under normal circumstances, at least 80% of its assets in equity securities.
MainStay VP MacKay Mid Cap Core Portfolio	To invest, under normal circumstances, at least 80% of its assets in securities of mid-capitalization companies, as defined from time to time in the current prospectus of the Portfolio.
MainStay VP MacKay S&P 500 Index Portfolio	To invest, under normal circumstances, at least 80% of its assets in stocks connoted by the S&P 500® Index.
MainStay VP MacKay Small Cap Core Portfolio	To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization companies, as defined from time to time in the current prospectus of the Portfolio.
MainStay VP MacKay Unconstrained Bond Portfolio	To invest, under normal circumstances, at least 80% of its assets in a diversified portfolio of debt or debt-related securities.
MainStay VP Mellon Natural Resources Portfolio	To invest, under normal circumstances, at least 80% of its assets in stocks of companies in the natural resources and natural resources related sectors.
MainStay VP T. Rowe Price Equity Income Portfolio	To invest, under normal circumstances, at least 80% of its assets in common stocks.
MainStay VP U.S. Government Money Market Portfolio	To invest, under normal circumstances, at least 80% of its assets in “government securities” and/or repurchase agreements that are collateralized by government securities.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO THE PORTFOLIOS AND UNDERLYING PORTFOLIOS/FUNDS

Subject to the limitations set forth herein and in the Prospectuses, each Portfolio's Manager or Subadvisor may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Portfolios or the Underlying Portfolios/Funds. The strategies and risks below may apply to both the Portfolios and the Underlying Portfolios/Funds. Therefore, references to a Portfolio may also include an Underlying Portfolio/Fund. These may also be the practices, techniques or instruments of an ETP, as defined below. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets and under all conditions. Certain practices, techniques, or instruments may not be principal activities of the Portfolios but, to the extent employed, could from time to time have a material impact on the Portfolios' performance.

Unless otherwise indicated above, the Portfolios may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Appropriate investments for the MainStay VP Asset Allocation Portfolios are also noted. Unless otherwise stated in the Prospectus, investment techniques are discretionary which means that the Manager or Subadvisors may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or

5

strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Portfolios that are most likely to engage in a particular investment practice or technique are generally indicated in the relevant descriptions as Portfolios that may engage in such practices or techniques. Each Portfolio may be subject to risks to different degrees.

The loss of money is a risk of investing in the Portfolios. None of the Portfolios, neither individually nor collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Portfolio will fluctuate based on the value of the securities held by each Portfolio. However, the MainStay VP U.S. Government Money Market Portfolio seeks to maintain a stable NAV of $1.00 per share. Each Portfolio is subject to the risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

Special Note Regarding Recent Market Events

From time to time, events in the financial sector may result in reduced liquidity in the credit, fixed-income and other financial markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. The potential for market turbulence may have an adverse effect on the Portfolios' investments.

In the past, instability in the financial markets led the U.S. and other governments to take a number of unprecedented actions designed to support certain financial and other institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations have taken, and could take in the future, actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit the Portfolios' ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets vary, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Portfolios' portfolio holdings.

From time to time, global financial markets experience periods of unprecedented turmoil. For example, between 2007 and 2009, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broader market, among other things. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Significant events, such as these, may happen in the future and could have a significant and adverse effect on the Portfolios' portfolio holdings.

The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and natural gas prices, and may continue to experience relatively high volatility for a prolonged period. To the extent that energy markets continue to experience these adverse conditions, this will adversely affect the ability of MLPs and other issuers in which the Portfolios invest to sustain their historical distribution levels, which in turn, may adversely affect the Portfolios. The Subadvisors may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolio's performance will correlate with any increase in oil or gas prices. The Portfolios and their shareholders could therefore lose money as a result of the conditions in the energy market.

In addition, the future of the European Union (“EU”) is uncertain. In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as “Brexit”). On March 29, 2017, the United Kingdom gave its formal notice of withdrawal from the EU to the European Commission, which began a two-year process of formal withdrawal from the EU. During this period and beyond, the impact on the United Kingdom and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of a Portfolio's investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Portfolio’s performance.

During the period immediately after the 2007-2009 financial crisis, the U.S. government implemented various measures designed to stabilize the U.S. economy, including keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies and instrumentalities on the open market (“Quantitative Easing”). In 2014, the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) stopped purchases under Quantitative Easing, and in 2015, the Federal Reserve Board began a series of increases to the federal funds rate that have continued through 2018. If the Federal Reserve Board continues to further increase the federal funds rate, there is a risk that interest rates could continue to rise across the U.S. financial system, which could expose fixed-income and related markets to heightened volatility and could cause the value of a Portfolio's investments, and the Portfolio's NAV, to decline, potentially causing the Portfolio to experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Portfolio incurs and may negatively impact the Portfolio's performance.

Merger, Reorganization or Liquidation of a Portfolio

The Board may determine to merge or reorganize a Portfolio or a class of shares, or to close and liquidate a Portfolio at any time, which may have adverse consequences for shareholders. In the event of the liquidation of a Portfolio, shareholders will receive a liquidating distribution equal to their

6

proportionate interest in the Portfolio. In the event of a liquidation of the Portfolio, a shareholder of the liquidating Portfolio will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as account fees or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Cyber Security and Disruptions in Operations

With the increasing use of the Internet and technology in connection with the Portfolios' operations, the Portfolios may be more susceptible to greater operational and information security risks resulting from breaches in cyber security. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents may result in actual or potential adverse consequences for critical information and communications technology, or systems and networks that are vital to the Portfolios' or their service providers’ operations, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of or denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information (i.e., identity theft or other privacy breaches). In addition, a cyber security breach may cause disruptions and impact the Portfolios' business operations, which could potentially result in financial losses, inability to determine a Portfolio's NAV including over an extended period, impediments to trading, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Portfolios and their shareholders could be negatively impacted as a result. Further, substantial costs may be incurred in order to prevent future cyber incidents.

In addition, because the Portfolios work closely with third-party service providers (e.g., custodians and unaffiliated subadvisors), cyber security breaches at such third-party service providers or trading counterparties may subject a Portfolio's shareholders to the same risks associated with direct cyber security breaches. Further, cyber security breaches at an issuer of securities in which the Portfolios invest may similarly negatively impact a Portfolio's shareholders because of a decrease in the value of these securities. These incidents could result in adverse consequences for such issuers, and may cause a Portfolio's investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches). As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents.

While the Portfolios have established risk management systems and business continuity policies designed to reduce the risks associated with cyber security breaches and other operational disruptions, there can be no assurances that such measures will be successful particularly since the Portfolios do not control the cyber security and operational systems of issuers or third-party service providers, and certain security breaches may not be detected. The Portfolios and their service providers, as well as exchanges and market participants through or with which the Portfolios trade and other infrastructures on which the Portfolios or their service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Portfolios, changes in personnel, and errors caused by third parties or trading counterparties. In addition, there are inherent limitations to these plans and systems and certain risks may not yet be identified and new risks may emerge in the future. The Portfolios and their respective shareholders could be negatively impacted as a result of any security breaches or operational disruptions and may bear certain costs tied to such events.

Arbitrage

A Portfolio may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Portfolios do not actively engage in arbitrage. Such transactions are generally entered into with respect to debt securities and occur in a dealer's market where the buying and selling dealers involved confirm their prices to a Portfolio at the time of the transaction, thus eliminating any risk to the assets of the Portfolio. Such transactions, which involve costs to a Portfolio, may be limited by the policy of each Portfolio to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Bank Obligations

A Portfolio may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks or savings and loan institutions ("S&Ls").

CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. If a CD is non-negotiable, it may be classified as an illiquid investment.

Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Portfolios will not benefit from insurance administered by the Federal Deposit Insurance Corporation ("FDIC”). Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. S&Ls for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced. Time deposits maturing in more than seven days and/or subject to withdrawal penalties may be classified as an illiquid investment.

7

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. S&Ls are supervised and subject to examination by the Office of the Comptroller of the Currency. U.S. S&Ls are insured by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. government.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) an increased possibility that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

See "Cash Equivalents" for more information.

Borrowing and Transactions Involving Leverage

Each Portfolio may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, or for other reasons to cover a borrowing transaction, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Portfolio to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

Borrowing tends to exaggerate the effect on a Portfolio's NAV per share of any changes in the market value of a Portfolio's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Portfolio or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Portfolio for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales “against the box”), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a Portfolio, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Portfolio, if the Portfolio (1) maintains an offsetting financial position in accordance with applicable SEC guidance or SEC staff interpretations, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Portfolio’s potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance or SEC staff interpretations (collectively, "covers" the "senior securities" transactions). The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

Brady Bonds

A Portfolio may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their

8

outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

Cash Equivalents

To the extent permitted by its investment objective and policies, each Portfolio may invest in cash equivalents. Cash equivalents include U.S. government securities, CDs, bank time deposits, bankers' acceptances, repurchase agreements and commercial paper, each of which is discussed in more detail herein. Cash equivalents may include short-term fixed-income securities issued by private and governmental institutions. Repurchase agreements may be considered cash equivalents if the collateral pledged is an obligation of the U.S. government, its agencies or instrumentalities.

Closed-End Funds

The Portfolios may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market, Inc. Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by a Portfolio. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Portfolio to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Portfolio may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Collateralized Debt Obligations

The Portfolios may invest in collateralized debt obligations ("CDOs"), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured vehicles. CBOs, CLOs, CDOs and similarly structured vehicles are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs are trusts backed by other types of assets, including synthetic instruments that provide exposure to other asset- backed securities representing obligations of various parties. CBOs, CLOs, CDOs and similarly structured vehicles may charge management fees and administrative expenses.

For CBOs, CLOs, CDOs, and similarly structured vehicles the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO, CDO or similarly structured vehicle depend largely on the type of the underlying collateral and the class of the issuer in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs, CDOs and similarly structured vehicles may be classified as illiquid investments.

9

Notwithstanding such classification, an active dealer market may exist for CBOs, CLOs, CDOs and similarly structured vehicles allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt or fixed-income securities discussed elsewhere in this SAI and the Portfolios' Prospectuses (e.g., interest rate, credit, liquidity, prepayment and default risk), CBOs, CLOs, CDOs and similarly structured vehicles carry additional risks including, but not limited to: (i) the possibility that distributions or principal and interest payments from the underlying collateral will not be adequate to make interest or other payments owed to holders of the issuer’s instruments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that a Portfolio may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

In addition, these risks may be magnified depending on the tranche of CBO, CLO or CDO securities in which a Portfolio invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Portfolios against the risk of loss due to defaults on the collateral.

CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by CDOs are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Portfolio invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Manager or Subadvisor, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Commercial Paper

A Portfolio may invest in, among other things, commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as Prime-1 by Moody's or A-1 by S&P, or if not rated by an NRSRO, if the Portfolio’s Manager or Subadvisor determines that the commercial paper is of comparable quality.

In addition, unless otherwise stated in the Prospectus or this SAI, each Portfolio (except the VP Substitution Portfolios) may invest up to 5% of its total assets (0.5% of total assets for the MainStay VP U.S. Government Money Market Portfolio, subject to Rule 2a-7 under the 1940 Act) in commercial paper if, when purchased, it is rated in the second highest ratings category by an NRSRO, or, if unrated, the Portfolio’s Manager or Subadvisor determines that the commercial paper is of comparable quality. See "Money Market Investments" for more information.

Generally, commercial paper represents short-term (typically, nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to rating agencies by the issuer or obtained from other sources the rating agencies consider reliable. The rating agencies do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. See "Cash Equivalents" for more information.

Commodities and Commodity-Linked Derivatives

The Portfolios may seek to gain exposure to the commodities markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices.

Commodity-linked or index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes may be illiquid and are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets or by changes in overall market movements, commodity

10

index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors such as changes in overall market movements, political and economic events and policies, including environmental policies and regulation, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

There are several additional risks associated with commodity futures contracts. In the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.

Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Portfolio.

Contingent Convertible Securities

The MainStay VP MacKay Convertible Portfolio may invest in a type of convertible securities referred to as contingent convertible securities (“CoCos”), which are a form of hybrid debt security typically issued as subordinated debt instruments (i.e., the rights and claims of holders of CoCos will generally rank junior to the claims of holders of the issuer’s other debt instruments). Unlike traditional convertible securities, the conversion of a CoCo is contingent and occurs based on specified triggering events.

CoCos are usually issued by non-U.S. banks and are subject to risks in addition to those of convertible securities because, among other things, CoCos may be automatically converted to equity (such as common stock) or have their principal written down upon the occurrence of certain triggering events. These triggering events are usually linked to regulatory capital or other financial thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern, such as an issuer’s capital falling below a specified level, an increase in an issuer’s risk weighted assets, or the issuer’s share price falling below a particular level for a set period of time. If the issuer triggers the CoCo’s conversion mechanism, the Portfolio may lose all or part of the principal amount invested on a permanent or temporary basis or the CoCo may be converted to equity or other security ranking junior to the corresponding CoCo, which may occur at a predetermined share price. CoCos’ unique equity conversion and principal write-down features are tailored to the issuer and its regulatory requirements and are set forth in the applicable documentation governing the CoCos.

CoCos often have no stated maturity and often have fully discretionary coupons. This means coupons can potentially be suspended or cancelled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. In light of the uncertainty with respect to investments in CoCos, their value is subject to heightened volatility and may decrease quickly in the event that coupon payments are suspended or otherwise adversely affected.

CoCos are typically issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos against the issuer in respect of or arising under the terms of the CoCos would generally rank junior to the claims of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event, each holder of the CoCos will be further subordinated as a result of the conversion from being the holder of a debt instrument to being the holder of an equity instrument. Holders of CoCos may be limited in their ability to institute claims against issuers.

The value of CoCos may fluctuate based on unpredictable factors and will be influenced by many factors, including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Convertible Securities

A Portfolio may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are

11

undervalued in the market. Convertible securities eligible for inclusion in the Portfolios' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed-income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange the investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed-income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

Holders of fixed-income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Portfolio may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Portfolio purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

Credit and Liquidity Enhancements

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisor may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase or sell a security supported by such enhancement (in a manner consistent with Rule 2a-7 under the 1940 Act for purposes of MainStay VP U.S. Government Money Market Portfolio). In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisor will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Portfolio's share price.

Debt Securities

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Portfolio invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Portfolio generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Portfolio's investments, and changes in values of the currencies in which a Portfolio's investments are denominated relative to the U.S. dollar. Generally, a rise in interest rates will reduce the value of fixed-income securities held by a Portfolio, and a decline in interest rates will increase the value of fixed-income securities held by a Portfolio. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

12

A Portfolio's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Portfolio. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Portfolios represent an investment in securities with fluctuating market prices, the value of shares of each Portfolio will vary as the aggregate value of the Portfolio's portfolio securities increases or decreases. The value of lower-rated debt securities that a Portfolio purchases may fluctuate more than the value of higher-rated debt securities, thus potentially increasing the volatility of a Portfolio’s NAV per share. Lower-rated debt securities generally carry greater risk that the issuer will default or be delinquent on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Portfolios but will be reflected in the NAV of the Portfolios' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Portfolio may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody's or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by a Portfolio when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio’s objective and policies.

Corporate debt securities with a below investment grade rating or deemed to be comparable to such rating by the Manager or Subadvisor have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency downgrades the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Depositary Receipts and Registered Depositary Certificates

A Portfolio may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs, IDRs and NVDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. NVDRs are typically issued by an exchange or its affiliate. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, GDRs, IDRs and NVDRs are designed for use in European and international securities markets. An ADR, EDR, GDR, IDR or NVDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

There is no guarantee that a financial institution will continue to sponsor depositary receipts, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of the Portfolio's portfolio.

Derivative Instruments – General Discussion

The Portfolios may use derivative instruments consistent with their respective investment objectives for purposes including, but not limited to, hedging, managing risk or equitizing cash while maintaining liquidity. Derivative instruments are commonly defined to include securities or contracts whose value depends on (or "derives" from) the value of one or more other assets, such as securities, currencies or commodities. These

13

"other assets" are commonly referred to as "underlying assets." Please see the disclosure regarding specific types of derivative instruments, such as options, futures, swaps, forward contracts, indexed securities and structured notes elsewhere in this SAI for more information.

Hedging. The Portfolios may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Portfolios to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. The Portfolios may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Portfolio to invest than "traditional" securities (i.e., stocks or bonds) would.

Equitization. A Portfolio may also use derivative instruments to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities. The use of derivative instruments for this purpose may result in losses to the Portfolio and may not achieve the intended results. The use of derivative instruments may not provide the same type of exposure as is provided by the Portfolio’s other portfolio investments.

Managed Futures. A Portfolio may take long and short positions in futures contracts in order to gain exposure to certain global markets. Additionally, a Portfolio may invest in an investment vehicle that employs a managed futures strategy. The success of a managed futures strategy will depend in part on the Manager, Subadvisor or underlying investment vehicle’s manager’s ability to correctly predict price movements, and such predictions may prove incorrect. The use of a managed futures strategy may not achieve its intended results and may result in losses to a Portfolio.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives include standardized options, futures and swap contracts traded in an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every exchange-traded contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Currently, some, but not all, swap transactions are subject to central clearing and exchange-trading. Swap transactions that are not exchange-traded and/or centrally cleared are less liquid than centrally cleared and exchange-traded instruments. Eventually, many swaps will be centrally cleared and exchange-traded. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts because they interpose the central clearinghouse as the counterparty to each participant’s swap, exchange-trading and clearing would not make swap transactions risk-free.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections relating to those instruments contained elsewhere in this SAI.

1.  Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Portfolios to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Manager's or Subadvisor's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Manager's or Subadvisor's judgment that the derivative transaction will provide value to a Portfolio and its shareholders and is consistent with the Portfolio's objectives, investment limitations and operating policies. In making such a judgment, the Manager or Subadvisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Portfolio's entire portfolio and investment objective.

2. Credit Risk. The Portfolios will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, including certain currency forward contracts, there is no similar clearing agency guarantee. In all transactions, the Portfolios will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Portfolios. The Portfolios will enter into transactions in derivative instruments only with counterparties that the Manager or Subadvisor reasonably believes are capable of performing under the contract.

3. Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying

14

asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

4. Liquidity Risk. Derivatives are also subject to the risk that they cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the derivative. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract and prices and volumes are posted on the exchange. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Portfolio might be required by applicable regulatory requirements to maintain assets or enter into offsetting transactions to "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Portfolio is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Portfolios.

5. Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6. Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

7. Tax Risk. A Portfolio's transactions in derivatives (such as options, swaps, and other similar financial contracts) will be subject to special tax rules, the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

The Manager is registered as a “commodity pool operator” under the Commodity Exchange Act, as amended, (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”). The MainStay Group of Funds has filed notices of eligibility to claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA for the Portfolios offered in this SAI, and, therefore, is not subject to registration or regulation as a CPO with regard to these Portfolios under the CEA. The Manager is not deemed to be a CPO with respect to its service as investment adviser to these Portfolios. The Manager is also exempt from registration as a “commodity trading advisor” (“CTA”) with respect to the Portfolios covered by this SAI. Accordingly, the Manager is not subject to regulation as a CPO or CTA with respect to the Portfolios.

The terms of CFTC Regulation 4.5 require each of the Portfolios covered by this SAI, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include futures, commodity options and swaps, which in turn include non-deliverable currency forwards. The Portfolios are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Manager’s or Portfolios' reliance on these exclusions, the Portfolios' investment strategies, Prospectus or the SAI.

For certain Portfolios operating as funds-of-funds, the Manager has also claimed temporary relief from CPO registration under the CEA and, therefore, is not currently subject to registration or regulation as a CPO with regard to these Portfolios under the CEA. When the temporary exemption expires, to the extent these Portfolios are not otherwise eligible for exemption from CFTC regulation, these Portfolios may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation.

Direct Investments

Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise.

15

Certain direct investments may include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Direct investments may also fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the direct investments may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the resale prices on these securities could be adversely impacted as a result of relative illiquidity. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Portfolio may be required to bear the expense of the registration. Direct investments can be difficult to price accurately and may be valued at “fair value” in accordance with valuation policies established by the Board, and are subject to the valuation risks. See “How Portfolio Securities Are Valued” below.

Distressed Securities

Certain Portfolios may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Certain Portfolios may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Portfolio will not receive interest payments on such securities and may incur costs to protect its investment. In addition, a Portfolio's ability to sell distressed securities and any securities received in exchange for such securities may be restricted and the secondary market on which distressed company securities are traded may be less liquid than the market for higher grade securities.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of a Portfolio's investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for the Manager or a Subadvisor to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If the evaluation of the eventual recovery value of a defaulted instrument by the Manager or a Subadvisor should prove incorrect, a Portfolio may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than a Portfolio's original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Effective Maturity

Certain Portfolios may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

Equity Securities

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

16

Growth Stock. A Portfolio may invest in equity securities of companies that the portfolio manager believes will experience relatively rapid earnings growth. Such “growth stocks” typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Large-Cap Stock. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments. During a period when the performance of stocks issued by larger companies falls behind other types of investments, such as smaller capitalized companies, a Portfolio’s investments in large-cap issuers may be more likely to adversely affect its performance relative to funds investing in smaller cap companies.

Mid-Cap and Small-Cap Stocks. The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of mid-capitalization and small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies

Value Stock. A Portfolio may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio manager believes are selling at a price lower than their true value. Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what a Portfolio's portfolio manager believes is their full value or that they may go down in value. If the portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the portfolio manager anticipates.

Eurocurrency Instruments

A Portfolio may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London InterBank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Portfolio might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed-income instruments are linked.

Exchange-Traded Funds

A Portfolio may invest in shares of exchange-traded funds ("ETFs"). ETFs are investment companies whose shares trade like stocks. (See also "Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in its being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on the Portfolio‘s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time

17

invest in ETFs, primarily as a means of gaining exposure for a Portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Portfolio or where access to a local market is restricted or not cost-effective, or for other portfolio management reasons.

A Portfolio may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies to invest in those ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. Ordinarily, the 1940 Act limits a fund’s investments in a single ETF to 5% of the fund's total assets and in all ETFs to 10% of the fund's total assets and 3% of the total shares outstanding of a single ETF. In reliance on such exemptive orders, the Portfolio may generally invest in excess of these limitations in a single ETF or in multiple ETFs, respectively. (See also "Investment Companies.")

Shares of ETFs, like other investment vehicles whose shares trade on an exchange, may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as ETFs) may require the payment of substantial premiums above, or discounts below, the value of such companies’ portfolio securities or NAVs and may be illiquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

A Portfolio may invest its net assets in ETFs that invest in securities similar to those in which the Portfolio may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

A Portfolio may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and this SAI.

Among other types of ETFs, a Portfolio also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the NYSE MKT, LLC (“NYSE MKT”) (formerly known as the American Stock Exchange, Inc.) that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. SPDRs are listed on the AMEX and traded in the secondary market. The values of SPDRs are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Portfolio. Moreover, a Portfolio's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Portfolio due to transaction costs and other Portfolio expenses.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends on the date of redemption. Most ETF investors purchase and sell ETF shares in the secondary trading market on a securities exchange in lots of any size, at any time during the trading day. ETF investors generally pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the securities of an underlying portfolio and may be redeemed for the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Because of supply and demand and other market factors, there may be times during which an ETF share trades at a premium or discount to its NAV.

A Portfolio intends to be a long-term investor in ETFs and does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, a Portfolio may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities to be used (with any required cash) to purchase creation units, if the Manager or Subadvisor believes that it is in the Portfolio’s best interest to do so. A Portfolio's ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs are not obligated to redeem shares held by the Portfolio in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days.

A Portfolio will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Investment Companies” below). If an ETF in which a Portfolio invests ceases to be a registered investment company, a Portfolio will dispose of the securities of the ETF. Furthermore, in connection with its investment in ETF shares, a Portfolio incurs various costs. A Portfolio may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may generate a brokerage commission that may result in costs. In addition, a Portfolio will be subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of the ETF and therefore its shares.

18

There is a risk that an ETF in which a Portfolio invests may terminate due to extraordinary events that may cause service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Portfolio may principally invest are granted licenses to use the relevant indices as a basis for determining their compositions and otherwise to use certain trade names, the ETFs may terminate if the license agreements are terminated. In addition, an ETF may terminate if its NAV falls below a certain amount.

Aggressive ETF Investment Technique Risk. ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark, including: (1) the risk that an instrument is temporarily mispriced; (2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; (4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument may exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF’s position in a particular instrument when desired.

Inverse Correlation ETF Risk. ETFs benchmarked to an inverse multiple of an index generally lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from conventional mutual funds.

Leveraged ETF Risk. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes. ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

Exchange Traded Notes

A Portfolio may invest in exchange-traded notes (“ETNs”), which are unsecured and unsubordinated structured debt securities that combine certain features of debt securities and ETFs and typically provide exposure to a market index. A Portfolio will bear its proportionate share of any fees and expenses of any ETNs in which it invests and, as a result, returns on these investments typically do not correlate fully to the performance of the relevant market index. Investments in ETNs are subject to risks similar to debt securities, including credit risk and counterparty risk, and the value of an ETN may be impacted by time remaining to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the ETN or the components of the relevant market index. Unlike many debt securities, no periodic coupon payments are distributed and no principal protections exist for investments in ETNs. In addition, ETNs are subject to the other risks associated with the components of the relevant market index and the risks generally associated with investments in ETFs. For example, a Portfolio may be limited in its ability to sell its ETN holdings at a favorable time or price depending on the availability and liquidity of a secondary market, and a Portfolio may have to sell some or all of its ETN holdings at a discount. The timing and character of income and gains derived by a Portfolio from investments in ETNs for U.S. federal income tax purposes is under consideration by the U.S. Treasury and Internal Revenue Service (“IRS”) and may also be affected by future legislation.

Firm or Standby Commitments — Obligations with Puts Attached

A Portfolio may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or a Subadvisor of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Portfolio will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Portfolios' commitments to purchase securities on a firm or standby commitment basis. The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

A Portfolio may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Portfolios may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued

19

a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Portfolio intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Portfolio, nor will a Portfolio assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Portfolio's valuation of the security underlying the commitment. Any consideration paid by a Portfolio for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Portfolio as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into.

The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Portfolio makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Portfolio's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

Floating and Variable Rate Securities

The Portfolios may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker/dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate or the London Interbank Offered Rate (“LIBOR”). The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates; a Portfolio will participate in any declines in interest rates as well. To be an eligible investment for a money market fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost and the investment otherwise must comply with Rule 2a-7 under the 1940 Act.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

On July 27, 2017, the head of the United Kingdom’s (“UK”) Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments based on or referencing LIBOR in which a Portfolio invests cannot yet be determined.  The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to

20

determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments held by a Portfolio and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments.

Certain Portfolios may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be classified as illiquid investments.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Currency Transactions (Forward Contracts)

A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Portfolio in anticipation of future purchases (or in settlement of such purchases) or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. Forward currency contracts may also be used to exchange one currency for another, including to repatriate foreign currency. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Portfolio's foreign currency transactions. The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Foreign currency transactions in which a Portfolio may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A Portfolio also may use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that a Portfolio invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Portfolio may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, certain Subadvisors believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Portfolio will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Portfolio might employ a foreign currency transaction. When a Portfolio enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Portfolio would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

When the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Portfolio also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute

21

"transaction" or "position" hedges (including "proxy" hedges), a Portfolio will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Portfolio also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

A Portfolio may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If a Portfolio engages in an offsetting transaction, the Portfolio will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case a Portfolio may suffer a loss.

When a Portfolio has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Portfolio may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Portfolio's sum of the unrealized gain and loss for each contract. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Portfolio's forward contracts. The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, a Portfolio will maintain liquid assets as described above.

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, a Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio's daily marked-to-market net obligations (i.e., the Portfolio's daily net liability) under the contracts, if any, rather than such contracts' full notional value, for senior security purposes. The portion of a Portfolio's assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Portfolio's asset segregation requirements will vary accordingly. The Portfolios reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Certain Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio's assets. Moreover, there may be an imperfect correlation between a Portfolio's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss.

The Portfolios cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Portfolio's investment exposure to changes in currency exchange rates and could result in losses to a Portfolio if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Portfolio's exposure to a foreign currency and that currency's value declines, a Portfolio will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management

22

strategies will be advantageous to a Portfolio or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Portfolio may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Portfolio in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Portfolio will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, these contracts are subject to counterparty risks as there can be no assurance that the other party to the contract will perform its services thereunder. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk and liquidity risk involved in bilaterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. A Portfolio may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Foreign Government and Supranational Entity Securities

A Portfolio may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Portfolio's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. The Manager or Subadvisors do not believe that the credit risk inherent in the Sovereign Debt of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of a Portfolio's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Portfolio's investments may also include debt securities denominated in European Currency Units of an issuer in a country in which the Portfolio may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Portfolio might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Portfolios depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager or Subadvisors intend to manage the Portfolios' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign Index-Linked Instruments

A Portfolio may invest, subject to compliance with its limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in

23

time. For example, a Portfolio may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Foreign Securities

A Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Securities of issuers within a given country may be denominated in the currency of another country. Each Portfolio may define "foreign securities" differently but, unless otherwise defined, foreign securities are generally those securities issued by companies organized outside the U.S. and/or, in the case of equity securities, that trade primarily in markets outside the U.S., have their primary markets outside of the U.S., or are otherwise deemed to be non-U.S. securities by the Manager or Subadvisors. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Foreign securities may also be domiciled in the U.S. and traded on a U.S. market but possess elements of foreign risk.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments (including, for example, sanctions), and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

Certain Portfolios may invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Portfolio's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability of a Portfolio to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Portfolios may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Additionally, investments in certain countries may subject a Portfolio to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Portfolio, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which a Portfolio invests, or result in unexpected tax liabilities for a Portfolio.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities may be exposed to many, if not all, of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar denominated securities traded in U.S. securities markets.

24

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Funds of Funds

The MainStay VP Asset Allocation Portfolios are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in certain series of the Fund, MainStay Funds Trust and The MainStay Funds (the "MainStay Group of Funds"). The MainStay VP Asset Allocation Portfolios may also invest in exchange-traded funds advised by New York Life Investments or its affiliates. The series/funds in which the MainStay VP Asset Allocation Portfolios invest may be referred to in this SAI as the "Underlying Portfolios/Funds." The Underlying Portfolios/Funds currently are advised by New York Life Investments or its affiliates and are considered to be within the same "group of investment companies" as the MainStay VP Asset Allocation Portfolios. The MainStay VP Asset Allocation Portfolios do not currently invest in Underlying Portfolios/Funds that are not "affiliates" of or within the same "group of investment companies" as the Portfolios, but reserve the right to do so without prior notice to shareholders. New York Life Investments may change the Underlying Portfolios/Funds from time to time without prior approval from shareholders. The MainStay VP Asset Allocation Portfolios, in addition to investing primarily in Underlying Portfolios/Funds, may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, firm or standby commitments, lending of portfolio securities, repurchase agreements, restricted 144A and 4(a)(2) securities, and reverse repurchase agreements. These securities are described later in this section.

The MainStay VP IQ Hedge Multi-Strategy Portfolio is also a “fund of funds.” It invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index, which includes underlying funds. The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with the rules-based methodology of the Underlying Index. Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and may include ETNs (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). The MainStay VP IQ Hedge Multi-Strategy Portfolio may also invest in one or more financial instruments, including but not limited to futures contracts and swap agreements.

By investing in the Underlying Portfolios/Funds and ETPs, the MainStay VP Asset Allocation Portfolios and MainStay VP IQ Hedge Multi-Strategy Portfolio may have an indirect investment interest in some or all of the securities and instruments described in this section depending upon how their assets are allocated among the Underlying Portfolios/Funds and ETPs. In general, this SAI addresses many of the investment techniques and instruments used by Underlying Portfolios/Funds, although the MainStay VP Asset Allocation Portfolios may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Portfolios/Funds that are not described below. The MainStay VP Asset Allocation Portfolios and MainStay VP IQ Hedge Multi-Strategy Portfolio may also have an indirect investment interest in other securities and instruments utilized by the Underlying Portfolios/Funds and ETPs. These securities and instruments are described in the Underlying Portfolios/Funds' or ETPs' current Prospectuses and SAI, which for the Underlying Portfolios/Funds that are within the same “group of investment companies” as the MainStay VP Asset Allocation Portfolios are available upon request, free of charge, by calling us toll-free at 800-598-2019 or on the internet at nylinvestments.com.

The Underlying Portfolios/Funds and ETPs may engage in investment practices, or invest in instruments to the extent permitted in the Prospectus and SAI or other offering documents through which they are offered. Unless otherwise stated in the applicable Prospectus or other offering documents, investment techniques are discretionary. That means the manager or subadvisor of an Underlying Portfolio/Fund or ETP may elect in its sole discretion to employ or not employ the various techniques. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities but, to the extent employed, could from time to time have a material impact on the performance of the Underlying Portfolios/Funds or ETPs. Investors should not assume that any particular discretionary investment technique will ever be employed, or if employed, that it will be employed at all times.

To the extent that a Portfolio is invested in an Underlying Portfolio/Fund or ETP, net short-term gains, if any, of the Underlying Portfolio/Fund will be distributed as ordinary income to the Portfolio and will not be offset by capital losses of the Portfolio. Capital losses of an Underlying Portfolio/Fund will not offset capital gains of a Portfolio. Losses realized on redemptions from an Underlying Portfolio/Fund may be deferred as wash sales in the event of additional investments made into the Underlying Portfolio/Fund within 30 days before or after the redemption.

In December 2018, the SEC issued a proposed rulemaking package related to investments in other investment vehicles that, if adopted, could require certain Funds to adjust their investments accordingly. These adjustments may have an impact on the Portfolios' investment performance, strategy and process as well as those of the underlying investment vehicles.

Futures Transactions

A futures contract is an agreement to buy or sell an underlying instrument such as a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a

25

future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Portfolio than might later be available in the market when the Portfolio makes anticipated purchases. See "Derivative Instruments -- General Discussion" for more information. For a discussion on currency futures, please see "Foreign Currency Transactions (Forward Contracts)" in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies. Subject to compliance with applicable CFTC rules, the Portfolios also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges, and in certain cases so long as the futures contract has received specific approval for U.S. person trading.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Portfolio upon termination of the contract assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency, commodity or index fluctuates, a Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Portfolio will mark-to-market its open futures positions. Moreover, each Portfolio will maintain sufficient liquid assets or enter into offsetting transactions to cover its obligations under open futures contracts.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, a Portfolio may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. A Portfolio may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Portfolio's portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, a Portfolio may take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's investment portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its accompanying reduction in yield), the increased cost to a Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

26

Depending upon the types of futures contracts that are available to hedge a Portfolio's portfolio of securities or portion of a portfolio, perfect correlation between that Portfolio's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Portfolio might wish to buy or sell a futures contract.

Securities Index Futures. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of equity securities on which the contract is based. A securities index is designed to reflect overall price trends in the market for equity securities.

A Portfolio may purchase and sell securities index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Portfolios may enter into securities index futures to the extent that they have equity securities in their portfolios. Similarly, the Portfolios may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Portfolio's ability to invest in foreign currencies, each Portfolio may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Portfolio may also use securities index futures to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities.

By establishing an appropriate "short" position in securities index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Portfolio may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Portfolio's debt portfolio or to gain exposure to particular markets represented by the index.

Options on Futures. For bona fide hedging, risk management and other appropriate purposes, the Portfolios also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A "call" option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Portfolio is not fully invested or of lengthening the average maturity or duration of a Portfolio's portfolio.

A "put" option on a futures contract gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. If a Portfolio writes a put option on a futures contract on debt securities related to securities that the Portfolio expects to acquire and the market price of such securities increases, the net cost to a Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, a Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts may be a means of hedging a Portfolio's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

27

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities, commodities or currencies, owning an option may or may not be less risky than ownership of the futures contract or underlying assets. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio assets in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of assets held by or to be acquired for the Portfolio. If the option is exercised, a Portfolio will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio assets or the currencies in which such assets are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolios will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are acceptable.

Coverage of Futures Contracts and Options on Futures Contracts. A Portfolio (except the VP Substitution Portfolios) may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Portfolios will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of the Portfolio's net assets.

When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Portfolio's custodian).

When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, options on futures or forward contracts. See "Tax Information."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Portfolio's assets being hedged, even if the hedging vehicle closely correlates with a Portfolio's investments, such as with stock index futures contracts. If the price of a futures contract changes more than the price of the securities, assets or currencies, a Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities, assets or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities, assets or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. It is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures

28

trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Portfolio has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Portfolio's portfolio might decline. If this were to occur, a Portfolio would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. If no liquid market exists, a Portfolio would remain obligated to meet margin requirements until the position is closed.

Also, in the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a Portfolio, the Portfolio may not be entitled to the return of all the margin owed to the Portfolio, potentially resulting in a loss.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. Although the Portfolios generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

Hard Assets Securities

Hard assets securities include equity securities of "hard assets companies" and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term "hard assets companies" refers to companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals (including gold), (ii) base and industrial metals, (iii) energy, or (iv) other commodities.

Since the market action of hard assets securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard assets securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard assets securities. The price of precious metal and natural resource securities are particularly susceptible to volatility and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production and distribution of hard assets may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

High Yield Securities

Typically, high yield debt securities (sometimes called "junk bonds") are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the relevant Subadvisor and are generally considered to be speculative. Investment in lower rated corporate debt securities typically provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Portfolio's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

29

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, a Portfolio may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Portfolio's NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Portfolio records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, a Portfolio may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Portfolio's assets and may thereby increase its expense ratios and decrease its rate of return.

Hybrid Instruments and Other Capital Securities

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Portfolio's investment in hybrids, these risks may cause significant fluctuations in the Portfolio's NAV. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios' investments in these products may be subject to limits described below under the heading "Investment Companies."

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed-income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. However, it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated

30

debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Illiquid Investments

A Portfolio may acquire an illiquid investment so long as immediately after the acquisition the Portfolio would not have invested more than 15% of its net assets in illiquid investments that are assets (5% of "total assets," as that term is defined in Rule 2a-7 under the 1940 Act, for the MainStay VP U.S. Government Money Market Portfolio). A Portfolio will consider taking measures to reduce its holdings of illiquid investments if they exceed the percentage limitation as a result of changes in the values of the investments or if liquid investments have become illiquid.

An illiquid investment for each Portfolio, other than the MainStay VP U.S. Government Money Market Portfolio, means any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. With respect to the MainStay VP U.S. Government Money Market Portfolio, illiquid security means a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Portfolio. Illiquid investments may include repurchase agreements maturing in more than seven days.

The Portfolios, other than the MainStay VP U.S. Government Money Market Portfolio, have implemented certain portions of a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage the Portfolios' “liquidity risk” (defined by the SEC as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The remaining portions of the Liquidity Program will be implemented during 2019 in accordance with SEC requirements. The liquidity classification of each investment will be made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of each Portfolio’s investments in accordance with the Liquidity Program.

The lack of an established secondary market may make it more difficult to value illiquid investments, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Often, illiquid investments will be valued in accordance with fair valuation procedures adopted by the Board. An investment’s illiquidity might prevent the sale of such investment at a time when the Manager or Subadvisor might wish to sell, and these investments could have the effect of decreasing a Portfolio's liquidity. Difficulty in selling an investment, particularly an illiquid investment, may result in a loss or may be costly to a Portfolio.

Index Risk

The MainStay VP IQ Hedge Multi-Strategy Portfolio invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in the IQ Hedge Multi-Strategy Index ("Underlying Index"). The Underlying Index may not be successful in replicating the performance of its target strategies. The Underlying Index is partially based on an assessment of historical data sets. To the extent that data turns out not to be predictive of future events, the return on the Underlying Index may deviate from its objective.

There is no assurance that the strategies that comprise the Underlying Index will track hedge fund returns described in the Portfolio's objective, which, in turn, may adversely affect the Underlying Index’s ability to meets its objectives. While the strategies consist of multiple liquid Underlying Index components, hedge funds may invest in a much broader range of more geographically diverse and less liquid assets. The Underlying Index may be exposed to more or less risk than hedge funds as an asset class. To the extent the MainStay VP IQ Hedge Multi-Strategy Portfolio tracks its Underlying Index, these risks could also apply to an investment in the MainStay VP IQ Hedge Multi-Strategy Portfolio.

The strategies and the Underlying Index are based entirely on mathematical analysis of historical data related to volatility and returns. To the extent that historical data turns out not to be predictive of future events, the return of the Strategies may deviate from the returns of the hedge fund indexes they are trying to replicate.

IndexIQ Advisors does not receive hedge fund holding information but rather uses the monthly returns of the hedge fund data provided by third parties as the basis for estimating the asset class exposures of hedge funds as a group. There is a risk that hedge fund return data provided by third party providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting selection bias, or other biases, among other factors.

Hedge funds often adjust their investments rapidly in view of market, political, financial or other factors, whereas the composition of the Strategies, as defined in the Prospectus and the Underlying Indexes is adjusted only on a monthly basis. The potential lag between hedge fund strategy changes and Strategy changes may cause the returns of the Strategies to deviate from the data received from the third party providers.

Indexed Securities and Structured Notes

Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is

31

determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Portfolio invests in these notes and securities, however, the Manager or Subadvisor analyzes these notes and securities in its overall assessment of the effective duration of the Portfolio’s holdings in an effort to monitor the Portfolio’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios' investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Industrial Development and Pollution Control Bonds

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after August 7, 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

Information Regarding Investments in a Portfolio by Management or Affiliates

The Manager, a Subadvisor or their affiliates may, from time to time, make initial or subsequent investments in a Portfolio. These investments may be redeemed from a Portfolio at any time, which may adversely impact the Portfolio and its shareholders. Additionally, the Manager, a Subadvisor or their affiliates may choose to hedge all or part of their investment in a Portfolio. It is not expected that any such hedge will adversely impact any Portfolio.

Initial Public Offerings

Initial public offerings ("IPOs") of securities occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have limited operating histories, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Portfolio's Subadvisor might decide to sell a security issued through an IPO more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolio. Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to a Portfolio's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a Portfolio's performance if the Portfolio's asset base is small. Consequently, IPOs may constitute a significant portion of a Portfolio's returns particularly when the Portfolio is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of a Portfolio's assets as it increases in size and therefore have a more limited effect on the Portfolio's performance.

There can be no assurance that IPOs will continue to be available for a Portfolio to purchase. The number or quality of IPOs available for purchase by a Portfolio may vary, decrease or entirely disappear. In some cases, a Portfolio may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for the Portfolio to realize a profit.

32

Interfund Lending

The Portfolios have obtained an exemptive order from the SEC allowing the Portfolios to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Portfolios (other than a money market fund) may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Portfolio otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Portfolio has outstanding bank borrowings, any Interfund Loans to the Portfolio will: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Portfolio, that event of default will automatically (without need for action or notice by the lending Portfolio) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Portfolio to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Portfolio. The Portfolios are currently parties to a line of credit which restricts a Portfolio’s ability to participate in interfund lending while the Portfolio has an outstanding balance on the line of credit.

A Portfolio may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Portfolio has a secured loan outstanding from any other lender, including but not limited to another Portfolio, the Portfolio’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Portfolio’s total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Portfolio may borrow through the Interfund Lending Program on a secured basis only. A Portfolio may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Portfolio's fundamental restriction or non-fundamental policy.

No Portfolio may lend to another Portfolio through the Interfund Lending Program if the loan would cause the lending Portfolio’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Portfolio's Interfund Loans to any one Portfolio shall not exceed 5% of the lending Portfolio’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Portfolio and may be repaid on any day by a borrowing Portfolio.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Portfolio and the borrowing Portfolio. However, no borrowing or lending activity is without risk. When a Portfolio borrows money from another Portfolio, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Portfolio may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Portfolio. Interfund Loans are subject to the risk that the borrowing Portfolio could be unable to repay the loan when due, and a delay in repayment to a lending Portfolio could result in a lost opportunity or additional lending costs. No Portfolio may borrow more than the amount permitted by its investment limitations.

Investment Companies

A Portfolio may invest in securities of other investment companies, including ETFs and business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Portfolio’s Prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Portfolio from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of the Portfolio's total assets in securities of any one investment company; and (3) investing more than 10% of the Portfolio’s total assets in securities of all investment companies. These restrictions do not apply to the MainStay VP Asset Allocation Portfolios or the MainStay VP IQ Hedge Multi-Strategy Portfolio's investments in ETPs in accordance with applicable SEC exemptive orders, and may not apply to certain investments in money market funds, including money market funds advised by the Manager. The Portfolios’ investments in money market funds may include money market funds advised by the Manager that are offered for sale only to the Portfolios and other funds within the MainStay Group of Funds. A Portfolio may invest in these money market funds for various cash management purposes. Each Portfolio indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Portfolio invests in addition to the fees and expenses the Portfolio bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Portfolio (except the MainStay VP Asset Allocation Portfolios) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Certain Underlying Portfolios/Funds are advised or subadvised by New York Life Investments or its affiliates. These advisers and subadvisors are under common control with New York Life Investments and the Underlying Portfolios/Funds advised by those entities are considered to be in the same “group of

33

investment companies” as the Portfolios for purposes of Section 12(d)(1)(G) of the 1940 Act. For example, exchange-traded funds advised by IndexIQ Advisors LLC are considered to be in the same group of investment companies as the Portfolios because IndexIQ Advisors LLC and New York Life Investments are under common control. For purposes of determining compliance with a Portfolio's policy on concentrating its investments in any one industry, the Portfolios will look through investments in underlying investment companies for purposes of applying their concentration limitations, if the underlying investment company itself has a policy to concentrate in a particular industry. In that case, the particular industry in which the underlying investment company invests would be counted for purposes of calculating the Portfolio’s concentration limitation.

With respect to the MainStay VP U.S. Government Money Market Portfolio’s policy to invest 99.5% or more of the Portfolio’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 under the 1940 Act, the Portfolio may, as appropriate, deem investments in other “government money market funds” under Rule 2a-7 under the 1940 Act as within its 99.5% policy for compliance purposes.

Lending of Portfolio Securities

A Portfolio may lend portfolio securities to certain broker/dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. Such loans must be secured by collateral in cash, U.S. Treasury securities and/or U.S. government agency securities that are issued or guaranteed by the United States government or its agencies or instrumentalities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. A Portfolio may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio may call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The MainStay Group of Funds, on behalf of certain of the Portfolios, has entered into an agency agreement with State Street Bank and Trust Company ("State Street"), which acts as the Portfolios' agent in making loans of portfolio securities, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Portfolio. A Portfolio also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. A Portfolio could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager or Subadvisor or its agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Portfolio.

While securities are on loan, each Portfolio is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan; the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities; the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions; and the risk that any efforts to recall the securities for purposes of voting may not be effective.

The Portfolios, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are managed by the Manager or its affiliates.

Loan Participation Interests

A Portfolio may invest in participation interests in loans. A Portfolio's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Portfolio would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Portfolio may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Portfolio may be required generally to rely on a third-party agent bank, acting on behalf of the Participants, to demand payment and enforce the lenders' rights and exercise their remedies against the borrower, but would otherwise be entitled to the direct benefit of all such lender rights and remedies.

A Portfolio may also purchase participations in a portion of the rights of the lender in a corporate loan. In such a case, the Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the borrower; rather the Portfolio must rely on the agent bank and/or the seller of the participation for that purpose. A Portfolio will not act as an agent bank, guarantor or sole negotiator of a credit facility with respect to a corporate loan. In addition, an agent bank may be responsible for various services with respect to the loan including, recordkeeping or other services (such as interest payment services) with respect to Loan Participation Interests held by a Portfolio and the related loan documentation. These services may be subject to risks of, among other things, computational errors, cyber-

34

attacks, delays, the bankruptcy or insolvency of such agents. The Portfolios are also subject to the risk of loss caused by human error and system or control failures by these agents. All these risks may affect the Portfolios, the Portfolios' investments and the Portfolios' investment performance.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Portfolio generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Portfolio has direct recourse against the borrower (which is unlikely), a Portfolio will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Portfolio were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Portfolio might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Portfolio acts as co-lender in connection with Participation Interests or when a Portfolio acquires a Participation Interest the terms of which provide that the Portfolio will be in privity of contract with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Portfolio's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Portfolio's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Portfolio disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Portfolio is required to rely upon a lending institution to pay the Portfolio principal, interest, and other amounts received by the lending institution for the loan participation, the Portfolio will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Portfolio's portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Each Portfolio may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's NAV than if that value were based on available market quotations and could result in significant variations in a Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

35

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral although they may not be fully collateralized and may be uncollateralized. The borrower pays interest and principal to the lenders.

A senior loan in which a Portfolio may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders. In addition, to the extent a Portfolio holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Portfolio’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.

Secondary trades of senior loans may have extended settlement periods. Any settlement of a secondary market purchase of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a senior loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. A Fund, as a buyer of a senior loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in senior loans.

A Portfolio may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. A Portfolio may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan that continues to be directly owned by the issuing lender. A Portfolio may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously owned by a different lender. Unlike when a Portfolio purchases a participation interest, a Portfolio that purchases an assignment will become a lender for the purposes of the relevant loan agreement.

A Portfolio can purchase a loan by signing as a direct lender under the loan document or by purchasing an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Portfolio as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Portfolio receives on the investment.

If a Portfolio purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest received by the Portfolio through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest received by the Portfolio through the amortization of the purchase price discount. Where reduced primary investment opportunities in floating rate loans exist, a Portfolio may be able to invest in floating rate loans only through participation interests or assignments. If a Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. Therefore, when a Portfolio invests in floating rate loans through the purchase of participation interests, the Manager or Subadvisor must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Portfolio and a borrower. This secondary market is private and unregulated, and there is no organized exchange or board of trade on which floating rate loans are traded. Floating rate loans often trade in large denominations. Trades can be infrequent, and the market may be volatile.

Floating rate loans generally are subject to extended settlement periods that may be longer than seven days and may require the consent of the borrower and/or agent prior to their sale or assignment. These factors may impair, delay or negate a Portfolio's ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose.

36

Typically, floating rate loans are secured by collateral although they may not be fully collateralized or may be uncollateralized. However, the value of the collateral may not be sufficient to repay the loan or, should a loan in which a Portfolio is invested be foreclosed on, the Portfolio may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. If the collateral includes a pledge of equity interests in the borrower by its owners, the Portfolio may become the owner of equity in the borrower and may be responsible for the borrower’s business operations and/or assets.

The borrower under a floating rate loan must comply with restrictive covenants, if any, contained in the floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders or increase the credit risk associated with the borrower or the loan. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from certain asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) that is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan on behalf of the syndicate lenders. Investments in loans without contractual restrictive covenants are particularly suscpetible to the risks associated with these investments.

The Manager or the Subadvisor must determine that the investment is suitable for each Portfolio based on the Manager's or the Subadvisor’s independent credit analysis and industry research. Generally, this means that the Manager or the Subadvisor has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager or the Subadvisor will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the LIBOR or the prime rates of large money-center banks. The interest rate on the Portfolio's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Portfolio's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Portfolio's NAV as a result of changes in interest rates. However, the Portfolio may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

In addition, the Portfolio may have arrangements with loan, administrative and similar agents under which these agents provide recordkeeping or other services (such as interest payment services) with respect to loan positions held by a Portfolio and the related loan documentation. These services may be subject to risks of, among other things, computational errors, cyber-attacks, delays, the bankruptcy or insolvency of such agents. The Portfolios are also subject to the risk of loss caused by human error and system or control failures by these agents. All these risks may affect the Portfolios, the Portfolios' investments and the Portfolios' investment performance.

Unfunded Loan Commitments. The Portfolios may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Portfolio) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Portfolios enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

37

Since a Portfolio with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Portfolios' unfunded loan commitments. The value of the Portfolios' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Each Portfolio records an investment when the borrower draws down the money and records interest as earned.

Master Limited Partnerships

The Portfolios may invest in certain companies that are structured as master limited partnerships ("MLPs") in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Portfolio when it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

A Portfolio will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships ("QPTPs"), which are treated as partnerships for U.S. federal income tax purposes.

MLPs are generally not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by a Portfolio were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Portfolio’s investment in such MLP.

MLP Interests and Other Natural Resources Sector Companies Risk

MLPs are organized as limited partnerships or limited liability companies under state law and are generally subject to tax as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are publicly traded and listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests. The general partner manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. Since MLP equity securities are typically publicly traded, in order to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally are not subject to U.S. federal income tax. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

MLP Equity Securities. Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner interests.

• Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the New York Stock Exchange (the “NYSE”), the NYSE MKT and the NASDAQ Stock Market (the “NASDAQ”). Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (the “MQD”), including arrearage rights, from the issuer. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. The Portfolios may invest in different classes of common units that may have different voting, trading, and distribution rights.

• Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP

38

subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. The Portfolios may invest in different classes of subordinated units that may have different voting, trading, and distribution rights.

• General Partner Interests. The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests may receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, some GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.

MLPs and companies in the natural resources and energy sectors are subject to certain risks, including, but not limited to, the following:

Commodity Price Risk – MLPs and companies in the natural resources and energy sectors may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids, and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods among others. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy and natural resources sectors as a whole may also be impacted by the perception that the performance of energy and natural resources sectors companies is directly linked to commodity prices. The prices of companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and companies in the natural resources and energy sectors. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Cyclicality Risk – The operating results of MLPs and companies in the natural resources and energy sectors are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy and natural resources sectors may adversely affect the earnings or operating cash flows of the issuers in which a Portfolio will invest.

Supply Risk – A significant decrease in the production of natural gas, crude oil, coal or other energy commodities would reduce the revenue, operating income and operating cash flows of certain MLPs and companies in the natural resources and energy sectors and, therefore, their ability to make distributions or pay dividends. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources among others.

Demand Risk – A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect the revenues and cash flows of certain MLPs and companies in the natural resources and energy sectors. A decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase; or a shift in consumer demand for such products among others. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.

39

Risks Relating to Expansions and Acquisitions – MLPs and companies in the natural resources and energy sectors employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by a Portfolio from companies that grow through acquisitions.

Competition Risk – The natural resources and energy sectors is highly competitive. Companies in which a Portfolio may invest face substantial competition from other companies, many of which have greater financial, technological, human and other resources, in acquiring natural resources assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the companies in which a Portfolio invests are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of a Portfolio.

Weather Risk – Extreme weather conditions could result in substantial damage to the facilities of certain MLPs and companies in the natural resources and energy sectors located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities.

Interest Rate Risk – The prices of debt securities of the companies a Portfolio may hold in its portfolio and the prices of the equity securities held in its portfolio are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain companies as a result of the increased availability of alternative investments with yields comparable to those of companies. Rising interest rates could adversely impact the financial performance of companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

Legislation and Regulatory Risk – The profitability of MLPs and companies in the natural resources and energy sectors could be adversely affected by changes in the regulatory environment. Such companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and companies in the natural resources and energy sectors. Such companies may be adversely affected by future regulatory requirements. While the nature of such regulations cannot be predicated at this time, they may impose additional costs or limit certain operations by MLPs and companies in the natural resources and energy sectors. There have been proposals in Congress to eliminate certain tax incentives widely used by energy and energy-related companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect companies in which a Portfolio may invest and/or the natural resources and energy sectors generally.

Environmental Risk – There is an inherent risk that MLPs and companies in the natural resources and energy sectors may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and companies in the natural resources and energy, and the cost of any remediation that may become necessary. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Companies may not be able to recover these costs from insurance.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

• the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions,

• the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water,

• the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

• the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

40

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a byproduct of burning fossil fuels, and methane, the major constituent of natural gas. These measures and future measures could result in increased costs to certain companies in which a Portfolio may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which a Portfolio may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under federal Clean Air Act of 1990, as amended (the “Clean Air Act”), the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of a Portfolio's investments.

The types of regulations described above can change over time in both scope and intensity, may have adverse effects on MLPs companies in the natural resources and energy sectors and may be implemented in unforeseen manners on an “emergency” basis in response to catastrophes or other events.

Affiliated Party Risk – Certain MLPs and companies in the natural resources and energy sectors are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions. Moreover, the terms of a company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the company as a transaction with a non-affiliate.

Catastrophe and Terrorism Risk – The operations of MLPs and companies in the natural resources and energy sectors are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. Since the September 11, 2001 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of impacted companies. Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.

Technology Risk – Companies that are focused on developing new technologies and are strongly influenced by technological changes. Technology development efforts by companies in the natural resources and energy sectors may not result in viable methods or products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such companies may be considerably more volatile than that in more established segments of the economy.

Industry Specific Risks

MLPs and companies in the natural resources and energy sectors are also subject to risks that are specific to the particular industry in which they operate.

Pipeline – Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined petroleum products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay

41

cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.

Gathering and Processing – Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Exploration and Production – Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Oil – In addition to the risks applicable to pipeline companies described above, gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain MLPs, Energy Companies, and the oil industry in general.

Propane – Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Coal – Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Marine Shipping – Marine shipping companies are subject to supply of and demand for, and level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply and market areas they serve, which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism.

Money Market Investments

The MainStay VP U.S. Government Money Market Portfolio has adopted a policy to invest 99.5% or more of the Portfolio’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 under the 1940 Act. Government securities, as defined in or interpreted under the 1940 Act, include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. See “U.S. Government Securities” discussion below for additional information on the characteristics and risks applicable to such securities.

All of the assets of the Portfolio generally will be invested in obligations that mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

42

The MainStay VP U.S. Government Money Market Portfolio will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Portfolio’s holdings may not exceed 60 days. The dollar-weighted average life to maturity of the Portfolio’s holdings may not exceed 120 days.

With respect to 0.5% of its total assets, the MainStay VP U.S. Government Money Market Portfolio may invest in investments other than (i) cash; (ii) “government securities”; and/or (iii) repurchase agreements that are collateralized by cash and/or government securities, provided that such investments also otherwise comply with the requirements of Rule 2a-7 under the 1940 Act.

The MainStay VP U.S. Government Money Market Portfolio may not acquire any illiquid security if, immediately after the acquisition, the Portfolio would have invested more than 5% of its total assets in illiquid securities. In addition, the Portfolio may not acquire any security other than: (i) a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets; and (ii) a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. "Daily liquid assets" includes: (i) cash; (ii) direct obligations of the U.S. government; (iii) securities that will mature (as determined without reference to any interest rate readjustments) or are subject to a demand feature that is exercisable and payable within one business day; or (iv) amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. "Weekly liquid assets" includes: (i) cash; (ii) direct obligations of the U.S. government; (iii) government securities issued by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without provisions for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature (as determined without reference to any interest rate readjustments) or are subject to a demand feature that is exercisable and payable within five (5) business days; or (v) amounts receivable and due unconditionally within five (5) business days on pending sales of portfolio securities.

The MainStay VP U.S. Government Money Market Portfolio may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, tend to lower the yield on the Portfolio's shares. The MainStay VP U.S. Government Money Market Portfolio may also, consistent with the provisions of Rule 2a-7 under the 1940 Act, invest in securities with a remaining maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 under the 1940 Act with respect to maturity and otherwise allows the Portfolio to continue to qualify as a “government money market fund” under Rule 2a-7 under the 1940 Act.

As a “government money market fund” under Rule 2a-7 under the 1940 Act, the Portfolio is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price.

Mortgage Dollar Rolls

A mortgage dollar roll ("MDR") is a transaction in which a Portfolio sells mortgage-related securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Portfolio will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Mortgage Related and Other Asset-Backed Securities

Each Portfolio may buy mortgage-related and other asset-backed securities. Mortgage-related securities are a type of asset-backed securities and include mortgage-backed securities, mortgage pass-through securities and private mortgage pass-through securities, GNMA certificates, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities represent interests in pools of residential or commercial mortgage loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying (adjustable and fixed rate) mortgages and the terms of the mortgage-backed security.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Portfolio's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Portfolios may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Portfolio will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), and FNMA, or (2) privately issued securities rated Baa3 or better by Moody's or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Manager or Subadvisor.

Rating agencies, from time to time, have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Portfolios may have invested or may in the

43

future invest), and may continue to do so in the future. If a mortgage-related security in which the Portfolio is invested is placed on credit watch or downgraded, the value of the security may decline and the Portfolio may experience losses.

Further, the unprecedented disruption during 2007 through 2009 in the residential mortgage-related securities market (and in particular, the "subprime" residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by certain of the Portfolios. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These types of economic conditions may reduce the cash flow that a Portfolio investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by a Portfolio, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Portfolios may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Portfolio may experience further declines after they are purchased by such Portfolio.

The rise in the rate of foreclosures of properties following the 2007 through 2009 disruptions has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Portfolio, and could adversely affect the yields on the mortgage-related securities owned by the Portfolios and could have the effect of reducing returns to the Portfolios, that have invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have taken or are considering taking actions to address fallout from, or to mitigate the future occurrence of events similar to, the financial crisis of 2008, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Portfolios is unknown.

Mortgage Pass-Through Securities. The Portfolios may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

44

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Portfolio's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Portfolio purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Historically, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship.  At the same time, the U.S. Treasury and the FHFA as conservator of FNMA and FHLMC entered into Senior Preferred Stock Purchase Agreements (“SPAs”) whereby the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality.  Under these SPAs, as currently amended, the U.S. Treasury has pledged to provide a financial commitment up to certain amounts for each instrumentality in the event an instrumentality has a net worth deficit in any given quarter.  In addition, the SPAs, as currently amended, require the instrumentalities to pay a quarterly dividend to the U.S. Treasury in an amount by which the instrumentalities net worth exceeds a $3 billion capital reserve amount.  The FHFA recently announced plans to consider taking FNMA and FHLMC out of conservatorship. Should FNMA and FHLMC be taken out of conservatorship, it is unclear whether Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also unclear how the capital structure of FNMA and FHLMC would be constructed post-conservatorship, and what effects, if any, the privatization of FNMA and FHLMC will have on their creditworthiness and guarantees of certain MBS.  Accordingly, should the FHFA take the FNMA and FHLMC out of conservatorship, there could be an adverse impact on the value of their securities which could cause a Fund’s investments to lose value.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such

45

non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio's Manager or Subadvisor determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

As CMOs have evolved, some classes of CMO bonds have become more common than others, such as parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio's investment objectives and policies, the Portfolio’s Manager or Subadvisor may invest in various tranches of CMO bonds, including support bonds.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Portfolio's portfolio holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of

46

CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Portfolios' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Portfolio's Manager or Subadvisor will, consistent with the Portfolio's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, pursuant to an exemption therefrom, or may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be classified as illiquid investments.

Under certain circumstances, a Portfolio's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Portfolio to be deemed to have taxable income in addition to their Portfolio dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Portfolio may be subject to taxes on certain amounts deemed to have been earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Portfolio.

47

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the OTC market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Portfolios) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Portfolios will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be classified as illiquid investments.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The value of some mortgage-backed securities in which the Portfolios may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Portfolios could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Portfolio invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Portfolio may decline in response to such developments. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities held by a Portfolio and thereby adversely affect the ability of the mortgage-backed security issuer to make principal payments to holders, such as a Portfolio. Further, mortgage-backed securities are also subject to the risks associated with the types of real estate to which they relate and adverse economic or market events with respect to these property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed-property types).

48

Other Asset-Backed Securities. Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, such as collateralized bond obligations and collateralized loan obligations. (See “Collateralized Debt Obligations”). The Portfolios' Manager or Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Portfolio's investment objective and policies, and, in the case of a money market fund, the requirements of Rule 2a-7, a Portfolio also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

Delinquencies and losses on sub-prime and non-prime automobile loans have increased in recent years and, as a result, issuers of ABS backed by such loans may be adversely affected in their ability to continue to make principal and interest payments. The risk associated with investments in asset-backed securities may be heightening to the extent that a Portfolio invests in such loans.

Municipal Securities

A Portfolio may purchase municipal securities. Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities (collectively, “municipalities”). Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by municipalities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.

A Portfolio's investments in municipal securities may be affected by political and economic developments within the applicable municipality and by the financial condition of the municipality. Certain of the issuers in which a Portfolio may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties and other events that have adversely affected its economy, infrastructure and financial condition, which have further strained Puerto Rico’s economic stagnation and fiscal challenges (including budget deficits, underfunded pensions, high unemployment, population decline, significant debt service obligations, liquidity issues, and reduced access to financial markets). The default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Portfolio may adversely affect the Portfolio and cause the Portfolio to lose the value of its investment in such securities.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Portfolio would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

49

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Portfolio.

The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have historically been low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds ("BABs"), the borrowing costs of which are subsidized by the U.S. government, but which are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009, as amended ("ARRA"), to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the U.S. government than other BABs, and are designed to finance certain types of projects in distressed geographic areas. Historically, the TOBs in which the Portfolios have invested have been sponsored by banking entities. However, it is no longer practical for banking entities to perform this role due to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules thereunder (collectively, the “Volcker Rule”). The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations on those exemptions, as defined in the Rule. TOB programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption.

Alternative structures for TOBs have been designed by market participants, including fund-sponsored TOB structures, in which certain responsibilities previously performed by a third-party banking entity are performed by, or on behalf of, the fund. Portfolios that sponsor TOB structures accordingly bear the risks that were previously borne by banking entities. The effectiveness of alternative structures, including the new fund-sponsored TOB structure, is uncertain. There is a risk that new structures will not prove as effective as the traditional structure, which could adversely impact Portfolio performance, reduce municipal bond market liquidity and/or increase financing costs.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond). Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs ceased on December 31, 2010. The BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program will be eligible for federal payment or tax credit. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 will reduce the federal subsidy for BABs and other subsidized municipal bonds. Such cuts may end earlier if rescinded by Congress. Due to continuing uncertainty related to Congressional budget deficit reduction, there is a possibility that federal funds allocated to subsidize issuers of BABs for a portion of the interest paid by such issuers could be further reduced or eliminated in the future. To the extent the federal subsidy is reduced or eliminated, there is a risk that issuers of BABs could redeem bonds prior to their stated maturities based on the redemption language applicable to specific issues of BABs. Once such redemption provisions permit redemption of BABs because the subsidy is reduced or eliminated, issuers may be able to redeem BABs even after any reduction in the subsidy has ended. In addition to BABs, a Portfolio may invest in other municipal bonds that pay taxable interest.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial

50

condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

• Revenue anticipation notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

• Bond anticipation notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

• Construction loan notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

• Project notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

• Short-term discount notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Portfolios. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Portfolio's municipal securities in the same manner.

An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Portfolio's investments in those securities. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. U.S. bankruptcy law generally provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code.

Municipal bankruptcies are relatively rare, and certain provisions of U.S. bankruptcy law governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under U.S. bankruptcy law in order to seek protection from creditors or restructure their debt. Although recent Puerto Rico legislation that would have allowed certain Puerto Rico public corporations to seek protection from creditors and to restructure their debt should they become insolvent has been ruled unconstitutional, the U.S. Supreme Court has agreed to review this ruling. If the U.S. Supreme Court permits municipalities or public corporations in Puerto Rico to restructure their outstanding obligations, it could adversely affect the Portfolio.

In June 2016, the U.S. Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”), which establishes a federally-appointed fiscal oversight board (“Oversight Board”) to oversee Puerto Rico’s financial operations and possible debt restructuring. On May 3, 2017, the Oversight Board filed a debt restructuring petition in the U.S. District Court in Puerto Rico to seek bankruptcy-type protections from debt and unfunded pension obligations. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain Puerto Rico instrumentalities and is negotiating the restructuring of its debt with certain other bondholders as of the date of this SAI. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. It is unclear at this time how the proceedings under PROMESA will be resolved or the period of time that may be required to reach any resolution. Any restructuring of some or all of the commonwealth’s debt, or a further decline in market prices of Puerto Rico debt obligations, may affect a Portfolio's investments and its performance.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of

51

the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be classified as illiquid investments.

High yield municipal bonds are subject to increased liquidity and valuation risk as compared to other municipal bonds and to high yield debt securities generally. There may be no active market for a high yield municipal bond, or it may trade in secondary markets on an infrequent basis. High yield municipal bonds may be more likely than other municipal bonds to be considered illiquid. It may be difficult for a Portfolio to obtain an accurate or recent market quotation for a high yield municipal bond, which may cause the security to be "fair valued" in accordance with the fair valuation policies established by the Board. See "How Portfolio Securities Are Valued." For a more general discussion of the risks associated with high yield securities, which generally also are applicable to high yield municipal bonds, see "High Yield Securities."

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Portfolio‘s investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Manager or Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The Internal Revenue Code limits the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. If an issuer of a municipal bond fails to satisfy certain requirements with respect to a particular municipal bond issuance, any interest earned by a Portfolio from its investment in such municipal bond may be taxable. The Portfolios intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken. Recent tax legislation may, pending further regulatory guidance, require a Portfolio to accrue market discount currently.

Natural Resources Securities

Since the market action of natural resources securities may move against or independently of the market trend of other types of securities, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Natural resources securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including natural resources securities. The price of precious metal and natural resource securities historically have been particularly susceptible to volatility and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production and distribution of natural resources may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Options

A Portfolio may use options for any purpose consistent with their respective investment objectives, such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Portfolio may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to

52

terminate an existing position. See "Derivative Instruments -- General Discussion" for more information. Options used by the Portfolios may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Purchasing Options. A Portfolio may purchase put or call options that are traded on an exchange or in the OTC market. Options traded in the OTC market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms the Manager or Subadvisors deems to be of sufficient creditworthiness so as to minimize these risks.

A Portfolio may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

In addition, a Portfolio will continue to receive interest or dividend income on the security. The put options purchased by a Portfolio may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security that the Portfolio has the right to purchase. In the case of a purchased call option, a Portfolio would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. A Portfolio would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

A Portfolio may also purchase call options on securities the Portfolio intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle a Portfolio, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. A Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Portfolio would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. A Portfolio may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Portfolio is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Portfolio maintains the difference in liquid assets.

A Portfolio may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will generally be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

A Portfolio may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Portfolio makes a "closing purchase transaction"—the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any

53

loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Portfolio. When a security is to be sold from a Portfolio's portfolio, the Portfolio will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Portfolio is unable to effect a closing purchase transaction involving an exchange-traded option, the Portfolio will not sell the underlying security until the option expires, or the Portfolio otherwise covers the existing option portion or the Portfolio delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an OTC option may in many cases only be made with the other party to the option.

Each Portfolio pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, a Portfolio may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing Put Options. A Portfolio may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Portfolio is "covered" if a Portfolio maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Portfolio holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Portfolio maintains the difference in liquid assets.

The premium that the Portfolios receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Portfolios may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Portfolios also may effect a closing purchase transaction, in the case of a put option, to permit the Portfolios to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Portfolio is able to enter into a closing purchase transaction, a Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, a Portfolio may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which a Portfolio may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Portfolio's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, a Portfolio may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Married Puts. A Portfolio may engage in a strategy known as "married puts." This strategy is most typically used when a Portfolio owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales") but for various reasons is unable to do so. A Portfolio may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, a Portfolio will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" OTC put option to sell the common stock to the broker and generally will write an OTC "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places a Portfolio in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by a Portfolio. The writer of the put option may require

54

that a Portfolio write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, a Portfolio would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. A Portfolio's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Portfolio may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Portfolio. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Portfolio would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to OTC trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Portfolio to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indices. A Portfolio may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of the Portfolio's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the NYSE MKT Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Portfolio's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Portfolio.

A Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Portfolio may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, a Portfolio may purchase and write options on foreign currencies. A Portfolio may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Portfolio may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Portfolio may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, that Portfolio will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

55

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Portfolio to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may also write options on foreign currencies for hedging purposes. For example, if a Portfolio anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Portfolio.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Portfolio to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Portfolio is "covered" if that Portfolio owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Portfolio maintains the difference in liquid assets.

Options on foreign currencies to be written or purchased by a Portfolio will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

A Portfolio also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Portfolio to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.

Private Investments in Public Equity

A Portfolio may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Qualified Financial Contracts

Beginning in 2019, regulations adopted by prudential regulators will require that certain qualified financial contracts (as defined below) entered into with certain counterparties that are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization to include contractual provisions that delay or restrict the rights of counterparties, such as the Portfolios, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to an automatic one-day stay during which

56

counterparties, such as the Portfolios, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Portfolios from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Portfolios. “Qualified financial contracts” include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements.

Quantitative Investing Risk

The Manager or a Subadvisor may use quantitative models, algorithms, methods or other similar techniques (“quantitative tools”) in the Portfolios, including to generate investment ideas, identify investment opportunities or as a component of its overall portfolio construction processes and investment selection or screening criteria. Quantitative tools may also be used in connection with risk management and hedging processes.  The value of securities selected using quantitative tools can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental or other similar means of analysis. The factors used in quantitative tools and the weight placed on those factors may not be predictive of a security’s value or a successful weighting. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative tools. Thus, a Portfolio is subject to the risk that any quantitative tools used by the Manager or a Subadvisor will not be successful in, among other things, forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions.

There is no guarantee that quantitative tools, and the investments selected based on such tools, will produce the desired results or enable a Portfolio to achieve its investment objective. A Portfolio may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Manager’s or Subadvisor’s ability to monitor and timely adjust the metrics or update the data or features underlying the quantitative tools, including accounting for changes in the overall market environment, and identify and address omissions of relevant data or assumptions.

A quantitative tool may not perform as expected and a quantitative tool that has been formulated on the basis of past market data or trends may not be predictive of future price movements. A Portfolio may also be adversely affected by the Manager’s or Subadvisor’s ability to make accurate qualitative judgments regarding the quantitative tool’s output or operational complications relating to a quantitative tool.

Quantitative Models

Any quantitative models used by the Manager or a Subadvisor may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance.

Real Estate Investment Trusts ("REITs")

A Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT will not incur any entity level taxation on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code, including a requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A Portfolio will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Portfolio invests in REITs, the Portfolio is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for special tax treatment under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

57

Although a Portfolio is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

Regulatory Matters

The Portfolios, as well as the issuers of the securities and other instruments in which the Portfolios may invest, are subject to considerable regulation and the risks associated with adverse changes in law and regulation governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact a Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of the regulations remains unclear and may adversely affect, among other things, the availability, value or performance of derivatives.

As described herein, a Portfolio may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Portfolio’s potential economic exposure under the transaction. The Portfolios will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Portfolios for investment purposes. If a large portion of a Portfolio's assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), a Portfolio is permitted to segregate cash and/or liquid securities in an amount equal to the Portfolio’s daily marked-to-market net obligations (i.e., the daily net liability) under the derivative, if any, rather than the derivative’s full notional value or the market value of the instrument underlying the derivative, as applicable. By segregating cash and/or liquid securities equal to only its net obligations under cash-settled derivatives, the Portfolios will have the ability to employ a form of leverage through the use of certain derivative transactions to a greater extent than if the Portfolios were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable. Future regulatory developments regarding cover requirements likely will impact a Portfolio's ability to engage in derivatives transactions.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Portfolios may write. Option positions of all investment companies advised by the Manager or Subadvisor are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

Repurchase Agreements

A Portfolio may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for a Portfolio to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Portfolio) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Portfolio. The Portfolio attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price upon repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

58

The Board has delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Portfolio's use of repurchase agreements, which includes: (i) the identification of sellers whom they believe to be creditworthy; (ii) the authority to enter into repurchase agreements with such sellers; and (iii) the responsibility to determine, at the time the repurchase agreement is entered into, that the collateral, other than cash or government securities are issued by an issuer that has an “exceptionally strong capacity” to meet its financial obligations on the securities collateralizing the repurchase agreement, and are sufficiently liquid that they can be sold by a Portfolio at approximately their carrying value in the ordinary course of business within seven calendar days. As with any unsecured debt instrument purchased for the Portfolios, the Manager or Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Portfolio to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

See "Temporary Defensive Positions; Cash Equivalents" for more information.

Restricted Securities – Rule 144A Securities and Section 4(a)(2) Commercial Paper

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A under or Section 4(a)(2) of the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Portfolio. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., a Portfolio) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Each Portfolio may invest in Rule 144A securities and in Section 4(a)(2) commercial paper, as defined below. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the 1933 Act ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(a)(2) of the 1933 Act ("4(a)(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity.

Reverse Repurchase Agreements

A Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Portfolio, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolios' commitments to cover their obligations under the agreement.

The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

Short Sales

In accordance with the restrictions set forth in the Prospectus and this SAI, certain Portfolios may engage in any type of short sales, including short sales "against the box." To the extent permitted by its investment objective and policies, each Portfolio may enter into short sales "against the box," and such transactions will be limited to no more than 25% of a Portfolio's total assets. Certain of the Underlying Portfolios/Funds in which the Mainstay VP Asset Allocation Portfolios invest may be permitted to enter into short sales that are not "against the box."

In a short sale transaction, a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, a Portfolio borrows the security and delivers it to a buyer. To close out the short sale, the Portfolio purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time a Portfolio closes out a short sale

59

may be more or less than the price at which the Portfolio sold the security to enter into the short sale. Until the Portfolio replaces the security, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date when the Portfolio enters into the sale and the date when the Portfolio closes out the short position. The Portfolio will realize a gain if the security declines in price between those dates. Until a Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. There is no guarantee that a Portfolio will be able to close out a short position at any particular time or at an acceptable price. During the time that a Portfolio is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Portfolio is unable to borrow the same security from another lender. If that occurs, the Portfolio may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Unlike a long position in a security, theoretically there is no limit to the amount a Portfolio could lose in a short sale transaction.

MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, if a Portfolio is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

In a short sale "against the box," a Portfolio enters into a short sale of a security that the Portfolio owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to "lock in" appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which the Portfolio has open short sales were to become bankrupt, a Portfolio could experience losses or delays in recovering gains on short sales.

If a Portfolio effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described below under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

Swap Agreements

In accordance with its investment strategy and only with Board approval, a Portfolio may enter into interest rate, equity, credit default, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return or for other portfolio management purposes, subject to certain limitations. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Portfolio's investment holdings.

Each Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Portfolio's total assets. This limitation will only apply to OTC swap transactions and will not apply to swap

60

transactions that are centrally cleared. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover a Portfolio's current obligations (or are otherwise covered as permitted by applicable law), the Portfolio and the Manager or Subadvisor believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. The Manager or Subadvisor will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Portfolios.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Portfolio's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Portfolio's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because swaps are two party contracts and may have terms of greater than seven days, among other reasons, swap agreements may be classified as illiquid investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios' ability to use swap agreements. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain standardized swaps are currently subject to mandatory central clearing and exchange-trading. Central clearing is expected to decrease counterparty risk compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. However, central clearing and exchange-trading do not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Portfolio to support its obligations under a similar bilateral swap thus requiring a Portfolio to incur increased expenses to access the same types of swaps. Uncleared swaps are subject to minimum margin requirements that will be implemented on a phased-in basis. Certain other swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when a Portfolio takes a long position, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Portfolio may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Portfolio on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Portfolio on the notional amount. In other cases, when a Portfolio takes a short position, a counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular stock (or group of stocks) short, less the dividend expense that the Portfolio would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Portfolio may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, a

61

Portfolio's risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Portfolios' current obligations (or are otherwise covered as permitted by applicable law), the Portfolios and the Manager believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager or Subadvisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Portfolio may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Portfolio's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due.

Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Portfolios' general limitations on investing in swap agreements, certain Portfolios may invest in credit default swaps, including credit default swap index products (sometimes referred to as CDX index). Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value") of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Portfolio as referenced debt obligations. A Portfolio may be either the buyer or the seller in the transaction. When used for hedging purposes, a Portfolio would be the buyer of a credit default swap contract. In that case, a Portfolio would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, a Portfolio would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that the Manager or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to a Portfolio in the event of a default.

When a Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will maintain appropriate liquid assets.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A Portfolio may also invest in a CDX index, which is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. CDX index products potentially allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, with an increased level of diversification. Generally, the value of the CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers of debt instruments to which the CDX index provides exposure. An investor’s investment in a tranche of a CDX index provides customized exposure to certain segments of the CDX index’s potential loss distribution. The lowest or riskiest tranche, known as the equity tranche, has exposure to the first losses experienced by the basket. The mezzanine and senior tranches are higher in the capital structure but may also be exposed to losses in value. Investment in a CDX index is susceptible to liquidity risk, along with credit risk, counterparty risk and others risks associated with an investment in a credit default swaps, as discussed above. However, certain of these indices are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDX index transactions.

Swaptions. A Portfolio also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio may write (sell) and purchase put and call swaptions.

62

Whether a Portfolio's use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Manager or Subadvisor’s ability to predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios' ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Temporary Defensive Positions; Cash Equivalents

In times of unusual or adverse purchase or redemption activity, or market, economic or political conditions, for temporary defensive purposes, each Portfolio may invest outside the scope of its principal investment focus. Under these or other conditions, a Portfolio may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under these or other conditions, a Portfolio may, in the discretion of the Manager or a Subadvisor, invest without limit in cash, cash equivalents and/or other fixed-income securities. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks CDs, bankers' acceptances and time deposits) and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the MainStay VP MacKay International Equity Portfolio may hold foreign cash and cash equivalents.

Also, a portion of each Portfolio's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

To-Be-Announced Purchase Commitments

To-Be-Announced ("TBA") purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Portfolio agrees to accept any mortgage-backed security that meets specified terms. Thus, a Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. A Portfolio will set aside cash or other liquid assets in an amount equal to 100% of its commitment to purchase securities on a to be announced basis. These assets will be marked-to-market daily, and a Portfolio will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Portfolio's commitments. On delivery for such transactions, a Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow.

Recently finalized rules include certain mandatory margin requirements for the TBA market, which may require the Portfolios to post collateral in connection with their TBA transactions. The required margin could increase the cost to the Portfolios and impose additional complexity to enter into TBA transactions.

TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose a Portfolio to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to be announced basis increase interest rate risks to the Portfolio because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

Tracking Error Risk

MainStay VP IQ Hedge Multi-Strategy Portfolio’s performance may not equal or exceed that of the Underlying Index during any period of time. Although the Portfolio attempts to track the performance of its Underlying Index, it may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to the risk that the strategies used by its Subadvisor that are intended to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of fund expenses that the Underlying Index does not incur. For example, the Portfolio may not be able to invest in certain securities included in its Underlying Index due to restrictions or limitations imposed, by or a lack of liquidity in, certain countries and stock exchanges in which such securities trade, or may be delayed in purchasing or selling securities included in the Underlying Index. In addition, tracking error may be created by the use of underlying ETPs or derivative instruments to track Underlying Index Components. In addition, tracking error may occur because of differences in timing of the accrual or the valuation of dividends or interest or tax gains or losses.

63

U.S. Government Securities

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Portfolio.

Any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may impact the market value of U.S. government debt securities held by a Portfolio. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by a Portfolio, which could have a material negative impact on the Portfolio .

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

See "Temporary Defensive Positions; Cash Equivalents" for more information.

Warrants and Rights

To the extent that a Portfolio invests in equity securities, the Portfolio may purchase or otherwise receive warrants or rights. The holder of a warrant or right generally has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant or right. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. For example, warrants are speculative investments that pay no dividends and confer no rights other than a purchase option and the prices of warrants do not necessarily move in tandem with the prices of the underlying securities. If a warrant or right is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant or right. In addition, the terms of warrants or rights may limit the Portfolio’s ability to exercise the warrants or rights at such time, or in such quantities, as the Portfolio would otherwise wish.

When-Issued Securities

Each Portfolio may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Portfolios' intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated herein and in the relevant Prospectus. Although when-issued securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio.

The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Portfolio's commitments to purchase securities on a when-issued basis. The value of a Portfolio's "senior

64

securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

Zero-Coupon Bonds

The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Portfolio on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

MANAGEMENT OF THE PORTFOLIOS

Board of Trustees and Officers

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolios (“Independent Trustees”).

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Yie-Hsin Hung* 1962	Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	79	MainStay Funds Trust: Trustee since 2017 (35 funds); The MainStay Funds: Trustee since 2017 (12 funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

* This Trustee is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During Past Five Years."

65

Independent Trustees

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David H. Chow 1957	Trustee and Audit Committee Financial Expert since 2016	Founder and CEO, DanCourt Management, LLC (since 1999)	79

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (35 funds);
The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

Susan B. Kerley 1951	Chairman and Audit Committee Financial Expert since 2017 and Trustee since 2007*	President, Strategic Management Advisors LLC (since 1990)	79

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990** (35 funds);
The MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 1951	Trustee and Audit Committee Financial Expert since 2007*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay Funds Trust: Trustee since 2007** (35 funds);
The MainStay Funds: Trustee since 2006 (12 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Richard H. Nolan, Jr. 1946	Trustee since 2006*	Managing Director, ICC Capital Management (since 2004); President – Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79	MainStay Funds Trust: Trustee since 2007**(35 funds); The MainStay Funds: Trustee since 2007 (12 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold*** 1958	Trustee since 2016	Retired; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LCC (2001 to 2009)	79

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); (35 funds);
The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); (12 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015;
MSCI Inc: Director since 2017; and
Boston University: Trustee since 2014.

Richard S. Trutanic 1952	Trustee since 2007*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79	MainStay Funds Trust: Trustee since 2007**(35 funds); The MainStay Funds: Trustee since 1994 (12 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011

*  Includes service as a Director or Officer of the Fund's predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

**   Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

*** Mr. Perold holds notes issued by a control affiliate of FIAM, and thus, under the 1940 Act, Mr. Perold may be deemed to be an “interested person” with respect to MainStay VP Fidelity Institutional AM® Utilities Portfolio. However, Mr. Perold is not considered an “interested person” with respect to any other series of the Fund or with respect to the Fund as a whole.

66

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this SAI, that each person listed below is qualified to serve as a Trustee of the Portfolios in light of the Portfolios' business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Portfolios or to board members of other mutual funds generally.

Ms. Hung. Ms. Hung has been a Trustee since 2017. She is the Chief Executive Officer of New York Life Investment Management Holdings LLC and New York Life Investment Management LLC, New York Life’s global multi-boutique third party asset management business since May 2015. She has been a Senior Vice President of New York Life since 2010 and was appointed to New York Life's Executive Management Committee effective January 1, 2017. Ms. Hung joined the firm in 2010 with more than 25 years of industry experience, most recently from Bridgewater Associates and prior to that, Morgan Stanley Investment Management, where she was on the Management Committee and led a number of efforts including its strategic acquisition activities as well as its private equity and hedge fund businesses.

Mr. Chow. Mr. Chow has served as a Trustee since 2016 and as an Advisory Board Member of the MainStay Group of Funds from June 2015 to December 2015. Mr. Chow has served as the Chairman of the Risk and Compliance Committee since 2017. Mr. Chow serves as an Audit Committee Financial Expert for the MainStay Group of Funds. He is founder and CEO of DanCourt Management, LLC, a Registered Investment Advisor since 2012 and a strategy consultancy since 1999. Mr. Chow has over 30 years of experience in the investment management industry including 15 years as general partner of institutional private equity funds. He has served as independent Chairman of the VanEck Vectors ETF Trust since 2008 and as a trustee since 2006. Since 2009, he has been a trustee of Berea College, serves on the Executive Committee and is the Chairman of the Investment Committee. From 2008 to 2015, he served as a board member and Chairman of the Audit Committee of Forward Management, LLC, an investment management firm specializing in alternative strategies. Mr. Chow has served on the Governing Council of the IDC since 2012. He has been a CFA Charterholder since 1989, is a former President, and has served on the board, of the CFA Society of Stamford from 2009 to 2017.

Ms. Kerley. Ms. Kerley has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, including serving as the Chairman of the Board since 2017 and as the Chairman of the Contracts Committee of each registrant from 2013 until 2016. Ms. Kerley serves as an Audit Committee Financial Expert for the MainStay Group of Funds. She had previously served as Chairman of the Board of each registrant through 2012. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She was, until September 2014, a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Latshaw. Mr. Latshaw has served as a Trustee or Director of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Mr. Latshaw serves as an Audit Committee Financial Expert for the MainStay Group of Funds. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Mr. Nolan. Mr. Nolan has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has served as the Chairman of the Investment Committee since 2007. Mr. Nolan has more than 25 years of experience as a senior executive and investment manager of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute’s portfolio of investments.

Mr. Perold. Mr. Perold has served as a Trustee since 2016 and as an Advisory Board Member of the MainStay Group of Funds from June 2015 to December 2015. Mr. Perold has served as the Chairman of the Contracts Committee since January 2018. Mr. Perold spent the majority of his career at Fidelity Investments and Geode Capital Management, from 1986 until 2014. Mr. Perold was president of Fidelity Management and Research Co., the investment advisor for Fidelity’s family of mutual funds, a position he held from 2009 until his retirement from Fidelity in 2014. He was, until May of 2014, a member of the Board of Governors and the Executive Committee of the ICI. Mr. Perold has more than 25 years of experience as a senior executive and investment manager of equity and alternative investments for institutional and mutual fund portfolios, with roles in trading, research and portfolio management. Mr. Perold has served as a member of the Board of Directors of MSCI Inc. since 2017 and of the Allstate Corporation since December 2015. He has also served as a member of Boston University’s Investment Committee since 2008 and is a Trustee of the University.

Mr. Trutanic. Mr. Trutanic has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including serving as the Chairman of the Nominating and Governance Committee since 2017, and previously serving as the Chairman of the Alternative and Closed-End Funds Oversight Committee and as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused

67

primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 30 years of investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments.

Board Structure and Leadership

The Board oversees the business and affairs of the Portfolios as well as key service providers to the Portfolios, including the services provided to the Portfolios by the Manager and Subadvisors. The Board holds regularly scheduled in person meetings on a quarterly basis and other special in person and telephonic meetings on a quarterly and/or an as needed basis. There are seven Trustees, six of whom are considered not to be "interested persons" (as that term is defined in the 1940 Act) of the Portfolios, the Manager or the Subadvisors (“Independent Trustees”) in accordance with rules adopted by the SEC.

The Board has elected an Independent Trustee to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Trustees, Fund officers, and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Portfolios and their operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Portfolios' operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, Portfolio fees and expenses and financial reporting. The Trustees periodically review the effectiveness of the Committee structure and each Committee's responsibilities and membership.

The Trustees believe that the Board's leadership and committee structure is appropriate in light of the nature and size of the Portfolios because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Portfolios. In addition, the Committees support and promote the Independent Trustees in their oversight of the Portfolios' operations and their independent review of proposals made by the Manager.

Risk Oversight

While responsibility for day-to-day risk management relating to the Portfolios and their operations resides with the Manager, Subadvisors or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and special Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisors, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Portfolios. The Audit Committee also meets regularly with the Portfolios' independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. Senior management of the Manager and senior officers of the Portfolios regularly report to the Board and the Committees on a variety of risk areas relating to the Portfolios, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews and considers, on an ongoing basis, these reports as well as reports on the Portfolios' performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Portfolios' operations. In addition, the Board has engaged independent counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Portfolios' Chief Compliance Officer ("CCO"), who reports directly to the Board. The CCO has responsibility for, among other things, testing the compliance procedures of the Portfolios and their service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Portfolios' compliance program. In order to maintain a robust risk management and compliance program for the Portfolios, the Board and the Risk and Compliance Oversight Committee also regularly review and consider for approval, as necessary, the Portfolios' compliance policies and procedures and updates to these procedures, as well as review and consider for approval the compliance policies and procedures of certain of the Portfolios' service providers to the extent that those policies and procedures relate to the operations of the Portfolios. In addition to the meetings with various parties to oversee the risk management of the Portfolios, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board oversees the Portfolios' liquidity risk (defined by the SEC as the risk a Portfolio could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund) through, among other things, receiving periodic reporting and presentations by investment and other personnel of New York Life Investments and its affiliates. Additionally, as required by Rule 22e-4 under the 1940 Act, the Portfolios (other than the MainStay VP U.S. Government Money Market Portfolio) have implemented a written liquidity risk management program (the “Liquidity Program”) reasonably designed to assess and manage the Portfolios' liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of New York Life Investments as the Liquidity Program’s Administrator. The Board will review, no less frequently than annually, a written report prepared by the Liquidity Program's Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

68

The Board also benefits from other risk management resources and functions within the Manager's organization, such as the Manager's risk management personnel and the internal auditor of the Manager's parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with the Manager's risk management personnel, including the Manager's Chief Risk Officer ("CRO"). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager's enterprise. In addition, the Board benefits from the work of the Manager’s Risk Management Committee, which is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager's businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Portfolios' investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Officers (Who Are Not Trustees)*

NAME AND YEAR OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Kirk C. Lehneis 1974	President since 2017

Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, Mainstay Funds Trust and The MainStay Funds (since 2017); Senior Managing Director, Global Product Development (From 2015 to 2016); Managing Director, Product Development (From 2010 to 2015), New York Life Investment Management LLC

Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer since 2007

Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009), and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)

Kevin M. Bopp 1969	Vice President and Chief Compliance Officer since 2014

Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)

J. Kevin Gao 1967	Secretary and Chief Legal Officer since 2010

Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) MainStay Funds Trust and The MainStay Funds (since 2010)

Scott T. Harrington 1959	Vice President — Administration since 2005

Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds (since 2005)

*  The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Trust Company, NYLIM Service Company LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board.

**  Includes service as an Officer of the Fund's predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

Trustees

The Board oversees the Portfolios, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Risk and Compliance Oversight Committee. The Portfolios also have established a Valuation Committee and Valuation Subcommittee, which may include members who are not Trustees.

Audit Committee. The primary purposes of the Audit Committee are to oversee the Portfolios' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), David H. Chow and Susan B. Kerley. The Audit Committee held 6 meetings during the fiscal year ended December 31, 2018.

Contracts Committee. The primary purposes of the Contracts Committee are to assist the Board in overseeing contracts to which the Portfolios are, or are proposed to be, parties and to ensure that the interests of the Portfolios and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Portfolios. The members of the Contracts Committee include Jacques P. Perold (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr. and Richard S. Trutanic. The Contracts Committee held 5 meetings during the fiscal year ended December 31, 2018.

69

Investment Committee. The primary purposes of the Investment Committee are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Portfolios and to consider any investment-related proposals that the Manager may make from time to time. The members of the Investment Committee include Richard H. Nolan, Jr. (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Jacques P. Perold and Richard S. Trutanic. The Investment Committee held 5 meetings during the fiscal year ended December 31, 2018.

Nominating and Governance Committee. The primary purposes of the Nominating and Governance Committee are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Portfolios and overseeing the management of the Portfolios; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Trustees; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include Richard S. Trutanic (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr. and Jacques P. Perold. The Nominating and Governance Committee held 4 meetings during the fiscal year ended December 31, 2018.

The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (the "Candidate Policy"), which are formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source that it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Portfolios' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Portfolios must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares for which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Portfolio shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Portfolios' proxy statement, if so designated by the Nominating and Governance Committee and the Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Risk and Compliance Oversight Committee. The primary purpose of the Risk and Compliance Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Portfolios. The Risk and Compliance Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Portfolios, the Manager and Subadvisors, and other service providers to the Portfolios. The Risk and Compliance Oversight Committee also oversees the implementation of the Portfolios' proxy voting policies and procedures. The Risk and Compliance Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board, and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Risk and Compliance Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Portfolios' Manager, Subadvisors and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Portfolios that are required to be reasonably designed to ensure compliance by the Portfolios and their primary service providers with applicable federal securities laws. The Portfolios' CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor, and control risks to which the Portfolios are or may be exposed. The CRO shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Risk and Compliance Oversight Committee include: David H. Chow (Chairman), Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Risk and Compliance Oversight Committee held 8 meetings during the fiscal year ended December 31, 2018.

Valuation Committee. The primary purposes of the Valuation Committee are to oversee the implementation of the Portfolios' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Christopher Feind (Chairman), Jack R. Benintende, Kevin M. Bopp (non-voting member), David H. Chow, J. Kevin Gao, Dale A. Hanley, Ping Jiang, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Valuation Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Valuation Committee held 4 meetings during the fiscal year ended December 31, 2018.

Valuation Subcommittee. The primary purposes of the Valuation Subcommittee, which meets on an as needed basis, are to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Portfolios'

70

valuation procedures. Meetings may be held in person, by telephone conference call or via-emails. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Jack R. Benintende, Kevin M. Bopp (non-voting member), Christopher Feind, J. Kevin Gao, Thomas J. Girard, Dale A. Hanley, Amaury Rzad and Ping Jiang. The Valuation Subcommittee held 139 meetings during the fiscal year ended December 31, 2018.

Ownership of Securities

As of December 31, 2018, the dollar range of equity securities owned by each Trustee in the Portfolios (including beneficially) and in any registered investment company overseen by the Trustees within the same family of investment companies as the Fund was as follows:

Interested Trustee

INTERESTED TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Yie-Hsin Hung	None	Over $100,000

Independent Trustees

INDEPENDENT TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
David H. Chow	None	Over $100,000
Susan B. Kerley	None	Over $100,000
Alan R. Latshaw	None	Over $100,000
Richard H. Nolan, Jr.	None	Over $100,000
Jacques P. Perold	None	Over $100,000
Richard S. Trutanic	None	Over $100,000

As of December 31, 2018, each Independent Trustee and his or her immediate family members did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the MainStay Group of Funds or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with, an investment adviser or principal underwriter of the MainStay Group of Funds.

Compensation

The following table reflects the compensation received by certain Trustees for the fiscal year ended December 31, 2018, from the Fund and the Fund Complex. The Fund Complex consists of the Fund, as well as MainStay Funds Trust, The MainStay Funds and MainStay MacKay DefinedTerm Municipal Opportunities Fund, which are registrants not discussed in this SAI. The Independent Trustees receive from the Fund Complex, either directly or indirectly, an annual retainer; a fee for each regularly scheduled Board meeting and associated Committee meetings attended; and fees for attending other in-person Board meetings, attending a regular in-person meeting telephonically, and attending an in-person Board meeting that is not regularly scheduled telephonically. The Chairman of the Board is paid an additional annual fee. Trustees also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. Each Portfolio/fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

TRUSTEE	AGGREGATE COMPENSATION FROM THE FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE FUND AND THE FUND COMPLEX PAID TO TRUSTEE[1]
David H. Chow	$98,150	NONE	$300,000
Susan B. Kerley	117,804	NONE	360,000
Alan R. Latshaw	98,150	NONE	300,000
Richard H. Nolan, Jr.	98,150	NONE	300,000
Jacques P. Perold	98,150	NONE	300,000
Richard S. Trutanic	98,150	NONE	300,000

1 Includes compensation paid by The MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund.

As of April 1, 2019, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of any class of shares of each of the Portfolios of the Fund.

71

Codes of Ethics

The Fund, the Manager, the Distributor, and each Subadvisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER, THE SUBADVISORS, AND THE DISTRIBUTOR

Management Agreement

Pursuant to the Amended and Restated Management Agreement with MainStay VP Funds Trust, dated May 1, 2015, as amended ("Management Agreement"), New York Life Investments, subject to the oversight of the Board, and in conformity with the stated policies of each Portfolio, administers each Portfolio's business affairs and has investment advisory responsibilities with respect to the Portfolios' portfolio securities. New York Life Investments is an indirect wholly-owned subsidiary of New York Life Insurance Company. New York Life Investments is registered as an investment adviser with the SEC and has provided investment management services since 2000.

Prior to May 1, 2008, each Portfolio, then in existence, other than the MainStay VP Balanced, MainStay VP Conservative Allocation, MainStay VP Floating Rate, MainStay VP Growth Allocation, MainStay VP MacKay Mid Cap Core, MainStay VP Moderate Allocation and MainStay VP Moderate Growth Allocation Portfolios, received advisory services pursuant to Investment Advisory Agreements and administrative services under a separate Administrative Agreement. Effective May 1, 2008, the fees that were charged by New York Life Investments to these Portfolios under the prior Administrative and Advisory Agreements are now combined into one fee under the Management Agreement. In addition to approving the combination of these services into one Management Agreement, the shareholders of the following Portfolios also approved an increase in the amount of compensation paid to New York Life Investments for advisory and administrative services combined:

MainStay VP Bond, MainStay VP MacKay Common Stock, MainStay VP MacKay Convertible, MainStay VP MacKay Growth, MainStay VP MacKay High Yield Corporate Bond, MainStay VP Income Builder, MainStay VP MacKay International Equity and MainStay VP Large Cap Growth Portfolios.

The current management fees for each Portfolio are disclosed in the Prospectus.

A Portfolio's Management Agreement remains in effect for two years following its initial effective date and continues in effect thereafter for one-year periods only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees.

The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the Fund to serve in the capacities in which they have been elected or appointed.

The Management Agreement provides that the Manager shall not be liable to a Portfolio for any error of judgment by the Manager or for any loss sustained by a Portfolio except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

In connection with its administration of the business affairs of each Portfolio, and except as indicated in the Prospectus or elsewhere in this SAI, the Manager bears the following expenses:

• the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;

• the CCO’s compensation (a portion of which is reimbursed by the Portfolios);

• the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreement or otherwise; and

• all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund, as the case may be.

With respect to certain Portfolios, the Manager has entered into written expense limitation agreements as discussed in the Prospectus.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the “Order”) from the SEC permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreements with unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” of New York Life Investments (meaning New York Life Investments owns 95% or more of the outstanding voting securities), or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). For its services, each Portfolio , except the VP Asset Allocation Portfolios, pays the Manager a monthly fee, which is based on each Portfolio's average net assets. The fees paid to each Subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Portfolio.

72

This authority is subject to certain conditions, which include: (i) the Fund will make certain disclosures in the prospectus regarding the existence, substance and effect of the Order; (ii) the Manager will provide general management services to each applicable Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets, and subject to review and approval of the Board, will (a) set the Portfolio’s overall investment strategies; (b) evaluate, select, and recommend subadvisors to manage all or a portion of the Portfolio’s assets; (c) allocate and, when appropriate, reallocate the Portfolio’s assets among subadvisors; (d) monitor and evaluate the subadvisor’s performance; and (e) implement procedures reasonably designed to ensure that subadvisors comply with the Portfolio’s investment objective, policies and restrictions; (iii) the Fund will provide an information statement to shareholders of a Portfolio containing details about the subadvisor, the subadvisory agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new subadvisor; (iv) the Manager will provide the Board, no less frequently than quarterly, with information about the profitability of the Manager on a per subadvised Portfolio basis; (v) before a Portfolio may rely on the Order, the operation of that Portfolio pursuant to the Order must be approved by a majority of the Portfolio’s outstanding voting securities; (vi) whenever a subadvisor change is proposed for a subadvised Portfolio with an affiliated subadvisor or a Wholly-Owned Subadvisor, the Board, including a majority of the Independent Trustees, will make a separate finding that the change is in the best interests of the subadvised Portfolio and its shareholders and does not involve a conflict of interest from which the Manager or the affiliated subadvisor or Wholly-Owned Subadvisor derives an inappropriate advantage; (vii) no Trustee or Officer of the Portfolio would be permitted to own any interest in a subadvisor, subject to certain exceptions; and (viii) at all times, at majority of the Board will not be “interested persons” of the Fund as a whole within the meaning of the 1940 Act and the nomination of new or additional Trustees that are not “interested persons” will be at the discretion of the then existing Trustees that are not “interested persons.”

For more information regarding the Order, including whether a Portfolio may not use some or all of the relief granted by the Order without obtaining shareholder approval, see the Prospectuses under the heading "The Fund and its Management."

Expenses Borne by the Fund

Except for the expenses to be paid by the Manager as described in the Prospectuses and elsewhere in this SAI, the Fund, on behalf of each Portfolio, is responsible under the Management Agreement for the payment of expenses related to each Portfolio's operations, including: (1) the fees payable to the Manager or the expenses otherwise incurred by a Portfolio in connection with the management of the investment of the assets of a Portfolio; (2) the fees and expenses of the Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the Fund's custodian and transfer agent; (4) the charges and expenses of the Fund's legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the Fund, on behalf of a Portfolio, in connection with its securities transactions; (6) the fees of any trade association of which a Portfolio or the Fund is a member; (7) the cost of share certificates representing shares of a Portfolio; (8) reimbursement of a portion of the organization expenses of a Portfolio and the fees and expenses involved in registering and maintaining the registrations of the Fund and of its shares with the SEC and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and Prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing Prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Portfolio's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Portfolio to federal, state or other governmental agencies; (13) costs associated with the pricing of the Portfolios' shares; and (14) the cost of fidelity bond and D&O insurance.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolios. The Portfolios will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolios.

In addition, each Portfolio reimburses the Manager for a portion of the CCO’s compensation.

Subadvisory Agreements

As noted above, the Manager has delegated day-to-day advisory responsibilities for certain Portfolios to the Subadvisors. Pursuant to the respective Subadvisory Agreements between the Manager and the Subadvisors, and subject to the oversight of the Board and supervision by the Manager in conformity with the stated investment objective or objectives, policies and restrictions of each such Portfolio, Subadvisors provide continuous supervision of the investment program for the Portfolios and determine the composition of the assets of the Portfolios, including determination of the purchase, retention or sale of the securities, cash and other investments contained in each Portfolio. The Subadvisors perform other portfolio management duties pursuant to the applicable Subadvisory Agreements.

As compensation for services, the Manager, not the Portfolios, pays each Portfolio's Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of each Portfolio's average daily net assets (or the average daily net assets allocated to a particular underlying strategy, if applicable) during the preceding month at the annual rates set forth in the chart below.

PORTFOLIO NAME	ANNUAL RATE
MainStay VP Balanced Portfolio	0.350% on assets up to $1 billion; 0.325% on assets from $1 billion to $2 billion; and 0.300% on assets over $2 billion

73

PORTFOLIO NAME	ANNUAL RATE
MainStay VP Bond Portfolio	0.250% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; 0.225% on assets from $1 billion to $3 billion; and 0.220% on assets over $3 billion
MainStay VP Cushing Renaissance Advantage Portfolio	0.550% on assets up to $500 million; and 0.525% on assets over $500 million
MainStay VP Eagle Small Cap Growth Portfolio	0.450% on assets up to $100 million; and 0.400% on assets over $100 million
MainStay VP Emerging Markets Equity Portfolio	0.500% on assets up to $1 billion; and 0.4875% on assets over $1 billion
MainStay VP Epoch U.S. Equity Yield Portfolio	0.350% on assets up to $500 million; 0.340% on assets from $500 million to $1 billion; 0.330% on assets from $1 billion to $2 billion; and 0.325% on assets over $2 billion
MainStay VP Fidelity Institutional AM® Utilities Portfolio[1]	0.270% on assets up to $500 million; 0.240% on assets from $500 million to $1 billion; and 0.210% on assets over $1 billion
MainStay VP Floating Rate Portfolio	0.300% on assets up to $1 billion; 0.2875% on assets from $1 billion to $3 billion; and 0.2825% on assets over $3 billion
MainStay VP Income Builder Portfolio

For MacKay Shields: 0.285% on allocated assets up to $1 billion; and 0.275% on allocated assets over $1 billion.
For Epoch: 50% of the effective gross management fee based on the assets allocated to Epoch.

MainStay VP Indexed Bond Portfolio	0.125% on assets up to $1 billion; and 0.100% on assets over $1 billion
MainStay VP IQ Hedge Multi-Strategy Portfolio	0.375%
MainStay VP Janus Henderson Balanced Portfolio	0.270% on assets up to $250 million; and 0.250% on assets over $250 million
MainStay VP Large Cap Growth Portfolio

0.400% on assets up to $100 million;
0.350% on assets from $100 million to $350 million;
0.300% on assets from $350 million to $600 million;
0.250% on assets from $600 million to $1 billion;
0.200% on assets from $1 billion to $2.5 billion;
0.240% on assets from $2.5 billion to $5 billion; and
0.250% on assets over $5 billion
Based on the average daily net assets of all Winslow-serviced assets in all investment companies managed by the Manager, including the MainStay Large Cap Growth Fund, a series of The MainStay Funds.

To the extent the management fee has a breakpoint or contractual waiver above $11 billion, Winslow shall bear a portion of the reduction of the management fee or waive its fee in proportion to the percentage of the total subadvisory fees that Winslow earns.

MainStay VP MacKay Common Stock Portfolio	0.275% on assets up to $500 million; 0.2625% on assets from $500 million to $1 billion; and 0.250% on assets over $1 billion
MainStay VP MacKay Convertible Portfolio	0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; 0.250% on assets from $1 billion to $2 billion; and 0.245% on assets over $2 billion
MainStay VP MacKay Government Portfolio	0.250% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; and 0.225% on assets over $1 billion
MainStay VP MacKay Growth Portfolio	0.350% on assets up to $500 million; 0.325% on assets from $500 million to $1 billion; 0.3125% on assets from $1 billion to $2 billion; and 0.300% on assets over $2 billion
MainStay VP MacKay High Yield Corporate Bond Portfolio	0.285% on assets up to $1 billion; 0.275% on assets from $1 billion to $5 billion; and 0.2625% on assets over $5 billion
MainStay VP MacKay International Equity Portfolio	0.445% on assets up to $500 million; and 0.425% on assets over $500 million
MainStay VP MacKay Mid Cap Core Portfolio	0.425% on assets up to $1 billion; 0.400% on assets from $1 billion to $2 billion; and 0.3875% on assets over $2 billion
MainStay VP MacKay S&P 500 Index Portfolio	0.080% on assets up to $2.5 billion; and 0.075% on assets over $2.5 billion

74

PORTFOLIO NAME	ANNUAL RATE
MainStay VP MacKay Small Cap Core Portfolio	0.400% on assets up to $1 billion; 0.3875% on assets from $1 billion to $2 billion; and 0.375% on assets over $2 billion
MainStay VP MacKay Unconstrained Bond Portfolio	0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; 0.250% on assets from $1 billion to $5 billion; and 0.2375% on assets over $5 billion
MainStay VP Mellon Natural Resources Portfolio[2]	0.400% on assets up to $150 million; 0.350% on assets from $150 million to $300 million; and 0.300% on assets over $300 million
MainStay VP PIMCO Real Return Portfolio	0.250%
MainStay VP T. Rowe Price Equity Income Portfolio

0.475% on assets up to $50 million;
0.425% on assets over $50 million;
When assets exceed $100 million: 0.375% on all assets;
When assets exceed $200 million: 0.325% on all assets;
When assets exceed $500 million: 0.30% on assets up to $500 million; and 0.275% on assets over $500 million;
When assets exceed $1 billion: 0.275% on all assets

When assets exceed $1.5 billion: 0.25% on all assets

MainStay VP U.S. Government Money Market Portfolio	0.20% on assets up to $500 million; 0.175% on assets from $500 million to $1 billion; and 0.15% on assets over $1 billion

1. Effective November 30, 2018, the MainStay VP MFS® Utilities Portfolio changed its name to the MainStay VP Fidelity Institutional AM® Utilities Portfolio.

2. Effective November 30, 2018, the MainStay VP VanEck Global Hard Assets Portfolio changed its name to the MainStay VP Mellon Natural Resources Portfolio.

To the extent New York Life Investments has agreed to waive or reimburse expenses, certain affiliated Subadvisors, with respect to certain Portfolios, have voluntarily agreed to waive or reimburse their fees proportionately.

The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Portfolio for any error of judgment by a Subadvisor or for any loss sustained by a Portfolio except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon 60 days' or less written notice.

In addition to maintaining the subadvisory relationship between Epoch and New York Life Investments for the MainStay Epoch Funds and certain other MainStay Funds advised by New York Life Investments, Epoch and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things: (i) Epoch agrees not to provide subadvisory services to certain competing funds; (ii) New York Life Investments has a right of first refusal to offer certain new Epoch products; and (iii) Epoch and New York Life Investments enter into a distribution relationship with respect to certain separately managed account and unified managed account products.

75

For the years ended December 31, 2018, December 31, 2017 and December 31, 2016, the amount of management fees paid by the Portfolios (except for the MainStay VP Asset Allocation Portfolios, which pay no management fees) to the Manager and its affiliates, the amount of any Management fees waived and/or reimbursed by New York Life Investments, and the amount of Subadvisory fees paid by the Manager and its affiliates to the Subadvisors is indicated in the following tables.

	YEAR ENDED 12/31/2018
PORTFOLIO	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MainStay VP Balanced Portfolio	$2,930,646	$ 0	MacKay Shields – $957,017	$ 0
			NYL Investors – 448,775	0
MainStay VP Bond Portfolio	3,594,852	0	1,797,551	0
MainStay VP Cushing Renaissance Advantage Portfolio	1,920,342	0	960,204	0
MainStay VP Eagle Small Cap Growth Portfolio	3,280,220	0	1,669,862	0
MainStay VP Emerging Markets Equity Portfolio	6,191,269	0	Candriam Belgium –1,626,379	0
			MacKay Shields – 1,469,255	0
MainStay VP Epoch U.S. Equity Yield Portfolio	8,218,543	384,844	3,916,853	192,422
MainStay VP Fidelity Institutional AM® Utilities Portfolio[1]	9,079,525		FIAM –258,981	0
			MFS –4,005,451	0
MainStay VP Floating Rate Portfolio	4,857,254		2,428,629	0
MainStay VP Income Builder Portfolio	3,399,414		Epoch –755,144	0
			MacKay Shields – 944,563	0
MainStay VP Indexed Bond Portfolio	627,666		313,833	0
MainStay VP IQ Hedge Multi-Strategy Portfolio[2]	7,366,237	1,224,294	IndexIQ –91,082	27,720
			Candriam France – 918,912	0
			Cushing – 218,357	0
			MacKay Shields – 867,467	0
MainStay VP Janus Henderson Balanced Portfolio	6,409,522	13,166	2,976,837	0
MainStay VP Large Cap Growth Portfolio	6,980,889	26,450	2,899,426	57,273
MainStay VP MacKay Common Stock Portfolio	4,317,351		2,158,458	0
MainStay VP MacKay Convertible Portfolio	4,764,174		2,382,086	0
MainStay VP MacKay Government Portfolio	1,000,113		500,056	0
MainStay VP MacKay Growth Portfolio	4,132,673		2,066,348	0
MainStay VP MacKay High Yield Corporate Bond Portfolio	16,510,164		8,255,082	0
MainStay VP MacKay International Equity Portfolio	4,312,591		2,156,296	0
MainStay VP MacKay Mid Cap Core Portfolio	8,164,805	179,864	3,992,471	89,932
MainStay VP MacKay S&P 500 Index Portfolio	3,293,808	528,531	1,382,639	264,265
MainStay VP MacKay Small Cap Core Portfolio	2,810,358		1,405,179	0
MainStay VP MacKay Unconstrained Bond Portfolio	6,805,148		3,402,574	0
MainStay VP Mellon Natural Resources Portfolio[3]	2,897,646		Mellon –82,496	0
			Van Eck –1,466,442	0
MainStay VP PIMCO Real Return Portfolio	1,637,136		818,568	0
MainStay VP T. Rowe Price Equity Income Portfolio	5,649,001		2,384,664	0
MainStay VP U.S. Government Money Market Portfolio	1,867,731		933,866	0

1 Effective November 30, 2018, the MainStay VP MFS® Utilities Portfolio changed its name to MainStay VP Fidelity Institutional AM® Utilities Portfolio. Massachusetts Financial Services Company acted as subadvisor to this Portfolio prior to that date.

2 Effective November 30, 2018, the MainStay VP IQ Hedge Multi-Strategy Portfolio assumed the prior accounting history of the MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, the information provided prior to that date is that of the MainStay VP Absolute Return Multi-Strategy Portfolio.

3 Effective November 30, 2018, the MainStay VP VanEck Global Hard Assets Portfolio changed its name to MainStay VP Mellon Natural Resources Portfolio. Van Eck Associates Corporation acted as subadvisor to this Portfolio prior to that date.

76

	YEAR ENDED 12/31/2017
PORTFOLIO	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MainStay VP Balanced Portfolio	$3,002,836	$ 0	MacKay Shields – $866,021	0
			NYL Investors – 564,484	0
MainStay VP Bond Portfolio	4,136,113	0	2,068,057	0
MainStay VP Cushing Renaissance Advantage Portfolio	2,069,342	0	1,034,671	0
MainStay VP Eagle Small Cap Growth Portfolio	3,047,843	0	1,555,107	0
MainStay VP Emerging Markets Equity Portfolio	6,071,283	0	Candriam Belgium – 1,571,891	0
			MacKay Shields – 1,463,751	0
MainStay VP Epoch U.S. Equity Yield Portfolio[1]	8,938,535	106,018	4,371,357	$53,009
MainStay VP Fidelity Institutional AM® Utilities Portfolio[2]	9,524,681	0	4,532,888	0
MainStay VP Floating Rate Portfolio	5,371,794	0	2,685,897	0
MainStay VP Income Builder Portfolio	3,439,129	0	Epoch –759,734	0
			MacKay Shields – 959,829	0
MainStay VP Indexed Bond Portfolio[3]	184,684	0	92,342	0
MainStay VP IQ Hedge Multi-Strategy Portfolio [4]	7,966,957	859,460	Candriam France –1,529,165	33
			Cushing – 222,373	4
			MacKay Shields – 898,659	13
MainStay VP Janus Henderson Balanced Portfolio	5,934,937	19,770	2,747,698	0
MainStay VP Large Cap Growth Portfolio	6,919,224	28,591	2,877,720	56,495
MainStay VP MacKay Common Stock Portfolio	4,504,303	0	2,252,151	0
MainStay VP MacKay Convertible Portfolio	4,363,411	0	2,181,706	0
MainStay VP MacKay Government Portfolio	1,138,311	0	569,155	0
MainStay VP MacKay Growth Portfolio	3,453,050	0	1,726,525	0
MainStay VP MacKay High Yield Corporate Bond Portfolio	17,042,720	0	8,521,360	0
MainStay VP MacKay International Equity Portfolio	4,171,292	0	2,085,646	0
MainStay VP MacKay Mid Cap Core Portfolio	8,047,832	143,071	4,023,916	71,536
MainStay VP MacKay S&P 500 Index Portfolio	3,696,157	124,078	1,848,078	62,039
MainStay VP MacKay Small Cap Core Portfolio	2,906,371	0	1,453,186	0
MainStay VP MacKay Unconstrained Bond Portfolio	6,282,722	0	3,141,361	0
MainStay VP Mellon Natural Resources Portfolio[5]	3,386,815	0	1,820,070	0
MainStay VP PIMCO Real Return Portfolio	1,635,978	0	817,989	0
MainStay VP T. Rowe Price Equity Income Portfolio	5,993,058	0	2,553,162	0
MainStay VP U.S. Government Money Market Portfolio	2,353,674	0	1,176,837	0

1 Effective March 13, 2017, the MainStay VP ICAP Select Equity Portfolio changed its name to MainStay VP Epoch U.S. Equity Yield Portfolio. Institutional Capital LLC acted as subadvisor to this Portfolio prior to that date.

2 Effective November 30, 2018, the MainStay VP MFS® Utilities Portfolio changed its name to MainStay VP Fidelity Institutional AM® Utilities Portfolio.

3 For the period May 1, 2017 (commencement of operations) through year ended December 31, 2017.

4 Effective November 30, 2018, the MainStay VP IQ Hedge Multi-Strategy Portfolio assumed the prior accounting history of the MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, the information provided prior to that date is that of the MainStay VP Absolute Return Multi-Strategy Portfolio.

5 Effective November 30, 2018, the MainStay VP VanEck Global Hard Assets Portfolio changed its name to MainStay VP Mellon Natural Resources Portfolio.

77

	YEAR ENDED 12/31/2016
PORTFOLIO	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MainStay VP Balanced Portfolio	$2,674,781	0	Cornerstone Holdings – $776,594	0
			NYL Investors – 492,100	0
MainStay VP Bond Portfolio	4,732,777	0	2,366,388	0
MainStay VP Cushing Renaissance Advantage Portfolio	824,371	0	412,186	0
MainStay VP Eagle Small Cap Growth Portfolio	2,871,481	0	1,468,016	0
MainStay VP Emerging Markets Equity Portfolio	4,339,033	0	Candriam Belgium – 1,118,138	0
			Cornerstone Holdings - 1,051,378
MainStay VP Epoch U.S. Equity Yield Portfolio	8,813,949	0	4,406,974	0
MainStay VP Fidelity Institutional AM® Utilities Portfolio	9,005,708	0	4,291,936	0
MainStay VP Floating Rate Portfolio	4,769,945	0	2,385,693	0
MainStay VP Income Builder Portfolio	3,073,682	0	Epoch – 677,043	0
			MacKay – 859,798	0
MainStay VP IQ Hedge Multi-Strategy Portfolio[1]	6,815,411	$970,674	Candriam France –1,286,751	$66,602
			Cornerstone Holdings – 579,506	30,154
			Cushing – 150,035	7,413
			MacKay Shields – 203,735	8,982
MainStay VP Janus Henderson Balanced Portfolio	5,563,533	4,045	2,578,879	0
MainStay VP Large Cap Growth Portfolio	6,391,219	21,689	2,689,061	44,510
MainStay VP MacKay Common Stock Portfolio	3,987,111	0	1,993,556	0
MainStay VP MacKay Convertible Portfolio	3,539,643	0	1,769,822	0
MainStay VP MacKay Government Portfolio	1,354,143	0	677,072	0
MainStay VP MacKay Growth Portfolio	2,800,378	0	1,400,189	0
MainStay VP MacKay High Yield Corporate Bond Portfolio	15,854,605	0	7,927,303	0
MainStay VP MacKay International Equity Portfolio	4,289,133	0	2,144,567	0
MainStay VP MacKay Mid Cap Core Portfolio	8,100,229	267,513	4,050,114	133,757
MainStay VP MacKay S&P 500 Index Portfolio	3,454,107	0	1,727,053	0
MainStay VP MacKay Small Cap Core Portfolio[2]	1,071,603	0	535,802	0
MainStay VP MacKay Unconstrained Bond Portfolio	5,353,694	0	2,676,847	0
MainStay VP Mellon Natural Resources Portfolio	3,559,411	0	1,912,186	0
MainStay VP PIMCO Real Return Portfolio	1,588,359	0	794,180	0
MainStay VP T. Rowe Price Equity Income Portfolio	5,640,156	0	2,407,133	0
MainStay VP U.S. Government Money Market Portfolio[3]	2,833,943	591,394	1,416,993	0

1 Effective November 30, 2018, the MainStay VP IQ Hedge Multi-Strategy Portfolio assumed the prior accounting history of the MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, the information provided prior to that date is that of the MainStay VP Absolute Return Multi-Strategy Portfolio. Effective January 15, 2016, the MainStay VP Marketfield Portfolio changed its name to MainStay VP Absolute Return Multi-Strategy Portfolio. Marketfield Asset Management LLC acted as subadvisor to this Portfolio prior to that date.

2 For the period May 1, 2016 (commencement of operations) through year ended December 31, 2016.

3 Effective August 26, 2016, the MainStay VP Cash Management Portfolio changed its name to MainStay VP U.S. Government Money Market Portfolio.

Administrative Services

In addition to the administrative services described in the Prospectus, pursuant to the Management Agreement the Manager monitors the Portfolios’ investment performance, compliance and risk management environment and otherwise supports the Fund’s governance structure and functions as well as general Portfolio operations.

The Manager has authorized any of its Directors, officers and employees who have been elected or appointed as Trustees or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with its administration of the business affairs of the Portfolios, and except as indicated in the Prospectus, the Manager bears the following expenses:

1. the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or the Subadvisors; and

2. all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund.

Under a separate agreement, New York Life has granted the Portfolios the right to use the "New York Life" name and service marks and has reserved the right to withdraw its consent to the use of such name and marks by the Fund at any time, and to grant the use of such name and marks to other users.

78

Pursuant to an agreement with New York Life Investments, State Street, One Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily NAVs of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. State Street has sub-custodial arrangements for holding such Portfolios' foreign assets. For providing these services, State Street is compensated by New York Life Investments.

The Distributor

NYLIFE Distributors LLC, an affiliate of New York Life Investments is a limited liability company organized under the laws of Delaware with a principal place of business located at 30 Hudson Street, Jersey City, New Jersey 07302, serves as the distributor (the "Distributor") of the Fund for the Service Class shares and Service 2 Class shares of the Portfolios pursuant to a Distribution and Service Agreement, dated April 29, 2011, as amended. The Distributor is not obligated to sell any specific amount of the Service Class shares or Service 2 Class shares, and receives no compensation from the Fund or the Portfolios under the Distribution and Service Agreement.

The Distribution and Service Agreement is subject to annual approval by the Board. The Distribution and Service Agreement is terminable with respect to a Portfolio at any time, without payment of a penalty, by vote of a majority of the Independent Trustees upon 30 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Portfolio, upon 30 days' written notice to the Distributor, or by the Distributor, upon 30 days' written notice to the Fund. The Distribution and Service Agreement will terminate in the event of its assignment.

The shares of each Portfolio are offered continuously, although each Portfolio reserves the right to suspend or terminate such offering at any time. The Distribution and Service Agreement for the Service Class shares and Service 2 Class shares of the Portfolios was initially approved by the Board, including a majority of the Independent Trustees, at an in-person meeting held on April 5, 2011, as amended.

Distribution and Service Plan

For each of the Portfolios offering Service Class and Service 2 Class shares, the Fund has adopted a Distribution and Service Plan for the Service Class and Service 2 Class shares pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Portfolio's Service Class and Service 2 Class shares pay a monthly distribution and service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to the Portfolio's Service Class and Service 2 Class shares as compensation for distribution activities and shareholder services with respect to Service Class and Service 2 Class shares. The distribution and service fee may be retained by the Distributor or used by the Distributor to pay third parties, including insurance companies, broker/dealers and other financial institutions and organizations (a) for servicing shareholder accounts, including retention or payment of a continuing fee which may accrue immediately after the sale of shares; and (b) for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class or Service 2 Class shares of the Portfolios, including, but not limited to, retention or payment of compensation, including incentive compensation, to provide or obtain various distribution-related and/or administrative services for the Service Class or Service 2 Class shares. These services may include, among other things, processing new Policy account applications, preparing and transmitting computer processable tapes of all transactions by Policy Owners and serving as the primary source of information to Policy Owners in answering questions concerning the Service Class or Service 2 Class shares and their transactions with the Service Class or Service 2 Class shares. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature, training and educating agents, and other promotional activities on behalf of the Service Class and Service 2 Class shares of the Portfolios. In addition, the 12b-1 Plan authorizes payment by the Service Class and Service 2 Class shares of the cost of preparing, printing and distributing Service Class and Service 2 Class Prospectuses and SAIs to prospective Policy Owners and of implementing and operating the Plan.

Because the distribution and service fee is paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of an investment in Service Class or Service 2 Class shares and may cost a Service Class or Service 2 Class shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. If the 12b-1 Plan for Service Class or Service 2 Class shares of a Portfolio is terminated, the Service Class or Service 2 Class will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Board or shareholders.

The 12b-1 Plan shall continue in effect from year to year with respect to a Portfolio, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Service Class and Service 2 Class shares of the Portfolio (meaning those securities presently entitling the owner or holder thereof to vote for the election of directors, as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. No 12b-1 Plan may be amended with respect to a Portfolio to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Service Class or Service 2 Class of the Portfolio, and all material amendments of the 12b-1 Plan must also be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Service Class or Service 2 Class of a Portfolio (meaning those securities presently entitling the owner or holder thereof to vote for the election of directors, as defined in the 1940 Act), on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund, the Service Class or Service 2 Class shares of each Portfolio, and their respective shareholders.

79

Pursuant to the 12b-1 Plan, the Distributor shall provide the Fund for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made.

For the years ended December 31, 2018, December 31, 2017 and December 31, 2016, respectively, the Portfolios paid distribution and service fees pursuant to the 12b-1 Plan as indicated in the following tables.

	FOR THE YEAR ENDED 12/31/18	FOR THE YEAR ENDED 12/31/17	FOR THE YEAR ENDED 12/31/16
MainStay VP Balanced Portfolio	$ 1,004,139	$ 1,031,510	$ 918,903
MainStay VP Bond Portfolio	792,810	857,776	896,808
MainStay VP Conservative Allocation Portfolio	2,029,238	2,141,047	2,151,983
MainStay VP Cushing Renaissance Advantage Portfolio	72,597	76,019	35,018
MainStay VP Eagle Small Cap Growth Portfolio	253,020	199,331	166,367
MainStay VP Emerging Markets Equity Portfolio	430,159	480,477	408,488
MainStay VP Epoch U.S. Equity Yield Portfolio[1]	1,233,976	1,335,606	1,336,425
MainStay VP Fidelity Institutional AM® Utilities Portfolio[2]	2,955,362	3,086,683	2,919,722
MainStay VP Floating Rate Portfolio	1,472,140	1,468,694	1,408,796
MainStay VP Growth Allocation Portfolio	2,670,743	2,389,878	1,867,977
MainStay VP Income Builder Portfolio	1,005,728	991,595	837,888
MainStay VP Indexed Bond Portfolio[3]	34,743	2,311	-
MainStay VP IQ Hedge Multi-Strategy Portfolio[4]	1,050,793	982,756	845,860
MainStay VP Janus Henderson Balanced Portfolio	1,909,176	1,674,431	1,511,317
MainStay VP Large Cap Growth Portfolio	1,637,459	1,287,916	1,094,796
MainStay VP MacKay Common Stock Portfolio	671,373	567,162	425,319
MainStay VP MacKay Convertible Portfolio	1,531,911	1,315,078	1,146,083
MainStay VP MacKay Government Portfolio	368,445	417,023	496,490
MainStay VP MacKay Growth Portfolio	159,204	158,163	149,786
MainStay VP MacKay High Yield Corporate Bond Portfolio	6,142,550	6,105,947	5,431,517
MainStay VP MacKay International Equity Portfolio	753,606	712,844	689,546
MainStay VP MacKay Mid Cap Core Portfolio	1,139,417	1,134,722	1,056,163
MainStay VP MacKay S&P 500 Index Portfolio	2,395,982	1,908,304	1,305,022
MainStay VP MacKay Small Cap Core Portfolio[5]	429,402	428,440	140,641
MainStay VP MacKay Unconstrained Bond Portfolio	2,687,568	2,442,637	2,018,796
MainStay VP Moderate Allocation Portfolio	3,113,369	3,081,064	2,862,709
MainStay VP Moderate Growth Allocation Portfolio	5,446,809	5,329,097	4,744,917
MainStay VP PIMCO Real Return Portfolio	704,519	714,362	707,318
MainStay VP T. Rowe Price Equity Income Portfolio	789,645	830,239	722,658

1 Effective March 13, 2017, the MainStay VP ICAP Select Equity Portfolio changed its name to MainStay VP Epoch U.S. Equity Yield Portfolio.

2 Effective November 30, 2018, the MainStay VP MFS® Utilities Portfolio changed its name to the MainStay VP Fidelity Institutional AM® Utilities Portfolio.

3 MainStay VP Indexed Bond Portfolio commenced operations on May 1, 2017. The amount shown for the year ended December 31, 2017 is for the period since inception.

4 Effective November 30, 2018, the MainStay VP IQ Hedge Multi-Strategy Portfolio assumed the prior accounting history of the MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, the information provided prior to that date is that of the MainStay VP Absolute Return Multi-Strategy Portfolio. Effective January 15, 2016, the MainStay VP Marketfield Portfolio changed its name to MainStay VP Absolute Return Multi-Strategy Portfolio. Marketfield Asset Management LLC acted as subadvisor to this Portfolio prior to that date.

5 MainStay VP MacKay Small Cap Core Portfolio commenced operations on May 1, 2016. The amount shown for the year ended December 31, 2016 is for the period since inception.

80

Service Class Expense Categories For The Year Ended December 31, 2018

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
MainStay VP Balanced Portfolio	$ 229,071	$ 9,888	$ 360,488	$ 773,802	$ 9,286	248,392	1,630,927
MainStay VP Bond Portfolio	180,861	7,807	284,620	610,949	7,332	196,116	1,287,684
MainStay VP Conservative Allocation Portfolio	462,923	19,983	728,500	1,563,755	18,766	501,969	3,295,896
MainStay VP Cushing Renaissance Advantage Portfolio	16,561	715	26,063	55,944	671	17,958	117,913
MainStay VP Eagle Small Cap Growth Portfolio	57,721	2,492	90,835	194,980	2,340	62,589	410,956
MainStay VP Emerging Markets Equity Portfolio	98,131	4,236	154,428	331,486	3,978	106,408	698,666
MainStay VP Epoch U.S. Equity Yield Portfolio	281,502	12,151	443,000	950,916	11,412	305,246	2,004,228
MainStay VP Fidelity Institutional AM® Utilities Portfolio[2]	674,196	29,102	1,060,981	2,277,438	27,331	731,062	4,800,110
MainStay VP Floating Rate Portfolio	335,834	14,497	528,501	1,134,449	13,614	364,161	2,391,055
MainStay VP Growth Allocation Portfolio	609,267	26,300	958,802	2,058,107	24,699	660,657	4,337,830
MainStay VP Income Builder Portfolio	229,433	9,904	361,058	775,026	9,301	248,785	1,633,507
MainStay VP Indexed Bond Portfolio	7,926	342	12,473	26,774	321	8,594	56,430
MainStay VP IQ Hedge Multi-Strategy Portfolio[3]	239,717	10,347	377,242	809,764	9,717	259,936	1,706,724
MainStay VP Janus Henderson Balanced Portfolio	435,533	18,800	685,398	1,471,234	17,656	472,269	3,100,890
MainStay VP Large Cap Growth Portfolio	373,548	16,125	587,851	1,261,846	15,143	405,055	2,659,567
MainStay VP MacKay Common Stock Portfolio	153,158	6,611	241,024	517,368	6,209	166,076	1,090,446
MainStay VP MacKay Convertible Portfolio	347,130	14,984	546,277	1,172,606	14,072	376,409	2,471,478
MainStay VP MacKay Government Portfolio	84,052	3,628	132,272	283,928	3,407	91,142	598,430
MainStay VP MacKay Growth Portfolio	36,319	1,568	57,154	122,684	1,472	39,382	258,579
MainStay VP MacKay High Yield Corporate Bond Portfolio	1,401,278	60,488	2,205,187	4,733,522	56,805	1,519,471	9,976,751
MainStay VP MacKay International Equity Portfolio	171,918	7,421	270,546	580,738	6,969	186,418	1,224,010
MainStay VP MacKay Mid Cap Core Portfolio	259,931	11,220	409,053	878,048	10,537	281,855	1,850,644
MainStay VP MacKay S&P 500 Index Portfolio	546,587	23,594	860,162	1,846,372	22,158	592,690	3,891,563
MainStay VP MacKay Small Cap Core Portfolio	97,958	4,228	154,156	330,902	3,971	106,220	697,436
MainStay VP MacKay Unconstrained Bond Portfolio	613,105	26,465	964,842	2,071,072	24,854	664,819	4,365,157
MainStay VP Moderate Allocation Portfolio	710,242	30,658	1,117,705	2,399,199	28,792	770,148	5,056,744
MainStay VP Moderate Growth Allocation Portfolio	1,242,561	53,637	1,955,414	4,197,376	50,371	1,347,367	8,846,725
MainStay VP PIMCO Real Return Portfolio	160,719	6,938	252,924	542,911	6,515	174,276	1,144,282
MainStay VP T. Rowe Price Equity Income Portfolio	180,139	7,776	283,484	608,510	7,303	195,333	1,282,545

1 "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

2 Effective November 30, 2018, the MainStay VP MFS® Utilities Portfolio changed its name to the MainStay VP Fidelity Institutional AM® Utilities Portfolio.

3 Effective November 30, 2018, the MainStay VP IQ Hedge Multi-Strategy Portfolio assumed the prior accounting history of the MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, the information provided prior to that date is that of the MainStay VP Absolute Return Multi-Strategy Portfolio.

Service 2 Class Expense Categories For The Year Ended December 31, 2018

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
MainStay VP MacKay Convertible Portfolio	$105	$90	$8,389	$0	$7,332	$2,772	$18,688

1 "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

81

Service Class Expense Categories For The Year Ended December 31, 2017

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
MainStay VP Balanced Portfolio	$ 232,033	$ 8,983	$ 367,731	$ 789,220	$ 6,501	$251,150	$ 1,655,618
MainStay VP Bond Portfolio	192,952	7,470	305,796	656,295	5,406	208,850	1,376,769
MainStay VP Conservative Allocation Portfolio	481,617	18,645	763,279	1,638,141	13,493	521,299	3,436,474
MainStay VP Cushing Renaissance Advantage Portfolio	17,100	662	27,100	58,163	479	18,509	122,013
MainStay VP Eagle Small Cap Growth Portfolio	44,838	1,736	71,061	152,510	1,256	48,533	319,935
MainStay VP Emerging Markets Equity Portfolio	108,081	4,184	171,289	367,618	3,028	116,986	771,186
MainStay VP Epoch U.S. Equity Yield Portfolio	300,437	11,631	476,141	1,021,888	8,417	325,191	2,143,705
MainStay VP Fidelity Institutional AM® Utilities Portfolio[2]	694,333	26,880	1,100,396	2,361,657	19,453	751,540	4,954,260
MainStay VP Floating Rate Portfolio	330,375	12,790	523,586	1,123,715	9,256	357,595	2,357,318
MainStay VP Growth Allocation Portfolio	537,590	20,812	851,987	1,828,524	15,062	581,884	3,835,859
MainStay VP Income Builder Portfolio	223,054	8,635	353,501	758,681	6,249	241,432	1,591,553
MainStay VP Indexed Bond Portfolio[3]	520	20	824	1,768	15	563	3,710
MainStay VP IQ Hedge Multi-Strategy Portfolio[4]	221,066	8,558	350,350	751,918	6,194	239,280	1,577,366
MainStay VP Janus Henderson Balanced Portfolio	376,654	14,582	596,931	1,281,127	10,553	407,688	2,687,535
MainStay VP Large Cap Growth Portfolio	289,710	11,216	459,140	985,400	8,117	313,580	2,067,162
MainStay VP MacKay Common Stock Portfolio	127,580	4,939	202,192	433,942	3,574	138,092	910,320
MainStay VP MacKay Convertible Portfolio	294,753	11,411	467,131	1,002,552	8,258	319,038	2,103,143
MainStay VP MacKay Government Portfolio	93,807	3,632	148,668	319,069	2,628	101,536	669,340
MainStay VP MacKay Growth Portfolio	35,578	1,377	56,385	121,012	997	38,509	253,858
MainStay VP MacKay High Yield Corporate Bond Portfolio	1,373,500	53,174	2,176,757	4,671,732	38,481	1,486,666	9,800,309
MainStay VP MacKay International Equity Portfolio	160,351	6,208	254,128	545,406	4,493	173,562	1,144,146
MainStay VP MacKay Mid Cap Core Portfolio	255,250	9,882	404,526	868,189	7,151	276,280	1,821,279
MainStay VP MacKay S&P 500 Index Portfolio	429,263	16,619	680,306	1,460,066	12,027	464,631	3,062,910
MainStay VP MacKay Small Cap Core Portfolio	96,375	3,731	152,738	327,804	2,700	104,316	687,664
MainStay VP MacKay Unconstrained Bond Portfolio	549,458	21,272	870,795	1,868,890	15,394	594,729	3,920,538
MainStay VP Moderate Allocation Portfolio	693,069	26,832	1,098,393	2,357,358	19,418	750,172	4,945,241
MainStay VP Moderate Growth Allocation Portfolio	1,198,752	46,409	1,899,812	4,077,355	33,585	1,297,520	8,553,432
MainStay VP PIMCO Real Return Portfolio	160,692	6,221	254,669	546,567	4,502	173,932	1,146,582
MainStay VP T. Rowe Price Equity Income Portfolio	186,758	7,230	295,978	635,226	5,232	202,145	1,332,570

1 "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

2 Effective November 30, 2018, the MainStay VP MFS® Utilities Portfolio changed its name to the MainStay VP Fidelity Institutional AM® Utilities Portfolio.

3 MainStay VP Indexed Bond Portfolio commenced operations on May 1, 2017. The amount shown for the year ended December 31, 2017 is for the period since inception.

4 Effective November 30, 2018, the MainStay VP IQ Hedge Multi-Strategy Portfolio assumed the prior accounting history of the MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, the information provided prior to that date is that of the MainStay VP Absolute Return Multi-Strategy Portfolio.

Service 2 Class Expense Categories For The Year Ended December 31, 2017

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
MainStay VP MacKay Convertible Portfolio	$ 46	$ 23	$ 4791	0	$ 3,347	$ 1,166	$ 9,374

1 "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

82

Service Class Expense Categories For The Year Ended December 31, 2016

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
MainStay VP Balanced Portfolio	$ 197,948	$ 6,980	$ 479,148	$ 621,468	$ 5,436	$141,562	$ 1,452,542
MainStay VP Bond Portfolio	193,188	6,812	467,627	606,525	5,305	138,158	1,417,615
MainStay VP Conservative Allocation Portfolio	463,575	16,346	1,122,121	1,455,419	12,730	331,525	3,401,716
MainStay VP Cushing Renaissance Advantage Portfolio	7,543	266	18,260	23,683	207	5,395	55,354
MainStay VP Eagle Small Cap Growth Portfolio	35,838	1,264	86,750	112,516	984	25,630	262,982
MainStay VP Epoch U.S. Equity Yield Portfolio[2]	287,889	10,151	696,860	903,845	7,906	205,884	2,112,534
MainStay VP Floating Rate Portfolio	303,501	10,702	734,649	952,858	8,334	217,048	2,227,093
MainStay VP Fidelity Institutional AM® Utilities Portfolio[3]	628,959	22,178	1,522,446	1,974,652	17,272	449,799	4,615,306
MainStay VP Growth Allocation Portfolio	402,395	14,189	974,030	1,263,341	11,050	287,772	2,952,777
MainStay VP Income Builder Portfolio	180,496	6,364	436,905	566,677	4,957	129,081	1,324,479
MainStay VP IQ Hedge Multi-Strategy Portfolio[4]	182,213	6,425	441,062	572,068	5,004	130,309	1,337,081
MainStay VP Janus Henderson Balanced Portfolio	325,564	11,480	788,054	1,022,126	8,940	232,827	2,388,991
MainStay VP Large Cap Growth Portfolio	235,838	8,316	570,865	740,427	6,476	168,659	1,730,582
MainStay VP MacKay Common Stock Portfolio	91,621	3,231	221,777	287,650	2,516	65,523	672,317
MainStay VP MacKay Convertible Portfolio	246,686	8,698	597,125	774,486	6,774	176,418	1,810,187
MainStay VP MacKay Emerging Markets Equity Portfolio	87,995	3,103	213,000	276,267	2,416	62,930	645,712
MainStay VP MacKay Government Portfolio	106,953	3,771	258,888	335,784	2,937	76,487	784,820
MainStay VP MacKay Growth Portfolio	32,267	1,138	78,104	101,303	886	23,075	236,772
MainStay VP MacKay High Yield Corporate Bond Portfolio	1,170,044	41,257	2,832,186	3,673,417	32,130	836,755	8,585,790
MainStay VP MacKay International Equity Portfolio	148,540	5,238	359,554	466,350	4,079	106,228	1,089,989
MainStay VP MacKay Mid Cap Core Portfolio	227,516	8,022	550,721	714,299	6,248	162,708	1,669,514
MainStay VP MacKay S&P 500 Index Portfolio	281,125	9,913	680,485	882,606	7,720	201,046	2,062,894
MainStay VP MacKay Small Cap Core Portfolio	30,297	1,068	73,335	95,118	832	21,667	222,316
MainStay VP MacKay Unconstrained Bond Portfolio	434,884	15,334	1,052,672	1,365,343	11,942	311,007	3,191,182
MainStay VP Moderate Allocation Portfolio	616,678	21,745	1,492,718	1,936,094	16,934	441,016	4,525,186
MainStay VP Moderate Growth Allocation Portfolio	1,022,138	36,042	2,474,168	3,209,059	28,069	730,981	7,500,457
MainStay VP PIMCO Real Return Portfolio	152,369	5,373	368,821	478,370	4,184	108,966	1,118,082
MainStay VP T. Rowe Price Equity Income Portfolio	155,673	5,489	376,820	488,745	4,275	111,329	1,142,331

1 "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

2 Effective March 13, 2017, the MainStay VP ICAP Select Equity Portfolio changed its name to MainStay VP Epoch U.S. Equity Yield Portfolio.

3 Effective November 30, 2018, the MainStay VP MFS® Utilities Portfolio changed its name to the MainStay VP Fidelity Institutional AM® Utilities Portfolio.

4 Effective November 30, 2018, the MainStay VP IQ Hedge Multi-Strategy Portfolio assumed the prior accounting history of the MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, the information provided prior to that date is that of the MainStay VP Absolute Return Multi-Strategy Portfolio. Effective January 15, 2016, the MainStay VP Marketfield Portfolio changed its name to MainStay VP Absolute Return Multi-Strategy Portfolio. Marketfield Asset Management LLC acted as subadvisor to this Portfolio prior to that date.

Service 2 Class Expense Categories For The Year Ended December 31, 2016

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
MainStay VP MacKay Convertible Portfolio[2]	$ 31	$ 2	$ 2,374	0	$ 629	$ 606	$ 3,642

1 "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

2 For the period May 1, 2016 (commencement of operations) through December 31, 2016.

Shareholder Services Plans; Service Fees

The Board has adopted a shareholder services plan with respect to the Service 2 Class shares of the Portfolios (“Services Plan”). Only MainStay VP MacKay Convertible Portfolio currently offers Service 2 Class shares. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder

83

servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares. The Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Trustees. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Trustees. The Services Plan provides that it may not be amended to materially increase the costs that holders of Service 2 Class shares of a Portfolio may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendments. The Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made. Services provided under the Services Plan include maintaining separate records for each contract owner, disbursing or crediting to shareholders all proceeds of redemptions of shares of the Portfolios and all dividends and other distributions not reinvested in shares of the Portfolios, preparing and transmitting to shareholders periodic statements, as required by law, supporting and responding to service inquiries from shareholders, and maintaining and preserving all records required by law to be maintained and preserved in connection with providing the services for shareholders.

For the fiscal year ended December 31, 2018, the MainStay VP MacKay Convertible Portfolio paid $2,930 under the Services Plan.

PROXY VOTING POLICIES AND PROCEDURES

It is the policy of the Portfolios that proxies received by the Portfolios are voted in the best interests of the Portfolios' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Portfolios that delegate all responsibility for voting proxies received relating to the Portfolios' portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Portfolios are voted in the best interests of the Portfolios and their shareholders. Where a Portfolio has retained the services of a Subadvisor to provide day-to-day portfolio management for the Portfolio, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Portfolios' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Portfolios may revoke all or part of this delegation (to the Manager and/or Subadvisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Portfolios' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Portfolios' Board or a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Portfolio shareholders, under its usual policy; or (3) forward the proxies to the Portfolios' Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Portfolio, receives proxies in its capacity as a shareholder in an Affiliated Underlying Fund, the Manager may vote in accordance with its predetermined or custom voting guidelines, if applicable. If there is no relevant predetermined guideline, the Manager will vote in accordance with the recommendation of its independent service provider, Institutional Shareholder Services Inc. (“ISS”). If ISS does not provide a recommendation, the Manager then may address the conflict by “echoing” or “mirroring” the vote of the other shareholders in the Affiliated Underlying Fund.

In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Portfolio, receives proxies in its capacity as a shareholder in an Unaffiliated Underlying Fund, where the Portfolio relies on Section 12(d)(1)(F) of the 1940 Act, the Portfolio will either seek instructions from its shareholders as to how to vote shares of the Unaffiliated Underlying Fund, or vote the shares in the same proportion as the vote of all other shareholders of the acquired fund or “echoing” or “mirroring” the vote of the other shareholders in the Affiliated Underlying Fund.

As part of their delegation of proxy voting responsibility to the Manager, the Portfolios also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy-voting decisions for the Portfolios and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected ISS, an unaffiliated third-party proxy research and voting service, to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Portfolios'

84

portfolio managers (or other designated personnel) have the responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions which prevent the Manager from exercising its voting authority.

The Manager has retained voting authority for the MainStay VP Asset Allocation Portfolios and a portion of the MainStay VP Balanced Portfolio.

Guidelines Examples

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS, these Guidelines apply to the Subadvisor unless specified otherwise for a particular Subadvisor.

• Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, generally voting against or withholding votes for individual directors who attend less than 75% of board and committee meetings without an acceptable reason, corporate governance provisions and takeover activity. Also, the Manager/Subadvisor will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, the Manager will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

• Anti-takeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

• Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager/Subadvisor will generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

• Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation. Generally, the Manager/Subadvisor will also support shareholder "say on pay" proposals.

Subadvisor Proxy Voting Guidelines. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Portfolios where the Manager has delegated proxy voting authority to a Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

MainStay VP Mellon Natural Resources Portfolio

The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, Mellon Investments Corporation (“Mellon”). A summary of Mellon's proxy voting policies and procedures is provided below.

Mellon has adopted the proxy voting policy and voting guidelines of The Bank of New York Mellon Corporation’s Proxy Voting and Governance Committee (the “Committee”) which are applied to those client accounts over which it has been delegated the authority to vote proxies. Under this

85

policy, the Committee permits member firms (such as Mellon) to consider specific interests and issues and cast votes differently from the collective vote of the Committee where the member firm determines that a different vote is in the best interests of the affected account(s). In voting proxies, Mellon takes into account long-term economic value as we evaluate issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.

Mellon will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. It will generally oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to negotiate effectively and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Mellon will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Mellon will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues.

Mellon recognizes its duty to vote proxies in the best interests of its clients. Mellon seeks to avoid material conflicts of interest through its participation in the Committee, which applies detailed, predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors. Further, Mellon and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon securities and affiliated mutual fund securities.

Proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with Mellon’s voting guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in policies on specific issues. Items that can be categorized under these voting guidelines will be voted in accordance with any applicable guidelines or referred to the Committee, if the applicable guidelines so require. Proposals that cannot be categorized under these voting guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon may weigh the cost of voting, and potential inability to sell the securities (which may occur during the voting process), against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the Committee typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the Committee evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The Committee generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval.

MainStay VP Emerging Markets Equity Portfolio (portion)

The Manager has delegated proxy-voting authority to the Portfolio’s Subadvisor, Candriam Belgium. A summary of Candriam Belgium's proxy voting policies and procedures is provided below.

To assist Candriam Belgium in researching and voting proxies, it utilizes the research and implementation services of ISS, the world’s leading provider of corporate governance solutions. ISS provides Proxy Voting recommendations based on its own proxy voting policy or on a proprietary proxy voting policy, the latter being the case for Candriam Belgium.

In the vast majority of cases, Candriam Belgium's policy is similar to or consistent with ISS' "Benchmark Voting Policy.” There are some specific proxy proposals on which Candriam Belgium deviates from ISS’ Benchmark Voting Policy for some markets e.g., the level of independence of the Board or the possibility for non-executives to receive equity grants. Candriam Belgium also recognizes that there is no one-size fits all solution and takes into consideration company explanations and market practices when casting its votes.

Candriam Belgium's proprietary proxy voting policy is defined by Candriam Belgium's Proxy Voting Committee. This Policy is designed to ensure that all proxies are voted in the best interest of its clients without regard to Candriam Belgium’s own interests or the interests of its affiliates. Candriam Belgium's proxy voting policy is based on four principles:

• One share, one vote;

• The equal treatment of shareholders;

• The accountability of the Board; and

• The transparency and integrity of financial statements.

Candriam Belgium's Proxy Voting Committee defines and adjusts the proxy voting policy and reviews the votes cast at general meetings. Once a year, Candriam Belgium heads a meeting with ISS to assess the results of the proxy voting season. During this meeting ISS also explains to Candriam Belgium any changes to their Benchmark Voting Policy. Those elements are then discussed by Candriam Belgium's Proxy Voting

86

Committee and if needed, can lead to some changes in the proxy voting policy. The subsequent policy is communicated to ISS before the new proxy voting season starts.

ISS notifies Candriam Belgium in cases of uncertainties the vote to cast following the voting policy. Following this notification, the individuals in charge of Proxy Voting at Candriam Belgium cast votes in accordance with the policy. However, they have the possibility to diverge from the policy when it is deemed necessary. In this case, the reasoning and arguments leading to the decision is explained in writing and discussed by the Proxy Voting Committee.

Should a conflict of interest arise, Candriam Belgium could abstain from casting a vote or strictly follow ISS’s recommendation. Candriam Belgium defines a conflict of interest as a situation whereby the management company (or one of its staff) has an interest of a material, professional, commercial or financial nature that clashes with the interest of one or more clients.

The method selected by Candriam Belgium to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with their duties to their clients.

MainStay VP Cushing Renaissance Advantage Portfolio

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, Cushing. A summary of Cushing’s proxy voting policies and procedures is provided below.

Purpose. The Subadvisor follows this proxy voting policy (the “Policy”) to ensure that proxies the Subadvisor votes, on behalf of each client, are voted to further the best interest of that client. The Policy establishes a mechanism to address any conflicts of interests between the Subadvisor and the client. Further, the Policy establishes how clients may obtain information on how the proxies have been voted.

Determination of Vote. The Subadvisor determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Subadvisor votes in a manner that the Subadvisor believes reasonably furthers the best interests of the client and is consistent with the Investment Philosophy as set forth in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Subadvisor will cast votes for these matters on a case-by-case basis. The Subadvisor will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest. If a proxy vote creates a material conflict between the interests of the Subadvisor and a client, the Subadvisor will resolve the conflict before voting the proxies. The Subadvisor will either disclose the conflict to the client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Subadvisor’s determination of the client’s best interest and was not the product of the conflict.

Records. The Subadvisor maintains records of (i) all proxy statements and materials the Subadvisor receives on behalf of clients; (ii) all proxy votes that are made on behalf of the clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from clients regarding voting history; and (v) all responses (written and oral) to clients’ requests. Such records are available to the clients (and owners of a client that is an investment vehicle) upon request.

Questions and Requests. This document is a summary of the proxy voting process. Clients may obtain, free of charge, a full copy of the policies and procedures and/or a record of proxy votes. Any questions or requests should be directed to the Subadvisor.

MainStay VP Eagle Small Cap Growth Portfolio

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, Eagle. A summary of Eagle's proxy voting policies and procedures is provided below.

Eagle has adopted written proxy voting policies and procedures (as used in this section, "Proxy Guidelines") that outline how Eagle generally votes proxies on securities held by the Portfolio. Eagle is permitted to vote a proxy based on the best interest of the Portfolio if a proxy presents an issue that is not addressed in the Proxy Guidelines or the Proxy Guidelines provide discretion as to how to vote a proxy. Eagle, as appropriate, should vote proxies to further the long-term economic value of the underlying securities and in the best interest of the Portfolio and its shareholders.

The Proxy Guidelines distinguish between routine and non-routine proposals. In general, routine proposals are those proposals that do not propose to change the structure, bylaws or operations of the company to the detriment of shareholders. Examples of such proposals would include, among other things, the approval of auditors, election of director and/or officers, liability limitations for directors, and indemnification provisions for directors. Non-routine proposals would be those proposals more likely to affect the structure and operations of the company, which would have a greater impact on the value of the underlying security. Examples of non-routine proposals would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization. These proposals may require special consideration by Eagle depending on whether and how they are addressed in the Proxy Guidelines.

87

MainStay VP Fidelity Institutional AM® Utilities Portfolio

The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, FIAM. A summary of FIAM’s proxy voting policies and procedures is provided below.

I. Introduction

These guidelines are intended to help FIAM’s customers and the companies in which FIAM invests understand how FIAM votes proxies to further the values that have sustained FIAM for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. FIAM generally adheres to these guidelines in voting proxies. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. FIAM maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While FIAM always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts.

FIAM will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. FIAM will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. FIAM believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

FIAM will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

FIAM generally will oppose the election of directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

3. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

4. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). FIAM believes that strong management creates long-term shareholder value. As a result, FIAM generally will vote in support of management of companies in which the funds’ assets are invested. FIAM will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

FIAM will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. FIAM believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, FIAM will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

88

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. FIAM believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, FIAM generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, FIAM believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, FIAM believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, FIAM will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, FIAM supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). FIAM may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. FIAM believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. FIAM will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. FIAM generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless FIAM is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. FIAM evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

FIAM encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. FIAM considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. FIAM will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by FIAM and there were no circumstances specific to the company or the compensation plans that leads FIAM to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. FIAM also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

89

FIAM generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. FIAM generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. FIAM generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by FIAM in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, FIAM generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. FIAM believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

FIAM will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by FIAM in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a. Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b. Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” FIAM generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

In these guidelines, we outline our views about corporate governance and how we evaluate and express our views about the governance of a company in ways that are intended to maximize long-term shareholder value. In addition, environmental and social issues are generally incorporated into our evaluation of a company.

90

FIAM generally will vote in a manner consistent with management’s recommendation on shareholder proposals concerning environmental or social issues, as it generally believes that management and the board are in the best position to determine how to address these matters. In certain cases, however, FIAM may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. For example, FIAM may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. FIAM also may support proposals on issues such as equal employment, and board and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

FIAM generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

FIAM generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the FIAM funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

FIAM generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

FIAM generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

FIAM generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

FIAM generally will support proposals regarding supermajority provisions if FIAM believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

91

FIAM will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

FIAM will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, FIAM will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the FIAM funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, FIAM generally votes in favor of management proposals; FIAM may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

FIAM may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). FIAM generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, FIAM will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

FIAM generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, FIAM will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

FIAM generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. FIAM will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non- FIAM Mutual Funds and ETFs

When a FIAM fund invests in an underlying FIAM fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, FIAM will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). FIAM may choose not to vote if "echo voting" is not operationally practical.

X. Foreign Markets

Many FIAM funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FIAM generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FIAM generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FIAM generally will not vote proxies in order to safeguard fund holdings information.

XI. Avoiding Conflicts of Interest

92

Voting of shares is conducted in a manner consistent with the best interests of the FIAM funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

FIAM takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XII. Conclusion

Since its founding more than 70 years ago, FIAM has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

FIAM believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. FIAM, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

For a large-capitalization company, burn rate higher than 1.5%.

For a small-capitalization company, burn rate higher than 2.5%.

For a micro-capitalization company, burn rate higher than 3.5%.

Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

Micro-capitalization company means a company with market capitalization under US $300 million.

Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

MainStay VP Income Builder (equity portion) and MainStay VP Epoch U.S Equity Yield Portfolios

The Manager has delegated proxy voting authority to the Portfolios' Subadvisor, Epoch. A summary of Epoch's proxy voting policies and procedures is provided below.

Epoch maintains proxy voting authority for client accounts, unless otherwise instructed by the client. Epoch votes proxies in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. Epoch will not respond to proxy solicitor requests unless Epoch determines that it is in the best interest of clients to do so.

In light of Epoch’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Epoch has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. Epoch believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between Epoch's interests and those of its clients.

Notwithstanding the foregoing, Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that its judgment differs from that of ISS, or that investment teams within Epoch wish to vote differently with respect to the same proxy in light of their specific strategy, Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for its files. Additionally, Epoch’s CCO will periodically review the voting of proxies to ensure that all such votes, particularly those diverging from the judgment of ISS, were voted consistent with Epoch’s fiduciary duties.

On at least an annual basis, the Epoch’s CCO or a designee will review this Proxy Voting and Class Action Monitoring policy.

MainStay VP Janus Henderson Balanced Portfolio

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, Janus. Janus' proxy voting policies and procedures as of January 2018 is provided below.

93

The following represents the Proxy Voting Procedures (“Procedures”) for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds and exchange-traded funds (“ETFs”), except for the “Participating Affiliate Funds”, advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting. Perkins Investment Management LLC (“Perkins”) has adopted the Procedures.

General Policy: Janus seeks to vote proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines (“Guidelines”); 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”).

ERISA Plan Policy: On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee: The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of a Vice President of Investment Accounting, a representative from Compliance, and one or more portfolio management representatives (or their respective designees) who provide input on behalf of the portfolio management team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In formulating proxy voting recommendations, the Committee analyzes proxy proposals from the Proxy Voting Service from the prior year, and evaluates whether those proposals would adversely or beneficially affect clients’ interests. The Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Committee establishes its recommendations and revises the Guidelines, they are distributed to Janus’ portfolio managers for review and implementation. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund, ETF, or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Securities Operations Group: The Securities Operations Group is responsible for administering the proxy voting process as set forth in these procedures, the Guidelines, and as applicable, the Taft-Hartley Guidelines. The Proxy Administrator in the Securities Operations Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, and as applicable, the Taft-Hartley Guidelines, and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service: Janus has engaged an independent proxy voting service, ISS, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines in all cases and instruct the Proxy Administrator to vote all proxies accordingly pursuant to account-specific procedures approved by the Committee. He or she may also request to review all vote recommendations prior to the meeting cut-off date, or may choose to review only those votes to be cast against management. Notwithstanding the above, with respect to clients who have instructed Janus to vote proxies in accordance with the Taft-Hartley Guidelines, the Proxy Voting Service will process all proxy votes in strict accordance with the Taft-Hartley Guidelines. In all cases, the portfolio managers receive a monthly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service. In the event a portfolio manager is unable to provide input on a proxy item referred to him or her, Janus will abstain from voting the proxy item.

Procedures for Proxy Issues Outside the Guidelines: In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such

94

questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with issuers and proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. In such cases, the Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the clients, the Committee will refer the issue to the appropriate Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”: Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as “echo-voting”). In addition, Janus advises certain funds of funds that invest in unaffiliated ETFs. The Janus funds may enter into a written participation agreement with an underlying ETF in accordance with an exemptive order obtained by the ETF that allows a Janus fund to own shares of the ETF in excess of what is generally permitted by the 1940 Act. Participation agreements generally require funds whose ownership of the underlying ETF exceeds a certain percentage to agree to “echo-vote” shares of the ETF. Accordingly, if an underlying ETF submits a matter to a vote of its shareholders, votes for and against such matters on behalf of a Janus fund will be echo-voted to the extent required by a participation agreement.

Conflicts of Interest: The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. On a quarterly basis, the Committee reviews records of votes that were cast inconsistently with the Guidelines and the related rationale for such votes. Additionally, and in instances where a portfolio manager has discretion to vote differently than the Guidelines and proposes to vote a proxy inconsistent with the Guidelines and a potential conflict of interest is identified, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists. Similarly, the Taft-Hartley Guidelines are pre-determined, so application of the Taft-Hartley Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In the unusual circumstance that the Proxy Voting Service seeks direction on any matter, the matter shall be handled in accordance with the Procedures for Proxy Issues Outside the Guidelines set forth above, and reviewed by the Committee.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (e.g., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the appropriate Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention: Upon request, on an annual basis, Janus will provide its non-investment company clients with the proxy voting record for that client’s account.

On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund or ETF for the one-year period ending on June 30th on Janus’ website at www.janus.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at http://www.sec.gov. A complete copy of Janus’ proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Except as noted in these Procedures or required by law, Janus does not provide information to anyone on how it voted or intends to vote on a particular matter. The Securities Operations Group may confirm to issuers or their agents whether votes have been cast, but will not disclose the size of the position or how the votes were cast. Members of the Janus investment team have the discretion to indicate to issuers or their agents how they voted or intend to vote in the context of discussions with issuers and their management as part of Janus’ ongoing investment analysis process.

95

Proxy Voting Guidelines

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus’ positions on various issues of concern to investors and are intended to provide a general indication of how portfolio securities may be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority, except with respect to the Participating Affiliate Funds listed in Schedule 1 hereto and as otherwise noted below. Proxy votes for such Participating Affiliate Funds will be made in accordance with the Proxy Policies and Procedures attached as Annex A to the Procedures. Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft- Hartley Guidelines”). Perkins Investment Management LLC has adopted the Guidelines.

Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on a variety of proxy voting issues, including foreign issuer proxies and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers, assistant portfolio managers, and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in Securities Operations of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager, assistant portfolio manager or analyst will submit a written rationale to the Proxy Administrator. The Proxy Voting Committee periodically reviews rationales provided to determine: i) whether the rationales appear reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the votes (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus may abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority of independent directors.

2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

• attend less than 75% of the board and committee meetings without a valid excuse; ignore or otherwise fail to support shareholder proposals as determined by the proxy voting service;

• are not responsive to advisory votes on executive compensation matters (as determined by the proxy voting service);

• fail to provide appropriate oversight of company's risk management practices (as determined by the proxy voting service);

96

• are non-independent directors and sit on the audit, compensation or nominating committees;

• are non-independent directors and the board does not have an audit, compensation, or nominating committees;

• are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

• are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);

• serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service);

• are compensation committee members and the company has poor compensation practices (as determined by Janus), or adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill (as determined by the Proxy Voting Service)

• amend the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders.

3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority of independent directors.

7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

9. Janus will generally vote with management regarding proposals to declassify a board.

10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position; or (4) the auditors are being changed without explanation or are not named.

12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

14. Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis, utilizing the research of the Proxy Voting Service.

The Proxy Voting Service research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. Janus will generally vote against plans if the estimated cost is above the allowable cap and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value.

Janus will generally oppose plans that:

• provide for re-pricing of underwater options;

• provide for automatic replenishment (“evergreen”) or reload options;

• create an inconsistent relationship between long term share performance and compensation increases; and/or

97

• are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.

Other Compensation Related Proposals

15. Janus will generally vote in favor of proposals relating to ESPPs – so long as shares purchased through plans are priced no less than 15% below market value and/or do not contain other features disadvantageous to shareholders (as determined by the Proxy Voting Service).

16. Janus will generally vote in favor of proposals requiring the expensing of options.

17. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

18. Janus will generally oppose proposals regarding the re-pricing of underwater options.

19. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

20. Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

21. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

22. Janus will generally vote in favor of annual advisory votes on executive compensation (say-on-frequency).

23. Janus will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless Janus determines problematic pay practices are maintained;

24. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder approval, unless the proposal requires shareholder approval prior to entering into employment contracts.

25. Janus will vote on a case-by-case basis on proposals to approve or cancel golden or tin parachutes*. An acceptable parachute should include the following:

• The parachute should be less attractive than an ongoing employment opportunity with the firm;

• The triggering mechanism should be beyond the control of management; and

• The amount should not exceed three times base salary plus guaranteed benefits.

26. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

• requiring executive officers and directors to hold a minimum amount of stock in the company;

• requiring stock acquired through exercised options to be held for a certain period of time; and

• using restricted stock grants instead of options.

Other Corporate Matters

27. Janus will generally vote in favor of proposals relating to the issuance of dividends.

28. Janus will evaluate proposals relating to stock splits on a case-by-case basis.*

29. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

30. Janus will generally oppose proposals for different classes of stock with different voting rights.

31. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

32. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion.

33. Janus will evaluate proposals seeking to increase the number of shares of common or preferred stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the

98

proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

34. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

35. Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

36. Janus will evaluate plans of reorganization on a case-by-case basis.*

37. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

38. Janus will generally vote in favor of proposals regarding changes in company name.

39. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

40. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case- by-case basis, including any related advisory votes on golden parachutes.*

41. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

42. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents) and against proposals restricting or prohibiting the ability to act by written consent.

43. Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

44. Janus will generally vote in favor of proposals to require that voting be confidential.

45. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign), except for proposals designed to insure that the charitable giving does not violate laws on political contributions.

46. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

47. Janus will generally vote against proposals to approve “other business” when it appears as a voting item.

48. Janus will evaluate proposals related to proxy access on a case-by-case basis.*

Shareholder Proposals

49. Janus is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

50. Janus’ first priority is to act as a fiduciary in the best financial interests of our clients. Janus recognizes that environmental, social, moral or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus strives to balance these issues in a manner consistent with our fiduciary obligations. Janus will generally vote with management on these matters unless we identify areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns. In such instances Janus will review these matters on a case-by-case basis, consistent with our fiduciary obligations to clients.

51. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

Schedule 1

The “Participating Affiliate Funds”

• Janus Henderson All Asset Fund

• Janus Henderson Asia Equity Fund

• Janus Henderson Dividend & Income Builder Fund

• Janus Henderson Emerging Markets Fund

• Janus Henderson European Focus Fund

• Janus Henderson Global Equity Income Fund

• Janus Henderson Global Real Estate Fund

• Janus Henderson International Long/Short Equity Fund

• Janus Henderson International Opportunities Fund

99

• Janus Henderson International Small Cap Fund

• Janus Henderson Strategic Income Fund

• Janus Henderson Emerging Markets Equity Fund LLC

MainStay VP IQ Hedge Multi-Strategy Portfolio

IndexIQ Advisors exercises its proxy voting rights with regard to the holdings in the Portfolio’s investment portfolio with the goals of maximizing the value of the Portfolio’s investments, promoting accountability of a company’s management and board of directors (collectively, the “Management”) to its shareholders, aligning the interests of Management with those of shareholders, and increasing transparency of a company’s business and operations.

IndexIQ Advisors seeks to avoid material conflicts of interest through its use of a third-party proxy services vendor, which applies detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. IndexIQ Advisors engages a third party as an independent fiduciary to vote all proxies for the Portfolio.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the Voting Guidelines will be referred to the Portfolio Oversight Committee for discussion and vote. Additionally, the Portfolio Oversight Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, IndexIQ Advisors weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

MainStay VP Income Builder (fixed-income portion), MainStay VP MacKay Common Stock, MainStay VP MacKay Convertible, MainStay VP MacKay Emerging Markets Equity, MainStay VP MacKay Government, MainStay VP MacKay Growth, MainStay VP MacKay High Yield Corporate Bond, MainStay VP MacKay International Equity, MainStay VP MacKay Mid Cap Core, MainStay VP MacKay S&P 500 Index, MainStay VP MacKay Small Cap Core and MainStay VP MacKay Unconstrained Bond Portfolios.

The Manager has delegated proxy-voting authority to the Portfolios' Subadvisor, MacKay Shields. MacKay Shields' proxy voting policies and procedures is provided below.

1. Introduction

MacKay Shields LLC (“MacKay Shields” or the “Firm”), has adopted these “Proxy Voting Policy and Procedures” (the “Policy”) to ensure the Firm’s compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and other applicable fiduciary obligations. The Policy applies to proxies relating to securities held by clients of MacKay Shields who have delegated the responsibility of voting proxies to the Firm. The Policy is designed to assist Firm employees in meeting their specific responsibilities in this area and to reasonably ensure that proxies are voted in the best interests of the Firm’s clients.

2. Statement of Policy

2.1  It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties. Specifically, MacKay Shields shall not subordinate the interests of clients to unrelated objectives, including MacKay Shields’ interests. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all MacKay Shields clients share in seeing the value of a common investment increase over time. It is further the policy of the Firm that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records as required by the Advisers Act, be made available to its clients.

2.2  When proxies with respect to securities held by clients of MacKay Shields have not been received by MacKay Shields or its proxy voting service provider, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it or its proxy voting service provider does not receive.

2.3  MacKay Shields may choose not to vote proxies under the following circumstances:

• If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

• If the cost of voting the proxy outweighs the possible benefit to the client; or

• If a jurisdiction imposes share blocking restrictions which prevent the Firm from trading shares.

3. Use of Third Party Proxy Voting Service Provider

To discharge its responsibility, MacKay Shields has examined third-party services that assist in the researching and voting of proxies and the development of voting guidelines. After such review, the Firm has selected Institutional Shareholder Services, Inc., (“ISS”), to research voting

100

proposals, analyze the financial implications of voting proposals and vote proxies. MacKay Shields utilizes the research and analytical services, operational implementation, administration, record-keeping and reporting services provided by ISS.

4. Proxy Voting Guidelines

4.1  MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for non-union clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS non-union domestic or global proxy voting guidelines, as in effect from time to time (“Non-Union Guidelines”). Refer to Exhibit A for the current U.S. Summary Proxy Voting Guidelines.

4.2  MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for union or Taft-Hartley clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS Taft-Hartley domestic or international proxy voting guidelines, as in effect from time to time (“Union Guidelines”). A summary of the current Taft-Hartley U.S. Voting Guidelines and Taft-Hartley International Voting Guidelines are attached as Exhibit B.

4.3  For purposes of the Policy, the Non-Union and Union Guidelines are collectively referred to as the Standard Guidelines.

4.4  A client may choose to use proxy voting guidelines different from the Standard Guidelines (“Custom Guidelines”). Any Custom Guidelines must be furnished by the client to MacKay Shields in writing.

4.5  In the event the Standard Guidelines or any client’s Custom Guidelines do not address how a proxy should be voted or state that the vote is to be determined on a “case-by-case” basis, the proxy will be voted in accordance with ISS recommendations, subject to Section 6. In the event that ISS has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.

4.6  Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a particular security held by a client in accordance with such client’s specific request even if it is in a manner inconsistent with the Standard Guidelines or the client’s Custom Guidelines, as the case may be. Any such specific requests must be furnished to MacKay Shields by the client in writing and must be received by MacKay on a timely basis for instructing ISS how to cast the vote.

4.7  In order to avoid possible conflicts of interest, MacKay Shields votes proxies based on the Standard Guidelines or a client’s Custom Guidelines, as the case may be. However, it is recognized that the Firm’s portfolio management team has the ultimate responsibility for proxy voting.

4.8  For clients using the Standard Guidelines, the Firm will instruct ISS to cast votes in accordance with the Standard Guidelines. For clients using Custom Guidelines, the Firm will provide ISS with a copy of such Custom Guidelines and will instruct ISS to cast votes in accordance with such Custom Guidelines. ISS will cast votes in accordance with the Standard Guidelines or Custom Guidelines, as the case may be, unless instructed otherwise by MacKay Shields as set forth in Sections 6 and 7. Upon receipt of a specific request from a client pursuant to Section 4.6, the Firm will instruct ISS to cast such client’s proxy in accordance with such request.

5. Client Account Set-up and Review

5.1  Initially, MacKay Shields must determine whether the client seeks to retain the responsibility of voting proxies, or seeks to delegate that responsibility to the Firm. The marketing or client service person responsible for setting up the account, in conjunction with MacKay’s Legal/Compliance Department, will have primary responsibility for making that determination. In its sole discretion, the Firm may decline to accept authority to vote a client’s proxies. Any such refusal shall be in writing.

5.2  If MacKay Shields has authority to vote a client’s proxies, the marketing or client service person responsible for setting up the account will ask the client to specify in writing (which may be by e-mail) whether the Firm should vote proxies in accordance with the Non-Union Guidelines, Union Guidelines or Custom Guidelines, unless specified in the client’s investment management agreement.

5.3  In most cases, the delegation of voting authority to MacKay Shields, and the Firm’s use of a third-party proxy voting service provider shall be memorialized in the client’s investment management agreement.

5.4  MacKay Shields shall notify ISS of new client accounts using such form as ISS shall specify from time to time. Designated personnel within the Firm will be responsible for ensuring that each new client’s account for which the Firm has proxy voting authority is established on the appropriate systems and that each such account is properly coded for voting under the appropriate Non-Union Guidelines, Union Guidelines or Custom Guidelines, as the case may be.

6. Overriding Guidelines

A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or an ISS voting recommendation, or may propose an abstention from voting, if he/she believes that to do so, based on all facts and circumstances, is in the best interest of the Firm’s clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or an ISS voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Schedule C. 4

7. Referral of Voting Decision by ISS to MacKay Shields

7.1  In the event that the Standard Guidelines or a client’s Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

101

7.2  In the event that the Standard Guidelines or a client’s Custom Guidelines require a “case-by-case” determination on a particular proxy vote and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.3  In the event that ISS determines that a conflict of interest exists as a result of which ISS is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

8. Conflicts of Interest

8.1  The Firm’s portfolio managers may make proxy voting decisions in connection with (i) overriding the Standard Guidelines or an ISS voting recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to Section 7. In such event, the portfolio managers have an affirmative duty to disclose any potential conflict of interest known to them that exists between the Firm and the client on whose behalf the proxy is to be voted (“Conflict”).

8.2.  By way of example, Conflicts may exist in situations where the Firm is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MacKay Shields or an affiliated person of the Firm also:

• Manages the issuer’s or proponent’s pension plan;

• Administers the issuer’s or proponent’s employee benefit plan;

• Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or

• Manages money for an employee group.

Additional Conflicts may exist, among others, if an executive of the Firm or its control affiliates is a close relative of, or has a personal or business relationship with:

• An executive of the issuer or proponent;

• A director of the issuer or proponent;

• A person who is a candidate to be a director of the issuer;

• A participant in the proxy contest; or

• A proponent of a proxy proposal.

8.3  Whether a relationship creates a Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Firm with respect to voting, the value of the relationship to MacKay Shields or an affiliate can create a Conflict.

8.4  After a Proxy Vote Override/Decision Form is completed pursuant to Sections 6 or 7, such Form, which elicits information as to whether a potential Conflict exists, must be submitted to the Legal/Compliance Department for review. If the Firm’s General Counsel (“GC”) or Chief Compliance Officer (“CCO”) determines that there is no potential Conflict, the GC or CCO or their designee may instruct ISS to vote the proxy issue as set forth in the completed Form.

8.5  If the GC or CCO determines that there exists or may exist a Conflict, he or she will refer the issue to the Compliance Committee for consideration by convening (in person or via telephone) an emergency meeting of the Compliance Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the recommendation of the portfolio manager, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.

8.6  In considering the proxy vote and potential Conflict, the Compliance Committee may review the following factors, including but not limited to:

• The percentage of outstanding securities of the issuer held on behalf of clients by the Firm.

• The nature of the relationship of the issuer or proponent with the Firm, its affiliates or its executive officers.

• Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.

• Whether the direction (for or against) of the proposed vote would appear to benefit the Firm or a related party.

• Whether an objective decision to vote in a certain way will still create a strong appearance of a Conflict.

MacKay Shields may not abstain from voting any such proxy for the purpose of avoiding Conflict.

9. Securities Lending

If MacKay Shields portfolio managers or their designees become aware of an upcoming shareholder meeting where there is an important vote to be taken, or become aware of a request for consent of security holders on a material matter affecting the investment, MacKay Shields will consider whether to request that clients call back securities loans, if applicable. In determining whether to request that clients call back securities loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter or giving or withholding consent outweighs the benefit to the client in keeping the security on loan. There may be instances when MacKay Shields may not be aware of the upcoming shareholder

102

meeting or request for consent with sufficient time in advance to make such a request, or when MacKay Shields’ request that a client call back a securities loan in sufficient time to vote or give or withhold consent may not be successful.

10. Reporting

Upon request, MacKay Shields shall report annually (or more frequently if specifically requested) to its clients on proxy votes cast on their behalf. MacKay Shields will provide any client who makes a written or verbal request with a copy of a report disclosing how MacKay Shields voted securities held in that client’s portfolio. The report will generally contain the following information:

• The name of the issuer of the security;

• The security’s exchange ticker symbol;

• The security’s CUSIP number;

• The shareholder meeting date;

• A brief identification of the matter voted on;

• Whether the matter was proposed by the issuer or by a security holder;

• Whether MacKay Shields cast its vote on the matter on behalf of the client;

• How MacKay Shields voted on behalf of the client; and

• Whether MacKay Shields voted for or against management on behalf of the client.

11. Record-Keeping

Either MacKay Shields or ISS as indicated below will maintain the following records:

• A copy of the Policy and MacKay’s Standard Guidelines and Custom Guidelines;

• A copy of each proxy statement received by MacKay Shields or forwarded to ISS by the client’s custodian regarding client securities;

• A record of each vote cast by MacKay Shields on behalf of a client;

• A copy of all documents created by MacKay Shields that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any Conflict, a copy of all guideline override requests and all supporting documents; and

• A copy of each written request by a client for information on how MacKay Shields voted proxies on behalf of the client, as well as a copy of any written response by MacKay Shields to any request by a client for information on how MacKay Shields voted proxies on behalf of the client; records of oral requests for information or oral responses will not be kept.

Such records must be maintained for at least eight years, the first two years in an appropriate office of MacKay Shields.

12. Review of Voting and Guidelines

As part of its periodic reviews, MacKay Shields’ Legal/Compliance Department will conduct an annual review of the prior year’s proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the Compliance Committee.

13. How to Request Information On How the Firm Voted Proxies

Clients may, at anytime, request and receive information from MacKay Shields as to how the Firm voted proxies for securities held in their account. Any such proxy information request should be in writing and mailed or faxed (212) 754-9205 to MacKay Shields Client Services Department at: MacKay Shields LLC, 1345 Avenue of the Americas , New York, NY 10105, ATTN: Client Services.

MainStay VP Balanced (portion), MainStay VP Bond, MainStay VP Floating Rate, MainStay VP Indexed Bond and MainStay VP U.S. Government Money Market Portfolios

The Manager has delegated proxy-voting authority to the Portfolios' Subadvisor, NYL Investors. A summary of NYL Investors' proxy voting policies and procedures is provided below.

NYL Investors has adopted a Proxy Policy designed to ensure that where clients have delegated proxy voting authority to NYL Investors, all proxies are voted in the best interest of such clients without regard to the interests of NYL Investors or related parties. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. To assist NYL Investors in researching and voting proxies, NYL Investors utilizes the research and implementation services of a third-party proxy service provider, ISS. NYL Investors has also utilized ISS in adopting guidelines with respect to voting certain frequently recurring proxy issues. NYL Investors' Proxy Voting Committee is responsible for general oversight of the Proxy Policy and voting activity.

Where clients have delegated authority to vote proxies to NYL Investors, it votes them in accordance with the standard voting guidelines unless NYL Investors agrees with the client to apply modified guidelines. ISS researches each proxy issue and provides a recommendation to NYL Investors on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its

103

recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Compliance Department. NYL Investors has procedures in place to review each such override request for potential material conflicts of interest between clients and NYL Investors and their affiliates. NYL Investors will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

MainStay VP PIMCO Real Return Portfolio

The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, PIMCO. A summary of PIMCO's proxy voting policies and procedures is provided below.

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy1

1 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2

2 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents3

3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

MainStay VP T. Rowe Price Equity Income Portfolio

The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, T. Rowe. A summary of T. Rowe’s proxy voting policies and procedures is provided below.

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

104

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Head of Corporate Governance. Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the Proxy Committee. Others review vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

105

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, in most cases we believe shareholders should be offered the opportunity to vote annually. Finally, we may oppose compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance in consultation with the T. Rowe Price Responsible Investment team. T. Rowe Price generally votes with a company’s management on social, environmental, and corporate responsibility proposals unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’ general global policies and has developed custom international proxy voting guidelines based on those recommendations, regional codes of corporate governance, and our own views as investors in these markets.

Fixed Income and Passively Managed Strategies – Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Services Group using T. Rowe Price’s guidelines as set by the Proxy Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

106

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

Reporting, Record Retention and Oversight

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

107

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

MainStay VP Large Cap Growth Portfolio

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Vote Execution Team executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

Winslow Capital retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

Portfolio's Proxy Voting Record. Each Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolios will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Portfolios' website at nylinvestments.com/funds or on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Portfolios and of New York Life Investments to protect the confidentiality of portfolio holdings information (“Portfolio Holdings”) and to prevent the selective disclosure of non-public information concerning the Portfolios.

Portfolio Holdings shall not include non-specific or summary information that does not identify specific holdings of a Portfolio from which the identity of specific portfolio holdings cannot reasonably be derived (including without limitation, the quality or character of a Portfolio's portfolio), as reasonably determined by New York Life Investments. In addition, a Portfolio's cash holdings shall not constitute a portfolio holding.

The Manager or a Portfolio's Subadvisor(s) may share the Portfolio’s non-public portfolio holdings information with other subadvisors, pricing services and other service providers to the Portfolio, the Manager or the Subadvisor who require access to such information in order to fulfill their contractual duties to the Portfolio or to assist the Manager or the Subadvisor in fulfilling its contractual duties to the Portfolio. As of the date of this SAI, those service providers that may receive information are State Street, U.S. Bancorp Fund Services, LLC, National Association, BNY Mellon, KPMG LLP, PricewaterhouseCoopers LLP, Harte Hanks Response Management Inc., Russell Mellon, ISS, Abel/Noser Corporation, Omgeo LLC, Merrill Corporation, ISS, Glass, Lewis & Co., Charles River, UMB Fund Services, BlackRock, Inc., Eze Castle, Broadridge, Trade Informatics LLC, Global Trade Analytics, Commcise, Advent Software Inc., Financial Tracking Technologies LLC, Instinet Inc., MSCI Inc., Moody’s Analytics Knowledge Services (UK) Limited, Northern Trust Corp. and the agent and banks that participate in the Portfolios' credit facility. This list may be revised from time to time. The Manager may also disclose non-public information regarding a Portfolio's portfolio holdings information to certain mutual fund analysts, pricing agents, rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial, Pricing Direct Inc., Markit, ICE Data Services Inc. (ICE), Investment Technology Group, Inc. (ITG), Factset and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis (such as Morgan Stanley Smith Barney or other platform providers). The Manager and each Subadvisor may also disclose non-public information regarding a Portfolio's portfolio holdings information to certain liquidity analytics vendors, including but not limited to, MSCI, Inc., Bloomberg, State Street, ICE, HedgeMark Advisors, LLC

108

and BlackRock, Inc. in connection with the Liquidity Program. In addition, for the Portfolios they subadvise, Subadvisors, their agents (e.g., back office service providers) and their employees regularly have access to portfolio holdings more frequently than publicly available. Each Subadvisor is contractually obligated to keep portfolio holdings confidential. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the CCO, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Portfolios. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

In addition, the Manager or a Subadvisor may release statistical or attribution information with respect to a Portfolio's portfolio holdings prior to the release of the actual portfolio holdings. This information will be released upon authorization of the CCO after receipt of a certification from the Portfolio's portfolio manager that the information provided will, among other things, not harm the Portfolio or shareholders.

Non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Portfolios' non-public portfolio holdings information is the confidential property of the Portfolios and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investments or the Portfolios, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreements described above, the Fund may rely on the confidentiality provisions of existing agreements provided New York Life Investments has determined that such provisions adequately protect the Fund against disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Portfolios' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

In connection with its management of the MainStay VP Asset Allocation Portfolios, the Manager may have access to non-public information regarding the Portfolios' portfolio holdings information and may use such information in making decisions regarding investments of the MainStay VP Asset Allocation Portfolios in the Portfolios. In all other cases, employees of the Manager who have access to non-public information regarding the Portfolios' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

For the Portfolios they subadvise, the Subadvisors, their agents and their employees regularly have access to portfolio holdings information. Each Subadvisor is contractually obligated to keep portfolio holdings information confidential.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Portfolios' shareholders and the Portfolios' Manager, Subadvisor, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Independent Trustees or a majority of a Board committee consisting solely of Independent Trustees approves such disclosure.

The Fund, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

One or more of the Subadvisors may also serve as the investment adviser or subadvisor to one or more ETFs that have the same or substantially similar investment strategies as one or more of the Portfolios. These ETFs are not subject to the Portfolios’ portfolio holdings disclosure policy. The portfolio holdings of these ETFs may be made publicly available on a daily basis. It is possible that a person could trade ahead of or against a Portfolio based on this information, which could negatively impact the Portfolio. In addition, the Subadvisors may manage certain accounts and/or funds that are not part of the MainStay Group of Funds that are substantially similar to that of the Portfolio(s) subadvised by the Subadvisor. These accounts and/or funds also are not subject to the Portfolios’ portfolio holdings disclosure policy.

PORTFOLIO MANAGERS

Each Portfolio's portfolio managers also have responsibility for the day-to-day management of accounts other than the Portfolios. Except as otherwise indicated, information regarding these other accounts, as of December 31, 2018, is set forth below.

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Lee Baker	MainStay VP MacKay S&P 500 Index Portfolio	1 RIC $961,275,019	0	2 Accounts $340,259,954	0	0	0
Greg Barrato	MainStay VP IQ Hedge Multi-Strategy Portfolio	20 RICs $3,927,901,592	0	0	0	0	0

109

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Bert L. Boksen	MainStay VP Eagle Small Cap Growth Portfolio	4 RICs $8,679,952,854	2 Accounts $98,923,271	1,604 Accounts $2,040,051,093	0	2 Accounts $98,923,271	0
Jan Boudewijns	MainStay VP Emerging Markets Equity Portfolio	1 RIC $73,078,367	4 Accounts $2,203,768,032	0	0	2 Accounts $97,608,181	0
Jeremiah Buckley	MainStay VP Janus Henderson Balanced Portfolio	5 RICs $25,848,150,000	2 Accounts $1,779,220,000	16 Accounts $1,513,660,000	0	0	0
Patrick M. Burton	MainStay VP Large Cap Growth Portfolio	2 RICs $10,833,000,000	1 Account $992,000,000	701 Accounts $5,337,000,000	0	0	4 Accounts $278,000,000
Mark Campellone	MainStay VP Floating Rate Portfolio	1 RIC $1,399,464,255	0	0	0	6 Accounts $2,472,754,645	0
Joseph Cantwell	MainStay VP MacKay Unconstrained Bond Portfolio	1 RIC $1,072,907,361	31 Accounts $10,449,991,267	123 Accounts $20,898,037,940	0	1 Account $50,035,275	1 Account $1,285,008,151
Stephen R. Cianci	MainStay VP Income Builder Portfolio, MainStay VP MacKay Government Portfolio, MainStay VP MacKay Unconstrained Bond Portfolio	4 RICs $3,185,642,546	31 Accounts $10,449,991,267	123 Accounts $20,898,037,940	0	1 Account $50,035,275	1 Account $1,285,008,151
Robert Dial	MainStay VP Floating Rate Portfolio	1 RIC $1,399,464,255	0	0	0	6 Accounts $2,472,754,645	0
Carlos Garcia-Tunon	MainStay VP MacKay International Equity Portfolio	1 RIC $295,320,127	0	2 Accounts $592,178,116	0	0	0
James Harrison	MainStay VP IQ Hedge Multi-Strategy Portfolio	20 RICs $3,927,901,592	0	0	0	0	0
Matt Jacob	MainStay VP MacKay Unconstrained Bond Portfolio	1 RIC $1,072,907,361	31 Accounts $10,449,991,267	123 Accounts $20,898,037,940	0	1 Account $50,035,275	1 Account $1,285,008,151
Justin H. Kelly	MainStay VP Large Cap Growth Portfolio	2 RICs $10,833,000,000	2 Accounts $1,054,000,000	701 Accounts $5,337,000,000	0	0	4 Accounts $278,000,000
Migene Kim	MainStay VP Balanced Portfolio, MainStay VP MacKay Common Stock Portfolio, MainStay VP MacKay Growth Portfolio, MainStay VP MacKay Mid Cap Core Portfolio, MainStay VP MacKay Small Cap Core Portfolio	5 RICs $1,834,123,651	1 Account $53,748,911	17 Accounts $1,347,477,837	0	0	0
Poul Kristensen	MainStay VP Asset Allocation Portfolios	10 RICs $2,520,826,590	0	0	0	0	0
Saket Kumar	MainStay VP Cushing Renaissance Advantage Portfolio	2 RICs $203,359,280	0	1 Account $2,055,168	0	0	0
Matthew A. Lemme	MainStay VP Cushing Renaissance Advantage Portfolio	4 RICs $257,343,128	1 Account $1,208,497	2 Accounts $139,726,472	0	1 Account $1,208,497	0
John D. Linehan	MainStay VP T. Rowe Price Equity Income Portfolio	17 RICs $36,000,683,307	13 Accounts $11,297,399,028	30 Accounts $5,634,350,043	0	0	0
Eric Mintz	MainStay VP Eagle Small Cap Growth Portfolio	4 RICs $8,679,952,854	0	1,604 Accounts $2,040,051,093	0	0	0

110

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Neil Moriarty, III	MainStay VP Income Builder Portfolio, MainStay VP MacKay Government Portfolio, MainStay VP MacKay Unconstrained Bond Portfolio	4 RICs $3,185,642,546	31 Accounts $10,449,991,267	123 Accounts $20,898,037,940	0	1 Account $50,035,275	1 Account $1,285,008,151
Ian Murdoch	MainStay VP MacKay International Equity Portfolio	1 RIC $295,320,127	0	2 Accounts $592,178,116	0	0	0
Francis J. Ok	MainStay VP MacKay S&P 500 Index Portfolio	1 RIC $961,275,019	0	2 Accounts $340,259,954	0	0	0
Mona Patni	MainStay VP Balanced Portfolio, MainStay VP MacKay Common Stock Portfolio, MainStay VP MacKay Growth Portfolio, MainStay VP MacKay Mid Cap Core Portfolio, MainStay VP MacKay Small Cap Core Portfolio	5 RICs $1,834,123,651	1 Account $53,748,911	17 Accounts $1,347,477,837	0	0	0
E. Marc Pinto	MainStay VP Janus Henderson Balanced Portfolio	5 RICs $25,848,150,000	2 Accounts $1,779,220,000	16 Accounts $1,513,660,000	0	0	0
William Priest	MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay VP Income Builder Portfolio	11 RICs $7,995,856,874	32 Accounts $12,688,212,433	97 Accounts $9,115,108,261	0	1 Account $38,533,430	9 Accounts $810,772,100
Steven H. Rich	MainStay VP MacKay Government Portfolio	0	31 Accounts $10,449,991,267	123 Accounts $20,898,037,940	0	1 Account $50,035,275	1 Account $1,285,008,151
Dan Roberts	MainStay VP MacKay Government Portfolio, MainStay VP Income Builder Portfolio, MainStay VP MacKay Unconstrained Bond Portfolio	10 RICs $5,579,265,719	31 Accounts $10,449,991,267	123 Accounts $20,898,037,940	0	1 Account $50,035,275	1 Account $1,285,008,151
Stephen A. Rodosky	MainStay VP PIMCO Real Return Portfolio	26 RICs $34,450,050,000	0	3 Accounts $442,960,000	0	0	0
Lawrence Rosenberg	MainStay VP MacKay International Equity Portfolio	1 RIC $295,320,127	0	2 Accounts $592,178,116	0	0	0
AJ Rzad	MainStay VP Balanced Portfolio, MainStay VP Bond Portfolio, MainStay VP Indexed Bond Portfolio	4 RICs $1,355,173,587	7 Accounts $2,007,248,600	16 Accounts $10,037,828,596	0	0	0
Mohamed Lamine Saidi	MainStay VP Emerging Markets Equity Portfolio	1 RIC $73,078,367	4 Accounts $2,203,768,032	0	0	2 Accounts $97,608,181	0
Mayur Saigal	MainStay VP Janus Henderson Balanced Portfolio	7 RICs $29,040,070,000	7 Accounts $2,827,160,000	24 Accounts $3,647,430,000	0	0	1 Accounts $4,409,340,000
Christopher Sassouni	MainStay VP Eagle Small Cap Growth Portfolio	4 RICs $8,679,952,854	0	1,604 Accounts $2,040,051,093	0	0	0
Philip Screve	MainStay VP Emerging Markets Equity Portfolio	1 RIC $73,078,367	4 Accounts $2,203,768,032	0	0	2 Accounts $97,608,181	0
Edward Silverstein	MainStay VP MacKay Convertible Portfolio	1 RIC $1,196,754,121	0	13 Accounts $978,059,652	0	0	0
Douglas Simmons	MainStay VP Fidelity Institutional AM® Utilities Portfolio	13 RICs $4,231,000,000	0	1 Account $21,000,000	3 RICs $1,316,000,000	0	0

111

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Kenneth Sommer	MainStay VP Balanced Portfolio, MainStay VP Bond Portfolio, MainStay VP Indexed Bond Portfolio	2 RICs $486,054,564	7 Accounts $2,007,248,600	16 Accounts $10,037,828,596	0	0	0
Amit Soni	MainStay VP Asset Allocation Portfolios	10 RICs $2,520,826,590	0	0	0	0	0
Andrew Susser	MainStay VP MacKay High Yield Corporate Bond Portfolio	2 RICs $8,890,531,035	7 Accounts $483,265,570	46 Accounts $8,264,184,931	0	0	0
Jonathan Swaney	MainStay VP Asset Allocation Portfolios, MainStay VP Balanced Portfolio, MainStay VP Income Builder Portfolio	12 RICs $4,516,561,946	0	0	0	0	0
Jerry V. Swank	MainStay VP Cushing Renaissance Advantage Portfolio	7 RICs $1,481,826,607	3 Accounts $130,036,703	26 Accounts $988,276,509	0	3 Accounts $130,036,703	0
Shu-Yang Tan	MainStay VP MacKay Unconstrained Bond Portfolio	1 RIC $1,072,907,361	31 Accounts $10,449,991,267	123 Accounts $20,898,037,940	0	1 Account $50,035,275	1 Account $1,285,008,151
Rui Tang	MainStay VP Emerging Markets Equity Portfolio	1 RIC $547,579,029	1 Account $20,415,999	4 Accounts $438,530,394	0	0	0
John Tobin	MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay VP Income Builder Portfolio	7 RICs $6,772,904,890	15 Accounts $4,409,676,019	19 Accounts $4,803,206,798	0	0	0
Arthur Torrey	MainStay VP Floating Rate Portfolio	1 RIC $1,399,464,255	0	0	0	6 Accounts $2,472,754,645	0
Kera Van Valen	MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay VP Income Builder Portfolio	7 RICs $6,772,904,890	15 Accounts $4,409,676,019	19 Accounts $4,803,206,798	0	0	0
Ping Wang	MainStay VP Emerging Markets Equity Portfolio	2 RICs $547,579,029	1 Account $20,415,999	4 Accounts $438,530,394	0	0	0
Darrell Watters	MainStay VP Janus Henderson Balanced Portfolio	8 RICs $30,320,590,000	9 Accounts $3,278,760,000	25 Accounts $3,696,840,000	0	0	1 Account $4,409,340,000
Robin Wehbe	MainStay VP Mellon Natural Resources Portfolio	16 RICs $6,185,000,000	1 Account $141,000,000	21 Accounts $2,394,000,000	0	0	2 Accounts $96,900,000
Michael A. Welhoelter	MainStay VP Epoch U.S. Equity Yield Portfolio, MainStay VP Income Builder Portfolio	16 RICs $9,114,932,673	40 Accounts $12,616,682,992	104 Accounts $9,750,217,513	0	1 Account $38,553,430	9 Accounts $810,772,100
Mihir Worah	MainStay VP PIMCO Real Return Portfolio	56 RICs $113,417,480,000	40 Accounts $18,083,390,000	58 Accounts $21,726,380,000	0	2 Accounts $305,780,000	8 Accounts $2,224,860,000
Jae S. Yoon	MainStay VP Asset Allocation Portfolios, MainStay VP Balanced Portfolio, MainStay VP Income Builder Portfolio	12 RICs $4,516,561,946	0	0	0	0	0

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Portfolios because they use techniques that are not permitted for the Portfolios, such as short sales and leveraging.

112

A portfolio manager who makes investment decisions with respect to multiple Portfolios and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

• The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

• A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

• An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and each Subadvisor have adopted allocation policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate. However, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Portfolios and other accounts managed.

New York Life Investment Management LLC

Certain employees of the Manager, such as portfolio managers and other investment personnel, may be responsible for managing investments in the Portfolios as well as investments held by various other accounts, which may include separate accounts and unregistered investment companies. Consequently, conflicts may arise between the interest of the Adviser and/or Subadvisor in its investment management activities related to the Portfolios and potentially its interest in its investment management activities related to various other accounts it manages. Such conflicts principally arise with respect to the allocation of investment opportunities and performance-based compensation arrangements of the Portfolios and other managed accounts.

To address potential conflicts of interest between the clients and the Manager, New York Life Investments has developed Aggregation and Allocation Policies and Procedures (trading costs and investment opportunities) and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Portfolios and other accounts managed.

Candriam Belgium

Candriam Belgium provides portfolio management services to other accounts using substantially similar investment strategies as the MainStay VP Emerging Markets Equity Portfolio.

The side-by-side management of these accounts with the Portfolio may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

Therefore, Candriam Belgium has adopted various policies and procedures designed to disclose and mitigate these potential conflicts of interest. Candriam Belgium has set up a Code of Ethics and a Conflicts of Interest Policy, and has implemented structural measures intended to prevent conflicts of interest (i.e., task segmentation, information barriers, etc.) together with the adoption of procedures regarding allocation of investment opportunities and aggregation and allocation of trades.

These procedures are designed to ensure that all clients are treated fairly and equally, and to prevent these kinds of conflicts from influencing the allocation of investment opportunities among clients.

Cushing Asset Management, LP

Cushing manages other portfolios with a similar investment strategy to the MainStay VP Cushing Renaissance Advantage Portfolio. Conflicts of interest may arise related to the allocation of similar investment opportunities among client portfolios. Cushing has adopted policies and procedures to ensure that all client portfolios are managed in accordance with each client’s investment objective and guidelines and that no client portfolio is inappropriately favored over another.

Eagle Asset Management, Inc.

Eagle currently holds a 51% ownership interest in EB Management I, LLC, which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Growth Partners Fund I L.P and Eagle Growth Partners Fund II. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership.

113

On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Eagle does not invest assets of clients’ accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interest in such investment partnership. Eagle’s portfolio managers manage other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of Ethics, there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

Epoch Investment Partners, Inc.

Epoch’s solitary line of business is investment management; therefore, Epoch believes it would not have any significant conflicts of interest in the management of the Portfolios other than those conflicts of interest that are customary in the asset management industry. For example, as an asset manager to multiple accounts, Epoch faces conflicts of interest related to the allocation of securities, the sequencing of transactions, fee arrangements, the use of brokerage activity to acquire research or brokerage services, and proxy voting. Epoch faces other conflicts of interest related to the personal trading activities of its employees.

To address potential conflicts of interest Epoch has adopted various policies and procedures reasonably designed to disclose and mitigate these potential conflicts of interest. For example Epoch has adopted a Code of Ethics and Business Conduct (the “Code”) that contains policies and procedures that address the potential conflict that exists when Epoch employees purchase or sell securities for their personal accounts. The Code generally requires that all transactions in securities by Epoch employees, their spouses and immediate family members be pre-cleared by the compliance department prior to execution. The Code contains policies, inter alia, which prohibit employees from buying or selling securities on the same day that the same security is bought or sold for a client. Securities transactions for employee’s personal accounts are also subject to quarterly reporting requirements, annual holdings disclosure and annual certification and attestation requirements. In addition, the Code requires Epoch and its employees to act in clients’ best interests, abide by all applicable regulations, and avoid even the appearance of insider trading.

Additionally, as a result of the merger between Epoch and the Toronto Dominion Bank, Epoch gained a number of TD affiliates, including broker-dealers, some of which may be perceived as presenting a potential conflict of interest. Epoch expects to avoid any potential conflicts by not conducting business with these affiliated entities.

FIAM LLC

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.

IndexIQ Advisors LLC

The portfolio managers manage portfolios having substantially the same investment style as the Portfolio. Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Portfolio due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Portfolio, or make investment decisions that are similar to those made for the Portfolio, both of which have the potential to adversely impact the Portfolio depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Portfolio, which can cause potential conflicts in the allocation of investment opportunities between the Portfolio and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio managers’ bonus and there is no formula that is applied to weight the factors listed.

114

Additionally, IndexIQ Advisors has established policies, procedures, systems and infrastructure to address any potential conflicts of interest that may arise because of IndexIQ LLC, an affiliate of New York Life Investments and IndexIQ Advisors, serves as index provider for the Underlying Index.

IndexIQ Advisors maintains policies and procedures designed to limit or prohibit communication between the employees of IndexIQ Advisors with ultimate responsibility for the Underlying Index (the “Index Group”) and the employees of New York Life Investments with respect to issues related to the maintenance, calculation and reconstitution of the Underlying Index (the “Policies and Procedures”). Furthermore, IndexIQ Advisors has retained an unaffiliated third party to calculate the Underlying Index (the “Calculation Agent”). The Calculation Agent will be instructed to not communicate any non-public information about the Underlying Index to anyone, and expressly not to the personnel of IndexIQ Advisors or New York Life Investments responsible for the management of the MainStay VP IQ Hedge Multi-Strategy Portfolio.

Changes to the constituents of the Underlying Index made by IndexIQ LLC or the Calculation Agent will be disclosed by IndexIQ LLC and published on its website at www.IQetfs.com. Any such announcements or website disclosures to the public will be made in such a manner that none of the IndexIQ Advisors employees outside of the Index Group is notified of actions prior to the general investing public.

IndexIQ LLC, as index provider, has adopted Policies and Procedures prohibiting its employees from disclosing or using any nonpublic information acquired through his or her employment, except as appropriate in connection with the rendering of services to the administration of the Underlying Index. Also, IndexIQ Advisors has adopted Policies and Procedures that prohibit and are designed to prevent anyone, including the members of the Index Group, from disseminating or using non-public information about pending changes to Underlying Index constituents or Index Methodology. These policies specifically prohibit anyone, including the members of the Index Group, from sharing any non-public information about an Underlying Index with any personnel of Index IQAdvisors or New York Life Investments responsible for management of the related Portfolio or any affiliated person. New York Life Investments also has adopted policies that prohibit personnel responsible for the management of the MainStay VP IQ Hedge Multi-Strategy Portfolio from sharing any non-public information about the management of the MainStay VP IQ Hedge Multi-Strategy Portfolio with any personnel of the Index Group, especially those persons responsible for creating, monitoring, calculating, maintaining or disseminating its Underlying Index.

The Index Group personnel responsible for creating and monitoring the Underlying Index and the portfolio managers responsible for day-to-day portfolio management of the MainStay VP IQ Hedge Multi-Strategy Portfolio are employees of separate legal organizations from the Calculation Agent personnel responsible for calculating and maintaining the Underlying Index and the Calculation Agent personnel are located in physically separate offices from the Index Group personnel and portfolio managers. The Calculation Agent is not, and will not be, affiliated with IndexIQ Advisors, New York Life Investments or IndexIQ LLC.

Members of the Index Group will not have access to paper or electronic files used by IndexIQ Advisors and New York Life Investments in connection with their portfolio management activities. Neither IndexIQ Advisors nor New York Life Investments will have access to the computer systems used by the Calculation Agent, nor to the computer systems used by the Index Group to monitor, calculate and rebalance the Underlying Indexes. New York Life Investments has also adopted Policies and Procedures and a Code of Ethics that require, among other things, any personnel responsible for the management of a Portfolio and any investment account to (i) pre-clear all non-exempt personal securities transactions with a designated senior employee of New York Life Investments, and (ii) require reporting of securities transactions to such designated employee in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Janus Capital Management LLC

Certain portfolio managers and investment personnel (for the purposes of this section, are together referred to as “portfolio managers”) manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Funds. Those other accounts may include other Janus Henderson funds, private-label mutual funds for which Janus serves as subadvisor, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Fund or may have a performance-based management fee. As such, fees earned by Janus or an affiliate may vary among these accounts. Janus or an affiliate may also provide seed capital to one or more of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or portfolio manager’s family members) may beneficially own or transact in the same securities as those held in a Fund’s portfolio. Certain portfolio managers also have roles as research analysts for one or more Janus Henderson funds and receive compensation with respect to the analyst role.

Certain portfolio managers also have roles with an affiliate of Janus, and provide advice on behalf of Janus through participating affiliate agreements, and receive compensation attributable to their role with the affiliate in addition to Janus. These factors could create conflicts of interest because the portfolio managers may have incentives to favor certain accounts over others or one role over another in the allocation of time, resources, or investment opportunities, resulting in the potential for other accounts outperforming a Fund.

A conflict may arise if a portfolio manager identifies a limited investment opportunity that is appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by a Fund.

Janus believes that these and other conflicts are mitigated by policies, procedures and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best

115

execution. In addition, Janus generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Janus monitors performance of accounts with similar strategies for any performance dispersion.

Janus is the adviser to the Funds and the Janus “funds of funds,” which are funds that invest primarily in other Janus mutual funds. Because Janus is the adviser to the Janus “funds of funds” and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus “fund of funds” among such Funds.

MacKay Shields LLC and NYL Investors LLC

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Portfolios because they use techniques that are not permitted for the Portfolios, such as short sales and leveraging.

To address potential conflicts of interest between the clients and the Manager, MacKay Shields and NYL Investors have each developed Allocation Procedures, Codes of Ethics and Policies and Procedures for Portfolio Management and Trades in Securities to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager, NYL Investors and MacKay Shields have adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Portfolios and other accounts managed.

Mellon Investments Corporation

It is the policy of Mellon Investments Corporation (“Mellon”) to make business decisions free from conflicting outside influences. Mellon’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. Mellon’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNYM”), potential conflicts may also arise between Mellon and other BNYM companies.

Mellon will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, the Firm has adopted a Code of Ethics (the “Code”) and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. Our compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, Mellon has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of Mellon’s Form ADV.

Pacific Investment Management Company LLC

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolios. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Portfolio. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolios) that invest in the Portfolios in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

116

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Portfolios or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

117

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In

118

many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A, attached as Exhibit B.

T. Rowe Price Associates, Inc.

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation Structure” section, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Winslow Capital Management, LLC

Winslow Capital acknowledges its fiduciary duty to follow trading procedures that meet each client's investment objectives and guidelines. Winslow Capital will manage the Portfolio and all other institutional clients in the Large Cap Growth product identically. Pursuant to Winslow Capital's "Trade Management Policy," the firm treats all clients fairly in the execution of orders and allocation of trades. Pursuant to Winslow Capital's "Trade Order Processing Policy," the firm processes trade orders for its clients in a consistent, controlled, transparent and accountable manner.

It is Winslow Capital's practice to aggregate multiple contemporaneous client purchase or sell orders into a block order for execution. If the aggregated order is not filled in its entirety, the partially filled order is allocated pro rata based on the original allocation. Clients' accounts for which orders are aggregated receive the average share price of such transaction. Any transaction costs incurred in the aggregated transaction will be shared pro rata based on each client's participation in the transaction.

119

Winslow Capital has also established and will maintain and enforce a Code of Ethics to set forth the standards of conduct expected of employees, to require compliance with the federal securities laws, and to uphold Winslow Capital's fiduciary duties. This Code of Ethics also addresses the personal securities trading activities of Access Persons in an effort to detect and prevent illegal or improper personal securities transactions.

Winslow Capital does not believe that any material conflicts of interest exist in connection with the investment manager's management of the investments of the Portfolios and the investments of the other accounts under its management.

Portfolio Manager Compensation Structure

New York Life Investments and the following Subadvisors (Candriam Belgium, Cushing, Epoch, Index IQ Advisors, MacKay Shields, NYL Investors and Winslow) have in place a compensation program for all eligible investment and non-investment employees that is consistent with its business strategy, objectives, values and long-term interests. Moreover, these programs encourage an alignment of long-term interests between each Subadvisor and Portfolio shareholders. Each Subadvisor has structured its compensation plan to be competitive with other investment management firms. Total compensation is designed to align portfolio manager compensation with shareholder goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results. Each Subadvisor’s compensation program includes two components, fixed and variable compensation.

Fixed compensation is paid through an employee’s annual base salary, which is set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position.

Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation. Variable compensation for investment personnel is generally based on both quantitative and qualitative factors. Quantitative factors may include some of the following: (1) the multi-year investment performance (such as 3-, 5- or 7-year) of portfolios managed by the employee, including benchmarks and competitive universes as well as multi-year investment performance of analyst recommendations; (2) assets under management, (3) the overall revenues and profitability of the firm; (4) the financial results of the investment team and (5) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives. As described, many factors including an individual’s role, responsibilities, performance and financial results, are critical components of the compensation process. Variable compensation may be paid in the form of a cash bonus, deferred compensation and/or a fund profit re-allocation. In some instances, variable or incentive compensation may be predetermined or guaranteed for a period of time.

The deferred portion of variable compensation is provided to further retain and motivate key personnel. Each Subadvisor may maintain a long-term incentive, phantom equity or profit interest program. These programs are an integral component of the compensation structure and are designed to align employees’ compensation with the overall health of the the Subadvisor and, more importantly, with the satisfaction of its clients.

In addition, each Subadvisor maintains an employee benefit program, including health and non-health insurance, and a 401(k) defined contribution or defined benefit plan for all of its employees regardless of their job title, responsibilities or seniority.

Eagle

Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys.

Mr. Boksen, along with other portfolio managers, participates in a revenue-sharing program that provides incentives to build a successful investment program over the long term. Additional deferred compensation plans are provided to key investment professionals. Mr. Boksen, along with all employees, receives benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan.

There is no difference between the method used to determine Mr. Boksen’s compensation with respect to the Portfolio and other funds managed by Mr. Boksen.

Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I. Mr. Boksen also receives stock option awards as part of his annual Bonus. These stock option awards vest over a three year period.

Mr. Boksen’s compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted. Mr. Boksen’s benchmarks for evaluation purposes include LipperFund Index for Mutual Fund performance and the Russell 2000 Index for separate accounts, along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

Mr. Mintz is paid a base salary and a bonus that is competitive with other similarly situated investment professionals in the industry, based on industry surveys. Mr. Mintz, along with all Eagle employees, receives benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Compensation is based on individual performance as a research analyst, as well as contribution to the results of Eagle’s investment products. In addition, Mr. Mintz may receive additional compensation for his contribution as Portfolio Co-Manager of the Fund and other similarly managed accounts. Mr. Mintz may also receive an allocation of a portion of the incentive fee earned, if any, by EB Management I, LLC.

Mr. Sassouni is paid a base salary and a bonus that is competitive with other similarly situated investment professionals in the industry, based on industry surveys. Mr. Sassouni, along with all Eagle employees, receives benefits from Eagle’s parent company including a 401(k) plan, profit

120

sharing, and Employee Stock Purchase Plan. Compensation is based on individual performance as a research analyst, as well as contribution to the results of Eagle’s investment products. In addition, Mr. Sassouni may receive additional compensation for his contribution as Assistant Portfolio Manager of the Fund and other similarly managed accounts. Mr. Sassouni may also receive an allocation of a portion of the incentive fee earned, if any, by EB Management I, LLC.

FIAM

Douglas Simmons is the portfolio manager of MainStay VP Fidelity Institutional AM® Utilities Portfolio and receives compensation for his services. As of December 31, 2018, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Mr. Simmons’ bonus that is linked to the investment performance of MainStay VP Fidelity Institutional AM® Utilities Portfolio is based on the fund’s pre-tax investment performance measured against the MSCI USA IMI Utilities 25-50 Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FIAM and its affiliates.

Index IQ

The portfolio managers receive a base pay and an annual bonus incentive based on performance against individual and organizational unit objectives, as well as overall advisor results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who obtain results consistent with the objectives of the products under the individual’s management. In addition, these employees also participate in a long-term incentive program. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

Janus

The following describes the structure and method of calculating a portfolio manager’s compensation as of September 30, 2018.

The portfolio managers, co-portfolio managers (if applicable), and the Director of Research (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation:

Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation:

Variable compensation is paid in the form of an annual discretionary bonus, a portion of which is deferred (for awards exceeding $75,000). Deferrals are typically made in Janus stock, although in some cases deferrals are made in funds for regulatory reasons. For some individuals with a significant Janus stock holding they may also elect to have some or all of their deferral delivered in mutual funds. These deferrals are credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager.

A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed minimum compensation levels for the first year of employment.

121

Certain portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

Mellon

The firm's rewards program is designed to be market-competitive and align our compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes our investment personnel to focus on long-term alpha generation. Our incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual's final annual incentive award is tied to the firm's overall performance, the team's investment performance, as well as individual performance. Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass our investment professional rewards program.

Base salary

Annual cash incentive

Long-Term Incentive Plan

Deferred cash for investment

BNY Mellon restricted stock units and/or

Mellon Investments Corporation equity

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager's accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

PIMCO

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

• PIMCO’s pay practices are designed to attract and retain high performers;

• PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

• PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

• PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

• Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

• Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

• Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

• Contributions to mentoring, coaching and/or supervising members of team;

• Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

• With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

122

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

• The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

• The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Participation in LTIP and M Unit program is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

T. Rowe Price Associates, Inc.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate), evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the Portfolio’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

The compensation structure is used for all portfolios managed by the portfolio manager.

Unless listed below, each Portfolio Manager did not beneficially own Portfolio securities in the Fund as of December 31, 2018.

PORTFOLIO MANAGER	PORTFOLIO	$ RANGE OF OWNERSHIP
Migene Kim

MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP MacKay Common Stock Portfolio
MainStay VP MacKay Growth Portfolio
MainStay VP MacKay High Yield Corp Bond Portfolio
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay Mid Cap Core Portfolio
MainStay VP MacKay Small Cap Core Portfolio

$50,001 - $100,000 $100,001 - $500,000 $10,001 - $50,000 $10,001 - $50,000 $50,001 - $100,000 $50,001 - $100,000 $10,001 - $50,000
Mona Patni	MainStay VP Bond Portfolio MainStay VP MacKay Common Stock Portfolio MainStay VP MacKay Mid Cap Core Portfolio MainStay VP MacKay Small Cap Core Portfolio	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000 $50,001 - $100,000

123

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Portfolios pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Because the MainStay VP Asset Allocation Portfolios primarily invest all of their assets in shares of the Underlying Portfolios/Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.

In effecting purchases and sales of portfolio securities for the account of a Portfolio, the Portfolio's Manager or Subadvisor will seek the best execution of the Portfolio's orders. The Board has adopted policies and procedures that govern the selection of broker/dealers to effect securities transactions on behalf of a Portfolio. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Portfolio's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Portfolio as part of the broker selection process for executing Portfolio transactions. Furthermore, neither the Portfolios nor the Manager may enter into agreements under which a Portfolio directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Portfolio shares.

Currently, New York Life Investments is affiliated with two broker/dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities that would be purchased by, or effect portfolio transactions for, the MainStay Group of Funds.

As permitted by Section 28(e) of the 1934 Act, the Manager or a Subadvisor may, subject to the restrictions of Markets in Financial Instruments Directive (“MiFID II”) as described below, cause a Portfolio to pay a broker/dealer (except an Affiliated Broker) that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount other broker/dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Portfolio or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Under MiFID II, which became effective January 3, 2018, investment managers in the EU providing portfolio management services or investment advice on an independent basis will no longer be able to use soft dollars to pay for research as they must now unbundle payments for research from payments for trade execution to pay for research from brokers. As part of their portfolio management or independent investment advice activities, investment managers in the EU will be required to either pay for research out of their own profit or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge.

Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker/dealers (except an Affiliated Broker) who were selected to execute transactions on behalf of the Portfolio and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Portfolios. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

In certain instances there may be securities that are suitable for a Portfolio's portfolio as well as for that of another Portfolio or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Portfolio and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other

124

clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. The Manager and Subadvisors believe that over time the Portfolios' ability to participate in volume transactions will produce better executions for the Portfolios.

The Management fees paid by the Fund, on behalf of each Portfolio, to the Manager and the Subadvisory fees that the Manager pays on behalf of certain Portfolios to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Portfolio's transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Portfolios and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Portfolios.

The table below shows information on brokerage commissions paid by each of the Portfolios for the fiscal years ended December 31, 2018, December 31, 2017 and December 31, 2016.

BROKERAGE COMMISSIONS	YEAR ENDED 12/31/18	YEAR ENDED 12/31/17	YEAR ENDED 12/31/16
MainStay VP Balanced Portfolio	$ 335,895	$ 238,281	$ 259,712
MainStay VP Bond Portfolio	46,296	40,565	39,678
MainStay VP Conservative Allocation Portfolio	7,499	2,719	1,358
MainStay VP Cushing Renaissance Advantage Portfolio	782,504	741,724	723,851
MainStay VP Eagle Small Cap Growth Portfolio	147,428	173,378	216,220
MainStay VP Emerging Markets Equity Portfolio	1,163,970	1,491,302	867,284
MainStay VP Epoch U.S. Equity Yield Portfolio	117,359	195,267	1,035,946
MainStay VP Fidelity Institutional AM® Utilities Portfolio[1]	1,036,731	598,221	970,103
MainStay VP Growth Allocation Portfolio	1,537	1,425	257
MainStay VP Income Builder Portfolio	64,434	101,101	84,606
MainStay VP Indexed Bond Portfolio[2]	4,822	836	N/A
MainStay VP IQ Hedge Multi-Strategy Portfolio[3]	50,610	629,013	754,498
MainStay VP Janus Henderson Balanced Portfolio	119,967	146,696	365,575
MainStay VP Large Cap Growth Portfolio	286,253	435,339	624,767
MainStay VP MacKay Common Stock Portfolio	726,519	567,052	615,992
MainStay VP MacKay Convertible Portfolio	35,907	38,442	37,626
MainStay VP MacKay Government Portfolio	152	1,214	1,290
MainStay VP MacKay Growth Portfolio	556,151	471,622	456,808
MainStay VP MacKay High Yield Corporate Bond Portfolio	5,085	9,234	5,631
MainStay VP MacKay International Equity Portfolio	699,432	733,355	495,658
MainStay VP MacKay Mid Cap Core Portfolio	1,242,769	796,103	819,943
MainStay VP MacKay S&P 500 Index Portfolio	64,788	51,155	53,545
MainStay VP MacKay Small Cap Core Portfolio	249,464	262,796	343,152
MainStay VP MacKay Unconstrained Bond Portfolio	93,654	62,386	39,228
MainStay VP Moderate Allocation Portfolio	814	3,031	1,904
MainStay VP Moderate Growth Allocation Portfolio	12,251	2,795	2,401
MainStay VP Mellon Natural Resources Portfolio[4]	330,749	160,980	384,651
MainStay VP PIMCO Real Return Portfolio	9,566	10,610	12,491
MainStay VP T. Rowe Price Equity Income Portfolio	91,433	154,804	185,592

1 Effective November 30, 2018, the MainStay VP MFS® Utilities Portfolio changed its name to MainStay VP Fidelity Institutional AM® Utilities Portfolio.

2 MainStay VP Indexed Bond Portfolio commenced operations on May 1, 2017. The amount shown for the year ended December 31, 2017 is for the period since inception.

3 Effective November 30, 2018, the MainStay VP IQ Hedge Multi-Strategy Portfolio assumed the prior accounting history of the MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, the information provided prior to that date is that of the MainStay VP Absolute Return Multi-Strategy Portfolio. Prior to that effective January 15, 2016, the MainStay VP Marketfield Portfolio changed its name to MainStay VP Absolute Return Multi-Strategy Portfolio.

4 Effective November 30, 2018, the MainStay VP VanEck Global Hard Assets Portfolio changed its name to MainStay VP Mellon Natural Resources Portfolio.

Material differences in the dollar amount of brokerage commissions paid by certain Portfolios over the last three fiscal years resulted from increases or decreases in the volume of trading activity. Certain Portfolios were reorganized or repositioned and as a result saw additional changes in brokerage commissions.

The following tables show the dollar amount of brokerage commissions paid to brokers that provided research services and the dollar amount of the transactions during the fiscal year ended December 31, 2018. The Funds pay brokerage commissions to various full-service brokers for both execution services and research services. However, because the commissions paid to these full-service brokers are not segregated by the part of the fee attributable to execution and the part attributable to research, the foregoing numbers represent fees paid for both execution services and research services.

125

	TOTAL AMOUNT OF TRANSACTIONS WHERE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH SERVICES	TOTAL BROKERAGE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH
MainStay VP Balanced Portfolio	$ 568,409,169	$ 290,837
MainStay VP Cushing Renaissance Advantage Portfolio	385,683,018	539,860
MainStay VP Emerging Markets Equity Portfolio	397,928,039	314,449
MainStay VP IQ Hedge Multi-Strategy Portfolio[1]	81,852,588	26,246
MainStay VP Janus Henderson Balanced Portfolio	378,083,753	107,654
MainStay VP Large Cap Growth Portfolio	1,178,679,167	284,843
MainStay VP MacKay Common Stock Portfolio	1,484,325	717,413
MainStay VP MacKay Growth Portfolio	968,512,139	502,989
MainStay VP MacKay International Equity Portfolio	468,454,291	699,602
MainStay VP MacKay Mid Cap Core Portfolio	3,452,003,095	1,242,769
MainStay VP MacKay Small Cap Core Portfolio	506,100,448	247,644
MainStay VP Mellon Natural Resources Portfolio	887,416,512	462,512
MainStay VP T. Rowe Price Equity Income Portfolio[2]	197,233,222	38,934

1 Effective November 30, 2018, the MainStay VP IQ Hedge Multi-Strategy Portfolio assumed the prior accounting history of the MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, the information provided prior to that date is that of the MainStay VP Absolute Return Multi-Strategy Portfolio. Prior to that effective January 15, 2016, the MainStay VP Marketfield Portfolio changed its name to MainStay VP Absolute Return Multi-Strategy Portfolio.

2 T. Rowe Price and its affiliates, other than T. Rowe Price International, Ltd, may obtain third-party research from broker-dealers or independent research providers by entering into Commission Sharing Arrangements (CSAs). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades for its client accounts will be allocated to one or more research providers, as directed by T. Rowe Price, as payment for research. The use of CSAs allows T. Rowe Price to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer (for equity transactions of behalf of the Price Funds and other client accounts), and then periodically direct the broker-dealer to pay third-party research providers for research. All such uses of CSAs by T. Rowe Price shall be subject to best execution obligations.

As of December 31, 2018, the following Portfolios held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

PORTFOLIO	BROKER-DEALER	MARKET VALUE
MainStay VP Balanced Portfolio	Bank of America Corp.	$ 3,706,312
	State Street Corp.	3,040,587
	JPMorgan Chase & Co.	2,857,104
	Citigroup, Inc.	2,273,621
	Goldman Sachs Group Inc. (The)	1,375,132
	UBS Securities	1,253,595
	Credit Suisse First Boston	858,690
	Bank of New York	539,940
	Toronto Dominion Bank	296,782
MainStay VP Bond Portfolio	Goldman Sachs Group Inc. (The)	12,297,385
	Citigroup, Inc.	11,039,590
	JPMorgan Chase & Co.	9,356,384
	Bank of America Corp.	4,398,961
	Credit Suisse First Boston	2,905,793
	UBS Securities	2,303,713
MainStay VP MacKay Common Stock Portfolio	State Street Corp.	17,310,322
	JPMorgan Chase & Co.	11,050,584
	Bank of America Corp.	8,150,764
	Citigroup, Inc.	6,026,882
	Bank of New York	224,006
MainStay VP MacKay Convertible Portfolio	Bank of America Corp.	21,633,180
MainStay VP MacKay Government Portfolio	Citigroup, Inc.	150,930
MainStay VP MacKay High Yield Corporate Bond Portfolio	State Street Corp.	88,344,800
	Jefferies Financial Group, Inc.	6,152,125
MainStay VP Income Builder Portfolio	Bank of America Corp.	5,226,830
	Citigroup, Inc.	4,855,889
	Goldman Sachs Group Inc. (The)	4,802,713

126

PORTFOLIO	BROKER-DEALER	MARKET VALUE
	Toronto Dominion Bank	3,109,174
	JPMorgan Chase & Co.	2,535,584
	Bank of New York	1,012,763
	State Street Corp.	907,318
	Barclays Bank PLC	769,946
MainStay VP Indexed Bond Portfolio	Goldman Sachs Group Inc. (The)	3,973,138
	Citigroup, Inc.	2,977,670
	Royal Bank of Canada	2,621,720
	Bank of America Corp.	2,392,486
	JPMorgan Chase & Co.	1,747,968
	Bank of New York	1,091,097
	Toronto Dominion Bank	440,613
	State Street Corp.	359,196
	Credit Suisse First Boston	328,731
	Barclays Bank PLC	247,551
MainStay VP Janus Henderson Balanced Portfolio	Toronto Dominion Bank	10,251,049
	Barclays Bank PLC	4,316,272
	Citigroup, Inc.	3,287,591
	Bank of America Corp.	10,809,856
	Goldman Sachs Group Inc. (The)	1,946,450
	JPMorgan Chase & Co.	4,489,545
MainStay VP PIMCO Real Return Portfolio	Barclays Bank PLC	2,224,067
	Bank of Montreal	2,783,263
	Deutsche Bank A.G.	1,368,854
	Goldman Sachs Group Inc. (The)	1,306,098
	RBC Capital Markets	878,943
	UBS Securities	799,562
	Toronto Dominion Bank	738,351
	Citigroup, Inc.	511,737
	Bank of America Corp.	404,299
	Credit Suisse First Boston	297,811
MainStay VP MacKay S&P 500 Index Portfolio	JPMorgan Chase & Co.	28,690,128
	Bank of America Corp.	19,881,967
	Citigroup, Inc.	11,239,702
	Goldman Sachs Group Inc. (The)	5,107,220
	Bank of New York	3,812,199
	State Street Corp.	2,106,727
	Jefferies Financial Group, Inc.	431,378
MainStay VP T. Rowe Price Equity Income Portfolio	JPMorgan Chase & Co.	23,704,577
	State Street Corp.	8,457,687
	Citigroup, Inc.	5,226,355
	Bank of New York	4,777,605
	Bank of America Corp.	556,864
MainStay VP U.S. Government Money Market Portfolio	RBC Capital Markets	41,084,000
	Bank of America Corp.	25,000,000
	Toronto Dominion Bank	25,000,000
	Bank of Montreal	25,000,000
MainStay VP MacKay Unconstrained Bond Portfolio	Bank of America Corp.	26,565,312

127

PORTFOLIO	BROKER-DEALER	MARKET VALUE
	Citigroup, Inc.	23,796,255
	Goldman Sachs Group Inc. (The)	17,339,213
	JPMorgan Chase & Co.	17,067,002
	Barclays Bank PLC	8,726,998
	Bank of New York	6,963,376
	RBC Capital Markets	3,815,748
MainStay VP MacKay Mid Cap Core Portfolio	State Street Corp.	23,806,427
MainStay VP Balanced Portfolio	Bank of America Corp.	3,706,312
	State Street Corp.	3,040,587

No commission payments were made to Affiliated Brokers in the fiscal years ended December 31, 2018, December 31, 2017 or December 31, 2016.

A Portfolio's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for a Portfolio will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of an equity-oriented Portfolio, or other transactional expenses which must be borne, directly or indirectly, by the Portfolio and, ultimately, by the Portfolio's shareholders. During the most recently completed fiscal year, certain Portfolios were reorganized or repositioned and as a result had higher levels of portfolio turnover. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Portfolio which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

Because the Manager does not expect to reallocate the assets of the MainStay VP Asset Allocation Portfolios among the Underlying Portfolios/Funds on a frequent basis, the portfolio turnover rate for those Portfolios is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the MainStay VP Asset Allocation Portfolios indirectly bear the expenses associated with the portfolio turnover of the Underlying Portfolios/Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Portfolio/Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.

NET ASSET VALUE

The Fund determines the NAV per share of each Portfolio on each day the New York Stock Exchange (the “NYSE") is open for regular trading. NAV per share is calculated as of the close of the NYSE (usually 4:00 pm Eastern time) for each class of shares of each Portfolio by dividing the current market value (amortized cost, in the case of the MainStay VP U.S. Government Money Market Portfolio) of the total Portfolio assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class of the Portfolio that are issued and outstanding. With respect to any portion of a Portfolio's assets that are invested in one or more Underlying Portfolios/Funds, the Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios/Funds.

The value of a Portfolio's other investments are generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. Subsequently, the value of securities of a MainStay VP Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

SECURITIES LENDING

Pursuant to an agreement between the MainStay Group of Funds and State Street Bank and Trust Company (“State Street”), the Portfolios may lend their portfolio securities to certain qualified borrowers. As securities lending agent for the Portfolios, State Street administers the Portfolios' securities lending program. The services provided to the Portfolios by State Street with respect to the Portfolios' securities lending activities during the most recent fiscal year included, among other things: locating approved borrowers and arranging loans; collecting fees and rebates due to a Portfolio from a borrower; monitoring daily the value of the loaned securities and collateral and marking to market the daily value of securities on loan; collecting and maintaining necessary collateral; managing qualified dividends; negotiating loan terms; selecting securities to be loaned; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; and arranging for return of

128

loaned securities to a Portfolio at loan termination and pursuing contractual remedies on behalf of the lending Portfolio if a borrower defaults on a loan.

For the fiscal year ended December 31, 2018, it is estimated that the following Portfolios earned income and incurred costs and expenses as a result of their securities lending activities and the receipt of related services:

SECURITIES LENDING	GROSS INCOME	REVENUE SPLIT	CASH COLLATERAL MANAGEMENT FEES	ADMINISTRATIVE FEES	INDEMNIFICATION FEES	REBATES PAID TO BORROWERS	OTHER FEES	TOTAL COST	NET INCOME
MainStay VP Balanced Portfolio	$8,315	$0	$1,247	$0	$0	$0	$0	$1,247	$7,068
MainStay VP Cushing Renaissance Advantage Portfolio	165,173	0	24,779	0	0	0	0	24,779	140,394
MainStay VP Eagle Small Cap Growth Portfolio	220,422	0	33,134	0	0	0	0	33,134	187,288
MainStay VP Emerging Markets Equity Portfolio	45,856	0	6,897	0	0	0	0	6,897	38,959
MainStay VP Epoch U.S. Equity Yield Portfolio	10,545	0	1,582	0	0	0	0	1,582	8,963
MainStay VP Fidelity Institutional AM® Utilities Portfolio	635,969	0	95,396	0	0	0	0	95,396	540,573
MainStay VP Floating Rate Portfolio	6,416	0	962	0	0	0	0	962	5,454
MainStay VP Income Builder Portfolio	89,589	0	13,439	0	0	0	0	13,439	76,150
MainStay VP Indexed Bond Portfolio	22,672	0	3,401	0	0	0	0	3,401	19,271
MainStay VP IQ Hedge Multi-Strategy Portfolio	71,275	0	10,688	0	0	0	0	10,688	60,587
MainStay VP Janus Henderson Balanced Portfolio	224	0	34	0	0	0	0	34	190
MainStay VP MacKay Common Stock Portfolio	26,116	0	3,918	0	0	0	0	3,918	22,198
MainStay VP MacKay Convertible Portfolio	657,658	0	98,651	0	0	0	0	98,651	559,007
MainStay VP MacKay Growth Portfolio	13,622	0	2,043	0	0	0	0	2,043	11,579
MainStay VP MacKay High Yield Corporate Bond Portfolio	71,728	0	10,759	0	0	0	0	10,759	60,969
MainStay VP MacKay International Equity Portfolio	56,514	8,477	0	0	0	0	0	8,477	48,037
MainStay VP MacKay Mid Cap Core Portfolio	198,115	29,717	0	0	0	0	0	29,717	168,398
MainStay VP MacKay S&P 500 Index Portfolio	6,322	948	0	0	0	0	0	948	5,374
MainStay VP MacKay Small Cap Core Portfolio	107,798	16,171	0	0	0	0	0	16,171	91,627
MainStay VP MacKay Unconstrained Bond Portfolio	5,071	761	0	0	0	0	0	761	4,310
MainStay VP Mellon Natural Resources Portfolio	24,882	3,732	0	0	0	0	0	3,732	21,150
MainStay VP T. Rowe Price Equity Income Portfolio	77,945	11,692	0	0	0	0	0	11,692	66,253

During the most recent fiscal year end, none of the other Portfolios covered in this SAI engaged in securities lending activities and, as a result, did not earn income or incur costs or expenses associated with such activities.

HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of the MainStay VP U.S. Government Money Market Portfolio are valued at their amortized cost (in accordance with the Fund's Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as

129

determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Portfolio may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the MainStay VP U.S. Government Money Market Portfolio may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the MainStay VP U.S. Government Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he or she purchased shares of the Portfolio on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

The Board has also established procedures designed to stabilize, to the extent reasonably possible, the MainStay VP U.S. Government Money Market Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the MainStay VP U.S. Government Money Market Portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Portfolio's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

The extent of deviation between the MainStay VP U.S. Government Money Market Portfolio's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds one-half of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

Under the general oversight of the Board, the Manager, in conjunction with the Subadvisors, will monitor the valuations used by each Portfolio, the adequacy and the reliability of the sources used to obtain prices, and the application of the procedures.

The Portfolios' valuation procedures permit the Portfolios to use a variety of valuation methodologies in connection with valuing the Portfolios' investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. Neither the description of the Portfolios' valuation procedures in the Prospectuses and the shareholder reports, nor the following information is intended to reflect an exhaustive list of the methodologies a Portfolio may use to value its investments. The methodologies summarized in the Prospectuses, the shareholder reports and below may not represent the specific means by which a Portfolio's investments are valued on any particular business day.

Portfolio securities of each of the other Portfolios are valued:

1. By appraising common and preferred stocks that are traded on the NYSE or other exchanges and the National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price as provided by a recognized pricing agent selected by a Portfolio’s Manager or Subadvisor. (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

2. By appraising OTC common and preferred stocks quoted on the NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

3. By appraising OTC and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Portfolio's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

4. By appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker/dealer, selected by the Manager, in consultation with a Portfolio's Subadvisor, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by a Portfolio's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

5. By appraising short-term debt securities with a remaining maturity of 60 days or less using the amortized cost method of valuation when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors;

6. By appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

7. By appraising OTC options at the price obtained from the appropriate option pricing model on Bloomberg or other comparable service as established by the Manager;

130

8. By appraising forward foreign currency exchange contracts held by the Portfolios at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations;

9. By appraising swaps at a price provided daily by an independent pricing source or if an independent pricing source is not available, they will be valued by the Manager using market-based prices provided by independent pricing sources or broker-dealer bid quotations. Centrally cleared swaps will be valued using prices determined by the relevant exchange, if applicable;

10. Securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board; and

11. Investments in mutual funds are valued at their NAV at the close of business each day.

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Portfolios reserve the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a NAV as of, the normally scheduled close of regular trading on NYSE for that day, so long as New York Life Investments believes there remains an adequate market to meet purchase and redemption orders for that day. A Portfolio reserves the right to close, and therefore not accept purchase and redemption orders or calculate a NAV for that day, if the primary trading markets of the Portfolio’s portfolio instruments are closed (such as additional holidays on which such markets are closed) and the Portfolio’s management believes that there is not an adequate market to meet purchase or redemption requests on such day. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Portfolio reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a NAV as of such earlier closing time.

Floating rate loans, in which the MainStay VP Floating Rate Portfolio primarily invests, are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an OTC secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities. Typically floating rate loans (and other debt obligations, such as collateralized debt obligations and collateralized loan obligations) are valued using information provided by an independent third party pricing agent.

With respect to prices supplied by a pricing agent, these prices are generally based on, among other things, as applicable, benchmark yields, observed transactions, bids, offers, quotations from dealers and electronic trading platforms, the new issue market, credit, interest rate and liquidity conditions, spreads and other observations for the specific security and comparable securities. Prior to utilizing a new pricing agent that provides prices for portfolio securities, the Manager will review the valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices. After such review, the Manager will recommend the use of a pricing agent, if appropriate. The Valuation Committee and the Board must approve a new pricing agent prior to use. On an ongoing basis, the Manager and the Subadvisors review the process used by each pricing agent, including the pricing agent’s valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices, the frequency of updating its prices, the controls at the pricing agent to ensure that its procedures are followed, and the documentation setting forth any matrix pricing or other analytical processes used to derive prices. In situations where a pricing agent cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, such security is fair valued in accordance with policies established by the Board.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. For financial accounting purposes, the Portfolio recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Portfolio is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Portfolio’s NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in a Portfolio's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Portfolio's NAV should be made because intervening events have caused the Portfolio's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios will be allocated in

131

proportion to the NAVs of the respective Portfolios except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

PURCHASE AND REDEMPTION OF SHARES

The Portfolios generally offer their shares to NYLIAC for allocation to NYLIAC's Separate Accounts. However, shares of each Portfolio, except the MainStay VP Balanced and MainStay VP Income Builder Portfolios, are also offered to the MainStay VP Asset Allocation Portfolios. Each MainStay VP Asset Allocation Portfolio is structured as a "fund of funds" which means that it pursues its investment goal by investing its assets in Initial Class shares of a combination of the Portfolios. Shares of the Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies.

The Separate Accounts are used to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios may be sold to NYLIAC Separate Accounts funding both variable annuity contracts and variable universal life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Fund currently does not foresee any disadvantages to owners arising from offering the Fund's shares to Separate Accounts funding both variable universal life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. However, the Board and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable universal life policy owners. The Board will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices. The Portfolios do not presently intend to offer their shares directly to the public.

The Fund is required to redeem all full and fractional shares of the Fund for cash. The redemption price is the NAV per share next determined after the receipt of proper notice of redemption.

The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the NYSE is restricted as determined by the SEC or when such exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Portfolio's securities or determination of the NAV of each Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

Under current rules governing money market funds, the MainStay VP U.S. Government Money Market Portfolio may suspend redemptions pursuant to Rule 2a-7 under the 1940 Act (as described in the Prospectus) and as part of a liquidation of the Portfolio. The Portfolio may suspend redemptions if (i) (a) the Portfolio (at the end of a business day) has invested less than ten percent of its total assets in “weekly liquid assets” or (b) the Portfolio’s price per share, as computed for the purpose of distribution, redemption and repurchase (rounded to the nearest one percent), has deviated from the stable price established by the Board or the Board, including a majority of the Independent Trustees, determines that such a deviation is likely to occur and (ii) the Board, including a majority of the Independent Trustees, irrevocably has approved the liquidation of the Portfolio. The Portfolio must first notify the SEC of a suspension of redemptions in connection with its liquidation.

Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the respective Manager or Subadvisor. However, if such other Portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

Certain of the Portfolios have entered into a committed line of credit with The Bank of New York Mellon as agent, and various other lenders from whom a Portfolio may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Portfolios experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Portfolios intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

The Board has determined that, as a “government money market fund,” the MainStay VP U.S. Government Money Market Portfolio is not subject to liquidity fees and/or redemption gates on redemptions. The Board has reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders were provided with specific advance notice of the change.

TAX INFORMATION

Special tax rules apply to life insurance companies as well as variable life and variable annuity contracts. Please refer to the prospectus for the applicable insurance policy or consult your tax advisor for any further information concerning federal income tax matters with respect to the Portfolios. The discussion herein is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and

132

administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal, state, local and foreign tax aspects of an investment in a Portfolio.

Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes, and has either elected or intends to elect to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code. If each Portfolio qualifies as a “regulated investment company” and complies with the appropriate provisions of the Internal Revenue Code, each Portfolio generally will be relieved of federal income tax on the amounts distributed.

To qualify for treatment as a regulated investment company, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies (i.e., the “Gross Income Test”); (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that the Portfolio controls and that are engaged in the same or similar trades or businesses or related trades or businesses, or in certain publicly traded partnerships (i.e. “the Diversification Test”); and (c) distribute dividends in each taxable year of an amount at least equal to 90% of the sum of its investment company taxable income and its net tax-exempt interest income, determined without regard to any deduction for dividends paid.

If a Portfolio does not meet all of these Internal Revenue Code requirements, it will be subject to tax as an ordinary corporation and its distributions (to the extent of available earnings and profits) to shareholders generally will be characterized as ordinary dividend income (except to the extent a shareholder is exempt from tax) to the extent of the Portfolio’s current and accumulated earnings and profits.

Generally, in order to avoid the imposition of a 4% non-deductible excise tax, each Portfolio must distribute to its shareholders during the calendar year the following amounts:

• 98% of the Portfolio’s ordinary income taking into account certain deferrals and elections for the calendar year;

• 98.2% of the Portfolio’s capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), adjusted for certain ordinary losses, all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

• any undistributed ordinary income or capital gain net income for any prior year on which the Portfolio did not incur corporate income tax in such prior year.

The excise tax generally is inapplicable to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although the Portfolios generally are not subject to the excise tax, to the extent any Portfolio is subject to the excise tax, the intention is to make distributions required to avoid the imposition of such a tax.

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Internal Revenue Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Internal Revenue Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) of the Internal Revenue Code and the regulations treat the assets of a Portfolio as assets of the related separate account, the Portfolios intend to comply with the guidelines. These regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) of the Internal Revenue Code provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Internal Revenue Code are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Failure by a Portfolio to either qualify as a regulated investment company or satisfy these diversification requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the IRS based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject a Portfolio to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders. Moreover, if a Portfolio failed to qualify as a Regulated Investment Company (“RIC”) for a period greater than two taxable years, the Portfolio may be required to recognize any built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if we had been liquidated) if such Portfolio qualifies as a RIC in a subsequent year.

133

A Portfolio that receives dividend income from U.S. sources will annually report certain amounts of its dividends paid as eligible for the dividends received deduction, and a Portfolio incurring foreign taxes will elect to pass-through allowable foreign tax credits. The benefits, which may be potentially material, of these reports and elections will inure only to the insurance company that issued the variable contract and will not be shared with the contract holders.

The diversification requirements relating to the qualification of a Portfolio as a regulated investment company may limit the extent to which a Portfolio will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Portfolio were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Portfolio's ability to qualify as a regulated investment company might be affected. If a Portfolio fails to satisfy either the Gross Income Test or any Diversification Test in any taxable year, the Portfolio may be eligible for relief under certain provisions of the Internal Revenue Code if the failure is due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each such failure. In addition, relief may be available to a Portfolio under the Internal Revenue Code for certain de minimis failures of any Diversification Test where the Portfolio corrects the failure within a specified period of time. If a Portfolio fails to qualify as a regulated investment company in any taxable year and if the relief provisions are not available, the Portfolio would be subject to an entity-level federal income tax at regular rates on its taxable income, without any deduction that would otherwise be available for dividends distributed to shareholders.

The Treasury Department may issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

In the event that rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that a Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

The discussion of “Taxes” in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Internal Revenue Code and U.S. Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Internal Revenue Code and these regulations, as well as the current interpretations thereof, may be changed at any time, sometimes with retroactive effect.

Federal Income Tax Capital Loss Carryforwards

Net capital losses incurred in taxable years beginning after December 22, 2010 may be carried forward without limitation, and will retain the character as a short- or long-term capital loss. However, for net capital losses incurred in tax years beginning prior to December 22, 2010, a Portfolio is only permitted to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during the eight taxable year period following the taxable year of the loss, and such loss will be treated as a short-term capital loss in the taxable year to which it is carried. Accordingly, no capital gains distribution is expected to be paid to an affected Portfolio’s shareholders until net gains have been realized in excess of such amounts. The Portfolios cannot carry back or carry forward any net operating losses. As of December 31, 2018, the following Portfolios had capital loss carryforwards approximating the amount indicated for federal income tax purposes, expiring in the taxable year indicated:

134

PORTFOLIO	AVAILABLE THROUGH	SHORT-TERM CAPITAL LOSS AMOUNTS (000’s)	LONG-TERM CAPITAL LOSS AMOUNTS (000’s)
MainStay VP Cushing Renaissance Advantage Portfolio	Unlimited	$ 8,631	$ -
MainStay VP Bond Portfolio	Unlimited	5,454	4,502
MainStay VP Emerging Markets Equity Portfolio	Unlimited	50,978	-
MainStay VP Floating Rate Portfolio	Unlimited	66	19,089
MainStay VP Income Builder Portfolio	Unlimited	2,318	-
MainStay VP Indexed Bond Portfolio	Unlimited	677	823
MainStay VP IQ Hedge Multi-Strategy Portfolio[1]	Unlimited	72,815	119
MainStay VP MacKay Government Portfolio	Unlimited	1,624	4,693
MainStay VP MacKay High Yield Corporate Bond Portfolio	Unlimited	10,194	46,478
MainStay VP MacKay Unconstrained Bond Portfolio	Unlimited	7,760	31,860
MainStay VP PIMCO Real Return Portfolio	Unlimited	26,573	50,008
MainStay VP Mellon Natural Resources Portfolio[2]	Unlimited	17,883	201,677
MainStay VP U.S. Government Money Market Portfolio	Unlimited	0[3]	-

1 Effective November 30, 2018, the MainStay VP IQ Hedge Multi-Strategy Portfolio assumed the prior accounting history of the MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, the information provided prior to that date is that of the MainStay VP Absolute Return Multi-Strategy Portfolio.

2 Effective November 30, 2018, the MainStay VP VanEck Global Hard Assets Portfolio changed its name to the MainStay VP Mellon Natural Resources Portfolio.

3 Amount is less than $1,000.

The following Portfolios utilized capital loss carryforwards during the taxable year ended December 31, 2018:

MainStay VP Conservative Allocation Portfolio	$1,328,676
MainStay VP Cushing Renaissance Advantage Portfolio	5,314,086
MainStay VP Emerging Markets Equity Portfolio	10,691,472
MainStay VP MacKay High Yield Corporate Bond Portfolio	14,357,006
MainStay VP U.S. Government Money Market Portfolio	126

Tax Considerations with Respect to MLP Investments

MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for U.S. federal income tax purposes. A corporation is subject to U.S. federal income tax on its income, and, to the extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are subject to U.S. federal income tax on such dividends. For this reason, it is said that corporate income is subject to tax at two levels. Unlike a corporation, a MLP is generally treated for U.S. federal income tax purposes as a partnership, which means that it is not subject to U.S. federal income tax at the partnership entity level. A partnership’s net income (loss) and net gains (losses) are considered earned or incurred, as appropriate, by all of its partners and are generally allocated among all the partners in proportion to their equity interests in the partnership. Each partner is generally subject to tax on its share of the partnership’s net income and net gains regardless of whether the partnership distributes cash to the partners. All the other items (such as losses, deductions and expenses) that go into determining taxable income and tax owed are passed through to the partners as well. Partnership income is thus said to be subject to tax only at one level — at partner-level.

The Internal Revenue Code generally requires a partnership considered a “publicly-traded partnership” under the Internal Revenue Code to be subject to tax as a corporation for U.S. federal income tax purposes. If, however, a partnership satisfies certain requirements, the partnership will be subject to tax as a partnership for U.S. federal income tax purposes. Such partnerships are referred to herein as MLPs. Under these requirements, a MLP is required to receive 90% of its gross income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or carbon dioxide. Many MLPs today are in energy, timber or real estate related (including mortgage securities) businesses.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A distribution from a MLP is not itself taxable to an investor (because income of the MLP is considered to have been earned by its investors even if not distributed) to the extent of the investor’s basis in its MLP interest and is treated as income or gain to the extent the distribution exceeds the investor’s basis (see the general description below as to how a MLP investor’s basis is calculated) in the MLP.

To the extent that a Portfolio invests in the equity securities of a MLP, the Portfolio will be a limited partner in such MLP. Accordingly, the Portfolio will be required to include in its taxable income such Portfolio’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Portfolio. Based upon a review of the historic results of the type of MLPs

135

in which certain Portfolios intend to invest, the Portfolios expect that the cash distributions they will receive with respect to their investments in equity securities of MLPs will exceed the taxable income allocated to each such Portfolio from such MLPs. No assurance, however, can be given in this regard.

Each Portfolio will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of a MLP equal to the difference between the amount realized by a Portfolio on the sale, exchange or other taxable disposition and the Portfolio’s adjusted tax basis in such equity security. The amount realized by a Portfolio generally will be the amount paid by the purchaser of the equity security plus the Portfolio’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. Each Portfolio’s tax basis in its equity securities in a MLP is generally equal to the amount the Portfolio paid for the equity securities, (x) increased by the Portfolio’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Portfolio’s allocable share of the MLP’s net losses and any distributions received by the Portfolio from the MLP. Although any distribution by a MLP to a Portfolio in excess of the Portfolio’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Portfolio, such distribution will increase the amount of income or gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Portfolio. If a Portfolio is required to sell equity securities of a MLP to meet redemption requests, the Portfolio may recognize ordinary income and/or gain for U.S. federal income tax purposes in excess of any cash available for distribution to Portfolio shareholders. Each Portfolio’s investments in partnerships, including MLPs, may result in such Portfolio being subject to additional state, local, or foreign income, franchise or withholding tax liabilities.

OTHER INFORMATION

The Fund is an open-end management investment company (or mutual fund) formed as a Delaware statutory trust on February 1, 2011. The Fund has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of the Fund are fully paid, non-assessable, redeemable, and freely transferrable, subject to any limitations set forth in the Prospectus and this SAI.

Each issued and outstanding share in a class of a Portfolio is entitled to participate equally in dividends and distributions declared by the Fund with respect to such Portfolio and class. Shares of each class of a Portfolio will have a pro rata interest in the assets of the Portfolio to which the shares of that class relate and will have no interest in the assets of any other Portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular Portfolio or to a particular class of shares of a Portfolio (such as fees for Independent Trustees or extraordinary legal fees), they will be allocated to each class on the basis of relative net assets or otherwise as determined by the Board. In the unlikely event that any Portfolio incurs liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio or class on matters affecting an individual Portfolio or a particular class of shares issued by a Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

The Board has decided not to hold routine annual shareholders' meetings. Special shareholders' meetings will be called whenever one or more of the following is required to be acted on by shareholders pursuant to the 1940 Act: (i) election of Trustees; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lesser role in governing the business of the Fund.

NYLIAC, the MainStay VP Asset Allocation Portfolios and other variable annuity and variable life insurance policies issued by participating insurance companies are the legal owners of the shares and as such have the right to vote to elect the Board of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent of current applicable law, NYLIAC and the MainStay VP Asset Allocation Portfolios will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners of Policies that are publicly offered. The current prospectuses for the Policies more fully describe voting rights of these Owners.

The following organizational changes have occurred since January 1, 2014:

• MainStay VP DFA / DuPont Emerging Markets Equity Portfolio changed its name to MainStay VP Emerging Markets Equity Portfolio, effective November 14, 2014;

• MainStay VP Cushing Renaissance Advantage Portfolio commenced operations on May 1, 2015;

• MainStay VP Marketfield Portfolio changed its name to MainStay VP Absolute Return Multi-Strategy Portfolio on January 15, 2016;

• MainStay VP U.S. Small Cap Portfolio changed its name to MainStay VP Epoch U.S. Small Cap Portfolio, effective May 1, 2016;

• MainStay VP Van Eck Global Hard Assets Portfolio changed its name to MainStay VP VanEck Global Hard Assets Portfolio, effective May 1, 2016;

• MainStay VP Small Cap Core Portfolio commenced operations on May 1, 2016;

• MainStay VP Cash Management Portfolio changed its name to MainStay VP U.S. Government Money Market Portfolio, effective August 26, 2016;

136

• MainStay VP ICAP Select Equity Portfolio changed its name to MainStay VP Epoch U.S. Equity Yield Portfolio, effective March 13, 2017;

• MainStay VP Indexed Bond Portfolio commenced operations on May 1, 2017;

• MainStay VP Janus Balanced Portfolio changed its name to MainStay VP Janus Henderson Balanced Portfolio, effective June 5, 2017;

• Effective May 1, 2018, the following name changes occurred:

Old Name	New Name
MainStay VP Common Stock Portfolio	MainStay VP MacKay Common Stock Portfolio
MainStay VP Convertible Portfolio	MainStay VP MacKay Convertible Portfolio
MainStay VP Cornerstone Growth Portfolio	MainStay VP MacKay Growth Portfolio
MainStay VP Government Portfolio	MainStay VP MacKay Government Portfolio
MainStay VP High Yield Corporate Bond Portfolio	MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP International Equity Portfolio	MainStay VP MacKay International Equity Portfolio
MainStay VP Mid Cap Core Portfolio	MainStay VP MacKay Mid Cap Core Portfolio
MainStay VP S&P 500 Index Portfolio	MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Small Cap Core Portfolio	MainStay VP MacKay Small Cap Core Portfolio
MainStay VP Unconstrained Bond Portfolio	MainStay VP MacKay Unconstrained Bond Portfolio

• MainStay VP IQ Hedge Multi-Strategy Portfolio commenced operations on September 10, 2018;

• MainStay VP VanEck Global Hard Assets Portfolio changed its name to MainStay VP Mellon Natural Resources Portfolio, effective November 30, 2018;

• MainStay VP MFS® Utilities Portfolio changed its name to MainStay VP Fidelity Institutional AM® Utilities Portfolio, effective November 30, 2018;

• Effective November 30, 2018, MainStay VP Absolute Return Multi-Strategy Portfolio merged into MainStay VP IQ Hedge Multi-Strategy Portfolio; and

• Effective April 30, 2019, MainStay VP Epoch U.S. Small Cap Portfolio merged into MainStay VP MacKay Small Cap Core Portfolio.

Special Considerations for the MainStay VP MacKay S&P 500 Index Portfolio. "Standard & Poor's," "S&P 500®," "S&P®," “S&P,” "Standard & Poor's 500®" and "S&P 500® Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by an affiliate of New York Life Investments, the Portfolio's Manager. S&P does not sponsor, endorse, sell or promote the Portfolio or represent the advisability of investing in the Portfolio.

The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio, or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly, or the ability of the S&P 500® Index, to track general stock market performance. S&P's only relationship to New York Life Investments is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which are determined, composed and calculated by S&P without regard to New York Life Investments or the Portfolio. S&P has no obligation to take the needs of New York Life Investments or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio, or in the determination or calculation of the equation by which the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by New York Life Investments, the shareholders of the Portfolio, or any other person or entity from the use of any S&P® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The inclusion of a security in an index in no way implies an opinion by S&P as to the attractiveness of that security as an investment.

Special Considerations for the MainStay IQ Hedge Multi-Strategy Portfolio

Shares of the MainStay VP IQ Hedge Multi-Strategy Portfolio are not sponsored, endorsed, sold or promoted by IndexIQ LLC. IndexIQ LLC makes no representation or warranty, express or implied, to the owners of the shares of the Portfolio or any member of the public regarding the advisability of

137

trading in the Portfolio. IndexIQ LLC has no obligation to take the needs of the owners of shares of the Portfolio into consideration in determining, composing or calculating the IQ Hedge Multi-Strategy Index (the “Underlying Index”).

IndexIQ LLC does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein and IndexIQ LLC shall have no liability for any errors, omissions, or interruptions, or therein. IndexIQ LLC makes no warranty, express or implied, as to the results to be obtained by Portfolio, owners of the shares of the Portfolio, or any other person or entity from the use of the Underlying Index or any data included therein. IndexIQ LLC makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall IndexIQ LLC have any liability for any lost profits or indirect, punitive, special or consequential damages (including loss profits), even if notified of the possibility of such damages.

Shareholder and Board Member Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the Fund shall be personally liable for the obligations of the Fund or of any series or class thereof except by reason of his or her own acts or conduct. The Declaration of Trust also provides for indemnification out of the assets of the applicable series of the Fund of any shareholder or former shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the Fund may, at its option, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon, except with respect to any claim that has been settled by the shareholder without prior written notice to, and consent of, the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Declaration of Trust states further that no Trustee or officer of the Fund, when acting in such capacity, shall be personally liable to any person other than the Fund or its shareholders for any act, omission or obligation of the Fund or any Trustee or officer of the Fund. The Declaration of Trust further provides that a Trustee or officer of the Fund shall not be personally liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that this does not include liability to the Fund or its shareholders to which the Trustee or officer would otherwise be subject by reason of such Trustee's or officer's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Registration Statements

This SAI and the Prospectus do not contain all the information included in the registration statements filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Transfer Agent

NYLIM Service Company, an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Service Class and Service 2 Class Shares of the MainStay VP MacKay Convertible Portfolio. NYLIM Service Company has its principal office and place of business at 30 Hudson Street, Jersey City, New Jersey 07302. Pursuant to its Transfer Agency and Service Agreement with the Trust dated April 11, 2016, NYLIM Service Company provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts.

NYLIM Service Company has entered into a Sub-Transfer Agency and Service Agreement with DST Asset Manager Solutions, Inc. (“DST”) located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 and pays to DST fees and expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, DST deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street and retains the interest earnings generated from these accounts. DST will perform certain of the services for which NYLIM Service Company is responsible.

In addition, the Trust or NYLIM Service Company or an affiliate may contract with other service organizations, including affiliates of NYLIM Service Company and broker/dealers and other financial institutions, to compensate them for providing sub-transfer agency and other administrative services with respect to beneficial owners of Service Class and Service 2 Class shares held through omnibus accounts.

Sub-Administrator

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900 provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Portfolios, maintaining general ledger and subledger accounts for the calculation of the Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

138

Custodian

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900, is custodian of cash and securities of the Fund and has subcustodial agreements for holding the Fund's foreign assets. For providing these services, State Street is compensated by the Portfolios.

Legal Counsel

Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1900 K Street, NW, Washington,

District of Columbia 20006.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP ("PwC"), 300 Madison Avenue, New York, New York 10017 has been selected as the independent registered public accounting firm of the Fund. PwC is responsible for auditing the annual financial statements of the Portfolios. The financial statements of the Portfolios included in the Fund's December 31, 2018 Annual Report, which are incorporated by reference in this SAI, have been incorporated in reliance on the report of PwC, the independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 29, 2019, the following persons owned of record or beneficially 5% or more of the Initial Class, Service Class and Service 2 Class shares of the following Portfolios. Any entity that owned 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio, as that term is defined in the 1940 Act. A shareholder who controls a Portfolio may be able to determine the outcome of a proposal submitted to the shareholders for approval, including changes to a Portfolio’s fundamental policies or the terms of the management agreement with the Manager or subadvisor.

Initial Class Shares

NAME OF PORTFOLIO	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT I	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT II	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT III	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT IV	NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT I
MainStay VP Balanced Portfolio					100.0%
MainStay VP Bond Portfolio			12.2%		10.5%
MainStay VP Conservative Allocation Portfolio					100.0%
MainStay VP Eagle Small Cap Growth Portfolio			16.6%	12.0%	17.8%
MainStay VP Emerging Markets Equity Portfolio					9.0%
MainStay VP Epoch U.S. Equity Yield Portfolio			18.1%		22.1%
MainStay VP Fidelity Institutional AM® Utilities Portfolio					50.4%
MainStay VP Floating Rate Portfolio					7.7%
MainStay VP Income Builder Portfolio	12.9%	19.0%	29.6%		32.9%
MainStay VP IQ Hedge Multi-Strategy Portfolio					97.5%
MainStay VP Janus Henderson Balanced Portfolio		9.2%	41.8%	5.9%	35.9%
MainStay VP Large Cap Growth Portfolio			13.3%		21.5%
MainStay VP MacKay Common Stock Portfolio	5.2%	8.6%	20.1%		28.3%
MainStay VP MacKay Convertible Portfolio		6.2%	34.1%		28.2%
MainStay VP MacKay Government Portfolio	7.8%	10.2%	47.3%		29.1%
MainStay VP MacKay Growth Portfolio	5.7%	10.0%	14.4%		34.6%
MainStay VP Growth Allocation Portfolio					100.0%
MainStay VP MacKay High Yield Corporate Bond Portfolio	7.3%	8.3%	34.9%		30.0%
MainStay VP MacKay International Equity Portfolio			12.4%		28.1%
MainStay VP MacKay Mid Cap Core Portfolio			10.7%		23.4%
MainStay VP MacKay S&P 500 Index Portfolio		6.8%	15.7%		34.5%
MainStay VP MacKay Small Cap Core Portfolio					12.9%
MainStay VP MacKay Unconstrained Bond Portfolio					17.8%
MainStay VP Mellon Natural Resources Portfolio			31.9%	53.8%	10.0%
MainStay VP Moderate Allocation Portfolio					100.0%
MainStay VP Moderate Growth Allocation Portfolio					100.0%
MainStay VP PIMCO Real Return Portfolio					21.0%
MainStay VP T. Rowe Price Equity Income Portfolio			9.8%		15.0%
MainStay VP U.S. Government Money Market Portfolio			20.6%	52.6%	10.1%

139

Initial Class Shares (Continued)

NAME OF PORTFOLIO	NYLIAC CSVUL SEPARATE ACCOUNT I	NYLIAC MFA SEPARATE ACCOUNT I	NYLIAC MFA SEPARATE ACCOUNT II	NYLIAC VLI SEPARATE ACCOUNT	NYLIAC CPPVUL SEPARATE ACCOUNT II
MainStay VP Bond Portfolio	15.4%				6.5%
MainStay VP Eagle Small Cap Growth Portfolio					5.2%
MainStay VP Epoch U.S. Equity Yield Portfolio	12.4%
MainStay VP Fidelity Institutional AM® Utilities Portfolio					44.8%
MainStay VP Floating Rate Portfolio					29.3%
MainStay VP Income Builder Portfolio	5.6%
MainStay VP MacKay Common Stock Portfolio		18.8%	8.4%	10.2%
MainStay VP MacKay High Yield Corporate Bond Portfolio	8.5%				6.5%
MainStay VP MacKay International Equity Portfolio	28.1%
MainStay VP MacKay Mid Cap Core Portfolio					5.0%
MainStay VP MacKay S&P 500 Index Portfolio	37.6%
MainStay VP U.S. Government Money Market Portfolio	7.1%				7.0%

Initial Class Shares (Continued)

NAME OF PORTFOLIO	MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO	MAINSTAY VP MODERATE ALLOCATION PORTFOLIO	MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO	MAINSTAY VP GROWTH ALLOCATION PORTFOLIO
MainStay VP Bond Portfolio	9.9%	26.1%	6.1%
MainStay VP Cushing Renaissance Advantage Portfolio	13.7%	23.3%	40.2%	21.4%
MainStay VP Eagle Small Cap Growth Portfolio		5.4%	21.3%	12.2%
MainStay VP Emerging Markets Equity Portfolio	8.6%	17.8%	36.7%	21.6%
MainStay VP Epoch U.S. Equity Yield Portfolio		7.2%	18.4%	11.3%
MainStay VP Floating Rate Portfolio	18.4%	16.4%	24.9%
MainStay VP Indexed Bond Portfolio	65.1%		34.6%
MainStay VP Large Cap Growth Portfolio		13.5%	24.2%	19.1%
MainStay VP MacKay Convertible Portfolio		7.8%	13.1%
MainStay VP MacKay Growth Portfolio		7.6%	13.1%	10.1%
MainStay VP MacKay International Equity Portfolio			12.1%	8.4%
MainStay VP MacKay Mid Cap Core Portfolio	5.3%	8.7%	25.4%	13.3%
MainStay VP MacKay Small Cap Core Portfolio	9.3%	12.7%	31.8%	29.0%
MainStay VP MacKay Unconstrained Bond Portfolio	13.6%		41.1%	27.5%
MainStay VP PIMCO Real Return Portfolio	16.6%		39.5%	22.9%
MainStay VP T. Rowe Price Equity Income Portfolio	5.0%	12.7%	31.6%	20.2%

Service Class Shares

NAME OF PORTFOLIO	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT III	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT IV
MainStay VP Balanced Portfolio	29.5%	68.4%
MainStay VP Bond Portfolio	27.6%	72.4%
MainStay VP Conservative Allocation Portfolio	33.8%	64.1%
MainStay VP Cushing Renaissance Advantage Portfolio	19.2%	80.2%
MainStay VP Eagle Small Cap Growth Portfolio	31.1%	67.6%
MainStay VP Emerging Markets Equity Portfolio	34.8%	65.2%
MainStay VP Epoch U.S. Equity Yield Portfolio	38.4%	61.6%
MainStay VP Fidelity Institutional AM® Utilities Portfolio	32.8%	65.0%
MainStay VP Floating Rate Portfolio	30.7%	68.0%
MainStay VP Income Builder Portfolio	28.5%	71.5%
MainStay VP Indexed Bond Portfolio	23.9%	75.6%
MainStay VP IQ Hedge Multi-Strategy Portfolio	17.5%	82.2%

140

NAME OF PORTFOLIO	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT III	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT IV
MainStay VP Janus Henderson Balanced Portfolio	28.4%	71.6%
MainStay VP Large Cap Growth Portfolio	24.0%	76.0%
MainStay VP MacKay Common Stock Portfolio	24.8%	75.2%
MainStay VP MacKay Convertible Portfolio	30.3%	69.7%
MainStay VP MacKay Government Portfolio	31.5%	68.5%
MainStay VP MacKay Growth Portfolio	45.7%	54.3%
MainStay VP Growth Allocation Portfolio	17.9%	81.4%
MainStay VP MacKay High Yield Corporate Bond Portfolio	28.6%	71.4%
MainStay VP MacKay International Equity Portfolio	31.0%	69.0%
MainStay VP MacKay Mid Cap Core Portfolio	34.0%	66.0%
MainStay VP MacKay S&P 500 Index Portfolio	28.2%	71.8%
MainStay VP MacKay Small Cap Core Portfolio	29.6%	69.4%
MainStay VP MacKay Unconstrained Bond Portfolio	20.9%	78.7%
MainStay VP Mellon Natural Resources Portfolio	31.9%	53.8%
MainStay VP Moderate Allocation Portfolio	31.0%	67.1%
MainStay VP Moderate Growth Allocation Portfolio	21.4%	77.6%
MainStay VP PIMCO Real Return Portfolio	23.5%	75.8%
MainStay VP T. Rowe Price Equity Income Portfolio	37.6%	62.4%
MainStay VP U.S. Government Money Market Portfolio	20.6%	52.6%

Service 2 Class Shares

NAME OF PORTFOLIO	NATIONWIDE LIFE INSURANCE COMPANY
MainStay VP MacKay Convertible Portfolio	100.0%

141

PART C. OTHER INFORMATION

Item 28.	EXHIBITS

a.	Declaration of Trust

1.	Amended and Restated Declaration of Trust, dated as of August 19, 2016 – Previously filed with Post-Effective Amendment No. 89 as Exhibit (a)(1) on September 12, 2016*

b.	By-Laws

1.	By-Laws of the Registrant dated December 15, 2010, as Amended and Restated June 4, 2015 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (b)(1) on May 2, 2016*

c.	Instruments Defining Rights of Security Holders

1.	See the Declaration of Trust and the By-Laws (see above)

d.	Investment Advisory Contracts

1.	Amended and Restated Management Agreement dated May 1, 2015 between the Registrant and New York Life Investment Management LLC – Previously filed with Post-Effective Amendment No. 80 as Exhibit (d)(1) on May 1, 2015*

a.	Amendment dated January 15, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (d)(1)(a) on May 2, 2016*

b.	Amendment dated May 1, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (d)(1)(b) on May 2, 2016*

c.	Amendment dated July 29, 2016 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(1)(c) on August 10, 2017*

d.	Amendment dated March 13, 2017 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(1)(d) on August 10, 2017*

e.	Amendment dated August 4, 2017 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(1)(e) on August 10, 2017*

f.	Amendment dated May 1, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (d)(1)(f) on September 10, 2018*

g.	Amendment dated September 10, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (d)(1)(g) on September 10, 2018*

h.	Amendment dated October 1, 2018 – Previously filed with Post-Effective Amendment No. 103 as Exhibit (d)(1)(h) on November 30, 2018*

i.	Amendment dated November 30, 2018 – Previously filed with Post-Effective Amendment No. 103 as Exhibit (d)(1)(i) on November 30, 2018*

j.	Form of Amendment dated May 1, 2019 - Filed herewith

2.

Subadvisory Agreement between New York Life Investment Management LLC and Epoch Investment Partners, Inc. dated March 31, 2017 – Previously filed as Exhibit (d)(2) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

a.	Amendment dated May 8, 2017 – Previously filed as Exhibit (d)(2) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

b.	Amendment dated February 28, 2019 - Filed herewith

c.	Amendment dated April 1, 2019 - Filed herewith

d.	Form of Amendment dated May 1, 2019 - Filed herewith

3.	Subadvisory Agreement dated January 1, 2018 between New York Life Investment Management LLC and MacKay Shields LLC – Previously filed with Post-Effective Amendment No. 97 as Exhibit (d)(3) on April 13, 2018*

a.	Amendment dated February 28, 2018 – Previously filed with Post-Effective Amendment No. 97 as Exhibit (d)(3)(a) on April 13, 2018*

b.	Amendment dated May 1, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (d)(3)(b) on September 10, 2018*

c.	Amendment dated May 22, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (d)(3)(c) on September 10, 2018*

d.	Amendment dated November 30, 2018 – Previously filed with Post-Effective Amendment No. 103 as Exhibit (d)(3)(d) on November 30, 2018*

e.	Amendment dated February 28, 2019 - Filed herewith

f.	Amendment dated April 1, 2019 - Filed herewith

g.	Form of Amendment dated May 1, 2019 - Filed herewith

4.	Subadvisory Agreement dated October 1, 2014 between New York Life Investment Management LLC and Winslow Capital Management LLC – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(6) on August 10, 2017*

a.	Amendment dated February 28, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (d)(6)(b) on May 2, 2016*

5.	Subadvisory Agreement dated January 20, 2012 between New York Life Investment Management LLC and Eagle Asset Management, Inc. – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(9) on April 11, 2012*

6.	Subadvisory Agreement dated May 30, 2017 between New York Life Investment Management LLC and Janus Capital Management LLC – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(8) on August 10, 2017*

7.	Subadvisory Agreement dated November 30, 2018 between New York Life Investment Management LLC and BNY Mellon Asset Management North America Corporation – Previously filed with Post-Effective Amendment No. 103 as Exhibit (d)(7) on November 30, 2018*

8.	Subadvisory Agreement dated February 3, 2012 between New York Life Investment Management LLC and Pacific Investment Management Company LLC – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(12) on April 11, 2012*

9.	Subadvisory Agreement dated February 13, 2012 between New York Life Investment Management LLC and T. Rowe Price Associates, Inc. – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(13) on April 11, 2012*

a.	Amendment dated October 1, 2018 – Previously filed with Post-Effective Amendment No. 103 as Exhibit (d)(9)(a) on November 30, 2018*

10.	Subadvisory Agreement dated November 30, 2018 between New York Life Investment Management LLC and FIAM LLC – Previously filed with Post-Effective Amendment No. 103 as Exhibit (d)(10) on November 30, 2018*

11.	Subadvisory Agreement dated November 15, 2017 between New York Life Investment Management LLC and Candriam Belgium – Amendment dated February 28, 2018 – Previously filed with Post-Effective Amendment No. 97 as Exhibit (d)(11) on April 13, 2018*

a.	Amendment dated February 28, 2018 – Amendment dated February 28, 2018 – Previously filed with Post-Effective Amendment No. 97 as Exhibit (d)(11)(a) on April 13, 2018*

b.	Amendment dated May 1, 2018 - Filed herewith

12.	Subadvisory Agreement dated May 1, 2015 between New York Life Investment Management LLC and Cushing Asset Management, LP – Previously filed with Post-Effective Amendment No. 89 as Exhibit (d)(15) on September 12, 2016*

a.	Amendment dated April 5, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (d)(15)(b) on May 2, 2016*

b.	Amendment dated May 1, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (d)(12)(b) on September 10, 2018*

c.	Amendment dated November 30, 2018 – Previously filed with Post-Effective Amendment No. 103 as Exhibit (d)(12)(c) on November 30, 2018*

13.	Subadvisory Agreement dated May 1, 2014 between New York Life Investment Management LLC and NYL Investors LLC – Previously filed with Post-Effective Amendment No. 80 as Exhibit (d)(17) on May 1, 2015*

a.	Amendment dated May 1, 2015 – Previously filed with Post-Effective Amendment No. 89 as Exhibit (d)(16)(a) on September 12, 2016*

b.	Amendment dated May 1, 2017 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(16)(b) on August 10, 2017*

14.	Subadvisory Agreement dated September 10, 2018 between New York Life Investment Management LLC and IndexIQ Advisors LLC – Previously filed with Post-Effective Amendment No. 101 as Exhibit (d)(15) on September 10, 2018*

e.	Underwriting Contracts

1.	Amended and Restated Distribution and Service Agreement dated May 1, 2016 (Service and Service 2) – Previously filed with Post-Effective Amendment No. 88 as Exhibit (e)(1) on May 2, 2016*

f.	Not Applicable

g.	Custodian Agreements

1.	Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2011 – Previously filed with Post Effective Amendment No. 9 as Exhibit (g)(1) to MainStay Funds Trust’s Registration Statement on February 28, 2011*

a.	First Amendment dated April 29, 2011 to the Amended and Restated Master Custodian Agreement– Previously filed with Post Effective Amendment No. 56 as Exhibit (g)(1)(a) on April 29, 2011*

b.	Amendment dated October 21, 2013 – Previously filed as Exhibit (g)(1)(a) to Post-Effective Amendment No. 73 to MainStay Funds Trust’s Registration Statement on February 27, 2015.*

c.	Amendment to Custodian Agreement dated June 18, 2015 – Previously filed as Exhibit (g)(1)(b) to Post-Effective Amendment No. 85 to MainStay Funds Trust’s Registration Statement on August 28, 2015.*

d.	Amendment dated December 22, 2015 – Previously filed as Exhibit (g)(1)(c) to Post-Effective Amendment No. 89 to MainStay Funds Trust’s Registration Statement on February 26, 2016.*

e.	Amendment dated February 29, 2016 (Retirement 2060) – Previously filed as Exhibit (g)(1)(d) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

f.	Amendment dated February 29, 2016 (Appendix) – Previously filed as Exhibit (g)(1)(e) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

g.	Amendments dated May 1, 2016 (VP US Small Cap & Small Cap Core) – Previously filed with Post-Effective Amendment No. 88 as Exhibit (g)(1)(g) on May 2, 2016*

h.	Amendment dated June 16, 2016 to the Master Custodian Agreement (appendix) – Previously filed as Exhibit (g)(1)(h) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

i.	Amendment dated June 17, 2016 to the Master Custodian Agreement (appendix) – Previously filed as Exhibit (g)(1)(i) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

j.	Amendment dated June 30, 2016 to the Master Custodian Agreement – Previously filed as Exhibit (g)(1)(j) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

k.	Amendment dated October 15, 2016 to the Master Custodian Agreement – Previously filed as Exhibit (g)(1)(k) to MainStay Funds Trust's Post-Effective Amendment No. 115 on August 10, 2017*

l.	Amendment dated March 13, 2017 to the Master Custodian Agreement – Previously filed as Exhibit (g)(1)(l) to MainStay Funds Trust's Post-Effective Amendment No. 115 on August 10, 2017*

m.	Amendment dated May 5, 2017 to the Master Custodian Agreement – Previously filed as Exhibit (g)(1)(m) to MainStay Funds Trust's Post-Effective Amendment No. 115 on August 10, 2017*

n.	Amendment dated August 30, 2017 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (g)(1)(n) on September 10, 2018*

o.	Amendment dated November 15, 2017 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (g)(1)(o) on September 10, 2018*

p.	Amendments dated February 28, 2018, May 22, 2018, July 2, 2018, September 10, 2018 and November 30, 2018 – Previously filed with Post-Effective Amendment No. 103 as Exhibit (g)(1)(p) on November 30, 2018*

q.	Amendment dated February 28, 2019 - Filed herewith

2.	Amended and Restated Master Delegation Agreement with State Street Bank and Trust Company dated January 1, 2011 – Previously filed with Post Effective Amendment No. 9 as Exhibit (g)(2) to MainStay Funds Trust’s Registration Statement on February 28, 2011*

a.	First Amendment dated April 29, 2011 to the Amended and Restated Master Delegation Agreement – Previously filed with Post-Effective No. 56 as Exhibit (g)(2)(a) on April 29, 2011*

b.	Amendment dated October 21, 2013 – Previously filed as Exhibit (g)(2)(a) to Post-Effective Amendment No. to MainStay Funds Trust’s Registration Statement on February 27, 2015.*

c.	Amendment to Delegation Agreement dated June 18, 2015 – Previously filed as Exhibit (g)(2)(b) to Post-Effective Amendment No. 85 to MainStay Funds Trust’s Registration Statement on August 28, 2015.*

d.	Amendment dated February 29, 2016 (Retirement 2060) – Previously filed as Exhibit (g)(2)(c) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

e.	Amendment dated February 29, 2016 (Appendix) – Previously filed as Exhibit (g)(2)(d) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

f.	Amendments dated May 1, 2016 (VP US Small Cap & Small Cap Core) – Previously filed with Post-Effective Amendment No. 88 as Exhibit (g)(2)(f) on May 2, 2016*

g.	Amendment dated June 16, 2016 to the Master Delegation Agreement (appendix) – Previously filed as Exhibit (g)(2)(g) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

h.	Amendment dated June 17, 2016 to the Master Delegation Agreement (appendix) – Previously filed as Exhibit (g)(2)(h) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

i.	Amendment dated June 30, 2016 to the Master Delegation Agreement – Previously filed as Exhibit (g)(2)(i) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

j.	Amendment dated October 15, 2016 to the Master Delegation Agreement – Previously filed as Exhibit (g)(2)(j) to MainStay Funds Trust's Post-Effective Amendment No. 115 on August 10, 2017*

k.	Amendment dated March 13, 2017 to the Master Delegation Agreement - Previously filed as Exhibit (g)(2)(k) to MainStay Funds Trust's Post-Effective Amendment No. 115 on August 10, 2017*

l.	Amendment dated May 5, 2017 to the Master Delegation Agreement – Previously filed as Exhibit (g)(2)(l) to MainStay Funds Trust's Post-Effective Amendment No. 115 on August 10, 2017*

m.	Amendment dated August 30, 2017 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (g)(2)(m) on September 10, 2018*

n.	Amendment dated November 15, 2017 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (g)(2)(n) on September 10, 2018*

o.	Amendments dated February 28, 2018, May 22, 2018, July 2, 2018, September 10, 2018 and November 30, 2018 – Previously filed with Post-Effective Amendment No. 103 as Exhibit (g)(2)(o) on November 30, 2018*

p.	Amendment dated February 28, 2019 - Filed herewith

h.	Other Material Contracts

1.	Amended and Restated Fund Participation Agreement between and among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc. and New York Life Investment Management LLC dated June 30, 2010 – Previously filed with Post-Effective Amendment No. 56 as Exhibit (h)(1) on April 29, 2011*

a.	Assignment and Amendment dated April 29, 2011 – Previously filed with Post-Effective Amendment No. 56 as Exhibit (h)(1)(a) on April 29, 2011*

b.	Addendum dated February 17, 2012 – Previously filed with Post-Effective Amendment No. 66 as Exhibit (h)(1)(b) on April 11, 2012*

c.	Amendment dated January 15, 2016 – Previously filed with Post-Effective Amendment No. 89 as Exhibit (h)(1)(c) on September 12, 2016*

d.	Amendment dated May 1, 2016 – Previously filed with Post-Effective Amendment No. 89 as Exhibit (h)(1)(d) on September 12, 2016*

2.	Form of Stock License Agreement relating to the use of the New York Life name and service marks – Previously filed as Exhibit (h)(2) to Post-Effective Amendment No. 28 as Exhibit (h)(2) filed on April 14, 2000*

3.	Master Administration Agreement between MainStay VP Series Fund, Inc. and New York Life Insurance and Annuity Corporation – Previously filed with Post-Effective Amendment No. 30 as Exhibit (h)(3) filed on April 13, 2001*

a.	Form of Substitution Agreement substituting NYLIM for NYLIAC – Previously filed with Post-Effective Amendment No. 30 as Exhibit (h)(3)(a) filed on April 13, 2001*

b.	Administration Agreement Supplements – Previously filed with Post-Effective Amendment No. 41 as Exhibit (4)(4) filed on April 5, 2005*

4.	Form of Amended and Restated Expense Limitation Agreement dated May 1, 2019 - Filed herewith

5.	Notice of Contractual Fee Waiver dated May 1, 2015 (Janus and Eagle) – Previously filed with Post-Effective Amendment No. 80 as Exhibit (h)(5) on May 1, 2015*

6.	Notice of Contractual Fee Waiver dated February 29, 2016 (Large Cap Growth) – Previously filed with Post-Effective Amendment No. 88 as Exhibit (h)(6) on May 2, 2016*

7.	Amended and Restated Transfer Agency and Service Agreement with NYLIM Service Company LLC dated October 1, 2008 – Previously filed with Pre-Effective Amendment No. 2 to MainStay Funds Trust’s Registration Statement on October 30, 2009.*

a.	Amendment dated April 11, 2016 to the Amended and Restated Transfer Agency Agreement dated October 1, 2008 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (h)(7)(a) on May 2, 2016*

b.	Amendment dated June 30, 2016 – Previously filed as Exhibit (h)(1)(a)(xi) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

c.	Amendment dated March 13, 2017 – Previously filed as Exhibit (h)(1)(a)(xii) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

d.	Amendment dated April 11, 2017 – Previously filed as Exhibit (h)(1)(a)(xiii) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

e.	Amendment dated May 8, 2017 – Previously filed as Exhibit (h)(1)(a)(xiv) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

f.	Amendment dated November 15, 2017 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (h)(7)(f) on September 10, 2018*

g.	Amendment dated February 28, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (h)(7)(g) on September 10, 2018*

h.	Amendment dated May 22, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (h)(7)(h) on September 10, 2018*

i.	Amendment dated July 2, 2018 – Previously filed with Post-Effective Amendment No. 101 as Exhibit (h)(7)(i) on September 10, 2018*

j.	Amendment dated November 30, 2018 – Previously filed with Post-Effective Amendment No. 103 as Exhibit (h)(7)(j) on November 30, 2018*

k.	Amendment dated February 28, 2019 - Filed herewith

l.	Amendment dated April 1, 2019 - Filed herewith

8.	Fund Participation Agreement dated May 1, 2016 with Nationwide – Previously filed with Post-Effective Amendment No. 88 as Exhibit (h)(8) on May 2, 2016*

9.	Shareholder Services Plan for Service 2 Class adopted December 2015 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (h)(9) on May 2, 2016*

10.	Appointment of Agent for Service (VP Cayman Sub) – Previously filed with Post-Effective Amendment No. 89 as Exhibit (h)(10) on September 12, 2016*

11.	Fund Participation Agreement dated May 1, 2017 with Jefferson National – Previously filed with Post-Effective Amendment No. 96 as Exhibit (h)(11) on August 10, 2017*

i.	Legal Opinions

1.	Legal Opinion of Dechert LLP – Filed herewith

j.	Other Opinions

1.	Consent of Independent Registered Public Accounting Firm – Filed herewith

k.	Not applicable

l.	Not applicable

m.	Rule 12b-1 Plan

1.	12b-1 Distribution and Service Plan for Service Class dated January 15, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (m)(1) on May 2, 2016*

2.	12b-1 Distribution and Service Plan for Service 2 Class dated May 1, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (m)(2) on May 2, 2016*

n.	Rule 18f-3 Plans

1.	Amended 18f-3 Plan dated May 1, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (n)(1) on May 2, 2016*

o.	Reserved

p.	Codes of Ethics

1.	Code of Ethics of the Registrant dated September 2016 – Previously filed with Post-Effective Amendment No. 100 as Exhibit (p)(1) on June 26, 2018*

2.	New York Life Investment Management Holdings LLC’s Code of Ethics dated May 2018 – Previously filed with Post-Effective Amendment No. 100 as Exhibit (p)(2) on June 26, 2018*

3.	Reserved

4.	Nuveen Investments Inc.’s (Winslow) Code of Ethics dated September 2016 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (p)(4) on August 10, 2017*

5.	Epoch Investment Partners, Inc.’s Code of Ethics dated October 2016 – Previously filed as Exhibit (p)(3) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

6.	Eagle Asset Management, Inc.’s Code of Ethics dated December 2016 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (p)(6) on August 10, 2017*

7.	Janus Capital Management LLC’s Code of Ethics dated February 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (p)(7) on May 2, 2016*

8.	MacKay Shields LLC’s Code of Ethics dated July 2014 – Previously filed with Post-Effective Amendment No. 79 as Exhibit (p)(9) on April 14, 2015*

9.	BNY Mellon Code of Conduct dated January 2018 – Previously filed with Post-Effective Amendment No. 104 as Exhibit (p)(9) on December 6, 2018*

10.	Pacific Investment Management Company LLC’s Code of Ethics dated August 2016 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (p)(10) on August 10, 2017*

11.	T. Rowe Price Associates, Inc.’s Code of Ethics dated March 2017 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (p)(11) on August 10, 2017*

12.	Fidelity 2019 Code of Ethics – Filed herewith

13.	Candriam Belgium’s Code of Ethics dated February 2015 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (p)(14) on May 2, 2016*

14.	Cushing Asset Management, L.P. Code of Ethics July 2017 – Previously filed as Exhibit (p)(6) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

Other Exhibits:

1.	Powers of Attorney – Previously filed with Post-Effective Amendment No. 55 as Exhibit “Other” filed on April 14, 2011*

2.	Powers of Attorney – Previously filed with Post-Effective Amendment No. 85 as Exhibit “Other” filed on February 12, 2016*

3.	Powers of Attorney (Blunt, Chow & Perold) – Previously filed with Post-Effective Amendment No. 86 as Exhibit “Other” filed on March 1, 2016*

4.	Power of Attorney (Hung) – Previously filed with Post-Effective Amendment No. 90 as Exhibit “Other” filed on January 30, 2017*

* Incorporated herein by reference

Item 29.	PERSONS CONTROLLED OR UNDER COMMON CONTROL WITH REGISTRANT

Shares of MainStay VP Funds Trust (the “Registrant”) are currently offered only to separate accounts of New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), for allocation to, among others, NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III , NYLIAC Variable Annuity Separate Account-IV, NYLIAC MFA Separate Account I, NYLIAC MFA Separate Account II, VLI Separate Account, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Variable Universal Life Separate Account-II, Corporate Sponsored Variable Universal Life Separate Account I, Private Placement Variable Universal Life Separate Account I and Private Placement Variable Universal Life Separate Account II (the “Variable Separate Accounts”). The Variable Separate Accounts are segregated asset accounts of NYLIAC. NYLIAC has provided the initial investment in the Variable Separate Accounts; and its affiliates, New York Life Investment Management LLC, MacKay Shields, LLC and Cornerstone Capital Management Holdings LLC, serve as investment advisers to the Portfolios.

The following chart lists entities in which New York Life Insurance Company ("NYLIC"), directly or indirectly, (1) owns more than 50% of the voting interests in, or otherwise exercises control over, the entity (each such entity, a “subsidiary”) or (2) owns between 10% and 50% of the voting securities in the entity (each such entity, an “affiliate”). Unless otherwise indicated, ownership is 100% of voting securities. Details on ownership of voting securities are noted in footnotes. Third party ownership of entities is not included. Subsidiaries of subsidiaries are indented.

This listing does not include NYLIC or subsidiary ownership in any mutual funds or separate accounts.

NYL Investors LLC (Delaware)

NYL Investors (U.K.) Limited (United Kingdom)

NYL Investors REIT Manager LLC (Delaware)

NYLIM Holdings NCVAD GP, LLC (Delaware)

McMorgan Northern California Value Add/Development Fund I, LP (Delaware) (50%)

MNCVAD-IND Greenwood CA LLC (Delaware)

MNCVAD-IND Norris Canyon CA LLC (Delaware)

MNCVAD-CP Norris Canyon LLC (Delaware) (94%)

MNCVAD-IND Petaluma CA LLC (Delaware)

MNCVAD-OFC 2665 NORTH FIRST CA LLC (Delaware)

MNCVAD-SEAGATE 2665 NORTH FIRST LLC (Delaware) (90%)

MNCVAD-OFC Bridgepointe CA LLC (Delaware)

MNCVAD-OFC RIDDER PARK CA LLC (Delaware)

MNCVAD-GRAYMARK RIDDER (Delaware) (97.50%)

MNCVAD-OFC ONE BAY CA LLC (Delaware)

MNCVAD-HARVEST ONE BAY LLC (Delaware) (95%)

MNCVAD-IND RICHMOND CA LLC (Delaware)

NYL Investors NCVAD II GP, LLC (Delaware)

McMorgan Northern California Value Add/Development Fund II, LP (Delaware) (50%)

MNCVAD II-MF HENLEY CA LLC (Delaware)

MNCVAD II-SP HENLEY JV LLC (Delaware) (90%)

MNCVAD II-SP HENLEY OWNER (Delaware)

Madison Core Property Fund LLC (Delaware) (NYL Investors is Non Member Manager 0.00%)8

MIREF 1500 Quail, LLC (Delaware)

MIREF Mill Creek, LLC (Delaware)

MIREF Gateway, LLC (Delaware)

MIREF Delta Court, LLC (Delaware)

MIREF Fremont Distribution Center, LLC (Delaware)

MIREF Century, LLC (Delaware)

MIREF Saddle River LLC (Delaware)

MIREF Newpoint Commons, LLC (Delaware)

MIREF Northsight, LLC (Delaware)

MIREF Riverside, LLC (Delaware)

MIREF Corporate Woods, LLC (Delaware)

MIREF Bedminster, LLC (Delaware)

MIREF Barton’s Creek, LLC (Delaware)

Barton’s Lodge Apartments, LLC (Delaware) (90%)

MIREF Marketpointe, LLC (Delaware)

MIREF 101 East Crossroads, LLC (Delaware)

101 East Crossroads, LLC (Delaware)

MIREF Chain Bridge, LLC (Delaware)

1991 Chain Bridge Road, LLC (Delaware)

MIREF Hawthorne, LLC (Delaware)

MIREF Auburn 277, LLC (Delaware)

MIREF Sumner North, LLC (Delaware)

MIREF Wellington, LLC (Delaware)

MIREF Warner Center, LLC (Delaware)

MADISON-IND Valley Business Park CA LLC (Delaware)

MADISON-MF Duluth GA LLC (Delaware)

MADISON-OFC Centerstone I CA LLC (Delaware)

MADISON-OFC Centerstone III CA LLC Delaware)

MADISON-MOB Centerstone IV CA LLC (Delaware)

MADISON-OFC Centerpoint Plaza CA LLC (Delaware)

MADISON-IND Logistics NC LLC (Delaware)

MCPF-LRC Logistics LLC (Delaware) (90%)

MADISON-MF Desert Mirage AZ LLC (Delaware)

MADISON-OFC One Main Place OR LLC (Delaware)

MADISON-IND Fenton MO LLC (Delaware)

MADISON-IND Hitzert Roadway MO LLC (Delaware)

MADISON-MF Hoyt OR LLC (Delaware)

MADISON-RTL Clifton Heights PA LLC (Delaware)

MADISON-IND Locust CA LLC (Delaware)

MADISON-OFC Weston Pointe FL LLC (Delaware)

MADISON-MF Henderson NV LLC (Delaware)

MCPF-SP Henderson LLC (Delaware) (90%)

MADISON-SP Henderson LLC (Delaware) (90%)

MADISON-IND VISTA LOGISTICS OR LLC (Delaware)

MADISON-SPECHT VISTA LOGISTICS LLC (Delaware) (95%)

MADISON-MF MCCADDEN CA LLC (Delaware)

MADISON-OFC 1201 WEST IL LLC (Delaware)

MADISON-MCCAFFERY 1201 WEST IL LLC (Delaware) (92.5%)

MADISON-MF CRESTONE AZ LLC (Delaware)

NYL Real Assets LLC (Delaware)

NYL Emerging Manager LLC (Delaware)

NYL Wind Investments LLC (Delaware)

NYLIFE Insurance Company of Arizona (Arizona)

NYLIC HKP Member LLC (Delaware) (NYLIC: 67.974%; NYLIAC 32.026%)

New York Life Insurance and Annuity Corporation (Delaware)

Ausbil IT – Ausbil Microcap Fund (Australia) (NYLIAC: 20.47%)

Ausbil IT – Candriam Sustainable Global Equity Fund (NYLIAC: 30.24%)

MacKay Shields Unconstrained Bond Fund (NYLIAC: 99.23%)

Ausbil Dividend Income Fund (NYLIAC: 99.80%)

New York Life Enterprises LLC (Delaware)

SEAF Sichuan SME Investment Fund LLC (Delaware) (39.98%)

New York Life International Holdings Limited (Mauritius) (84.38%)1

NYL Cayman Holdings Ltd. (Cayman Islands)

NYL Worldwide Capital Investments LLC (Delaware)

Seguros Monterrey New York Life, S.A. de C.V. (Mexico) (99.998%)2

Administradora de Conductos SMNYL, S.A. de C.V. (Mexico) (99%)

Agencias de Distribucion SMNYL, S.A. de C.V. (”ADIS”) (Mexico) (99%)

Inmobiliaria SMNYL, SA de C.V. (Mexico) (99% ; ADIS: 1%)

Madison Capital Funding LLC (Delaware) (NYLIC: 55%; NYLIAC: 45%)

MCF Co-Investment GP LLC (Delaware)

MCF Co-Investment GP LP (Delaware)

Madison Capital Funding Co-Investment Fund LP (Delaware)

Madison Avenue Loan Fund GP LLC (Delaware)

Madison Avenue Loan Fund LP (Delaware)

MCF KB Fund LLC (Delaware)

MCF Fund I LLC (Delaware)

Ironshore Investment BL I Ltd. (Bermuda)8 (0 voting ownership)

MCF CLO IV LLC (Delaware)7 (NYLIC: 6.7%)

MCF CLO V LLC (Delaware)7 (NYLIC: 5%)

MCF CLO VI LLC (Delaware)7 (0 voting ownership)

MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC) (Delaware)7 (0 voting ownership)

MCF KB Fund LLC (Delaware)

Montpelier Carry Parent, LLC (Delaware)

Montpelier Carry, LLC (Delaware)

Montpelier GP, LLC (Delaware)

Montpelier Fund, L.P. (Delaware)

MCF Mezzanine Carry I LLC (Delaware)9

MCF Mezzanine Fund I LLC (Delaware) (NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)

Warwick Seller Representative, LLC (Delaware)

Young America Holdings, LLC (“YAH”) (Delaware) (36.35%)9

YAC.ECOM Incorporated (Minnesota)

Young America, LLC (“YALLC”) (Minnesota)

Global Fulfillment Services, Inc. (Arizona)

SourceOne Worldwide, Inc. (Minnesota)

YA Canada Corporation (Nova Scotia,Canada)

Zenith Products Holdings, Inc. (Delaware) (16.36%)9

ZPC Holding Corp. (Delaware)

1 NYL Cayman Holdings Ltd. owns 15.62%.

2 NYL Worldwide Capital Investment LLC owns 0.002%.

Zenith Products Corporation (Delaware)

NYLIM Jacob Ballas India Holdings IV (Mauritius)

New York Life Investment Management Holdings LLC (Delaware)

New York Life Investment Management Asia Limited (Cayman Islands)

Japan Branch

Institutional Capital LLC (Delaware) (Dormant)

MacKay Shields LLC (Delaware)

MacKay Shields Core Plus Opportunities Fund GP LLC (Delaware)

MacKay Shields Core Plus / Opportunities Fund LP (Delaware)

MacKay Municipal Managers Opportunities GP LLC (Delaware)

MacKay Municipal Opportunities Master Fund, L.P. (Delaware)

MacKay Municipal Opportunities Fund, L.P. (Delaware)

MacKay Municipal Managers Credit Opportunities GP LLC (Delaware)

MacKay Municipal Credit Opportunities Master Fund, L.P. (Delaware)

MacKay Municipal Credit Opportunities Fund, L.P. (Delaware)

MacKay Municipal Credit Opportunities HL Fund, L.P

MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC (Cayman Is.)

MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP (Cayman Is.)

MacKay Municipal Short Term Opportunities Fund GP LLC (Delaware)

MacKay Municipal Short Term Opportunities Fund LP (Delaware)

Plainview Funds plc (Ireland) (50%) (MacKay Shields Employee: 50%)

Plainview Funds plc – MacKay Shields Emerging Markets Credit Portfolio (Ireland)(NYLIC: 0.00%; NYLIAC: 0.00%)

Plainview Funds plc – MacKay Shields Flexible Bond Portfolio (Ireland) (NYLIAC: 0%; NYLIC: 0%)

Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio (Ireland) (NYLIC: 1.91%; MacKay: 1.45%)

Plainview Funds plc – MacKay Shields Floating Rate High Yield Portfolio (Ireland) (NYLIC: 92.37%; MacKay 7.39%)

Plainview Funds plc – MacKay Shields Core Plus Opportunities Portfolio (Ireland) (NYL: 0%)

MacKay Shields Statutory Trust – High Yield Bond Series (Connecticut)8

Plainview Funds plc – MacKay Shields High Yield Crossover Portfolio (Ireland) (NYL: 0%)

MacKay Shields High Yield Active Core Fund GP LLC (Delaware)

MacKay Shields High Yield Active Core Fund LP (Delaware)

MacKay Shields Credit Strategy Fund Ltd (Cayman Islands)

MacKay Shields Credit Strategy Partners LP (Delaware)

MacKay Shields Defensive Bond Arbitrage Fund Ltd. (Bermuda) (13.61%)3

MacKay Shields Core Fixed Income Fund GP LLC (Delaware)

MacKay Shields Core Fixed Income Fund LP (Delaware)

MacKay Shields Select High Yield Bond Fund GP LLC (Delaware)

MacKay Shields Select High Yield Bond Fund LP (Delaware)

MacKay Shields High Yield Crossover Fund LP (Delaware)

MacKay Shields (International) Ltd. (UK) (“MSIL”)

MacKay Shields (Services) Ltd. (UK) (“MSSL”)

MacKay Shields UK LLP (UK) (MSIL: 99%; MSSL: 1%)

MacKay Shields Global Derivatives LLC (Delaware)

MacKay Municipal Managers Puerto Rico Opportunities GP LLC (Delaware)

MacKay Puerto Rico Opportunities Funds, L.P. (Delaware)

MacKay Puerto Rico Opportunities Feeder Fund, L.P. (Cayman Islands)

MacKay Municipal Managers California Opportunities GP LLC (Delaware)

MacKay Municipal Managers California Opportunities Fund, L.P. (Delaware)

MacKay Municipal New York Opportunities GP LLC (Delaware)

MacKay Municipal New York Opportunities Fund, L.P. (Delaware)

MacKay Municipal Opportunities HL Fund, L.P. (Delaware)

MacKay Municipal Capital Trading GP LLC (Delaware)

MacKay Municipal Capital Trading Master Fund, L.P. (Delaware)

MacKay Municipal Capital Trading Fund, L.P. (Delaware)

MacKay Municipal Managers Strategic Opportunities GP LLC (Delaware)

MacKay Municipal Managers Strategic Opportunities Fund, L.P. (Delaware)

MacKay Shields US Equity Market Neutral Fund GP LLC (Delaware)

MacKay Cornerstone US Equity Market Neutral Fund LP (Delaware)

3 NYLIC owns 13.24%, NYLIAC owns 0.00%, and MacKay owns .37% for a total ownership of 14.59%.

MacKay Shields Intermediate Bond Fund GP LLC (Delaware)

MacKay Shields Intermediate Bond Fund LP (Delaware)

MacKay Shields General Partner (L/S) LLC (Delaware)

MacKay Shields Long/Short Fund LP (Delaware)

MacKay Shields Long/Short Fund (Master) (Delaware)

Cornerstone Capital Management Holdings LLC (Delaware)

Cornerstone US Equity Market Neutral Fund, LLC (Delaware)

Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC (Delaware)

Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P. (Delaware)

GoldPoint Partners LLC (Delaware)

New York Life Capital Partners, L.L.C. (Delaware)

New York Life Capital Partners, L.P. (Delaware)

New York Life Capital Partners II, L.L.C. (Delaware)

New York Life Capital Partners II, L.P. (Delaware)

New York Life Capital Partners III GenPar GP, LLC (Delaware)

New York Life Capital Partners III GenPar, L.P. (Delaware)

New York Life Capital Partners III, L.P. (Delaware)

New York Life Capital Partners III-A, L.P. (Delaware)

New York Life Capital Partners IV GenPar GP, LLC (Delaware)

New York Life Capital Partners IV GenPar, L.P. (Delaware)

New York Life Capital Partners IV, L.P. (Delaware)

New York Life Capital Partners IV-A, L.P. (Delaware)

GoldPoint Mezzanine Partners IV GenPar GP, LLC (Delaware)

GoldPoint Mezzanine Partners IV GenPar, LP (Delaware)

GoldPoint Mezzanine Partners Co-Investment Fund A, LP (Delaware)

GoldPoint Mezzanine Partners IV, LP (Delaware) (“GPPIVLP”)

GPP Mezzanine Blocker Holdco A, LP (Delaware)(“GPPMBHA”)

GPP Mezzanine Blocker Holdco Preferred A, LP (Delaware)

GPP Mezzanine Blocker A, LP (Delaware) (GPPMBHA: 7.5%; GPPIVLP: 92.5%)

GPP Mezzanine Blocker Holdco B, LP (Delaware) (“GPPMBHB”)

GPP Mezzanine Blocker B, LP (Delaware) (“GPPMBHB: 4.4%; GPPIVLP: 95.6%)

GPP Mezzanine Blocker Holdco C, LP (Delaware) (“GPPMBHC”)

GPP Mezzanine Blocker C, LP (Delaware) (“GPPMBHC: %; GPPIVLP: %)

GPP Mezzanine Blocker Holdco D, LP (Delaware) (“GPPMBHD”)

GPP Mezzanine Blocker D, LP (Delaware)

GoldPoint Mezzanine Partners Offshore IV, L.P. (Cayman Islands)

GoldPoint Partners Co-Investment V GenPar GP LLC (Delaware)

GoldPoint Partners Co-Investment V GenPar, LP (Delaware)

GoldPoint Partners Co-Investment Fund A, LP (Delaware)

GoldPoint Partners Co-Investment V, LP (Delaware)**

GoldPoint Partners Co-Investment V ECI Blocker A, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker B, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker Holdco C, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker C, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker D, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker Holdco E, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker E, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker Holdco F, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker F, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker Holdco G, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker G, LP (Delaware)

GoldPoint Partners Select Manager III GenPar GP, LLC (Delaware)

GoldPoint Partners Select Manager III GenPar, L.P. (Cayman Islands)

GoldPoint Partners Select Manager Fund III, L.P. (Cayman Islands)

GoldPoint Partners Select Manager Fund III AIV, L.P. (Delaware)

GoldPoint Partners Select Manager IV GenPar GP, LLC (Delaware)

GoldPoint Partners Select Manager IV GenPar, L.P. (Delaware)

GoldPoint Partners Select Manager Fund IV, L.P. (Delaware)

GoldPoint Partners Canada III GenPar Inc. (Canada)

GoldPoint Partners Select Manager Canada Fund III, L.P. (Canada)

GoldPoint Partners Canada IV GenPar Inc. (Delaware)

GoldPoint Partners Select Manager Canada Fund IV, L.P. (Delaware)

GoldPoint Partners Co-Investment VI GenPar GP LLC (Delaware)

GoldPoint Partners Co-Investment VI GenPar, LP (Delaware)

GoldPoint Partners Co-Investment VI, LP (Delaware)

GoldPoint Private Credit GenPar GP, LLC (Delaware)

GoldPoint Private Credit Fund, LP (Delaware) (GoldPoint: 100%)

NYLCAP 2010 Co-Invest GenPar GP, LLC (Delaware)

NYLCAP 2010 Co-Invest GenPar L.P. (Delaware)

NYLCAP 2010 Co-Invest L.P. (Delaware)

NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P. (Delaware)

NYLCAP 2010 Co-Invest ECI Blocker B L.P. (Delaware)

NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P. (Delaware)

NYLCAP 2010 Co-Invest ECI Blocker E L.P. (Delaware)

NYLCAP 2010 Co-Invest ECI Blocker F L.P. (Delaware)

NYLCAP 2010 C0-Invest ECI Blocker G L.P. (Delaware)

NYLCAP Canada GenPar Inc. (Canada)

NYLCAP Select Manager Canada Fund, LP (Canada)

NYLCAP Canada II GenPar Inc. (Canada)

NYLCAP Select Manager Canada Fund II, L.P. (Canada)

NYLIM Mezzanine GenPar GP, LLC (Delaware)

NYLIM Mezzanine GenPar, LP (Delaware)

New York Life Investment Management Mezzanine Partners, LP (Delaware)

NYLIM Mezzanine Partners Parallel Fund, LP (Delaware)

NYLIM Mezzanine Partners II GenPar GP, LLC (Delaware)

NYLIM Mezzanine Offshore Partners II, LP (Cayman Islands)

NYLIM Mezzanine Partners II GenPar, LP (Delaware)

New York Life Investment Management Mezzanine Partners II, LP (Delaware)

NYLIM Mezzanine Partners II Parallel Fund, LP (Delaware)

NYLIM Mezzanine II Parallel Luxco S.à.r.l. (Luxembourg)

Voice Holdco Ltd. (Nova Scotia, Canada) (27%)9

Voice Holdings Ltd. (Nova Scotia, Canada)

Voice Construction Ltd. (Alberta, Canada)

Voice Construction Opco ULC (Alberta, Canada)

Blue Sky Earthworks Ltd. (Canada)

NYLCAP Mezzanine Partners III GenPar GP, LLC (Delaware)

NYLCAP Mezzanine Partners III GenPar, LP (Delaware)

NYLCAP Mezzanine Partners III-K, LP (Delaware)**

NYLCAP Mezzanine Partners III, LP (Delaware)**

NYLCAP Mezzanine Partners III Parallel Fund, LP (Delaware)**

NYLCAP Mezzanine Partners III 2012 Co-Invest, LP (Delaware)**

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP (Delaware)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP (Delaware)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP (Delaware)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco C, LP (Delaware)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker C, LP (Delaware)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco D, LP (Delaware)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker D, LP (Delaware)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco E, LP (Delaware)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco F, LP (Delaware)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker F, LP (Delaware)

NYLCAP Mezzanine Offshore Partners III, L.P. (Cayman Islands)

NYLCAP Select Manager GenPar GP, LLC (Delaware)

NYLCAP Select Manager GenPar, LP (Delaware)

NYLCAP Select Manager Fund, LP (Delaware)

NYLCAP Select Manager Cayman Fund, LP (Cayman Islands)

NYLCAP Select Manager II GenPar GP, LLC (Delaware)

NYLCAP Select Manager II GenPar, L.P. (Cayman Islands)

NYLCAP Select Manager Fund II, L.P. (Cayman Islands)**

NYLCAP India Funding LLC (Delaware)

NYLIM-JB Asset Management Co., LLC (Mauritius) (24.66%)4

New York Life Investment Management India Fund II, LLC (Mauritius)

New York Life Investment Management India Fund (FVCI) II, LLC (Mauritius)

NYLCAP India Funding III LLC (Delaware)

NYLIM-Jacob Ballas Asset Management Co. III, LLC (Mauritius) (24.66%)5

NYLIM Jacob Ballas India Fund III (Mauritius) LLC

NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC

NYLIM Jacob Ballas India (FII) III (Mauritius) LLC

Evolvence Asset Management, Ltd. (Goldpoint: 24.5%)

NYLCAP Holdings LLC (Mauritius)

Jacob Ballas Capital India PVT. Ltd. (Mauritius) (23.30%)

NYLIM Service Company LLC (Delaware)

NYL Workforce GP LLC (Delaware)

New York Life Investment Management LLC (Delaware)

NYLIM-GCR Fund I, LLC (Delaware) (50%)

NYLIM Fund II GP, LLC (Delaware)

NYLIM Real Estate Mezzanine Fund II, LP (Delaware)

NYLIM-TND, LLC (Delaware)

WFHG GP, LLC (Delaware) (50%)

Workforce Housing Fund I-2007 LP (Delaware) (50%)

IndexIQ Holdings Inc. (Delaware) (“IQ Holdings”)

Financial Development LLC (Delaware) (“FD LLC”) (74.37%; IQ Holdings: 25.63%)

IndexIQ Inc. (Delaware)

IndexIQ LLC (Delaware)

IndexIQ Advisors LLC (Delaware)

New York Life Investment Management Holdings International S.a.r.l. (Luxembourg)

New York Life Investment Management Holdings II International S.a.r.l. (Luxembourg)

New York Life Investment Management Global Holdings S.a.r.l.(Luxembourg) (“NYLIMGH”)

CGH UK Acquisition Company Limited (UK)

Candriam Luxco S.a.r.l. (Luxembourg) (“CANLUXS”)

Candriam Luxembourg (Luxembourg) (”CANLUX”) (NYLIMGH: 95.033%; 1 share held by CANLUXS)

Candriam Luxembourg Italy Branch

Candriam Luxembourg UK Establishment

Candriam Luxembourg Germany Branch

Candriam Luxembourg US Branch

Candriam Luxembourg Spain Branch

Candriam Luxembourg Netherlands Branch

Candriam Luxembourg MENA Branch (Dubai, UAE)

Candriam Belgium (Belgium) (“CANBEL”) (99.99%; NYLIMGH: 0.01%)

Candriam France (France) (”CANFR”)

Candriam Monétaire (CANBEL: 1.23%; CANFR: 0.99%)

Candriam Switzerland LLC (Switzerland)

BIL Prime Advanced Cash + 100 (Lux) (CANLUX: 36.44%; CANBEL: 32.51%) (“BILPAC”)

Cordius CIG (Lux) (CANLUX: 68.04%; CANBEL: 15.98%; CANFR: 15.98%)

Candriam Bonds Convertible Opportunities (Lux) (CANLUX: 29.76%)

Candriam Alternative Return Equity Market Neutral (Lux) (21.05%)

Candriam L ESG Defensive Asset Allocation (Lux) (5.72%)

Ausbil Investment Management Limited (Australia) (79.25%)

Ausbil Australia Pty. Ltd. (Australia)

Ausbil Asset Management Pty. Ltd. (Australia)

Ausbil Investment Management Limited Employee Share Trust (Ausbil: 100%) (Australia)

ISPT Holding (Australia) (.037%)

Ausbil Investment Management Limited Employee Share Trust (Australia)

NYLIFE Distributors LLC (Delaware)

Private Advisors L.L.C. (Delaware) (65.85%)

PACIF Carry Parent, LLC (Delaware)

PACIF Carry, LLC (Delaware)

PACIF GP, LLC Delaware)

4 NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.

5 NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.

Private Advisors Coinvestment Fund, LP (Delaware)

PACIF II GP, LLC Delaware)

Private Advisors Coinvestment Fund II LP (Delaware)

PACIF II Carry Parent, LLC (Delaware)

PACIF II Carry, LLC (Delaware)

PACIF III GP, LLC (Delaware)

Private Advisors Coinvestment Fund III, LP (Delaware)

PACIF III Carry Parent, LLC (Delaware)

PACIF III Carry, LLC (Delaware)

PACIF IV GP, LLC (Delaware)

Private Advisors Coinvestment Fund IV, LP (Delaware)

PACIF IV Carry Parent, LLC (Delaware)

PACIF IV Carry, LLC (Delaware)

PA Hedged Equity Fund, L.P. (Delaware)

Private Advisors Hedged Equity Fund (QP), L.P. (Delaware)

Private Advisors Hedged Equity Master Fund (Delaware)6

Private Advisors Small Company Buyout Fund II, L.P. (Delaware)

PASCBF III GP, LLC (Delaware)

Private Advisors Small Company Buyout Fund III, LP (Delaware)

PASCBF IV GP, LLC (Delaware)

Private Advisors Small Company Buyout Fund IV, LP (Delaware)

PASCBF IV Carry Parent, LLC (Delaware)

PASCBF IV Carry, LLC (Delaware)

PASCBF V GP, LLC (Delaware)

Private Advisors Small Company Buyout Fund V, LP (Delaware)

Private Advisors Small Company Buyout V–ERISA Fund, LP (Delaware)

PASCBF V Carry Parent, LLC (Delaware)

PASCBF V Carry, LLC (Delaware)

PASCPEF VI Carry Parent, LLC (Delaware)

PASCPEF VI Carry, LLC (Delaware)

PASCPEF VI GP, LLC (Delaware)

Private Advisors Small Company Private Equity Fund VI, LP (Delaware)

Private Advisors Small Company Private Equity Fund VI (Cayman), LP (Cayman Islands)

PASCPEF VII GP, LLC (Delaware)

Private Advisors Small Company Private Equity Fund VII, LP (Delaware)

Private Advisors Small Company Private Equity Fund VII (Cayman) (Cayman Is.)

PASCPEF VII Carry Parent, LLC (Delaware)

PASCPEF VII Carry, LLC (Delaware)

PASCPEF VIII GP, LLC (Delaware)

Private Advisors Small Company Private Equity Fund VIII (Delaware)

PASCPEF VIII Carry Parent, LLC (Delaware)

PASCPEF VIII Carry, LLC (Delaware)

Cuyahoga Capital Partners I Management Group, LLC (Delaware)

Cuyahoga Capital Partners I, L.P. (Delaware)

Cuyahoga Capital Partners II Management Group LLC (Delaware)

Cuyahoga Capital Partners II LP (Delaware)

Cuyahoga Capital Partners III Management Group LLC (Delaware)

Cuyahoga Capital Partners III LP (Delaware)

Cuyahoga Capital Partners IV Management Group LLC (Delaware)

Cuyahoga Capital Partners IV LP (Delaware)

Cuyahoga Capital Emerging Buyout Partners Management Group LLC (Delaware)

Cuyahoga Capital Emerging Buyout Partners LP (Delaware)

PA Real Assets Carry Parent, LLC (Delaware)

PA Real Assets Carry, LLC (Delaware)

PA Emerging Manager Carry Parent, LLC (Delaware)

PA Emerging Manager Carry, LLC (Delaware)

RIC I GP, LLC (Delaware)

Richmond Coinvestment Partners I, LP (Delaware)

RIC I Carry Parent, LLC (Delaware)

RIC I Carry, LLC (Delaware)

PASF V GP, LLC (Delaware)

Private Advisors Secondary Fund V, LP (Delaware)

PASF V Carry Parent, LLC (Delaware)

PASF V Carry, LLC (Delaware)

PARAF GP, LLC (Delaware)

Private Advisors Real Assets Fund, LP (Delaware)

6 Private Advisors Hedged Equity Fund (QP), L.P. owns 33.61% and PA Hedged Equity Fund, L.P. owns 66.39% of the Master Fund.

PARAF Carry Parent, LLC (Delaware)

PARAF Carry, LLC (Delaware)

PASCCIF GP, LLC (Delaware)

Private Advisors Small Company Coinvestment Fund, LP (Delaware)

Private Advisors Small Company Coinvestment Fund-ERISA, LP (Delaware)

PASCCIF Carry Parent, LLC (Delaware)

PASCCIF Carry, LLC (Delaware)

PA Real Assets Carry Parent II, LLC (Delaware)

PA Real Assets Carry II, LLC (Delaware)

PARAF II GP, LLC (Delaware)

Private Advisors Real Assets Fund II, LP (Delaware)

Private Advisors Hedged Equity Fund, Ltd. (Cayman Islands) (0%)

Private Advisors Hedged Equity Fund (QP), Ltd. (Cayman Islands) (0%)

Private Advisors Hedged Equity Master Fund, Ltd. (Cayman Islands) (owned by two funds above)

Private Advisors Stable Value ERISA Fund, Ltd. (Cayman Islands) (0%)

Private Advisors Stable Value Master Fund, Ltd. (Cayman Islands) (owned by two funds above)

UVF GP, LLC (Delaware)

Undiscovered Value Fund, LP (Delaware)

Undiscovered Value Fund, Ltd. (Cayman Islands)8

Undiscovered Value Master Fund SPC (Cayman Islands)

NYLM Alternatives LLC (Delaware)

CVP Holdings, LLC (Delaware) (60%)

CVP CLO Manager, LLC (Delaware)

CVP CLO Holdings GP LLC (Delaware)

CVP CLO Holdings, LP (Cayman Is.)

CVP CLO Advisors, LLC (Delaware)

Credit Value Partners, LLC (Delaware)

CHIPC Evergreen General, LLC (Delaware)

CVP High Income Private Credit Master Fund, LP (Cayman Is.)

CVP Loan Servicing LLC (Delaware)

CHIPC PE General, LLC (Delaware)

CHIPC PE Intermediate Fund, LP (Cayman Is.)

CVP High Income Private Equity PE Fund (Cayman), LP (Cayman Is.)

CVP High Income Private Credit PE Fund, LP (Delaware)

CVP Distressed Fund, LLC (Delaware)

CVF IV General, LLC (Delaware)

Credit Value Fund IV, LP (Delaware)

Credit Value Fund (Cayman) IV, LP (Cayman Is.)

Credit Value Intermediate Fund IV, LP (Cayman Is.)

Credit Value Master Fund IV-A, LP (Cayman Is.)

Credit Value Master Fund IV-B, LP (Cayman Is.)

CVF IV Vert LLC (Delaware)

CVF IV-A1 Vert LLC (Delaware)

CVP SPV LLC (Delaware)

CVP SPV LLC Series I (Delaware)

CVP SPV LLC Series II (Delaware)

CVP SPV LLC Series III (Delaware)

CVP Management Ireland Limited (Ireland)

NYLIM Flatiron CLO 2004-1 Ltd. (Cayman Islands)7

NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A (Delaware)

NYLIM Flatiron CLO 2006-1 Ltd. (Cayman Islands)

NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A (Delaware)

Flatiron CLO 2007-1 Ltd. (Cayman Islands)

NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A (Cayman Islands)

Flatiron CLO 2011-1 Ltd. (Cayman Islands) (NYL: 0%)

Flatiron CLO 2012-1 Ltd. (Cayman Islands) (NYL: 0%)

Flatiron CLO 2013-1-Ltd. (Cayman Islands) (NYL: 0%)

Flatiron CLO 2014-1-Ltd. (Cayman Islands) (NYL: 0%)

Flatiron CLO 2015-1 Ltd. (Cayman Islands) (NYL: 0%)

Flatiron CLO 17 Ltd. (Cayman Islands) (NYL: 0%)

Flatiron CLO 18 Ltd. (Cayman Islands) (NYL: 0%) (NYL Investors 100% Equity)

Flatiron CLO 18 Funding Ltd. (Cayman Islands) (NYL: 100%)

Stratford CDO 2001-1 Ltd. (Cayman Islands)

Silverado CLO 2006-II Limited (Cayman Islands)

Silverado 2006-II Equity Holdings LLC, Series A (Cayman Islands)

7 Control of each CLO/CDO and other entities is pursuant to an investment management contract with NYLIM or affiliate, not through ownership of voting interests unless, otherwise, ownership noted..

NYLIFE LLC (Delaware)

Eagle Strategies LLC (Delaware)

New York Life Capital Corporation (Delaware)

New York Life Trust Company (New York)

NYL Executive Benefits LLC (Delaware)

NYLIFE Securities LLC (Delaware)

NYLINK Insurance Agency Incorporated (Delaware)

NYLUK I Company (United Kingdom)

NYLUK II Company (United Kingdom)

Gresham Mortgage (United Kingdom)

W Construction Company (United Kingdom)

WUT (United Kingdom)

WIM (AIM) (United Kingdom)

Silver Spring, LLC (Delaware)

Silver Spring Associates, L.P. (Pennsylvania)

SCP 2005-C21-002 LLC (Delaware)

SCP 2005-C21-003 LLC (Delaware)

SCP 2005-C21-006 LLC (Delaware)

SCP 2005-C21-007 LLC (Delaware)

SCP 2005-C21-008 LLC (Delaware)

SCP 2005-C21-009 LLC (Delaware)

SCP 2005-C21-017 LLC (Delaware)

SCP 2005-C21-018 LLC (Delaware)

SCP 2005-C21-021 LLC (Delaware)

SCP 2005-C21-025 LLC (Delaware)

SCP 2005-C21-031 LLC (Delaware)

SCP 2005-C21-036 LLC (Delaware)

SCP 2005-C21-041 LLC (Delaware)

SCP 2005-C21-043 LLC (Delaware)

SCP 2005-C21-044 LLC (Delaware)

SCP 2005-C21-048 LLC (Delaware)

SCP 2005-C21-061 LLC (Delaware)

SCP 2005-C21-063 LLC (Delaware)

SCP 2005-C21-067 LLC (Delaware)

SCP 2005-C21-069 LLC (Delaware)

SCP 2005-C21-070 LLC (Delaware)

NYMH-Ennis GP, LLC (Delaware)

NYMH-Ennis, L.P. (Texas)

NYMH-Freeport GP, LLC (Delaware)

NYMH-Freeport, L.P. (Texas)

NYMH-Houston GP, LLC (Delaware)

NYMH-Houston, L.P. (Texas)

NYMH-Plano GP, LLC (Delaware)

NYMH-Plano, L.P. (Texas)

NYMH-San Antonio GP, LLC (Delaware)

NYMH-San Antonio, L.P. (Texas)

NYMH-Stephenville GP, LLC (Delaware)

NYMH-Stephenville, L.P. (Texas)

NYMH-Taylor GP, LLC (Delaware)

NYMH-Taylor, L.P. (Texas)

NYMH-Attleboro MA, LLC (Delaware)

NYMH-Farmingdale, NY LLC (Delaware)

NYLMDC-King of Prussia GP, LLC (Delaware)

NYLMDC-King of Prussia Realty, LP (Delaware)

NYLife Real Estate Holdings LLC (Delaware)

Huntsville NYL LLC (Delaware)

CC Acquisitions, LP (Delaware)

REEP-IND Cedar Farms TN LLC (Delaware)

Cedar Farms JV LLC (Delaware) (90%)

REEP-IND Continental NC LLC (Delaware)

LRC-Patriot, LLC (Delaware) (93%)

REEP-LRC Industrial LLC (Delaware)

REEP-IND Forest Park NJ LLC (Delaware)

FP Building 4 LLC (Delaware)

FP Building 1-2-3 LLC (Delaware)

FP Building 17, LLC (Delaware)

FP Building 18, LLC (Delaware)

FP Building 19, LLC (Delaware)

FP Building 20, LLC (Delaware)

FP Mantua Grove LLC (Delaware)

FP Lot 1.01 LLC (Delaware)

REEP-IND NJ LLC (Delaware)

NJIND JV LLC (Delaware) (93%)

NJIND Hook Road LLC (Delaware)

NJIND Raritan Center LLC (Delaware)

NJIND Talmadge Road LLC (Delaware)

NJIND Bay Avenue LLC (Delaware)

NJIND Melrich Road LLC (Delaware)

NJIND Corbin Street LLC (Delaware)

REEP-IND Valwood TX LLC (Delaware)

REEP-MF Cumberland TN LLC (Delaware)

Cumberland Apartments, LLC (Tennessee)

REEP-MF Enclave TX LLC (Delaware)

Enclave CAF LLC (Delaware)

REEP-MF Marina Landing WA LLC (Delaware)

REEP-SP Marina Landing LLC (Delaware) (98%)

REEP-MF Mira Loma II TX LLC (Delaware)

Mira Loma II, LLC (Delaware) (50%)

REEP-MF Summitt Ridge CO LLC (Delaware)

Summitt Ridge Apartments, LLC (Delaware)

REEP-MF Woodridge IL LLC (Delaware)

REEP-OF Centerpointe VA LLC (Delaware)

Centerpointe (Fairfax) Holdings LLC (Delaware) (50%)

REEP-OFC 575 Lex NY LLC (Delaware)

REEP-OFC 575 Lex NY GP LLC (Delaware)

Maple REEP-OFC 575 Lex Holdings LP (Delaware) (50%)

Maple REEP-OFC 575 Lex Owner LLC (Delaware) (50%)

REEP-RTL SASI GA LLC (Delaware)

REEP-RTL Bradford PA LLC (Delaware)

REEP-OFC Royal Centre GA LLC (Delaware)

Royal Centre, LLC (Delaware) (90%)

REEP-RTL CTC NY LLC (Delaware)

REEP-OFC 5005 LBJ Freeway TX LLC (Delaware) (97%)

5005 LBJ Tower LLC (Delaware) (97%)

REEP-MF SPENCER NV LLC (Delaware)

REEP-HZ SPENCER JV LLC (Delaware) (92.7%)

REEP-HZ SPENCER LLC (Delaware)

REEP-OFC/RTL MARKET ROSS TX LLC (Delaware)

MARKET ROSS TX JV LLC (Delaware)

MARKET ROSS TX GARAGE OWNER LLC (Delaware)

MARKET ROSS TX OFFICE OWNER LLC (Delaware)

MARKET ROSS TX RETAIL OWNER LLC (Delaware)

REEP-OFC Mallory TN LLC (Delaware)

3665 Mallory JV LLC (Delaware) (90.9%)

REEP-OFC WATER RIDGE NC LLC (Delaware)

REEP-OFC Viridian AZ LLC (Delaware)

REEP-Hines Viridian JV LLC (Delaware) (60.1177%)

REEP-OFC 2300 Empire LLC (Delaware)

REEP-MF Wynnewood PA LLC (Delaware)

Wynnewood JV LLC (Delaware) (92.06%)

2015 DIL PORTFOLIO HOLDINGS LLC (Delaware) (NYLIC: 100)

NJ 663 E. CRESCENT AVE LLC (Delaware)

NJ 1881 ROUTE 46 LLC (Delaware)

PA 180 KOST RD LLC (Delaware)

2017 CT REO HOLDINGS LLC (Delaware) (NYLIC: 62.307692%; NYLIAC: 37.692308%)

CT 611 W. JOHNSON AVE LLC (Delaware)

CT 550 RESEARCH PKWY LLC (Delaware)

CT 160 CORPORATE COURT LLC (Delaware)

Cortlandt Town Center LLC (Delaware)

REEP-IND 10 WEST AZ LLC (Delaware)

REEP-IND Aegean MA LLC (Delaware)

REEP-IND CHINO CA LLC (Delaware)

REEP-IND FREEDOM MA LLC (Delaware)

REEP-IND Fridley MN LLC (Minnesota)

REEP-IND Green Oaks IL LLC (Delaware)

REEP-IND Kent LLC (Delaware)

REEP-IND LYMAN MA LLC (Delaware)

REEP-IND RTG NC LLC (Delaware)

REEP-MF 960 East Paces Ferry GA LLC (Delaware)

REEP-MF 960 EPF Opco GA LLC (Delaware)

REEP-MF Chandler AZ LLC (Delaware)

REEP-MF Issaquah WA LLC (Delaware)

REEP-MF Mount Vernon GA LLC (Delaware)

REEP-MF Mount Laurel NJ LLC (Delaware)

REEP-MF Verde NC LLC (Delaware)

REEP-MF Wallingford WA LLC (Delaware)

REEP-OFC Bellevue WA LLC (Delaware)

REEP-OFC WATER RIDGE NC HOLDCO LLC (Delaware)

REEP-OFC ONE WATER RIDGE NC LLC (Delaware)

REEP-OFC TWO WATER RIDGE NC LLC (Delaware)

REEP-OFC FOUR WATER RIDGE NC LLC (Delaware)

REEP-OFC FIVE WATER RIDGE NC LLC (Delaware)

REEP-OFC SIX WATER RIDGE NC LLC (Delaware)

REEP-OFC SEVEN WATER RIDGE NC LLC (Delaware)

REEP-OFC EIGHT WATER RIDGE NC LLC (Delaware)

REEP-OFC NINE WATER RIDGE NC LLC (Delaware)

REEP-OFC TEN WATER RIDGE NC LLC (Delaware)

REEP-OFC ELEVEN WATER RIDGE NC LLC (Delaware)

REEP-MF FOUNTAIN PLACE MN LLC (Delaware)

REEP-MF FOUNTAIN PLACE LLC (Delaware)

REEP-OFC 2300 Empire CA LLC (Delaware)

REEP-IND 10 WEST II AZ LLC (Delaware)

REEP-RTL Flemington NJ LLC (Delaware)

REEP-RTL Mill Creek NJ LLC (Delaware)

REEP- MF Evanston IL LLC (Delaware)

PTC Acquisitions, LLC (Delaware)

Martingale Road LLC (Delaware)

New York Life Funding (Cayman Islands)8

New York Life Global Funding (Delaware)8

NYL Equipment Issuance Trust (Delaware)9

NYL Equipment Issuance Trust 2014-2 (Delaware)9

Government Energy Savings Trust 2003-A (GEST) (New York)9

UFI-NOR Federal Receivables Trust, Series 2009B (New York)9

NYLARC Holding Company Inc. (Arizona)8

New York Life Agents Reinsurance Company (Arizona)8

JREP Fund Holdings I, L.P. (12.5%) (Cayman Is.)

Jaguar Real Estate Partners L.P. (30.3%) (Cayman Is.)

NYLIFE Office Holdings Member LLC (Delaware) (51%)

NYLIFE Office Holdings LLC (Delaware) (51%)

NYLIFE Office Holdings REIT LLC (Delaware)

REEP-OFC DRAKES LANDING CA LLC (Delaware)

REEP-OFC CORPORATE POINTE CA LLC (Delaware)

REEP-OFC VON KARMAN CA LLC (Delaware)

REEP-OFC ONE BOWDOIN SQUARE MA LLC (Delaware)

REEP-OFC 525 N Tryon NC LLC (Delaware)

525 Charlotte Office LLC (Delaware) (48.45%)

NYLIFE Office Holdings Acquisitions REIT LLC (Delaware)

REEP OFC Westory DC LLC (Delaware)

MAX Ventures and Industries Limited (India) (22.51%)

8 Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.

9 Control is through financial interest, not ownership of voting interests.

ITEM 30. INDEMNIFICATION

The MainStay Group of Funds, which includes MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds, maintains a joint directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy and joint independent directors liability (“IDL”) insurance policy. The D&O/E&O liability insurance policy covers all of the directors and officers of the MainStay Group of Funds and the IDL insurance policy covers the independent directors only. Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities with the MainStay Group of Funds.

Article VII of the Registrant’s Declaration of Trust states as follows:

Section 3. Indemnification.

(a) For purposes of this Section 3 and Section 5 of this Article VII and any related provisions of the By-laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(b) Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By-Laws:

(i) every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii) every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof;

(iii) every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having held such Other Position, and against amounts paid or incurred by him in the settlement thereof;

(c) Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.

(d) No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

(e) With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:

(i) by the court or other body before which the Proceeding was brought;

(ii)	by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(iii)	by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(f) The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, may be entitled, and other persons may be entitled by contract or otherwise under law.

(g) Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.

Section 5. Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Person entitled to indemnification from the Trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity entitling him or her to indemnification hereunder.

Item 31. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

New York Life Investment Management LLC (“New York Life Investments”) acts as the investment adviser for each series of the following open-end registered management investment companies: MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds.

The list of officers and directors of New York Life Investments, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by New York Life Investments (SEC File No: 801-57396).

Mellon Investments Corporation File No. 801-19785	Janus Capital Management LLC File No. 801-13991

Candriam Belgium File No. 801-80508	MacKay Shields LLC File No. 801-5594

Cushing Asset Management, LP File No. 801-63255	NYL Investors LLC File No. 801-78759

Eagle Asset Management, Inc. File No. 801-21343	Pacific Investment Management Company, LLC File No. 801-48187

Epoch Investment Partners, Inc. File No. 801-63118	T. Rowe Price Associates, Inc. File No. 801-856

FIAM LLC File No. 801-63658	Winslow Capital Management LLC File No. 801-41316

IndexIQ Advisors LLC File No. 801-68220

Item 32. PRINCIPAL UNDERWRITERS

a. Inapplicable

b. Inapplicable

c. Inapplicable

Item 33. LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, the Registrant, the Manager, the Subadvisors and NYLIFE Distributors LLC. The Registrant, the Manager and NYLIFE Distributors LLC’s address is 30 Hudson Street, Jersey City, New Jersey 07302. The Subadvisors addresses are: Mellon Investments Corporation, 201 Washington Street, Boston, MA 02108; Candriam Belgium, Avenue des Arts 58, 1000 Bruxelles, Belgium; Cushing Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, TX 75225; Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716; Epoch Investment Partners, Inc., 399 Park Avenue, New York, NY 10022; FIAM LLC, 900 Salem Street, Smithfield, RI 02917; IndexIQ Advisors LLC, 51 Madison Avenue, New York, NY 10010; Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805; MacKay Shields LLC, 1345 Avenue of the Americas, New York, NY 10105; NYL Investors LLC, 51 Madison Avenue, New York, NY 10010; Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, CA 92660; T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202; and Winslow Capital Management LLC, 4400 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Records relating to the Registrant’s custodian are maintained by State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900.

Records relating to the Transfer Agent of the MainStay VP Convertible Portfolio – Service 2 Class shares are maintained by DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169.

Item 34. MANAGEMENT SERVICES

Inapplicable.

Item 35. UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and that it has duly caused this Post-Effective Amendment No. 107 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City in the State of New Jersey, on the 18th day of April, 2019.

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 107 to the Registration Statement has been signed below by the following persons in the capacities indicated on April 18, 2019.

SIGNATURE	TITLE

/s/ Kirk C. Lehneis	President and Principal Executive Officer
Kirk C. Lehneis

/s/ Susan B. Kerley*	Trustee and Chairman of the Board
Susan B. Kerley

/s/ David H. Chow*	Trustee
David H. Chow

/s/ Yie-Hsin Hung*	Trustee
Yie-Hsin Hung

/s/ Alan R. Latshaw*	Trustee
Alan R. Latshaw

/s/ Richard H. Nolan, Jr.*	Trustee
Richard H. Nolan, Jr.

/s/ Jacques P. Perold*	Trustee
Jacques P. Perold

/s/ Richard S. Trutanic*	Trustee
Richard S. Trutanic

/s/ Jack R. Benintende	Treasurer and Principal Financial
Jack R. Benintende	and Accounting Officer

By: /s/ J. Kevin Gao	Secretary
J. Kevin Gao
As Attorney-in-Fact

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

(d)(1)(j)	Form of Amendment dated May 1, 2019 to the Management Agreement

(d)(2)(b)	Amendment dated February 28, 2019 to the Epoch Investment Partners Inc. Subadvisory Agreement

(d)(2)(c)	Amendment dated April 1, 2019 to the Epoch Investment Partners Inc. Subadvisory Agreement

(d)(2)(d)	Form of Amendment dated May 1, 2019 to the Epoch Investment Partners Inc. Subadvisory Agreement

(d)(3)(e)	Amendment dated February 28, 2019 to the MacKay Shields LLC Subadvisory Agreement

(d)(3)(f)	Amendment dated April 1, 2019 to the MacKay Shields LLC Subadvisory Agreement

(d)(3)(g)	Form of Amendment dated May 1, 2019 to the MacKay Shields LLC Subadvisory Agreement

(d)(11)(b)	Amendment dated May 1, 2018 to the Candriam Belgium Subadvisory Agreement

(g)(1)(q)	Amendment dated February 28, 2019 to the Master Custodian Agreement

(g)(2)(p)	Amendment dated February 28, 2019 to the Master Delegation Agreement

(h)(4)	Form of Amended and Restated Expense Limitation Agreement dated May 1, 2019

(h)(7)(k)	Amendment dated February 28, 2019 to the Amended and Restated Transfer Agency Agreement

(h)(7)(l)	Amendment dated April 1, 2019 to the Amended and Restated Transfer Agency Agreement

(i)(1)	Legal Opinion of Dechert LLP

(j)(1)	Consent of Independent Registered Public Accounting Firm

(p)(12)	Fidelity 2019 Code of Ethics